                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811 - 07674
                                         The Diversified Investors Funds Group

                                         811 - 07495
                                         The Diversified Investors Funds
                                         Group II
                                         (Exact name of Registrant as specified
                                         in charter)

Address of Registrant:                   4 Manhattanville Road
                                         Purchase, NY 10577

Name and address of agent for service:   Joseph Carusone
                                         4 Manhattanville Road
                                         Purchase, NY 10577

Registrant's telephone number, including area code: (914) 697-8586

Date of fiscal year end: December 31, 2006

Date of reporting period: June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

THE DIVERSIFIED INVESTORS FUNDS GROUP

                     THE DIVERSIFIED INVESTORS FUNDS GROUP

                           THE DIVERSIFIED INVESTORS
                           STRATEGIC ALLOCATION FUNDS


                               SEMI-ANNUAL REPORT


                                 June 30, 2006


                                       \
                     Stock Index       |
                 International Equity  |
                   High Yield Bond     |--    Long Horizon
                  Aggressive Equity    |
                   Small-Cap Growth    |
                    Special Equity     |--  Intermediate/Long
                   Small-Cap Value     |         Horizon
                    Mid-Cap Growth     |
                    Mid-Cap Value      |-- Intermediate Horizon
                    Equity Growth      |
                   Growth & Income     |
                        Value          |
                    Value & Income     |--  Short/Intermediate
                  Total Return Bond    |         Horizon
                       Balanced        |
                      Core Bond        |
               Intermediate Govt. Bond |--    Short Horizon
                  High Quality Bond    |
                     Money Market      /
                                                              [DIVERSIFIED LOGO]
                                                                 DIVERSIFIED
                                                                  INVESTMENT
                                                                   ADVISORS

                 ---------------------------------------------



This report is not to be construed as an offering for sale of any shares of The Diversified Investors Funds Group or The Diversified Investors Strategic Allocation Funds, or as a solicitation of an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.


This is a combined annual report for The Diversified Investors Funds Group and The Diversified Investors Strategic Allocation Funds.

      THE DIVERSIFIED INVESTORS FUNDS GROUP AND STRATEGIC ALLOCATION FUNDS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
DIVERSIFIED INVESTORS FUNDS GROUP:
Economic Overview...........................................    2
An Explanation of Fund Expenses.............................   11
Statements of Assets and Liabilities........................   18
Statements of Operations....................................   22
Statements of Changes in Net Assets -- June 30, 2006........   26
Statements of Changes in Net Assets -- December 31, 2005....   30
  STEPHENS INTERMEDIATE BOND PORTFOLIO:
  Statement of Operations...................................   34
  Statements of Changes in Net Assets.......................   35
Notes to Financial Statements...............................   36
DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS:
Performance Overview........................................   54
An Explanation of Fund Expenses.............................   55
Statements of Assets and Liabilities........................   57
Statements of Operations....................................   58
Statements of Changes in Net Assets -- June 30, 2006........   59
Statements of Changes in Net Assets -- December 31, 2005....   60
PORTFOLIOS OF INVESTMENTS:
  Short Horizon Strategic Allocation Fund...................   61
  Short Intermediate Horizon Strategic Allocation Fund......   62
  Intermediate Horizon Strategic Allocation Fund............   63
  Intermediate Long Horizon Strategic Allocation Fund.......   64
  Long Horizon Strategic Allocation Fund....................   65
Portfolio Composition.......................................   66
Notes to Financial Statements...............................   67

APPROVAL OF INVESTMENT ADVISORY CONTRACTS...................   77
DIVERSIFIED INVESTORS PORTFOLIOS:
Economic Overview...........................................   82
Statements of Assets and Liabilities........................   92
Statements of Operations....................................   96
Statements of Changes in Net Assets -- June 30, 2006........  100
Statements of Changes in Net Assets -- December 31, 2005....  104
  PORTFOLIOS OF INVESTMENTS:
  Money Market Portfolio....................................  108
  High Quality Bond Portfolio...............................  110
  Intermediate Government Bond Portfolio....................  118
  Core Bond Portfolio.......................................  120
  Total Return Bond Portfolio...............................  134
  Balanced Portfolio........................................  143
  Value & Income Portfolio..................................  155
  Value Portfolio...........................................  158
  Growth & Income Portfolio.................................  160
  Equity Growth Portfolio...................................  165
  Mid-Cap Value Portfolio...................................  168
  Mid-Cap Growth Portfolio..................................  172
  Small-Cap Value Portfolio.................................  174
  Special Equity Portfolio..................................  176
  Small-Cap Growth Portfolio................................  187
  Aggressive Equity Portfolio...............................  192
  High Yield Bond Portfolio.................................  194
  International Equity Portfolio............................  203
Summary of Footnotes and Abbreviations to Portfolios........  208
Portfolio Composition.......................................  209
Notes to Financial Statements...............................  211
Approval of Investment Advisory Contracts...................  235
Master Investment Portfolio -- S&P 500 Index Master
  Portfolio Semi-Annual Report..............................  241

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               ECONOMIC OVERVIEW

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

PLEASE NOTE THAT ANY PERFORMANCE FIGURES DISCUSSED BELOW REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. VISIT WWW.DIVINVEST.COM FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END. THE RETURN PROVIDED FOR A PARTICULAR ISSUER HELD BY A PORTFOLIO REPRESENTS THE RETURN FROM THE SECURITY FOR THE ACTUAL PERIOD HELD BY THE PORTFOLIO, WHICH MAY BE SHORTER THAN THE 6-MONTH REPORTING PERIOD.

                    THE ECONOMY AND CAPITAL MARKETS OVERVIEW

The first two quarters of 2006 were near opposites of each other in many ways. The first three months of the year were characterized by a robust and steadily rising stock market. Strong economic news buoyed stock returns, but negatively impacted bond returns. In contrast, the second three months of the year started as a continuation of the first quarter, but concerns about inflation and continued interest rate increases led to considerable market volatility beginning in mid-May; as a result, most major stock indices suffered significant declines.

                                ECONOMIC REVIEW

Throughout the period, the U.S. economy continued to grow at a healthy pace and unemployment remained low, essentially at "full employment" levels. Oil prices, which surged 9.2% during the first quarter to near-record highs, retreated somewhat through the second quarter; however it appeared that higher energy prices began working their way into other segments of the economy. Core inflation (excluding food and energy), which had been hovering at a 2% annual rate, showed a sharp rise during the second quarter. Throughout the period, increases in consumer confidence suggested that Americans were not overly anxious about the state of the economy.

The Federal Reserve continued its campaign to raise interest rates against the threat of looming inflation. Under the new leadership of Ben Bernanke, the Fed increased its federal funds rate a total of four times over the first half of 2006, in 0.25% increments, to 5.25% by June 30. The federal funds rate is the rate commercial banks charge each other, and is the basis upon which other rates are set. While these interest rate increases served as a mere backdrop during the first quarter, with most investors taking the increases in stride, during the second quarter, concerns around interest rates were the central topic of discussion. Specifically, May's market volatility was sparked by Bernanke's comments, interpreted by investors to mean interest rate increases were likely to continue for some time.

Consistent with higher interest rates, the "housing bubble" showed further signs of deflating, with a decrease in both new home sales and mortgage applications. This was no doubt due in large part to increases in mortgage rates -- the 30-year rate rose to 6.71% during the period, the highest it's been in four years.

Corporate earnings have remained strong, despite higher energy and borrowing costs, with many wondering how long the positive trend can continue.

                              STOCK MARKET REVIEW

Throughout most of the period, stocks continued to climb, and the Dow Jones Industrial Average reached 11,709.09 in May, challenging its all-time high set six years ago. The sharp decline that began in mid-May on interest rate uncertainty was widespread. Almost all market segments finished lower for the second quarter, though some indices managed to post positive returns for the six-month period ended June 30. The Standard & Poor's 500 Index, for example, posted a 2.7% gain for the period, even though it declined 1.4% for the second quarter.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

While stock investors seemed unable to take on enough risk during the first quarter, concerns about inflation and rising interest rates caused a flight from riskier asset classes during the second quarter. As a result, stocks that had posted some of the highest returns in recent periods -- including emerging markets, energy, and small-cap -- suffered the steepest declines during the last weeks of the period. The Nasdaq Composite Index, heavily weighted in technology stocks, declined -7.2% for the second quarter, dragging its six-month return ended June 30 into negative territory (-1.5%).

Overall, value outperformed growth for the six month period across all domestic market segments, and small-cap stocks outperformed large-cap stocks. As measured by the Russell 2000 Value Index, small value returned 10.4% for the six months ended June 30, the highest return for the period, while large growth, as measured by the Russell 1000 Growth Index had the lowest, and only negative, return (-0.9%).

Within the S&P 500 Stock Index, the telecommunications (+13.8%) and energy (+13.7%) sectors finished the period higher, while the healthcare (-3.8%) and information technology (-5.7%) sectors posted the weakest returns for the period.

Stock prices outside the U.S. outpaced their domestic counterparts, with the MSCI World ex-US Index returning 10.40% for the six months ended June 30. As one of the riskiest components of the international segment, emerging markets were particularly hard hit during the second quarter. The impact of declines in foreign markets was mitigated for domestic investors as a weaker U.S. dollar enhanced returns.

                               BOND MARKET REVIEW

Rising interest rates generally result in difficult periods for bonds, since bond prices fall when rates rise. With the Federal Reserve having increased rates four times during the period -- bringing to 17 the total number of consecutive increases since the rate tightening campaign began -- most of the bond market posted negative returns.

The yield on the 10-year Treasury bond rose to 5.145% by June 30, up considerably from the beginning of the year. In fact, all along the yield curve, yields moved higher, yet the flatness of the yield curve meant that long-term bond investors were not being rewarded adequately for the greater interest-rate and inflation risks they were assuming. Throughout the period, corporate issuance of new bonds was high as companies sought to take action before rates get too much higher and to minimize their future coupon payments to investors.

As a measure of the overall bond market, the Lehman Brothers Aggregate Bond Index return was down -0.7% for the six month period ended June 30. Short-term and high-yield bonds were among the best performing bond sectors, posting positive returns for the period. High-yield bonds were helped by Ford and General Motors issues that were coming off of last year's lows.

                               MONEY MARKET FUND

The Money Market Fund returned 1.97% for the first six months of 2006, versus a 2.19% return for the Citigroup Treasury Bill 3-Month Index.

The portfolio management team anticipated Federal Reserve rate increases and continued to focus on the short end of the yield curve to avoid losses and take advantage of rises in short-term rates, which was the biggest contributor to performance over the period. In addition, the portfolio's shorter duration relative to the benchmark helped performance as rates rose.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

By keeping the average maturity of the Fund shorter than that of the benchmark, the sub-advisor was able to take advantage of reinvesting at higher rates. The Fund's significant allocation to asset-backed commercial paper also helped performance, as this sector displayed strong returns during the period. The Fund continued to focus on high quality commercial paper from banks. Because many banks have a continuous need to have access to financial markets, bank paper is generally considered safer than equivalent industrial securities.

                             HIGH QUALITY BOND FUND

The High Quality Bond Fund returned 0.93% for the first six months of 2006, outpacing the 0.89% median return for the Morningstar Short-term Bond Universe but slightly trailing the 1.04% return of the Merrill Lynch 1-3 Year Treasury Index.

For the six months ended June 30, the income component of the portfolio provided the largest source of excess return versus the benchmark. The sector selection/quality component also contributed positively to return, while the security spread and yield curve components had a slight negative impact on the portfolio. The source of return is not surprising given that within the short-term universe from which holdings are selected, the sub-advisor favored non-U.S. Treasury securities that may generate greater income, although with slightly higher risks. Because of the Funds' focus on shorter maturities, higher interest rates did not have a material impact on most of the portfolio, with the exception of the Fund's relatively smaller exposure to holdings with slightly longer maturities (greater than 3 years). These securities were negatively impacted by the sharp rise in interest rates during the period.

From an absolute return standpoint, for the six-month period ended June 30, the asset-backed sector had the highest total returns followed by the agency, corporate, collateralized mortgage-based security and residential mortgage sectors.

                       INTERMEDIATE GOVERNMENT BOND FUND

The Intermediate Government Bond Fund fell -0.58% during the first six months of 2006, underperforming both the Lehman Brothers Intermediate Government Bond Index return of 0.01% and the 0.89% median return for the Morningstar Short-term Bond Universe.

During the period, the Fund underperformed the benchmark due to its yield curve position and mortgage-backed security allocation. However, the overweighted positions to asset-backed securities and commercialized mortgage-backed securities positively contributed to performance. Additionally, the Fund's slightly longer duration detracted from performance as rates rose during the period.

                                 CORE BOND FUND

The Core Bond Fund fell -0.56% the first six months of 2006, outperforming the Lehman Brothers Aggregate Bond Index of -0.72% as well as the Morningstar Intermediate Bond Universe median return of -0.82%.

As interest rates rose for the first half of 2006, the Fund benefited from having a shorter duration than the benchmark. Additional contributors to performance included corporate security selection; allocations to asset-backed and commercial mortgage-backed securities; and a non-dollar bond allocation, with currency exposure to the euro and yen. Positive performance during the period was partially offset by underweighted positions to both the mortgage and agency sectors.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

                             TOTAL RETURN BOND FUND

The Total Return Bond Fund returned -0.86% for the first six months of 2006, in line with the Lehman Brothers Aggregate Bond Index of -0.72% and the Morningstar Intermediate Bond Universe median return of -0.82%.

The Fund's longer duration relative to the Lehman Brothers Aggregate Bond Index detracted from performance as interest rates rose. Additionally, the Fund suffered when the yield curve flattened and a modestly concentrated exposure to longer duration securities declined in value. Corporate bond prices also fell; however, the Fund's underweight exposure benefited performance. Low volatility conditions were favorable to the portfolio's overweight exposures to lower quality issues and the mortgage-backed sector. The Fund's TIPS (Treasury Inflation Protected Securities) holdings also contributed positively to performance, thanks to an outsized inflation adjustment to principle for the period. Non-dollar bond exposure had little impact on returns. Emerging market and high yield debt exposure added to returns as the yield differentials between these securities and Treasuries remained relatively stable. Finally, an emphasis on the automobile sector benefited the portfolio as General Motors bonds rose on favorable restructuring news.

                              HIGH YIELD BOND FUND

For the six months ended June 30, 2006, the High Yield Bond Fund's return of 4.20% outperformed both the Merrill Lynch High Yield Master II Index of 3.07% and the 2.30% median return for the Morningstar High Yield Bond Universe.

The Fund benefited from having a shorter duration versus the benchmark as rates increased during the period. From a sector allocation perspective, the Fund was helped by its overweighted position to B-rated bonds, which performed better than BB-rated bonds. Lower rated debt outperformed the broader high yield market in the first half of the year, so an overweight position in CCC-rated debt relative to the benchmark was additive to return.

On an industry basis, the returns were enhanced through strong security selection. The most notable contributions came from bonds in the gaming, telecommunications, and building materials industries. Avoiding certain automobile issues and energy bonds also helped.

                                 BALANCED FUND

The Balanced Fund posted a 1.41% return for the six-month period ended June 30, outpacing the 60% S&P 500/40% Lehman Brothers Aggregate Bond Index return of 1.35%. With regard to asset allocation, a primary performance driver, the Fund was slightly overweight to the relatively stronger equity portion over the six months.

The equity portion of the Fund is managed by Goldman Sachs Asset Management, who employs a quantitative enhanced index strategy. The largest contributions to return for the period have been from holdings in the materials and industrials sectors. Within materials, Nucor (+55%), a manufacturer and seller of steel and steel products, beat estimates on improved sales and an increased dividend, while Southern Copper (+16%) advanced on merger talks in early May. Industrials garnered returns from railroad holdings, particularly CSX (+39%), which benefited from a corporate restructuring, higher than estimated earnings, increased pricing and solid demand going forward; and Burlington Northern (+13%), which saw increased demand that improved pricing power and caused earnings to come in higher than analyst estimates. Also contributing positively to performance were Boeing (+18%) as well as Emerson Electric (+13%).

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

The fixed-income portion of the Fund is overseen by Western Asset Management. The Fund's longer duration relative to the Lehman Brothers Aggregate Bond Index detracted from performance as interest rates rose. Additionally, the Fund suffered when the yield curve flattened and a modestly concentrated exposure to longer duration securities declined in value. Corporate bond prices also fell; however, the Fund's underweight exposure to corporate bonds benefited performance. Low volatility conditions were favorable to the portfolio's overweight exposures to lower quality issues and the mortgage-backed sector. The Fund's TIPS (Treasury Inflation Protected Securities) holdings also contributed positively to performance, thanks to an outsized inflation adjustment to principle for the period. Non-dollar bond exposure had little impact on returns. Emerging market and high yield debt exposure added to returns as the yield differentials between these securities and treasuries remained relatively stable. Finally, an emphasis on the automobile sector benefited the portfolio as General Motors bonds rose on favorable restructuring news.

                              VALUE & INCOME FUND

The Value & Income Fund posted a 5.48% return for the first six months of 2006, outpacing the 4.80% return of the Morningstar Large Value Universe median, but lagging the Russell 1000 Value Index return of 6.56%.

In the large value arena, the market favored telecommunications, energy, consumer staples, and industrials, while financials, information technology, healthcare and consumer discretionary languished. A portfolio overweight to the underperforming information technology sector accounted for the majority of the shortfall versus the Index, while other factors constituted large, albeit offsetting, differentials.

The portfolio saw gains in the energy, industrial and telecommunications sectors. Energy stocks rose on increased profits as a result of higher energy prices. Specific holdings that helped the portfolio in this regard included ConocoPhilips (+14%), Chevron (+11%), Exxon (+10%) and Occidental Petroleum (+29%). Within industrials, Boeing, the world's second-largest maker of commercial airliners, was up +17% as profits rose after a large jump in deliveries and on news of new contracts with China, GE Commercial Aviation Services and Pegasus. CSX, representing a key position in the portfolio, also posted strong returns (+39%), as it benefited from a corporate restructuring and positive sentiment. The company beat analyst earnings estimates and also observed increased pricing in light of solid shipping demand. Cooper Industries, an electrical products and tools company, posted a return of +28% for the period. The stock faired well as reported revenues exceeded analyst estimates. Among telecommunications companies, the stock of Qwest Communications returned 43% as profits increased on higher sales and lower costs. In addition, AT&T posted a 17% return on strong earnings and progress in wireless, broadband as well as business services units that demonstrated revenue and subscriber growth.

Portfolio holdings in the healthcare, financial and information technology sectors detracted from performance during the period. Among healthcare, stocks that disappointed included Boston Scientific (-19%), which acquired Guidant in early 2006. Guidant's implantable heart device has been recalled and may open Boston Scientific up to lawsuits. In addition, the firm saw decreased demand for its drug coated stents on published reports that uncoated stents had fewer complications. Watson Pharmaceuticals (-28%) saw a 35% drop in first-quarter profit, hurt by declining prescriptions in its non-promoted brands. The financial stock with the most impact was AIG, which fell -13% on the news of the $1.6 billion settlement with the SEC over federal and state charges of fraud. Decreased first quarter profits hurt the stock's performance. Within information technology, Intel (-23%) fell on lower than expected revenues combined with Dell's decision to end its exclusive use of Intel chips in its servers.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                   VALUE FUND

The Value Fund returned -0.77% for the six-month period ended June 30, lagging the Russell 1000 Value Index return of 6.56% and the Morningstar Large Value Universe median return of 4.80%. Hotchkis and Wiley, the sub-advisor for the Fund, uses a disciplined focus on value, which results in the portfolio manager seeking out undervalued, out-of-favor stocks while avoiding more momentum oriented groups.

Relative underperformance was concentrated in the technology and consumer discretionary sectors. In the technology sector, software developer CA, Inc. declined on news of executive turnover. In the consumer discretionary sector, homebuilders Pulte and Centex as well as the St. Joe Company (categorized as a financial stock) were sources of negative performance. The Fund's underweighted position in energy also detracted from performance year-to-date. Strong relative performance from railroad CSX, metals stocks Alcoa and Alcan, and financial stock Mastercard helped offset the negative impact of technology and consumer discretionary stocks.

                              GROWTH & INCOME FUND

The Growth & Income Fund returned 0.94% for the first six months of 2006, trailing the S&P 500 Index return of 2.71% and the Morningstar Large Blend Universe median return of 2.49%.

Holdings in the financial sector that were additive to returns included Goldman Sachs (+18%) on news that profits were more than double their level in the same period last year on higher investment banking fees and trading profits; and Bank of America (+6%) was up on cost cutting activities, share buy back programs, improved earnings and higher profits from credit card fees. Nucor, a manufacturer and seller of steel and steel products within the industrial sector, beat estimates on improved sales and an increased dividend, and was up 55%. The energy sector was also a positive contributor to return, in particular Exxon (+10%), a significant position in the portfolio, which rose higher on the general increase in energy prices and steady demand.

Losses were incurred from securities residing in the poor performing healthcare and information technology sectors. Among healthcare stocks, Amgen (-17%) lowered earnings expectations twice during the period and also incurred higher than expected acquisition costs, which cut into profits. UnitedHealth Group (-28%), fell on an option backdating scandal which may target the CEO, as well as increased costs from previous acquisitions. Within information technology, Qualcomm (-7%) moved lower on concerns over royalties and a suit against Nokia for patent violations. The firm is also being investigated in South Korea for antitrust violations. And, despite beating analyst estimates in April, Broadcom (31%) traded down on news of improper options backdating.

                               EQUITY GROWTH FUND

The Equity Growth Fund fell -3.29% for the first six months of 2006, falling short of the Russell 1000 Growth Index return of -0.93% and the -1.13% median return of the Morningstar Large Growth Universe.

Holdings in the industrial, consumer discretionary and financial sectors were the greatest contributors to performance. The largest contributors within the industrial sector included Boeing (+18%) on new contracts; Burlington Northern (+13%) on increased pricing; Fedex (+13%) due to an increase in ground transportation market share; and Caterpillar (+30%) as a result of increased international sales. Gambling stocks within the consumer discretionary sector were also additive, in particular Las Vegas Sands (+56%), which won a highly contested contract to build Singapore's first casino; and Wynn Resorts (+34%), on Macau resorts in China, which have higher revenue per table than casinos in Las Vegas.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

Unfortunately, the portfolio's positions in healthcare and information technology more than negated those gains. Healthcare detractors were Genentech (-12%), which issued earnings guidance decreasing expectations; Amgen (-17%) lowered earnings expectations twice during the period and also incurred higher than expected acquisition costs, which cut into profits. With a relatively large portfolio position, the largest detractor for the period was UnitedHealth Group (-28%), which fell on an option backdating scandal that may target the CEO, as well as increased costs from previous acquisitions. Information technology stocks that hurt performance included Qualcomm (-7%) on concerns over royalties and a suit against Nokia for patent violations; as well as Apple Computer (-29%), which was sold from the portfolio after reporting disappointing first quarter sales results.

                             AGGRESSIVE EQUITY FUND

The -0.12% return of the Aggressive Equity Fund during the first six months of 2006 outpaced both the Russell 1000 Growth Index return of -0.93% and the -1.13% median return of the Morningstar Large Growth Universe.

For the year-to-date, sector selection was positive, as six of the eleven sector positions within the portfolio outpaced their corresponding index sector returns. Contributing the most to performance relative to the benchmark were growth-oriented holdings in the technology, financial service and consumer staple sectors. Among the stocks that added value were Akamai Technologies (+82%), Archer-Daniels-Midland (+68%), Joy Global (+31%), Celgene (+37%), Las Vegas Sands (+44%), Corning (+23%), and Chicago Mercantile Exchange Holdings (+34%).

The primary detractors from performance were the healthcare and energy sectors which represented a substantial percentage of the portfolio on a combined basis. Stocks in these sectors that produced sub-par results for the reporting period included: Silicon Laboratories (-42%), Cisco Systems (-10%), Marvell Technology Group (-25%), eBay (-28%), Apple Computer (-21%), and Genzyme (-13%).

                               MID-CAP VALUE FUND

The Mid-Cap Value Fund returned 6.64% for the first six months of 2006, outpacing the 4.19% Russell Midcap Value Index return, but falling short of the 7.02% median return of the Morningstar Midcap Blend Universe.

Technology and industrials were the biggest contributors to performance. Within technology, Amdocs (+24%), a software company, won a key contract with Rogers Canada while Commscope (+40%) moved higher on guidance that second quarter sales would be higher. The stock of USG Corporation (+30%), a manufacturer and distributor of building materials within the industrial sector, moved higher on stronger earnings forecasts.

Holdings within materials and consumer staples detracted from performance, as both sectors within the portfolio lagged the benchmark component returns. Within materials, Ball Corporation (-6%) fell on lower first quarter results while Lubrizol (-7%), a specialty chemical company posted first quarter losses as higher costs outweighed a 16% rise in revenue. Among consumer staples stocks, Tyson Foods (-13%) the nation's largest chicken and beef producer, announced a second quarter loss, having been impacted by fears surrounding the bird flu. An underweight to the volatile and expensive real estate industry was also a slight detractor over the six-month period.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

                              MID-CAP GROWTH FUND

The Fund's 0.63% return for the six-month period ended June 30 fell short of both the 2.56% Russell Midcap Growth Index return and the 2.56% median return for the Morningstar Mid Growth Universe.

The healthcare sector was the largest contributor to performance during the period. Specifically, Celgene (+46%), a multinational integrated biopharmaceutical company, was the best performing stock in the portfolio as an increase in revenue caused earnings to surpass estimates. Hologic (+30%) increased on news that the company was cleared to market its Discovery DXA System approved for detecting cardiovascular disease. Hologic is a manufacturer and distributor of diagnostic and medical imaging systems primarily serving the healthcare needs of women.

Portfolio holdings within the information technology and energy sectors were the biggest detractors from returns for the period. Within information technology, two semiconductor companies were down significantly. Silicon Labs (-41%) declined despite strong first quarter results due to challenges in the low-end cell phone market for the emerging world, while Broadcom (-30%) fell on macroeconomic concerns and worries over stock option backdating. Among energy stocks, Southwestern Energy (-13%), the second largest holding in the Fund, fell due to profit-taking by investors.

                              SMALL-CAP VALUE FUND

For the first six months of 2006, the Fund posted a return of 4.75%, while the Russell 2000 Value Index posted a 10.44% return and the median return of the Morningstar Small Value Universe was 7.79%.

An overweight position to the high-performing energy sector and an underweight position to the financial sector were additive to the portfolio for the period. The biggest single stock contributor was Oceaneering (+84%), an advanced applied technology company, which rose on news that it stands to benefit from favorable sub-sea infrastructure, offshore construction and deepwater drilling trends. Among financials, Jefferies Group (+33%), an investment bank, raised its quarterly dividend by 67%.

Healthcare, materials and consumer discretionary sectors accounted for most of the Fund's underperformance. Disease management company Matria Healthcare (-44%) fell as analysts downgraded the stock based on a lower earnings outlook. Meritage Homes (-25%) also fell as a result of being downgraded. Fund holdings of Headwaters (-28%), a diversified company providing products, technologies and services to the energy and construction materials industries, dropped as analysts lowered their target price for the stock. Homebuilder stocks and construction material companies did not fare well in the second quarter as Federal Reserve interest rate policy concerns gripped the market.

                              SPECIAL EQUITY FUND

The Fund's 3.40% return for the first six months of 2006 fell short of the 8.22% Russell 2000 Index return as well as the Morningstar Small Growth Universe median return of 4.91%.

The utilities sector contributed slightly to fund performance. Two stocks that were particularly additive included Avista (+31%), an energy company, the quarterly profits of which tripled from the same period last year, and Oneok (+30%), a distributor of natural gas, which increased on higher quarterly results.

The healthcare and consumer discretionary sectors were the biggest detractors for the period. Within healthcare, Neurocrine Biosciences (-86%), developer of drugs for the treatment of neurological and endocrine-related diseases and disorders, fell as its quarterly net loss widened. The stock of Medarex (-31%), a biopharmaceutical company, dropped after the firm received a grand jury subpoena for stock option grant

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

practices. Hovnanian Enterprise (-39%) and Meritage Homes (-25%) fell as the market continued to punish securities in the homebuilding industry from speculation on a dramatic fall in housing demand.

                             SMALL-CAP GROWTH FUND

The Fund's return of 2.28% for the first six months of the year was below the 6.07% Russell 2000 Growth Index and the 4.91% median return for the Morningstar Small Growth Universe.

Although the energy and material sectors did not represent significant positions within the Fund, they were the biggest contributors to performance for the period. Core Laboratories N.V. (+63%), reported higher first quarter profits, while Carpenter Technology (+64%), a firm engaged in the manufacturing, fabrication and distribution of specialty metals and engineered products, reported record sales for the quarter ending March 31.

The technology sector was the biggest detractor from performance. Specifically, Neoware (-47%), a software company, saw its stock drop sharply on lower sales forecasts, while Portalplayer (-65%), a semi-conductor company, fell on a quarterly earnings decline.

                           INTERNATIONAL EQUITY FUND

The Fund posted a strong absolute return of 9.46% for the first six months of 2006, above the Morningstar Foreign Large Blend Universe median return of 9.31%, but below the MSCI World ex-US Index return of 10.40%. A falling U.S. dollar boosted foreign stock returns.

The Fund was aided by positions in financials and materials. London Stock Exchange (+69%) was up on earnings growth from robust trading volumes as well as a Nasdaq takeover bid. In materials, German steelmaker ThyssenKrupp saw shares appreciate after Citigroup raised the price estimate for the stock on expected steel price increases.

Performance was hurt by the poorer performing consumer discretionary and information technology sectors. Rakuten (-35%), a Japanese internet catalog company, was impacted by volatility in Japanese internet stocks. Logitech International, which designs and manufactures peripherals for personal computers, traded down on sluggish sales early in the year. From a country standpoint, the portfolio saw the largest contribution from French securities while holdings in Australia accounted for the largest detraction.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                        AN EXPLANATION OF FUND EXPENSES

                                  (UNAUDITED)

As a shareholder in a mutual fund invested in a corresponding series of the Diversified Investors Portfolios, you will bear the ongoing costs of managing the corresponding portfolio in which your fund invests (such as the investment advisor's fee and other expenses). You will also bear the cost of operating the mutual fund (such as distribution fees, administrative fees, and other expenses).

The first line of each table shown below, based on an investment of $1,000, will show you how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its corresponding portfolio. The figures are based on the actual total return and the actual expenses incurred for the period January 1, 2006 - June 30, 2006. In order to approximate how much you paid in expenses during the six months, divide your balance by 1,000, and multiply the result by the dollar amount shown under the heading "Expenses Paid During the Period".

The second line in each table shown below, also based on an investment of $1,000, is based on the actual expense ratio of your fund, but assumes a total annual return rate of 5% before expenses. Since the 5% is hypothetical, the ending account values and the expenses paid for the period January 1, 2006 - June 30, 2006 will not be the actual values per $1,000 of your investment. This information is presented so you may compare the cost of owning a Diversified Investors Fund against the cost of owning other funds. Other mutual funds should provide this information based on a hypothetical annual return of 5% before expenses in their most recent report in order for you to make a fair comparison.

DIVERSIFIED CLASS OF SHARES:

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
         MONEY MARKET              January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,019.70             $4.03            0.80%
         Hypothetical
       (5% annual return               $1,000           $1,020.94             $4.03            0.80%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
       HIGH QUALITY BOND           January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,009.30             $4.80            0.96%
         Hypothetical
       (5% annual return               $1,000           $1,020.16             $4.82            0.96%
       before expenses)

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

DIVERSIFIED CLASS OF SHARES (CONTINUED):


                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
 INTERMEDIATE GOVERNMENT BOND      January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $  994.20             $4.97            1.00%
         Hypothetical
       (5% annual return               $1,000           $1,019.95             $5.04            1.00%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
           CORE BOND               January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $  994.40             $4.73            0.95%
         Hypothetical
       (5% annual return               $1,000           $1,020.18             $4.80            0.95%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
       TOTAL RETURN BOND           January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $  991.40             $4.96            1.00%
         Hypothetical
       (5% annual return               $1,000           $1,019.95             $5.04            1.00%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
           BALANCED                January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,014.80             $5.47            1.09%
         Hypothetical
       (5% annual return               $1,000           $1,019.51             $5.48            1.09%
       before expenses)

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

DIVERSIFIED CLASS OF SHARES (CONTINUED):


                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
        VALUE & INCOME             January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,054.80             $5.12            1.00%
         Hypothetical
       (5% annual return               $1,000           $1,019.95             $5.04            1.00%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
             VALUE                 January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $  992.30             $5.22            1.05%
         Hypothetical
       (5% annual return               $1,000           $1,019.70             $5.29            1.05%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
        GROWTH & INCOME            January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,009.40             $5.76            1.15%
         Hypothetical
       (5% annual return               $1,000           $1,019.20             $5.79            1.15%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
         EQUITY GROWTH             January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $  967.10             $5.95            1.21%
         Hypothetical
       (5% annual return               $1,000           $1,018.88             $6.11            1.21%
       before expenses)

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

DIVERSIFIED CLASS OF SHARES (CONTINUED):


                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
         MID-CAP VALUE             January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,066.40             $6.44            1.25%
         Hypothetical
       (5% annual return               $1,000           $1,018.70             $6.29            1.25%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
        MID-CAP GROWTH             January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,006.30             $6.71            1.34%
         Hypothetical
       (5% annual return               $1,000           $1,018.24             $6.75            1.34%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
        SMALL-CAP VALUE            January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,047.50             $7.39            1.45%
         Hypothetical
       (5% annual return               $1,000           $1,017.71             $7.28            1.45%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
        SPECIAL EQUITY             January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,034.00             $7.23            1.43%
         Hypothetical
       (5% annual return               $1,000           $1,017.83             $7.17            1.43%
       before expenses)

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

DIVERSIFIED CLASS OF SHARES (CONTINUED):


                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
       SMALL-CAP GROWTH            January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,022.80             $7.74            1.53%
         Hypothetical
       (5% annual return               $1,000           $1,017.28             $7.72            1.53%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
       AGGRESSIVE EQUITY           January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $  998.80             $6.48            1.30%
         Hypothetical
       (5% annual return               $1,000           $1,018.45             $6.54            1.30%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
        HIGH YIELD BOND            January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,042.00             $5.60            1.10%
         Hypothetical
       (5% annual return               $1,000           $1,019.45             $5.54            1.10%
       before expenses)

                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
     INTERNATIONAL EQUITY          January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,094.60             $7.31            1.40%
         Hypothetical
       (5% annual return               $1,000           $1,017.95             $7.04            1.40%
       before expenses)

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

DIVERSIFIED CLASS OF SHARES (CONTINUED):


                                                                          Expenses Paid
                                  Beginning Account   Ending Account    During the Period    Annualized
                                        Value             Value         January 1, 2006 -     Expense
          STOCK INDEX              January 1, 2006    June 30, 2006    June 30, 2006(1)(2)    Ratio(1)
            Actual                     $1,000           $1,023.90             $3.28            0.65%
         Hypothetical
       (5% annual return               $1,000           $1,021.69             $3.28            0.65%
       before expenses)

---------------

(1) These figures reflect the expenses of both the mutual fund and its corresponding portfolio.

(2) Expenses are equal to each Funds' annualized expense ratio multiplied by the average account value over the period, divided by 365, multiplied by 182 (to reflect the one-half year period).

                      (This page intentionally left blank)

                       DIVERSIFIED INVESTORS FUNDS GROUP

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 2006

                                  (UNAUDITED)

                                                                            HIGH       INTERMEDIATE
                                                            MONEY         QUALITY       GOVERNMENT
                                                            MARKET          BOND           BOND
                                                         ------------   ------------   ------------
ASSETS:
Investment in Series Portfolios, at value (Note 2).....  $378,532,529   $303,945,268   $77,710,069
Receivable for Fund shares sold........................     7,301,369        104,926        96,616
Receivable for fee reimbursements......................        16,359             --           757
                                                         ------------   ------------   -----------
Total assets...........................................   385,850,257    304,050,194    77,807,442
                                                         ------------   ------------   -----------
LIABILITIES:
Due to Advisor.........................................            --             10            --
Payable for Fund shares redeemed.......................     7,484,292        219,561        95,362
Accrued expenses.......................................        41,325         34,089        19,982
Administration fees....................................       101,816         78,140        23,161
Distribution fees......................................        84,846         65,117        19,301
                                                         ------------   ------------   -----------
Total liabilities......................................     7,712,279        396,917       157,806
                                                         ------------   ------------   -----------
NET ASSETS.............................................  $378,137,978   $303,653,277   $77,649,636
                                                         ============   ============   ===========
NET ASSETS CONSIST OF:
Paid-in capital........................................  $377,449,404   $315,695,066   $84,073,843
Undistributed (accumulated) net investment income
  (loss) allocated from Series Portfolios..............       744,393         89,473       168,300
Undistributed (accumulated) net realized gains (losses)
  allocated from Series Portfolios.....................       (55,819)    (4,662,658)   (5,082,749)
Net unrealized appreciation (depreciation) allocated
  from Series Portfolios...............................            --     (7,468,604)   (1,509,758)
                                                         ------------   ------------   -----------
NET ASSETS.............................................  $378,137,978   $303,653,277   $77,649,636
                                                         ============   ============   ===========
NET ASSETS:
Diversified Class of Shares............................  $378,137,978   $303,653,277   $77,649,636
                                                         ============   ============   ===========
OUTSTANDING SHARES, $0.00001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
Diversified Class of Shares............................    35,530,168     26,975,912     7,474,387
                                                         ============   ============   ===========
NET ASSET VALUE PER SHARE*:
Diversified Class of Shares............................  $      10.64   $      11.26   $     10.39
                                                         ============   ============   ===========

---------------

* Net asset value per share equals Net assets/Outstanding shares.

                       See notes to financial statements.

                            TOTAL
              CORE         RETURN                        VALUE &                       GROWTH &
              BOND          BOND         BALANCED         INCOME          VALUE         INCOME
          ------------   -----------   ------------   --------------   -----------   ------------
          $801,104,751   $32,007,355   $154,761,943   $1,121,783,536   $30,594,535   $529,358,207
               386,472        72,031        162,315        1,048,095        39,366        453,249
                    --         2,103             --           40,432         4,478         23,399
          ------------   -----------   ------------   --------------   -----------   ------------
           801,491,223    32,081,489    154,924,258    1,122,872,063    30,638,379    529,834,855
          ------------   -----------   ------------   --------------   -----------   ------------

                    24            --             --               --            --             --
               999,710        16,172         37,797          979,844         5,347        235,448
                56,298        22,873         27,414           80,364        22,633         46,436
               200,493         7,743         39,551          275,941         6,753        129,781
               167,078         6,452         32,959          229,951         5,628        108,151
          ------------   -----------   ------------   --------------   -----------   ------------
             1,423,603        53,240        137,721        1,566,100        40,361        519,816
          ------------   -----------   ------------   --------------   -----------   ------------
          $800,067,620   $32,028,249   $154,786,537   $1,121,305,963   $30,598,018   $529,315,039
          ============   ===========   ============   ==============   ===========   ============

          $830,919,580   $32,836,066   $159,869,890   $1,001,180,796   $31,047,251   $597,098,751

             1,567,533        64,021        139,640           (1,138)        5,589        185,007

           (11,646,744)     (343,351)    (7,176,341)      58,995,336       864,242    (63,336,661)

           (20,772,749)     (528,487)     1,953,348       61,130,969    (1,319,064)    (4,632,058)
          ------------   -----------   ------------   --------------   -----------   ------------
          $800,067,620   $32,028,249   $154,786,537   $1,121,305,963   $30,598,018   $529,315,039
          ============   ===========   ============   ==============   ===========   ============

          $800,067,620   $32,028,249   $154,786,537   $1,121,305,963   $30,598,018   $529,315,039
          ============   ===========   ============   ==============   ===========   ============

            66,354,382     3,320,582     10,376,617       45,075,589     2,897,205     25,779,317
          ============   ===========   ============   ==============   ===========   ============

          $      12.06   $      9.65   $      14.92   $        24.88   $     10.56   $      20.53
          ============   ===========   ============   ==============   ===========   ============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 JUNE 30, 2006

                                  (UNAUDITED)

                                                           EQUITY        MID-CAP        MID-CAP
                                                           GROWTH         VALUE          GROWTH
                                                        ------------   ------------   ------------
ASSETS:
Investment in Series Portfolios, at value (Note 2)....  $819,062,139   $446,558,217   $138,045,163
Receivable for Fund shares sold.......................       482,126      1,386,460        201,795
Receivable for fee reimbursements.....................            --          6,881             --
                                                        ------------   ------------   ------------
Total assets..........................................   819,544,265    447,951,558    138,246,958
                                                        ------------   ------------   ------------
LIABILITIES:
Due to Advisor........................................            --             --              1
Payable for Fund shares redeemed......................       454,535        752,106         54,892
Accrued expenses......................................        69,545         37,124         27,017
Administration fees...................................       205,649        107,778         33,210
Distribution fees.....................................       171,374         89,815         27,675
                                                        ------------   ------------   ------------
Total liabilities.....................................       901,103        986,823        142,795
                                                        ------------   ------------   ------------
NET ASSETS............................................  $818,643,162   $446,964,735   $138,104,163
                                                        ============   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital.......................................  $839,538,912   $400,723,716   $115,892,832
Undistributed (accumulated) net investment income
  (loss) allocated from Series Portfolios.............    (1,076,170)       166,089       (587,059)
Undistributed (accumulated) net realized gains
  (losses) allocated from Series Portfolios...........   (80,117,803)    24,983,200      8,880,021
Net unrealized appreciation (depreciation) allocated
  from Series Portfolios..............................    60,298,223     21,091,730     13,918,369
                                                        ------------   ------------   ------------
NET ASSETS............................................  $818,643,162   $446,964,735   $138,104,163
                                                        ============   ============   ============
NET ASSETS:
Diversified Class of Shares...........................  $818,643,162   $446,964,735   $138,104,163
                                                        ============   ============   ============
OUTSTANDING SHARES, $0.00001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST
  AUTHORIZED:
Diversified Class of Shares...........................    41,533,502     30,678,269     12,405,606
                                                        ============   ============   ============
NET ASSET VALUE PER SHARE*:
Diversified Class of Shares...........................  $      19.71   $      14.57   $      11.13
                                                        ============   ============   ============

---------------

* Net asset value per share equals Net assets/Outstanding shares.

                       See notes to financial statements.

           SMALL-CAP       SPECIAL       SMALL-CAP     AGGRESSIVE     HIGH YIELD    INTERNATIONAL      STOCK
             VALUE          EQUITY        GROWTH         EQUITY          BOND          EQUITY          INDEX
          ------------   ------------   -----------   ------------   ------------   -------------   ------------
          $111,735,564   $442,947,960   $51,148,134   $175,434,715   $192,615,462   $629,277,505    $569,014,079
                72,847        589,622        53,997        180,479        140,258        695,623         653,359
                    --             --            --         12,477         11,734         16,034          12,719
          ------------   ------------   -----------   ------------   ------------   ------------    ------------
           111,808,411    443,537,582    51,202,131    175,627,671    192,767,454    629,989,162     569,680,157
          ------------   ------------   -----------   ------------   ------------   ------------    ------------

                    --             --            37             --             --             --              --
                 8,021        185,554        39,850         36,850        115,939        727,681         335,099
                25,929         49,775        18,435         22,154         30,406         49,734          37,400
                27,165        110,620        12,664         42,877         48,698        155,595         165,856
                22,637         92,184        10,553         35,731         40,581        129,663         118,468
          ------------   ------------   -----------   ------------   ------------   ------------    ------------
                83,752        438,133        81,539        137,612        235,624      1,062,673         656,823
          ------------   ------------   -----------   ------------   ------------   ------------    ------------
          $111,724,659   $443,099,449   $51,120,592   $175,490,059   $192,531,830   $628,926,489    $569,023,334
          ============   ============   ===========   ============   ============   ============    ============

          $103,132,683   $403,999,467   $46,150,802   $226,731,798   $196,257,486   $451,846,635    $618,659,744

              (218,339)      (844,396)     (241,244)      (705,127)       639,110       (142,278)        266,832

             3,281,808     44,122,393     5,454,458    (63,395,306)    (7,568,062)    62,984,393     (37,740,832)

             5,528,507     (4,178,015)     (243,424)    12,858,694      3,203,296    114,237,739     (12,162,410)
          ------------   ------------   -----------   ------------   ------------   ------------    ------------
          $111,724,659   $443,099,449   $51,120,592   $175,490,059   $192,531,830   $628,926,489    $569,023,334
          ============   ============   ===========   ============   ============   ============    ============

          $111,724,659   $443,099,449   $51,120,592   $175,490,059   $192,531,830   $628,926,489    $569,023,334
          ============   ============   ===========   ============   ============   ============    ============

             8,742,620     17,330,385     3,451,501     12,808,944     20,562,634     36,617,479      57,578,327
          ============   ============   ===========   ============   ============   ============    ============

          $      12.78   $      25.57   $     14.81   $      13.70   $       9.36   $      17.18    $       9.88
          ============   ============   ===========   ============   ============   ============    ============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                            STATEMENTS OF OPERATIONS

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                                           HIGH       INTERMEDIATE
                                                             MONEY        QUALITY      GOVERNMENT
                                                             MARKET        BOND           BOND
                                                           ----------   -----------   ------------
INVESTMENT INCOME ALLOCATED FROM SERIES PORTFOLIOS (NOTE
  2):
Interest income..........................................  $9,050,349   $ 6,661,482   $ 2,432,191
Securities lending income (net)..........................          --         5,936         8,794
Dividend income..........................................          --            --            --
Expenses (net of reimbursement)..........................    (518,908)     (586,357)     (201,416)
                                                           ----------   -----------   -----------
Net investment income (loss) allocated from Series
  Portfolios.............................................   8,531,441     6,081,061     2,239,569
                                                           ----------   -----------   -----------
EXPENSES (NOTES 2 AND 3):
Administration fees......................................     572,633       464,381       150,443
Distribution fees
  Diversified Class of Shares............................     476,325       386,984       125,369
  Stephens Institutional Class of Shares*................         869            --            --
Registration fees
  Diversified Class of Shares............................      15,699        11,641         9,438
  Stephens Institutional Class of Shares*................       5,038            --            --
Audit and tax fees.......................................       4,915         3,024         3,024
Legal fees...............................................       1,103         1,124           380
Trustee fees.............................................       2,586         2,253           770
Insurance fees...........................................       3,287         2,865           998
Fund accounting fees
  Diversified Class of Shares............................       4,977         4,923         4,923
  Stephens Institutional Class of Shares*................       1,879            --            --
Dues and subscriptions...................................       2,255         2,050           845
Reports to shareholders..................................      17,992        16,212         5,357
Shareholder servicing fees
  Stephens Institutional Class of Shares*................       1,216            --            --
                                                           ----------   -----------   -----------
Total expenses...........................................   1,110,774       895,457       301,547
Expenses reimbursed......................................    (102,835)           --        (1,486)
                                                           ----------   -----------   -----------
Net expenses.............................................   1,007,939       895,457       300,061
                                                           ----------   -----------   -----------
NET INVESTMENT INCOME (LOSS).............................   7,523,502     5,185,604     1,939,508
                                                           ----------   -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) allocated from Series
  Portfolios.............................................          --      (876,231)   (2,555,167)
Change in net unrealized appreciation (depreciation)
  allocated from Series Portfolios.......................          --    (1,449,420)      (66,628)
                                                           ----------   -----------   -----------
Net realized and unrealized gains (losses) on
  investments............................................          --    (2,325,651)   (2,621,795)
                                                           ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................  $7,523,502   $ 2,859,953   $  (682,287)
                                                           ==========   ===========   ===========

---------------

* Termination of Operations, April 25, 2006.

                       See notes to financial statements.

                           TOTAL
              CORE        RETURN                     VALUE &                     GROWTH &
              BOND         BOND       BALANCED       INCOME         VALUE         INCOME
          ------------   ---------   -----------   -----------   -----------   ------------
          $ 19,228,264   $ 703,834   $ 1,595,602   $   494,276   $    21,543   $    103,560
                48,550          --        17,270       151,070            --         22,836
                    --       1,948       933,192    10,004,983       217,856      4,513,974
            (1,551,319)    (55,627)     (415,868)   (2,755,063)      (66,093)    (1,752,015)
          ------------   ---------   -----------   -----------   -----------   ------------
            17,725,495     650,155     2,130,196     7,895,266       173,306      2,888,355
          ------------   ---------   -----------   -----------   -----------   ------------

             1,222,245      41,589       249,412     1,734,624        35,934        836,879

             1,018,538      34,658       207,843     1,440,938        29,945        697,399
                    --          --            --         4,582            --             --

                13,577      14,447        10,183        14,724        14,447         10,917
                    --          --            --         3,750            --             --
                 3,014       3,821         3,026         4,908         3,821          3,024
                 4,628         137           504         4,264           107          2,227
                 5,921         139         1,270         8,420           112          4,144
                 7,485         190         1,495        10,466           156          5,106

                 4,924       4,899         4,924         4,977         4,899          4,923
                    --          --            --         1,885            --             --
                 4,982         254         1,246         7,016           254          3,567
                43,014       1,316         8,825        60,684         1,045         29,301

                    --          --            --         6,415            --             --
          ------------   ---------   -----------   -----------   -----------   ------------
             2,328,328     101,450       488,728     3,307,653        90,720      1,597,487
                    --     (18,445)           --      (279,719)      (31,041)      (141,467)
          ------------   ---------   -----------   -----------   -----------   ------------
             2,328,328      83,005       488,728     3,027,934        59,679      1,456,020
          ------------   ---------   -----------   -----------   -----------   ------------
            15,397,167     567,150     1,641,468     4,867,332       113,627      1,432,335
          ------------   ---------   -----------   -----------   -----------   ------------

            (8,854,051)   (264,694)    3,802,684    49,237,296       867,674     21,649,364

           (11,132,435)   (585,767)   (3,101,735)    9,412,578    (1,325,652)   (16,863,532)
          ------------   ---------   -----------   -----------   -----------   ------------
           (19,986,486)   (850,461)      700,949    58,649,874      (457,978)     4,785,832
          ------------   ---------   -----------   -----------   -----------   ------------
          $ (4,589,319)  $(283,311)  $ 2,342,417   $63,517,206   $  (344,351)  $  6,218,167
          ============   =========   ===========   ===========   ===========   ============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                              EQUITY        MID-CAP       MID-CAP
                                                              GROWTH         VALUE        GROWTH
                                                           ------------   -----------   -----------
INVESTMENT INCOME ALLOCATED FROM SERIES PORTFOLIOS (NOTE
  2):
Interest income..........................................  $    369,399   $   374,767   $    93,211
Securities lending income (net)..........................       139,039        26,529        14,887
Dividend income..........................................     3,908,164     3,311,379       210,352
Expenses (net of reimbursement)..........................    (2,909,729)   (1,439,646)     (506,862)
                                                           ------------   -----------   -----------
Net investment income (loss) allocated from Series
  Portfolios.............................................     1,506,873     2,273,029      (188,412)
                                                           ------------   -----------   -----------
EXPENSES (NOTES 2 AND 3):
Administration fees......................................     1,357,574       617,599       202,564
Distribution fees
  Diversified Class of Shares............................     1,129,110       514,666       168,804
  Stephens Institutional Class of Shares*................         2,201            --            --
Registration fees
  Diversified Class of Shares............................        12,755        11,142         9,916
  Stephens Institutional Class of Shares*................         4,286            --            --
Audit and tax fees.......................................         4,908         2,930         2,950
Legal fees...............................................         3,448         1,723           551
Trustee fees.............................................         6,920         2,552           892
Insurance fees...........................................         8,672         3,190         1,104
Fund accounting fees
  Diversified Class of Shares............................         4,977         4,924         4,923
  Stephens Institutional Class of Shares*................         1,885            --            --
Dues and subscriptions...................................         5,879         2,291           432
Reports to shareholders..................................        49,785        19,279         6,511
Shareholder servicing fees
  Stephens Institutional Class of Shares*................         3,082            --            --
                                                           ------------   -----------   -----------
Total expenses...........................................     2,595,482     1,180,296       398,647
Expenses reimbursed......................................       (12,439)      (46,613)           --
                                                           ------------   -----------   -----------
Net expenses.............................................     2,583,043     1,133,683       398,647
                                                           ------------   -----------   -----------
NET INVESTMENT INCOME (LOSS).............................    (1,076,170)    1,139,346      (587,059)
                                                           ------------   -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) allocated from Series
  Portfolios.............................................    33,625,303    21,452,926     7,730,998
Change in net unrealized appreciation (depreciation)
  allocated from Series Portfolios.......................   (60,536,866)    1,059,002    (7,663,091)
                                                           ------------   -----------   -----------
Net realized and unrealized gains (losses) on
  investments............................................   (26,911,563)   22,511,928        67,907
                                                           ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................  $(27,987,733)  $23,651,274   $  (519,152)
                                                           ============   ===========   ===========

---------------

* Termination of Operations, April 25, 2006.

                       See notes to financial statements.

          SMALL-CAP      SPECIAL      SMALL-CAP    AGGRESSIVE    HIGH YIELD   INTERNATIONAL      STOCK
            VALUE         EQUITY       GROWTH        EQUITY         BOND         EQUITY          INDEX
          ----------   ------------   ---------   ------------   ----------   -------------   -----------
          $  134,318   $    332,246   $  33,065   $     47,485   $8,071,347    $   209,700    $   156,310
              10,479        156,099      37,766         16,250           --        332,038         27,479
             420,609      2,006,941      63,880        493,743       52,451     10,704,680      5,587,601
            (460,368)    (1,994,349)   (220,665)      (743,488)    (573,992)    (2,775,078)      (148,858)
          ----------   ------------   ---------   ------------   ----------    -----------    -----------
             105,038        500,937     (85,954)      (186,010)   7,549,806      8,471,340      5,622,532
          ----------   ------------   ---------   ------------   ----------    -----------    -----------

             162,386        703,614      73,511        278,696      292,350        975,430      1,047,607

             135,322        583,536      61,259        232,247      242,146        810,914        748,291
                  --          2,809          --             --        1,479          1,945             --

               9,914         12,499       9,008          9,224        9,843         11,226         19,102
                  --          5,026          --             --        4,423          4,564             --
               3,024          4,933       3,024          3,026        4,933          5,623          2,966
                 373          1,627         183            671          667          2,554          2,425
                 696          3,270         313          1,403        1,300          4,399          4,384
                 889          4,074         437          1,794        1,672          5,448          5,785

               4,924          4,965       4,923          4,923        4,977          4,977          7,782
                  --          1,885          --             --        1,885          1,885             --
                 731          2,880         416          1,345        1,310          3,783          3,781
               5,117         23,433       2,216          9,746        9,668         31,812         32,061

                  --          3,933          --             --        2,070          2,722             --
          ----------   ------------   ---------   ------------   ----------    -----------    -----------
             323,376      1,358,484     155,290        543,075      578,723      1,867,282      1,874,184
                  --        (13,151)         --        (78,879)     (80,765)       (91,520)       (76,637)
          ----------   ------------   ---------   ------------   ----------    -----------    -----------
             323,376      1,345,333     155,290        464,196      497,958      1,775,762      1,797,547
          ----------   ------------   ---------   ------------   ----------    -----------    -----------
            (218,338)      (844,396)   (241,244)      (650,206)   7,051,848      6,695,578      3,824,985
          ----------   ------------   ---------   ------------   ----------    -----------    -----------

           3,301,920     33,999,391    (249,116)    11,824,349      735,174     54,728,146     (7,118,996)

           1,202,091    (18,253,227)    598,298    (10,811,128)     301,578     (4,880,972)    17,661,610
          ----------   ------------   ---------   ------------   ----------    -----------    -----------
           4,504,011     15,746,164     349,182      1,013,221    1,036,752     49,847,174     10,542,614
          ----------   ------------   ---------   ------------   ----------    -----------    -----------
          $4,285,673   $ 14,901,768   $ 107,938   $    363,015   $8,088,600    $56,542,752    $14,367,599
          ==========   ============   =========   ============   ==========    ===========    ===========

                       DIVERSIFIED INVESTORS FUNDS GROUP

                      STATEMENTS OF CHANGES IN NET ASSETS

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                                              HIGH        INTERMEDIATE
                                                             MONEY           QUALITY       GOVERNMENT
                                                            MARKET            BOND            BOND
                                                        ---------------   -------------   ------------
FROM OPERATIONS:
Net investment income (loss)..........................  $     7,523,502   $   5,185,604   $  1,939,508
Net realized gains (losses) allocated from Series
  Portfolios..........................................               --        (876,231)    (2,555,167)
Change in net unrealized appreciation (depreciation)
  allocated from Series Portfolios....................               --      (1,449,420)       (66,628)
                                                        ---------------   -------------   ------------
Net increase (decrease) in net assets resulting from
  operations..........................................        7,523,502       2,859,953       (682,287)
                                                        ---------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE
  8):
Net investment income.................................       (6,783,484)     (5,096,131)    (1,796,499)
                                                        ---------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
DIVERSIFIED CLASS OF SHARES:
Shares sold...........................................    1,036,842,929     139,693,374     15,077,060
Shares issued on reinvestment of dividends and
  distributions.......................................        6,782,344       5,096,131      1,796,499
Shares redeemed.......................................   (1,026,210,087)   (154,538,946)   (42,894,432)
                                                        ---------------   -------------   ------------
Net increase (decrease) Diversified Class of Shares...       17,415,186      (9,749,441)   (26,020,873)
                                                        ---------------   -------------   ------------
STEPHENS INSTITUTIONAL CLASS OF SHARES*:
Shares sold...........................................              760
Shares issued on reinvestment of dividends and
  distributions.......................................            1,140
Shares redeemed.......................................       (1,691,889)
                                                        ---------------
Net increase (decrease) Stephens Institutional Class
  of Shares...........................................       (1,689,989)
                                                        ---------------
Increase (decrease) in net assets from capital share
  transactions........................................       15,725,197      (9,749,441)   (26,020,873)
                                                        ---------------   -------------   ------------
Total increase (decrease) in net assets...............       16,465,215     (11,985,619)   (28,499,659)
NET ASSETS:
Beginning of period...................................      361,672,763     315,638,896    106,149,295
                                                        ---------------   -------------   ------------
End of period.........................................  $   378,137,978   $ 303,653,277   $ 77,649,636
                                                        ===============   =============   ============
Undistributed (accumulated) net investment income
  (loss) allocated from Series Portfolios.............  $       744,393   $      89,473   $    168,300
                                                        ===============   =============   ============

---------------

* Termination of Operations, April 25, 2006.

                       See notes to financial statements.

                             TOTAL
              CORE          RETURN                        VALUE &                       GROWTH &
              BOND           BOND         BALANCED         INCOME          VALUE         INCOME
          -------------   -----------   ------------   --------------   -----------   -------------

          $  15,397,167   $   567,150   $  1,641,468   $    4,867,332   $   113,627   $   1,432,335
             (8,854,051)     (264,694)     3,802,684       49,237,296       867,674      21,649,364

            (11,132,435)     (585,767)    (3,101,735)       9,412,578    (1,325,652)    (16,863,532)
          -------------   -----------   ------------   --------------   -----------   -------------
             (4,589,319)     (283,311)     2,342,417       63,517,206      (344,351)      6,218,167
          -------------   -----------   ------------   --------------   -----------   -------------

            (14,117,973)     (507,965)    (1,518,469)      (4,911,975)     (116,260)     (1,371,835)
          -------------   -----------   ------------   --------------   -----------   -------------

            116,737,872    16,929,301     14,597,416      152,172,662    17,842,453      58,073,036
             14,117,973       507,965      1,518,469        4,891,113       116,260       1,371,835
           (146,085,654)   (6,048,241)   (37,116,034)    (260,926,699)   (3,745,182)   (105,359,890)
          -------------   -----------   ------------   --------------   -----------   -------------
            (15,229,809)   11,389,025    (21,000,149)    (103,862,924)   14,213,531     (45,915,019)
          -------------   -----------   ------------   --------------   -----------   -------------

                                                                  235
                                                               20,862
                                                           (9,209,873)
                                                       --------------
                                                           (9,188,776)
                                                       --------------

            (15,229,809)   11,389,025    (21,000,149)    (113,051,700)   14,213,531     (45,915,019)
          -------------   -----------   ------------   --------------   -----------   -------------
            (33,937,101)   10,597,749    (20,176,201)     (54,446,469)   13,752,920     (41,068,687)

            834,004,721    21,430,500    174,962,738    1,175,752,432    16,845,098     570,383,726
          -------------   -----------   ------------   --------------   -----------   -------------
          $ 800,067,620   $32,028,249   $154,786,537   $1,121,305,963   $30,598,018   $ 529,315,039
          =============   ===========   ============   ==============   ===========   =============

          $   1,567,533   $    64,021   $    139,640   $       (1,138)  $     5,589   $     185,007
          =============   ===========   ============   ==============   ===========   =============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                         EQUITY         MID-CAP        MID-CAP
                                                         GROWTH          VALUE          GROWTH
                                                      -------------   ------------   ------------
FROM OPERATIONS:
Net investment income (loss)........................  $  (1,076,170)  $  1,139,346   $   (587,059)
Net realized gains (losses) allocated from Series
  Portfolios........................................     33,625,303     21,452,926      7,730,998
Change in net unrealized appreciation (depreciation)
  allocated from Series Portfolios..................    (60,536,866)     1,059,002     (7,663,091)
                                                      -------------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations........................................    (27,987,733)    23,651,274       (519,152)
                                                      -------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  (NOTE 8):
Net investment income...............................             --     (1,144,873)            --
                                                      -------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
DIVERSIFIED CLASS OF SHARES:
Shares sold.........................................    107,540,830    101,268,396     40,455,884
Shares issued on reinvestment of dividends and
  distributions.....................................             --      1,144,873             --
Shares redeemed.....................................   (226,749,106)   (49,297,762)   (25,403,795)
                                                      -------------   ------------   ------------
Net increase (decrease) Diversified Class of
  Shares............................................   (119,208,276)    53,115,507     15,052,089
                                                      -------------   ------------   ------------
STEPHENS INSTITUTIONAL CLASS OF SHARES*:
Shares sold.........................................             75
Shares issued on reinvestment of dividends and
  distributions.....................................             --
Shares redeemed.....................................     (4,150,333)
                                                      -------------
Net increase (decrease) Stephens Institutional Class
  of Shares.........................................     (4,150,258)
                                                      -------------
Increase (decrease) in net assets from capital share
  transactions......................................   (123,358,534)    53,115,507     15,052,089
                                                      -------------   ------------   ------------
Total increase (decrease) in net assets.............   (151,346,267)    75,621,908     14,532,937
NET ASSETS:
Beginning of period.................................    969,989,429    371,342,827    123,571,226
                                                      -------------   ------------   ------------
End of period.......................................  $ 818,643,162   $446,964,735   $138,104,163
                                                      =============   ============   ============
Undistributed (accumulated) net investment income
  (loss) allocated from Series Portfolios...........  $  (1,076,170)  $    166,089   $   (587,059)
                                                      =============   ============   ============

---------------

* Termination of Operations, April 25, 2006.

                       See notes to financial statements.

           SMALL-CAP        SPECIAL       SMALL-CAP     AGGRESSIVE     HIGH YIELD    INTERNATIONAL       STOCK
             VALUE          EQUITY         GROWTH         EQUITY          BOND          EQUITY           INDEX
          ------------   -------------   -----------   ------------   ------------   -------------   -------------

          $   (218,338)  $    (844,396)  $  (241,244)  $   (650,206)  $  7,051,848   $   6,695,578   $   3,824,985
             3,301,920      33,999,391      (249,116)    11,824,349        735,174      54,728,146      (7,118,996)

             1,202,091     (18,253,227)      598,298    (10,811,128)       301,578      (4,880,972)     17,661,610
          ------------   -------------   -----------   ------------   ------------   -------------   -------------

             4,285,673      14,901,768       107,938        363,015      8,088,600      56,542,752      14,367,599
          ------------   -------------   -----------   ------------   ------------   -------------   -------------

                    --              --            --        (54,921)    (6,412,676)     (6,567,894)     (3,667,947)
          ------------   -------------   -----------   ------------   ------------   -------------   -------------


            24,042,349      90,216,856    16,460,131     26,199,068     36,659,475     131,307,183      81,175,358
                    --              --            --         54,921      6,394,280       6,564,945       3,667,947
           (17,337,114)   (116,415,095)   (9,450,647)   (39,887,318)   (39,884,799)   (173,594,029)   (141,980,591)
          ------------   -------------   -----------   ------------   ------------   -------------   -------------
             6,705,235     (26,198,239)    7,009,484    (13,633,329)     3,168,956     (35,721,901)    (57,137,286)
          ------------   -------------   -----------   ------------   ------------   -------------   -------------

                                    --                                          --              36
                                    --                                      18,396           2,949
                            (6,196,601)                                 (2,738,562)     (4,156,081)
                         -------------                                ------------   -------------

                            (6,196,601)                                 (2,720,166)     (4,153,096)
                         -------------                                ------------   -------------

             6,705,235     (32,394,840)    7,009,484    (13,633,329)       448,790     (39,874,997)    (57,137,286)
          ------------   -------------   -----------   ------------   ------------   -------------   -------------
            10,990,908     (17,493,072)    7,117,422    (13,325,235)     2,124,714      10,099,861     (46,437,634)

           100,733,751     460,592,521    44,003,170    188,815,294    190,407,116     618,826,628     615,460,968
          ------------   -------------   -----------   ------------   ------------   -------------   -------------
          $111,724,659   $ 443,099,449   $51,120,592   $175,490,059   $192,531,830   $ 628,926,489   $ 569,023,334
          ============   =============   ===========   ============   ============   =============   =============

          $   (218,339)  $    (844,396)  $  (241,244)  $   (705,127)  $    639,110   $    (142,278)  $     266,832
          ============   =============   ===========   ============   ============   =============   =============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                          HIGH        INTERMEDIATE
                                                         MONEY           QUALITY       GOVERNMENT
                                                        MARKET            BOND            BOND
                                                    ---------------   -------------   ------------
FROM OPERATIONS:
Net investment income (loss)......................  $     9,620,740   $   8,238,636   $  3,187,521
Net realized gains (losses) allocated from Series
  Portfolios......................................             (631)     (1,588,184)    (1,933,710)
Change in net unrealized appreciation
  (depreciation) allocated from Series
  Portfolios......................................               --      (2,570,043)      (504,278)
                                                    ---------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from operations.................................        9,620,109       4,080,409        749,533
                                                    ---------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  (NOTE 8):
Net investment income.............................       (9,676,313)     (9,232,550)    (3,200,429)
Net realized gains from investment transactions...               --              --             --
Tax return of capital.............................               --        (144,822)            --
                                                    ---------------   -------------   ------------
Total dividends and distributions.................       (9,676,313)     (9,377,372)    (3,200,429)
                                                    ---------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
DIVERSIFIED CLASS OF SHARES:
Shares sold.......................................    1,346,524,563     127,577,950     32,985,066
Shares issued on reinvestment of dividends and
  distributions...................................        9,621,828       9,377,372      3,200,429
Shares redeemed...................................   (1,375,533,101)   (113,631,691)   (46,694,081)
                                                    ---------------   -------------   ------------
Net increase (decrease) Diversified Class of
  Shares..........................................      (19,386,710)     23,323,631    (10,508,586)
                                                    ---------------   -------------   ------------
STEPHENS INSTITUTIONAL CLASS OF SHARES:
Shares sold.......................................          599,839
Shares issued on reinvestment of dividends and
  distributions...................................           54,485
Shares redeemed...................................       (2,214,824)
                                                    ---------------
Net increase (decrease) Stephens Institutional
  Class of Shares.................................       (1,560,500)
                                                    ---------------
Increase (decrease) in net assets from capital
  share transactions..............................      (20,947,210)     23,323,631    (10,508,586)
                                                    ---------------   -------------   ------------
Total increase (decrease) in net assets...........      (21,003,414)     18,026,668    (12,959,482)
NET ASSETS:
Beginning of year.................................      382,676,177     297,612,228    119,108,777
                                                    ---------------   -------------   ------------
End of year.......................................  $   361,672,763   $ 315,638,896   $106,149,295
                                                    ===============   =============   ============
Undistributed (accumulated) net investment income
  (loss) allocated from Series Portfolios.........  $         4,375   $          --   $     25,291
                                                    ===============   =============   ============

                       See notes to financial statements.

                             TOTAL
              CORE          RETURN                        VALUE &                       GROWTH &
              BOND           BOND         BALANCED         INCOME          VALUE         INCOME
          -------------   -----------   ------------   --------------   -----------   -------------

          $  26,869,284   $   177,027   $  3,152,466   $    9,958,321   $    42,938   $   2,473,359

             (3,942,657)     (111,208)    11,919,578      104,866,492        77,716      30,625,269

             (9,105,302)       57,280     (5,934,712)     (42,361,711)        6,588       2,773,214
          -------------   -----------   ------------   --------------   -----------   -------------

             13,821,325       123,099      9,137,332       72,463,102       127,242      35,871,842
          -------------   -----------   ------------   --------------   -----------   -------------


            (28,664,509)     (173,221)    (3,346,271)      (9,996,978)      (34,716)     (2,509,138)
               (125,835)           --             --      (97,640,901)       (3,028)             --
                     --            --             --               --            --              --
          -------------   -----------   ------------   --------------   -----------   -------------
            (28,790,344)     (173,221)    (3,346,271)    (107,637,879)      (37,744)     (2,509,138)
          -------------   -----------   ------------   --------------   -----------   -------------


            246,418,916    22,588,456     38,912,512      260,609,253    17,753,541     109,779,630

             28,790,344       173,221      3,346,271      104,559,384        37,744       2,509,138
           (163,251,715)   (1,281,055)   (71,574,300)    (280,316,983)   (1,035,685)   (167,303,029)
          -------------   -----------   ------------   --------------   -----------   -------------
            111,957,545    21,480,622    (29,315,517)      84,851,654    16,755,600     (55,014,261)
          -------------   -----------   ------------   --------------   -----------   -------------

                                                              409,823

                                                            3,078,495
                                                          (17,958,468)
                                                       --------------

                                                          (14,470,150)
                                                       --------------

            111,957,545    21,480,622    (29,315,517)      70,381,504    16,755,600     (55,014,261)
          -------------   -----------   ------------   --------------   -----------   -------------
             96,988,526    21,430,500    (23,524,456)      35,206,727    16,845,098     (21,651,557)

            737,016,195            --    198,487,194    1,140,545,705            --     592,035,283
          -------------   -----------   ------------   --------------   -----------   -------------
          $ 834,004,721   $21,430,500   $174,962,738   $1,175,752,432   $16,845,098   $ 570,383,726
          =============   ===========   ============   ==============   ===========   =============

          $     288,339   $     4,836   $     16,641   $       43,505   $     8,222   $     124,506
          =============   ===========   ============   ==============   ===========   =============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                          EQUITY         MID-CAP        MID-CAP
                                                          GROWTH          VALUE          GROWTH
                                                       -------------   ------------   ------------
FROM OPERATIONS:
Net investment income (loss).........................  $  (2,253,163)  $  2,232,503   $ (1,073,340)
Net realized gains (losses) allocated from Series
  Portfolios.........................................     42,912,738     34,470,876      7,706,628
Change in net unrealized appreciation (depreciation)
  allocated from Series Portfolios...................     22,439,871     (7,785,709)     7,621,153
                                                       -------------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations.........................................     63,099,446     28,917,670     14,254,441
                                                       -------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  (NOTE 8):
Net investment income................................       (368,851)    (2,461,128)            --
Net realized gains from investment transactions......             --    (32,856,857)    (6,605,966)
Tax return of capital................................             --             --             --
                                                       -------------   ------------   ------------
Total dividends and distributions....................       (368,851)   (35,317,985)    (6,605,966)
                                                       -------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
DIVERSIFIED CLASS OF SHARES:
Shares sold..........................................    189,242,162    160,973,121     41,306,826
Shares issued on reinvestment of dividends and
  distributions......................................        327,017     35,317,985      6,605,966
Shares redeemed......................................   (266,066,937)   (58,266,421)   (35,619,267)
                                                       -------------   ------------   ------------
Net increase (decrease) Diversified Class of
  Shares.............................................    (76,497,758)   138,024,685     12,293,525
                                                       -------------   ------------   ------------
STEPHENS INSTITUTIONAL CLASS OF SHARES:
Shares sold..........................................        250,408
Shares issued on reinvestment of dividends and
  distributions......................................         41,834
Shares redeemed......................................     (9,876,826)
                                                       -------------
Net increase (decrease) Stephens Institutional Class
  of Shares..........................................     (9,584,584)
                                                       -------------
Increase (decrease) in net assets from capital share
  transactions.......................................    (86,082,342)   138,024,685     12,293,525
                                                       -------------   ------------   ------------
Total increase (decrease) in net assets..............    (23,351,747)   131,624,370     19,942,000
NET ASSETS:
Beginning of year....................................    993,341,176    239,718,457    103,629,226
                                                       -------------   ------------   ------------
End of year..........................................  $ 969,989,429   $371,342,827   $123,571,226
                                                       =============   ============   ============
Undistributed (accumulated) net investment income
  (loss) allocated from Series Portfolios............  $          --   $    171,616   $         --
                                                       =============   ============   ============

                       See notes to financial statements.

           SMALL-CAP        SPECIAL       SMALL-CAP      AGGRESSIVE     HIGH YIELD    INTERNATIONAL       STOCK
             VALUE          EQUITY          GROWTH         EQUITY          BOND          EQUITY           INDEX
          ------------   -------------   ------------   ------------   ------------   -------------   -------------

          $   (479,085)  $  (2,127,379)  $   (492,095)  $ (1,250,312)  $ 13,124,432   $   8,867,657   $   7,298,321
             5,216,844      55,330,550      5,976,675     13,242,713      1,152,255      29,994,023       1,890,440

            (8,912,788)     (9,710,767)    (5,157,095)     1,529,999     (9,040,529)     22,426,383      16,894,648
          ------------   -------------   ------------   ------------   ------------   -------------   -------------

            (4,175,029)     43,492,404        327,485     13,522,400      5,236,158      61,288,063      26,083,409
          ------------   -------------   ------------   ------------   ------------   -------------   -------------

                    --              --             --             --    (13,081,248)     (9,787,197)     (7,424,219)
            (3,986,477)    (74,172,399)    (3,152,504)            --             --     (35,963,268)             --
               (75,832)             --             --             --             --              --              --
          ------------   -------------   ------------   ------------   ------------   -------------   -------------
            (4,062,309)    (74,172,399)    (3,152,504)            --    (13,081,248)    (45,750,465)     (7,424,219)
          ------------   -------------   ------------   ------------   ------------   -------------   -------------


            39,228,260     129,614,776     15,757,031     50,560,611     63,858,282     160,618,027     217,357,368
             4,062,309      70,567,829      3,152,504             --     12,550,573      45,199,621       7,424,219
           (20,391,775)   (158,417,439)   (18,891,767)   (91,458,881)   (37,889,541)   (165,273,944)   (161,813,402)
          ------------   -------------   ------------   ------------   ------------   -------------   -------------
            22,898,794      41,765,166         17,768    (40,898,270)    38,519,314      40,543,704      62,968,185
          ------------   -------------   ------------   ------------   ------------   -------------   -------------

                             1,429,071                                      567,700         580,861
                             3,604,570                                      530,675         550,844
                           (13,756,643)                                  (6,424,053)     (6,874,895)
                         -------------                                 ------------   -------------

                            (8,723,002)                                  (5,325,678)     (5,743,190)
                         -------------                                 ------------   -------------

            22,898,794      33,042,164         17,768    (40,898,270)    33,193,636      34,800,514      62,968,185
          ------------   -------------   ------------   ------------   ------------   -------------   -------------
            14,661,456       2,362,169     (2,807,251)   (27,375,870)    25,348,546      50,338,112      81,627,375

            86,072,295     458,230,352     46,810,421    216,191,164    165,058,570     568,488,516     533,833,593
          ------------   -------------   ------------   ------------   ------------   -------------   -------------
          $100,733,751   $ 460,592,521   $ 44,003,170   $188,815,294   $190,407,116   $ 618,826,628   $ 615,460,968
          ============   =============   ============   ============   ============   =============   =============

          $         (1)  $          --   $         --   $         --   $        (62)  $    (269,962)  $     141,050
          ============   =============   ============   ============   ============   =============   =============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           STEPHENS INTERMEDIATE BOND

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD ENDED JUNE 30, 2006(1)

                                  (UNAUDITED)

INVESTMENT INCOME:
Interest income.............................................  $ 166,045
                                                              ---------
EXPENSES (NOTES 2 AND 3):
Shareholder servicing fees..................................     13,490
Administration fees.........................................     11,563
Distribution fees...........................................      9,636
Audit and tax fees..........................................      7,502
Registration fees...........................................      6,843
Investment advisory fees....................................      3,854
Reports to shareholders.....................................        403
Insurance fees..............................................         95
Trustee fees................................................         90
Legal fees..................................................         58
Fund accounting fees........................................         26
                                                              ---------
Total expenses..............................................     53,560
Expenses reimbursed.........................................    (22,726)
                                                              ---------
Net expenses................................................     30,834
                                                              ---------
NET INVESTMENT INCOME (LOSS)................................    135,211
                                                              ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
Net realized gains (losses) on securities...................   (415,629)
Change in net unrealized appreciation (depreciation) on
  securities................................................    155,386
                                                              ---------
Net realized and unrealized gains (losses) on investments...   (260,243)
                                                              ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $(125,032)
                                                              =========

---------------

(1) Termination of Operations, April 25, 2006.

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           STEPHENS INTERMEDIATE BOND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE PERIOD/YEAR ENDED
                                                              ------------------------------------
                                                              JUNE 30, 2006(1)
                                                                (UNAUDITED)      DECEMBER 31, 2005
                                                              ----------------   -----------------
FROM OPERATIONS:
Net investment income (loss)................................    $    135,211       $    884,366
Net realized gains (losses) on securities...................        (415,629)          (690,960)
Change in net unrealized appreciation (depreciation) on
  securities................................................         155,386           (167,716)
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................        (125,032)            25,690
                                                                ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
Net investment income.......................................        (128,238)          (887,584)
                                                                ------------       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
Shares sold.................................................         154,184          4,189,810
Shares issued on reinvestment of dividends and
  distributions.............................................         128,238            887,584
Shares redeemed.............................................     (17,074,575)       (26,000,902)
                                                                ------------       ------------
Increase (decrease) in net assets resulting from capital
  share transactions........................................     (16,792,153)       (20,923,508)
                                                                ------------       ------------
Total increase (decrease) in net assets.....................     (17,045,423)       (21,785,402)
NET ASSETS:
Beginning of period/year....................................      17,045,423         38,830,825
                                                                ------------       ------------
End of period/year..........................................    $         --       $ 17,045,423
                                                                ============       ============
Undistributed (accumulated) net investment income (loss)....    $         --       $         95
                                                                ============       ============

---------------

(1) Termination of Operations, April 25, 2006.

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. ORGANIZATION

The Diversified Investors Funds Group (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is composed of twenty-four different series that are, in effect, separate investment funds. Nineteen of the series are doing business as the Diversified Investors Funds Group, which are diversified open-end management companies as defined by the 1940 Act, and are represented herein as follows: the Money Market Fund, the High Quality Bond Fund, the Intermediate Government Bond Fund, the Core Bond Fund, the Total Return Bond Fund, the Balanced Fund, the Value & Income Fund, the Value Fund, the Growth & Income Fund, the Equity Growth Fund, the Mid-Cap Value Fund, the Mid-Cap Growth Fund, the Small-Cap Value Fund, the Special Equity Fund, the Small-Cap Growth Fund, the Aggressive Equity Fund, the High Yield Bond Fund, the International Equity Fund and the Stock Index Fund (individually, a "Fund" and collectively, the "Funds"). The Trust established and designated each of the Funds as separate series on April 23, 1993, with the exception of the Intermediate Government Bond Fund, the High Yield Bond Fund and the International Equity Fund which were established on October 2, 1995, the Value & Income Fund and the Aggressive Equity Fund which were established on May 1, 1996, the Stock Index Fund which was established on March 10, 1999, the Mid-Cap Value Fund which was established on August 15, 2001, the Mid-Cap Growth Fund which was established on September 6, 2001, the Small-Cap Value Fund which was established on July 10, 2002, the Small-Cap Growth Fund which was established on August 9, 2002 and the Total Return Bond Fund and Value Fund which were established on June 3, 2005. Each Fund, with the exception of the Stock Index Fund, seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of Diversified Investors Portfolios (the "Series Portfolio") having the same investment objective as the Fund. For information on the investments made by the Series Portfolio, refer to the Portfolio Composition section of the financial statements of the Series Portfolio, which accompany this report. The Stock Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Investment Portfolio -- S&P 500 Index Master Portfolio (the "Master Investment Portfolio"/"MIP") having the same investment objective as the Fund. The Series Portfolio and the Master Investment Portfolio are open-end management investment companies registered under the 1940 Act. Each Fund offers the Diversified Class of shares.

The Stephens Intermediate Bond Fund (the "Stephens Fund") was established on January 2, 1998, and terminated operations on April 25, 2006. The Stephens Fund offered the Institutional Class shares. The Stephens Fund, which was a series of the Trust, sought to achieve its investment objective by investing in a broad range of fixed income securities, including debt securities of US and non-US government agencies and preferred stock and debt securities of US and non-US companies.

On January 2, 1998, Money Market Fund, Equity Growth Fund, Special Equity Fund, High Yield Bond Fund and International Equity Fund established Stephens Institutional Class shares. On July 7, 2000, the Value & Income Fund established Stephens Institutional Class shares. The two classes of shares had identical voting, dividend, liquidation and other rights, except that each class bore its separate shareholder servicing fees, distribution fees, registration fees, fund accounting fees and any other applicable class specific expenses, and had exclusive voting rights with respect to any matter on which a separate vote of any class is required by federal or state law. Stephens Institutional Class shares terminated operations on April 25, 2006.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

1. ORGANIZATION (CONTINUED)

At June 30, 2006, each Fund's investment in the corresponding Series Portfolio/Master Investment Portfolio was as follows:

                                                                  PERCENTAGE OF
FUND                                                          INTEREST IN PORTFOLIOS
----                                                          ----------------------
Money Market................................................          42.70
High Quality Bond...........................................          37.05
Intermediate Government Bond................................          47.09
Core Bond...................................................          39.26
Total Return Bond...........................................          42.58
Balanced....................................................          40.96
Value & Income..............................................          36.13
Value.......................................................          74.04
Growth & Income.............................................          47.03
Equity Growth...............................................          33.37
Mid-Cap Value...............................................          56.94
Mid-Cap Growth..............................................          44.15
Small-Cap Value.............................................          46.08
Special Equity..............................................          35.82
Small-Cap Growth............................................          33.44
Aggressive Equity...........................................          48.28
High Yield Bond.............................................          43.88
International Equity........................................          34.82
Stock Index.................................................          23.73

The financial statements of the Series Portfolio and the Master Investment Portfolio, including the Portfolios of Investments, accompany this report and should be read in conjunction with the Funds' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds and the Stephens Fund in the preparation of their financial statements.

     A. INVESTMENT VALUATION:

The value of each Fund's investment in a corresponding series of the Series Portfolio or the Master Investment Portfolio reflects that Fund's proportional interest in the net assets of the corresponding series of the Series Portfolio or Master Investment Portfolio.

The valuation policy of the securities held by the Series Portfolio is discussed in Note 2A of the Series Portfolio's Notes to Financial Statements, which accompany this report.

The valuation policy of the securities held by the Master Investment Portfolio is discussed in Note 1 of the Master Investment Portfolio's Notes to Financial Statements, which accompany this report.

     B. INVESTMENT INCOME:

Each Fund is allocated its share of income and expenses from its investment in the corresponding series of the Series Portfolio or Master Investment Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Series Portfolio or the Master Investment Portfolio are allocated pro rata among the investors and recorded by the Funds on a daily basis. In calculating the net asset

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

value per share of each class, up to the termination of operations of the Stephens Institutional Class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses were allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

     C. DIVIDENDS AND DISTRIBUTIONS:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional shares.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     D. FEDERAL INCOME TAXES:

Each Fund of the Trust is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Funds had the following capital loss carryforwards at December 31, 2005, which are available to offset future realized capital gains, if any:

                                                              CAPITAL LOSS   EXPIRATION
FUND                                                          CARRYFORWARD      DATE
----                                                          ------------   ----------
Money Market................................................  $    21,345       2008
                                                                   33,677       2012
High Quality Bond...........................................      322,235       2011
                                                                  827,484       2012
                                                                2,597,290       2013
Intermediate Government Bond................................      377,166       2012
                                                                1,932,980       2013
Core Bond...................................................    2,454,284       2013
Total Return Bond...........................................       73,044       2013
Balanced....................................................    6,982,399       2010
                                                                2,774,884       2011
Growth & Income.............................................   61,409,243       2010
                                                               20,243,934       2011
Equity Growth...............................................   17,897,343       2009
                                                               70,458,723       2010
                                                               14,505,930       2011
Aggressive Equity...........................................   25,811,455       2009
                                                               49,377,829       2010
High Yield Bond.............................................    4,416,710       2010
                                                                3,872,876       2011

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


                                                              CAPITAL LOSS   EXPIRATION
FUND                                                          CARRYFORWARD      DATE
----                                                          ------------   ----------
Stock Index.................................................  $ 3,373,686       2009
                                                               12,607,827       2010
                                                                1,866,826       2011
                                                                  988,880       2012
                                                                1,520,479       2013

     E. OPERATING EXPENSES:

The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to all Funds are allocated based on relative net assets or another methodology appropriate in the circumstances.

Additionally, up to the termination of operations of the Stephens Institutional Class, the Funds may have allocated among their classes certain non-class specific expenses based upon the relative net assets of each class. Class specific expenses of the Funds were limited to shareholder servicing fees, distribution fees, registration fees, fund accounting fees and certain other expenses that were actually incurred in a differing amount by each class.

     F. OTHER:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an Administrative Services Agreement with Diversified Investment Advisors, Inc. (the "Advisor"), an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), under which the Advisor provides administration and transfer agency services. AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group. For providing these services, facilities and for bearing the related expenses, the Advisor receives a monthly fee from the Funds, which is accrued daily and payable monthly, at the annual rate of 0.30%, except for the Stock Index Fund for which the rate is 0.35%, of each Fund's average daily net assets. For these services, the Advisor earned an aggregate of $11,019,471 for the period ended June 30, 2006. The Advisor is also the advisor to the Series Portfolio and accordingly the net assets of the Series Portfolio will reflect the fees and other expenses paid to the Advisor.

The Trust has also entered into a Distribution Agreement with Diversified Investors Securities Corp. (the "Distributor"), a wholly-owned subsidiary of the Advisor. Pursuant to Rule 12b-1 of the 1940 Act, the Distributor may receive a fee from each Fund and the Stephens Fund at an annual rate of 0.25% of each Fund's average daily net assets as reimbursement for expenses incurred in connection with the sale of shares of the Funds. The aggregate distribution fees incurred by the Funds and the Stephens Fund amounted to $9,067,815 for the period ended June 30, 2006.

Stephens, Inc. (the "Service Agent") provided shareholder services to all holders of the Stephens Institutional Class of shares. The Service Agent received a fee from this class of shares at an annual rate of 0.35% of the average daily net assets of the class. The Service Agent earned fees of $32,928 for the period ended June 30,

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

2006. Pursuant to a Subadvisory Agreement with Stephens Capital Management, the Stephens Fund paid 0.10% of its average daily net assets for investment advisory services.

The Advisor, Distributor and Service Agent have voluntarily undertaken to reimburse expenses of each Fund, to the extent necessary, to limit expenses to a rate equal to the percentage specified in the table below of the corresponding Fund's average daily net assets, including the expenses of the Series Portfolio.

                                                                   DIVERSIFIED
                                                                      CLASS
FUND                                                               EXPENSE CAP
----                                                          ----------------------
Money Market................................................  80 basis points (b.p.)
High Quality Bond...........................................         100 b.p.
Intermediate Government Bond................................         100 b.p.
Core Bond...................................................         100 b.p.
Total Return Bond...........................................         100 b.p.
Balanced....................................................         110 b.p.
Value & Income..............................................         100 b.p.
Value.......................................................         105 b.p.
Growth & Income.............................................         115 b.p.
Equity Growth...............................................         125 b.p.
Mid-Cap Value...............................................         125 b.p.
Mid-Cap Growth..............................................         135 b.p.
Small-Cap Value.............................................         150 b.p.
Special Equity..............................................         150 b.p.
Small-Cap Growth............................................         155 b.p.
Aggressive Equity...........................................         130 b.p.
High Yield Bond.............................................         110 b.p.
International Equity........................................         140 b.p.
Stock Index.................................................          65 b.p.
Stephens....................................................            --

Of the fees earned by the Advisor, Distributor, and Service Agent, $31,254, $924,305, and $19,438, respectively, were reimbursed.

Certain trustees and officers of the Trust are also directors/trustees, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust's officers receive compensation from the Funds. The independent trustees of the Trust are also trustees of the affiliated funds, for which they receive fees. Aggregate remuneration incurred for non-affiliated trustees of the Trust for the period ended June 30, 2006 amounted to $51,744.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and proceeds from sales for the period ended June 30, 2006 were as follows:

                                                               COST OF     PROCEEDS
                                                              PURCHASES   FROM SALES
                                                              ---------   -----------
Stephens Fund
  US Government Obligations.................................    $   -     $16,523,212

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

5. LEGAL AND REGULATORY MATTERS

Diversified Investors Securities Corp. ("DISC") is the distributor for each of the Funds and a subsidiary of the Series Portfolio's investment advisor, Diversified Investment Advisors, Inc. ("DIA").

On February 18, 2005, DISC was notified by NASD Staff that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. The settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million; (iii) restitution of approximately $949,011 to the Diversified International Equity Portfolio for losses attributable to the trading described in the AWC; and (iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing. The restitution payment of $949,011 referred to above was made on February 14, 2006.

DISC and DIA have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request.

Although it is not anticipated that these developments will have an adverse effect on the Funds, there can be no assurance at this time.

6. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. CAPITAL SHARE TRANSACTIONS

The Trust has an unlimited authorized number of shares (par value of $0.00001). Six of the series: the Money Market, Value & Income, Equity Growth, Special Equity, High Yield Bond and International Equity Funds,

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

7. CAPITAL SHARE TRANSACTIONS (CONTINUED)

contained two classes of shares until April 25, 2006: the Diversified Class and the Stephens Institutional Class. The transactions in each of the classes were as follows:

                                                                      DIVERSIFIED CLASS
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 2006   DECEMBER 31, 2005
                                                              -------------   -----------------
                                                                 SHARES            SHARES
                                                              -------------   -----------------
MONEY MARKET
Sold during period/year.....................................    97,299,272       126,378,264
Issued on reinvestment of dividends and distributions.......       638,523           906,004
Redeemed during period/year.................................   (96,308,999)     (129,125,722)
                                                               -----------      ------------
Net increase (decrease).....................................     1,628,796        (1,841,454)
                                                               ===========      ============
HIGH QUALITY BOND
Sold during period/year.....................................    12,309,788        11,149,688
Issued on reinvestment of dividends and distributions.......       452,060           822,201
Redeemed during period/year.................................   (13,626,776)       (9,944,677)
                                                               -----------      ------------
Net increase (decrease).....................................      (864,928)        2,027,212
                                                               ===========      ============
INTERMEDIATE GOVERNMENT BOND
Sold during period/year.....................................     1,426,518         3,052,095
Issued on reinvestment of dividends and distributions.......       171,773           297,545
Redeemed during period/year.................................    (4,095,963)       (4,328,390)
                                                               -----------      ------------
Net increase (decrease).....................................    (2,497,672)         (978,750)
                                                               ===========      ============
CORE BOND
Sold during period/year.....................................     9,537,612        19,701,533
Issued on reinvestment of dividends and distributions.......     1,163,661         2,311,635
Redeemed during period/year.................................   (11,955,364)      (13,065,789)
                                                               -----------      ------------
Net increase (decrease).....................................    (1,254,091)        8,947,379
                                                               ===========      ============
TOTAL RETURN BOND(1)
Sold during period..........................................     1,721,444         2,276,044
Issued on reinvestment of dividends and distributions.......        52,216            17,493
Redeemed during period......................................      (617,275)         (129,340)
                                                               -----------      ------------
Net increase (decrease).....................................     1,156,385         2,164,197
                                                               ===========      ============
BALANCED
Sold during period/year.....................................       963,239         2,687,521
Issued on reinvestment of dividends and distributions.......       101,459           227,260
Redeemed during period/year.................................    (2,474,150)       (4,915,050)
                                                               -----------      ------------
Net increase (decrease).....................................    (1,409,452)       (2,000,269)
                                                               ===========      ============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

7. CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                      DIVERSIFIED CLASS
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 2006   DECEMBER 31, 2005
                                                              -------------   -----------------
                                                                 SHARES            SHARES
                                                              -------------   -----------------
VALUE & INCOME
Sold during period/year.....................................     6,148,093        10,580,599
Issued on reinvestment of dividends and distributions.......       197,515         4,336,638
Redeemed during period/year.................................   (10,528,455)      (11,324,228)
                                                               -----------       -----------
Net increase (decrease).....................................    (4,182,847)        3,593,009
                                                               ===========       ===========
VALUE(1)
Sold during period..........................................     1,657,771         1,670,171
Issued on reinvestment of dividends and distributions.......        10,955             3,498
Redeemed during period......................................      (346,812)          (98,378)
                                                               -----------       -----------
Net increase (decrease).....................................     1,321,914         1,575,291
                                                               ===========       ===========
GROWTH & INCOME
Sold during period/year.....................................     2,787,308         5,661,279
Issued on reinvestment of dividends and distributions.......        66,473           125,106
Redeemed during period/year.................................    (5,042,363)       (8,622,884)
                                                               -----------       -----------
Net increase (decrease).....................................    (2,188,582)       (2,836,499)
                                                               ===========       ===========
EQUITY GROWTH
Sold during period/year.....................................     5,249,407         9,918,390
Issued on reinvestment of dividends and distributions.......            --            16,318
Redeemed during period/year.................................   (11,106,737)      (13,776,880)
                                                               -----------       -----------
Net increase (decrease).....................................    (5,857,330)       (3,842,172)
                                                               ===========       ===========
MID-CAP VALUE
Sold during period/year.....................................     6,937,195        11,386,741
Issued on reinvestment of dividends and distributions.......        79,378         2,528,734
Redeemed during period/year.................................    (3,435,509)       (4,104,978)
                                                               -----------       -----------
Net increase (decrease).....................................     3,581,064         9,810,497
                                                               ===========       ===========
MID-CAP GROWTH
Sold during period/year.....................................     3,452,862         3,910,947
Issued on reinvestment of dividends and distributions.......            --           589,404
Redeemed during period/year.................................    (2,217,062)       (3,346,184)
                                                               -----------       -----------
Net increase (decrease).....................................     1,235,800         1,154,167
                                                               ===========       ===========
SMALL-CAP VALUE
Sold during period/year.....................................     1,830,094         3,124,240
Issued on reinvestment of dividends and distributions.......            --           326,272
Redeemed during period/year.................................    (1,346,940)       (1,613,228)
                                                               -----------       -----------
Net increase (decrease).....................................       483,154         1,837,284
                                                               ===========       ===========

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

7. CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                                      DIVERSIFIED CLASS
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 2006   DECEMBER 31, 2005
                                                              -------------   -----------------
                                                                 SHARES            SHARES
                                                              -------------   -----------------
SPECIAL EQUITY
Sold during period/year.....................................     3,425,774         4,905,548
Issued on reinvestment of dividends and distributions.......            --         2,729,025
Redeemed during period/year.................................    (4,485,110)       (5,963,877)
                                                               -----------       -----------
Net increase (decrease).....................................    (1,059,336)        1,670,696
                                                               ===========       ===========
SMALL-CAP GROWTH
Sold during period/year.....................................     1,033,516         1,078,269
Issued on reinvestment of dividends and distributions.......            --           210,681
Redeemed during period/year.................................      (620,506)       (1,274,152)
                                                               -----------       -----------
Net increase (decrease).....................................       413,010            14,798
                                                               ===========       ===========
AGGRESSIVE EQUITY
Sold during period/year.....................................     1,828,511         4,007,622
Issued on reinvestment of dividends and distributions.......         3,728                --
Redeemed during period/year.................................    (2,781,186)       (7,209,421)
                                                               -----------       -----------
Net increase (decrease).....................................      (948,947)       (3,201,799)
                                                               ===========       ===========
HIGH YIELD BOND
Sold during period/year.....................................     3,870,268         6,728,789
Issued on reinvestment of dividends and distributions.......       681,051         1,333,974
Redeemed during period/year.................................    (4,230,163)       (4,003,383)
                                                               -----------       -----------
Net increase (decrease).....................................       321,156         4,059,380
                                                               ===========       ===========
INTERNATIONAL EQUITY
Sold during period/year.....................................     7,644,667        10,518,280
Issued on reinvestment of dividends and distributions.......       395,998         2,875,521
Redeemed during period/year.................................   (10,207,274)      (10,743,724)
                                                               -----------       -----------
Net increase (decrease).....................................    (2,166,609)        2,650,077
                                                               ===========       ===========
STOCK INDEX
Sold during period/year.....................................     8,131,530        23,142,364
Issued on reinvestment of dividends and distributions.......       369,391           769,866
Redeemed during period/year.................................   (14,291,576)      (17,145,003)
                                                               -----------       -----------
Net increase (decrease).....................................    (5,790,655)        6,767,227
                                                               ===========       ===========

---------------

(1) Commencement of Operations, June 3, 2005.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

7. CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                               STEPHENS INSTITUTIONAL CLASS(2)
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 2006   DECEMBER 31, 2005
                                                              -------------   -----------------
                                                                 SHARES            SHARES
                                                              -------------   -----------------
MONEY MARKET
Sold during period/year.....................................           71            56,539
Issued on reinvestment of dividends and distributions.......          108             5,147
Redeemed during period/year.................................     (158,759)         (208,595)
                                                               ----------        ----------
Net increase (decrease).....................................     (158,580)         (146,909)
                                                               ==========        ==========
VALUE & INCOME
Sold during period/year.....................................           39            53,816
Issued on reinvestment of dividends and distributions.......        3,465           499,913
Redeemed during period/year.................................   (1,539,441)       (2,387,768)
                                                               ----------        ----------
Net increase (decrease).....................................   (1,535,937)       (1,834,039)
                                                               ==========        ==========
EQUITY GROWTH
Sold during period/year.....................................            7            25,401
Issued on reinvestment of dividends and distributions.......           --             4,057
Redeemed during period/year.................................     (388,149)         (979,831)
                                                               ----------        ----------
Net increase (decrease).....................................     (388,142)         (950,373)
                                                               ==========        ==========
SPECIAL EQUITY
Sold during period/year.....................................           --           131,845
Issued on reinvestment of dividends and distributions.......           --           356,074
Redeemed during period/year.................................     (660,441)       (1,267,369)
                                                               ----------        ----------
Net increase (decrease).....................................     (660,441)         (779,450)
                                                               ==========        ==========
HIGH YIELD BOND
Sold during period/year.....................................           --            73,916
Issued on reinvestment of dividends and distributions.......        2,430            69,284
Redeemed during period/year.................................     (358,846)         (846,415)
                                                               ----------        ----------
Net increase (decrease).....................................     (356,416)         (703,215)
                                                               ==========        ==========
INTERNATIONAL EQUITY
Sold during period/year.....................................            3            44,904
Issued on reinvestment of dividends and distributions.......          207            42,806
Redeemed during period/year.................................     (296,020)         (547,916)
                                                               ----------        ----------
Net increase (decrease).....................................     (295,810)         (460,206)
                                                               ==========        ==========
STEPHENS INTERMEDIATE BOND
Sold during period/year.....................................       15,498           411,232
Issued on reinvestment of dividends and distributions.......       13,207            87,936
Redeemed during period/year.................................   (1,743,987)       (2,573,559)
                                                               ----------        ----------
Net increase (decrease).....................................   (1,715,282)       (2,074,391)
                                                               ==========        ==========

---------------

(2) Termination of Operations, April 25, 2006.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

8. CLASS DIVIDENDS AND DISTRIBUTIONS:

Dividends and distributions per class for the period ended June 30, 2006 were as follows:

                                                                                       STEPHENS
                                                              DIVERSIFIED CLASS   INSTITUTIONAL CLASS
FUND                                                              OF SHARES            OF SHARES
----                                                          -----------------   -------------------
MONEY MARKET
Net investment income.......................................     $6,782,344             $ 1,140
VALUE & INCOME
Net investment income.......................................      4,891,113              20,862
HIGH YIELD BOND
Net investment income.......................................      6,394,280              18,396
INTERNATIONAL EQUITY
Net investment income.......................................      6,564,945               2,949

Dividends and distributions per class for the year ended December 31, 2005 were as follows:

                                                                                       STEPHENS
                                                              DIVERSIFIED CLASS   INSTITUTIONAL CLASS
FUND                                                              OF SHARES            OF SHARES
----                                                          -----------------   -------------------
MONEY MARKET
Net investment income.......................................     $ 9,621,828          $   54,485
VALUE & INCOME
Net investment income.......................................       9,449,411             547,567
Net realized gains from investment transactions.............      95,109,973           2,530,928
EQUITY GROWTH
Net investment income.......................................         327,017              41,834
SPECIAL EQUITY
Net investment income.......................................      70,567,829           3,604,570
HIGH YIELD BOND
Net investment income.......................................      12,550,573             530,675
INTERNATIONAL EQUITY
Net investment income.......................................       9,613,979             173,218
Net realized gains from investment transactions.............      35,585,642             377,626

9. PROXY VOTING POLICIES AND PROCEDURES

Since each Fund invests all its assets in a corresponding series of the Series Portfolio, the Funds themselves do not vote on proxies. A description of the proxy voting policies and procedures for the Series Portfolio is included in the Statement of Additional Information ("SAI"), which is available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Advisor's website at www.divinvest.com. (Click on the icon for Participants, then click on Fund Information, choose Investment Funds, click on a Fund, then click on the Fund Information tab) or (iii) on the SEC's website at www.sec.gov. In addition, the Series Portfolios are required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Series Portfolio's filing for the twelve months ended June 30, 2006, is available without charge, upon request.

10. QUARTERLY PORTFOLIOS

The Series Portfolio will file their portfolios of investments for the first and third quarters (March 31 and September 30, respectively) with the SEC by May 30 and November 29, respectively, each year on Form N-Q. The Series Portfolio's Form N-Q is available on the SEC's website at www.sec.gov. The Series Portfolio's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-800-755-5803.

                      (This page intentionally left blank)

                       DIVERSIFIED INVESTORS FUNDS GROUP

11. FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for the period/year for the

DIVERSIFIED CLASS OF SHARES:

                                             INCOME (LOSS) FROM
                                            INVESTMENT OPERATIONS                             DIVIDENDS AND DISTRIBUTIONS FROM
                                        -----------------------------        TOTAL        -----------------------------------------
                        NET ASSET          NET          NET REALIZED        INCOME                           NET            TAX
       FOR THE            VALUE,        INVESTMENT     AND UNREALIZED     (LOSS) FROM        NET          REALIZED         RETURN
     PERIOD/YEAR       BEGINNING OF       INCOME       GAINS (LOSSES)     INVESTMENT      INVESTMENT      GAINS ON           OF
        ENDED          PERIOD/YEAR      (LOSS)(A)      ON INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS     CAPITAL(B)
---------------------  ------------     ----------     --------------     -----------     ----------     -----------     ----------
MONEY MARKET
06/30/2006(a1)            $10.62          $0.21            $   --           $ 0.21          $(0.19)        $   --          $   --
12/31/2005                 10.62           0.26              0.00**           0.26           (0.26)            --              --
12/31/2004                 10.62           0.07             (0.00)**          0.07           (0.07)            --              --
12/31/2003                 10.62           0.06              0.00**           0.06           (0.06)            --              --
12/31/2002                 10.61           0.13              0.00**           0.13           (0.12)            --              --
12/31/2001                 10.60           0.35              0.01             0.36           (0.35)            --           (0.00)**
HIGH QUALITY BOND
06/30/2006(a1)             11.34           0.19             (0.09)            0.10           (0.18)            --              --
12/31/2005                 11.53           0.31             (0.15)            0.16           (0.35)            --           (0.00)**
12/31/2004                 11.73           0.28             (0.18)            0.10           (0.30)            --              --
12/31/2003                 11.85           0.31             (0.10)            0.21           (0.33)            --           (0.00)**
12/31/2002                 11.69           0.48              0.16             0.64           (0.48)         (0.00)**        (0.00)**
12/31/2001                 11.45           0.61              0.25             0.86           (0.58)         (0.03)          (0.01)
INTERMEDIATE GOVERNMENT BOND
06/30/2006(a1)             10.64           0.20             (0.26)           (0.06)          (0.19)            --              --
12/31/2005                 10.88           0.30             (0.23)            0.07           (0.31)            --              --
12/31/2004                 10.98           0.21             (0.10)            0.11           (0.21)            --           (0.00)**
12/31/2003                 11.49           0.26             (0.15)            0.11           (0.32)         (0.29)          (0.01)
12/31/2002                 11.13           0.38              0.46             0.84           (0.36)         (0.10)          (0.02)
12/31/2001                 10.99           0.52              0.15             0.67           (0.50)         (0.02)          (0.01)
CORE BOND
06/30/2006(a1)             12.34           0.23             (0.30)           (0.07)          (0.21)            --              --
12/31/2005                 12.56           0.43             (0.20)            0.23           (0.45)         (0.00)**           --
12/31/2004                 12.60           0.39              0.11             0.50           (0.50)         (0.04)             --
12/31/2003                 12.61           0.37              0.14             0.51           (0.37)         (0.04)          (0.11)
12/31/2002                 12.26           0.55              0.48             1.03           (0.56)         (0.09)          (0.03)
12/31/2001                 12.31           0.59              0.18             0.77           (0.57)         (0.24)          (0.01)
TOTAL RETURN BOND
06/30/2006(a1)              9.90           0.20             (0.28)           (0.08)          (0.17)            --              --
12/31/2005(1)              10.00           0.22             (0.21)            0.01           (0.11)            --              --
BALANCED
06/30/2006(a1)             14.84           0.15              0.07             0.22           (0.14)            --              --
12/31/2005                 14.40           0.24              0.46             0.70           (0.26)            --              --
12/31/2004                 13.61           0.23              0.81             1.04           (0.25)            --              --
12/31/2003                 11.83           0.20              1.79             1.99           (0.19)            --           (0.02)
12/31/2002                 13.52           0.27             (1.69)           (1.42)          (0.27)            --              --
12/31/2001                 14.79           0.31             (1.17)           (0.86)          (0.31)         (0.09)          (0.01)

                                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                -----------------------------------------------------------------
                                                                                      EXPENSES,
              TOTAL        NET ASSET                               EXPENSES,        INCLUDING THE        NET       NET INVESTMENT
            DIVIDENDS       VALUE,               NET ASSETS,     INCLUDING THE     SERIES PORTFOLIO   INVESTMENT   INCOME (LOSS)
               AND          END OF      TOTAL       END OF      SERIES PORTFOLIO    OR MIP (NET OF      INCOME        (NET OF
          DISTRIBUTIONS   PERIOD/YEAR   RETURN   PERIOD/YEAR         OR MIP         REIMBURSEMENT)      (LOSS)     REIMBURSEMENT)
          -------------   -----------   ------   ------------   ----------------   ----------------   ----------   --------------

             $(0.19)        $10.64        1.97%  $378,137,978           0.85%*           0.80%*            3.89%*       3.94%*
              (0.26)         10.62        2.47    359,994,271           0.86             0.80              2.38         2.44
              (0.07)         10.62        0.65    379,443,798           0.86             0.80              0.60         0.66
              (0.06)         10.62        0.59    382,372,748           0.86             0.80              0.53         0.59
              (0.12)         10.62        1.24    444,186,759           0.85             0.80              1.13         1.18
              (0.35)         10.61        3.47    332,303,410           0.88             0.80              3.20         3.28

              (0.18)         11.26        0.93    303,653,277           0.96*            0.96*             3.35*        3.35*
              (0.35)         11.34        1.38    315,638,896           0.97             0.97              2.67         2.67
              (0.30)         11.53        0.89    297,612,228           0.96             0.96              2.39         2.39
              (0.33)         11.73        1.75    265,246,912           0.97             0.97              2.58         2.58
              (0.48)         11.85        5.54    164,846,851           0.96             0.96              4.08         4.08
              (0.62)         11.69        7.62    110,036,547           1.00             1.00              5.12         5.12

              (0.19)         10.39       (0.58)    77,649,636           1.00*            1.00(d)*          3.87*        3.87*
              (0.31)         10.64        0.66    106,149,295           1.00             1.00              2.82         2.82
              (0.21)         10.88        1.02    119,108,777           1.01             0.99(d)           1.86         1.88
              (0.62)         10.98        0.97    132,454,383           0.98             0.98              2.31         2.31
              (0.48)         11.49        7.71    165,269,834           0.97             0.97              3.37         3.37
              (0.53)         11.13        6.23    104,277,546           0.99             0.99              4.62         4.62

              (0.21)         12.06       (0.56)   800,067,620           0.95*            0.95*             3.78*        3.78*
              (0.45)         12.34        1.86    834,004,721           0.96             0.96              3.42         3.42
              (0.54)         12.56        4.04    737,016,195           0.96             0.96              3.05         3.05
              (0.52)         12.60        4.05    649,182,638           0.97             0.97              2.93         2.93
              (0.68)         12.61        8.56    379,892,112           0.95             0.95              4.44         4.44
              (0.82)         12.26        6.33    272,377,200           0.99             0.99              4.69         4.69

              (0.17)          9.65       (0.86)    32,028,249           1.26*            1.00(d)*          3.83*        4.09*
              (0.11)          9.90        0.06     21,430,500           1.88*            1.00(d)*          2.94*        3.82*

              (0.14)         14.92        1.48    154,786,537           1.16*            1.09(d)*          1.90*        1.97*
              (0.26)         14.84        4.91    174,962,738           1.13             1.09(d)           1.62         1.66
              (0.25)         14.40        7.73    198,487,194           1.10             1.08(d)           1.62         1.64
              (0.21)         13.61       17.00    204,344,308           1.10             1.08(d)           1.56         1.58
              (0.27)         11.83      (10.56)   166,426,376           1.09             1.07              2.16         2.18
              (0.41)         13.52       (5.82)   182,023,940           1.09             1.09              2.21         2.21


            PORTFOLIO
           TURNOVER (C)
           ------------

               N/A
               N/A
               N/A
               N/A
               N/A
               N/A

                25%
                58
                48
                50
                54
                53

               301
               756
               554
               392
               134
                40

               269(e)
             1,003(e)
               885
               922
               462
               547

               220(e)
               327

               105(e)
               367
               338
               377
               289
               312

                       DIVERSIFIED INVESTORS FUNDS GROUP

11. FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding for the period/year for the

DIVERSIFIED CLASS OF SHARES:

                                     INCOME (LOSS) FROM
                                    INVESTMENT OPERATIONS                      DIVIDENDS AND DISTRIBUTIONS FROM
                                 ---------------------------      TOTAL      -------------------------------------
                   NET ASSET        NET        NET REALIZED      INCOME                       NET
    FOR THE          VALUE,      INVESTMENT   AND UNREALIZED   (LOSS) FROM      NET        REALIZED        TAX
  PERIOD/YEAR     BEGINNING OF     INCOME     GAINS (LOSSES)   INVESTMENT    INVESTMENT    GAINS ON     RETURN OF
     ENDED        PERIOD/YEAR    (LOSS)(A)    ON INVESTMENTS   OPERATIONS      INCOME     INVESTMENTS   CAPITAL(B)
  -----------     ------------   ----------   --------------   -----------   ----------   -----------   ----------
VALUE & INCOME
06/30/2006(a1)       $23.69        $ 0.10         $ 1.20         $ 1.30        $(0.11)      $   --        $   --
12/31/2005            24.42          0.21           1.35           1.56         (0.20)       (2.09)           --
12/31/2004            22.38          0.29           2.45           2.74         (0.26)       (0.44)           --
12/31/2003            18.02          0.27           4.36           4.63         (0.27)          --         (0.00)**
12/31/2002            21.67          0.29          (3.67)         (3.38)        (0.25)       (0.02)           --
12/31/2001            22.66          0.34          (0.90)         (0.56)        (0.30)       (0.13)           --
VALUE FUND
06/30/2006(a1)        10.69          0.05          (0.13)         (0.08)        (0.05)          --            --
12/31/2005(1)         10.00          0.09           0.64           0.73         (0.04)       (0.00)**         --
GROWTH & INCOME
06/30/2006(a1)        20.39          0.05           0.14           0.19         (0.05)          --            --
12/31/2005            19.22          0.09           1.17           1.26         (0.09)          --            --
12/31/2004            17.55          0.13           1.66           1.79         (0.12)          --            --
12/31/2003            14.27          0.08           3.28           3.36         (0.08)          --         (0.00)**
12/31/2002            18.58          0.05          (4.32)         (4.27)        (0.04)          --            --
12/31/2001            24.05         (0.00)**       (5.47)         (5.47)           --           --            --
EQUITY GROWTH
06/30/2006(a1)        20.38         (0.02)         (0.65)         (0.67)           --           --            --
12/31/2005            19.13         (0.05)          1.31           1.26         (0.01)          --            --
12/31/2004            17.86          0.02           1.26           1.28         (0.01)          --            --
12/31/2003            14.20         (0.04)          3.70           3.66            --           --         (0.00)**
12/31/2002            18.70         (0.05)         (4.45)         (4.50)           --           --            --
12/31/2001            24.20         (0.10)         (4.94)         (5.04)           --        (0.46)        (0.00)**
MID-CAP VALUE
06/30/2006(a1)        13.70          0.04           0.87           0.91         (0.04)          --            --
12/31/2005            13.87          0.11           1.16           1.27         (0.11)       (1.33)           --
12/31/2004            12.23          0.03           2.96           2.99         (1.16)       (0.19)           --
12/31/2003             9.14          0.00**         3.72           3.72         (0.57)       (0.06)           --
12/31/2002            10.91         (0.00)**       (1.74)         (1.74)           --           --         (0.03)
12/31/2001(2)         10.00         (0.00)**        0.91           0.91            --           --            --
MID-CAP GROWTH
06/30/2006(a1)        11.06         (0.05)          0.12           0.07            --           --            --
12/31/2005            10.35         (0.10)          1.42           1.32            --        (0.61)           --
12/31/2004             9.49         (0.09)          1.45           1.36         (0.04)       (0.46)           --
12/31/2003             7.53         (0.08)          2.06           1.98         (0.02)          --            --
12/31/2002            10.26         (0.08)         (2.62)         (2.70)           --        (0.03)        (0.00)**
12/31/2001(3)         10.00         (0.03)          0.36           0.33            --        (0.07)           --
SMALL-CAP VALUE
06/30/2006(a1)        12.20         (0.03)          0.61           0.58            --           --            --
12/31/2005            13.40         (0.06)         (0.63)         (0.69)           --        (0.50)        (0.01)
12/31/2004            11.66         (0.04)          2.47           2.43         (0.26)       (0.43)           --
12/31/2003             8.56          0.10           3.34           3.44         (0.28)       (0.03)        (0.03)
12/31/2002(4)         10.00         (0.01)         (1.07)         (1.08)           --        (0.36)           --

                                                                                    RATIOS TO AVERAGE NET ASSETS
                                                                  -----------------------------------------------------------------
                                                                                        EXPENSES,
              TOTAL        NET ASSET                                 EXPENSES,        INCLUDING THE        NET       NET INVESTMENT
            DIVIDENDS       VALUE,                NET ASSETS,      INCLUDING THE     SERIES PORTFOLIO   INVESTMENT   INCOME (LOSS)
               AND          END OF      TOTAL        END OF       SERIES PORTFOLIO    OR MIP (NET OF      INCOME        (NET OF
          DISTRIBUTIONS   PERIOD/YEAR   RETURN    PERIOD/YEAR          OR MIP         REIMBURSEMENT)      (LOSS)     REIMBURSEMENT)
          -------------   -----------   ------   --------------   ----------------   ----------------   ----------   --------------

             $(0.11)        $24.88        5.48%  $1,121,305,963         1.05%*             1.00%*           0.79%*        0.84%*
              (2.29)         23.69        6.33    1,166,964,129         1.05               1.00             0.81          0.86
              (0.70)         24.42       12.31    1,115,110,989         1.05               1.00             1.23          1.28
              (0.27)         22.38       25.88      858,821,529         1.05               1.00             1.33          1.38
              (0.27)         18.02      (15.70)     561,896,237         1.05               1.00             1.41          1.46
              (0.43)         21.67       (2.46)     516,073,976         1.07               1.00             1.48          1.55

              (0.05)         10.56       (0.77)      30,598,018         1.54*              1.05(d)*         0.46*         0.95*
              (0.04)         10.69        7.27       16,845,098         2.94*              1.05(d)*        (0.48)*        1.41*

              (0.05)         20.53        0.94      529,315,039         1.20*              1.15(d)*         0.46*         0.51*
              (0.09)         20.39        6.55      570,383,726         1.21               1.15             0.38          0.44
              (0.12)         19.22       10.23      592,035,283         1.21               1.15             0.66          0.72
              (0.08)         17.55       23.59      562,394,751         1.21               1.15             0.44          0.50
              (0.04)         14.27      (22.98)     403,171,118         1.23               1.15             0.20          0.28
                 --          18.58      (22.74)     458,258,956         1.22               1.15            (0.07)        (0.00)(f)

                 --          19.71       (3.29)     818,643,162         1.21*              1.21*           (0.24)*       (0.24)*
              (0.01)         20.38        6.57      965,912,967         1.22               1.22            (0.24)        (0.24)
              (0.01)         19.13        7.17      980,140,429         1.21               1.21             0.11          0.11
              (0.00)**       17.86       25.77      852,572,867         1.22               1.22            (0.24)        (0.24)
                 --          14.20      (24.06)     439,239,021         1.21               1.21            (0.34)        (0.34)
              (0.46)         18.70      (20.71)     428,765,397         1.24               1.24            (0.50)        (0.50)

              (0.04)         14.57        6.64      446,964,735         1.27*              1.25(d)*         0.53*         0.55*
              (1.44)         13.70        9.13      371,342,827         1.30               1.25(d)          0.69          0.74
              (1.35)         13.87       24.69      239,718,457         1.30               1.25(d)          0.21          0.26
              (0.63)         12.23       40.97      111,245,419         1.36               1.25(d)         (0.10)         0.01
              (0.03)          9.14      (16.00)      16,041,618         2.01               1.25            (0.74)         0.02
                 --          10.91        9.10          741,155        37.51*              1.25*          (36.28)*       (0.02)*

                 --          11.13        0.63      138,104,163         1.34*              1.34(d)*        (0.87)*       (0.87)*
              (0.61)         11.06       12.69      123,571,226         1.36               1.34(d)         (0.99)        (0.97)
              (0.50)         10.35       14.66      103,629,226         1.39               1.35(d)         (0.93)        (0.89)
              (0.02)          9.49       26.33       81,549,652         1.42               1.35(d)         (0.96)        (0.89)
              (0.03)          7.53      (26.35)      12,179,460         2.00               1.35            (1.63)        (0.98)
              (0.07)         10.26        3.33        2,426,193        14.35*              1.35*          (13.96)*       (0.96)*

                 --          12.78        4.75      111,724,659         1.46*              1.45(d)*        (0.41)*       (0.40)*
              (0.51)         12.20       (5.23)     100,733,751         1.49               1.46(d)         (0.53)        (0.50)
              (0.69)         13.40       20.98       86,072,295         1.53               1.49(d)         (0.36)        (0.32)
              (0.34)         11.66       40.36       41,502,990         1.69               1.50(d)          0.78          0.97
              (0.36)          8.56      (10.80)       1,809,678         9.39*              1.50*           (8.04)*       (0.15)*


            PORTFOLIO
           TURNOVER(C)
           -----------

                14%
                89
                44
                70
                31
                32

                57
                21

                38
                79
               184
               100
               115
               153

                39
                76
               129
                61
                75
                63

                38
               112
               147
               156
               156
                87

                74
               142
               223
               100
               138
                63

                17
               143
                42
                40
                26

                       DIVERSIFIED INVESTORS FUNDS GROUP

11. FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding for the period/year for the

DIVERSIFIED CLASS OF SHARES:

                                     INCOME (LOSS) FROM
                                    INVESTMENT OPERATIONS                      DIVIDENDS AND DISTRIBUTIONS FROM
                                 ---------------------------      TOTAL      -------------------------------------
                   NET ASSET        NET        NET REALIZED      INCOME                       NET
    FOR THE          VALUE,      INVESTMENT   AND UNREALIZED   (LOSS) FROM      NET        REALIZED        TAX
  PERIOD/YEAR     BEGINNING OF     INCOME     GAINS (LOSSES)   INVESTMENT    INVESTMENT    GAINS ON     RETURN OF
     ENDED        PERIOD/YEAR    (LOSS)(A)    ON INVESTMENTS   OPERATIONS      INCOME     INVESTMENTS   CAPITAL(B)
  -----------     ------------   ----------   --------------   -----------   ----------   -----------   ----------
SPECIAL EQUITY
06/30/2006(a1)       $24.73        $(0.05)        $ 0.89         $ 0.84        $   --       $   --        $   --
12/31/2005            26.39         (0.12)          2.75           2.63            --        (4.29)           --
12/31/2004            23.57         (0.10)          2.92           2.82            --           --            --
12/31/2003            16.46         (0.11)          7.22           7.11            --           --            --
12/31/2002            21.89         (0.10)         (5.33)         (5.43)           --           --            --
12/31/2001            22.72         (0.13)         (0.70)         (0.83)           --           --            --
SMALL-CAP GROWTH
06/30/2006(a1)        14.48         (0.08)          0.41           0.33            --           --            --
12/31/2005            15.48         (0.16)          0.17           0.01            --        (1.01)           --
12/31/2004            13.92         (0.16)          1.72           1.56            --           --            --
12/31/2003            10.31         (0.10)          4.06           3.96         (0.24)       (0.08)        (0.03)
12/31/2002(5)         10.00         (0.04)          0.35           0.31            --           --            --
AGGRESSIVE EQUITY
06/30/2006(a1)        13.72         (0.05)          0.03          (0.02)        (0.00)**        --            --
12/31/2005            12.75         (0.08)          1.05           0.97            --           --            --
12/31/2004            11.43         (0.11)          1.43           1.32            --           --            --
12/31/2003             8.97         (0.11)          2.57           2.46            --           --            --
12/31/2002            12.27         (0.11)         (3.19)         (3.30)           --           --            --
12/31/2001            17.92         (0.16)         (5.49)         (5.65)           --           --            --
HIGH YIELD BOND
06/30/2006(a1)         9.28          0.34           0.05           0.39         (0.31)          --            --
12/31/2005             9.68          0.68          (0.41)          0.27         (0.67)          --            --
12/31/2004             9.47          0.72           0.18           0.90         (0.69)          --            --
12/31/2003             8.12          0.76           1.38           2.14         (0.79)          --            --
12/31/2002             8.70          0.72          (0.58)          0.14         (0.71)          --         (0.01)
12/31/2001             9.12          0.81          (0.40)          0.41         (0.80)          --         (0.03)
INTERNATIONAL EQUITY
06/30/2006(a1)        15.86          0.18           1.31           1.49         (0.17)          --            --
12/31/2005            15.46          0.23           1.38           1.61         (0.26)       (0.95)           --
12/31/2004            13.33          0.18           2.32           2.50         (0.26)       (0.11)           --
12/31/2003            10.18          0.07           3.25           3.32         (0.17)          --            --
12/31/2002            12.44          0.03          (2.18)         (2.15)        (0.11)          --            --
12/31/2001            15.62          0.02          (2.99)         (2.97)        (0.08)       (0.13)           --
STOCK INDEX
06/30/2006(a1)         9.71          0.06           0.17           0.23         (0.06)          --            --
12/31/2005             9.43          0.12           0.28           0.40         (0.12)          --            --
12/31/2004             8.67          0.13           0.75           0.88         (0.12)          --            --
12/31/2003             6.85          0.09           1.81           1.90         (0.08)          --            --
12/31/2002             8.94          0.08          (2.10)         (2.02)        (0.07)          --            --
12/31/2001            10.31          0.07          (1.36)         (1.29)        (0.06)       (0.02)        (0.00)**

---------------

(a1) Unaudited.

(a)  Calculated based upon average shares outstanding.

(b) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.

(c)  Portfolio turnover of the Series Portfolio or Master Investment Portfolio.

(d)  Includes reimbursement of fees at the underlying Series Portfolio level.

(e) Includes effect of buying and selling TBA securities used in dollar roll transactions. Refer to Note 2H of the Series Portfolio's Notes to Financial Statements which accompany this report.

(f)  Percentage rounds to less than 0.005%.

*    Annualized.

**   Amount rounds to less than one penny per share.

(1)  Commencement of Operations, June 3, 2005.

(2)  Commencement of Operations, August 15, 2001.

(3)  Commencement of Operations, September 6, 2001.

(4)  Commencement of Operations, July 10, 2002.

(5)  Commencement of Operations, August 9, 2002.

                                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                -----------------------------------------------------------------
                                                                                      EXPENSES,
              TOTAL        NET ASSET                               EXPENSES,        INCLUDING THE        NET       NET INVESTMENT
            DIVIDENDS       VALUE,               NET ASSETS,     INCLUDING THE     SERIES PORTFOLIO   INVESTMENT   INCOME (LOSS)
               AND          END OF      TOTAL       END OF      SERIES PORTFOLIO    OR MIP (NET OF      INCOME        (NET OF
          DISTRIBUTIONS   PERIOD/YEAR   RETURN   PERIOD/YEAR         OR MIP         REIMBURSEMENT)      (LOSS)     REIMBURSEMENT)
          -------------   -----------   ------   ------------   ----------------   ----------------   ----------   --------------

             $   --         $25.57        3.40%  $443,099,449         1.43%*             1.43(d)%*       (0.36)%*      (0.36)%*
              (4.29)         24.73        9.90    454,817,759         1.43               1.43(d)         (0.48)        (0.48)
                 --          26.39       11.96    441,213,798         1.41               1.41            (0.42)        (0.42)
                 --          23.57       43.20    398,345,273         1.43               1.43            (0.60)        (0.60)
                 --          16.46      (24.81)   325,208,117         1.41               1.41            (0.51)        (0.51)
                 --          21.89       (3.65)   350,540,296         1.43               1.43            (0.62)        (0.62)

                 --          14.81        2.28     51,120,592         1.71*              1.53(d)*        (1.16)*       (0.98)*
              (1.01)         14.48       (0.11)    44,003,170         1.63               1.55(d)         (1.14)        (1.06)
                 --          15.48       11.21     46,810,421         1.63               1.55(d)         (1.24)        (1.16)
              (0.35)         13.92       38.60     33,794,596         1.76               1.55(d)         (0.96)        (0.75)
                 --          10.31        3.10        678,003        28.77*              1.55*          (28.12)*       (0.90)*

              (0.00)**       13.70       (0.12)   175,490,059         1.40*              1.30(d)*        (0.80)*       (0.70)*
                 --          13.72        7.61    188,815,294         1.40               1.30(d)         (0.75)        (0.65)
                 --          12.75       11.55    216,191,164         1.54               1.45(d)         (1.07)        (0.98)
                 --          11.43       27.42    213,243,572         1.60               1.50(d)         (1.20)        (1.10)
                 --           8.97      (26.89)   178,049,600         1.59               1.50            (1.18)        (1.09)
                 --          12.27      (31.53)   205,870,856         1.61               1.50            (1.34)        (1.23)

              (0.31)          9.36        4.20    192,531,830         1.18*              1.10*            7.16*         7.24*
              (0.67)          9.28        2.91    187,748,445         1.19               1.10             7.16          7.25
              (0.69)          9.68        9.94    156,676,281         1.19               1.10(d)          7.48          7.57
              (0.79)          9.47       27.22    120,122,156         1.21               1.10             8.49          8.60
              (0.72)          8.12        1.72     98,987,713         1.18               1.10             8.59          8.67
              (0.83)          8.70        4.56     77,970,724         1.23               1.10             8.77          8.90

              (0.17)         17.18        9.46    628,926,489         1.42*              1.40*            2.04*         2.06*
              (1.21)         15.86       10.67    614,991,456         1.46               1.40(d)          1.47          1.53
              (0.37)         15.46       18.98    558,771,808         1.44               1.40             1.28          1.32
              (0.17)         13.33       32.87    426,967,431         1.45               1.40             0.56          0.61
              (0.11)         10.18      (17.31)   265,654,055         1.45               1.40             0.26          0.31
              (0.21)         12.44      (19.02)   240,568,211         1.49               1.40             0.05          0.14

              (0.06)          9.88        2.39    569,023,334         0.68*              0.65*            1.25*         1.28*
              (0.12)          9.71        4.24    615,460,968         0.67               0.65             1.23          1.25
              (0.12)          9.43       10.19    533,833,593         0.67               0.65             1.40          1.42
              (0.08)          8.67       27.85    417,867,416         0.69               0.65             1.10          1.14
              (0.07)          6.85      (22.65)   189,375,363         0.68               0.65             0.96          0.99
              (0.08)          8.94      (12.50)   164,746,152         0.71               0.65             0.65          0.71


            PORTFOLIO
           TURNOVER(C)
           -----------

                49%
                92
               103
               103
               109
                88

                64
               183
                84
                81
                68

                71
               187
               252
               165
                87
                98

                46
                68
                80
               136
                95
                90

                44
                94
               171
                23
                25
                28

                 3
                10
                14
                 8
                12
                 9

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                              PERFORMANCE OVERVIEW

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

PLEASE NOTE THAT ANY PERFORMANCE FIGURES DISCUSSED BELOW REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. VISIT WWW.DIVINVEST.COM FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

DIVERSIFIED INVESTORS SHORT HORIZON STRATEGIC ALLOCATION FUND
DIVERSIFIED INVESTORS SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND DIVERSIFIED INVESTORS INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND DIVERSIFIED INVESTORS INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND DIVERSIFIED INVESTORS LONG HORIZON STRATEGIC ALLOCATION FUND

Diversified's Strategic Allocation Funds simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined, target asset allocations, based on different retirement time horizons. The underlying equity and fixed income components are invested proportionally.

Each of the Strategic Allocation Funds has a unique fixed income/equity target allocation. The Short Horizon Fund invests approximately 90% in fixed income funds and 10% in equity funds; the Short/Intermediate Horizon Fund invests approximately 70% in fixed income funds and 30% in equity funds; the Intermediate Horizon Fund invests approximately 50% in fixed income funds and 50% in equity funds; the Intermediate/ Long Horizon Fund invests approximately 30% in fixed income funds and 70% in equity funds; and the Long Horizon Fund invests approximately 10% in fixed income funds and 90% in equity funds.

The normal approximate allocation of each Fund's fixed income component is as follows: 30% to the Diversified High Quality Bond Fund, 60% to the Diversified Core Bond Fund and 10% to the Diversified High Yield Bond Fund. The normal approximate allocation for each Fund's equity component is: 68% to large-cap funds (Diversified Growth & Income, Value & Income and Equity Growth Funds), 9% to mid-cap funds (Diversified Mid-Cap Growth and Mid-Cap Value Funds), 8% to small-cap funds (Diversified Small-Cap Growth, Small-Cap Value and Special Equity Funds) and 15% to international funds (Diversified International Equity
Fund).

The five Strategic Allocation Funds lagged their respective benchmarks for the first six months of 2006. In aggregate, the underlying equity funds underperformed the 85% Russell 3000/15% MSCI World ex-US Index, while the fixed income funds outperformed the 60% Lehman Aggregate Bond/30% Merrill Lynch 1-3 Year Treasury/10% Merrill Lynch High Yield Master II Index. As a result, the longer-horizon funds, with higher allocations to equities, had weaker results relative to their benchmarks than did the shorter-horizon funds.

Although each Fund is managed to a unique benchmark, within the context of the Strategic Allocation Funds, the domestic equity portion for all of the Funds is benchmarked to the Russell 3000 Index. Most underlying Funds lagged the index during the period, and because of their relatively large allocations, the Value & Income and Equity Growth Funds had the largest negative impact to return. The Mid-Cap Value Fund, which outpaced the benchmark for the first six months of the year, was a positive contributor to return.

Also detracting from returns was the international component, as the underlying International Equity Fund trailed the MSCI World ex-US Index slightly for the period. However, performance of this segment was strong on an absolute basis, and represented the best performing underlying Fund for the six months ended June 30.

Within the fixed income component, the Core Bond and High Yield Bond Funds outpaced the Lehman Brothers Aggregate Bond Index and the Merrill Lynch High Yield Master II Index, respectively, while the High Quality Bond Fund fell slightly short of the Merrill Lynch 1-3 Year Treasury Index. As a result, the fixed income component was additive to total returns.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                        AN EXPLANATION OF FUND EXPENSES

                                  (UNAUDITED)

As a shareholder in a mutual fund invested in underlying mutual funds of the Diversified Investors Funds Group (the "Funds Group"), you will bear the ongoing costs of managing the corresponding mutual funds in which your fund invests (such as the distribution fees, administration fees and other expenses). You will also bear the cost of operating the mutual fund (such as the advisory fee and other expenses).

The first line of each table shown below, based on an investment of $1,000, will show you how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its investments in the Funds Group. The figures are based on the actual total return and the actual expenses incurred for the period January 1, 2006 - June 30, 2006. In order to approximate how much you paid in expenses during the six months, divide your balance by 1,000, and multiply the result by the dollar amount shown under the heading "Expenses Paid During the Period".

The second line in each table shown below, also based on an investment of $1,000, is based on the actual expense ratio of your fund, but assumes a total annual return rate of 5% before expenses. Since the 5% is hypothetical, the ending account values and the expenses paid for the period January 1, 2006 - June 30, 2006 will not be the actual values per $1,000 of your investment. This information is presented so you may compare the cost of owning a Diversified Investors Strategic Allocation Fund against the cost of owning other funds. Other mutual funds should provide this information based on a hypothetical annual return of 5% before expenses in their most recent report in order for you to make a fair comparison.

                                                                           Expenses Paid
                                Beginning Account    Ending Account      During the Period    Annualized
                                      Value               Value          January 1, 2006 -     Expense
        SHORT HORIZON            January 1, 2006      June 30, 2006     June 30, 2006(1)(2)    Ratio(1)
           Actual                    $1,000             $1,004.90              $0.83            0.17%
        Hypothetical
      (5% annual return              $1,000             $1,024.11              $0.84            0.17%
      before expenses)

                                                                           Expenses Paid      Annualized
                                Beginning Account    Ending Account      During the Period     Expense
                                      Value               Value          January 1, 2006 -     Ratio(1)
 SHORT INTERMEDIATE HORIZON      January 1, 2006      June 30, 2006     June 30, 2006(1)(2)   ----------
           Actual                    $1,000             $1,010.20              $0.83            0.17%
        Hypothetical
      (5% annual return              $1,000             $1,024.11              $0.83            0.17%
      before expenses)

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
                  AN EXPLANATION OF FUND EXPENSES (CONTINUED)
                                  (UNAUDITED)

                                                                           Expenses Paid
                                Beginning Account    Ending Account      During the Period    Annualized
                                      Value               Value          January 1, 2006 -     Expense
    INTERMEDIATE HORIZON         January 1, 2006      June 30, 2006     June 30, 2006(1)(2)    Ratio(1)
           Actual                    $1,000             $1,015.50              $0.82            0.16%
        Hypothetical
      (5% annual return              $1,000             $1,024.11              $0.83            0.16%
      before expenses)

                                                                           Expenses Paid
                                Beginning Account    Ending Account      During the Period    Annualized
                                      Value               Value          January 1, 2006 -     Expense
  INTERMEDIATE LONG HORIZON      January 1, 2006      June 30, 2006     June 30, 2006(1)(2)    Ratio(1)
           Actual                    $1,000             $1,019.40              $0.83            0.17%
        Hypothetical
      (5% annual return              $1,000             $1,024.11              $0.83            0.17%
      before expenses)

                                                                           Expenses Paid
                                Beginning Account    Ending Account      During the Period    Annualized
                                      Value               Value          January 1, 2006 -     Expense
        LONG HORIZON             January 1, 2006      June 30, 2006     June 30, 2006(1)(2)    Ratio(1)
           Actual                    $1,000             $1,024.40              $0.83            0.17%
        Hypothetical
      (5% annual return              $1,000             $1,024.11              $0.83            0.17%
      before expenses)

---------------

(1) These figures exclude fees and expenses of the underlying investments in the Funds Group.

(2) Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, divided by 365, multiplied by 182 (to reflect the one-half year period).

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 2006

                                  (UNAUDITED)

                                                SHORT                      INTERMEDIATE
                                 SHORT       INTERMEDIATE   INTERMEDIATE       LONG           LONG
                                HORIZON        HORIZON        HORIZON        HORIZON        HORIZON
                              ------------   ------------   ------------   ------------   ------------
ASSETS:
Investments in affiliates,
  at cost...................  $156,549,872   $156,520,162   $652,304,882   $570,746,297   $327,111,511
                              ============   ============   ============   ============   ============
Investments in affiliates,
  at value (Notes 1 and
  2)........................  $153,916,163   $159,187,918   $679,146,659   $635,417,674   $373,094,064
Receivable for Fund shares
  sold......................       391,258        226,079      1,293,230      3,186,844      1,246,237
Receivable for investments
  sold......................       160,163        237,684             --        240,394             --
Cash........................            99             28             --            136             28
                              ------------   ------------   ------------   ------------   ------------
Total assets................   154,467,683    159,651,709    680,439,889    638,845,048    374,340,329
                              ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payable for Fund shares
  redeemed..................       551,421        463,763      1,256,525      3,427,238      1,230,862
Payable for investments
  purchased.................            --             --         36,705             --         15,375
Accrued investment advisory
  fee.......................        12,929         13,628         57,000         53,836         32,413
                              ------------   ------------   ------------   ------------   ------------
Total liabilities...........       564,350        477,391      1,350,230      3,481,074      1,278,650
                              ------------   ------------   ------------   ------------   ------------
NET ASSETS..................  $153,903,333   $159,174,318   $679,089,659   $635,363,974   $373,061,679
                              ============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital.............  $157,213,710   $156,155,597   $650,123,577   $574,980,995   $324,495,578
Undistributed (accumulated)
  net investment income
  (loss)....................        (5,055)        (5,350)       (25,580)       (26,564)       (15,533)
Undistributed (accumulated)
  net realized gains
  (losses)..................      (671,613)       356,315      2,149,885     (4,261,834)     2,599,081
Net unrealized appreciation
  (depreciation) on
  investments...............    (2,633,709)     2,667,756     26,841,777     64,671,377     45,982,553
                              ------------   ------------   ------------   ------------   ------------
NET ASSETS..................  $153,903,333   $159,174,318   $679,089,659   $635,363,974   $373,061,679
                              ============   ============   ============   ============   ============
OUTSTANDING SHARES, $0.00001
  PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES
  OF BENEFICIAL INTEREST
  AUTHORIZED................    14,588,336     16,210,555     58,495,076     50,964,011     33,821,748
                              ============   ============   ============   ============   ============
NET ASSET VALUE PER
  SHARE*....................  $      10.55   $       9.82   $      11.61   $      12.47   $      11.03
                              ============   ============   ============   ============   ============

---------------

* Net asset value per share equals Net assets/Outstanding shares.

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                            STATEMENTS OF OPERATIONS

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                     SHORT                      INTERMEDIATE
                                       SHORT      INTERMEDIATE   INTERMEDIATE       LONG          LONG
                                      HORIZON       HORIZON        HORIZON        HORIZON       HORIZON
                                     ----------   ------------   ------------   ------------   ----------
INVESTMENT INCOME (NOTES 2 AND 3):
Dividend income from affiliated
  investments......................  $2,703,541    $2,342,434    $  7,426,907   $ 5,176,582    $1,904,713
Investment advisory fee............    (132,091)     (137,636)       (550,625)     (544,138)     (334,951)
                                     ----------    ----------    ------------   -----------    ----------
NET INVESTMENT INCOME (LOSS).......   2,571,450     2,204,798       6,876,282     4,632,444     1,569,762
                                     ----------    ----------    ------------   -----------    ----------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS (NOTE 2):
Net realized gains (losses) on
  investments in affiliates........    (412,845)    1,453,920      14,123,772     4,076,788     5,117,604
Change in net unrealized
  appreciation (depreciation) on
  investments in affiliates........  (1,364,576)   (2,079,750)    (12,606,984)    2,623,460     2,140,081
                                     ----------    ----------    ------------   -----------    ----------
Net realized and unrealized gains
  (losses) on investments..........  (1,777,421)     (625,830)      1,516,788     6,700,248     7,257,685
                                     ----------    ----------    ------------   -----------    ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................  $  794,029    $1,578,968    $  8,393,070   $11,332,692    $8,827,447
                                     ==========    ==========    ============   ===========    ==========

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                  SHORT                       INTERMEDIATE
                                   SHORT       INTERMEDIATE   INTERMEDIATE        LONG            LONG
                                  HORIZON        HORIZON         HORIZON         HORIZON         HORIZON
                                ------------   ------------   -------------   -------------   -------------
FROM OPERATIONS:
Net investment income
  (loss)......................  $  2,571,450   $  2,204,798   $   6,876,282   $   4,632,444   $   1,569,762
Net realized gains (losses) on
  investments in affiliates...      (412,845)     1,453,920      14,123,772       4,076,788       5,117,604
Change in net unrealized
  appreciation (depreciation)
  on investments in
  affiliates..................    (1,364,576)    (2,079,750)    (12,606,984)      2,623,460       2,140,081
                                ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net
  assets resulting from
  operations..................       794,029      1,578,968       8,393,070      11,332,692       8,827,447
                                ------------   ------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM (NOTE 2):
Net investment income.........    (2,576,814)    (2,210,951)     (6,901,861)     (4,659,100)     (1,585,296)
                                ------------   ------------   -------------   -------------   -------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Shares sold...................    35,428,755     32,819,659     164,855,165     113,105,342      74,455,712
Shares issued on reinvestment
  of dividends and
  distributions...............     2,576,814      2,210,951       6,901,861       4,659,100       1,585,296
Shares redeemed...............   (46,832,425)   (40,970,397)   (140,188,904)   (132,201,218)   (105,939,348)
                                ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net
  assets resulting from
  capital share
  transactions................    (8,826,856)    (5,939,787)     31,568,122     (14,436,776)    (29,898,340)
                                ------------   ------------   -------------   -------------   -------------
Total increase (decrease) in
  net assets..................   (10,609,641)    (6,571,770)     33,059,331      (7,763,184)    (22,656,189)

NET ASSETS:
Beginning of period...........   164,512,974    165,746,088     646,030,328     643,127,158     395,717,868
                                ------------   ------------   -------------   -------------   -------------
End of period.................  $153,903,333   $159,174,318   $ 679,089,659   $ 635,363,974   $ 373,061,679
                                ============   ============   =============   =============   =============

Shares outstanding beginning
  of period...................    15,419,869     16,828,144      55,919,815      52,209,329      36,616,124
Shares sold...................     3,320,073      3,300,279      13,984,415       8,949,471       6,658,085
Shares issued on reinvestment
  of dividends and
  distributions...............       243,350        224,883         595,753         375,364         145,353
Shares redeemed...............    (4,394,956)    (4,142,751)    (12,004,907)    (10,570,153)     (9,597,814)
                                ------------   ------------   -------------   -------------   -------------
Shares outstanding end of
  period......................    14,588,336     16,210,555      58,495,076      50,964,011      33,821,748
                                ============   ============   =============   =============   =============
Undistributed (accumulated)
  net investment income
  (loss)......................  $     (5,055)  $     (5,350)  $     (25,580)  $     (26,564)  $     (15,533)
                                ============   ============   =============   =============   =============

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                       SHORT                       INTERMEDIATE
                                        SHORT       INTERMEDIATE   INTERMEDIATE        LONG            LONG
                                       HORIZON        HORIZON         HORIZON         HORIZON         HORIZON
                                     ------------   ------------   -------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss).......  $  5,576,902   $  4,736,890   $  16,298,929   $  13,810,953   $   7,094,908
Capital gain distribution earned
  from affiliated investments......       510,363      1,529,757       9,962,511      13,870,493      11,150,888
Net realized gains (losses) on
  investments in affiliates........       436,178        806,805       4,896,873      (3,131,525)     (2,102,805)
Change in net unrealized
  appreciation (depreciation) on
  investments in affiliates........    (2,836,447)    (1,887,574)     (4,469,006)      8,915,273       8,867,706
                                     ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net
  assets resulting from
  operations.......................     3,686,996      5,185,878      26,689,307      33,465,194      25,010,697
                                     ------------   ------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM (NOTE 2):
Net investment income..............    (5,576,593)    (4,754,902)    (16,355,469)    (13,843,479)     (7,101,200)
Net realized gains from investment
  transactions.....................    (1,094,554)    (1,977,210)    (12,757,294)     (3,270,225)     (2,868,356)
                                     ------------   ------------   -------------   -------------   -------------
Total dividends and
  distributions....................    (6,671,147)    (6,732,112)    (29,112,763)    (17,113,704)     (9,969,556)
                                     ------------   ------------   -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Shares sold........................    81,260,968     69,818,471     242,717,996     203,214,414     140,415,761
Shares issued on reinvestment of
  dividends and distributions......     6,671,147      6,732,112      29,112,763      17,113,704       9,969,556
Shares redeemed....................   (76,759,156)   (52,250,234)   (173,452,704)   (188,994,075)   (116,847,364)
                                     ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net
  assets resulting from capital
  share transactions...............    11,172,959     24,300,349      98,378,055      31,334,043      33,537,953
                                     ------------   ------------   -------------   -------------   -------------
Total increase (decrease) in net
  assets...........................     8,188,808     22,754,115      95,954,599      47,685,533      48,579,094

NET ASSETS:
Beginning of year..................   156,324,166    142,991,973     550,075,729     595,441,625     347,138,774
                                     ------------   ------------   -------------   -------------   -------------
End of year........................  $164,512,974   $165,746,088   $ 646,030,328   $ 643,127,158   $ 395,717,868
                                     ============   ============   =============   =============   =============

Shares outstanding beginning of
  year.............................    14,390,345     14,374,172      47,397,272      49,541,988      33,350,586
Shares sold........................     7,515,168      7,043,334      20,970,025      16,947,681      13,489,687
Shares issued on reinvestment of
  dividends and distributions......       620,207        679,789       2,507,906       1,394,714         924,809
Shares redeemed....................    (7,105,851)    (5,269,151)    (14,955,388)    (15,675,054)    (11,148,958)
                                     ------------   ------------   -------------   -------------   -------------
Shares outstanding end of year.....    15,419,869     16,828,144      55,919,815      52,209,329      36,616,124
                                     ============   ============   =============   =============   =============
Undistributed (accumulated) net
  investment income (loss).........  $        309   $        803   $          (1)  $          92   $           1
                                     ============   ============   =============   =============   =============

                       See notes to financial statements.

                    SHORT HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 SHARES                                                                      VALUE
 ------                                                                   ------------
            INVESTMENTS
6,774,460   Diversified Investors Funds Group -- Core Bond Fund.........  $ 81,699,984
  210,824   Diversified Investors Funds Group -- Equity Growth Fund.....     4,155,336
   78,493   Diversified Investors Funds Group -- Growth & Income Fund...     1,611,466
3,626,600   Diversified Investors Funds Group -- High Quality Bond
              Fund......................................................    40,835,515
1,445,509   Diversified Investors Funds Group -- High Yield Bond Fund...    13,529,966
  125,692   Diversified Investors Funds Group -- International Equity
              Fund......................................................     2,159,390
   48,168   Diversified Investors Funds Group -- Mid-Cap Growth Fund....       536,105
   56,123   Diversified Investors Funds Group -- Mid-Cap Value Fund.....       817,717
  302,037   Diversified Investors Funds Group -- Money Market Fund......     3,214,491
   24,346   Diversified Investors Funds Group -- Small-Cap Growth
              Fund......................................................       360,559
   29,686   Diversified Investors Funds Group -- Small-Cap Value Fund...       379,381
   14,526   Diversified Investors Funds Group -- Special Equity Fund....       371,428
  170,612   Diversified Investors Funds Group -- Value & Income Fund....     4,244,825
                                                                          ------------
            Total Investments -- 100.0% (Cost $156,549,872).............   153,916,163
            Liabilities less other assets -- (0.0%).....................       (12,830)
                                                                          ------------
            NET ASSETS -- 100.0%........................................  $153,903,333
                                                                          ============

The aggregate cost of investments for federal income tax purposes at June 30, 2006 is
$156,549,872.

The following amounts are based on cost for federal income tax purposes:

            Gross unrealized appreciation...............................  $  2,807,284
            Gross unrealized depreciation...............................    (5,440,993)
                                                                          ------------
            Net unrealized depreciation.................................  $ (2,633,709)
                                                                          ============

                       See notes to financial statements.

              SHORT INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 SHARES                                                                      VALUE
 ------                                                                   ------------
            INVESTMENTS
5,496,876   Diversified Investors Funds Group -- Core Bond Fund.........  $ 66,292,328
  663,085   Diversified Investors Funds Group -- Equity Growth Fund.....    13,069,411
  246,903   Diversified Investors Funds Group -- Growth & Income Fund...     5,068,922
2,942,687   Diversified Investors Funds Group -- High Quality Bond
              Fund......................................................    33,134,661
1,172,624   Diversified Investors Funds Group -- High Yield Bond Fund...    10,975,759
  394,831   Diversified Investors Funds Group -- International Equity
              Fund......................................................     6,783,204
  151,223   Diversified Investors Funds Group -- Mid-Cap Growth Fund....     1,683,110
  176,529   Diversified Investors Funds Group -- Mid-Cap Value Fund.....     2,572,023
  259,560   Diversified Investors Funds Group -- Money Market Fund......     2,762,416
   76,432   Diversified Investors Funds Group -- Small-Cap Growth
              Fund......................................................     1,131,965
   93,295   Diversified Investors Funds Group -- Small-Cap Value Fund...     1,192,314
   45,636   Diversified Investors Funds Group -- Special Equity Fund....     1,166,915
  536,772   Diversified Investors Funds Group -- Value & Income Fund....    13,354,890
                                                                          ------------
            Total Investments -- 100.0% (Cost $156,520,162).............   159,187,918
            Liabilities less other assets -- (0.0%).....................       (13,600)
                                                                          ------------
            NET ASSETS -- 100.0%........................................  $159,174,318
                                                                          ============

The aggregate cost of investments for federal income tax purposes at June 30, 2006 is
$156,520,162.

The following amounts are based on cost for federal income tax purposes:

            Gross unrealized appreciation...............................  $  6,167,074
            Gross unrealized depreciation...............................    (3,499,318)
                                                                          ------------
            Net unrealized appreciation.................................  $  2,667,756
                                                                          ============

                       See notes to financial statements.

                 INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                                                      VALUE
  ------                                                                   ------------
             INVESTMENTS
16,687,863   Diversified Investors Funds Group -- Core Bond Fund.........  $201,255,630
 4,765,756   Diversified Investors Funds Group -- Equity Growth Fund.....    93,933,052
 1,774,083   Diversified Investors Funds Group -- Growth & Income Fund...    36,421,918
 8,933,975   Diversified Investors Funds Group -- High Quality Bond
               Fund......................................................   100,596,560
 3,561,016   Diversified Investors Funds Group -- High Yield Bond Fund...    33,331,105
 2,842,623   Diversified Investors Funds Group -- International Equity
               Fund......................................................    48,836,262
 1,090,485   Diversified Investors Funds Group -- Mid-Cap Growth Fund....    12,137,097
 1,268,299   Diversified Investors Funds Group -- Mid-Cap Value Fund.....    18,479,111
 1,229,472   Diversified Investors Funds Group -- Money Market Fund......    13,084,899
   550,789   Diversified Investors Funds Group -- Small-Cap Growth
               Fund......................................................     8,157,178
   671,222   Diversified Investors Funds Group -- Small-Cap Value Fund...     8,578,214
   328,464   Diversified Investors Funds Group -- Special Equity Fund....     8,398,824
 3,855,981   Diversified Investors Funds Group -- Value & Income Fund....    95,936,809
                                                                           ------------
             Total Investments -- 100.0% (Cost $652,304,882).............   679,146,659
             Liabilities less other assets -- (0.0%).....................       (57,000)
                                                                           ------------
             NET ASSETS -- 100.0%........................................  $679,089,659
                                                                           ============



The aggregate cost of investments for federal income tax purposes at June 30, 2006 is
$652,304,882.



The following amounts are based on cost for federal income tax purposes:



             Gross unrealized appreciation...............................  $ 36,593,834
             Gross unrealized depreciation...............................    (9,752,057)
                                                                           ------------
             Net unrealized appreciation.................................  $ 26,841,777
                                                                           ============

                       See notes to financial statements.

              INTERMEDIATE LONG HORIZON STRATEGIC ALLOCATION FUND
                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006
                                  (UNAUDITED)

 SHARES                                                                      VALUE
 ------                                                                   ------------
            INVESTMENTS
9,219,498   Diversified Investors Funds Group -- Core Bond Fund.........  $111,187,152
6,306,227   Diversified Investors Funds Group -- Equity Growth Fund.....   124,295,725
2,348,141   Diversified Investors Funds Group -- Growth & Income Fund...    48,207,345
4,936,158   Diversified Investors Funds Group -- High Quality Bond
              Fund......................................................    55,581,138
1,966,986   Diversified Investors Funds Group -- High Yield Bond Fund...    18,410,988
3,755,647   Diversified Investors Funds Group -- International Equity
              Fund......................................................    64,522,013
1,439,300   Diversified Investors Funds Group -- Mid-Cap Growth Fund....    16,019,409
1,678,826   Diversified Investors Funds Group -- Mid-Cap Value Fund.....    24,460,489
1,176,226   Diversified Investors Funds Group -- Money Market Fund......    12,518,217
  727,354   Diversified Investors Funds Group -- Small-Cap Growth
              Fund......................................................    10,772,108
  887,519   Diversified Investors Funds Group -- Small-Cap Value Fund...    11,342,496
  434,192   Diversified Investors Funds Group -- Special Equity Fund....    11,102,294
5,104,433   Diversified Investors Funds Group -- Value & Income Fund....   126,998,300
                                                                          ------------
            Total Investments -- 100.0% (Cost $570,746,297).............   635,417,674
            Liabilities less other assets -- (0.0%).....................       (53,700)
                                                                          ------------
            NET ASSETS -- 100.0%........................................  $635,363,974
                                                                          ============

The aggregate cost of investments for federal income tax purposes at June 30, 2006 is
$570,746,297.

The following amounts are based on cost for federal income tax purposes:

            Gross unrealized appreciation...............................  $ 70,562,913
            Gross unrealized depreciation...............................    (5,891,536)
                                                                          ------------
            Net unrealized appreciation.................................  $ 64,671,377
                                                                          ============

                       See notes to financial statements.

                     LONG HORIZON STRATEGIC ALLOCATION FUND
                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006
                                  (UNAUDITED)

 SHARES                                                                      VALUE
 ------                                                                   ------------
            INVESTMENTS
1,623,219   Diversified Investors Funds Group -- Core Bond Fund.........  $ 19,576,020
4,998,881   Diversified Investors Funds Group -- Equity Growth Fund.....    98,527,937
1,861,338   Diversified Investors Funds Group -- Growth & Income Fund...    38,213,277
  181,322   Diversified Investors Funds Group -- High Quality Bond
              Fund......................................................     2,041,683
  346,419   Diversified Investors Funds Group -- High Yield Bond Fund...     3,242,480
2,977,804   Diversified Investors Funds Group -- International Equity
              Fund......................................................    51,158,671
1,141,311   Diversified Investors Funds Group -- Mid-Cap Growth Fund....    12,702,787
1,330,758   Diversified Investors Funds Group -- Mid-Cap Value Fund.....    19,389,147
  116,617   Diversified Investors Funds Group -- Money Market Fund......     1,241,115
  576,673   Diversified Investors Funds Group -- Small-Cap Growth
              Fund......................................................     8,540,522
  703,581   Diversified Investors Funds Group -- Small-Cap Value Fund...     8,991,766
  344,223   Diversified Investors Funds Group -- Special Equity Fund....     8,801,776
4,046,097   Diversified Investors Funds Group -- Value & Income Fund....   100,666,883
                                                                          ------------
            Total Investments -- 100.0% (Cost $327,111,511).............   373,094,064
            Liabilities less other assets -- (0.0%).....................       (32,385)
                                                                          ------------
            NET ASSETS -- 100.0%........................................  $373,061,679
                                                                          ============

The aggregate cost of investments for federal income tax purposes at June 30, 2006 is
$327,111,511.

The following amounts are based on cost for federal income tax purposes:

            Gross unrealized appreciation...............................  $ 46,571,357
            Gross unrealized depreciation...............................      (588,804)
                                                                          ------------
            Net unrealized appreciation.................................  $ 45,982,553
                                                                          ============

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                             PORTFOLIO COMPOSITION

                                 JUNE 30, 2006

                                  (UNAUDITED)

The following charts summarize the portfolio composition of each Fund by asset type.

SHORT HORIZON STRATEGIC ALLOCATION FUND
Money Market Funds..........................................      2.1%
Fixed Income Funds..........................................     88.4
Domestic Equity Funds.......................................      8.1
International Equity Funds..................................      1.4
Liabilities less other assets...............................     (0.0)*
                                                                -----
                                                                100.0%
                                                                =====
SHORT INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
Money Market Funds..........................................      1.7%
Fixed Income Funds..........................................     69.4
Domestic Equity Funds.......................................     24.6
International Equity Funds..................................      4.3
Liabilities less other assets...............................     (0.0)*
                                                                -----
                                                                100.0%
                                                                =====
INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
Money Market Funds..........................................      1.9%
Fixed Income Funds..........................................     49.4
Domestic Equity Funds.......................................     41.5
International Equity Funds..................................      7.2
Liabilities less other assets...............................     (0.0)*
                                                                -----
                                                                100.0%
                                                                =====
INTERMEDIATE LONG HORIZON STRATEGIC ALLOCATION FUND
Money Market Funds..........................................      2.0%
Fixed Income Funds..........................................     29.1
Domestic Equity Funds.......................................     58.7
International Equity Funds..................................     10.2
Liabilities less other assets...............................     (0.0)*
                                                                -----
                                                                100.0%
                                                                =====
LONG HORIZON STRATEGIC ALLOCATION FUND
Money Market Funds..........................................      0.3%
Fixed Income Funds..........................................      6.7
Domestic Equity Funds.......................................     79.3
International Equity Funds..................................     13.7
Liabilities less other assets...............................     (0.0)*
                                                                -----
                                                                100.0%
                                                                =====

---------------

* Less than 0.05%.

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. ORGANIZATION

The Diversified Investors Funds Group II (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is composed of twenty-four different series that are, in effect, separate investment funds. Five of the series are doing business as the Diversified Investors Strategic Allocation Funds, which are non-diversified open-end management companies as defined by the 1940 Act, and are presented herein: Short Horizon Strategic Allocation Fund ("Short Horizon"), Short Intermediate Horizon Strategic Allocation Fund ("Short Intermediate Horizon"), Intermediate Horizon Strategic Allocation Fund ("Intermediate Horizon"), Intermediate Long Horizon Strategic Allocation Fund ("Intermediate Long Horizon"), and Long Horizon Strategic Allocation Fund ("Long Horizon") (individually, a "Fund" and collectively, the "Funds"). The Trust established and designated Short Horizon, Intermediate Horizon, and Intermediate Long Horizon as separate series on April 15, 1996. Short Intermediate Horizon and Long Horizon were established and designated as separate series on May 1, 1998. Each Fund seeks to achieve its investment objective by investing all of its investable assets among the Diversified Investors Funds Group (the "Funds Group"). The Funds Group is an open-end management investment company registered under the 1940 Act (that has the same investment advisor as the Funds). The financial statements of the Funds Group accompany this report.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. INVESTMENT VALUATION:

The value of any Fund's investment in a corresponding Fund of the Funds Group is valued at the net asset value per share of each Fund determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date.

     B. INVESTMENT INCOME:

Income and capital gain distributions earned are recorded on the ex-dividend date.

     C. DIVIDENDS AND DISTRIBUTIONS:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional full and fractional shares.

     D. FEDERAL INCOME TAXES:

Each Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Funds had no available capital loss carryforwards at December 31, 2005. If the Funds had any, they would be used to offset future realized capital gains.

     E. OPERATING EXPENSES:

The Trust accounts separately for the assets, liabilities and operations of each Fund. Each Fund will indirectly bear its share of fees and expenses incurred by the Funds Group.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     F. OTHER:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an Advisory Agreement with Diversified Investment Advisors, Inc. (the "Advisor"), an indirect, wholly-owned subsidiary of AEGON USA, Inc., ("AEGON") under which the Advisor provides general investment advice to each Fund. AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group. For providing these services, facilities and for bearing the related expenses, the Advisor receives a monthly fee from each Fund, which is accrued daily and payable monthly, at an annual rate equal to 0.10% of each Fund's average daily net assets. From the period January 1, 2006 to April 30, 2006, the annual rate was equal to 0.20% of each Fund's average daily net assets. The Advisor is also the Advisor to the Funds Group. Accordingly, the net asset values of the Funds Group will reflect the administration fee and other expenses paid to the Advisor, as well as other fees paid to the Advisor's affiliate.

Certain trustees and officers of the Trust are also directors/trustees, officers or employees of the Advisor or its affiliates, including the Funds Group and Diversified Investors Portfolios. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust's officers receive compensation from the Funds. The independent trustees are also trustees of the affiliated funds for which they receive fees.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and proceeds from sales for the period ended June 30, 2006 were as follows:

                                                                COST OF        PROCEEDS
                                                               PURCHASES      FROM SALES
                                                              ------------   ------------
Short Horizon...............................................  $ 70,536,013   $ 79,382,077
Short Intermediate Horizon..................................    74,601,943     80,561,506
Intermediate Horizon........................................   375,539,037    344,046,186
Intermediate Long Horizon...................................   288,282,044    302,797,945
Long Horizon................................................   211,654,829    241,601,985

For a detailed description of each Fund's purchases and sales, refer to Note 10.

5. LEGAL AND REGULATORY MATTERS

Diversified Investors Securities Corp. ("DISC") is the distributor for each of the Funds and a subsidiary of the Series Portfolio's investment advisor, Diversified Investment Advisors, Inc. ("DIA").

On February 18, 2005, DISC was notified by NASD Staff that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  (UNAUDITED)

5. LEGAL AND REGULATORY MATTERS (CONTINUED)

through October 24, 2003. The settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million;
(iii) restitution of approximately $949,011 to the Diversified International Equity Fund for losses attributable to the trading described in the AWC; and
(iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing. The restitution payment of $949,011 referred to above was made on February 14, 2006.

DISC and DIA have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request.

Although it is not anticipated that these developments will have an adverse effect on the Funds, there can be no assurance at this time.

6. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. PROXY VOTING POLICIES AND PROCEDURES

Since each Fund invests all its assets among the Funds Group, which, in turn, invests all its assets in a corresponding portfolio of Diversified Investors Portfolios ("Portfolios"), the Funds themselves do not vote on proxies. A description of the proxy voting policies and procedures for the Portfolios is included in the Statement of Additional Information ("SAI"), which is available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Advisor's website at www.divinvest.com (Click on the icon for Participants, then click on Fund Information, choose Investment Funds, click on a Fund, then click on the Fund Information tab) or (iii) on the SEC's website at www.sec.gov. In addition, the Portfolios are required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Portfolios' filing for the twelve months ended June 30, 2006, is available without charge, upon request.

8. QUARTERLY PORTFOLIOS

The Funds will file their portfolios of investments for the first and third quarters (March 31 and September 30, respectively) with the SEC by May 30 and November 29, respectively, each year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-800-755-5803.

Form N-Q for the corresponding Portfolios is also available without charge on the SEC website or by calling 1-800-755-5803. It may also be reviewed and copied at the SEC's Public Reference Room.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

9. FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for the period/year:

                                     INCOME (LOSS) FROM
                                    INVESTMENT OPERATIONS                            DIVIDENDS AND DISTRIBUTIONS FROM
                                 ---------------------------                     ----------------------------------------
                                               NET REALIZED
                   NET ASSET        NET            AND              TOTAL
    FOR THE          VALUE,      INVESTMENT     UNREALIZED      INCOME (LOSS)       NET        NET REALIZED       TAX
  PERIOD/YEAR     BEGINNING OF     INCOME     GAINS (LOSSES)   FROM INVESTMENT   INVESTMENT   CAPITAL GAINS    RETURN OF
     ENDED        PERIOD/YEAR    (LOSS)(A)    ON INVESTMENTS     OPERATIONS        INCOME     ON INVESTMENTS   CAPITAL(B)
  -----------     ------------   ----------   --------------   ---------------   ----------   --------------   ----------
SHORT HORIZON
06/30/2006(1)        $10.67        $0.17          $(0.12)           $0.05          $(0.17)        $   --         $   --
12/31/2005            10.86         0.36           (0.11)            0.25           (0.37)         (0.07)            --
12/31/2004            10.85         0.38            0.07             0.45           (0.39)         (0.05)            --
12/31/2003            10.65         0.37            0.33             0.70           (0.38)         (0.12)            --
12/31/2002            10.71         0.45           (0.08)            0.37           (0.43)         (0.00)*        (0.00)*
12/31/2001            10.70         0.56           (0.02)            0.54           (0.53)         (0.00)*        (0.00)*
SHORT INTERMEDIATE HORIZON
06/30/2006(1)          9.85         0.13           (0.03)            0.10           (0.13)            --             --
12/31/2005             9.95         0.30            0.02             0.32           (0.30)         (0.12)            --
12/31/2004             9.63         0.28            0.31             0.59           (0.27)            --             --
12/31/2003             8.84         0.27            0.78             1.05           (0.26)            --          (0.00)*
12/31/2002             9.38         0.36           (0.55)           (0.19)          (0.35)            --          (0.00)*
12/31/2001             9.74         0.44           (0.38)            0.06           (0.42)            --          (0.00)*
INTERMEDIATE HORIZON
06/30/2006(1)         11.55         0.12            0.06             0.18           (0.12)            --             --
12/31/2005            11.61         0.31            0.17             0.48           (0.30)         (0.24)            --
12/31/2004            11.02         0.26            0.58             0.84           (0.25)            --             --
12/31/2003             9.73         0.24            1.28             1.52           (0.23)            --          (0.00)*
12/31/2002            10.85         0.30           (1.13)           (0.83)          (0.29)            --          (0.00)*
12/31/2001            11.52         0.36           (0.67)           (0.31)          (0.35)         (0.01)         (0.00)*
INTERMEDIATE LONG HORIZON
06/30/2006(1)         12.32         0.09            0.15             0.24           (0.09)            --             --
12/31/2005            12.02         0.27            0.36             0.63           (0.27)         (0.06)            --
12/31/2004            11.14         0.20            0.87             1.07           (0.19)            --             --
12/31/2003             9.39         0.18            1.74             1.92           (0.17)            --          (0.00)*
12/31/2002            10.94         0.20           (1.56)           (1.36)          (0.19)            --          (0.00)*
12/31/2001            12.05         0.24           (1.09)           (0.85)          (0.23)         (0.03)         (0.00)*
LONG HORIZON
06/30/2006(1)         10.81         0.04            0.22             0.26           (0.04)            --             --
12/31/2005            10.41         0.20            0.48             0.68           (0.20)         (0.08)            --
12/31/2004             9.46         0.12            0.94             1.06           (0.11)            --             --
12/31/2003             7.66         0.09            1.80             1.89           (0.09)            --          (0.00)*
12/31/2002             9.62         0.03           (1.96)           (1.93)          (0.03)            --          (0.00)*
12/31/2001            11.08         0.04           (1.39)           (1.35)          (0.04)         (0.07)         (0.00)*

---------------

(1) Unaudited.

(a) Calculated based upon average shares outstanding.

(b) Results from investment related activity occurring between year end dividend calculation and the fiscal year end.

(c) Ratios exclude expenses incurred by the underlying Funds.

*   Amount rounds to less than one penny per share.

**  Annualized.

                                                 RATIOS TO AVERAGE NET ASSETS
                                                 ----------------------------
              TOTAL        NET ASSET                                 NET
            DIVIDENDS       VALUE,                                INVESTMENT    PORTFOLIO   NET ASSETS,
               AND          END OF      TOTAL                       INCOME      TURNOVER       END OF
          DISTRIBUTIONS   PERIOD/YEAR   RETURN    EXPENSES(C)       (LOSS)        RATE      PERIOD/YEAR
          -------------   -----------   ------    -----------     ----------    ---------   -----------

             $(0.17)        $10.55        0.49%       0.17%**        3.23%**        44%     $153,903,333
              (0.44)         10.67        2.28        0.20           3.36           57       164,512,974
              (0.44)         10.86        4.20        0.20           3.45           50       156,324,166
              (0.50)         10.85        6.61        0.20           3.44          189       135,156,416
              (0.43)         10.65        3.51        0.20           4.22           49        99,801,527
              (0.53)         10.71        5.16        0.20           5.17           55        64,314,524

              (0.13)          9.82        1.02        0.17**         2.65**         45       159,174,318
              (0.42)          9.85        3.23        0.20           3.05           60       165,746,088
              (0.27)          9.95        6.19        0.20           2.93           68       142,991,973
              (0.26)          9.63       12.04        0.20           2.97          127       105,598,622
              (0.35)          8.84       (2.06)       0.20           4.02           48        69,681,833
              (0.42)          9.38        0.66        0.20           4.60           55        52,142,280

              (0.12)         11.61        1.55        0.16**         2.05**         51       679,089,659
              (0.54)         11.55        4.17        0.20           2.72           54       646,030,328
              (0.25)         11.61        7.70        0.20           2.34           45       550,075,729
              (0.23)         11.02       15.75        0.20           2.32          216       440,757,782
              (0.29)          9.73       (7.71)       0.20           2.96           57       264,612,412
              (0.36)         10.85       (2.64)       0.20           3.23           56       206,358,954

              (0.09)         12.47        1.94        0.17**         1.40**         44       635,363,974
              (0.33)         12.32        5.29        0.20           2.23           46       643,127,158
              (0.19)         12.02        9.71        0.20           1.79           53       595,441,625
              (0.17)         11.14       20.61        0.20           1.80          118       463,741,208
              (0.19)          9.39      (12.53)       0.20           1.94           50       288,039,961
              (0.26)         10.94       (7.00)       0.20           2.13           50       243,742,445

              (0.04)         11.03        2.44        0.17**         0.78**         53       373,061,679
              (0.28)         10.81        6.52        0.20           1.91           47       395,717,868
              (0.11)         10.41       11.29        0.20           1.24           50       347,138,774
              (0.09)          9.46       24.70        0.20           1.11          132       253,400,590
              (0.03)          7.66      (20.06)       0.20           0.40           43       145,748,617
              (0.11)          9.62      (12.19)       0.20           0.39           52       122,367,492

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  (UNAUDITED)

10. INVESTMENTS IN AFFILIATES

The market value of investments in affiliates (as defined in the Investment Company Act of 1940, "Affiliated Companies" are those in which the Trust is under common control with an affiliated entity) at June 30, 2006 totaled $153,916,163, $159,187,918, $679,146,659, $635,417,674, and $373,094,064, for
Short Horizon, Short Intermediate Horizon, Intermediate Horizon, Intermediate Long Horizon and Long Horizon, respectively.

Affiliates and the gain/(loss) from sales of affiliates are as follows:

                                    BEGINNING      SHARES       SHARES       ENDING       PURCHASE                    GAIN (LOSS)
                                      SHARES     PURCHASED       SOLD        SHARES         COST        SALE COST      ON SALES
                                    ----------   ----------   ----------   ----------   ------------   ------------   -----------
SHORT HORIZON
-------------
INVESTMENTS:

Diversified Investors Funds
  Group --
  Core Bond Fund..................   7,191,645      616,964    1,034,149    6,774,460   $  7,552,609   $ 13,492,798   $  (890,419)
Diversified Investors Funds
  Group --
  Equity Growth Fund..............     234,814       11,747       35,737      210,824        239,895        572,371       153,410
Diversified Investors Funds
  Group --
  Growth & Income Fund............     101,176        4,612       27,295       78,493         96,147        424,379       149,959
Diversified Investors Funds
  Group --
  High Quality Bond Fund..........   3,866,135      703,707      943,242    3,626,600      7,981,155     11,143,790      (458,416)
Diversified Investors Funds
  Group --
  High Yield Bond Fund............   1,591,414      144,556      290,461    1,445,509      1,365,069      2,680,346        65,598
Diversified Investors Funds
  Group --
  International Equity Fund.......     155,770        6,756       36,834      125,692        113,984        397,938       238,199
Diversified Investors Funds
  Group --
  Mid-Cap Growth Fund.............      42,274       13,362        7,468       48,168        159,234         72,441        12,197
Diversified Investors Funds
  Group --
  Mid-Cap Value Fund..............      46,072       17,034        6,983       56,123        255,860         86,798        12,745
Diversified Investors Funds
  Group --
  Money Market Fund...............      93,884    4,900,522    4,692,369      302,037     52,251,765     50,043,429       (10,591)
Diversified Investors Funds
  Group --
  Small-Cap Growth Fund...........      22,045        6,112        3,811       24,346         99,109         55,151         2,727
Diversified Investors Funds
  Group --
  Small-Cap Value Fund............      25,975        7,727        4,016       29,686        103,187         48,042         3,168
Diversified Investors Funds
  Group --
  Special Equity Fund.............      12,971        3,651        2,096       14,526         99,380         50,586         3,289
Diversified Investors Funds
  Group --
  Value & Income Fund.............     203,162        8,825       41,375      170,612        218,619        726,853       305,289
                                                                                        ------------   ------------   -----------
                                                                                        $ 70,536,013   $ 79,794,922   $  (412,845)
                                                                                        ============   ============   ===========

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  (UNAUDITED)

10. INVESTMENTS IN AFFILIATES (CONTINUED)


Affiliates and the gain/(loss) from sales of affiliates are as follows:


                                    BEGINNING      SHARES       SHARES       ENDING       PURCHASE                    GAIN (LOSS)
                                      SHARES     PURCHASED       SOLD        SHARES         COST        SALE COST      ON SALES
                                    ----------   ----------   ----------   ----------   ------------   ------------   -----------
SHORT INTERMEDIATE HORIZON
--------------------------
INVESTMENTS:

Diversified Investors Funds
  Group --
  Core Bond Fund..................   5,664,566      484,140      651,830    5,496,876   $  5,899,608   $  8,066,056   $  (181,138)
Diversified Investors Funds
  Group --
  Equity Growth Fund..............     714,652       56,317      107,884      663,085      1,150,456      1,685,609       486,120
Diversified Investors Funds
  Group --
  Growth & Income Fund............     306,434       20,158       79,689      246,903        419,726      1,397,068       277,959
Diversified Investors Funds
  Group --
  High Quality Bond Fund..........   2,878,827      906,780      842,920    2,942,687     10,279,550     10,051,352      (507,156)
Diversified Investors Funds
  Group --
  High Yield Bond Fund............   1,250,697      123,595      201,668    1,172,624      1,163,605      1,750,125       148,085
Diversified Investors Funds
  Group --
  International Equity Fund.......     479,620       34,429      119,218      394,831        581,963      1,398,013       669,247
Diversified Investors Funds
  Group --
  Mid-Cap Growth Fund.............     130,535       41,175       20,487      151,223        488,809        198,726        26,520
Diversified Investors Funds
  Group --
  Mid-Cap Value Fund..............     139,864       56,022       19,357      176,529        838,664        240,616        34,322
Diversified Investors Funds
  Group --
  Money Market Fund...............     215,579    4,860,037    4,816,056      259,560     51,760,500     51,290,235        (3,423)
Diversified Investors Funds
  Group --
  Small-Cap Growth Fund...........      65,726       19,648        8,942       76,432        316,696        129,391         1,391
Diversified Investors Funds
  Group --
  Small-Cap Value Fund............      79,392       24,733       10,830       93,295        328,935        129,527         5,433
Diversified Investors Funds
  Group --
  Special Equity Fund.............      39,608       11,804        5,776       45,636        319,887        139,428         6,351
Diversified Investors Funds
  Group --
  Value & Income Fund.............     618,478       42,571      124,277      536,772      1,053,544      2,631,440       490,209
                                                                                        ------------   ------------   -----------
                                                                                        $ 74,601,943   $ 79,107,586   $ 1,453,920
                                                                                        ============   ============   ===========

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  (UNAUDITED)

10. INVESTMENTS IN AFFILIATES (CONTINUED)


Affiliates and the gain/(loss) from sales of affiliates are as follows:


                                    BEGINNING      SHARES       SHARES       ENDING       PURCHASE                    GAIN (LOSS)
                                      SHARES     PURCHASED       SOLD        SHARES         COST        SALE COST      ON SALES
                                    ----------   ----------   ----------   ----------   ------------   ------------   -----------
INTERMEDIATE HORIZON
--------------------
INVESTMENTS:

Diversified Investors Funds
  Group --
  Core Bond Fund..................  15,842,003    2,761,309    1,915,449   16,687,863   $ 33,659,808   $ 24,461,442   $(1,179,608)
Diversified Investors Funds
  Group --
  Equity Growth Fund..............   4,667,310      771,238      672,792    4,765,756     15,726,353     10,640,668     2,844,169
Diversified Investors Funds
  Group --
  Growth & Income Fund............   2,000,665      314,183      540,765    1,774,083      6,561,324      8,699,333     2,654,389
Diversified Investors Funds
  Group --
  High Quality Bond Fund..........   8,419,522    2,922,113    2,407,660    8,933,975     33,127,056     28,555,562    (1,251,317)
Diversified Investors Funds
  Group --
  High Yield Bond Fund............   3,498,054      667,394      604,432    3,561,016      6,327,096      5,053,128       664,064
Diversified Investors Funds
  Group --
  International Equity Fund.......   3,129,692      488,840      775,909    2,842,623      8,453,581      8,154,983     5,265,226
Diversified Investors Funds
  Group --
  Mid-Cap Growth Fund.............     847,949      404,635      162,099    1,090,485      4,774,189      1,412,310       398,074
Diversified Investors Funds
  Group --
  Mid-Cap Value Fund..............     915,802      506,462      153,965    1,268,299      7,557,339      1,608,166       587,200
Diversified Investors Funds
  Group --
  Money Market Fund...............      75,754   21,989,082   20,835,364    1,229,472    234,367,420    222,100,794        15,030
Diversified Investors Funds
  Group --
  Small-Cap Growth Fund...........     424,568      197,756       71,535      550,789      3,171,270        863,271       205,299
Diversified Investors Funds
  Group --
  Small-Cap Value Fund............     512,841      245,602       87,221      671,222      3,256,553        847,149       255,573
Diversified Investors Funds
  Group --
  Special Equity Fund.............     255,849      117,681       45,066      328,464      3,175,935        727,825       421,212
Diversified Investors Funds
  Group --
  Value & Income Fund.............   4,039,525      617,236      800,780    3,855,981     15,381,113     16,797,783     3,244,461
                                                                                        ------------   ------------   -----------
                                                                                        $375,539,037   $329,922,414   $14,123,772
                                                                                        ============   ============   ===========

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  (UNAUDITED)

10. INVESTMENTS IN AFFILIATES (CONTINUED)


Affiliates and the gain/(loss) from sales of affiliates are as follows:


                                    BEGINNING      SHARES       SHARES       ENDING       PURCHASE                    GAIN (LOSS)
                                      SHARES     PURCHASED       SOLD        SHARES         COST        SALE COST      ON SALES
                                    ----------   ----------   ----------   ----------   ------------   ------------   -----------
INTERMEDIATE LONG HORIZON
-------------------------
INVESTMENTS:


Diversified Investors Funds
  Group --
  Core Bond Fund..................   9,477,192      773,231    1,030,925    9,219,498   $  9,443,874   $ 13,324,427   $  (822,178)
Diversified Investors Funds
  Group --
  Equity Growth Fund..............   6,507,115      484,085      684,973    6,306,227     10,010,763     12,767,926     1,004,993
Diversified Investors Funds
  Group --
  Growth & Income Fund............   2,791,002      179,469      622,330    2,348,141      3,764,248     14,649,400    (1,554,928)
Diversified Investors Funds
  Group --
  High Quality Bond Fund..........   4,999,589    2,532,042    2,595,473    4,936,158     28,742,736     30,764,221    (1,313,614)
Diversified Investors Funds
  Group --
  High Yield Bond Fund............   2,097,176      219,710      349,900    1,966,986      2,076,296      3,013,451       287,789
Diversified Investors Funds
  Group --
  International Equity Fund.......   4,313,293      336,290      893,936    3,755,647      5,776,319     14,896,327       672,377
Diversified Investors Funds
  Group --
  Mid-Cap Growth Fund.............   1,182,217      407,919      150,836    1,439,300      4,878,333      1,284,346       384,529
Diversified Investors Funds
  Group --
  Mid-Cap Value Fund..............   1,266,323      558,470      145,967    1,678,826      8,377,127      1,512,231       559,876
Diversified Investors Funds
  Group --
  Money Market Fund...............     191,512   18,294,541   17,309,827    1,176,226    194,842,271    184,373,896        (8,408)
Diversified Investors Funds
  Group --
  Small-Cap Growth Fund...........     606,469      195,414       74,529      727,354      3,174,229        903,050       196,105
Diversified Investors Funds
  Group --
  Small-Cap Value Fund............     714,407      249,571       76,459      887,519      3,336,550        747,089       205,684
Diversified Investors Funds
  Group --
  Special Equity Fund.............     356,852      119,633       42,293      434,192      3,260,689        640,319       428,114
Diversified Investors Funds
  Group --
  Value & Income Fund.............   5,631,713      426,244      953,524    5,104,433     10,598,609     19,844,474     4,036,449
                                                                                        ------------   ------------   -----------
                                                                                        $288,282,044   $298,721,157   $ 4,076,788
                                                                                        ============   ============   ===========

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  (UNAUDITED)

10. INVESTMENTS IN AFFILIATES (CONTINUED)


Affiliates and the gain/(loss) from sales of affiliates are as follows:


                                    BEGINNING      SHARES       SHARES       ENDING       PURCHASE                    GAIN (LOSS)
                                      SHARES     PURCHASED       SOLD        SHARES         COST        SALE COST      ON SALES
                                    ----------   ----------   ----------   ----------   ------------   ------------   -----------
LONG HORIZON
-------------
INVESTMENTS:

Diversified Investors Funds
  Group --
  Core Bond Fund..................   1,978,968      418,776      774,525    1,623,219   $  5,152,102   $  9,876,127   $  (410,128)
Diversified Investors Funds
  Group --
  Equity Growth Fund..............   5,225,943      396,005      623,067    4,998,881      8,172,002     11,487,076     1,096,774
Diversified Investors Funds
  Group --
  Growth & Income Fund............   2,247,712      168,734      555,108    1,861,338      3,535,028     12,051,830      (380,341)
Diversified Investors Funds
  Group --
  High Quality Bond Fund..........     411,324    1,479,480    1,709,482      181,322     16,783,193     19,425,539      (102,721)
Diversified Investors Funds
  Group --
  High Yield Bond Fund............     437,391       44,123      135,095      346,419        416,926      1,207,366        72,958
Diversified Investors Funds
  Group --
  International Equity Fund.......   3,554,299      276,000      852,495    2,977,804      4,704,289     14,646,292       (15,016)
Diversified Investors Funds
  Group --
  Mid-Cap Growth Fund.............     955,871      344,584      159,144    1,141,311      4,112,852      1,349,078       440,643
Diversified Investors Funds
  Group --
  Mid-Cap Value Fund..............   1,025,088      452,577      146,907    1,330,758      6,781,804      1,521,566       563,482
Diversified Investors Funds
  Group --
  Money Market Fund...............      94,633   13,638,773   13,616,789      116,617    145,271,837    145,036,365        (3,966)
Diversified Investors Funds
  Group --
  Small-Cap Growth Fund...........     478,765      166,563       68,655      576,673      2,700,283        837,069       188,887
Diversified Investors Funds
  Group --
  Small-Cap Value Fund............     576,168      208,868       81,455      703,581      2,788,335        797,345       231,563
Diversified Investors Funds
  Group --
  Special Equity Fund.............     288,484       95,250       39,511      344,223      2,597,599        625,461       383,540
Diversified Investors Funds
  Group --
  Value & Income Fund.............   4,525,808      348,513      828,224    4,046,097      8,638,579     17,623,267     3,051,929
                                                                                        ------------   ------------   -----------
                                                                                        $211,654,829   $236,484,381   $ 5,117,604
                                                                                        ============   ============   ===========

                     DIVERSIFIED INVESTORS FUNDS GROUP AND

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                   APPROVAL OF INVESTMENT ADVISORY CONTRACTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

Diversified Investment Advisors, Inc. ("Diversified") manages the assets of (a) each of the Diversified Investors Stock Index Fund and the Diversified Investors Strategic Allocation Funds, and (b) each series of Diversified Investors Portfolios (each, a "Portfolio") pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with the Trust or Diversified Investors Portfolios, as the case may be. For each Portfolio, Diversified has entered into an Investment Subadvisory Agreement (each, a "Subadvisory Agreement") with a subadviser.

In approving the continuation of each Diversified Advisory Agreement and each Subadvisory Agreement, the Board, including the independent Trustees, reviewed and considered the advisory fees and total expenses of the Funds. In this regard, the Trustees had reviewed, among other things, comparative fee information with respect to comparable funds. The Trustees reviewed the advisory fees and expense ratios, before and after the advisory and other fee waivers, and compared them to investment advisory fees paid by and expense ratios of other investment companies with similar investment objectives. The Trustees considered that Diversified did not have any non-mutual fund clients to whom advisory services were provided. The Trustees also considered that Diversified had agreed to waive a portion of certain Portfolios' advisory fees, as necessary, to maintain certain "caps" on total expenses (noting that this agreement had been in effect for each of the last four calendar years), and Diversified's agreement to reduce to 0.10% the investment advisory fee for each of the Strategic Allocation Funds. The Trustees also reviewed and considered information relating to the costs of the services provided to the Funds and the resulting profitability to Diversified and the subadvisers of the relationship with the Funds.

The Trustees reviewed and considered information relating to the investment performance of each of the Funds, which was considered in connection with each Fund's total expenses, contractual management fees, and Diversified's (and where provided, the applicable subadviser's) profitability. In reviewing Fund performance, the Trustees considered gross performance results relative to benchmark for the past one- and three-year periods ended December 31, 2005 (except where there was a new subadviser), as well as information regarding net performance in comparison to funds with similar strategies over the same time periods. Performance was also considered in light of the performance of comparable products managed by the subadviser. For Funds managed by multiple subadvisers, the Board considered both individual subadviser performance and the combined performance of each such Fund in recognition of the fact that managers had been selected on the basis of their complementary investment strategies, which would be expected to perform differently under different market conditions.

The Trustees also reviewed extensive information provided by the subadvisers, primarily elicited through questionnaires regarding, among other things: the nature and quality of services provided; legal, regulatory and compliance matters; actual fees paid by Diversified to each subadviser, comparable fees paid to each subadviser and subadviser profitability data; and other practices and developments. The Trustees also noted instances where information was not disclosed by certain subadvisers, considered the reasons such information was withheld and weighed the relative importance of such information among the other data available to the Trustees. In light of Diversified's expertise and the extensive monitoring provided by Diversified, as well as the arms'-length nature of the relationship between Diversified and the subadvisers, the Trustees placed considerable value on Diversified's views regarding the subadvisers.

After requesting and reviewing such information as they deemed necessary (including additional information provided by Diversified in response to inquiries from the Independent Trustees) and after meetings conducted by the independent Trustees without management being present, the Board concluded that each Diversified Advisory Agreement and each sub-advisory agreement was in the best interests of the applicable Fund and its shareholders. The Board based its conclusions, in part, on its observations regarding the performance of and the management fees and total expenses paid by each Fund, some of which observations are summarized below. In reaching this conclusion, the Board noted that this continuation reaffirmed the choice of each investor in each fund, who had decided to invest in a fund overseen by Diversified and managed by the applicable subadviser or subadvisers.

MONEY MARKET FUND. For Diversified Investors Money Market Fund (GE Asset Management, Incorporated as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was below median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

BOND FUNDS. For Diversified Investors High Quality Bond Fund (Merganser Capital Management as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was below median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors Intermediate Government Bond Fund (Allegiance Investment Management as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, but that net performance was below median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe. The Board noted that a subadviser to the underlying portfolio had been terminated in January, 2006 in an effort to improve performance, and determined that it was appropriate to see the impact of that change on the underlying portfolio's performance going forward. The Board determined that while performance had been below the median for the one- and three-year periods, given the recent subadviser change, the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors Core Bond Fund (BlackRock Advisors, Inc. as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors High Yield Bond Fund (Eaton Vance Management as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be at or below the median for the expense universe. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements. The Board noted that the performance of the subadviser continued to be strong (top quartile).

BALANCED FUND. For Diversified Investors Balanced Fund (Goldman Sachs Asset Management, Western Asset Management Company, and Western Asset Management Company Limited as subadvisers), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was below median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe. The Board noted that the two existing subadvisers had been added in May, 2005 in an effort to improve performance, and determined that it was appropriate to continue to monitor the impact of that change on the underlying portfolio's performance going forward. The

Board determined that given the relatively recent subadviser change, the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

STOCK FUNDS. For Diversified Investors Value & Income Fund (AllianceBernstein and TCW Investment Management Company as subadvisers), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be at or below the median for the expense universe. The Board noted that TCW had been added as a subadviser in March, 2005, in an effort to improve performance, and that TCW's performance since its inception with the underlying portfolio had been good. The Board also noted that Alliance's reported profitability was substantial but that Alliance's performance continued to be good. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors Growth & Income Fund (Aronson+Johnson+Ortiz (AJO), Ark Asset Management and Goldman Sachs Asset Management as subadvisers), the Board observed that the subadvisers to the underlying portfolio had been replaced in May, 2004. In addition, the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. The Board noted that Diversified's profitability for the Fund was higher than for others, but that the profitability nonetheless appeared reasonable and Fund performance was good. The Board noted that AJO's reported profitability was substantial but that AJO had strong performance. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe (but less than the average). The Board noted that the change of subadvisers in May, 2004 had improved performance. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors Equity Growth Fund (Ark Asset Management and Marsico Capital Management as subadvisers), the Board observed that one of the advisers to the underlying portfolio had been replaced in September, 2004. Additionally, the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. The Board noted that Marsico had not provided profitability information but had good performance. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe (but less than the average). The Board noted that the change of subadvisers in September, 2004 had improved performance. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors Mid-Cap Value Fund (Cramer, Rosenthal, McGlynn and LSV Asset Management as subadvisers), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be at or below the median for the expense universe. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors Mid-Cap Growth Fund (Columbus Circle Investors as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe (but less than the average). The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors Small-Cap Value Fund (EARNEST Partners as subadviser), the Board noted that EARNEST had replaced the former subadviser in April, 2005 in an effort to improve performance. The Board also noted that gross performance was behind the relevant benchmark for the one- and three-year periods, and that net performance was well below median. The Board found that contractual management fees were above the median for the peer group for the Fund, and that total expenses were above the median for the expense universe. The Board noted that EARNEST had been added as a subadviser relatively recently. In response to the Board's questioning, management confirmed its continued confidence in EARNEST as a subadviser. Accordingly, the Board determined that it was appropriate to continue to monitor the impact of the subadviser change on the underlying portfolio's performance going forward. The Board determined that given the relatively recent subadviser change, the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements, but noted that they would be monitoring performance and fees carefully.

For Diversified Investors Special Equity Fund (Mazama Capital Management, RS Investment Management Co., LLC, EARNEST Partners, Wellington Management Company and INVESCO Institutional (NA), Inc. as subadvisers), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were above the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe. The Board noted that Mazama had replaced a subadviser in March, 2005, in an effort to improve performance, and that Mazama's performance since its inception with the underlying portfolio had been good. The Board also noted that INVESCO's profitability appeared high but that INVESCO's performance continued to be good. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Diversified Investors Small-Cap Growth Fund (Trusco Capital Management as subadviser), the Board noted that Trusco had replaced the former subadviser in December, 2005 in an effort to improve performance. The Board also noted that gross performance was behind the relevant benchmark for the one- and three-year periods, and that net performance was below median for the performance universe for the same periods. The Board found that contractual management fees were above the median for the peer group for the Fund, and that total expenses were above the median for the expense universe. The Board noted that Trusco had been added as a subadviser recently, and that management had confirmed its continued confidence in Trusco as a subadviser despite somewhat disappointing short-term results. Accordingly, the Board determined that it was appropriate to continue to monitor the impact of the subadviser change on the underlying portfolio's performance going forward. The Board determined that given the recent subadviser change, the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements, but stated that they would be monitoring performance and fees carefully.

*Subsequent event. Effective July 24, 2006, Diversified Investment Advisors, Inc. terminated its Investment Subadvisory Agreement with Trusco Capital Management, Inc. with respect to the Small-Cap Growth Fund and entered into an Interim Investment Subadvisory Agreement with Perimeter Capital Partners LLC.

For Diversified Investors Aggressive Equity Fund (Turner Investment Partners as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, but that net performance was below median for the performance universe for the same periods. The Board found that contractual management fees were above the median for the peer group for the Fund, and that total expenses were above the median for the expense universe (but less than the average). The Board noted that Turner was a manager that took bets consistent with its investment style, but that given the performance, it was appropriate to continue to monitor the performance closely going forward. The Board noted that Diversified's profitability for the Fund was higher than for others, but that the profitability nonetheless appeared reasonable and had dropped substantially from prior years. The Board also considered that in 2004 Diversified had reduced its management fee by 20 basis points. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements, but said that they would be monitoring performance and fees carefully.

For Diversified Investors International Equity Fund (LSV Asset Management and Wellington Management Company as subadvisers), the Board noted that gross performance was behind the relevant benchmark for the one- and three-year periods, and that net performance was below median for the performance universe for the same periods. The Board found that contractual management fees were at or below the median for the peer group for the Fund, and that total expenses were above the median for the expense universe. The Board noted that Wellington had been placed under increased scrutiny by Diversified because of recent performance, but that management had confirmed its continued confidence in Wellington as a subadviser. Accordingly, the Board determined that it was appropriate to continue to monitor Wellington's performance going forward. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements, but noted that they would be monitoring performance carefully.

For Diversified Investors Stock Index Fund (the Fund invests in a master fund advised by Barclays Global Fund Advisors), the Board noted that gross performance was ahead of the relevant benchmark for the one-and three-year periods, and that net performance was below median for the performance universe for the same periods. Contractual management fees were above the median for the peer group for the Fund. The Board found total expenses to be above the median for the expense universe. The Board noted that they had sought an explanation from Diversified for the fees and had received an explanation that the shareholder services for this Fund were costly. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

In the case of each of Short Horizon Strategic Allocation Fund, Short/Intermediate Horizon Strategic Allocation Fund, Intermediate Horizon Strategic Allocation Fund, and Long Horizon Strategic Allocation Fund, the Board noted that gross performance was at or ahead of the relevant benchmark for the one- and three-year periods, that net performance was at or above median for the performance universe for the same periods for the Short Horizon Strategic Allocation Fund and the Long Horizon Strategic Allocation Fund, and that net performance was below median for the Short/Intermediate and Intermediate Horizon Strategic Allocation Funds. Contractual management fees were below the median for the applicable peer group for all Funds. The Board considered that, for all of the Strategic Allocation Funds, total expenses were above the median for the applicable peer group. Additionally, it was noted that Diversified had agreed to reduce to 0.10% its advisory fees for the Strategic Allocation Funds. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory agreements.

                                   * * * * *

These conclusions were based upon the Board's determination for each Fund that the Fund's performance compared sufficiently favorably with other funds in the individual fund's peer group and/or benchmark over recent one- and three-year periods, with exceptions discussed above; that management fees and total expenses after giving effect to waivers and reimbursements compared sufficiently favorably to the peer group, with exceptions discussed above; and that, in reviewing Diversified's profitability with respect to its services for the fund, that profitability (together with additional benefits received by Diversified and its affiliated, Diversified Investors Securities Corp.) generally appeared to be reasonable in view of the nature and quality of the services provided by Diversified. The Board also considered that the fee waivers and reimbursements for certain funds were contractually agreed and as a result could not be discontinued or modified without Board approval. In addition to the foregoing, the Trustees were satisfied with the overall quality of the services provided by Diversified, including selecting and monitoring subadvisers and providing compliance services to the Funds.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                               ECONOMIC OVERVIEW

                         SIX MONTHS ENDED JUNE 30, 2006
                                  (UNAUDITED)

PLEASE NOTE THAT ANY PERFORMANCE FIGURES DISCUSSED BELOW REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. VISIT WWW.DIVINVEST.COM FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END. THE RETURN PROVIDED FOR A PARTICULAR ISSUER HELD BY A SERIES REPRESENTS THE RETURN FROM THE SECURITY FOR THE ACTUAL PERIOD HELD BY THE SERIES, WHICH MAY BE SHORTER THAN THE 6-MONTH REPORTING PERIOD.

                    THE ECONOMY AND CAPITAL MARKETS OVERVIEW

The first two quarters of 2006 were near opposites of each other in many ways. The first three months of the year were characterized by a robust and steadily rising stock market. Strong economic news buoyed stock returns, but negatively impacted bond returns. In contrast, the second three months of the year started as a continuation of the first quarter, but concerns about inflation and continued interest rate increases led to considerable market volatility beginning in mid-May; as a result, most major stock indices suffered significant declines.

                                ECONOMIC REVIEW

Throughout the period, the U.S. economy continued to grow at a healthy pace and unemployment remained low, essentially at "full employment" levels. Oil prices, which surged 9.2% during the first quarter to near-record highs, retreated somewhat through the second quarter; however it appeared that higher energy prices began working their way into other segments of the economy. Core inflation (excluding food and energy), which had been hovering at a 2% annual rate, showed a sharp rise during the second quarter. Throughout the period, increases in consumer confidence suggested that Americans were not overly anxious about the state of the economy.

The Federal Reserve continued its campaign to raise interest rates against the threat of looming inflation. Under the new leadership of Ben Bernanke, the Fed increased its federal funds rate a total of four times over the first half of 2006, in 0.25% increments, to 5.25% by June 30. The federal funds rate is the rate commercial banks charge each other, and is the basis upon which other rates are set. While these interest rate increases served as a mere backdrop during the first quarter, with most investors taking the increases in stride, during the second quarter, concerns around interest rates were the central topic of discussion. Specifically, May's market volatility was sparked by Bernanke's comments, interpreted by investors to mean interest rate increases were likely to continue for some time.

Consistent with higher interest rates, the "housing bubble" showed further signs of deflating, with a decrease in both new home sales and mortgage applications. This was no doubt due in large part to increases in mortgage rates -- the 30-year rate rose to 6.71% during the period, the highest it's been in four years.

Corporate earnings have remained strong, despite higher energy and borrowing costs, with many wondering how long the positive trend can continue.

                              STOCK MARKET REVIEW

Throughout most of the period, stocks continued to climb, and the Dow Jones Industrial Average reached 11,709.09 in May, challenging its all-time high set six years ago. The sharp decline that began in mid-May on interest rate uncertainty was widespread. Almost all market segments finished lower for the second quarter, though some indices managed to post positive returns for the six-month period ended June 30. The

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

Standard & Poor's 500 Index, for example, posted a 2.7% gain for the period, even though it declined 1.4% for the second quarter.

While stock investors seemed unable to take on enough risk during the first quarter, concerns about inflation and rising interest rates caused a flight from riskier asset classes during the second quarter. As a result, stocks that had posted some of the highest returns in recent periods -- including emerging markets, energy, and small-cap -- suffered the steepest declines during the last weeks of the period. The Nasdaq Composite Index, heavily weighted in technology stocks, declined -7.2% for the second quarter, dragging its six-month return ended June 30 into negative territory (-1.5%).

Overall, value outperformed growth for the six month period across all domestic market segments, and small-cap stocks outperformed large-cap stocks. As measured by the Russell 2000 Value Index, small value returned 10.4% for the six months ended June 30, the highest return for the period, while large growth, as measured by the Russell 1000 Growth Index had the lowest, and only negative, return (-0.9%).

Within the S&P 500 Stock Index, the telecommunications (+13.8%) and energy (+13.7%) sectors finished the period higher, while the healthcare (-3.8%) and information technology (-5.7%) sectors posted the weakest returns for the period.

Stock prices outside the U.S. outpaced their domestic counterparts, with the MSCI World ex-US Index returning 10.40% for the six months ended June 30. As one of the riskiest components of the international segment, emerging markets were particularly hard hit during the second quarter. The impact of declines in foreign markets was mitigated for domestic investors as a weaker U.S. dollar enhanced returns.

                               BOND MARKET REVIEW

Rising interest rates generally result in difficult periods for bonds, since bond prices fall when rates rise. With the Federal Reserve having increased rates four times during the period -- bringing to 17 the total number of consecutive increases since the rate tightening campaign began -- most of the bond market posted negative returns.

The yield on the 10-year Treasury bond rose to 5.145% by June 30, up considerably from the beginning of the year. In fact, all along the yield curve, yields moved higher, yet the flatness of the yield curve meant that long-term bond investors were not being rewarded adequately for the greater interest-rate and inflation risks they were assuming. Throughout the period, corporate issuance of new bonds was high as companies sought to take action before rates get too much higher and to minimize their future coupon payments to investors.

As a measure of the overall bond market, the Lehman Brothers Aggregate Bond Index return was down -0.7% for the six month period ended June 30. Short-term and high-yield bonds were among the best performing bond sectors, posting positive returns for the period. High-yield bonds were helped by Ford and General Motors issues that were coming off of last year's lows.

                              MONEY MARKET SERIES

The Money Market Series returned 2.24% for the first six months of 2006, versus a 2.19% return for the Citigroup Treasury Bill 3-Month Index.

The portfolio management team anticipated Federal Reserve rate increases and continued to focus on the short end of the yield curve to avoid losses and take advantage of rises in short-term rates, which was the biggest contributor to performance over the period. In addition, the portfolio's shorter duration relative to the benchmark helped performance as rates rose.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

By keeping the average maturity of the Series shorter than that of the benchmark, the sub-advisor was able to take advantage of reinvesting at higher rates. The Series' significant allocation to asset-backed commercial paper also helped performance, as this sector displayed strong returns during the period. The Series continued to focus on high quality commercial paper from banks. Because many banks have a continuous need to have access to financial markets, bank paper is generally considered safer than equivalent industrial securities.

                            HIGH QUALITY BOND SERIES

The High Quality Bond Series returned 1.20% for the first six months of 2006, outpacing the 0.89% median return for the Morningstar Short-term Bond Universe and the 1.04% return of the Merrill Lynch 1-3 Year Treasury Index.

For the six months ended June 30, the income component of the portfolio provided the largest source of excess return versus the benchmark. The sector selection/quality component also contributed positively to return, while the security spread and yield curve components had a slight negative impact on the portfolio. The source of return is not surprising given that within the short-term universe from which holdings are selected, the sub-advisor favored non-U.S. Treasury securities that may generate greater income, although with slightly higher risks. Because of the Series' focus on shorter maturities, higher interest rates did not have a material impact on most of the portfolio, with the exception of the Series' relatively smaller exposure to holdings with slightly longer maturities (greater than 3 years). These securities were negatively impacted by the sharp rise in interest rates during the period.

From an absolute return standpoint, for the six-month period ended June 30, the asset-backed sector had the highest total returns followed by the agency, corporate, collateralized mortgage-based security and residential mortgage sectors.

                      INTERMEDIATE GOVERNMENT BOND SERIES

The Intermediate Government Bond Series fell -0.33% during the first six months of 2006, underperforming both the Lehman Brothers Intermediate Government Bond Index return of 0.01% and the 0.89% median return for the Morningstar Short-term Bond Universe.

During the period, the Series underperformed the benchmark due to its yield curve position and mortgage-backed security allocation. However, the overweighted positions to asset-backed securities and commercialized mortgage-backed securities positively contributed to performance. Additionally, the Series' slightly longer duration detracted from performance as rates rose during the period.

                                CORE BOND SERIES

The Core Bond Series fell -0.27% the first six months of 2006, outperforming the Lehman Brothers Aggregate Bond Index of -0.72% as well as the Morningstar Intermediate Bond Universe median return of -0.82%.

As interest rates rose for the first half of 2006, the Series benefited from having a shorter duration than the benchmark. Additional contributors to performance included corporate security selection; allocations to asset-backed and commercial mortgage-backed securities; and a non-dollar bond allocation, with currency exposure to the euro and yen. Positive performance during the period was partially offset by underweighted positions to both the mortgage and agency sectors.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

                            TOTAL RETURN BOND SERIES

The Total Return Bond Series returned -0.63% for the first six months of 2006, in line with the Lehman Brothers Aggregate Bond Index of -0.72% and the Morningstar Intermediate Bond Universe median return of -0.82%.

The Series' longer duration relative to the Lehman Brothers Aggregate Bond Index detracted from performance as interest rates rose. Additionally, the Series suffered when the yield curve flattened and a modestly concentrated exposure to longer duration securities declined in value. Corporate bond prices also fell; however, the Series' underweight exposure benefited performance. Low volatility conditions were favorable to the portfolio's overweight exposures to lower quality issues and the mortgage-backed sector. The Series' TIPS (Treasury Inflation Protected Securities) holdings also contributed positively to performance, thanks to an outsized inflation adjustment to principle for the period. Non-dollar bond exposure had little impact on returns. Emerging market and high yield debt exposure added to returns as the yield differentials between these securities and Treasuries remained relatively stable. Finally, an emphasis on the automobile sector benefited the portfolio as General Motors bonds rose on favorable restructuring news.

                             HIGH YIELD BOND SERIES

For the six months ended June 30, 2006, the High Yield Bond Series' return of 4.55% outperformed both the Merrill Lynch High Yield Master II Index of 3.07% and the 2.30% median return for the Morningstar High Yield Bond Universe.

The Series benefited from having a shorter duration versus the benchmark as rates increased during the period. From a sector allocation perspective, the Series was helped by its overweighted position to B-rated bonds, which performed better than BB-rated bonds. Lower rated debt outperformed the broader high yield market in the first half of the year, so an overweight position in CCC-rated debt relative to the benchmark was additive to return.

On an industry basis, the returns were enhanced through strong security selection. The most notable contributions came from bonds in the gaming, telecommunications, and building materials industries. Avoiding certain automobile issues and energy bonds also helped.

                                BALANCED SERIES

The Balanced Series posted a 1.72% return for the six-month period ended June 30, outpacing the 60% S&P500/40% Lehman Brothers Aggregate Bond Index return of 1.35%. With regard to asset allocation, a primary performance driver, the Series was slightly overweight to the relatively stronger equity portion over the six months.

The equity portion of the Series is managed by Goldman Sachs Asset Management, who employs a quantitative enhanced index strategy. The largest contributions to return for the period have been from holdings in the materials and industrials sectors. Within materials, Nucor (+55%), a manufacturer and seller of steel and steel products, beat estimates on improved sales and an increased dividend, while Southern Copper (+16%) advanced on merger talks in early May. Industrials garnered returns from railroad holdings, particularly CSX (+39%), which benefited from a corporate restructuring, higher than estimated earnings, increased pricing and solid demand going forward; and Burlington Northern (+13%), which saw increased demand that improved pricing power and caused earnings to come in higher than analyst estimates. Also contributing positively to performance were Boeing (+18%) as well as Emerson Electric (+13%).

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

The fixed-income portion of the Series is overseen by Western Asset Management. The Series' longer duration relative to the Lehman Brothers Aggregate Bond Index detracted from performance as interest rates rose. Additionally, the Series suffered when the yield curve flattened and a modestly concentrated exposure to longer duration securities declined in value. Corporate bond prices also fell; however, the Series' underweight exposure to corporate bonds benefited performance. Low volatility conditions were favorable to the portfolio's overweight exposures to lower quality issues and the mortgage-backed sector. The Series' TIPS (Treasury Inflation Protected Securities) holdings also contributed positively to performance, thanks to an outsized inflation adjustment to principle for the period. Non-dollar bond exposure had little impact on returns. Emerging market and high yield debt exposure added to returns as the yield differentials between these securities and treasuries remained relatively stable. Finally, an emphasis on the automobile sector benefited the portfolio as General Motors bonds rose on favorable restructuring news.

                             VALUE & INCOME SERIES

The Value & Income Series posted a 5.73% return for the first six months of 2006, outpacing the 4.80% return of the Morningstar Large Value Universe median, but lagging the Russell 1000 Value Index return of 6.56%.

In the large value arena, the market favored telecommunications, energy, consumer staples, and industrials, while financials, information technology, healthcare and consumer discretionary languished. A portfolio overweight to the underperforming information technology sector accounted for the majority of the shortfall versus the Index, while other factors constituted large, albeit offsetting, differentials.

The portfolio saw gains in the energy, industrial and telecommunications sectors. Energy stocks rose on increased profits as a result of higher energy prices. Specific holdings that helped the portfolio in this regard included ConocoPhilips (+14%), Chevron (+11%), Exxon (+10%) and Occidental Petroleum (+29%). Within industrials, Boeing, the world's second-largest maker of commercial airliners, was up +17% as profits rose after a large jump in deliveries and on news of new contracts with China, GE Commercial Aviation Services and Pegasus. CSX, representing a key position in the portfolio, also posted strong returns (+39%), as it benefited from a corporate restructuring and positive sentiment. The company beat analyst earnings estimates and also observed increased pricing in light of solid shipping demand. Cooper Industries, an electrical products and tools company, posted a return of +28% for the period. The stock faired well as reported revenues exceeded analyst estimates. Among telecommunications companies, the stock of Qwest Communications returned 43% as profits increased on higher sales and lower costs. In addition, AT&T posted a 17% return on strong earnings and progress in wireless, broadband as well as business services units that demonstrated revenue and subscriber growth.

Portfolio holdings in the healthcare, financial and information technology sectors detracted from performance during the period. Among healthcare, stocks that disappointed included Boston Scientific (-19%), which acquired Guidant in early 2006. Guidant's implantable heart device has been recalled and may open Boston Scientific up to lawsuits. In addition, the firm saw decreased demand for its drug coated stents on published reports that uncoated stents had fewer complications. Watson Pharmaceuticals (-28%) saw a 35% drop in first-quarter profit, hurt by declining prescriptions in its non-promoted brands. The financial stock with the most impact was AIG, which fell -13% on the news of the $1.6 billion settlement with the SEC over federal and state charges of fraud. Decreased first quarter profits hurt the stock's performance. Within information technology, Intel (-23%) fell on lower than expected revenues combined with Dell's decision to end its exclusive use of Intel chips in its servers.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                  VALUE SERIES

The Diversified Value Series returned -0.55% for the six-month period ended
June 30, lagging the Russell 1000 Value Index return of 6.56% and the Morningstar Large Value Universe median return of 4.80%. Hotchkis and Wiley, the sub-advisor for the Series, uses a disciplined focus on value, which results in the portfolio manager seeking out undervalued, out-of-favor stocks while avoiding more momentum oriented groups.

Relative underperformance was concentrated in the technology and consumer discretionary sectors. In the technology sector, software developer CA, Inc. declined on news of executive turnover. In the consumer discretionary sector, homebuilders Pulte and Centex as well as the St. Joe Company (categorized as a financial stock) were sources of negative performance. The Series' underweighted position in energy also detracted from performance year-to-date. Strong relative performance from railroad CSX, metals stocks Alcoa and Alcan, and financial stock Mastercard helped offset the negative impact of technology and consumer discretionary stocks.

                             GROWTH & INCOME SERIES

The Growth & Income Series returned 1.19% for the first six months of 2006, trailing the S&P 500 Index return of 2.71% and the Morningstar Large Blend Universe median return of 2.49%.

Holdings in the financial sector that were additive to returns included Goldman Sachs (+18%) on news that profits were more than double their level in the same period last year on higher investment banking fees and trading profits; and Bank of America (+6%) was up on cost cutting activities, share buy back programs, improved earnings and higher profits from credit card fees. Nucor, a manufacturer and seller of steel and steel products within the industrial sector, beat estimates on improved sales and an increased dividend, and was up 55%. The energy sector was also a positive contributor to return, in particular Exxon (+10%), a significant position in the portfolio, which rose higher on the general increase in energy prices and steady demand.

Losses were incurred from securities residing in the poor performing healthcare and information technology sectors. Among healthcare stocks, Amgen (-17%) lowered earnings expectations twice during the period and also incurred higher than expected acquisition costs, which cut into profits. UnitedHealth Group (-28%), fell on an option backdating scandal which may target the CEO, as well as increased costs from previous acquisitions. Within information technology, Qualcomm (-7%) moved lower on concerns over royalties and a suit against Nokia for patent violations. The firm is also being investigated in South Korea for antitrust violations. And, despite beating analyst estimates in April, Broadcom (31%) traded down on news of improper options backdating.

                              EQUITY GROWTH SERIES

The Equity Growth Series fell -3.01% for the first six months of 2006, falling short of the Russell 1000 Growth Index return of -0.93% and the -1.13% median return of the Morningstar Large Growth Universe.

Holdings in the industrial, consumer discretionary and financial sectors were the greatest contributors to performance. The largest contributors within the industrial sector included Boeing (+18%) on new contracts; Burlington Northern (+13%) on increased pricing; Fedex (+13%) due to an increase in ground transportation market share; and Caterpillar (+30%) as a result of increased international sales. Gambling stocks within the consumer discretionary sector were also additive, in particular Las Vegas Sands (+56%), which won a highly contested contract to build Singapore's first casino; and Wynn Resorts (+34%), on Macau resorts in China, which have higher revenue per table than casinos in Las Vegas.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

Unfortunately, the portfolio's positions in healthcare and information technology more than negated those gains. Healthcare detractors were Genentech (-12%), which issued earnings guidance decreasing expectations; Amgen (-17%) lowered earnings expectations twice during the period and also incurred higher than expected acquisition costs, which cut into profits. With a relatively large portfolio position, the largest detractor for the period was UnitedHealth Group (-28%), which fell on an option backdating scandal that may target the CEO, as well as increased costs from previous acquisitions. Information technology stocks that hurt performance included Qualcomm (-7%) on concerns over royalties and a suit against Nokia for patent violations; as well as Apple Computer (-29%), which was sold from the portfolio after reporting disappointing first quarter sales results.

                              MID-CAP VALUE SERIES

The Mid-Cap Value Series returned 6.89% for the first six months of 2006, outpacing the 4.19% Russell Midcap Value Index return, but falling short of the 7.02% median return of the Morningstar Midcap Blend Universe.

Technology and industrials were the biggest contributors to performance. Within technology, Amdocs (+24%), a software company, won a key contract with Rogers Canada while Commscope (+40%) moved higher on guidance that second quarter sales would be higher. The stock of USG Corporation (+30%), a manufacturer and distributor of building materials within the industrial sector, moved higher on stronger earnings forecasts.

Holdings within materials and consumer staples detracted from performance, as both sectors within the portfolio lagged the benchmark component returns. Within materials, Ball Corporation (-6%) fell on lower first quarter results while Lubrizol (-7%), a specialty chemical company posted first quarter losses as higher costs outweighed a 16% rise in revenue. Among consumer staples stocks, Tyson Foods (-13%) the nation's largest chicken and beef producer, announced a second quarter loss, having been impacted by fears surrounding the bird flu. An underweight to the volatile and expensive real estate industry was also a slight detractor over the six-month period.

                            AGGRESSIVE EQUITY SERIES

The 0.11% return of the Aggressive Equity Series during the first six months of 2006 outpaced both the Russell 1000 Growth Index return of -0.93% and the -1.13% median return of the Morningstar Large Growth Universe.

For the year-to-date, sector selection was positive, as six of the eleven sector positions within the portfolio outpaced their corresponding index sector returns. Contributing the most to performance relative to the benchmark were growth-oriented holdings in the technology, financial service and consumer staple sectors. Among the stocks that added value were Akamai Technologies (+82%), Archer-Daniels-Midland (+68%), Joy Global (+31%), Celgene (+37%), Las Vegas Sands (+44%), Corning (+23%), and Chicago Mercantile Exchange Holdings (+34%).

The primary detractors from performance were the healthcare and energy sectors which represented a substantial percentage of the portfolio on a combined basis. Stocks in these sectors that produced sub-par results for the reporting period included: Silicon Laboratories (-42%), Cisco Systems (-10%), Marvell Technology Group (-25%), eBay (-28%), Apple Computer (-21%), and Genzyme (-13%).

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

                             MID-CAP GROWTH SERIES

The Series' 0.91% return for the six-month period ended June 30 fell short of both the 2.56% Russell Midcap Growth Index return and the 2.56% median return for the Morningstar Mid Growth Universe.

The healthcare sector was the largest contributor to performance during the period. Specifically, Celgene (+46%), a multinational integrated biopharmaceutical company, was the best performing stock in the portfolio as an increase in revenue caused earnings to surpass estimates. Hologic (+30%) increased on news that the company was cleared to market its Discovery DXA System approved for detecting cardiovascular disease. Hologic is a manufacturer and distributor of diagnostic and medical imaging systems primarily serving the healthcare needs of women.

Portfolio holdings within the information technology and energy sectors were the biggest detractors from returns for the period. Within information technology, two semiconductor companies were down significantly. Silicon Labs (-41%) declined despite strong first quarter results due to challenges in the low-end cell phone market for the emerging world, while Broadcom (-30%) fell on macroeconomic concerns and worries over stock option backdating. Among energy stocks, Southwestern Energy (-13%), the second largest holding in the Series, fell due to profit-taking by investors.

                             SMALL-CAP VALUE SERIES

For the first six months of 2006, the Series posted a return of 5.09%, while the Russell 2000 Value Index posted a 10.44% return and the median return of the Morningstar Small Value Universe was 7.79%.

An overweight position to the high-performing energy sector and an underweight position to the financial sector were additive to the portfolio for the period. The biggest single stock contributor was Oceaneering (+84%), an advanced applied technology company, which rose on news that it stands to benefit from favorable sub-sea infrastructure, offshore construction and deepwater drilling trends. Among financials, Jefferies Group (+33%), an investment bank, raised its quarterly dividend by 67%.

Healthcare, materials and consumer discretionary sectors accounted for most of the Series' underperformance. Disease management company Matria Healthcare (-44%) fell as analysts downgraded the stock based on a lower earnings outlook. Meritage Homes (-25%) also fell as a result of being downgraded. Series holdings of Headwaters (-28%), a diversified company providing products, technologies and services to the energy and construction materials industries, dropped as analysts lowered their target price for the stock. Homebuilder stocks and construction material companies did not fare well in the second quarter as Federal Reserve interest rate policy concerns gripped the market.

                             SPECIAL EQUITY SERIES

The Series' 3.67% return for the first six months of 2006 fell short of the 8.22% Russell 2000 Index return as well as the Morningstar Small Growth Universe median return of 4.91%.

The utilities sector contributed slightly to the Series' performance. Two stocks that were particularly additive included Avista (+31%), an energy company, the quarterly profits of which tripled from the same period last year, and Oneok (+30%), a distributor of natural gas, which increased on higher quarterly results.

The healthcare and consumer discretionary sectors were the biggest detractors for the period. Within healthcare, Neurocrine Biosciences (-86%), developer of drugs for the treatment of neurological and endocrine-related diseases and disorders, fell as its quarterly net loss widened. The stock of Medarex (-31%), a biopharmaceutical company, dropped after the firm received a grand jury subpoena for stock option grant

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

practices. Hovnanian Enterprise (-39%) and Meritage Homes (-25%) fell as the market continued to punish securities in the homebuilding industry from speculation on a dramatic fall in housing demand.

                            SMALL-CAP GROWTH SERIES

The Series' return of 2.59% for the first six months of the year was below the 6.07% Russell 2000 Growth Index and the 4.91% median return for the Morningstar Small Growth Universe.

Although the energy and material sectors did not represent significant positions within the Series, they were the biggest contributors to performance for the period. Core Laboratories N.V. (+63%), reported higher first quarter profits, while Carpenter Technology (+64%), a firm engaged in the manufacturing, fabrication and distribution of specialty metals and engineered products, reported record sales for the quarter ending March 31.

The technology sector was the biggest detractor from performance. Specifically, Neoware (-47%), a software company, saw its stock drop sharply on lower sales forecasts, while Portalplayer (-65%), a semi-conductor company, fell on a quarterly earnings decline.

                          INTERNATIONAL EQUITY SERIES

The Series posted a strong absolute return of 9.74% for the first six months of 2006, above the Morningstar Foreign Large Blend Universe median return of 9.31%, but below the MSCI World ex-US Index return of 10.40%. A falling U.S. dollar boosted foreign stock returns.

The Series was aided by positions in financials and materials. London Stock Exchange (+69%) was up on earnings growth from robust trading volumes as well as a Nasdaq takeover bid. In materials, German steelmaker ThyssenKrupp saw shares appreciate after Citigroup raised the price estimate for the stock on expected steel price increases.

Performance was hurt by the poorer performing consumer discretionary and information technology sectors. Rakuten (-35%), a Japanese internet catalog company, was impacted by volatility in Japanese internet stocks. Logitech International, which designs and manufactures peripherals for personal computers, traded down on sluggish sales early in the year. From a country standpoint, the portfolio saw the largest contribution from French securities while holdings in Australia accounted for the largest detraction.

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 2006

                                  (UNAUDITED)

                                                                           HIGH       INTERMEDIATE
                                                           MONEY         QUALITY       GOVERNMENT
                                                           MARKET          BOND           BOND
                                                        ------------   ------------   ------------
ASSETS:
Securities, at cost...................................  $784,038,988   $857,985,009   $213,926,601
                                                        ============   ============   ============
Securities, at value, including investments held as
  collateral for securities out on loan (Notes 2 and
  4)..................................................  $784,038,988   $841,364,095   $212,440,940
Repurchase agreements (cost equals market)............   100,976,502      1,108,158      1,036,822
Cash..................................................            --             --             --
Cash at broker........................................            --             --             --
Foreign currency holdings, at value (cost $29,361,948,
  $7,082, and $20,332, respectively)..................            --             --             --
Receivable for securities sold........................            --      6,934,660      4,581,037
Unrealized appreciation on foreign currency forward
  and spot contracts (Note 10)........................            --             --             --
Variation margin......................................            --             --             --
Interest receivable...................................     1,760,257      5,552,353      2,285,853
Dividends receivable..................................            --             --             --
Foreign tax reclaim receivable........................            --             --             --
Receivable from Advisor...............................            --             --            260
Receivable from securities lending (net)..............            --          3,947          5,059
                                                        ------------   ------------   ------------
Total assets..........................................   886,775,747    854,963,213    220,349,971
                                                        ------------   ------------   ------------
LIABILITIES:
Due to Custodian......................................            --             --             --
Collateral for securities out on loan.................            --     27,278,625     52,114,730
Payable for securities purchased......................            --      7,012,089      3,127,206
Securities sold short, at value (proceeds
  $89,360,835)........................................            --             --             --
Written options, at value (premium $191,554, $7,668,
  and $13,577, respectively)..........................            --             --             --
Unrealized depreciation on foreign currency forward
  and spot contracts (Note 10)........................            --             --             --
Variation margin......................................            --             --             --
Investment advisory fees..............................       184,199        239,594         52,273
Accrued expenses......................................        32,613         49,277         32,960
Contingent liability (Note 6).........................            --             --             --
                                                        ------------   ------------   ------------
Total liabilities.....................................       216,812     34,579,585     55,327,169
                                                        ------------   ------------   ------------
NET ASSETS............................................  $886,558,935   $820,383,628   $165,022,802
                                                        ============   ============   ============

                       See notes to financial statements.

                              TOTAL
               CORE          RETURN                        VALUE &                        GROWTH &
               BOND           BOND         BALANCED         INCOME          VALUE          INCOME
          --------------   -----------   ------------   --------------   -----------   --------------

          $2,330,816,972   $85,874,600   $428,330,241   $2,971,135,298   $43,417,472   $1,132,643,308
          ==============   ===========   ============   ==============   ===========   ==============

          $2,285,777,577   $84,395,944   $442,822,130   $3,327,832,253   $42,220,261   $1,215,837,271
              61,605,052    14,396,650      8,707,948       27,223,217            --        8,543,416
                      --            --             --               --            --               --
                      --       150,000        430,600               --            --          560,000

              29,406,968         7,134         20,510               --            --               --
             129,641,831       391,277      1,068,333       58,414,682        41,845       15,962,827

                 283,078         2,485            216               --            --               --
               1,784,505        21,687          1,458               --            --               --
              14,041,089       594,332      1,429,098           43,770            --           16,328
                      --            --        306,607        3,673,160        82,361        1,392,811
                      --            --             --            6,466            --               --
                      --         7,465          3,868               --         7,314              425
                      --            --          7,767           76,152            --           37,479
          --------------   -----------   ------------   --------------   -----------   --------------
           2,522,540,100    99,966,974    454,798,535    3,417,269,700    42,351,781    1,242,350,557
          --------------   -----------   ------------   --------------   -----------   --------------

                  20,313            --          2,399               --       600,026               --
              30,335,855            --     26,894,601      275,454,038            --      104,216,777
             362,115,215    24,713,838     49,766,060       35,470,607       387,364       12,038,039
              88,601,518            --             --               --            --               --

                 240,297         7,875         13,806               --            --               --

                 125,934         5,005         14,221               --            --               --
                      --            --             --               --            --            2,635
                 591,926        21,956        141,455        1,141,342        16,258          549,848
                 110,702        38,470        137,569          181,982        25,633           65,740
                      --            --             --               --            --               --
          --------------   -----------   ------------   --------------   -----------   --------------
             482,141,760    24,787,144     76,970,111      312,247,969     1,029,281      116,873,039
          --------------   -----------   ------------   --------------   -----------   --------------
          $2,040,398,340   $75,179,830   $377,828,424   $3,105,021,731   $41,322,500   $1,125,477,518
          ==============   ===========   ============   ==============   ===========   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                 JUNE 30, 2006

                                  (UNAUDITED)

                                                          EQUITY         MID-CAP        MID-CAP
                                                          GROWTH          VALUE          GROWTH
                                                      --------------   ------------   ------------
ASSETS:
Securities, at cost.................................  $2,362,555,526   $812,599,636   $320,215,848
                                                      ==============   ============   ============
Securities, at value, including investments held as
  collateral for securities out on loan (Notes 2 and
  4)................................................  $2,570,782,239   $854,008,973   $351,105,229
Repurchase agreements (cost equals market)..........      45,591,828     23,057,477      2,563,163
Cash................................................              --             --             --
Cash at broker......................................              --             --             --
Foreign currency holdings, at value (cost
  $9,136,918).......................................              --             --             --
Receivable for securities sold......................      85,442,300      5,660,184      5,902,800
Unrealized appreciation on foreign currency forward
  and spot contracts (Note 10)......................              --             --             --
Variation margin....................................              --             --             --
Interest receivable.................................          36,325         17,079          7,007
Dividends receivable................................       1,906,472      1,060,233         49,896
Foreign tax reclaim receivable......................              --             --             --
Receivable from Advisor.............................              --            432          1,419
Receivable from securities lending (net)............          30,886         11,557         11,388
                                                      --------------   ------------   ------------
Total assets........................................   2,703,790,050    883,815,935    359,640,902
                                                      --------------   ------------   ------------
LIABILITIES:
Due to Custodian....................................              --             --             --
Collateral for securities out on loan...............     207,745,519     96,209,905     45,722,857
Payable for securities purchased....................      40,288,146      2,931,651        999,695
Securities sold short, at value.....................              --             --             --
Written options, at value...........................              --             --             --
Unrealized depreciation on foreign currency forward
  and spot contracts (Note 10)......................              --             --             --
Variation margin....................................              --             --             --
Investment advisory fees............................       1,251,076        423,711        180,183
Accrued expenses....................................         143,272         48,880         46,115
Contingent liability (Note 6).......................              --             --             --
                                                      --------------   ------------   ------------
Total liabilities...................................     249,428,013     99,614,147     46,948,850
                                                      --------------   ------------   ------------
NET ASSETS..........................................  $2,454,362,037   $784,201,788   $312,692,052
                                                      ==============   ============   ============

                       See notes to financial statements.

           SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE     HIGH YIELD    INTERNATIONAL
             VALUE           EQUITY          GROWTH         EQUITY          BOND           EQUITY
          ------------   --------------   ------------   ------------   ------------   --------------

          $272,974,443   $1,344,091,768   $162,198,377   $359,881,197   $418,469,092   $1,651,588,907
          ============   ==============   ============   ============   ============   ==============

          $288,351,997   $1,454,063,446   $164,768,205   $394,358,808   $421,264,945   $1,932,233,936
             6,608,926       43,740,789      8,493,672     10,908,030     19,789,607       10,515,844
                    --              303             --             --         14,660               --
                    --               --             --             --             --               --
                    --               --             --             --             --        9,176,655
                    --       21,681,847      5,521,622     19,991,275      8,808,646        4,593,062

                    --               --             --             --             --          119,687
                    --          121,200             --             --             --               --
                 8,514           43,235          4,022          6,574      8,008,353           21,987
                71,711        1,120,013         39,533        207,329             --        2,828,302
                    --               --             --         15,799             --          825,588
                 1,498            5,544          5,865          2,777             --               --
                 4,704           91,261         14,755         19,525             --          104,569
          ------------   --------------   ------------   ------------   ------------   --------------
           295,047,350    1,520,867,638    178,847,674    425,510,117    457,886,211    1,960,419,630
          ------------   --------------   ------------   ------------   ------------   --------------

                    --               --             --             --             --               --
            52,391,519      256,811,854     19,876,959     35,186,388             --      141,231,821
                    --       26,472,994      5,792,268     26,691,576     18,679,568       10,576,730
                    --               --             --             --             --               --
                    --               --             --             --             --               --

                    --               --             --             --             --           59,097
                    --               --             --             --             --               --
               163,523          810,906        109,278        227,852        202,854        1,099,786
                32,549          184,700        107,857         40,084         35,857          261,767
                    --               --             --             --             --               --
          ------------   --------------   ------------   ------------   ------------   --------------
            52,587,591      284,280,454     25,886,362     62,145,900     18,918,279      153,229,201
          ------------   --------------   ------------   ------------   ------------   --------------
          $242,459,759   $1,236,587,184   $152,961,312   $363,364,217   $438,967,932   $1,807,190,429
          ============   ==============   ============   ============   ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                                            HIGH       INTERMEDIATE
                                                              MONEY        QUALITY      GOVERNMENT
                                                             MARKET         BOND           BOND
                                                           -----------   -----------   ------------
INVESTMENT INCOME (NOTE 2):
Interest income..........................................  $20,686,908   $17,236,753   $ 5,130,373
Securities lending income (net)..........................           --        15,218        19,821
Dividend income..........................................           --            --            --
Less: foreign withholding taxes..........................           --            --            --
                                                           -----------   -----------   -----------
Total income.............................................   20,686,908    17,251,971     5,150,194
                                                           -----------   -----------   -----------
EXPENSES (NOTE 2):
Investment advisory fees.................................    1,090,647     1,402,120       373,856
Custody fees.............................................       68,243        87,642        35,790
Audit fees...............................................       12,897        13,907        13,261
Legal fees...............................................          256           244            46
Reports to shareholders..................................        4,339         3,235         1,377
Other fees...............................................        9,957         9,893         3,487
                                                           -----------   -----------   -----------
Total expenses...........................................    1,186,339     1,517,041       427,817
Expenses reimbursed by the Advisor.......................           --            --          (553)
                                                           -----------   -----------   -----------
Net expenses.............................................    1,186,339     1,517,041       427,264
                                                           -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS).............................   19,500,569    15,734,930     4,722,930
                                                           -----------   -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) on transactions from:
  Securities.............................................           --    (2,233,458)   (5,174,426)
  Futures................................................           --            --            --
  Written options........................................           --            --            --
  Foreign currency transactions..........................           --            --            --
Change in net unrealized appreciation (depreciation) on:
  Securities.............................................           --    (3,840,538)     (494,785)
  Futures................................................           --            --            --
  Written options........................................           --            --            --
  Short sales............................................           --            --            --
  Foreign currency translations..........................           --            --            --
                                                           -----------   -----------   -----------
Net realized and unrealized gains (losses) on
  investments............................................           --    (6,073,996)   (5,669,211)
                                                           -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................  $19,500,569   $ 9,660,934   $  (946,281)
                                                           ===========   ===========   ===========

                       See notes to financial statements.

                            TOTAL
              CORE         RETURN                      VALUE &                      GROWTH &
              BOND          BOND        BALANCED        INCOME         VALUE         INCOME
          ------------   -----------   -----------   ------------   -----------   ------------
          $ 48,209,849   $ 1,840,526   $ 3,817,521   $  1,337,709   $    35,502   $    219,332
               121,193            --        41,775        413,670            --         48,484
                    --         5,231     2,240,328     27,273,332       335,971      9,597,919
                    --            --            --       (113,078)         (946)       (25,404)
          ------------   -----------   -----------   ------------   -----------   ------------
            48,331,042     1,845,757     6,099,624     28,911,633       370,527      9,840,331
          ------------   -----------   -----------   ------------   -----------   ------------

             3,575,367       128,195       896,229      7,053,418        96,662      3,544,435
               260,780        49,169       138,839        308,873        38,793        124,809
                17,087        14,575        14,006         18,377        14,519         15,007
                   555            49         3,041         28,203            58            300
                 8,080           159        77,476         13,104            89          6,780
                25,826           877         6,691         45,339           374         17,930
          ------------   -----------   -----------   ------------   -----------   ------------
             3,887,695       193,024     1,136,282      7,467,314       150,495      3,709,261
                    --       (46,516)     (140,525)            --       (44,167)          (425)
          ------------   -----------   -----------   ------------   -----------   ------------
             3,887,695       146,508       995,757      7,467,314       106,328      3,708,836
          ------------   -----------   -----------   ------------   -----------   ------------
            44,443,347     1,699,249     5,103,867     21,444,319       264,199      6,131,495
          ------------   -----------   -----------   ------------   -----------   ------------

           (19,117,812)     (547,714)    9,285,551    132,985,817     1,288,188     45,893,882
            (3,837,005)     (114,655)      (75,239)            --            --        (36,442)
               331,744        23,391        52,018             --            --             --
               289,991        (4,337)      (65,166)            --            --             --

           (27,594,046)   (1,452,200)   (7,282,623)    19,322,415    (1,777,515)   (36,509,638)
            (1,969,333)      (73,622)      (47,927)            --            --         34,838
              (165,183)         (207)         (229)            --            --             --
             1,326,924            --            --             --            --             --
               550,129        (4,819)       25,260             --            --            604
          ------------   -----------   -----------   ------------   -----------   ------------
           (50,184,591)   (2,174,163)    1,891,645    152,308,232      (489,327)     9,383,244
          ------------   -----------   -----------   ------------   -----------   ------------
          $ (5,741,244)  $  (474,914)  $ 6,995,512   $173,752,551   $  (225,128)  $ 15,514,739
          ============   ===========   ===========   ============   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                           EQUITY         MID-CAP       MID-CAP
                                                           GROWTH          VALUE         GROWTH
                                                        -------------   -----------   ------------
INVESTMENT INCOME (NOTE 2):
Interest income.......................................  $   1,058,268   $   661,101   $    212,054
Securities lending income (net).......................        398,260        46,831         33,658
Dividend income.......................................     11,348,159     5,851,324        479,386
Less: foreign withholding taxes.......................       (194,208)       (6,611)          (733)
                                                        -------------   -----------   ------------
Total income..........................................     12,610,479     6,552,645        724,365
                                                        -------------   -----------   ------------
EXPENSES (NOTE 2):
Investment advisory fees..............................      7,997,777     2,434,463      1,107,195
Custody fees..........................................        229,745        82,049         34,051
Audit fees............................................         17,826        11,687         11,245
Legal fees............................................            614           838          2,181
Reports to shareholders...............................         10,700         2,179          1,064
Other fees............................................         39,142         9,256          4,215
                                                        -------------   -----------   ------------
Total expenses........................................      8,295,804     2,540,472      1,159,951
Expenses reimbursed by the Advisor....................             --          (432)        (6,623)
                                                        -------------   -----------   ------------
Net expenses..........................................      8,295,804     2,540,040      1,153,328
                                                        -------------   -----------   ------------
NET INVESTMENT INCOME (LOSS)..........................      4,314,675     4,012,605       (428,963)
                                                        -------------   -----------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  (NOTE 2):
Net realized gains (losses) on transactions from:
  Securities..........................................     95,068,517    37,908,993     17,559,068
  Futures.............................................             --            --             --
  Written options.....................................             --            --             --
  Foreign currency transactions.......................             --            --             --
Change in net unrealized appreciation (depreciation)
  on:
  Securities..........................................   (177,052,374)    1,526,600    (16,678,033)
  Futures.............................................             --            --             --
  Written options.....................................             --            --             --
  Short sales.........................................             --            --             --
  Foreign currency translations.......................            102            --             --
                                                        -------------   -----------   ------------
Net realized and unrealized gains (losses) on
  investments.........................................    (81,983,755)   39,435,593        881,035
                                                        -------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................  $ (77,669,080)  $43,448,198   $    452,072
                                                        =============   ===========   ============

                       See notes to financial statements.

          SMALL-CAP      SPECIAL      SMALL-CAP     AGGRESSIVE    HIGH YIELD    INTERNATIONAL
            VALUE         EQUITY        GROWTH        EQUITY         BOND          EQUITY
          ----------   ------------   ----------   ------------   -----------   -------------
          $  299,484   $    929,132   $  100,734   $     99,578   $18,309,945   $    591,063
              23,245        434,668      116,437         34,241            --        934,261
             934,128      5,627,257      196,517      1,049,391       119,297     33,166,645
                (258)        (8,077)      (1,572)       (13,624)           --     (3,008,129)
          ----------   ------------   ----------   ------------   -----------   ------------
           1,256,599      6,982,980      412,116      1,169,586    18,429,242     31,683,840
          ----------   ------------   ----------   ------------   -----------   ------------

             985,903      5,270,567      653,110      1,501,030     1,217,067      6,908,182
              28,842        250,958       90,908         64,397        60,821        898,767
              11,165         16,169       11,052         12,947        13,459         17,648
                 853          4,084          354            126         3,731            502
                 876         52,773       53,665          3,554         1,645          6,927
               3,282         19,856        1,991          6,278         5,364         25,292
          ----------   ------------   ----------   ------------   -----------   ------------
           1,030,921      5,614,407      811,080      1,588,332     1,302,087      7,857,318
              (8,948)       (15,531)    (135,448)       (28,820)           --             --
          ----------   ------------   ----------   ------------   -----------   ------------
           1,021,973      5,598,876      675,632      1,559,512     1,302,087      7,857,318
          ----------   ------------   ----------   ------------   -----------   ------------
             234,626      1,384,104     (263,516)      (389,926)   17,127,155     23,826,522
          ----------   ------------   ----------   ------------   -----------   ------------

           7,337,071     95,390,298     (646,006)    24,906,692     1,678,685    155,946,918
                  --       (147,259)          --             --            --             --
                  --             --           --             --            --             --
                  --             --           --             --        (4,252)       309,813

           2,200,610    (49,187,942)   2,527,335    (23,413,885)      624,808    (15,203,969)
                  --        590,833           --             --            --             --
                  --             --           --             --            --             --
                  --             --           --             --            --             --
                  --              5           --             --         2,242        112,809
          ----------   ------------   ----------   ------------   -----------   ------------
           9,537,681     46,645,935    1,881,329      1,492,807     2,301,483    141,165,571
          ----------   ------------   ----------   ------------   -----------   ------------
          $9,772,307   $ 48,030,039   $1,617,813   $  1,102,881   $19,428,638   $164,992,093
          ==========   ============   ==========   ============   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                                         HIGH        INTERMEDIATE
                                                        MONEY           QUALITY       GOVERNMENT
                                                       MARKET            BOND            BOND
                                                   ---------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss).....................  $    19,500,569   $  15,734,930   $   4,722,930
Net realized gains (losses) on transactions from:
  Securities.....................................               --      (2,233,458)     (5,174,426)
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Foreign currency transactions..................               --              --              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.....................................               --      (3,840,538)       (494,785)
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Short sales....................................               --              --              --
  Foreign currency translations..................               --              --              --
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from operations................................       19,500,569       9,660,934        (946,281)
                                                   ---------------   -------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions....................................    2,352,357,809     328,095,736      34,368,489
Withdrawals......................................   (2,251,076,701)   (305,772,208)   (129,505,929)
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests......................................      101,281,108      22,323,528     (95,137,440)
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets............      120,781,677      31,984,462     (96,083,721)
NET ASSETS:
Beginning of period..............................      765,777,258     788,399,166     261,106,523
                                                   ---------------   -------------   -------------
End of period....................................  $   886,558,935   $ 820,383,628   $ 165,022,802
                                                   ===============   =============   =============

                       See notes to financial statements.

                              TOTAL
               CORE           RETURN                        VALUE &                        GROWTH &
               BOND            BOND         BALANCED         INCOME          VALUE          INCOME
          --------------   ------------   ------------   --------------   -----------   --------------

          $   44,443,347   $  1,699,249   $  5,103,867   $   21,444,319   $   264,199   $    6,131,495

             (19,117,812)      (547,714)     9,285,551      132,985,817     1,288,188       45,893,882
              (3,837,005)      (114,655)       (75,239)              --            --          (36,442)
                 331,744         23,391         52,018               --            --               --
                 289,991         (4,337)       (65,166)              --            --               --

             (27,594,046)    (1,452,200)    (7,282,623)      19,322,415    (1,777,515)     (36,509,638)
              (1,969,333)       (73,622)       (47,927)              --            --           34,838
                (165,183)          (207)          (229)              --            --               --
               1,326,924             --             --               --            --               --
                 550,129         (4,819)        25,260               --            --              604
          --------------   ------------   ------------   --------------   -----------   --------------

              (5,741,244)      (474,914)     6,995,512      173,752,551      (225,128)      15,514,739
          --------------   ------------   ------------   --------------   -----------   --------------

             377,685,241     23,766,729     47,983,423      470,260,666    13,537,926      155,013,322
            (384,438,692)   (18,184,844)   (87,898,166)    (557,051,783)   (7,128,810)    (223,809,412)
          --------------   ------------   ------------   --------------   -----------   --------------

              (6,753,451)     5,581,885    (39,914,743)     (86,791,117)    6,409,116      (68,796,090)
          --------------   ------------   ------------   --------------   -----------   --------------
             (12,494,695)     5,106,971    (32,919,231)      86,961,434     6,183,988      (53,281,351)

           2,052,893,035     70,072,859    410,747,655    3,018,060,297    35,138,512    1,178,758,869
          --------------   ------------   ------------   --------------   -----------   --------------
          $2,040,398,340   $ 75,179,830   $377,828,424   $3,105,021,731   $41,322,500   $1,125,477,518
          ==============   ============   ============   ==============   ===========   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                       FOR THE PERIOD ENDED JUNE 30, 2006

                                  (UNAUDITED)

                                                         EQUITY          MID-CAP        MID-CAP
                                                         GROWTH           VALUE          GROWTH
                                                     --------------   -------------   ------------
FROM OPERATIONS:
Net investment income (loss).......................  $    4,314,675   $   4,012,605   $   (428,963)
Net realized gains (losses) on transactions from:
  Securities.......................................      95,068,517      37,908,993     17,559,068
  Futures..........................................              --              --             --
  Written options..................................              --              --             --
  Foreign currency transactions....................              --              --             --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.......................................    (177,052,374)      1,526,600    (16,678,033)
  Futures..........................................              --              --             --
  Written options..................................              --              --             --
  Short sales......................................              --              --             --
  Foreign currency translations....................             102              --             --
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from operations..................................     (77,669,080)     43,448,198        452,072
                                                     --------------   -------------   ------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions......................................     404,328,217     200,667,961     84,932,734
Withdrawals........................................    (459,679,161)   (101,445,909)   (55,643,196)
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests........................................     (55,350,944)     99,222,052     29,289,538
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets..............    (133,020,024)    142,670,250     29,741,610
NET ASSETS:
Beginning of period................................   2,587,382,061     641,531,538    282,950,442
                                                     --------------   -------------   ------------
End of period......................................  $2,454,362,037   $ 784,201,788   $312,692,052
                                                     ==============   =============   ============

                       See notes to financial statements.

           SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE     HIGH YIELD    INTERNATIONAL
             VALUE           EQUITY          GROWTH         EQUITY          BOND           EQUITY
          ------------   --------------   ------------   ------------   ------------   --------------

          $    234,626   $    1,384,104   $   (263,516)  $   (389,926)  $ 17,127,155   $   23,826,522

             7,337,071       95,390,298       (646,006)    24,906,692      1,678,685      155,946,918
                    --         (147,259)            --             --             --               --
                    --               --             --             --             --               --
                    --               --             --             --         (4,252)         309,813

             2,200,610      (49,187,942)     2,527,335    (23,413,885)       624,808      (15,203,969)
                    --          590,833             --             --             --               --
                    --               --             --             --             --               --
                    --               --             --             --             --               --
                    --                5             --             --          2,242          112,809
          ------------   --------------   ------------   ------------   ------------   --------------

             9,772,307       48,030,039      1,617,813      1,102,881     19,428,638      164,992,093
          ------------   --------------   ------------   ------------   ------------   --------------

            53,110,347      283,247,787     43,617,238     67,051,702     91,693,891      359,084,789
           (39,172,116)    (391,362,551)   (25,177,273)   (86,919,426)   (88,181,852)    (438,672,602)
          ------------   --------------   ------------   ------------   ------------   --------------

            13,938,231     (108,114,764)    18,439,965    (19,867,724)     3,512,039      (79,587,813)
          ------------   --------------   ------------   ------------   ------------   --------------
            23,710,538      (60,084,725)    20,057,778    (18,764,843)    22,940,677       85,404,280

           218,749,221    1,296,671,909    132,903,534    382,129,060    416,027,255    1,721,786,149
          ------------   --------------   ------------   ------------   ------------   --------------
          $242,459,759   $1,236,587,184   $152,961,312   $363,364,217   $438,967,932   $1,807,190,429
          ============   ==============   ============   ============   ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                         HIGH        INTERMEDIATE
                                                        MONEY           QUALITY       GOVERNMENT
                                                       MARKET            BOND            BOND
                                                   ---------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss).....................  $    24,112,234   $  24,280,048   $   8,765,600
Net realized gains (losses) on transactions from:
  Securities.....................................           (1,321)     (3,873,615)     (4,498,062)
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Foreign currency transactions..................               --              --              --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.....................................               --      (5,794,902)       (713,722)
  Futures........................................               --              --              --
  Written options................................               --              --              --
  Short sales....................................               --              --              --
  Foreign currency translations..................               --              --              --
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from operations................................       24,110,913      14,611,531       3,553,816
                                                   ---------------   -------------   -------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions....................................    3,000,861,945     394,658,991     134,271,687
Withdrawals......................................   (3,068,547,985)   (311,465,734)   (133,221,631)
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests......................................      (67,686,040)     83,193,257       1,050,056
                                                   ---------------   -------------   -------------
Net increase (decrease) in net assets............      (43,575,127)     97,804,788       4,603,872
NET ASSETS:
Beginning of year................................      809,352,385     690,594,378     256,502,651
                                                   ---------------   -------------   -------------
End of year......................................  $   765,777,258   $ 788,399,166   $ 261,106,523
                                                   ===============   =============   =============

---------------

(1) Commencement of Operations, May 6, 2005.

                       See notes to financial statements.

                              TOTAL
               CORE           RETURN                         VALUE &                         GROWTH &
               BOND          BOND(1)        BALANCED          INCOME         VALUE(1)         INCOME
          --------------   ------------   -------------   --------------   ------------   --------------

          $   73,863,332   $  1,586,790   $   9,237,946   $   39,423,154   $    156,224   $   10,673,040

              (6,477,165)      (410,160)     25,146,537      256,256,688        262,769       61,012,020
               2,212,048         38,572         520,728               --             --          (61,117)
                 864,930         28,041         104,520               --             --               --
              (6,020,058)       112,407        (155,938)              --             --             (187)

             (26,483,597)       (26,456)    (13,066,904)    (101,548,512)       580,304        6,508,944
                 470,718         13,410        (125,867)              --             --          (23,415)
                 116,440             --              --               --             --               --
                (878,427)            --         (31,741)              --             --               --
               5,644,968          2,388         504,647               --             --             (711)
          --------------   ------------   -------------   --------------   ------------   --------------

              43,313,189      1,344,992      22,133,928      194,131,330        999,297       78,108,574
          --------------   ------------   -------------   --------------   ------------   --------------

             746,674,137     95,063,361     126,239,193      844,155,946     46,721,034      276,213,786
            (392,462,176)   (26,335,494)   (157,352,155)    (725,690,301)   (12,581,819)    (311,511,925)
          --------------   ------------   -------------   --------------   ------------   --------------

             354,211,961     68,727,867     (31,112,962)     118,465,645     34,139,215      (35,298,139)
          --------------   ------------   -------------   --------------   ------------   --------------
             397,525,150     70,072,859      (8,979,034)     312,596,975     35,138,512       42,810,435

           1,655,367,885             --     419,726,689    2,705,463,322             --    1,135,948,434
          --------------   ------------   -------------   --------------   ------------   --------------
          $2,052,893,035   $ 70,072,859   $ 410,747,655   $3,018,060,297   $ 35,138,512   $1,178,758,869
          ==============   ============   =============   ==============   ============   ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                         EQUITY          MID-CAP        MID-CAP
                                                         GROWTH           VALUE          GROWTH
                                                     --------------   -------------   ------------
FROM OPERATIONS:
Net investment income (loss).......................  $    8,012,738   $   6,538,965   $   (872,544)
Net realized gains (losses) on transactions from:
  Securities.......................................     106,473,301      58,473,413     16,182,706
  Futures..........................................              --              --             --
  Foreign currency transactions....................              --              --             --
Change in net unrealized appreciation
  (depreciation) on:
  Securities.......................................      60,565,829     (13,904,553)    17,077,446
  Futures..........................................              --              --             --
  Written options..................................              --              --             --
  Short sales......................................              --              --             --
  Foreign currency translations....................            (108)             --             --
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from operations..................................     175,051,760      51,107,825     32,387,608
                                                     --------------   -------------   ------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
Contributions......................................     722,199,519     288,221,115    101,501,469
Withdrawals........................................    (600,429,165)   (112,508,081)   (61,039,507)
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from transactions in investors' beneficial
  interests........................................     121,770,354     175,713,034     40,461,962
                                                     --------------   -------------   ------------
Net increase (decrease) in net assets..............     296,822,114     226,820,859     72,849,570
NET ASSETS:
Beginning of year..................................   2,290,559,947     414,710,679    210,100,872
                                                     --------------   -------------   ------------
End of year........................................  $2,587,382,061   $ 641,531,538   $282,950,442
                                                     ==============   =============   ============

                       See notes to financial statements.

           SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE      HIGH YIELD    INTERNATIONAL
             VALUE           EQUITY          GROWTH         EQUITY           BOND           EQUITY
          ------------   --------------   ------------   -------------   ------------   --------------

          $    196,879   $    1,169,845   $   (483,033)  $    (523,061)  $ 29,366,845   $   30,549,125

            10,466,324      150,782,575     17,043,638      25,848,657      2,376,419       79,654,574
                    --          180,475             --              --             --               --
                    --             (347)            --              --         88,320       (1,029,821)

           (18,234,057)     (26,525,774)   (14,455,154)      4,064,836    (18,982,146)      64,809,780
                    --         (137,225)            --              --             --               --
                    --               --             --              --             --               --
                    --               --             --              --             --               --
                    --              122             --              --             31         (260,276)
          ------------   --------------   ------------   -------------   ------------   --------------

            (7,570,854)     125,469,671      2,105,451      29,390,432     12,849,469      173,723,382
          ------------   --------------   ------------   -------------   ------------   --------------

            95,676,461      417,698,258     55,270,954     136,961,726    141,534,891      506,290,794
           (42,092,335)    (474,026,762)   (32,902,023)   (181,949,965)   (90,129,641)    (359,845,971)
          ------------   --------------   ------------   -------------   ------------   --------------

            53,584,126      (56,328,504)    22,368,931     (44,988,239)    51,405,250      146,444,823
          ------------   --------------   ------------   -------------   ------------   --------------
            46,013,272       69,141,167     24,474,382     (15,597,807)    64,254,719      320,168,205

           172,735,949    1,227,530,742    108,429,152     397,726,867    351,772,536    1,401,617,944
          ------------   --------------   ------------   -------------   ------------   --------------
          $218,749,221   $1,296,671,909   $132,903,534   $ 382,129,060   $416,027,255   $1,721,786,149
          ============   ==============   ============   =============   ============   ==============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER -- 41.8%
$38,610,000   Abbey National NA LLC,
                5.04%, 07/03/06..............  $ 38,599,189
 35,620,000   Bank of America Corp.,
                5.16%, 08/08/06..............    35,425,990
 12,500,000   Barclays US Funding LLC,
                5.12%, 08/07/06..............    12,434,158
  7,449,000   Chariot Funding LLC -- 144A,
                5.20%, 07/14/06..............     7,435,012
 10,864,000   Chariot Funding LLC -- 144A,
                5.20%, 07/17/06..............    10,838,892
 17,280,000   Chariot Funding LLC -- 144A,
                5.21%, 07/17/06..............    17,239,987
 35,110,000   Citigroup Funding, Inc.,
                5.24%, 08/14/06..............    34,885,140
 18,290,000   Citibank Credit Card Issuance
                Trust -- 144A,
                5.13%, 07/18/06..............    18,245,693
 36,410,000   Credit Suisse First Boston New
                York,
                5.25%, 07/24/06..............    36,287,875
  7,000,000   Falcon Asset Securitization --
                144A,
                5.23%, 07/20/06..............     6,980,678
 28,000,000   Falcon Asset Securitization --
                144A,
                5.26%, 07/24/06..............    27,905,905
 26,171,000   Jupiter Securities
                Corp. -- 144A,
                5.10%, 07/10/06..............    26,137,632
 22,290,000   Old Line Funding LLC -- 144A,
                5.05%, 07/06/06..............    22,274,366
 11,610,000   Old Line Funding LLC -- 144A,
                5.08%, 07/11/06..............    11,593,617
 20,190,000   Preferred Receivable Funding,
                5.21%, 07/19/06..............    20,137,405
 26,200,000   The Bear Stearns Companies,
                Inc.,
                5.09%, 11/07/06..............    25,722,134
 11,540,000   The Bear Stearns Companies,
                Inc.,
                5.10%, 11/14/06..............    11,317,663
  7,100,000   UBS Finance -- Delaware,
                5.27%, 07/03/06..............     7,097,921
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
                $370,559,257)................   370,559,257
                                               ------------
              YANKEE CERTIFICATES OF DEPOSIT -- 19.4%
 31,000,000   Bank of Nova Scotia,
                5.30%, 08/08/06..............    31,000,000
 37,620,000   BNP Paribas NY Branch,
                5.11%, 08/15/06..............    37,620,000
 34,670,000   Caylon NY Branch,
                5.34%, 05/04/07..............    34,670,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              YANKEE CERTIFICATES OF DEPOSIT (CONTINUED)
$34,850,000   Fortis Bank New York,
                5.08%, 07/05/06..............  $ 34,850,000
 33,860,000   Toronto Dominion,
                5.03%, 07/17/06..............    33,860,000
                                               ------------
              TOTAL YANKEE CERTIFICATES OF
                DEPOSIT (Cost
                $172,000,000)................   172,000,000
                                               ------------
              MEDIUM TERM CORPORATE NOTES -- 1.5%
 13,000,000   Caterpillar Financial Service
                Corp., Series MTN, Variable
                Rate,
                5.14%, 07/09/06(a) (Cost
                $13,000,000).................    13,000,000
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 11.7%
              FANNIE MAE -- 2.0%
 17,710,000   4.76%, 07/12/06................    17,684,269
                                               ------------
              FREDDIE MAC -- 9.7%
 33,580,000   3.80%, 07/12/06................    33,580,000
 33,900,000   4.93%, 01/18/07................    32,966,874
 19,870,000   5.50%, 07/03/07................    19,870,000
                                               ------------
                                                 86,416,874
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES (Cost
                $104,101,143)................   104,101,143
                                               ------------
              SHORT TERM CORPORATE NOTES -- 14.0%
 16,900,000   American Express Credit,
                Variable Rate,
                5.23%, 04/05/07(a)...........    16,900,000
 10,440,000   Canadian Imperial Bank of
                Commerce NY, Variable Rate,
                5.28%, 12/22/06(a)...........    10,440,000
 20,320,000   Greenwich Capital Holdings,
                Variable Rate,
                4.68%, 09/13/06(a)...........    20,320,000
 14,000,000   Merrill Lynch & Company --
                Series MNT5, Variable Rate,
                5.37%, 02/07/07(a)...........    14,000,000
 33,850,000   Morgan Stanley,
                Variable Rate,
                5.15%, 02/02/07(a)...........    33,850,000
 28,870,000   Societe Generale NY,
                Variable Rate,
                5.28%, 10/31/06(a)...........    28,868,588
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $124,378,588)....   124,378,588
                                               ------------
              TOTAL SECURITIES (Cost
                $784,038,988)................   784,038,988
                                               ------------

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 11.4%
$20,490,000   With Barclays Bank Agency
                Mortgage, dated 06/30/06,
                5.15%, due 07/03/06,
                repurchase proceeds at
                maturity $20,498,794
                (Collateralized by Freddie
                Mac, zero coupon, due
                12/26/06, with a value of
                $20,900,072).................  $ 20,490,000
      6,502   With Investors Bank & Trust,
                dated 06/30/06, 4.76%, due
                07/03/06, repurchase proceeds
                at maturity $6,505
                (Collateralized by Government
                National Mortgage
                Association,
                4.50%, due 09/20/31,
                with a value of $6,827)......         6,502
 35,900,000   With Morgan Stanley,
                dated 06/30/06, 5.15%, due
                07/03/06, repurchase proceeds
                at maturity $35,915,407
                (Collateralized by various
                Federal Home Loan Bank,
                4.50%, due 11/15/12-09/16/13,
                with a total value of
                $36,950,139).................    35,900,000
 44,580,000   With Warburg Dillon Reed,
                dated 06/30/06, 5.25%,
                due 07/03/06, repurchase
                proceeds at maturity
                $44,599,504 (Collateralized
                by Fannie Mae Adjustable Rate
                Mortgage, 6.42%, due
                02/01/34, with a value of
                $45,474,830).................    44,580,000
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $100,976,502)..........   100,976,502
                                               ------------
              Total Investments -- 99.8%
                (Cost $885,015,490)..........   885,015,490
              Other assets less
                liabilities -- 0.2%..........     1,543,445
                                               ------------
              NET ASSETS -- 100.0%...........  $886,558,935
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $885,015,490.
---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 74.2%
              AEROSPACE AND DEFENSE -- 0.5%
$ 4,375,000   The Boeing Company,
                8.10%, 11/15/06..............  $  4,411,706
                                               ------------
              AUTOMOBILE: RENTAL -- 0.6%
  4,800,000   General American Transportation
                Corp. -- New York,
                6.75%, 05/01/09..............     4,869,283
                                               ------------
              BANKS -- 9.0%
  2,905,000   ABN AMRO Bank NV -- Chicago,
                7.13%, 06/18/07..............     2,943,087
  5,000,000   American Express Bank FSB,
                Series BKNT, Floating Rate,
                5.35%, 06/22/09(c)...........     5,002,685
  3,000,000   American Express Centurion
                Bank, Series BKNT,
                4.38%, 07/30/09..............     2,899,008
  4,330,000   Bank of America Corp.,
                7.13%, 03/01/09..............     4,482,533
  1,375,000   Bank of America Corp.,
                7.80%, 02/15/10..............     1,469,412
  6,000,000   Bank of Montreal-Chicago,
                7.80%, 04/01/07..............     6,087,036
  4,600,000   Bank of Scotland -- 144A
                (United Kingdom),
                3.50%, 11/30/07..............     4,474,107
 13,100,000   Bank One Corp.,
                2.63%, 06/30/08..............    12,372,060
  2,650,000   BankBoston NA, Series BKNT,
                6.38%, 04/15/08..............     2,681,845
  2,000,000   HBOS Treasury Services
                PLC -- 144A (United Kingdom),
                3.75%, 09/30/08..............     1,922,916
  3,636,364   National City Bank, Series
                BKNT,
                2.70%, 08/24/09..............     3,485,636
  3,000,000   Swiss Bank Corp.,
                7.25%, 09/01/06..............     3,005,835
  3,630,000   US Bank NA, Series BKNT,
                4.13%, 03/17/08..............     3,546,118
  3,125,000   Wachovia Corp.,
                5.63%, 12/15/08..............     3,124,494
  7,000,000   Wachovia Corp., Floating Rate,
                5.38%, 07/20/07(c)...........     7,010,136
  8,500,000   Wells Fargo & Company,
                Floating Rate,
                5.51%, 03/23/10(b)...........     8,509,860
  1,000,000   Wells Fargo & Company, Series
                MTNH,
                6.75%, 10/01/06..............     1,002,145
                                               ------------
                                                 74,018,913
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              EQUIPMENT RENTAL AND LEASING -- 1.3%
$ 6,675,000   International Lease Finance
                Corp.,
                6.38%, 03/15/09..............  $  6,778,202
  4,000,000   International Lease Finance
                Corp.,
                4.75%, 07/01/09..............     3,893,224
                                               ------------
                                                 10,671,426
                                               ------------
              FINANCIAL SERVICES -- 9.5%
  1,575,000   Capital One Financial Corp.,
                7.13%, 08/01/08..............     1,611,967
  2,050,000   Caterpillar Financial Services
                Corp., Series MTND,
                9.50%, 02/06/07..............     2,076,275
  2,900,000   Caterpillar Financial Services
                Corp., Series MTNF,
                3.10%, 05/15/07..............     2,838,993
  2,000,000   Caterpillar Financial Services
                Corp., Series MTNF,
                3.63%, 11/15/07..............     1,947,412
  5,000,000   Citigroup, Inc.,
                3.50%, 02/01/08..............     4,843,745
  7,200,000   Credit Suisse First Boston USA,
                Inc.,
                4.70%, 06/01/09..............     7,013,578
  1,000,000   General Electric Capital Corp.,
                Series MTNA,
                8.70%, 03/01/07..............     1,018,923
  2,500,000   General Electric Capital Corp.,
                Series MTNA,
                4.00%, 06/15/09..............     2,394,163
  1,500,000   Goldman Sachs Group, Inc.,
                4.50%, 06/15/10..............     1,435,376
  8,000,000   Goldman Sachs Group, Inc.,
                Series MTN, Floating Rate,
                5.41%, 10/07/11(b)...........     8,065,407
  8,060,000   Lehman Brothers Holdings, Inc.,
                7.00%, 02/01/08..............     8,213,784
  2,750,000   Lehman Brothers Holdings, Inc.,
                Series MTNG,
                3.95%, 11/10/09..............     2,601,192
  7,775,000   Merrill Lynch & Company, Series
                MTNC,
                4.83%, 10/27/08..............     7,636,854
  6,000,000   Merrill Lynch & Company, Series
                MTNC,
                4.13%, 01/15/09..............     5,785,338
  2,354,000   Morgan Stanley,
                3.88%, 01/15/09..............     2,259,809
  2,000,000   Morgan Stanley, Floating Rate,
                5.24%, 07/27/07(b)...........     2,002,528
  4,125,000   Residential Capital Corp.,
                6.13%, 11/21/08..............     4,079,415
  4,000,000   Residential Capital Corp.,
                6.38%, 06/30/10..............     3,948,980

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$ 2,100,000   The Bear Stearns Companies,
                Inc.,
                3.25%, 03/25/09..............  $  1,975,814
  6,000,000   The Bear Stearns Companies,
                Inc., Floating Rate,
                5.30%, 04/29/08(b)...........     6,015,936
                                               ------------
                                                 77,765,489
                                               ------------
              INSURANCE -- 1.5%
 10,000,000   Met Life Global Funding
                I -- 144A,
                4.25%, 07/30/09..............     9,650,060
  2,485,000   Prudential Financial, Inc.,
                Series MTN,
                3.75%, 05/01/08..............     2,400,870
                                               ------------
                                                 12,050,930
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.3%
  2,525,000   Abbott Laboratories,
                3.50%, 02/17/09..............     2,401,376
                                               ------------
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES AND AUTOMOTIVE EQUIPMENT -- 14.8%
  4,500,000   Bay View Auto Trust, Series
                2005-LJ1, Class A4,
                4.09%, 05/25/12..............     4,352,401
  3,000,000   Capital Auto Receivables Asset
                Trust, Series 2005-1, Class
                A4,
                4.05%, 07/15/09..............     2,956,906
  4,000,000   Capital One Auto Finance Trust,
                Series 2005-A, Class A3,
                4.28%, 07/15/09..............     3,964,818
  2,000,000   Capital One Auto Finance Trust,
                Series 2005-BSS, Class A3,
                4.08%, 11/15/09..............     1,967,603
  2,000,000   Capital One Auto Finance Trust,
                Series 2005-C, Class A3,
                4.61%, 07/15/10..............     1,976,150
  3,500,000   Capital One Prime Auto
                Receivables Trust, Series
                2004-3, Class A4,
                3.69%, 06/15/10..............     3,383,572
  4,000,000   Capital One Prime Auto
                Receivables Trust, Series
                2006-1, Class A2,
                5.04%, 11/15/08..............     3,988,479
  4,500,000   Carmax Auto Owner Trust, Series
                2004-2, Class A4,
                3.46%, 09/15/11..............     4,348,496
  3,100,000   Carmax Auto Owner Trust, Series
                2005-2, Class A4,
                4.34%, 09/15/10..............     3,009,202
    952,885   Chase Manhattan Auto Owner
                Trust, Series 2004-A, Class
                CTFS,
                2.58%, 09/15/10..............       928,160

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES AND AUTOMOTIVE EQUIPMENT
                (CONTINUED)
$ 3,000,000   Chase Manhattan Auto Owner
                Trust, Series 2005-A, Class
                CTFS,
                4.04%, 04/15/11..............  $  2,936,718
  2,000,000   Chase Manhattan Auto Owner
                Trust, Series 2006-A, Class
                A4,
                5.36%, 01/15/13..............     1,990,444
  2,500,000   Chase Manhattan Auto Owner
                Trust, Series 2006-A, Class
                CTFS,
                5.47%, 01/15/13..............     2,492,269
  7,500,000   Fifth Third Auto Trust, Series
                2004-A, Class A4,
                3.70%, 10/20/11..............     7,315,936
  2,250,000   Ford Credit Auto Owner Trust,
                Series 2005-B, Class B,
                4.64%, 04/15/10..............     2,198,388
  1,000,000   Ford Credit Auto Owner Trust,
                Series 2005-B, Class C,
                4.83%, 08/15/10..............       978,199
  2,400,000   Ford Credit Auto Owner Trust,
                Series 2005-C, Class A3,
                4.30%, 08/15/09..............     2,359,164
  3,600,000   Ford Credit Auto Owner Trust,
                Series 2005-C, Class B,
                4.52%, 09/15/10..............     3,487,254
  8,500,000   Ford Credit Auto Owner Trust,
                Series 2006-A, Class A2A,
                5.04%, 09/15/08..............     8,483,384
  2,544,361   Franklin Auto Trust, Series
                2003-1, Class A4,
                2.27%, 05/20/11..............     2,475,228
  1,692,742   Franklin Auto Trust, Series
                2004-1, Class A2,
                3.57%, 03/16/09..............     1,681,039
  3,000,000   Harley-Davidson Motorcycle
                Trust, Series 2004-1, Class
                A2,
                2.53%, 11/15/11..............     2,899,095
  5,000,000   Hertz Vehicle Financing
                LLC -- 144A, Series 2005-2A,
                Class A2,
                4.93%, 02/25/10..............     4,915,563
  4,500,000   Honda Auto Receivables Owner
                Trust, Series 2006-1, Class
                A3,
                5.07%, 02/18/10..............     4,467,890
  3,500,000   Long Beach Auto Receivables
                Trust, Series 2005-B, Class
                A3,
                4.41%, 05/15/10..............     3,447,495
  2,000,000   Long Beach Auto Receivables
                Trust, Series 2006-A, Class
                A2,
                5.36%, 11/15/09(n)...........     1,995,938
  1,316,699   National City Auto Receivables
                Trust, Series 2004-A, Class
                A3,
                2.11%, 07/15/08..............     1,306,425

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES AND AUTOMOTIVE EQUIPMENT
                (CONTINUED)
$ 4,000,000   Nissan Auto Receivables Owner
                Trust, Series 2006-B, Class
                A2,
                5.18%, 08/15/08..............  $  3,989,981
    135,014   Onyx Acceptance Owner Trust,
                Series 2004-A, Class A3,
                2.19%, 03/17/08..............       134,897
  3,250,000   Onyx Acceptance Owner Trust,
                Series 2005-A, Class A4,
                3.91%, 09/15/11..............     3,155,156
    238,297   Regions Auto Receivables Trust,
                Series 2003-2, Class A3,
                2.31%, 01/15/08..............       238,183
    446,711   Ryder Vehicle Lease Trust,
                Series 2001-A, Class A5,
                6.17%, 11/15/07..............       447,405
    566,187   Susquehanna Auto Lease
                Trust -- 144A, Series 2003-1,
                Class A3,
                2.46%, 01/14/07..............       565,934
  1,000,000   Susquehanna Auto Lease
                Trust -- 144A, Series 2003-1,
                Class C,
                4.81%, 09/14/07..............       999,199
  9,600,000   Susquehanna Auto Lease
                Trust -- 144A, Series 2005-1,
                Class A3,
                4.43%, 06/16/08..............     9,499,498
  2,000,000   Susquehanna Auto Lease
                Trust -- 144A, Series 2005-1,
                Class B,
                4.71%, 07/14/08..............     1,969,774
  2,153,040   Triad Auto Receivables Owner
                Trust, Series 2002-A, Class
                A4,
                3.24%, 08/12/09..............     2,132,837
  4,500,000   WFS Financial Owner Trust,
                Series 2004-1, Class A4,
                2.81%, 08/22/11..............     4,388,760
  7,000,000   World Omni Auto Receivables
                Trust, Series 2006-A, Class
                A2,
                5.05%, 10/15/08..............     6,985,471
                                               ------------
                                                120,813,311
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 2.8%
 14,435,000   Citibank Credit Card Issuance
                Trust, Series 2004-A1, Class
                A1,
                2.55%, 01/20/09..............    14,213,810
  1,925,000   Citibank Credit Card Issuance
                Trust, Series 2006-B2, Class
                B2,
                5.15%, 03/07/11..............     1,898,807
  4,024,000   Discover Card Master Trust I,
                Series 2002-2, Class A,
                5.15%, 10/15/09..............     4,014,255

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: CREDIT CARDS
                (CONTINUED)
$ 1,550,000   Discover Card Master Trust I,
                Series 2002-2, Class B,
                5.45%, 10/15/09..............  $  1,547,396
  1,700,000   Household Private Label Credit
                Card Master Note Trust I,
                Series 2002-2, Class A,
                Floating Rate,
                5.37%, 01/18/11(c)...........     1,702,140
                                               ------------
                                                 23,376,408
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 5.6%
  2,545,625   Caterpillar Financial Asset
                Trust, Series 2004-A, Class
                A3,
                3.13%, 01/26/09..............     2,508,782
  5,000,000   Caterpillar Financial Asset
                Trust, Series 2005-A, Class
                A4,
                4.10%, 06/25/10..............     4,871,573
  3,000,000   Caterpillar Financial Asset
                Trust, Series 2006-A, Class
                B,
                5.71%, 06/25/12..............     2,999,189
  2,718,822   Community Program Loan Trust,
                Series 1987-A, Class A4,
                4.50%, 10/01/18..............     2,655,294
  6,941,577   Greenwich Capital Commercial
                Funding Corp., Series
                2005-GG5, Class A1,
                4.79%, 04/10/37..............     6,821,170
  7,000,000   Greenwich Capital Commercial
                Funding Corp., Series
                2006-GG7, Class A1,
                5.74%, 12/10/10..............     6,999,803
  1,346,936   Morgan Stanley Capital I,
                Series 2003-T11, Class A1,
                3.26%, 06/13/41..............     1,302,151
  1,353,380   Morgan Stanley Capital I,
                Series 2004-T13, Class A1,
                2.85%, 09/13/45..............     1,297,017
  6,786,300   Morgan Stanley Capital I,
                Series 2005-HQ5, Class A1,
                4.52%, 01/14/42..............     6,634,275
  2,663,914   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A1,
                4.65%, 08/13/42..............     2,605,337
  4,650,000   Morgan Stanley Capital I,
                Series 2006-IQ11, Class A1,
                5.55%, 10/15/42(n)...........     4,637,253
  2,473,232   Public Service New Hampshire
                Funding LLC, Series 2001-1,
                Class A2,
                5.73%, 11/01/10..............     2,481,440
                                               ------------
                                                 45,813,284
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 13.8%
$ 2,948,234   American General Mortgage Loan
                Trust, Series 2006-1, Class
                A1,
                5.75%, 12/25/35..............  $  2,941,190
  1,475,156   Banc of America Commercial
                Mortgage, Inc., Series
                2002-2, Class A1,
                3.37%, 07/11/43..............     1,456,465
  2,225,868   Banc of America Commercial
                Mortgage, Inc., Series
                2003-2, Class A1,
                3.41%, 03/11/41..............     2,150,553
  1,060,941   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 1998-C1, Class A1,
                6.34%, 06/16/30..............     1,064,706
    458,377   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 1999-C1, Class A1,
                5.91%, 02/14/31..............       458,454
    914,258   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2001-TOP4, Class A1,
                5.06%, 11/15/16..............       902,600
    852,563   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2002-PBW1, Class A1,
                3.97%, 11/11/35..............       822,197
  1,549,360   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2004-PWR5, Class A1,
                3.76%, 07/11/42..............     1,496,944
  1,823,182   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2005-PWR9, Class A1,
                4.50%, 09/11/42..............     1,775,222
  3,920,652   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2006-T22, Class A1,
                5.41%, 04/12/38..............     3,897,900
  3,770,600   Citigroup/Deutsche Bank
                Commercial Mortgage Trust,
                Series 2005-CD1, Class A1,
                5.05%, 07/15/44..............     3,718,612
  1,692,961   Commercial Mortgage
                Pass-Through Certificates,
                Series 2004-LB2A, Class A1,
                2.96%, 03/10/39..............     1,629,081
  5,000,000   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2001-CP4, Class A2,
                5.87%, 12/15/35..............     5,006,690
  2,338,694   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2003-C3, Class A1,
                2.08%, 05/15/38..............     2,253,294
  2,025,440   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2004-C1, Class A1,
                2.25%, 01/15/37..............     1,975,816

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   705,053   GE Capital Commercial Mortgage
                Corp., Series 2001-3, Class
                A1,
                5.56%, 06/10/38..............  $    703,805
    324,052   GE Capital Commercial Mortgage
                Corp., Series 2002-1, Class
                A1,
                5.03%, 12/10/35..............       323,088
  7,000,000   GE Capital Commercial Mortgage
                Corp., Series 2002-1A, Class
                A2,
                5.99%, 12/10/35..............     7,061,924
  3,483,616   GE Capital Commercial Mortgage
                Corp., Series 2002-3A, Class
                A1,
                4.23%, 12/10/37..............     3,366,150
  1,974,351   GE Capital Commercial Mortgage
                Corp., Series 2004-C3, Class
                A1,
                3.75%, 07/10/39..............     1,917,966
  2,025,456   GE Capital Commercial Mortgage
                Corp., Series 2005-C1, Class
                A1,
                4.01%, 06/10/48..............     1,973,179
  2,200,000   GMAC Mortgage Corp. Loan Trust,
                Series 2004-GH1, Class A2,
                4.39%, 12/25/25..............     2,173,623
    928,141   Interstar Millennium Trust,
                Series 2003-3G, Class A2
                (Australia), Floating Rate,
                5.73%, 09/27/35(b)...........       930,667
  1,556,884   Interstar Millennium Trust,
                Series 2004-2G, Class A
                (Australia), Floating Rate,
                5.52%, 03/14/36(b)...........     1,560,425
    746,918   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2002-C2, Class A1,
                4.33%, 12/12/34..............       719,495
  4,868,097   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-LDP4, Class A1,
                4.61%, 10/15/42..............     4,768,667
  3,133,776   JPMorgan Mortgage Trust, Series
                2005-A1, Class 5A1,
                4.48%, 02/25/35..............     3,010,963
  1,372,547   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1, Class
                A1,
                2.72%, 03/15/27..............     1,327,611
  1,850,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C1, Class
                A2,
                3.32%, 03/15/27..............     1,782,839
  2,346,027   LB-UBS Commercial Mortgage
                Trust, Series 2003-C3, Class
                A1,
                2.60%, 05/15/27..............     2,253,299
  3,000,000   LB-UBS Commercial Mortgage
                Trust, Series 2003-C5, Class
                A2,
                3.48%, 07/15/27..............     2,877,263

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 1,681,991   LB-UBS Commercial Mortgage
                Trust, Series 2004-C8, Class
                A1,
                3.94%, 12/15/29..............  $  1,632,700
    902,948   LB-UBS Commercial Mortgage
                Trust, Series 2005-C5, Class
                A1,
                4.74%, 09/15/40..............       886,755
  4,637,603   LB-UBS Commercial Mortgage
                Trust, Series 2005-C7, Class
                A1,
                4.99%, 11/15/30..............     4,576,455
  2,300,000   Permanent Financing PLC, Series
                7, Class 2A (United Kingdom),
                Floating Rate,
                5.34%, 09/10/14(b)...........     2,299,787
  3,000,000   Popular ABS Mortgage
                Pass-Through Trust, Series
                2005-3, Class AF3,
                4.44%, 07/25/35..............     2,936,093
  6,942,650   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-23, Class 1A3,
                5.45%, 01/25/36..............     6,855,698
  7,382,122   Structured Adjustable Rate
                Mortgage Loan, Series 2006-1,
                Class 5A1,
                5.25%, 02/25/36..............     7,298,395
  3,329,505   Wachovia Bank Commercial
                Mortgage Trust, Series
                2003-4, Class A1,
                3.00%, 04/15/35..............     3,223,171
  8,000,000   Washington Mutual Mortgage
                Pass-Through Certificates,
                WMALT Series 2005-8, Class
                1A8,
                5.50%, 10/25/35..............     7,921,919
  2,247,761   Wells Fargo Mortgage Backed
                Securities Trust, Series
                2003-11, Class 1A1,
                3.50%, 10/25/18..............     2,192,662
  5,468,289   Wells Fargo Mortgage Backed
                Securities Trust, Series
                2005-9, Class 1A1,
                4.75%, 10/25/35..............     5,310,264
                                               ------------
                                                113,434,587
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 5.9%
  5,000,000   ALG Student Loan Trust -- 144A,
                Series 2006-1A, Class A1,
                Floating Rate,
                5.22%, 10/28/18(b)...........     5,000,000
  1,191,495   Bear Stearns Asset Backed
                Securities, Inc., Series
                2003-AC3, Class A1,
                4.00%, 07/25/33..............     1,161,969
  4,672,000   California Infrastructure PG&E
                Corp., Series 1997-1, Class
                A8,
                6.48%, 12/26/09..............     4,719,936

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER (CONTINUED)
$   447,999   California Infrastructure
                SCE-1, Series 1997-1, Class
                A6,
                6.38%, 09/25/08..............  $    449,280
     44,426   CIT Equipment Collateral,
                Series 2003-VT1, Class A3B,
                1.63%, 04/20/07..............        44,365
    609,708   CIT Equipment Collateral,
                Series 2004-VT1, Class A3,
                2.20%, 03/20/08..............       602,415
  3,000,000   CIT Equipment Collateral,
                Series 2006-VT1, Class A3,
                5.13%, 12/21/09..............     2,980,893
  1,215,954   CIT RV Trust, Series 1998-A,
                Class A5,
                6.12%, 11/15/13..............     1,216,973
  3,828,425   CNH Equipment Trust, Series
                2004-A, Class A3B,
                2.94%, 10/15/08..............     3,777,816
  3,102,809   Connecticut RRB Special Purpose
                Trust CL&P1, Series 2001-1,
                Class A3,
                5.73%, 03/30/09..............     3,105,723
  1,818,854   Crusade Global Trust, Series
                2004-2, Class A1 (Australia),
                Floating Rate,
                5.30%, 11/19/37(b)...........     1,819,163
  1,000,000   GE Dealer Floorplan Master Note
                Trust, Series 2004-1, Class
                B, Floating Rate,
                5.53%, 07/20/08(c)...........     1,000,526
  3,651,000   Goal Capital Funding Trust,
                Series 2006-1, Class A1,
                Floating Rate,
                5.21%, 08/25/20(b)...........     3,647,007
  7,000,000   John Deere Owner Trust, Series
                2006-A, Class A3,
                5.38%, 07/15/10..............     6,912,499
  5,722,029   Marlin Leasing Receivables
                LLC -- 144A, Series 2005-1A,
                Class A2,
                4.49%, 01/15/08..............     5,696,994
  3,055,500   Nelnet Student Loan Corp.,
                Series 2001-A, Class A1,
                5.76%, 07/01/12..............     3,071,180
  1,039,062   PBG Equipment Trust, Series 1A,
                Class A,
                6.27%, 01/20/12..............     1,040,347
  2,400,000   Providian Gateway Master
                Trust -- 144A, Series
                2004-FA, Class A,
                3.65%, 11/15/11..............     2,339,626
                                               ------------
                                                 48,586,712
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: TRANSPORTATION -- 0.9%
$ 2,150,000   E-Trade RV and Marine Trust,
                Series 2004-1, Class A3,
                3.62%, 10/08/18..............  $  2,030,972
     79,061   Railcar Leasing LLC -- 144A,
                Series 1, Class A1,
                6.75%, 07/15/06..............        79,152
  5,000,000   Railcar Leasing LLC, Series 1,
                Class A2,
                7.13%, 01/15/13..............     5,156,175
                                               ------------
                                                  7,266,299
                                               ------------
              PRIVATE ASSET BACKED: UTILITIES -- 0.3%
  2,819,429   PECO Energy Transition Trust,
                Series 1999-A, Class A6,
                6.05%, 03/01/09..............     2,827,183
                                               ------------
              SPECIAL PURPOSE ENTITY -- 0.9%
  2,500,000   New York Life Global
                Funding -- 144A,
                3.88%, 01/15/09..............     2,396,925
  5,000,000   New York Life Global
                Funding -- 144A, Floating
                Rate,
                5.27%, 02/26/07(b)...........     5,002,485
                                               ------------
                                                  7,399,410
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 2.0%
  9,150,000   SBC Communications, Inc.,
                4.13%, 09/15/09..............     8,699,399
  4,075,000   Sprint Capital Corp.,
                6.38%, 05/01/09..............     4,141,484
  3,275,000   Sprint Capital Corp.,
                7.63%, 01/30/11..............     3,489,342
                                               ------------
                                                 16,330,225
                                               ------------
              TRANSPORTATION -- 1.3%
 10,000,000   Union Pacific Corp.,
                7.25%, 11/01/08..............    10,371,910
                                               ------------
              UTILITIES -- 3.2%
  6,725,000   Alabama Power Company, Series
                G,
                5.38%, 10/01/08..............     6,682,416
  3,000,000   Consolidated Edison Company of
                New York, Inc.,
                4.70%, 06/15/09..............     2,924,751
  1,750,000   Metropolitan Edison Company,
                4.45%, 03/15/10..............     1,665,946
  3,195,000   Northern States Power
                Company -- Minnesota,
                6.88%, 08/01/09..............     3,280,572

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$ 5,200,000   Northern States Power
                Company -- Wisconsin,
                7.64%, 10/01/08..............  $  5,390,882
  6,234,000   Ohio Edison,
                4.00%, 05/01/08..............     6,033,290
                                               ------------
                                                 25,977,857
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $619,736,519)..........   608,386,309
                                               ------------
              US TREASURY SECURITIES -- 2.4%
              US TREASURY NOTES
 20,000,000   4.25%, 11/30/07(h)
                (Cost $19,938,778)...........    19,742,200
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 21.4%
              FANNIE MAE -- 3.2%
  7,000,000   3.00%, 03/02/07................     6,885,577
  3,800,000   5.25%, 06/15/08................     3,786,179
    864,537   PL# 254062, 6.00%, 10/01/11....       866,095
  1,867,279   PL# 254754, 4.50%, 05/01/10....     1,800,065
  2,774,139   PL# 254758, 4.50%, 06/01/13....     2,674,971
  1,379,248   PL# 254805, 5.00%, 06/01/13....     1,350,519
  2,674,505   PL# 254807, 5.00%, 07/01/13....     2,618,770
    698,444   PL# 323743, 5.00%, 04/01/14....       675,065
    405,440   PL# 429168, 6.00%, 05/01/13....       407,004
    272,595   PL# 50903, 6.00%, 09/01/08.....       272,216
    358,100   PL# 50973, 6.00%, 01/01/09.....       357,603
    438,810   PL# 517699, 6.00%, 07/01/14....       440,344
  1,317,839   PL# 545038, 6.00%, 09/01/14....     1,321,722
  2,862,686   PL# 555154, 5.50%, 12/01/22....     2,788,262
    202,168   PL# 609771, 6.00%, 09/01/08....       203,394
                                               ------------
                                                 26,447,786
                                               ------------
              FEDERAL HOME LOAN BANK -- 2.7%
  7,500,000   4.00%, 04/25/07................     7,407,675
 10,000,000   Series 623,
                4.63%, 07/18/07..............     9,912,130
  5,321,512   Series 6T-9009,
                3.84%, 11/25/09..............     5,065,414
                                               ------------
                                                 22,385,219
                                               ------------
              FREDDIE MAC -- 1.2%
  4,555,000   4.25%, 02/28/07................     4,517,376
  5,000,000   4.50%, 04/18/07................     4,955,895
                                               ------------
                                                  9,473,271
                                               ------------
              FREDDIE MAC GOLD -- 0.9%
    157,052   PL# E00532, 6.50%, 02/01/13....       159,097
    275,142   PL# E00542, 6.50%, 04/01/13....       278,702
    723,959   PL# E00676, 5.50%, 06/01/14....       711,555
  1,072,040   PL# E89557, 5.50%, 04/01/17....     1,054,028

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC GOLD (CONTINUED)
$ 3,977,694   PL# G40426, 5.50%, 03/01/11....  $  3,938,137
    937,314   PL# M90802, 4.00%, 03/01/08....       905,025
                                               ------------
                                                  7,046,544
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 0.2%
  2,035,248   PL# 436708, 5.75%, 12/15/22....     2,013,861
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 12.6%
  1,721,033   Fannie Mae -- ACES, Series
                1998-M1, Class A2,
                6.25%, 01/25/08..............     1,725,264
    416,141   Fannie Mae, Series 1993-234,
                Class PC,
                5.50%, 12/25/08..............       415,101
  5,400,000   Fannie Mae, Series 2003-32,
                Class PE,
                4.00%, 03/25/26..............     5,178,911
  2,083,631   Fannie Mae, Series 2003-34,
                Class GT,
                4.00%, 01/25/27..............     2,033,424
  4,242,869   Fannie Mae, Series 2003-46,
                Class PQ,
                3.00%, 06/25/19..............     4,195,094
  2,550,000   Fannie Mae, Series 2003-62,
                Class OD,
                3.50%, 04/25/26..............     2,409,863
  2,123,329   Fannie Mae, Series 2003-63,
                Class GU,
                4.00%, 07/25/33..............     2,070,590
  1,323,636   Fannie Mae, Series 2003-67,
                Class GL,
                3.00%, 01/25/25..............     1,279,555
  5,857,363   Fannie Mae, Series 2003-69,
                Class GJ,
                3.50%, 12/25/31..............     5,450,036
  4,784,826   Fannie Mae, Series 2003-92,
                Class KQ,
                3.50%, 06/25/23..............     4,652,717
  2,159,103   Fannie Mae, Series 2004-21,
                Class QA,
                4.00%, 11/25/17..............     2,137,013
  3,217,330   Fannie Mae, Series 2004-70,
                Class DN,
                4.00%, 12/25/29..............     3,041,592
  6,240,302   Fannie Mae, Series 2004-80,
                Class LG,
                4.00%, 10/25/16..............     6,030,166
  7,161,542   Federal Home Loan Bank, Series
                00-0582, Class H,
                4.75%, 10/25/10..............     6,957,997
  5,075,153   Federal Home Loan Bank, Series
                1Y-9009, Class A,
                4.06%, 08/25/09..............     4,878,014

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 2,631,692   Federal Home Loan Bank, Series
                3Q-9009, Class 1,
                3.92%, 09/25/09..............  $  2,515,697
  1,524,035   Freddie Mac, Series 2454, Class
                BG,
                6.50%, 08/15/31..............     1,536,551
  2,412,562   Freddie Mac, Series 2614, Class
                JA,
                3.76%, 03/15/29..............     2,275,088
  6,410,111   Freddie Mac, Series 2625, Class
                JD,
                3.25%, 07/15/17..............     5,979,022
  5,763,519   Freddie Mac, Series 2627, Class
                KP,
                2.87%, 12/15/16..............     5,371,368
  6,647,604   Freddie Mac, Series 2630, Class
                HC,
                4.00%, 01/15/17..............     6,363,570
  5,800,000   Freddie Mac, Series 2631, Class
                CD,
                4.00%, 10/15/26..............     5,525,677
  6,617,513   Freddie Mac, Series 2637, Class
                A,
                3.38%, 03/15/18..............     6,141,742
  5,072,174   Freddie Mac, Series 2672, Class
                HA,
                4.00%, 09/15/16..............     4,858,634
  3,190,846   Freddie Mac, Series 2760, Class
                EA,
                4.50%, 04/15/13..............     3,150,366
  2,230,796   Freddie Mac, Series 2782, Class
                HE,
                4.00%, 09/15/17..............     2,121,526
  5,258,973   Freddie Mac, Series 3056, Class
                AP,
                5.50%, 01/15/27..............     5,236,973
                                               ------------
                                                103,531,551
                                               ------------
              PRIVATE ASSET BACKED: US GOVERNMENT
                AGENCIES -- 0.6%
  5,000,000   Student Loan Marketing
                Association Student Loan
                Trust -- 144A, Series 2003-4,
                Class A5B,
                3.39%, 03/15/33..............     4,804,725
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $180,607,548)................   175,702,957
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 0.5%
  4,000,000   Province of Ontario (Canada),
                5.50%, 10/01/08 (Cost
                $4,142,000)..................     4,001,540
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              MUNICIPAL BONDS -- 0.8%
              TEXAS
$ 6,350,000   Brazos Texas Higher Education
                Authority, Revenue Bond,
                Series A-5,
                4.91%, 12/01/40 (Cost
                $6,281,539)..................  $  6,252,464
                                               ------------
              SECURITIES LENDING COLLATERAL -- 3.3%
 27,278,625   Securities Lending Collateral
                Investment (Note 4)
                (Cost $27,278,625)...........    27,278,625
                                               ------------
              TOTAL SECURITIES
                (Cost $857,985,009)..........   841,364,095
                                               ------------
              REPURCHASE AGREEMENTS -- 0.1%
  1,108,158   With Investors Bank and Trust,
                dated 06/30/06, 4.76%, due
                07/03/06, repurchase proceeds
                at maturity $1,108,598
                (Collateralized by Small
                Business Administration,
                8.88%, due 09/25/14, with a
                value of $1,163,566) (Cost
                $1,108,158)..................     1,108,158
                                               ------------
              Total Investments -- 102.7%
                (Cost $859,093,167)..........   842,472,253
              Liabilities less other
                assets -- (2.7)%.............   (22,088,625)
                                               ------------
              NET ASSETS -- 100.0%...........  $820,383,628
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $859,093,167.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $    141,970
    Gross unrealized depreciation..........   (16,762,884)
                                             ------------
    Net unrealized depreciation............  $(16,620,914)
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 68.6%
              US TREASURY NOTES
$19,731,000   7.00%, 07/15/06................  $ 19,744,891
 20,382,000   4.63%, 02/29/08(h).............    20,202,863
 11,525,000   4.00%, 06/15/09(h).............    11,174,306
 13,697,000   3.63%, 07/15/09................    13,129,328
  2,050,000   4.50%, 02/28/11................     1,999,552
 41,823,000   4.88%, 02/15/12(h).............    41,378,671
  5,713,000   4.50%, 11/15/15................     5,443,421
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $113,201,769)..........   113,073,032
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 9.8%
              FANNIE MAE -- 2.3%
  1,062,678   PL# 607848, 6.50%, 11/01/31....     1,072,703
    143,119   PL# 642312, 6.50%, 05/01/32....       144,427
     87,644   PL# 648057, 6.50%, 07/01/32....        88,857
  2,091,071   PL# 648688, 6.50%, 07/01/32....     2,119,714
    408,212   PL# 685402, 6.50%, 01/01/33....       413,808
                                               ------------
                                                  3,839,509
                                               ------------
              FREDDIE MAC -- 7.1%
 11,900,000   4.38%, 11/16/07................    11,727,747
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 0.4%
    611,039   PL# 615244,
                6.50%, 06/15/33..............       619,196
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $16,379,093).................    16,186,452
                                               ------------
              CORPORATE BONDS AND NOTES -- 18.8%
              PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                VEHICLES AND AUTOMOTIVE EQUIPMENT -- 3.6%
    441,000   Navistar Financial Corp. Owner
                Trust, Series 2005-A, Class
                A4,
                4.43%, 01/15/14..............       427,064
  2,267,000   Triad Auto Receivables Owner
                Trust, Series 2006-A, Class
                A4,
                4.88%, 04/12/13..............     2,219,041
  2,973,000   Wachovia Auto Owner Trust,
                Series 2005-B, Class A5,
                4.93%, 11/20/12..............     2,906,047
    356,000   WFS Financial Owner Trust,
                Series 2005-3, Class A4,
                4.39%, 05/17/13..............       347,742
                                               ------------
                                                  5,899,894
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 0.7%
  1,173,000   Citibank Credit Card Issuance
                Trust, Series 2006-A3, Class
                A3,
                5.30%, 03/15/18..............     1,132,417
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 2.3%
$ 1,735,000   Greenwich Capital Commercial
                Funding Corp., Series
                2005-GG3, Class A3,
                4.57%, 08/10/42..............  $  1,639,903
    200,000   Greenwich Capital Commercial
                Funding Corp., Series
                2005-GG5, Class A41,
                5.24%, 04/10/37..............       193,498
  2,117,000   Morgan Stanley Capital I,
                Series 2005-T17, Class A5,
                4.78%, 12/13/41..............     1,965,099
                                               ------------
                                                  3,798,500
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 9.5%
  1,044,000   Ameriquest Mortgage Securities,
                Inc., Series 2003-IA1, Class
                A4, 4.97%, 11/25/33..........     1,023,414
  2,060,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-6, Class A4, Variable
                Rate, 5.18%, 09/10/47(a).....     1,969,681
  1,771,000   Citigroup Commercial Mortgage
                Trust, Series 2004-C2, Class
                A5, 4.73%, 10/15/41..........     1,642,585
  2,238,000   Citigroup/Deutsche Bank
                Commercial Mortgage Trust,
                Series 2006-CD2, Class A4,
                5.55%, 01/15/46..............     2,160,542
  3,356,000   Commercial Mortgage
                Pass-Through Certificates,
                Series 2005-C6, Class A5A,
                5.12%, 06/10/44..............     3,175,885
  1,306,000   Credit-Based Asset Servicing
                and Securities, Series
                2005-CB3, Class AF2,
                4.45%, 12/25/34..............     1,277,729
    564,000   GS Mortgage Securities Corp. II
                Series 2005-GG4, Class A3,
                4.61%, 07/10/39..............       531,686
  3,443,000   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-LDP3, Class A4A,
                4.94%, 08/15/42..............     3,213,307
    792,000   Renaissance Home Equity Loan
                Trust, Series 2006-2, Class
                AF3, 5.80%, 08/25/36.........       792,000
                                               ------------
                                                 15,786,829
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 1.0%
  1,690,000   John Deere Owner Trust, Series
                2006-A, Class A4,
                5.39%, 06/17/13..............     1,645,372
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: UTILITIES -- 1.7%
$ 1,355,000   Centerpoint Energy Transition
                Bond Company, Series 2005-A,
                Class A3,
                5.09%, 08/01/15..............  $  1,310,496
  1,386,000   PSE&G Transition Funding LLC,
                Series 2001-1, Class A8,
                6.89%, 12/15/17..............     1,493,218
                                               ------------
                                                  2,803,714
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $32,231,009)...........    31,066,726
                                               ------------
              SECURITIES LENDING COLLATERAL -- 31.6%
 52,114,730   Securities Lending Collateral
                Investment (Note 4)
                (Cost $52,114,730)...........    52,114,730
                                               ------------
              TOTAL SECURITIES (Cost
                $213,926,601)................   212,440,940
                                               ------------
              REPURCHASE AGREEMENTS -- 0.6%
  1,036,822   With Investors Bank and Trust,
                dated 06/30/06, 4.76%, due
                07/03/06, repurchase proceeds
                at maturity $1,037,233
                (Collateralized by Government
                National Mortgage
                Association,
                5.00%, due 10/20/32 with a
                value of $1,088,663) (Cost
                $1,036,822)..................     1,036,822
                                               ------------
              Total Investments -- 129.4%
                (Cost $214,963,423)..........   213,477,762
              Liabilities less other
                assets -- (29.4)%............   (48,454,960)
                                               ------------
              NET ASSETS -- 100.0%...........  $165,022,802
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $214,963,423.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $    31,415
    Gross unrealized depreciation...........   (1,517,076)
                                              -----------
    Net unrealized depreciation.............  $(1,485,661)
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US TREASURY SECURITIES -- 12.1%
               US TREASURY NOTES -- 11.2%
$ 30,470,000   4.25%, 11/30/07(h)..........  $   30,077,242
  30,100,000   4.63%, 03/31/08.............      29,824,886
 157,700,000   4.88%, 05/31/08.............     156,868,447
  13,705,000   4.50%, 02/15/16.............      13,043,309
                                             --------------
                                                229,813,884
                                             --------------
               US TREASURY STRIPS -- 0.9%
  12,125,000   Zero coupon, 11/15/21.......       5,362,694
  38,580,000   Zero coupon, 11/15/27.......      12,617,010
                                             --------------
                                                 17,979,704
                                             --------------
               TOTAL US TREASURY SECURITIES
                 (Cost $248,657,696).......     247,793,588
                                             --------------
               US GOVERNMENT AGENCY SECURITIES -- 38.2%
               FANNIE MAE -- 23.3%
  13,850,000   4.00%, 10/16/06.............      13,792,190
  25,850,000   2.71%, 01/30/07.............      25,440,252
  14,090,000   2.35%, 04/05/07.............      13,762,281
  10,200,000   4.63%, 05/01/13.............       9,584,338
      16,801   PL# 251892, 6.00%,
                 07/01/08..................          16,777
     349,869   PL# 252571, 7.00%,
                 07/01/29..................         358,802
      37,244   PL# 252635, 6.00%,
                 07/01/09..................          37,221
       5,651   PL# 252716, 7.00%,
                 09/01/29..................           5,796
       1,421   PL# 253264, 7.00%,
                 05/01/30..................           1,457
       1,175   PL# 253346, 7.50%,
                 06/01/30..................           1,218
      16,666   PL# 253479, 7.00%,
                 10/01/30..................          17,090
      12,324   PL# 253698, 6.00%,
                 02/01/16..................          12,370
      40,395   PL# 253990, 7.00%,
                 09/01/16..................          41,441
      30,877   PL# 254008, 7.00%,
                 10/01/31..................          31,646
      65,764   PL# 254047, 6.00%,
                 11/01/16..................          66,023
      40,757   PL# 254235, 6.00%,
                 03/01/17..................          40,926
     414,285   PL# 254346, 6.50%,
                 06/01/32..................         418,071
     504,197   PL# 254369, 6.00%,
                 06/01/12..................         505,432
     358,362   PL# 254406, 6.50%,
                 08/01/32..................         361,636
     244,328   PL# 255950, 6.00%,
                 09/01/15..................         245,643
     713,542   PL# 256137, 6.00%,
                 02/01/16..................         717,380
     755,145   PL# 256335, 6.00%,
                 07/01/16..................         757,743
     364,455   PL# 323366, 6.00%,
                 11/01/08..................         363,980
   1,076,578   PL# 323842, 5.50%,
                 07/01/14..................       1,058,832
      58,243   PL# 323967, 7.00%,
                 10/01/29..................          59,730
   2,707,759   PL# 357327, 5.00%,
                 01/01/18..................       2,614,652
      86,296   PL# 448444, 6.00%,
                 10/01/13..................          86,629
      92,780   PL# 484832, 6.00%,
                 04/01/14..................          93,105
       5,376   PL# 492742, 7.00%,
                 05/01/29..................           5,513
       7,383   PL# 503916, 7.50%,
                 06/01/29..................           7,656
       2,251   PL# 508415, 7.00%,
                 08/01/29..................           2,309
      14,344   PL# 515946, 7.00%,
                 10/01/29..................          14,711

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$        484   PL# 524164, 7.00%,
                 11/01/29..................  $          496
     115,295   PL# 524657, 7.00%,
                 01/01/30..................         118,227
      24,813   PL# 526053, 7.00%,
                 12/01/29..................          25,447
         585   PL# 527717, 7.50%,
                 01/01/30..................             606
       8,746   PL# 528107, 7.00%,
                 02/01/30..................           8,969
       1,323   PL# 531092, 7.50%,
                 10/01/29..................           1,372
      13,814   PL# 531497, 7.00%,
                 02/01/30..................          14,165
       6,541   PL# 531735, 7.00%,
                 02/01/30..................           6,708
         960   PL# 533841, 7.50%,
                 12/01/30..................             994
      27,943   PL# 535030, 7.00%,
                 12/01/29..................          28,656
      41,781   PL# 535103, 7.00%,
                 01/01/15..................          42,887
      11,068   PL# 535159, 7.00%,
                 02/01/30..................          11,350
      51,163   PL# 535195, 7.00%,
                 03/01/30..................          52,469
   3,812,510   PL# 535238, 6.00%,
                 02/01/14..................       3,827,220
      16,821   PL# 535277, 7.00%,
                 04/01/30..................          17,251
     536,042   PL# 535675, 7.00%,
                 01/01/16..................         550,043
       1,128   PL# 535722, 7.00%,
                 02/01/31..................           1,157
       7,546   PL# 535723, 7.00%,
                 02/01/31..................           7,738
       1,762   PL# 535811, 6.50%,
                 04/01/31..................           1,779
     119,371   PL# 535880, 7.00%,
                 02/01/31..................         122,415
       3,245   PL# 540211, 7.50%,
                 06/01/30..................           3,363
       6,023   PL# 542999, 7.50%,
                 08/01/30..................           6,242
     116,281   PL# 545194, 7.00%,
                 08/01/31..................         119,179
      38,499   PL# 545477, 7.00%,
                 03/01/32..................          39,452
     282,252   PL# 545759, 6.50%,
                 07/01/32..................         284,831
   1,097,582   PL# 545760, 6.50%,
                 07/01/32..................       1,107,612
     207,783   PL# 545762, 6.50%,
                 07/01/32..................         209,681
      39,423   PL# 545815, 7.00%,
                 07/01/32..................          40,405
      67,681   PL# 548822, 7.00%,
                 08/01/30..................          69,402
      48,762   PL# 549659, 7.00%,
                 02/01/16..................          50,025
      16,532   PL# 549962, 7.00%,
                 10/01/30..................          16,952
      49,130   PL# 549975, 7.00%,
                 10/01/30..................          50,379
       5,978   PL# 550440, 7.00%,
                 02/01/16..................           6,132
          51   PL# 550544, 7.50%,
                 09/01/30..................              53
      61,551   PL# 554493, 7.00%,
                 10/01/30..................          63,116
     317,365   PL# 555114, 5.50%,
                 12/01/17..................         312,212
      37,993   PL# 555144, 7.00%,
                 10/01/32..................          38,960
     271,392   PL# 555195, 6.00%,
                 11/01/17..................         272,514
     495,297   PL# 555254, 6.50%,
                 01/01/33..................         499,969
     283,831   PL# 555798, 6.50%,
                 05/01/33..................         286,508
       1,625   PL# 558362, 7.50%,
                 11/01/30..................           1,684
         712   PL# 558519, 7.50%,
                 11/01/30..................             738
       8,218   PL# 559277, 7.00%,
                 10/01/30..................           8,427
      41,359   PL# 559313, 7.00%,
                 12/01/30..................          42,411
       2,371   PL# 559741, 7.50%,
                 01/01/31..................           2,453
      32,708   PL# 560384, 7.00%,
                 11/01/30..................          33,540
       1,465   PL# 560596, 7.50%,
                 01/01/31..................           1,518

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$      2,886   PL# 561678, 7.50%,
                 12/01/30..................  $        2,991
       1,506   PL# 564080, 7.50%,
                 12/01/30..................           1,561
      21,546   PL# 564183, 7.00%,
                 12/01/30..................          22,094
       1,761   PL# 564529, 7.50%,
                 12/01/30..................           1,825
      20,994   PL# 566658, 7.00%,
                 02/01/31..................          21,517
      52,524   PL# 574885, 6.00%,
                 05/01/16..................          52,731
       6,473   PL# 575285, 7.50%,
                 03/01/31..................           6,697
      10,045   PL# 577525, 6.00%,
                 05/01/16..................          10,084
       8,987   PL# 579161, 6.50%,
                 04/01/31..................           9,072
     182,290   PL# 579224, 6.00%,
                 04/01/16..................         183,008
      15,163   PL# 580179, 7.00%,
                 10/01/16..................          15,555
         709   PL# 580377, 7.50%,
                 04/01/31..................             735
     311,140   PL# 583901, 6.00%,
                 07/01/16..................         312,366
       9,763   PL# 584811, 7.00%,
                 05/01/31..................          10,006
     174,014   PL# 585248, 7.00%,
                 06/01/31..................         178,439
      46,285   PL# 589395, 6.00%,
                 07/01/16..................          46,467
       1,142   PL# 589405, 7.50%,
                 06/01/31..................           1,181
      10,375   PL# 589893, 7.00%,
                 06/01/31..................          10,634
       4,731   PL# 592129, 7.50%,
                 06/01/31..................           4,895
      45,635   PL# 592885, 6.00%,
                 06/01/16..................          45,815
       9,700   PL# 596895, 6.50%,
                 07/01/31..................           9,792
     116,891   PL# 596922, 6.00%,
                 08/01/16..................         117,352
      19,490   PL# 598125, 7.00%,
                 09/01/16..................          19,995
      46,032   PL# 600259, 6.00%,
                 08/01/16..................          46,214
       9,686   PL# 606551, 6.50%,
                 10/01/31..................           9,777
       5,692   PL# 606600, 7.00%,
                 10/01/31..................           5,834
      58,843   PL# 607386, 5.50%,
                 11/01/16..................          57,877
   6,119,057   PL# 609558, 6.00%,
                 11/01/16..................       6,143,163
      22,611   PL# 610128, 7.00%,
                 10/01/31..................          23,175
     260,718   PL# 610579, 5.50%,
                 12/01/16..................         256,440
      26,949   PL# 611323, 7.00%,
                 10/01/16..................          27,647
     349,098   PL# 614259, 6.00%,
                 12/01/16..................         350,473
     255,695   PL# 617272, 6.00%,
                 01/01/17..................         256,702
   2,209,381   PL# 619054, 5.50%,
                 02/01/17..................       2,173,504
     280,659   PL# 619920, 6.00%,
                 01/01/12..................         281,225
       6,829   PL# 622119, 6.50%,
                 01/01/32..................           6,893
     288,945   PL# 624035, 6.50%,
                 01/01/32..................         292,948
      14,679   PL# 629236, 6.50%,
                 02/01/32..................          14,814
     807,014   PL# 631321, 5.50%,
                 02/01/17..................         793,910
      65,149   PL# 631606, 5.50%,
                 03/01/17..................          64,091
      52,181   PL# 632269, 7.00%,
                 05/01/32..................          53,481
      77,254   PL# 632500, 6.00%,
                 03/01/17..................          77,574
     140,755   PL# 633651, 6.00%,
                 04/01/17..................         141,337
       9,307   PL# 634563, 6.50%,
                 03/01/32..................           9,392
      91,868   PL# 634949, 7.00%,
                 05/01/32..................          94,143
     309,390   PL# 635164, 6.50%,
                 08/01/32..................         312,218
       4,098   PL# 644884, 6.00%,
                 06/01/17..................           4,115

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$      2,569   PL# 644932, 6.50%,
                 07/01/32..................  $        2,593
       5,646   PL# 647556, 7.00%,
                 01/01/30..................           5,791
     616,474   PL# 648795, 6.50%,
                 08/01/32..................         622,107
     555,435   PL# 650194, 6.00%,
                 10/01/17..................         557,731
     200,404   PL# 650206, 5.50%,
                 01/01/18..................         197,150
      71,804   PL# 650291, 6.50%,
                 07/01/32..................          72,460
      10,336   PL# 650872, 7.00%,
                 07/01/32..................          10,592
     121,447   PL# 650891, 6.50%,
                 07/01/32..................         122,557
     292,303   PL# 651649, 6.50%,
                 08/01/32..................         294,974
   1,228,076   PL# 652127, 6.50%,
                 06/01/32..................       1,239,299
       3,715   PL# 663353, 6.50%,
                 09/01/32..................           3,749
      42,863   PL# 664188, 5.50%,
                 09/01/17..................          42,167
      83,824   PL# 664194, 5.50%,
                 09/01/17..................          82,463
      17,145   PL# 669951, 6.00%,
                 01/01/18..................          17,216
     532,402   PL# 670402, 6.50%,
                 06/01/32..................         537,268
     235,995   PL# 675314, 5.50%,
                 12/01/17..................         232,163
     698,670   PL# 675315, 6.00%,
                 12/01/17..................         701,558
     364,022   PL# 676800, 5.50%,
                 01/01/18..................         358,111
     517,205   PL# 679631, 5.50%,
                 02/01/18..................         508,599
     468,462   PL# 683199, 5.50%,
                 02/01/18..................         460,666
   1,006,891   PL# 694200, 4.50%,
                 05/01/18..................         954,241
       5,670   PL# 694372, 6.50%,
                 11/01/32..................           5,722
     100,291   PL# 695925, 5.50%,
                 05/01/18..................          98,622
   1,682,704   PL# 701161, 4.50%,
                 04/01/18..................       1,594,704
     625,483   PL# 711636, 4.50%,
                 05/01/18..................         592,772
   2,574,722   PL# 720317, 5.00%,
                 07/01/18..................       2,486,070
  10,509,669   PL# 725162, 6.00%,
                 02/01/34..................      10,379,609
  20,631,806   PL# 725206, 5.50%,
                 02/01/34..................      19,909,959
      14,919   PL# 725269, 5.50%,
                 03/01/19..................          14,676
     279,433   PL# 725407, 6.50%,
                 01/01/34..................         282,069
      30,809   PL# 725416, 6.00%,
                 01/01/19..................          30,931
     389,074   PL# 725418, 6.50%,
                 05/01/34..................         392,744
   6,208,224   PL# 725704, 6.00%,
                 08/01/34..................       6,131,395
  13,999,999   PL# 725717, 4.00%,
                 08/01/19..................      12,937,701
  13,178,424   PL# 725946, 5.50%,
                 11/01/34..................      12,695,631
     694,887   PL# 731682, 4.50%,
                 03/01/19..................         657,867
   6,065,905   PL# 735439, 6.00%,
                 09/01/19..................       6,089,802
   5,421,980   PL# 735454, 5.50%,
                 11/01/18..................       5,333,937
   1,461,675   PL# 735611, 5.50%,
                 03/01/20..................       1,437,940
  33,502,857   PL# 735989, 5.50%,
                 02/01/35..................      32,335,388
     197,602   PL# 738632, 5.00%,
                 11/01/18..................         190,799
   6,286,675   PL# 743575, 5.00%,
                 11/01/18..................       6,070,216
  11,438,156   PL# 745140, 5.00%,
                 11/01/35..................      10,702,538
  27,627,970   PL# 745412, 5.50%,
                 12/01/35..................      26,615,816
     648,398   PL# 748257, 4.50%,
                 10/01/18..................         614,489
       7,168   PL# 748655, 6.50%,
                 09/01/33..................           7,224
     157,645   PL# 757687, 5.50%,
                 07/01/34..................         151,870

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FANNIE MAE (CONTINUED)
$     38,037   PL# 761808, 5.50%,
                 05/01/18..................  $       37,419
     609,191   PL# 766312, 5.50%,
                 03/01/19..................         598,655
     667,720   PL# 766419, 4.50%,
                 03/01/19..................         632,147
     286,289   PL# 768313, 5.50%,
                 01/01/19..................         281,525
   7,617,885   PL# 806549, Variable Rate,
                 4.57%, 01/01/35(a)........       7,452,470
   2,431,344   PL# 811545, 6.00%,
                 03/01/21..................       2,442,139
   1,674,715   PL# 811546, 6.00%,
                 03/01/21..................       1,682,151
   2,616,735   PL# 811560, 6.00%,
                 05/01/21..................       2,628,353
   1,755,286   PL# 826273, 6.00%,
                 07/01/20..................       1,763,015
   1,913,919   PL# 831361, 5.50%,
                 03/01/21..................       1,879,291
     158,863   PL# 831496, 6.00%,
                 05/01/21..................         159,569
   5,979,600   PL# 831511, 6.00%,
                 06/01/16..................       6,000,170
     573,648   PL# 844100, 6.00%,
                 11/01/20..................         576,174
      29,926   PL# 844190, 6.00%,
                 11/01/20..................          30,077
     669,433   PL# 848379, 6.00%,
                 12/01/20..................         672,808
     330,568   PL# 848498, 6.00%,
                 12/01/20..................         332,236
     996,094   PL# 849239, 5.50%,
                 01/01/21..................         978,232
   9,841,826   PL# 850867, Variable Rate,
                 5.64%, 01/01/36(a)........       9,692,748
     351,786   PL# 865293, 6.00%,
                 02/01/21..................         353,348
     517,021   PL# 865903, 6.00%,
                 03/01/21..................         519,316
     614,952   PL# 868341, 6.00%,
                 04/01/21..................         617,682
   8,535,543   PL# 868613, 6.00%,
                 04/01/21..................       8,573,438
      54,418   PL# 871496, 6.00%,
                 04/01/21..................          54,660
     917,048   PL# 872168, 6.00%,
                 04/01/21..................         921,119
   1,366,332   PL# 879610, 6.00%,
                 04/01/21..................       1,372,398
     530,261   PL# 879620, 6.00%,
                 05/01/21..................         532,615
   1,555,989   PL# 880437, 6.00%,
                 04/01/21..................       1,562,840
     996,239   PL# 880770, 5.50%,
                 05/01/21..................         978,214
     171,742   PL# 881577, 6.00%,
                 06/01/21..................         172,504
     131,625   PL# 881578, 5.50%,
                 05/01/21..................         129,243
     215,104   PL# 884006, 6.00%,
                 05/01/21..................         216,059
     988,959   PL# 885071, 5.50%,
                 05/01/21..................         971,066
     100,000   PL# 891672, 6.00%,
                 07/01/21..................         100,444
     494,730   PL# 891899, 6.00%,
                 06/01/21..................         496,926
  46,400,000   TBA, 5.50%, 07/01/21........      45,544,476
  50,000,000   TBA, 6.00%, 07/01/21........      50,187,499
  19,200,000   TBA, 4.50%, 07/01/36........      17,394,010
  38,000,000   TBA, 5.00%, 07/01/36........      35,529,999
   1,000,000   TBA, 5.50%, 07/01/36........         960,625
  16,000,000   TBA, 6.00%, 07/01/36........      15,750,000
                                             --------------
                                                477,073,922
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC -- 1.7%
$ 16,800,000   4.75%, 06/28/12.............  $   16,185,255
   5,804,312   PL# 1B2853, Variable Rate,
                 4.29%, 04/01/35(a)........       5,596,904
  12,401,603   PL# 1G1119, Variable Rate,
                 4.77%, 09/01/35(a)........      11,966,085
                                             --------------
                                                 33,748,244
                                             --------------
               FREDDIE MAC GOLD -- 6.4%
     271,182   PL# A32037, 5.00%,
                 03/01/35..................         253,539
      28,728   PL# A38585, 5.50%,
                 10/01/35..................          27,620
     462,763   PL# B10307, 4.50%,
                 10/01/18..................         437,846
     562,353   PL# B11431, 4.50%,
                 12/01/18..................         532,074
      56,001   PL# B13285, 4.50%,
                 04/01/19..................          52,954
     783,480   PL# B14218, 4.50%,
                 05/01/19..................         740,853
   1,117,409   PL# B14518, 4.50%,
                 01/01/20..................       1,056,614
     669,620   PL# B16484, 5.00%,
                 10/01/19..................         645,708
   1,728,175   PL# B17118, 4.50%,
                 11/01/19..................       1,634,150
      28,150   PL# B17892, 4.50%,
                 10/01/19..................          26,634
     190,086   PL# B18493, 5.00%,
                 06/01/20..................         183,071
     430,318   PL# B18530, 5.00%,
                 06/01/20..................         414,438
     870,160   PL# B19028, 4.50%,
                 03/01/20..................         821,801
   5,207,760   PL# B19043, 4.50%,
                 03/01/20..................       4,918,335
     350,697   PL# B19108, 5.00%,
                 04/01/20..................         337,755
      26,829   PL# B19177, 4.50%,
                 05/01/20..................          25,338
   1,008,160   PL# B19187, 4.50%,
                 04/01/20..................         952,131
     204,784   PL# B19188, 4.50%,
                 05/01/20..................         193,403
     225,869   PL# B19272, 4.50%,
                 05/01/20..................         213,317
   3,923,944   PL# B19621, 5.00%,
                 07/01/20..................       3,779,142
      24,252   PL# B19932, 5.00%,
                 09/01/20..................          23,357
   1,155,435   PL# C01271, 6.50%,
                 12/01/31..................       1,167,052
   3,411,232   PL# C57150, 6.00%,
                 05/01/31..................       3,374,365
       4,574   PL# C67653, 7.00%,
                 06/01/32..................           4,687
      56,831   PL# C67868, 7.00%,
                 06/01/32..................          58,239
      16,616   PL# C67999, 7.00%,
                 06/01/32..................          17,028
     123,293   PL# C68001, 7.00%,
                 06/01/32..................         126,348
     161,308   PL# C90229, 7.00%,
                 08/01/18..................         165,884
      24,741   PL# E00570, 6.00%,
                 09/01/13..................          24,770
     526,538   PL# E00592, 6.00%,
                 12/01/13..................         527,068
      25,092   PL# E00720, 6.00%,
                 07/01/14..................          25,115
      23,871   PL# E01007, 6.00%,
                 08/01/16..................          23,920
      78,979   PL# E01095, 6.00%,
                 01/01/17..................          79,146
     413,274   PL# E01488, 5.00%,
                 10/01/18..................         398,835
     479,889   PL# E01490, 5.00%,
                 11/01/18..................         463,126
      34,381   PL# E01638, 4.00%,
                 04/01/19..................          31,753
      31,383   PL# E69171, 6.00%,
                 02/01/13..................          31,403
      26,735   PL# E73319, 6.00%,
                 11/01/13..................          26,752
      38,055   PL# E73769, 6.00%,
                 12/01/13..................          38,079
      22,197   PL# E75990, 6.00%,
                 04/01/14..................          22,229

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$     33,919   PL# E76341, 6.00%,
                 04/01/14..................  $       33,979
      57,466   PL# E76730, 6.00%,
                 05/01/14..................          57,566
      41,464   PL# E76731, 6.00%,
                 05/01/14..................          41,536
      32,618   PL# E78995, 6.00%,
                 11/01/14..................          32,675
     279,454   PL# E84191, 6.00%,
                 07/01/16..................         280,054
       5,430   PL# E84758, 5.50%,
                 07/01/16..................           5,338
      21,646   PL# E85885, 6.00%,
                 11/01/16..................          21,693
     316,278   PL# E86502, 5.50%,
                 12/01/16..................         310,896
       5,280   PL# E86565, 5.50%,
                 12/01/16..................           5,190
     260,875   PL# E87961, 6.00%,
                 02/01/17..................         261,436
     451,429   PL# E88001, 6.00%,
                 02/01/17..................         452,455
      55,636   PL# E88452, 6.00%,
                 03/01/17..................          55,763
     320,127   PL# E88749, 6.00%,
                 03/01/17..................         320,815
     581,842   PL# E88789, 6.00%,
                 04/01/17..................         583,165
     164,717   PL# E88979, 5.50%,
                 04/01/17..................         161,949
     376,104   PL# E89282, 6.00%,
                 04/01/17..................         376,959
     712,828   PL# E89336, 6.00%,
                 05/01/17..................         714,449
      28,696   PL# E89653, 6.00%,
                 04/01/17..................          28,757
     539,128   PL# E89913, 6.00%,
                 05/01/17..................         540,354
     950,046   PL# E91644, 5.50%,
                 10/01/17..................         934,083
     280,873   PL# E91754, 5.50%,
                 10/01/17..................         276,154
     392,612   PL# E91774, 5.50%,
                 10/01/17..................         386,015
     183,275   PL# E91968, 5.50%,
                 10/01/17..................         180,195
     358,686   PL# E92113, 5.50%,
                 10/01/17..................         352,659
      26,975   PL# E95352, 4.50%,
                 04/01/18..................          25,523
      56,144   PL# E98821, 4.50%,
                 09/01/18..................          53,121
   1,586,669   PL# G01391, 7.00%,
                 04/01/32..................       1,626,480
      19,567   PL# G11111, 6.00%,
                 04/01/16..................          19,606
     127,165   PL# G11394, 4.50%,
                 05/01/18..................         120,318
   7,938,512   PL# G11618, 4.50%,
                 05/01/18..................       7,514,939
     480,411   PL# G11639, 4.50%,
                 12/01/19..................         454,273
   3,492,791   PL# G11681, 5.00%,
                 04/01/20..................       3,368,061
   9,703,273   PL# G11720, 4.50%,
                 08/01/20..................       9,175,346
     456,775   PL# G11753, 5.00%,
                 08/01/20..................         439,919
  15,187,674   PL# G11769, 5.00%,
                 10/01/20..................      14,627,216
   8,162,775   PL# G11777, 5.00%,
                 10/01/20..................       7,861,551
  19,627,795   PL# G11879, 5.00%,
                 10/01/20..................      18,903,487
  11,499,400   PL# G11880, 5.00%,
                 12/01/20..................      11,075,047
     221,713   PL# G18052, 4.50%,
                 05/01/20..................         209,391
   1,245,801   PL# G18065, 5.00%,
                 07/01/20..................       1,199,829
   1,731,313   PL# J00147, 5.00%,
                 10/01/20..................       1,667,424
   2,843,918   PL# J00156, 5.00%,
                 10/01/20..................       2,738,971
     364,354   PL# J00159, 5.00%,
                 10/01/20..................         350,909
     433,172   PL# J00328, 5.00%,
                 11/01/20..................         417,187
     450,674   PL# J00604, 5.00%,
                 12/01/20..................         434,580
   2,299,150   PL# J00726, 5.00%,
                 12/01/20..................       2,214,307
     707,240   PL# J00731, 5.00%,
                 12/01/20..................         681,142

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               FREDDIE MAC GOLD (CONTINUED)
$    680,391   PL# J00733, 5.00%,
                 12/01/20..................  $      655,283
   3,620,214   PL# J02239, 5.00%,
                 07/01/20..................       3,486,621
   3,740,108   PL# J02590, 5.00%,
                 10/01/20..................       3,602,090
     107,408   PL# J02616, 5.00%,
                 10/01/20..................         103,445
     358,495   PL# J02621, 5.00%,
                 10/01/20..................         345,266
   3,581,036   PL# M80813, 4.00%,
                 04/01/10..................       3,405,723
   3,000,000   TBA, 5.50%, 07/01/21........       2,942,814
                                             --------------
                                                130,009,883
                                             --------------
               GOVERNMENT NATIONAL MORTGAGE
                 ASSOCIATION -- 0.6%
     141,014   PL# 3173, 6.50%, 12/20/31...         142,484
       1,083   PL# 434615, 7.00%,
                 11/15/29..................           1,118
     196,674   PL# 435071, 7.00%,
                 03/15/31..................         202,977
      43,996   PL# 462559, 7.00%,
                 02/15/28..................          45,405
      27,088   PL# 493966, 7.00%,
                 06/15/29..................          27,962
      64,795   PL# 494742, 7.00%,
                 04/15/29..................          66,886
       1,512   PL# 530260, 7.00%,
                 02/15/31..................           1,561
     232,903   PL# 531025, 6.00%,
                 04/15/32..................         231,452
         910   PL# 538271, 7.00%,
                 11/15/31..................             939
      95,431   PL# 538312, 6.00%,
                 02/15/32..................          94,836
     165,889   PL# 543989, 7.00%,
                 03/15/31..................         171,205
         804   PL# 547545, 7.00%,
                 04/15/31..................             830
     382,169   PL# 550985, 7.00%,
                 10/15/31..................         394,416
         252   PL# 551549, 7.00%,
                 07/15/31..................             260
      42,783   PL# 552413, 7.00%,
                 02/15/32..................          44,148
     105,393   PL# 554808, 6.00%,
                 05/15/31..................         104,742
      97,763   PL# 555360, 6.00%,
                 06/15/31..................          97,160
      84,632   PL# 555733, 6.00%,
                 03/15/32..................          84,104
         853   PL# 557664, 7.00%,
                 08/15/31..................             880
      55,612   PL# 557678, 7.00%,
                 08/15/31..................          57,394
       3,873   PL# 561050, 7.00%,
                 05/15/31..................           3,997
         913   PL# 561996, 7.00%,
                 07/15/31..................             942
      12,461   PL# 563346, 7.00%,
                 09/15/31..................          12,861
      60,151   PL# 563599, 7.00%,
                 06/15/32..................          62,069
     157,573   PL# 564086, 7.00%,
                 07/15/31..................         162,623
      44,675   PL# 564300, 6.00%,
                 08/15/31..................          44,399
       8,998   PL# 564706, 7.00%,
                 07/15/31..................           9,286
      84,393   PL# 565808, 6.00%,
                 11/15/31..................          83,872
     204,589   PL# 567622, 6.00%,
                 04/15/32..................         203,315
      97,146   PL# 569567, 7.00%,
                 01/15/32..................         100,244
      77,918   PL# 570517, 6.00%,
                 01/15/32..................          77,432
      40,102   PL# 572821, 6.00%,
                 12/15/31..................          39,855
      94,047   PL# 574873, 6.00%,
                 12/15/31..................          93,466
      89,539   PL# 575906, 6.00%,
                 01/15/32..................          88,981
      35,426   PL# 576323, 6.00%,
                 12/15/31..................          35,207
       1,305   PL# 579377, 7.00%,
                 04/15/32..................           1,346

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 (CONTINUED)
$    237,305   PL# 581015, 7.00%,
                 02/15/32..................  $      244,873
      94,264   PL# 581070, 6.00%,
                 02/15/32..................          93,677
      90,232   PL# 582956, 7.00%,
                 02/15/32..................          93,109
     290,044   PL# 587122, 7.00%,
                 06/15/32..................         299,294
       5,057   PL# 587494, 7.00%,
                 06/15/32..................           5,218
         961   PL# 589696, 7.00%,
                 05/15/32..................             991
      77,397   PL# 592030, 6.00%,
                 02/15/32..................          76,915
      20,053   PL# 780802, 6.50%,
                 05/15/28..................          20,368
      34,601   PL# 781113, 7.00%,
                 11/15/29..................          35,717
     203,165   PL# 781148, 6.00%,
                 07/15/29..................         202,211
     106,460   PL# 781276, 6.50%,
                 04/15/31..................         108,102
      31,197   PL# 781287, 7.00%,
                 05/15/31..................          32,205
      49,692   PL# 781324, 7.00%,
                 07/15/31..................          51,290
     269,669   PL# 781328, 7.00%,
                 09/15/31..................         278,374
     193,328   PL# 781330, 6.00%,
                 09/15/31..................         192,375
      54,758   PL# 781496, 6.50%,
                 09/15/32..................          55,545
      73,612   PL# 781548, 7.00%,
                 11/15/32..................          75,976
      43,493   PL# 781584, 7.00%,
                 05/15/32..................          44,893
   7,770,123   PL# 80916, 3.75%,
                 05/20/34..................       7,550,826
                                             --------------
                                                 12,252,613
                                             --------------
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 5.9%
   2,596,077   Fannie Mae, Series 1999-7,
                 Class AB,
                 6.00%, 03/25/29...........       2,564,661
   8,956,387   Fannie Mae, Series 2003-35,
                 Class TE,
                 5.00%, 05/25/18...........       8,636,811
   5,330,511   Fannie Mae, Series 2004-101,
                 Class AR,
                 5.50%, 01/25/35...........       5,271,854
   6,660,711   Fannie Mae, Series 2004-60,
                 Class LB,
                 5.00%, 04/25/34...........       6,468,554
   7,766,410   Fannie Mae, Series 2004-99,
                 Class A0,
                 5.50%, 01/25/34...........       7,652,624
  13,637,040   Fannie Mae, Series 2005-47,
                 Class PA,
                 5.50%, 09/25/24...........      13,573,247
   7,125,037   Fannie Mae, Series 2005-51,
                 Class TA,
                 5.50%, 12/25/33...........       7,019,708
   4,943,505   Fannie Mae, Series 2005-57,
                 Class PA,
                 5.50%, 05/25/27...........       4,918,857
     267,253   Fannie Mae, Series 2005-70,
                 Class NA,
                 5.50%, 08/25/35...........         263,260

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               US GOVERNMENT AGENCY SECURITIES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$ 10,012,397   Fannie Mae, Series 2005-80,
                 Class PB,
                 5.50%, 04/25/30...........  $    9,951,796
   6,319,743   Freddie Mac, Series 2825,
                 Class VP,
                 5.50%, 06/15/15...........       6,263,221
   4,568,731   Freddie Mac, Series 2877,
                 Class PA,
                 5.50%, 07/15/33...........       4,518,290
   8,775,461   Freddie Mac, Series 2927,
                 Class BA,
                 5.50%, 10/15/33...........       8,683,796
  14,750,957   Freddie Mac, Series 2984,
                 Class NA,
                 5.50%, 04/15/26...........      14,671,186
   6,655,852   Freddie Mac, Series 2996,
                 Class MK,
                 5.50%, 06/15/35...........       6,581,406
  14,330,863   Freddie Mac, Series 3138,
                 Class PA,
                 5.50%, 02/15/27...........      14,244,403
                                             --------------
                                                121,283,674
                                             --------------
               PRIVATE ASSET BACKED: US GOVERNMENT
                 AGENCIES -- 0.2%
   2,404,716   Small Business
                 Administration, Series
                 2002-P10B, Class I, 5.20%,
                 08/01/12..................       2,349,205
   2,527,306   Small Business
                 Administration, Series
                 2004-P10A,
                 4.50%, 02/10/14...........       2,382,134
                                             --------------
                                                  4,731,339
                                             --------------
               RESOLUTION FUNDING STRIPS -- 0.1%
   1,200,000   Zero coupon, 07/15/18.......         628,065
   1,200,000   Zero coupon, 10/15/18.......         619,430
                                             --------------
                                                  1,247,495
                                             --------------
               TOTAL US GOVERNMENT AGENCY
                 SECURITIES (Cost
                 $795,184,329).............     780,347,170
                                             --------------
               CORPORATE BONDS AND NOTES -- 57.9%
               AEROSPACE AND DEFENSE -- 0.2%
     320,000   B/E Aerospace,
                 8.50%, 10/01/10...........         339,200
   2,390,000   Northrop Grumman Corp.,
                 4.08%, 11/16/06...........       2,376,565
     675,000   United Technologies Corp.,
                 8.88%, 11/15/19...........         845,614
                                             --------------
                                                  3,561,379
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 0.1%
$    765,000   Daimler Chrysler AG Corp.,
                 7.45%, 03/01/27...........  $      779,911
     280,000   Daimler Chrysler NA Holding,
                 4.05%, 06/04/08...........         270,842
                                             --------------
                                                  1,050,753
                                             --------------
               BANKS -- 7.9%
      85,000   BAC Capital Trust XI,
                 6.63%, 05/23/36...........          84,238
     404,000   Bank of America Corp.,
                 4.50%, 08/01/10...........         387,759
  15,675,000   Bank of America Corp.,
                 Floating Rate,
                 5.47%, 03/24/09(b)........      15,691,992
   1,250,000   Bank of Scotland -- 144A
                 (United Kingdom),
                 3.50%, 11/30/07...........       1,215,790
   2,000,000   BankBoston NA, Series BKNT,
                 6.38%, 03/25/08...........       2,023,524
  26,675,000   Barclays Bank PLC New York,
                 Series YCD, Floating Rate,
                 5.32%, 03/13/09(b)........      26,676,520
   6,250,000   Depfa ACS Bank -- 144A
                 (Ireland),
                 4.25%, 08/16/10...........       5,971,225
   3,850,000   Deutsche Bank AG New York,
                 Series YCD, Variable Rate,
                 3.84%, 03/15/07(a)........       3,837,599
     685,000   HBOS PLC -- 144A (United
                 Kingdom),
                 Variable Rate,
                 5.92%, 09/01/49(a)........         632,160
   2,850,000   HBOS Treasury Services
                 PLC -- 144A (United
                 Kingdom),
                 3.75%, 09/30/08...........       2,740,155
  11,200,000   HSBC Bank USA NA, Series CD,
                 3.87%, 06/07/07...........      11,016,589
   1,155,000   Huntington National Bank,
                 Series BKNT,
                 2.75%, 10/16/06...........       1,145,990
   2,600,000   JPMorgan Chase & Company,
                 5.35%, 03/01/07...........       2,595,104
   1,495,000   JPMorgan Chase & Company,
                 3.63%, 05/01/08...........       1,441,724
   2,100,000   JPMorgan Chase & Company,
                 5.75%, 10/15/08...........       2,100,506
   1,100,000   JPMorgan Chase & Company,
                 7.00%, 11/15/09...........       1,141,092
  36,375,000   Rabobank Nederland -- 144A
                 (the Netherlands),
                 Floating Rate,
                 5.01%, 04/06/09(b)........      36,399,372

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BANKS (CONTINUED)
$  1,135,000   RBS Capital Trust I,
                 Variable Rate,
                 4.71%, perpetual (a)......  $    1,027,384
   2,990,000   SunTrust Banks, Inc.,
                 3.63%, 10/15/07...........       2,915,313
   2,000,000   SunTrust Banks, Inc.,
                 4.00%, 10/15/08...........       1,932,162
   1,535,000   SunTrust Banks, Inc., Series
                 CD,
                 4.42%, 06/15/09...........       1,482,050
   2,275,000   Swedish Export Credit
                 (Sweden),
                 2.88%, 01/26/07...........       2,244,997
   2,150,000   The Bank of New York
                 Company, Inc., Series
                 BKNT,
                 3.80%, 02/01/08...........       2,092,937
     980,000   UBS Preferred Funding Trust
                 I, Variable Rate,
                 8.62%, perpetual (a)......       1,072,996
     490,000   US Bancorp, Series MTNN,
                 3.95%, 08/23/07...........         479,723
   3,040,000   US Bank NA,
                 2.40%, 03/12/07...........       2,969,381
   4,315,000   US Bank NA, Series BKNT,
                 4.40%, 08/15/08...........       4,222,495
   2,270,000   USB Capital IX, Variable
                 Rate,
                 6.19%, perpetual (a)......       2,222,067
     540,000   Wachovia Bank NA, Series
                 BKNT,
                 4.38%, 08/15/08...........         526,704
   9,125,000   Wachovia Bank NA, Series
                 DPNT, Floating Rate,
                 5.49%, 03/23/09(b)........       9,125,383
   2,340,000   Wachovia Corp.,
                 6.30%, 04/15/08...........       2,372,739
   2,760,000   Wells Fargo & Company,
                 4.20%, 01/15/10...........       2,639,634
   4,090,000   Wells Fargo & Company,
                 4.63%, 08/09/10...........       3,949,132
   4,525,000   Wells Fargo & Company,
                 4.88%, 01/12/11...........       4,388,499
                                             --------------
                                                160,764,935
                                             --------------
               BROADCAST SERVICES/MEDIA -- 1.2%
     320,000   British Sky Broadcasting
                 Group Financing
                 PLC -- 144A (United
                 Kingdom),
                 6.50%, 10/15/35...........         297,382
   5,374,000   Comcast Cable Communications
                 Holdings,
                 8.38%, 03/15/13...........       5,976,318
   1,800,000   Comcast Cable
                 Communications, Inc.,
                 6.75%, 01/30/11...........       1,859,285
     965,000   Comcast Corp.,
                 7.05%, 03/15/33...........         981,937

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               BROADCAST SERVICES/MEDIA (CONTINUED)
$  2,460,000   Comcast Corp.,
                 6.50%, 11/15/35...........  $    2,329,504
     465,000   Cox Communications, Inc.,
                 7.75%, 11/01/10...........         492,878
     400,000   Echostar DBS Corp. -- 144A,
                 7.13%, 02/01/16...........         387,000
   1,070,000   News America Holdings,
                 7.63%, 11/30/28...........       1,135,923
   1,275,000   News America, Inc.,
                 7.30%, 04/30/28...........       1,296,454
     545,000   News America, Inc.,
                 7.28%, 06/30/28...........         552,493
     865,000   News America, Inc.,
                 6.20%, 12/15/34...........         787,456
     650,000   TCI Communications, Inc.,
                 7.88%, 02/15/26...........         701,728
   1,675,000   TCI Communications, Inc.,
                 7.13%, 02/15/28...........       1,657,307
     725,000   Time Warner Entertainment,
                 8.38%, 07/15/33...........         822,570
   1,910,000   Time Warner, Inc.,
                 7.57%, 02/01/24...........       2,034,161
   2,760,000   Time Warner, Inc.,
                 6.95%, 01/15/28...........       2,758,700
     280,000   Time Warner, Inc.,
                 7.63%, 04/15/31(d)(e).....         302,354
                                             --------------
                                                 24,373,450
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 0.1%
   1,260,000   Oracle Corp.,
                 5.25%, 01/15/16...........       1,182,162
      95,000   SunGard Data Systems,
                 Inc. -- 144A, Floating
                 Rate,
                 9.43%, 08/15/13(k)........          99,869
                                             --------------
                                                  1,282,031
                                             --------------
               CONTAINERS AND PACKAGING -- 0.0%
     490,000   Owens-Brockway Glass
                 Container, Inc.,
                 6.75%, 12/01/14...........         456,925
                                             --------------
               ELECTRONICS -- 0.0%
     155,000   L-3 Communications Corp.,
                 Series B,
                 6.38%, 10/15/15...........         148,800
                                             --------------
               EQUIPMENT RENTAL AND LEASING -- 0.0%
     225,000   United Rentals North
                 America, Inc.,
                 6.50%, 02/15/12...........         213,750
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               FINANCIAL SERVICES -- 6.6%
$    225,000   American Real Estate
                 Partners, LP/American Real
                 Estate Finance Corp.,
                 7.13%, 02/15/13...........  $      217,125
     390,000   American Real Estate
                 Partners, LP/Financing,
                 8.13%, 06/01/12...........         390,975
   9,050,000   Citigroup, Inc.,
                 3.50%, 02/01/08...........       8,767,178
  14,330,000   Citigroup, Inc.,
                 3.63%, 02/09/09...........      13,655,859
     820,000   Citigroup, Inc.,
                 6.20%, 03/15/09...........         832,668
   8,000,000   Citigroup, Inc.,
                 4.13%, 02/22/10...........       7,612,184
   8,225,000   Eksportfinans ASA, Series
                 MTN (Norway),
                 3.38%, 01/15/08...........       7,973,718
  14,675,000   General Electric Capital
                 Corp.,
                 5.00%, 11/15/11...........      14,209,362
   1,220,000   General Electric Capital
                 Corp.,
                 6.50%, 09/28/15(t)........         722,532
   2,000,000   General Electric Capital
                 Corp., Series MTNA,
                 6.50%, 12/10/07...........       2,023,288
  11,925,000   General Electric Capital
                 Corp., Series MTNA,
                 4.13%, 09/01/09...........      11,430,613
  22,250,000   General Electric Capital
                 Corp., Series MTNA,
                 Variable Rate,
                 3.45%, 01/15/08(a)........      22,235,293
     450,000   HSBC Finance Corp.,
                 7.20%, 07/15/06...........         450,176
   2,925,000   HSBC Finance Corp.,
                 6.50%, 11/15/08...........       2,978,302
   7,310,000   Morgan Stanley,
                 5.05%, 01/21/11...........       7,096,468
     425,000   Morgan Stanley,
                 6.75%, 04/15/11...........         441,694
  23,540,000   Morgan Stanley, Series MTNF,
                 Floating Rate,
                 5.29%, 03/07/08(b)........      23,551,536
     350,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 2.63%, 01/30/07...........         344,165
   4,000,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 3.50%, 07/31/07...........       3,912,704
     355,000   Nationwide Building
                 Society -- 144A (United
                 Kingdom),
                 4.25%, 02/01/10...........         338,277

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
$  1,000,000   The Bear Stearns Companies,
                 Inc., Series MTNB,
                 4.55%, 06/23/10...........  $      959,910
   2,475,000   TIAA Global Markets -- 144A,
                 3.88%, 01/22/08...........       2,408,445
   1,955,000   USAA Capital Corp., Series
                 MTNB,
                 4.00%, 12/10/07...........       1,909,370
                                             --------------
                                                134,461,842
                                             --------------
               INSURANCE -- 0.6%
   1,775,000   ASIF Global Financial
                 XXIII -- 144A,
                 3.90%, 10/22/08...........       1,709,685
   2,000,000   Berkshire Hathaway Finance
                 Corp.,
                 3.40%, 07/02/07...........       1,958,350
   2,850,000   Berkshire Hathaway Finance
                 Corp.,
                 3.38%, 10/15/08...........       2,714,706
   2,815,000   Berkshire Hathaway Finance
                 Corp.,
                 4.13%, 01/15/10...........       2,680,299
   2,175,000   Lincoln National Corp.
                 Variable Rate,
                 7.00%, 05/17/66(a)........       2,161,926
                                             --------------
                                                 11,224,966
                                             --------------
               LEISURE AND RECREATION -- 0.1%
     450,000   Mashantucket West
                 Pequot -- 144A,
                 5.91%, 09/01/21...........         418,792
   1,185,000   MGM MIRAGE,
                 6.00%, 10/01/09...........       1,158,337
     325,000   Mohegan Tribal Gaming
                 Authority,
                 6.13%, 02/15/13...........         307,531
                                             --------------
                                                  1,884,660
                                             --------------
               MANUFACTURING -- 0.2%
     395,000   Briggs & Stratton Corp.,
                 8.88%, 03/15/11(d)(e).....         428,575
   1,575,000   Tyco International Group SA
                 (Luxembourg),
                 6.38%, 10/15/11...........       1,608,880
   2,980,000   Tyco International Group SA
                 (Luxembourg),
                 6.00%, 11/15/13...........       2,956,610
                                             --------------
                                                  4,994,065
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 0.4%
   3,800,000   Aetna, Inc.,
                 6.63%, 06/15/36...........       3,770,902
     450,000   HCA, Inc.,
                 5.50%, 12/01/09...........         435,896

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)
$    465,000   Omnicare, Inc.,
                 6.88%, 12/15/15...........  $      444,075
   2,200,000   UnitedHealth Group, Inc.,
                 5.80%, 03/15/36...........       1,975,743
   1,300,000   WellPoint, Inc.,
                 5.95%, 12/15/34...........       1,197,550
   1,295,000   WellPoint, Inc.,
                 5.85%, 01/15/36...........       1,160,995
                                             --------------
                                                  8,985,161
                                             --------------
               METALS AND MINING -- 0.1%
      85,000   International Steel Group,
                 6.50%, 04/15/14...........          80,750
   1,999,000   Ispat Inland ULC (Canada),
                 9.75%, 04/01/14...........       2,206,934
                                             --------------
                                                  2,287,684
                                             --------------
               OIL AND GAS: PIPELINES -- 0.2%
      50,000   ANR Pipeline Company,
                 9.63%, 11/01/21...........          58,567
      10,000   ANR Pipeline Company,
                 7.38%, 02/15/24...........           9,739
     270,000   Colorado Interstate Gas,
                 6.80%, 11/15/15...........         261,588
   1,425,000   Consolidated Natural Gas,
                 Series A,
                 5.00%, 03/01/14...........       1,320,781
     365,000   El Paso Natural Gas,
                 8.63%, 01/15/22...........         396,433
      15,000   El Paso Natural Gas,
                 8.38%, 06/15/32...........          16,029
     725,000   Northwest Pipeline Corp.,
                 8.13%, 03/01/10...........         757,625
      35,000   Targa Resources,
                 Inc. -- 144A,
                 8.50%, 11/01/13...........          33,950
     935,000   Transcontinental Gas Pipe
                 Line Corp., Series B,
                 8.88%, 07/15/12...........       1,035,513
     480,000   Williams Companies, Inc.,
                 7.63%, 07/15/19...........         489,600
     225,000   Williams Companies, Inc.,
                 7.75%, 06/15/31...........         222,750
                                             --------------
                                                  4,602,575
                                             --------------
               OIL, COAL AND GAS -- 0.3%
     260,000   Chesapeake Energy Corp.,
                 6.38%, 06/15/15...........         242,450
     705,000   Chesapeake Energy Corp.,
                 6.25%, 01/15/18...........         646,838
     275,000   Chesapeake Energy Corp.,
                 6.88%, 11/15/20...........         255,750
     270,000   Compton Petroleum Finance
                 Corp. (Canada),
                 7.63%, 12/01/13...........         259,200

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)
$  2,600,000   Enterprise Products
                 Operating LP,
                 4.95%, 06/01/10...........  $    2,494,203
   1,225,000   Enterprise Products
                 Operating LP, Series B,
                 4.00%, 10/15/07...........       1,192,263
     190,000   KCS Energy, Inc.,
                 7.13%, 04/01/12...........         180,025
     200,000   Suncor Energy, Inc.
                 (Canada),
                 5.95%, 12/01/34...........         192,983
     650,000   Talisman Energy, Inc.
                 (Canada),
                 5.85%, 02/01/37...........         575,140
                                             --------------
                                                  6,038,852
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.0%
     400,000   Catalyst Paper Corp., Series
                 D (Canada),
                 8.63%, 06/15/11...........         392,000
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 0.1%
     170,000   Bio-Rad Laboratories, Inc.,
                 7.50%, 08/15/13...........         171,700
     530,000   Bio-Rad Laboratories, Inc.,
                 6.13%, 12/15/14...........         488,925
     600,000   Bristol-Myers Squibb,
                 6.88%, 08/01/97(d)(e).....         612,401
   1,580,000   Wyeth,
                 6.00%, 02/15/36...........       1,477,602
                                             --------------
                                                  2,750,628
                                             --------------
               PRIVATE ASSET BACKED: AUTOMOBILES/MOTOR
                 VEHICLES AND AUTOMOTIVE EQUIPMENT -- 4.8%
  16,200,000   Daimler Chrysler Auto Trust,
                 Series 2005-B, Class A3,
                 4.04%, 09/08/09...........      15,987,589
  14,770,000   Daimler Chrysler Auto Trust,
                 Series 2006-B, Class A3,
                 5.33%, 08/08/10...........      14,726,136
  20,311,899   Ford Credit Auto Owner
                 Trust, Series 2005-A,
                 Class A3,
                 3.48%, 11/15/08...........      20,109,849
  13,200,000   Ford Credit Auto Owner
                 Trust, Series 2005-B,
                 Class A3,
                 4.17%, 01/15/09...........      13,071,833
  18,911,000   Nissan Auto Receivables
                 Owner Trust, Series
                 2006-B, Class A4,
                 5.22%, 11/15/11...........      18,758,479
  16,282,471   Wachovia Auto Owner Trust,
                 Series 2004-A, Class A3,
                 3.19%, 06/20/08...........      16,143,132
                                             --------------
                                                 98,797,018
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: BANKS -- 0.2%
$  4,252,409   Bank of America Alternative
                 Loan Trust, Series 2004-7,
                 Class 4A1,
                 5.00%, 08/25/19...........  $    4,057,066
                                             --------------
               PRIVATE ASSET BACKED: CREDIT CARDS -- 4.0%
  14,000,000   American Express Credit
                 Account Master Trust,
                 Series 2005-3, Class A,
                 Floating Rate,
                 5.20%, 01/18/11(c)........      13,989,154
  12,075,000   Chase Issuance Trust, Series
                 2004-A9, Class A9,
                 3.22%, 06/15/10...........      11,733,606
  14,950,000   Citibank Credit Card
                 Issuance Trust, Series
                 2004-A1, Class A1,
                 2.55%, 01/20/09...........      14,720,918
  14,850,000   Citibank Credit Card
                 Issuance Trust, Series
                 2004-A4, Class A4,
                 3.20%, 08/24/09...........      14,456,735
  15,125,000   Citibank Credit Card
                 Issuance Trust, Series
                 2006-A2, Class A2,
                 4.85%, 02/10/11...........      14,866,430
  11,500,000   MBNA Credit Card Master Note
                 Trust, Series 2003-A6,
                 Class A6,
                 2.75%, 10/15/10...........      10,944,716
                                             --------------
                                                 80,711,559
                                             --------------
               PRIVATE ASSET BACKED: FINANCIAL
                 SERVICES -- 4.0%
   2,805,000   Greenwich Capital Commercial
                 Funding Corp., Series
                 2004-GG1, Class A4,
                 4.76%, 06/10/36...........       2,705,900
  11,200,000   Greenwich Capital Commercial
                 Funding Corp., Series
                 2005-GG3, Class A3,
                 4.57%, 08/10/42...........      10,586,119
   1,732,090   Morgan Stanley Capital I,
                 Series 1998-WF1, Class A2,
                 6.55%, 03/15/30...........       1,744,646
   2,960,191   Morgan Stanley Capital I,
                 Series 1999-FNV1, Class
                 A2,
                 6.53%, 03/15/31...........       3,005,113
   4,281,516   SLM Student Loan Trust,
                 Series 2004-9, Class A2,
                 Floating Rate,
                 5.12%, 10/25/12(b)........       4,277,041
  11,136,768   SLM Student Loan Trust,
                 Series 2005-5, Class A1,
                 Floating Rate,
                 5.10%, 01/25/18(b)........      11,140,288
  14,200,000   SLM Student Loan Trust,
                 Series 2005-6, Class A5B,
                 Floating Rate,
                 5.11%, 07/27/26(b)........      14,217,166

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: FINANCIAL SERVICES
                 (CONTINUED)
$ 19,542,185   SLM Student Loan Trust,
                 Series 2006-3, Class A1,
                 Floating Rate,
                 5.08%, 01/25/13(b)........  $   19,555,768
  14,030,000   Washington Mutual Asset
                 Securities Corp. -- 144A,
                 Series 2005-C1A, Class A2,
                 5.15%, 05/25/36...........      13,745,054
                                             --------------
                                                 80,977,095
                                             --------------
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY -- 22.1%
  11,650,010   ACE Securities Corp., Series
                 2006-HE1, Class A2A,
                 Floating Rate,
                 5.40%, 02/25/36(c)........      11,660,428
  11,960,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2000-1, Class A2A,
                 7.33%, 11/15/31...........      12,503,324
   8,997,979   Banc of America Commercial
                 Mortgage, Inc., Series
                 2001-1, Class A2,
                 6.50%, 04/15/36...........       9,241,823
  16,715,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2002-2, Class A3,
                 5.12%, 07/11/43...........      16,210,810
  11,170,000   Banc of America Commercial
                 Mortgage, Inc., Series
                 2002-PB2, Class A4,
                 6.19%, 06/11/35...........      11,378,961
     795,185   Bear Stearns Commercial
                 Mortgage Securities, Inc.,
                 Series 2001, Class A1,
                 6.08%, 02/15/35...........         800,571
   2,545,000   Bear Stearns Commercial
                 Mortgage Securities, Inc.,
                 Series 2005-PWR8, Class
                 A4,
                 4.67%, 06/11/41...........       2,332,696
  13,198,105   Carrington Mortgage Loan
                 Trust, Series 2006-OPT1,
                 Class A1, Floating Rate,
                 5.39%, 02/25/36(c)........      13,210,391
   3,475,000   Chase Commercial Mortgage
                 Securities Corp., Series
                 2000-3, Class A2,
                 7.32%, 10/15/32...........       3,650,668
   6,886,635   Commercial Mortgage
                 Acceptance Corp., Series
                 1998-C2, Class A2,
                 6.03%, 09/15/30...........       6,914,341
   4,456,516   Countrywide Asset-Backed
                 Certificates, Series
                 2004-13, Class AV4,
                 Floating Rate,
                 5.61%, 06/25/35(c)........       4,462,023

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$  8,083,290   Countrywide Asset-Backed
                 Certificates, Series
                 2005-12, Class 2A1,
                 Floating Rate,
                 5.43%, 02/25/36(c)........  $    8,089,275
   9,016,947   Countrywide Asset-Backed
                 Certificates, Series
                 2005-BC5, Class 3A1,
                 Floating Rate,
                 5.42%, 01/25/36(c)........       9,023,976
  14,027,741   Countrywide Asset-Backed
                 Certificates, Series
                 2005-IM3, Class A1,
                 Floating Rate,
                 5.44%, 03/25/36(c)........      14,038,827
  11,049,823   Countrywide Asset-Backed
                 Certificates, Series
                 2006-IM1, Class A1,
                 Floating Rate,
                 5.41%, 04/25/36(c)........      11,058,703
  23,608,497   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 1998-C2, Class A2,
                 6.30%, 11/11/30...........      23,900,963
  14,955,000   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 2002-CKS4, Class
                 A2,
                 5.18%, 11/15/36...........      14,518,535
  13,110,000   Credit Suisse First Boston
                 Mortgage Securities Corp.,
                 Series 2003-C3, Class A5,
                 3.94%, 05/15/38...........      11,745,536
  13,163,955   Credit Suisse Mortgage
                 Capital Certificates,
                 Series 2006-3, Class 1A1A,
                 Floating Rate,
                 5.41%, 04/25/36(c)........      13,175,278
   4,865,669   DLJ Commercial Mortgage
                 Corp., Series 2000-CKP1,
                 Class A1B,
                 7.18%, 11/10/33...........       5,089,759
  14,035,775   Fieldstone Mortgage
                 Investment Corp., Series
                 2006-1, Class A1, Floating
                 Rate,
                 5.40%, 05/25/36(c)........      14,045,396
  13,817,544   First Franklin Mortgage Loan
                 Asset Backed Certificates,
                 Series 2006-FF4, Class A1,
                 Floating Rate,
                 5.39%, 03/25/36(c)........      13,829,230
  12,570,000   First Union National Bank
                 Commercial Mortgage,
                 Series 2001-C2, Class A2,
                 6.66%, 01/12/43...........      13,008,600
  10,380,000   GE Capital Commercial
                 Mortgage Corp., Series
                 2002-1A, Class A3,
                 6.27%, 12/10/35...........      10,633,779
  11,875,000   GE Capital Commercial
                 Mortgage Corp., Series
                 2002-2A, Class A3,
                 5.35%, 08/11/36...........      11,609,720

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$  6,150,000   GMAC Commercial Mortgage
                 Securities, Inc., Series
                 1999-C2, Class A2,
                 6.95%, 09/15/33...........  $    6,329,937
   6,397,367   GMAC Commercial Mortgage
                 Securities, Inc., Series
                 1999-C3, Class A2,
                 7.18%, 08/15/36...........       6,624,884
   3,175,000   GS Mortgage Securities Corp.
                 II, Series 2005-GG4, Class
                 A4A,
                 4.75%, 07/10/39...........       2,936,343
   4,545,000   GS Mortgage Securities Corp.
                 II, Series 2006-GG6, Class
                 A4,
                 5.55%, 04/10/38...........       4,437,997
  10,490,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-C1, Class A3,
                 5.86%, 10/12/35...........      10,516,271
   6,650,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIB2, Class
                 A3,
                 6.43%, 04/15/35...........       6,827,010
   9,475,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2001-CIBC, Class
                 A3,
                 6.26%, 03/15/33...........       9,672,069
   9,350,000   JPMorgan Chase Commercial
                 Mortgage Securities Corp.,
                 Series 2005-CB12, Class
                 A4,
                 4.90%, 09/12/37...........       8,712,400
  20,162,470   JPMorgan Mortgage Trust,
                 Series 2006-A2, Class 4A1,
                 3.89%, 08/25/34...........      19,427,528
   7,369,757   LB Commercial Conduit
                 Mortgage Trust, Series
                 1998-C4, Class A1B,
                 6.21%, 10/15/35...........       7,440,952
   6,900,000   LB-UBS Commercial Mortgage
                 Trust, Series 2000-C3,
                 Class A2,
                 7.95%, 05/15/25...........       7,375,336
   6,830,000   LB-UBS Commercial Mortgage
                 Trust, Series 2000-C4,
                 Class A2,
                 7.37%, 08/15/26...........       7,193,848
   7,395,000   LB-UBS Commercial Mortgage
                 Trust, Series 2003-C7,
                 Class A3,
                 4.56%, 09/15/27...........       7,066,316
   9,100,000   LB-UBS Commercial Mortgage
                 Trust, Series 2004-C8,
                 Class A4,
                 4.51%, 12/15/29...........       8,585,248

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               PRIVATE ASSET BACKED: MORTGAGE AND HOME
                 EQUITY (CONTINUED)
$ 18,315,582   New Century Home Equity Loan
                 Trust, Series 2006-1,
                 Class A2A, Floating Rate,
                 5.38%, 05/25/36(c)........  $   18,328,105
  12,933,062   Residential Asset Mortgage
                 Products, Inc., Series
                 2006-RS2, Class A1,
                 Floating Rate,
                 5.40%, 03/25/36(c)........      12,944,714
  14,067,547   Residential Asset
                 Securitization Trust,
                 Series 2005-A14, Class A4,
                 5.50%, 12/25/35...........      13,942,927
   9,889,136   Salomon Brothers Mortgage
                 Securities VII, Series
                 1999-C1, Class A2,
                 Floating Rate,
                 7.08%, 05/18/32(c)........      10,145,110
   9,099,504   Salomon Brothers Mortgage
                 Securities VII, Series
                 2001-C2, Class A3,
                 6.50%, 10/13/11...........       9,374,542
   7,786,149   Structured Asset Investment
                 Loan Trust, Series 2006-2,
                 Class A1, Floating Rate,
                 5.38%, 04/25/36(c)........       7,791,419
                                             --------------
                                                451,806,569
                                             --------------
               PRIVATE ASSET BACKED: OTHER -- 0.8%
   5,018,773   Structured Asset Securities
                 Corp. -- 144A, Series
                 2003-AL2, Class A,
                 3.36%, 01/25/31...........       4,485,636
  10,912,954   Terra LNR, Ltd. (Cayman
                 Islands) -- 144A, Series
                 2006-1A, Class A1,
                 Floating Rate,
                 5.33%, 06/15/17(c)........      10,912,595
                                             --------------
                                                 15,398,231
                                             --------------
               PRIVATE ASSET BACKED: UTILITIES -- 0.4%
   8,000,000   Peco Energy Transition
                 Trust, Series 2000-A,
                 Class A4,
                 7.65%, 03/01/10...........       8,461,184
                                             --------------
               REAL ESTATE -- 0.1%
   1,252,000   EOP Operating LP,
                 7.50%, 04/19/29...........       1,318,902
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.6%
     910,000   AvalonBay Communities,
                 Series MTN,
                 6.63%, 09/15/11...........         937,583
   4,100,000   Prologis 2006,
                 5.50%, 04/01/12...........       3,996,294
     725,000   The Rouse Company,
                 3.63%, 03/15/09...........         677,332

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
$  4,135,000   The Rouse Company,
                 5.38%, 11/26/13...........  $    3,731,110
   2,200,000   The Rouse Company/TRC
                 Co-issuer, Inc. -- 144A,
                 6.75%, 05/01/13...........       2,153,591
                                             --------------
                                                 11,495,910
                                             --------------
               RETAIL -- 0.1%
     430,000   Federated Department Stores,
                 Inc.,
                 6.79%, 07/15/27...........         424,545
     850,000   May Department Stores
                 Company,
                 8.50%, 06/01/19...........         985,912
     395,000   May Department Stores
                 Company,
                 6.65%, 07/15/24...........         387,883
     495,000   May Department Stores
                 Company,
                 7.88%, 03/01/30...........         545,567
     295,000   May Department Stores
                 Company,
                 6.70%, 07/15/34...........         288,971
                                             --------------
                                                  2,632,878
                                             --------------
               SEMICONDUCTORS -- 0.0%
     245,000   Freescale Semiconductor,
                 Inc., Floating Rate,
                 7.82%, 07/15/09(b)........         249,900
     190,000   MagnaChip Semiconductor,
                 Ltd., Floating Rate,
                 8.58%, 12/15/11(b)........         181,450
                                             --------------
                                                    431,350
                                             --------------
               SPECIAL PURPOSE ENTITY -- 0.3%
     350,815   AES Ironwood LLC,
                 8.86%, 11/30/25...........         380,634
   2,150,000   Atlantic Marine,
                 Inc. -- 144A,
                 5.34%, 12/01/50...........       1,904,793
   2,875,000   Belvoir Land LLC -- 144A,
                 5.40%, 12/15/47...........       2,489,030
   1,600,000   New York Life Global
                 Funding -- 144A,
                 3.88%, 01/15/09...........       1,534,032
                                             --------------
                                                  6,308,489
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 1.7%
     625,000   America Movil SA de CV
                 (Mexico),
                 6.38%, 03/01/35...........         546,388
     810,000   Cincinnati Bell, Inc.,
                 7.25%, 07/15/13...........         801,900

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
$  1,940,000   Deutsche Telecom
                 International Finance BV
                 (the Netherlands),
                 5.75%, 03/23/16...........  $    1,834,320
     550,000   Intelsat Bermuda,
                 Ltd. -- 144A (Bermuda),
                 9.25%, 06/15/16...........         570,625
     405,000   Intelsat Subsidiary Holding
                 Company, Ltd. (Bermuda),
                 Floating Rate,
                 9.61%, 01/15/12(k)........         411,075
   2,350,000   New England Telephone &
                 Telegraph,
                 7.88%, 11/15/29...........       2,439,756
     970,000   New Jersey Bell Telephone,
                 7.85%, 11/15/29...........       1,009,866
     490,000   PanAmSat Corp. -- 144A,
                 9.00%, 06/15/16...........         499,800
     860,000   Qwest Corp.,
                 7.88%, 09/01/11...........         875,050
     675,000   Qwest Corp., Floating Rate,
                 8.58%, 06/15/13(b)........         717,188
      50,000   Rogers Wireless, Inc.
                 (Canada),
                 7.25%, 12/15/12...........          50,625
     990,000   Rogers Wireless, Inc.
                 (Canada),
                 7.50%, 03/15/15...........       1,004,850
   1,115,000   Sprint Capital Corp.,
                 8.75%, 03/15/32...........       1,348,416
   1,105,000   Telecom Italia Capital
                 (Luxembourg),
                 6.00%, 09/30/34...........         957,059
   1,875,000   Telefonica Emisiones SAU
                 (Spain),
                 6.42%, 06/20/16...........       1,874,514
   4,650,000   Telefonica Emisiones SAU
                 (Spain),
                 7.05%, 06/20/36...........       4,661,918
     850,000   Telefonica Europe BV (the
                 Netherlands),
                 7.75%, 09/15/10...........         902,524
     215,000   Verizon Maryland, Inc.,
                 Series B,
                 5.13%, 06/15/33...........         164,857
   1,470,000   Vodafone Group PLC (United
                 Kingdom),
                 5.00%, 12/16/13...........       1,360,729
     500,000   Vodafone Group PLC (United
                 Kingdom),
                 5.00%, 09/15/15...........         453,040
   7,910,000   Vodafone Group PLC (United
                 Kingdom), Floating Rate,
                 5.59%, 12/28/07(b)........       7,911,551
     890,000   Wind Acquisition Finance
                 SA -- 144A (Luxembourg),
                 10.75%, 12/01/15..........         950,075

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               CORPORATE BONDS AND NOTES (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
$  1,375,000   Windstream Corp. -- 144A,
                 8.13%, 08/01/13...........  $    1,409,375
   1,545,000   Windstream Corp. -- 144A,
                 8.63%, 08/01/16...........       1,587,488
                                             --------------
                                                 34,342,989
                                             --------------
               TRANSPORTATION -- 0.1%
   1,075,000   BNSF Funding Trust I,
                 Variable Rate,
                 6.61%, 12/15/55(a)........       1,012,591
     375,000   Burlington Northern Santa Fe
                 Corp.,
                 7.29%, 06/01/36...........         424,100
     560,000   Overseas Shipholding Group,
                 7.50%, 02/15/24...........         536,200
                                             --------------
                                                  1,972,891
                                             --------------
               UTILITIES -- 0.6%
   2,735,000   Centerpoint Energy, Inc.,
                 Series B,
                 7.25%, 09/01/10...........       2,850,072
     401,920   Elwood Energy LLC,
                 8.16%, 07/05/26...........         436,909
   1,000,000   Florida Power & Light,
                 5.63%, 04/01/34...........         921,234
     128,800   Homer City Funding LLC,
                 8.14%, 10/01/19...........         137,494
      83,589   Homer City Funding LLC,
                 8.73%, 10/01/26...........          93,202
     195,000   Midwest Generation LLC,
                 8.75%, 05/01/34...........         207,675
     574,038   Midwest Generation LLC,
                 Series B,
                 8.56%, 01/02/16...........         603,099
     155,000   NRG Energy, Inc.,
                 7.25%, 02/01/14...........         151,513
     560,000   NRG Energy, Inc.,
                 7.38%, 02/01/16...........         547,400
     470,000   Orion Power Holdings, Inc.,
                 12.00%, 05/01/10..........         533,450
     545,000   Reliant Energy, Inc.,
                 6.75%, 12/15/14...........         504,125
     300,000   SP PowerAssets, Ltd. -- 144A
                 (Singapore),
                 5.00%, 10/22/13...........         282,814
     231,536   Tenaska Alabama II Partners,
                 LP -- 144A,
                 7.00%, 06/30/21...........         226,817
   5,325,000   TXU Corp., Series O,
                 4.80%, 11/15/09...........       5,092,595
                                             --------------
                                                 12,588,399
                                             --------------
               TOTAL CORPORATE BONDS AND
                 NOTES (Cost
                 $1,209,892,797)...........   1,180,774,986
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               FOREIGN GOVERNMENT OBLIGATIONS -- 1.9%
$  9,700,000   AID-Israel (Israel),
                 5.50%, 09/18/23...........  $    9,652,198
  10,750,900   France Discount Treasury
                 Bill (France),
                 2.71%, 07/13/06(q)........      13,739,937
   2,055,000   Mexican Fixed Rate Bonds,
                 Series M (Mexico),
                 9.00%, 12/22/11(s)........         185,192
   3,925,000   Mexican Fixed Rate Bonds,
                 Series MI10 (Mexico),
                 8.00%, 12/19/13(s)........         328,224
   2,930,000   Province of Manitoba
                 (Canada),
                 6.38%, 09/01/15(t)........       1,749,723
   4,580,000   Province of Ontario, Series
                 GMTN (Canada),
                 6.25%, 06/16/15(t)........       2,732,533
   2,050,000   Quebec Province (Canada),
                 6.75%, 11/09/15(t)........       1,249,772
   1,950,000   United Mexican States
                 (Mexico),
                 6.63%, 03/03/15...........       1,979,250
   4,045,000   United Mexican States
                 (Mexico),
                 8.13%, 12/30/19...........       4,580,963
   2,385,000   United Mexican States,
                 Series MTNA (Mexico),
                 8.00%, 09/24/22...........       2,665,238
                                             --------------
               TOTAL FOREIGN GOVERNMENT
                 OBLIGATIONS (Cost
                 $39,083,347)..............      38,863,030
                                             --------------
               SHORT TERM CORPORATE NOTES -- 0.4%
   7,750,000   AT&T, Inc. -- 144A,
                 4.21%, 06/05/07 (Cost
                 $7,662,948)...............       7,662,948
                                             --------------
               SECURITIES LENDING COLLATERAL -- 1.5%
  30,335,855   Securities Lending
                 Collateral Investment
                 (Note 4) (Cost
                 $30,335,855)..............      30,335,855
                                             --------------
               TOTAL SECURITIES (Cost
                 $2,330,816,972)...........   2,285,777,577
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               REPURCHASE AGREEMENTS -- 3.0%
$ 61,605,052   With Investors Bank and
                 Trust, dated 06/30/06,
                 4.76%, due 07/03/06,
                 repurchase proceeds at
                 maturity $61,629,489
                 (Collateralized by Fannie
                 Mae Adjustable Rate
                 Mortgage, 4.34% due
                 02/01/34, with a value of
                 $12,574,420 and Freddie
                 Mac Adjustable Rate
                 Mortgage, 5.55%, due
                 12/15/34, with a value of
                 $52,110,885) (Cost
                 $61,605,052)..............  $   61,605,052
                                             --------------
               Total Investments before
                 Call and Put Options
                 Written and Securities
                 Sold Short -- 115.0% (Cost
                 $2,392,422,024)...........   2,347,382,629
                                             --------------
 CONTRACTS
 ---------
               CALL OPTIONS WRITTEN -- (0.0)%
        (169)  US Treasury Note (10 Year)
                 September Future, Expiring
                 September 2006 @ 110
                 (Premium $84,277).........          (2,641)
                                             --------------
               PUT OPTIONS WRITTEN -- (0.0)%
        (169)  US Treasury Note (10 Year)
                 September Future, Expiring
                 September 2006 @ 106
                 (Premium $107,277)........        (237,656)
                                             --------------
 PRINCIPAL
 ---------
               SECURITIES SOLD SHORT -- (4.3)%
$(53,000,000)  Fannie Mae,
                 TBA, 5.50%, 07/13/06......     (50,913,125)
  (5,800,000)  Fannie Mae,
                 TBA, 6.50%, 07/13/06......      (5,830,810)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES SOLD SHORT (CONTINUED)
$ (6,362,606)  Fannie Mae,
                 TBA, 4.50%, 07/18/06......  $   (6,014,648)
 (10,900,000)  Fannie Mae,
                 TBA, 5.00%, 07/18/06......     (10,498,062)
  (3,000,000)  Freddie Mac Gold,
                 TBA, 6.00%, 07/13/06......      (2,954,064)
  (6,600,000)  Freddie Mac Gold,
                 TBA, 4.50%, 07/18/06......      (6,230,809)
  (6,400,000)  Freddie Mac Gold,
                 TBA, 5.00%, 07/18/06......      (6,160,000)
                                             --------------
               TOTAL SECURITIES SOLD SHORT
                 (Proceeds $89,360,835)....     (88,601,518)
                                             --------------
               Total Investments net of
                 Call and Put Options
                 Written and Securities
                 Sold Short -- 110.7% (Cost
                 $2,302,869,635)...........   2,258,540,814
               Liabilities less other
                 assets -- (10.7)%.........    (218,142,474)
                                             --------------
               NET ASSETS -- 100.0%........  $2,040,398,340
                                             ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $2,302,869,635.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $  2,979,399
    Gross unrealized depreciation..........   (47,308,220)
                                             ------------
    Net unrealized depreciation............  $(44,328,821)
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 17.3%
              US TREASURY BONDS -- 2.1%
$   160,000   6.25%, 08/15/23................  $    176,513
    550,000   6.13%, 11/15/27................       607,879
    922,000   4.50%, 02/15/36................       826,991
                                               ------------
                                                  1,611,383
                                               ------------
              US TREASURY INFLATION INDEX -- 3.3%
    865,084   1.63%, 01/15/15................       806,725
    538,538   1.88%, 07/15/15................       511,170
    213,137   2.00%, 01/15/16................       203,605
    716,016   2.38%, 01/15/25................       697,108
    263,884   2.00%, 01/15/26................       241,681
                                               ------------
                                                  2,460,289
                                               ------------
              US TREASURY NOTES -- 11.3%
    130,000   4.00%, 08/31/07................       128,207
  3,380,000   3.38%, 02/15/08................     3,286,259
  3,940,000   3.75%, 05/15/08................     3,841,658
    210,000   3.88%, 09/15/10................       200,452
    240,000   4.50%, 02/28/11................       234,094
     10,000   4.25%, 11/15/14................         9,408
    290,000   4.50%, 11/15/15................       276,316
    130,000   4.50%, 02/15/16................       123,723
    350,000   5.13%, 05/15/16................       349,699
                                               ------------
                                                  8,449,816
                                               ------------
              US TREASURY STRIPS -- 0.6%
  1,220,000   Zero coupon, 11/15/24..........       462,618
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $13,348,249)...........    12,984,106
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 43.3%
              FANNIE MAE -- 31.4%
    400,000   Floating Rate, 5.31%,
                09/22/06(b)..................       399,962
    553,434   PL# 735809, Variable Rate,
                4.49%, 08/01/35(a)...........       543,007
     43,501   PL# 759626, 6.00%, 02/01/34....        43,068
     47,346   PL# 795774, 6.00%, 10/01/34....        46,709
    190,293   PL# 796050, 6.00%, 08/01/34....       187,731
  1,830,486   PL# 796278, 6.00%, 12/01/34....     1,805,845
     60,609   PL# 801516, Variable Rate,
                4.72%, 08/01/34(a)...........        59,618
    679,204   PL# 809169, 6.00%, 01/01/35....       670,061
    135,041   PL# 810896, Variable Rate,
                4.86%, 01/01/35(a)...........       132,464
     35,318   PL# 820426, 6.00%, 03/01/35....        34,801

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   400,000   TBA, 5.00%, 07/01/21...........  $    385,250
    500,000   TBA, 5.50%, 07/01/21...........       490,781
    400,000   TBA, 5.00%, 08/01/21...........       385,000
    300,000   TBA, 4.50%, 07/01/36...........       271,875
 10,300,000   TBA, 5.00%, 07/01/36...........     9,630,500
  6,400,000   TBA, 5.50%, 07/01/36...........     6,148,000
  2,400,000   TBA, 6.00%, 07/01/36...........     2,362,500
                                               ------------
                                                 23,597,172
                                               ------------
              FEDERAL AGRICULTURAL MORTGAGE CORP. -- 0.1%
     80,000   4.25%, 07/29/08................        78,127
                                               ------------
              FREDDIE MAC -- 1.5%
    430,000   4.38%, 11/16/07................       423,776
    720,000   4.75%, 01/18/11................       699,367
                                               ------------
                                                  1,123,143
                                               ------------
              FREDDIE MAC GOLD -- 0.8%
    300,000   TBA, 5.00%, 07/01/21...........       288,750
    300,000   TBA, 5.00%, 07/01/36...........       280,219
                                               ------------
                                                    568,969
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 8.6%
  1,666,896   PL# 612902, 5.00%, 07/15/33....     1,579,680
  1,983,099   PL# 644631, 5.00%, 09/15/35....     1,878,061
  2,590,000   TBA, 5.00%, 07/01/36...........     2,451,596
    600,000   TBA, 5.50%, 07/01/36...........       581,625
                                               ------------
                                                  6,490,962
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 0.9%
    470,000   5.88%, 04/01/36................       488,726
    200,000   5.38%, 04/01/56................       189,778
                                               ------------
                                                    678,504
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $33,046,834)...........    32,536,877
                                               ------------
              CORPORATE BONDS AND NOTES -- 45.6%
              AEROSPACE AND DEFENSE -- 0.1%
     45,000   DRS Technologies, Inc.,
                6.63%, 02/01/16..............        43,763
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 0.1%
     60,000   Russell Corp.,
                9.25%, 05/01/10..............        63,075
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AUTOMOBILE: RENTAL -- 0.0%
$    15,000   Hertz Corp. -- 144A,
                8.88%, 01/01/14..............  $     15,450
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 0.9%
     60,000   Daimler Chrysler NA Holding,
                4.05%, 06/04/08..............        58,038
    100,000   Daimler Chrysler NA Holding,
                5.88%, 03/15/11..............        98,465
    200,000   Ford Motor Company,
                7.45%, 07/16/31..............       145,500
    440,000   General Motors Corp.,
                8.25%, 07/15/23..............       348,699
     60,000   Visteon Corp.,
                8.25%, 08/01/10..............        56,400
                                               ------------
                                                    707,102
                                               ------------
              BANKS -- 1.7%
     90,000   Bank of America Corp.,
                3.88%, 01/15/08..............        87,795
    140,000   Bank of America Corp.,
                4.50%, 08/01/10..............       134,372
    130,000   Glintnir Banki HF -- 144A
                (Iceland), Variable Rate,
                6.69%, 06/15/16(a)...........       129,390
    280,000   Kaupthing Bank -- 144A,
                5.44%, 04/11/11..............       280,443
     10,000   Rabobank Capital Funding Trust
                II -- 144A, Variable Rate,
                5.26%, perpetual(a)..........         9,397
     20,000   Rabobank Capital Funding Trust
                III -- 144A, Variable Rate,
                5.25%, perpetual(a)..........        18,357
    100,000   Shinsei Financial, Ltd. -- 144A
                (Cayman Islands), Variable
                Rate,
                6.42%, perpetual(a)..........        94,085
     90,000   Wachovia Capital Trust III,
                Variable Rate,
                5.80%, perpetual(a)..........        87,424
    240,000   Wachovia Corp.,
                5.25%, 08/01/14..............       229,273
    230,000   Wells Fargo & Company,
                4.20%, 01/15/10..............       219,969
                                               ------------
                                                  1,290,505
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA -- 1.4%
$    10,000   Clear Channel Communications,
                Inc.,
                4.63%, 01/15/08..............  $      9,797
     90,000   Clear Channel Communications,
                Inc.,
                5.50%, 09/15/14..............        81,608
     50,000   Clear Channel Communications,
                Inc.,
                4.90%, 05/15/15..............        42,753
    170,000   Comcast Corp.,
                6.50%, 01/15/15..............       171,609
     80,000   Cox Communications, Inc.,
                3.88%, 10/01/08..............        76,567
     40,000   Echostar DBS Corp. -- 144A,
                7.13%, 02/01/16..............        38,700
     40,000   Kabel Deutschland GMBH -- 144A
                (Germany),
                10.63%, 07/01/14.............        42,400
    100,000   Liberty Media Corp.,
                7.88%, 07/15/09..............       104,028
     40,000   Quebecor Media, Inc. -- 144A
                (Canada),
                7.75%, 03/15/16..............        39,400
     60,000   Rogers Cable, Inc. (Canada),
                6.75%, 03/15/15..............        57,450
     20,000   Sinclair Broadcast Group,
                8.00%, 03/15/12..............        20,400
     50,000   Time Warner Entertainment,
                8.38%, 07/15/33..............        56,729
    160,000   Time Warner, Inc.,
                6.88%, 05/01/12..............       165,553
    140,000   Time Warner, Inc.,
                7.70%, 05/01/32..............       152,605
                                               ------------
                                                  1,059,599
                                               ------------
              CHEMICALS -- 0.1%
     44,000   Westlake Chemical Corp.,
                6.63%, 01/15/16..............        40,865
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 0.1%
     10,000   Electronic Data Systems,
                7.13%, 10/15/09..............        10,335
     40,000   SunGard Data Systems,
                Inc. -- 144A,
                10.25%, 08/15/15.............        41,550
                                               ------------
                                                     51,885
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.1%
$    30,000   Beazer Homes USA, Inc.,
                8.63%, 05/15/11..............  $     30,375
     40,000   Jacuzzi Brands Inc.,
                9.63%, 07/01/10..............        42,450
                                               ------------
                                                     72,825
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.3%
    180,000   Altria Group, Inc.,
                7.00%, 11/04/13..............       190,172
                                               ------------
              CONTAINERS AND PACKAGING -- 0.1%
     40,000   Graham Packaging Company,
                9.88%, 10/15/14..............        39,800
                                               ------------
              ENGINEERING -- 0.0%
     10,000   Compagnie Generale de
                Geophysique SA -- 144A
                (France),
                7.50%, 05/15/15..............         9,825
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.2%
    120,000   Waste Management, Inc.,
                6.38%, 11/15/12..............       122,576
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.0%
      4,000   NationsRent, Inc.,
                9.50%, 10/15/10..............         4,280
                                               ------------
              FINANCIAL SERVICES -- 6.5%
     90,000   Aiful Corp. -- 144A (Japan),
                5.00%, 08/10/10..............        85,658
    250,000   Citigroup, Inc.,
                5.13%, 02/14/11..............       244,377
    340,000   Countrywide Financial Corp.,
                Series MTNA,
                4.50%, 06/15/10..............       323,903
    120,000   Countrywide Home Loans, Series
                MTNB, Floating Rate,
                5.38%, 02/27/08(b)...........       120,066
     50,000   Credit Suisse First Boston USA,
                Inc.,
                4.88%, 08/15/10..............        48,507
  1,290,000   Ford Motor Credit Company,
                5.80%, 01/12/09..............     1,179,168
     90,000   General Electric Capital Corp.,
                Series MTNA,
                4.25%, 01/15/08..............        88,302
    140,000   General Electric Capital Corp.,
                Series MTNA,
                4.13%, 09/01/09..............       134,196
    120,000   General Motors Acceptance
                Corp.,
                6.13%, 08/28/07..............       118,777

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$   400,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09..............  $    383,661
     30,000   General Motors Acceptance
                Corp., Series GM,
                6.31%, 11/30/07..............        28,915
     60,000   General Motors Acceptance
                Corp., Series MTN,
                4.38%, 12/10/07..............        57,572
    600,000   General Motors Acceptance
                Corp., Series MTN, Floating
                Rate,
                5.97%, 01/16/07(b)...........       598,309
    250,000   HSBC Finance Corp.,
                4.63%, 01/15/08..............       246,518
    220,000   JPMorgan Chase & Company,
                5.13%, 09/15/14..............       208,142
    130,000   JPMorgan Chase & Company,
                5.15%, 10/01/15..............       121,560
    380,000   Lehman Brothers E-Capital Trust
                I, Floating Rate,
                5.95%, 08/19/65(b)...........       380,347
    130,000   Lehman Brothers Holdings, Inc.,
                4.00%, 01/22/08..............       126,650
     80,000   Lehman Brothers Holdings, Inc.,
                4.50%, 07/26/10..............        76,493
    200,000   Morgan Stanley,
                3.63%, 04/01/08..............       193,635
     80,000   The Goldman Sachs Group, Inc.,
                4.50%, 06/15/10..............        76,553
     50,000   The Goldman Sachs Group, Inc.,
                5.00%, 01/15/11..............        48,402
                                               ------------
                                                  4,889,711
                                               ------------
              FOOD AND BEVERAGE -- 0.3%
    140,000   Anheuser-Busch Companies, Inc.,
                4.95%, 01/15/14..............       133,021
     60,000   Kraft Foods, Inc.,
                5.63%, 11/01/11..............        59,165
                                               ------------
                                                    192,186
                                               ------------
              INSURANCE -- 0.0%
     30,000   ASIF Global Financing
                XIX -- 144A,
                4.90%, 01/17/13..............        28,469
                                               ------------
              LEISURE AND RECREATION -- 0.4%
     35,000   AMC Entertainment, Inc.,
                11.00%, 02/01/16.............        37,625
     15,000   Boyd Gaming Corp.,
                6.75%, 04/15/14..............        14,306

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$    40,000   Boyd Gaming Corp.,
                7.13%, 02/01/16..............  $     38,850
     60,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............        64,050
     60,000   Mandalay Resort Group,
                9.50%, 08/01/08..............        63,750
     30,000   River Rock Entertainment
                Authority,
                9.75%, 11/01/11..............        31,725
     65,000   Station Casinos, Inc.,
                6.63%, 03/15/18..............        59,150
                                               ------------
                                                    309,456
                                               ------------
              MANUFACTURING -- 0.5%
    120,000   Tyco International Group SA
                (Luxembourg),
                6.38%, 10/15/11..............       122,581
    240,000   Tyco International Group SA
                (Luxembourg),
                6.00%, 11/15/13..............       238,117
                                               ------------
                                                    360,698
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.4%
     75,000   DaVita, Inc.,
                7.25%, 03/15/15..............        72,375
    110,000   HCA, Inc.,
                6.75%, 07/15/13..............       105,592
    125,000   Tenet Healthcare Corp.,
                9.88%, 07/01/14..............       125,625
                                               ------------
                                                    303,592
                                               ------------
              OIL AND GAS: PIPELINES -- 0.9%
     50,000   El Paso Corp., Series MTN,
                7.80%, 08/01/31..............        48,813
    130,000   El Paso Corp., Series MTN,
                7.75%, 01/15/32..............       127,238
    110,000   El Paso Natural Gas,
                8.38%, 06/15/32..............       117,549
     30,000   Kinder Morgan Energy
                Partners, LP,
                6.30%, 02/01/09..............        30,152
    120,000   Kinder Morgan Energy Partners,
                LP,
                6.75%, 03/15/11..............       122,710

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS: PIPELINES (CONTINUED)
$    80,000   Williams Companies, Inc.,
                8.75%, 03/15/32..............  $     87,400
    170,000   Williams Companies, Inc.,
                Series A,
                7.50%, 01/15/31..............       164,899
                                               ------------
                                                    698,761
                                               ------------
              OIL, COAL AND GAS -- 2.4%
    110,000   Amerada Hess Corp.,
                7.30%, 08/15/31..............       116,913
     15,000   AmeriGas Partners LP/AmeriGas
                Eagle Finance Corp.,
                7.13%, 05/20/16..............        14,138
    100,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31..............       107,754
    150,000   Apache Finance Canada (Canada),
                4.38%, 05/15/15..............       134,719
     55,000   Chesapeake Energy Corp.,
                7.63, 07/15/13...............        55,619
    150,000   ChevronTexaco Capital Company
                (Canada),
                3.50%, 09/17/07..............       146,378
    230,000   Conoco, Inc.,
                6.95%, 04/15/29..............       251,015
     50,000   Devon Energy Corp.,
                7.95%, 04/15/32..............        57,784
    310,000   Kerr-McGee Corp.,
                7.88%, 09/15/31..............       351,457
    120,000   Pemex Project Funding Master
                Trust,
                7.38%, 12/15/14..............       124,140
     40,000   Pemex Project Funding Master
                Trust -- 144A,
                6.63%, 06/15/35..............        36,250
     70,000   Pogo Producing Company,
                6.88%, 10/01/17..............        65,188
     65,000   Suburban Propane Partners,
                6.88%, 12/15/13..............        61,100
     20,000   Vintage Petroleum,
                8.25%, 05/01/12..............        21,164
     50,000   Western Oil Sands, Inc.
                (Canada),
                8.38%, 05/01/12..............        53,375
    100,000   XTO Energy, Inc.,
                7.50%, 04/15/12..............       106,430
    120,000   XTO Energy, Inc.,
                6.25%, 04/15/13..............       120,242
                                               ------------
                                                  1,823,666
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 0.3%
$   210,000   Weyerhaeuser Company,
                6.75%, 03/15/12..............  $    214,800
                                               ------------
              PRINTING AND PUBLISHING -- 0.1%
     40,000   Reader's Digest Association,
                Inc.,
                6.50%, 03/01/11..............        38,800
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 2.0%
    508,917   Washington Mutual Bank, Series
                2005-AR13, Class A1A1,
                Floating Rate,
                5.61%, 10/25/45(c)...........       512,205
    563,337   Washington Mutual Bank, Series
                2005-AR15, Class A1A2,
                Floating Rate,
                5.60%, 11/25/45(c)...........       565,480
    419,047   Washington Mutual Bank, Series
                2005-AR8, Class 2A1A,
                Floating Rate,
                5.61%, 07/25/45(c)...........       419,935
                                               ------------
                                                  1,497,620
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 1.2%
    481,208   Lehman XS Trust, Series
                2005-5N, Class 1A1, Floating
                Rate,
                5.62%, 11/25/35(c)...........       482,977
    317,035   Lehman XS Trust, Series
                2005-7N, Class 1A1B, Floating
                Rate,
                5.62%, 12/25/35(c)...........       318,670
    140,000   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A4A,
                4.99%, 08/13/42..............       131,496
                                               ------------
                                                    933,143
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 20.9%
    469,740   Accredited Mortgage Loan Trust,
                Series 2005-3, Class A1,
                Floating Rate,
                5.56%, 09/25/35(c)...........       470,450
    289,585   Adjustable Rate Mortgage Trust,
                Series 2004-2, Class 7A2,
                Floating Rate,
                5.74%, 02/25/35(c)...........       290,857
    293,746   Adjustable Rate Mortgage Trust,
                Series 2004-5, Class 7A2,
                Floating Rate,
                5.70%, 04/25/35(c)...........       295,381
    542,937   American Home Mortgage
                Investment Trust, Series
                2005-4, Class 1A1, Floating
                Rate,
                5.61%, 11/25/45(c)...........       545,265

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   400,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-3, Class A4,
                4.67%, 07/10/43..............  $    367,258
    377,090   Banc of America Mortgage
                Securities, Series 2005-A,
                Class 2A1, Floating Rate,
                4.46%, 02/25/35(c)...........       365,342
     77,078   Chevy Chase Mortgage Funding
                Corp. -- 144A, Series
                2003-2AT, Class A1, Floating
                Rate,
                5.70%, 05/25/34(c)...........        77,074
    518,129   Countrywide Alternative Loan
                Trust, Series 2005-36, Class
                3A1, Floating Rate,
                4.98%, 08/25/35(c)...........       507,403
    392,281   Countrywide Alternative Loan
                Trust, Series 2005-44, Class
                1A1, Floating Rate,
                5.65%, 10/25/35(c)...........       393,458
    578,417   Countrywide Alternative Loan
                Trust, Series 2005-59, Class
                1A1, Floating Rate,
                5.60%, 11/20/35(c)...........       580,903
    533,148   Countrywide Alternative Loan
                Trust, Series 2005-J12, Class
                2A1, Floating Rate,
                5.59%, 08/25/35(c)...........       534,676
    689,861   Countrywide Alternative Loan
                Trust, Series 2006-OA6, Class
                1A1A, Floating Rate,
                5.53%, 07/25/46(c)...........       689,992
    382,548   Countrywide Asset-Backed
                Certificates, Series 2005-11,
                Class AF1, Floating Rate,
                5.50%, 02/25/36(c)...........       382,922
    130,000   Countrywide Asset-Backed
                Certificates, Series 2005-4,
                Class AF3,
                4.46%, 10/25/35..............       127,713
    410,079   Countrywide Home Equity Loan
                Trust, Series 2005-G, Class
                2A, Floating Rate,
                5.43%, 12/15/35(c)...........       410,912
    398,132   Countrywide Home Loans, Series
                2004-23, Class A, Floating
                Rate,
                7.15%, 11/25/34(c)...........       403,045
    503,674   Countrywide Home Loans, Series
                2005-R3, Class AF, Floating
                Rate,
                5.72%, 09/25/35(c)...........       506,948

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   398,028   First Franklin Mortgage Loan
                Asset Backed Certificates,
                Series 2004-FF10, Class A2,
                Floating Rate,
                5.72%, 12/25/32(c)...........  $    399,244
    210,000   GE Capital Commercial Mortgage
                Corp., Series 2005-C4, Class
                A4, Floating Rate,
                5.53%, 11/10/45(c)...........       202,808
    535,399   GMAC Mortgage Corp. Loan Trust,
                Series 2003-AR2, Class 1A1,
                Floating Rate,
                3.66%, 12/19/33(c)...........       531,766
    391,998   GMAC Mortgage Corp. Loan Trust,
                Series 2005-AR1, Class 3A,
                Floating Rate,
                4.67%, 03/18/35(c)...........       379,982
    200,000   GS Mortgage Securities Corp.
                II, Series 2005-GG4, Class
                AABA,
                4.68%, 07/10/39..............       188,640
    218,578   Impac CMB Trust, Series
                2003-10, Class 1A1, Floating
                Rate,
                6.02%, 10/25/33(c)...........       218,734
    253,955   Impac CMB Trust, Series 2004-2,
                Class A1, Floating Rate,
                5.84%, 04/25/34(c)...........       254,143
    380,838   Impac CMB Trust, Series 2004-6,
                Class 1A1, Floating Rate,
                5.72%, 10/25/34(c)...........       384,241
    140,001   IndyMac Index Mortgage Loan
                Trust, Series 2005-AR15,
                Class A2,
                5.10%, 09/25/35..............       132,608
    573,070   IXIS Real Estate Capital Trust,
                Series 2006-HE1, Class A1,
                Floating Rate,
                5.41%, 03/25/36(c)...........       573,455
    400,481   JPMorgan Mortgage Trust, Series
                2004-A3, Class 1A1, Floating
                Rate,
                4.30%, 07/25/34(c)...........       388,614
    100,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C3, Class
                A5,
                4.74%, 07/15/30..............        92,301
    100,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C3, Class
                AAB,
                4.66%, 07/15/30..............        94,045
    200,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C5, Class
                A4,
                4.95%, 09/15/40..............       187,416

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   500,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A4, Class 2A2,
                4.46%, 07/25/35..............  $    480,520
    400,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A5, Class A3,
                4.44%, 06/25/35..............       380,306
    220,000   Merrill Lynch Mortgage Trust,
                Series 2006-C1, Class A4,
                Floating Rate,
                5.84%, 05/12/39(c)...........       217,872
    387,728   MLCC Mortgage Investors, Inc.,
                Series 2003-F, Class A1,
                Floating Rate,
                5.64%, 10/25/28(c)...........       387,745
      7,134   Quest Trust, Series 2003-X3,
                Class A1, Floating Rate,
                5.80%, 02/25/34(c)...........         7,139
    401,945   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-15, Class 1A1,
                5.06%, 07/25/35..............       393,265
    324,817   Structured Asset Mortgage
                Investments, Inc., Series
                2003-AR4, Class A1, Floating
                Rate,
                5.60%, 01/19/34(c)...........       325,762
    700,000   Structured Asset Mortgage
                Investments, Series 2006-AR6,
                Series 1A3,
                5.40%, 07/25/36..............       699,887
    981,025   Thornburg Mortgage Securities
                Trust, Series 2006-1, Class
                A3, Floating Rate,
                5.49%, 01/25/36(c)...........       979,694
    245,200   Wachovia Mortgage Loan Trust
                LLC, Series 2005-WMC1, Class
                A1, Floating Rate,
                5.43%, 10/25/35(c)...........       245,386
    700,000   Zuni Mortgage Loan Trust,
                Series 2006-0A1, Class A1,
                Floating Rate,
                5.41%, 07/25/36(c)...........       700,034
                                               ------------
                                                 15,795,206
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 0.9%
    700,000   SLM Student Loan Trust, Series
                2006-5, Class A2, Floating
                Rate,
                5.43%, 07/25/17(b)...........       699,937
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.1%
$    35,000   Forest City Enterprises, Inc.,
                7.63%, 06/01/15..............  $     35,438
     30,000   Forest City Enterprises, Inc.,
                6.50%, 02/01/17..............        28,200
                                               ------------
                                                     63,638
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     40,000   Host Marriott LP, Series
                P -- 144A,
                6.75%, 06/01/16..............        38,350
     10,000   Ventas Realty LP/Ventas Capital
                Corp.,
                9.00%, 05/01/12..............        11,000
     30,000   Ventas Realty LP/Ventas Capital
                Corp.,
                6.50%, 06/01/16..............        28,913
                                               ------------
                                                     78,263
                                               ------------
              SPECIAL PURPOSE ENTITY -- 0.3%
     10,000   Hexion US Finance Corp./Hexion
                Nova Scotia Finance, ULC,
                9.00%, 07/15/14..............        10,175
    100,000   International Lease Finance
                Corp. E-Capital Trust
                I -- 144A, Variable Rate,
                5.90%, 12/21/65(a)...........        97,574
    100,000   Mitsubishi UFJ Financial Group
                Capital Financial I, Ltd.
                (Cayman Islands), Variable
                Rate,
                6.35%, perpetual (a).........        96,635
     30,000   Resona Preferred Global
                Securities -- 144A (Cayman
                Islands), Variable Rate,
                7.19%, perpetual (a).........        30,142
                                               ------------
                                                    234,526
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.4%
     90,000   AT&T, Inc.,
                5.10%, 09/15/14..............        83,631
     10,000   Bellsouth Corp.,
                4.75%, 11/15/12..............         9,285
     55,000   Cincinnati Bell, Inc.,
                7.00%, 02/15/15..............        52,113
     75,000   Deutsche Telecom International
                Finance BV (the Netherlands),
                5.75%, 03/23/16..............        70,914
     40,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda),
                9.25%, 06/15/16..............        41,500

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$    55,000   Intelsat, Ltd. (Bermuda),
                7.63%, 04/15/12..............  $     45,650
    115,000   Koninklijke KPN NV (the
                Netherlands),
                8.38%, 10/01/30..............       123,789
    190,000   Qwest Communications
                International, Inc., Floating
                Rate,
                8.67%, 02/15/09(b)...........       194,512
    320,000   Sprint Capital Corp.,
                6.00%, 01/15/07..............       320,469
     90,000   Telecom Italia Capital
                (Luxembourg),
                5.25%, 10/01/15..............        81,606
     40,000   Verizon Global Funding Corp.,
                7.38%, 09/01/12..............        42,571
     20,000   Windstream Corp. -- 144A,
                8.63%, 08/01/16..............        20,550
                                               ------------
                                                  1,086,590
                                               ------------
              TRANSPORTATION -- 0.5%
     40,000   Gulfmark Offshore, Inc.,
                7.75%, 07/15/14..............        39,200
     70,000   Horizon Lines LLC,
                9.00%, 11/01/12..............        71,400
     90,000   OMI Corp. (Marshall Islands),
                7.63%, 12/01/13..............        90,225
    130,000   Teekay Shipping Corp. (Marshall
                Islands),
                8.88%, 07/15/11..............       136,825
     50,000   Union Pacific Corp.,
                5.38%, 05/01/14..............        48,547
                                               ------------
                                                    386,197
                                               ------------
              UTILITIES -- 1.3%
     85,000   AES Corp.,
                7.75%, 03/01/14..............        85,850
     30,000   Dominion Resources, Inc.,
                4.75%, 12/15/10..............        28,662
    100,000   Dominion Resources, Inc.,
                5.70%, 09/17/12..............        97,981
     50,000   Duke Energy Corp.,
                6.25%, 01/15/12..............        50,920
     90,000   Duke Energy Corp.,
                5.63%, 11/30/12..............        89,049
     70,000   FirstEnergy Corp., Series B,
                6.45%, 11/15/11..............        71,306

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$   240,000   FirstEnergy Corp., Series C,
                7.38%, 11/15/31..............  $    258,249
     30,000   NRG Energy, Inc.,
                7.25%, 02/01/14..............        29,325
     30,000   NRG Energy, Inc.,
                7.38%, 02/01/16..............        29,325
     60,000   Oncor Electric Delivery
                Company,
                6.38%, 01/15/15..............        60,237
     70,000   Pacific Gas & Electric Company,
                6.05%, 03/01/34..............        66,282
     50,000   TXU Corp., Series P,
                5.55%, 11/15/14..............        45,601
     60,000   TXU Corp., Series R,
                6.55%, 11/15/34..............        53,009
                                               ------------
                                                    965,796
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $34,897,151)...........    34,312,777
                                               ------------
  SHARES
  ------
              CONVERTIBLE PREFERRED STOCKS -- 0.3%
              AUTOMOBILES/MOTOR VEHICLES AND
                AUTOMOTIVE EQUIPMENT
      9,300   General Motors Corp., Series A,
                4.50%
                (Cost $217,415)..............       227,013
                                               ------------
 PRINCIPAL
 ---------
              MUNICIPAL BONDS -- 1.1%
              VIRGINIA
$   830,000   Virginia State Housing
                Development Authority, Series
                C, Revenue Bond,
                6.00%, 06/25/34 (Cost
                $816,265)....................       811,292
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 4.3%
    500,000   Canada Treasury Bill (Canada),
                4.86%, 09/20/06..............       494,533
    290,000   Federal Republic of Brazil
                (Brazil),
                8.00%, 01/15/18..............       306,675
     60,000   Federal Republic of Brazil
                (Brazil),
                8.88%, 04/15/24..............        66,750

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$    35,000   Federal Republic of Brazil
                (Brazil),
                10.13%, 05/15/27.............  $     43,575
     11,000   Federal Republic of Brazil
                (Brazil),
                12.25%, 03/06/30.............        16,170
    191,000   Federal Republic of Brazil
                (Brazil),
                11.00%, 08/17/40.............       237,079
     13,000   Federal Republic of Brazil
                (Brazil), Series B,
                8.88%, 04/15/24..............        14,443
    119,524   Government of Canada Real
                Return Bonds (Canada),
                4.00%, 12/01/31(p)...........       152,684
    320,000   Queensland Treasury Corp.
                (Australia), Series 11G,
                6.00%, 06/14/11(o)...........       238,733
     70,000   Republic of Colombia
                (Colombia),
                11.75%, 02/25/20.............        92,400
     94,000   Republic of Panama (Panama),
                7.13%, 01/29/26..............        91,180
    690,000   Russian Federation
                (Russia) -- 144A,
                5.00%, 03/31/30..............       735,927
      8,000   United Mexican States (Mexico),
                5.63%, 01/15/17..............         7,460
    110,000   United Mexican States (Mexico),
                Series MTN,
                8.30%, 08/15/31..............       127,325
    553,000   United Mexican States (Mexico),
                Series MTNA,
                7.50%, 04/08/33..............       588,945
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (Cost $3,238,686)............     3,213,879
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.4%
              FEDERAL HOME LOAN BANK
    310,000     Series 633,
                4.80%, 02/15/07
                (Cost $310,000)..............       310,000
                                               ------------
              TOTAL SECURITIES
                (Cost $85,874,600)...........    84,395,944
                                               ------------

                       See notes to financial statements.

                          TOTAL RETURN BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 19.1%
$14,396,650   With Investors Bank and Trust,
                dated 06/30/06,
                4.76%, due 07/03/06,
                repurchase proceeds at
                maturity $14,402,361
                (Collateralized by various
                Small Business
                Administrations,
                8.02%-8.13%, due 03/25/23-
                05/25/28, with a total value
                of $15,116,483)
                (Cost $14,396,650)...........  $ 14,396,650
                                               ------------
              Total Investments before Call
                and Put Options
                Written -- 131.4%
                (Cost $100,271,250)..........    98,792,594
                                               ------------
 CONTRACTS
 ---------
              CALL OPTIONS WRITTEN -- (0.0)%
         (8)  US Treasury Note (10 Year)
                December Future, Expiring
                November 2006 @ 107..........        (2,875)
         (8)  US Treasury Note (10 Year)
                December Future, Expiring
                November 2006 @ 108..........        (1,500)
                                               ------------
              TOTAL CALL OPTIONS WRITTEN
                (Premium $3,373).............        (4,375)
                                               ------------
              PUT OPTIONS WRITTEN -- (0.0)%
         (8)  US Treasury Note (10 Year)
                December Future, Expiring
                November 2006 @ 101..........        (1,250)
         (8)  US Treasury Note (10 Year)
                December Future, Expiring
                November 2006 @ 102..........        (2,250)
                                               ------------
              TOTAL PUT OPTIONS WRITTEN
                (Premium $4,295).............        (3,500)
                                               ------------
              Total Investments net of Call
                and Put Options
                Written -- 131.4%
                (Cost $100,263,582)..........    98,784,719
              Liabilities less other
                assets -- (31.4)%............   (23,604,889)
                                               ------------
              NET ASSETS -- 100.0%...........  $ 75,179,830
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $100,263,582.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $   175,059
    Gross unrealized depreciation...........   (1,653,922)
                                              -----------
    Net unrealized depreciation.............  $(1,478,863)
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 58.7%
              AEROSPACE AND DEFENSE -- 1.9%
     22,250   Lockheed Martin Corp.(h).......  $  1,596,215
     27,371   Northrop Grumman Corp. ........     1,753,386
     37,550   Raytheon Company...............     1,673,604
     26,700   The Boeing Company.............     2,186,997
                                               ------------
                                                  7,210,202
                                               ------------
              AGRICULTURE -- 0.3%
     14,150   Monsanto Company...............     1,191,289
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 0.1%
      8,911   Coach, Inc.*...................       266,439
                                               ------------
              AUTOMOBILE: RETAIL -- 0.4%
     65,200   AutoNation, Inc.*(h)...........     1,397,888
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 0.2%
     12,400   Autoliv, Inc. .................       701,468
                                               ------------
              BANKS -- 3.7%
     99,312   Bank of America Corp. .........     4,776,908
     11,600   Golden West Financial Corp. ...       860,720
     16,500   Hudson City Bancorp, Inc. .....       219,945
     19,700   UnionBanCal Corp. .............     1,272,423
     76,682   US Bancorp.....................     2,367,940
     48,453   Wachovia Corp. ................     2,620,338
     30,050   Wells Fargo & Company..........     2,015,754
                                               ------------
                                                 14,134,028
                                               ------------
              BROADCAST SERVICES/MEDIA -- 3.0%
     42,150   CBS Corp. -- Class B(h)........     1,140,158
     44,500   Clear Channel Communications,
                Inc. ........................     1,377,275
     29,500   Comcast Corp. -- Class A*(h)...       965,830
      2,830   Liberty Media Holding Corp. -
                Capital -- Series A*.........       237,069
     29,300   The McGraw-Hill Companies,
                Inc. ........................     1,471,739
     86,700   The Walt Disney Company........     2,601,000
    155,490   Time Warner, Inc. .............     2,689,977
     15,100   Univision Communications,
                Inc. -- Class A*.............       505,850
     10,050   Viacom, Inc. -- Class B*.......       360,192
                                               ------------
                                                 11,349,090
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.9%
      5,800   Fair Isaac Corp. ..............       210,598
     44,100   First Data Corp. ..............     1,986,264
     21,000   Moody's Corp. .................     1,143,660
                                               ------------
                                                  3,340,522
                                               ------------
              CHEMICALS -- 0.2%
     12,000   Ashland, Inc. .................       800,400
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 3.3%
      3,400   Apple Computer, Inc.*..........  $    194,208
     19,400   Autodesk, Inc.*................       668,524
     32,400   Cadence Design Systems,
                Inc.*........................       555,660
     27,200   Computer Sciences Corp.*.......     1,317,568
     15,800   Electronic Data Systems
                Corp. .......................       380,148
     92,987   Hewlett-Packard Company........     2,945,828
     18,350   International Business Machines
                Corp. .......................     1,409,647
    147,750   Microsoft Corp. ...............     3,442,575
      9,300   Red Hat, Inc.*(h)..............       217,620
     54,600   Sun Microsystems, Inc.*........       226,590
     58,900   Western Digital Corp.*.........     1,166,809
                                               ------------
                                                 12,525,177
                                               ------------
              CONSUMER GOODS AND SERVICES -- 3.1%
     37,950   Altria Group, Inc. ............     2,786,669
     31,750   Colgate-Palmolive Company......     1,901,825
     86,698   Procter & Gamble Company.......     4,820,408
      4,300   Reynolds American, Inc.(h).....       495,790
      4,600   United Parcel Service,
                Inc. -- Class B..............       378,718
     17,000   Whirlpool Corp. ...............     1,405,050
                                               ------------
                                                 11,788,460
                                               ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 2.0%
    227,900   General Electric Company.......     7,511,584
                                               ------------
              ELECTRONICS -- 0.8%
      9,400   Avnet, Inc.*...................       188,188
     23,900   Emerson Electric Company.......     2,003,059
     17,500   Jabil Circuit, Inc. ...........       448,000
      7,400   Tektronix, Inc. ...............       217,708
                                               ------------
                                                  2,856,955
                                               ------------
              FINANCIAL SERVICES -- 4.9%
        920   Ameriprise Financial, Inc. ....        41,096
      2,800   Capital One Financial Corp. ...       239,260
     84,199   Citigroup, Inc. ...............     4,061,760
     32,000   Countrywide Financial Corp. ...     1,218,560
     27,600   E*TRADE Financial Corp.*.......       629,832
     97,000   JPMorgan Chase & Company.......     4,073,999
     37,000   Merrill Lynch & Company,
                Inc. ........................     2,573,720
     40,300   Morgan Stanley.................     2,547,363
     20,200   Prudential Financial, Inc. ....     1,569,540
      4,500   SLM Corp. .....................       238,140
     32,200   TD Ameritrade Holding Corp. ...       476,882
     25,750   Washington Mutual, Inc. .......     1,173,685
                                               ------------
                                                 18,843,837
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 1.8%
     44,750   Archer-Daniels-Midland
                Company......................  $  1,847,280
     26,900   General Mills, Inc. ...........     1,389,654
      9,700   PepsiAmericas, Inc. ...........       214,467
     10,300   PepsiCo, Inc. .................       618,412
     39,550   The Coca-Cola Company..........     1,701,441
     72,000   Tyson Foods, Inc. -- Class
                A(h).........................     1,069,920
                                               ------------
                                                  6,841,174
                                               ------------
              INSURANCE -- 4.1%
     29,200   Aetna, Inc. ...................     1,165,956
      7,400   Ambac Financial Group, Inc. ...       600,140
     31,903   American International Group,
                Inc.(h)......................     1,883,872
     20,900   Aon Corp. .....................       727,738
      3,200   CIGNA Corp. ...................       315,232
     45,600   Genworth Financial,
                Inc. -- Class A..............     1,588,704
     45,600   Loews Corp. ...................     1,616,520
     25,302   MBIA, Inc.(h)..................     1,481,432
     40,800   MetLife, Inc. .................     2,089,368
     14,400   Principal Financial Group,
                Inc.(h)......................       801,360
      9,300   Radian Group, Inc. ............       574,554
     35,100   The St. Paul Travelers
                Companies, Inc. .............     1,564,758
     31,200   WR Berkley Corp. ..............     1,064,856
                                               ------------
                                                 15,474,490
                                               ------------
              INTERNET SERVICES -- 1.8%
    184,550   Cisco Systems, Inc.*...........     3,604,262
      7,200   Google, Inc. -- Class A*.......     3,019,176
                                               ------------
                                                  6,623,438
                                               ------------
              LEISURE AND RECREATION -- 0.5%
     22,700   Carnival Corp. (Panama)(h).....       947,498
     13,600   Choice Hotels International,
                Inc. ........................       824,160
                                               ------------
                                                  1,771,658
                                               ------------
              MACHINERY -- 0.6%
     30,900   Caterpillar, Inc. .............     2,301,432
                                               ------------
              MANUFACTURING -- 0.4%
     20,400   Illinois Tool Works, Inc. .....       969,000
      7,400   SPX Corp.(h)...................       414,030
                                               ------------
                                                  1,383,030
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 2.5%
     15,800   Humana, Inc.*..................  $    848,460
     78,850   Johnson & Johnson..............     4,724,692
     34,100   McKesson Corp. ................     1,612,248
     49,250   Medtronic, Inc. ...............     2,310,810
                                               ------------
                                                  9,496,210
                                               ------------
              METALS AND MINING -- 0.6%
     11,800   Freeport-McMoRan Copper & Gold,
                Inc. -- Class B..............       653,838
      4,600   Newmont Mining Corp. ..........       243,478
     13,900   Southern Copper Corp.(h).......     1,238,907
                                               ------------
                                                  2,136,223
                                               ------------
              OIL AND GAS: PIPELINES -- 0.4%
     27,200   Equitable Resources, Inc. .....       911,200
      8,100   Questar Corp. .................       651,969
                                               ------------
                                                  1,563,169
                                               ------------
              OIL, COAL AND GAS -- 5.5%
     36,100   Anadarko Petroleum Corp. ......     1,721,609
     26,414   Apache Corp. ..................     1,802,756
     21,500   ChevronTexaco Corp. ...........     1,334,290
     44,662   ConocoPhillips.................     2,926,700
     31,550   Devon Energy Corp. ............     1,905,936
     24,000   EOG Resources, Inc. ...........     1,664,160
    102,750   Exxon Mobil Corp. .............     6,303,712
     44,000   Schlumberger, Ltd. (Netherlands
                Antilles)....................     2,864,839
      9,100   Sunoco, Inc. ..................       630,539
                                               ------------
                                                 21,154,541
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 4.4%
     36,300   Abbott Laboratories............     1,583,043
      8,000   Allergan, Inc. ................       858,080
     35,900   AmerisourceBergen Corp. .......     1,504,928
     42,134   Amgen, Inc.*...................     2,748,401
     15,700   Biogen Idec, Inc.*.............       727,381
     19,600   Express Scripts, Inc.*.........     1,406,104
     10,800   Forest Laboratories, Inc.*.....       417,852
     68,100   Merck & Company, Inc. .........     2,480,883
    198,360   Pfizer, Inc. ..................     4,655,509
      9,700   Wyeth..........................       430,777
                                               ------------
                                                 16,812,958
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 0.6%
      4,700   New Century Financial
                Corp.(h).....................  $    215,025
     30,500   ProLogis.......................     1,589,660
      4,400   Public Storage, Inc. ..........       333,960
                                               ------------
                                                  2,138,645
                                               ------------
              RETAIL -- 1.7%
     49,400   Circuit City Stores, Inc. .....     1,344,668
      4,200   Costco Wholesale Corp. ........       239,946
      8,100   CVS Corp. .....................       248,670
     39,000   Dillard's, Inc. -- Class A.....     1,242,150
     25,600   Office Depot, Inc.*............       972,800
      6,072   The Home Depot, Inc. ..........       217,317
     27,600   Walgreen Company...............     1,237,584
     21,670   Wal-Mart Stores, Inc. .........     1,043,844
                                               ------------
                                                  6,546,979
                                               ------------
              RETAIL: RESTAURANTS -- 0.9%
     36,450   Darden Restaurants, Inc. ......     1,436,130
     10,700   Starbucks Corp.*...............       404,032
     28,800   YUM! Brands, Inc. .............     1,447,776
                                               ------------
                                                  3,287,938
                                               ------------
              RETAIL: SUPERMARKETS -- 0.5%
     52,600   Safeway, Inc.(h)...............     1,367,600
     12,000   SUPERVALU, Inc. ...............       368,400
                                               ------------
                                                  1,736,000
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.7%
     45,600   Agilent Technologies, Inc.*....     1,439,136
     35,300   Applera Corp.-Applied
                Biosystems Group.............     1,141,955
                                               ------------
                                                  2,581,091
                                               ------------
              SEMICONDUCTORS -- 1.6%
      8,600   Advanced Micro Devices,
                Inc.*........................       210,012
     52,839   Freescale Semiconductor,
                Inc. -- Class B*.............     1,553,467
     37,750   Intel Corp. ...................       715,363
     94,800   Micron Technology, Inc.*.......     1,427,688
     73,850   Texas Instruments, Inc. .......     2,236,916
                                               ------------
                                                  6,143,446
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 2.5%
    114,700   AT&T, Inc. ....................     3,198,982
      8,900   BellSouth Corp. ...............       322,180
     38,350   CenturyTel, Inc. ..............     1,424,703
     15,100   Corning, Inc.*.................       365,269
      3,007   Embarq Corp.*..................       123,257
     33,350   Motorola, Inc. ................       672,003
     11,800   Polycom, Inc.*.................       258,656

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
      5,800   QUALCOMM, Inc. ................  $    232,406
     58,450   Sprint Nextel Corp. ...........     1,168,416
     17,800   Tellabs, Inc.*.................       236,918
     47,700   Verizon Communications,
                Inc. ........................     1,597,472
                                               ------------
                                                  9,600,262
                                               ------------
              TRANSPORTATION -- 1.2%
     24,000   Burlington Northern Santa Fe
                Corp. .......................     1,902,000
     23,500   CSX Corp. .....................     1,655,340
      9,950   Norfolk Southern Corp. ........       529,539
      3,300   Union Pacific Corp. ...........       306,768
                                               ------------
                                                  4,393,647
                                               ------------
              UTILITIES -- 1.6%
      6,600   American Electric Power
                Company, Inc. ...............       226,050
      5,000   Consolidated Edison, Inc. .....       222,200
      9,200   Duke Energy Corp. .............       270,204
     38,800   Edison International...........     1,513,200
      4,250   Entergy Corp. .................       300,688
     40,150   PG&E Corp. ....................     1,577,092
     31,600   TXU Corp. .....................     1,889,364
                                               ------------
                                                  5,998,798
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $203,957,848)..........   221,902,468
                                               ------------
              CONVERTIBLE PREFERRED STOCKS -- 0.1%
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT
     20,200   General Motors Corp., Series A,
                4.50% (Cost $472,230)........       493,082
                                               ------------
 PRINCIPAL
 ---------
              US TREASURY SECURITIES -- 8.5%
              US TREASURY BONDS -- 0.7%
$   360,000   6.25%, 08/15/23(h).............       397,153
  2,508,000   4.50%, 02/15/36(h).............     2,249,561
                                               ------------
                                                  2,646,714
                                               ------------
              US TREASURY INFLATION INDEX -- 1.3%
  1,761,817   1.63%, 01/15/15................     1,642,965
  1,025,294   1.88%, 07/15/15................       973,188
    436,424   2.00%, 01/15/16................       416,905
  1,132,801   2.38%, 01/15/25................     1,102,888
    568,366   2.00%, 01/15/26................       520,544
    269,581   3.88%, 04/15/29................       333,649
                                               ------------
                                                  4,990,139
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES (CONTINUED)
              US TREASURY NOTES -- 6.2%
$ 1,185,000   3.38%, 02/28/07................  $  1,170,697
  2,585,000   3.75%, 03/31/07................     2,556,728
     40,000   4.00%, 08/31/07................        39,448
    730,000   3.00%, 02/15/08(h).............       705,563
    865,000   3.38%, 02/15/08................       841,010
  1,060,000   3.75%, 05/15/08................     1,033,542
  1,430,000   3.88%, 05/15/10(h).............     1,368,946
  6,300,000   3.88%, 09/15/10(h).............     6,013,552
  6,920,000   4.25%, 01/15/11................     6,684,020
    570,000   4.50%, 02/28/11................       555,973
     50,000   4.25%, 11/15/14(h).............        47,039
    850,000   4.13%, 05/15/15(h).............       789,538
    390,000   4.50%, 11/15/15................       371,597
    210,000   4.50%, 02/15/16(h).............       199,861
    720,000   5.13%, 05/15/16(h).............       719,382
                                               ------------
                                                 23,096,896
                                               ------------
              US TREASURY STRIPS -- 0.3%
  3,270,000   Zero coupon, 11/15/24..........     1,239,968
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $32,708,803)...........    31,973,717
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 19.4%
              FANNIE MAE -- 14.3%
    161,187   PL# 535675, 7.00%, 01/01/16....       165,398
        963   PL# 549906, 7.50%, 09/01/30....           998
      2,792   PL# 552549, 7.50%, 09/01/30....         2,894
        596   PL# 558384, 7.50%, 01/01/31....           618
      2,519   PL# 568677, 7.50%, 01/01/31....         2,611
        899   PL# 572762, 7.50%, 03/01/31....           930
     16,061   PL# 582178, 7.50%, 06/01/31....        16,618
     13,340   PL# 594316, 6.50%, 07/01/31....        13,466
      2,587   PL# 602859, 6.50%, 10/01/31....         2,611
     15,307   PL# 614924, 7.00%, 12/01/16....        15,704
  1,344,055   PL# 735809, Variable Rate,
                4.49%, 08/01/35(a)...........     1,318,732
     94,436   PL# 745000, 6.00%, 10/01/35....        93,051
     58,352   PL# 779545, 6.00%, 06/01/34....        57,566
     51,431   PL# 785183, 6.00%, 07/01/34....        50,739
    477,673   PL# 787311, 6.00%, 06/01/34....       471,243
  3,022,109   PL# 790915, 6.00%, 09/01/34....     2,981,428
  1,788,904   PL# 792113, 6.00%, 09/01/34....     1,764,823
     66,606   PL# 793193, 5.50%, 07/01/19....        65,454
    396,988   PL# 793693, 6.00%, 08/01/34....       391,644
    121,218   PL# 801516, Variable Rate,
                4.72%, 08/01/34(a)...........       119,236
    540,165   PL# 810896, Variable Rate,
                4.86%, 01/01/35(a)...........       529,858
  1,077,194   PL# 835136, 6.00%, 09/01/35....     1,061,400

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 1,434,191   PL# 844183, 6.00%, 11/01/35....  $  1,413,162
  1,300,000   TBA, 5.50%, 07/01/21...........     1,276,031
  1,100,000   TBA, 5.00%, 08/01/21...........     1,058,750
    700,000   TBA, 4.50%, 07/01/36...........       634,375
 23,900,000   TBA, 5.00%, 07/01/36...........    22,346,499
 12,700,000   TBA, 5.50%, 07/01/36...........    12,199,938
  6,600,000   TBA, 6.00%, 07/01/36...........     6,496,875
                                               ------------
                                                 54,552,652
                                               ------------
              FEDERAL AGRICULTURAL MORTGAGE CORP. -- 0.1%
    220,000   4.25%, 07/29/08................       214,849
                                               ------------
              FREDDIE MAC -- 0.8%
  1,060,000   4.38%, 11/16/07................     1,044,657
  1,460,000   4.75%, 01/18/11................     1,418,160
    430,000   5.63%, 11/23/35................       393,072
                                               ------------
                                                  2,855,889
                                               ------------
              FREDDIE MAC GOLD -- 0.5%
    900,000   TBA, 5.00%, 07/01/21...........       866,250
  1,000,000   TBA, 5.00%, 07/01/36...........       934,062
                                               ------------
                                                  1,800,312
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 2.4%
      4,913   PL# 461836, 7.00%, 01/15/28....         5,070
      1,529   PL# 596647, 7.00%, 09/15/32....         1,578
    247,309   PL# 604404, 5.00%, 06/15/33....       234,369
    773,969   PL# 604845, 5.00%, 12/15/33....       733,473
    911,129   PL# 608280, 5.00%, 09/15/33....       863,456
    890,610   PL# 615892, 5.00%, 08/15/33....       844,011
    953,946   PL# 616832, 5.00%, 01/15/35....       903,419
    882,988   PL# 620521, 5.00%, 08/15/33....       836,788
    892,414   PL# 637934, 5.00%, 01/15/35....       845,146
    991,139   PL# 639093, 5.00%, 01/15/35....       938,642
    488,243   PL# 639865, 5.00%, 06/15/35....       462,382
    119,043   PL# 781881, 5.00%, 03/15/35....       112,697
  1,390,000   TBA, 5.00%, 07/01/36...........     1,315,722
    900,000   TBA, 5.50%, 07/01/36...........       872,438
                                               ------------
                                                  8,969,191
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 0.7%
    600,000   Fannie Mae Grantor Trust,
                Series 2001-T2, Class B,
                6.02%, 11/25/10..............       609,730
    250,224   Fannie Mae, Series 1999-7,
                Class AB,
                6.00%, 03/25/29..............       247,196

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   760,000   Fannie Mae, Series 2003-35,
                Class TE,
                5.00%, 05/25/18..............  $    732,883
    509,832   Fannie Mae, Series 2004-60,
                Class LB,
                5.00%, 04/25/34..............       495,124
    639,896   Fannie Mae, Series 2004-99,
                Class A0,
                5.50%, 01/25/34..............       630,521
                                               ------------
                                                  2,715,454
                                               ------------
              RESOLUTION FUNDING STRIPS -- 0.1%
    250,000   Zero coupon, 07/15/18..........       130,847
    250,000   Zero coupon, 10/15/18..........       129,048
                                               ------------
                                                    259,895
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 0.5%
  1,380,000   5.88%, 04/01/36................     1,434,983
    400,000   5.38%, 04/01/56................       379,556
                                               ------------
                                                  1,814,539
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $74,496,762).................    73,182,781
                                               ------------
              CORPORATE BONDS AND NOTES -- 20.6%
              ADVERTISING -- 0.0%
     40,000   Lamar Media Corp.,
                7.25%, 01/01/13..............        39,300
                                               ------------
              AEROSPACE AND DEFENSE -- 0.0%
     25,000   DRS Technologies, Inc.,
                6.63%, 02/01/16..............        24,313
                                               ------------
              AUTOMOBILE: RENTAL -- 0.0%
     35,000   Hertz Corp. -- 144A,
                8.88%, 01/01/14..............        36,050
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 0.4%
     45,000   Daimler Chrysler NA Holding,
                4.05%, 06/04/08..............        43,528
    300,000   Daimler Chrysler NA Holding,
                5.88%, 03/15/11..............       295,394
    580,000   Ford Motor Company,
                7.45%, 07/16/31(h)...........       421,950
    970,000   General Motors Corp.,
                8.25%, 07/15/23(h)...........       768,725
     50,000   Visteon Corp.,
                8.25%, 08/01/10..............        47,000
                                               ------------
                                                  1,576,597
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS -- 1.0%
$   420,000   Bank of America Corp.,
                4.50%, 08/01/10..............  $    403,116
    325,000   Deutsche Bank AG New York,
                Series YCD, Variable Rate,
                3.84%, 03/15/07(a)...........       323,953
    270,000   First Union National Bank,
                Series BKNT,
                5.80%, 12/01/08..............       271,693
    380,000   Glintnir Banki HF -- 144A
                (Iceland), Variable Rate,
                6.69%, 06/15/16(a)...........       378,217
    600,000   Kaupthing Bank -- 144A,
                5.44%, 04/11/11..............       600,949
    130,000   Kaupthing Bank -- 144A
                (Iceland),
                7.13%, 05/19/16..............       130,267
     20,000   Rabobank Capital Funding Trust
                II -- 144A, Variable Rate,
                5.26%, perpetual(a)..........        18,794
     40,000   Rabobank Capital Funding Trust
                III -- 144A, Variable Rate,
                5.25%, perpetual(a)..........        36,714
    300,000   Shinsei Financial, Ltd. -- 144A
                (Cayman Islands), Variable
                Rate,
                6.42%, perpetual(a)..........       282,256
    215,000   SunTrust Banks, Inc., Series
                CD,
                4.42%, 06/15/09..............       207,584
    220,000   Wachovia Capital Trust III,
                Variable Rate,
                5.80%, perpetual(a)..........       213,704
    540,000   Wachovia Corp.,
                5.25%, 08/01/14..............       515,861
    515,000   Wells Fargo & Company,
                4.20%, 01/15/10..............       492,540
                                               ------------
                                                  3,875,648
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.6%
     20,000   Clear Channel Communications,
                Inc.,
                4.63%, 01/15/08..............        19,594
    100,000   Clear Channel Communications,
                Inc.,
                4.25%, 05/15/09..............        94,892
    170,000   Clear Channel Communications,
                Inc.,
                5.50%, 09/15/14..............       154,148
     60,000   Clear Channel Communications,
                Inc.,
                4.90%, 05/15/15..............        51,304
    380,000   Comcast Corp.,
                6.50%, 01/15/15..............       383,599
    180,000   Cox Communications, Inc.,
                3.88%, 10/01/08..............       172,275
     40,000   CSC Holdings, Inc.,
                7.88%, 02/15/18..............        40,100

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$    15,000   CSC Holdings, Inc.,
                7.63%, 07/15/18..............  $     14,925
     10,000   CSC Holdings, Inc., Series B,
                7.63%, 04/01/11..............        10,050
     70,000   DIRECTV Holdings LLC/ DIRECTV
                Financing Company, Inc.,
                6.38%, 06/15/15..............        64,925
     90,000   Echostar DBS Corp. -- 144A,
                7.13%, 02/01/16..............        87,075
     75,000   Kabel Deutschland GMBH -- 144A
                (Germany),
                10.63%, 07/01/14.............        79,500
    280,000   Liberty Media Corp.,
                7.88%, 07/15/09..............       291,278
     10,000   Liberty Media Corp.,
                5.70%, 05/15/13(h)...........         9,131
     35,000   News America, Inc.,
                6.20%, 12/15/34..............        31,862
     30,000   Quebecor Media, Inc. -- 144A
                (Canada),
                7.75%, 03/15/16..............        29,550
     10,000   Rogers Cable, Inc. (Canada),
                5.50%, 03/15/14..............         8,925
     35,000   Rogers Cable, Inc. (Canada),
                6.75%, 03/15/15..............        33,513
     10,000   Sinclair Broadcast Group,
                8.00%, 03/15/12..............        10,200
    110,000   Time Warner Entertainment,
                8.38%, 07/15/33..............       124,804
    350,000   Time Warner, Inc.,
                6.88%, 05/01/12..............       362,146
    315,000   Time Warner, Inc.,
                7.70%, 05/01/32..............       343,361
                                               ------------
                                                  2,417,157
                                               ------------
              CHEMICALS -- 0.0%
     40,000   IMC Global, Inc., Series B,
                10.88%, 06/01/08.............        42,800
      6,000   Rhodia SA (France),
                10.25%, 06/01/10(h)..........         6,435
     27,000   Westlake Chemical Corp.,
                6.63%, 01/15/16..............        25,076
                                               ------------
                                                     74,311
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 0.0%
     20,000   Electronic Data Systems,
                7.13%, 10/15/09..............        20,670
     40,000   SunGard Data Systems,
                Inc. -- 144A,
                9.13%, 08/15/13..............        41,700
                                               ------------
                                                     62,370
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.0%
$    65,000   K Hovnanian Enterprises, Inc.,
                6.25%, 01/15/15..............  $     57,281
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.1%
    400,000   Altria Group, Inc.,
                7.00%, 11/04/13..............       422,605
                                               ------------
              ENGINEERING -- 0.0%
     25,000   Compagnie Generale de
                Geophysique SA -- 144A
                (France),
                7.50%, 05/15/15..............        24,563
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.1%
    160,000   Waste Management, Inc.,
                6.50%, 11/15/08..............       162,589
    270,000   Waste Management, Inc.,
                6.38%, 11/15/12..............       275,796
                                               ------------
                                                    438,385
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 0.0%
      8,000   NationsRent, Inc.,
                9.50%, 10/15/10..............         8,560
                                               ------------
              FINANCIAL SERVICES -- 3.1%
    200,000   Aiful Corp. -- 144A (Japan),
                5.00%, 08/10/10..............       190,352
    560,000   Citigroup, Inc.,
                5.13%, 02/14/11..............       547,404
    760,000   Countrywide Financial Corp.,
                Series MTNA,
                4.50%, 06/15/10..............       724,018
    280,000   Countrywide Home Loans, Series
                MTNB, Floating Rate,
                5.38%, 02/27/08(b)...........       280,153
    110,000   Credit Suisse First Boston USA,
                Inc.,
                4.88%, 08/15/10..............       106,715
     10,000   E*TRADE Financial Corp.,
                7.38%, 09/15/13..............        10,050
  2,645,000   Ford Motor Credit Company,
                5.80%, 01/12/09..............     2,417,751
    129,000   Ford Motor Credit
                Company -- 144A, Floating
                Rate,
                10.49%, 06/15/11(b)..........       129,590
    210,000   General Electric Capital Corp.,
                Series MTNA,
                4.25%, 01/15/08..............       206,037
    300,000   General Electric Capital Corp.,
                Series MTNA,
                4.13%, 09/01/09..............       287,563
    200,000   General Motors Acceptance
                Corp.,
                4.50%, 07/15/06..............       199,908
    800,000   General Motors Acceptance
                Corp.,
                6.13%, 08/28/07..............       791,848

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$ 1,130,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09..............  $  1,083,842
    110,000   General Motors Acceptance
                Corp., Series GM,
                6.31%, 11/30/07..............       106,022
    120,000   General Motors Acceptance
                Corp., Series MTN,
                4.38%, 12/10/07..............       115,767
    160,000   General Motors Acceptance
                Corp., Series MTN, Floating
                Rate,
                6.60%, 09/23/08(b)...........       156,849
    560,000   HSBC Finance Corp.,
                4.63%, 01/15/08..............       552,200
    490,000   JPMorgan Chase & Company,
                5.13%, 09/15/14..............       463,588
    290,000   JPMorgan Chase & Company,
                5.15%, 10/01/15..............       271,173
    810,000   Lehman Brothers E-Capital Trust
                I, Floating Rate,
                5.95%, 08/19/65(b)...........       810,740
    290,000   Lehman Brothers Holdings, Inc.,
                4.00%, 01/22/08..............       282,528
    180,000   Lehman Brothers Holdings, Inc.,
                4.50%, 07/26/10..............       172,110
    450,000   Morgan Stanley,
                3.63%, 04/01/08..............       435,679
    170,000   The Goldman Sachs Group, Inc.,
                4.50%, 06/15/10..............       162,676
    120,000   The Goldman Sachs Group, Inc.,
                5.00%, 01/15/11..............       116,164
    900,000   The Goldman Sachs Group, Inc.,
                Series MTNB, Floating Rate,
                5.15%, 08/01/06(c)...........       900,077
                                               ------------
                                                 11,520,804
                                               ------------
              FOOD AND BEVERAGE -- 0.1%
    320,000   Anheuser-Busch Companies, Inc.,
                4.95%, 01/15/14..............       304,048
    130,000   Kraft Foods, Inc.,
                5.63%, 11/01/11..............       128,192
                                               ------------
                                                    432,240
                                               ------------
              FUNERAL SERVICES -- 0.0%
     10,000   Service Corp.
                International -- 144A,
                8.00%, 06/15/17..............         9,400
                                               ------------
              INSURANCE -- 0.0%
     80,000   ASIF Global Financing
                XIX -- 144A,
                4.90%, 01/17/13..............        75,917
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION -- 0.1%
$    20,000   AMC Entertainment, Inc.,
                11.00%, 02/01/16(h)..........  $     21,500
     25,000   Boyd Gaming Corp.,
                6.75%, 04/15/14..............        23,844
     80,000   Boyd Gaming Corp.,
                7.13%, 02/01/16..............        77,699
     30,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............        32,025
     25,000   MGM MIRAGE,
                6.00%, 10/01/09..............        24,438
     50,000   MGM MIRAGE,
                8.50%, 09/15/10..............        52,188
     40,000   MGM MIRAGE,
                6.63%, 07/15/15..............        37,500
     15,000   Mohegan Tribal Gaming
                Authority,
                6.13%, 02/15/13..............        14,194
     10,000   Station Casinos, Inc.,
                6.63%, 03/15/18..............         9,100
     60,000   Station Casinos, Inc. -- 144A,
                6.88%, 03/01/16..............        56,250
                                               ------------
                                                    348,738
                                               ------------
              MACHINERY -- 0.0%
     40,000   Terex Corp.,
                7.38%, 01/15/14..............        40,000
                                               ------------
              MANUFACTURING -- 0.2%
    270,000   Tyco International Group SA
                (Luxembourg),
                6.38%, 10/15/11..............       275,808
    530,000   Tyco International Group SA
                (Luxembourg),
                6.00%, 11/15/13..............       525,840
                                               ------------
                                                    801,648
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 0.1%
     30,000   DaVita, Inc.,
                7.25%, 03/15/15..............        28,950
     10,000   Fresenius Medical Care Capital
                Trust II,
                7.88%, 02/01/08..............        10,150
     40,000   HCA, Inc.,
                5.50%, 12/01/09..............        38,746
    160,000   HCA, Inc.,
                6.75%, 07/15/13..............       153,588
     40,000   HCA, Inc.,
                5.75%, 03/15/14..............        35,968
     60,000   Tenet Healthcare Corp.,
                6.38%, 12/01/11..............        53,850
     30,000   Tenet Healthcare Corp.,
                6.50%, 06/01/12..............        26,625
                                               ------------
                                                    347,877
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS: PIPELINES -- 0.4%
$   200,000   El Paso Corp., Series MTN,
                7.80%, 08/01/31..............  $    195,250
    130,000   El Paso Corp., Series MTN,
                7.75%, 01/15/32(h)...........       127,238
    330,000   El Paso Natural Gas,
                8.38%, 06/15/32..............       352,646
     50,000   Kinder Morgan Energy Partners,
                LP,
                6.30%, 02/01/09..............        50,253
    240,000   Kinder Morgan Energy Partners,
                LP,
                6.75%, 03/15/11..............       245,421
     20,000   Williams Companies, Inc.,
                7.75%, 06/15/31..............        19,800
    510,000   Williams Companies, Inc.,
                Series A,
                7.50%, 01/15/31..............       494,699
                                               ------------
                                                  1,485,307
                                               ------------
              OIL, COAL AND GAS -- 1.0%
    250,000   Amerada Hess Corp.,
                7.30%, 08/15/31..............       265,710
     30,000   AmeriGas Partners LP/AmeriGas
                Eagle Finance Corp.,
                7.13%, 05/20/16..............        28,275
    210,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31..............       226,283
    330,000   Apache Finance Canada (Canada),
                4.38%, 05/15/15..............       296,382
      5,000   Chesapeake Energy Corp.,
                7.63%, 07/15/13..............         5,056
     45,000   Chesapeake Energy Corp.,
                7.75%, 01/15/15..............        45,338
     20,000   Chesapeake Energy Corp.,
                6.25%, 01/15/18..............        18,350
    340,000   ChevronTexaco Capital Company
                (Canada),
                3.50%, 09/17/07..............       331,790
    390,000   Conoco, Inc.,
                6.95%, 04/15/29(h)...........       425,635
    110,000   Devon Energy Corp.,
                7.95%, 04/15/32..............       127,126
    870,000   Kerr-McGee Corp.,
                7.88%, 09/15/31..............       986,349
    310,000   Pemex Project Funding Master
                Trust,
                7.38%, 12/15/14..............       320,695
     45,000   Pogo Producing Company,
                6.88%, 10/01/17..............        41,906
     30,000   Pride International, Inc.,
                7.38%, 07/15/14..............        30,300
     95,000   Suburban Propane Partners,
                6.88%, 12/15/13..............        89,300

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
$    80,000   Western Oil Sands, Inc.
                (Canada),
                8.38%, 05/01/12..............  $     85,400
    190,000   XTO Energy, Inc.,
                7.50%, 04/15/12..............       202,217
    270,000   XTO Energy, Inc.,
                6.25%, 04/15/13..............       270,545
                                               ------------
                                                  3,796,657
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.1%
    470,000   Weyerhaeuser Company,
                6.75%, 03/15/12..............       480,744
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 0.0%
     40,000   AmerisourceBergen
                Corp. -- 144A,
                5.88%, 09/15/15..............        37,900
                                               ------------
              PRINTING AND PUBLISHING -- 0.0%
     20,000   Reader's Digest Association,
                Inc.,
                6.50%, 03/01/11..............        19,400
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 1.3%
    775,457   Washington Mutual Bank, Series
                2005-AR1, Class A1A, Floating
                Rate,
                5.64%, 01/25/45(c)...........       777,051
  1,187,474   Washington Mutual Bank, Series
                2005-AR13, Class A1A1,
                Floating Rate,
                5.61%, 10/25/45(c)...........     1,195,145
  1,272,293   Washington Mutual Bank, Series
                2005-AR13, Class A1B3,
                Floating Rate,
                5.68%, 10/25/45(c)...........     1,279,306
  1,314,452   Washington Mutual Bank, Series
                2005-AR15, Class A1A2,
                Floating Rate,
                5.60%, 11/25/45(c)...........     1,319,453
                                               ------------
                                                  4,570,955
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 0.6%
  1,122,819   Lehman XS Trust, Series
                2005-5N, Class 1A1, Floating
                Rate,
                5.62%, 11/25/35(c)...........     1,126,946
    691,713   Lehman XS Trust, Series
                2005-7N, Class 1A1B, Floating
                Rate,
                5.62%, 12/25/35(c)...........       695,280
    300,000   Morgan Stanley Capital I,
                Series 2005-HQ6, Class A4A,
                4.99%, 08/13/42..............       281,777
                                               ------------
                                                  2,104,003
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 9.7%
$ 1,174,351   Accredited Mortgage Loan Trust,
                Series 2005-3, Class A1,
                Floating Rate,
                5.56%, 09/25/35(c)...........  $  1,176,126
    723,962   Adjustable Rate Mortgage Trust,
                Series 2004-2, Class 7A2,
                Floating Rate,
                5.74%, 02/25/35(c)...........       727,143
    734,366   Adjustable Rate Mortgage Trust,
                Series 2004-5, Class 7A2,
                Floating Rate,
                5.70%, 04/25/35(c)...........       738,452
    280,000   Banc of America Commercial
                Mortgage, Inc., Series
                2005-5, Class A4,
                5.11%, 09/10/15..............       264,897
  1,147,665   Banc of America Mortgage
                Securities, Series 2005-A,
                Class 2A1, Floating Rate,
                4.46%, 02/25/35(c)...........     1,111,910
    349,673   Chevy Chase Mortgage Funding
                Corp -- 144A., Series
                2003-3A, Class A1, Floating
                Rate,
                5.67%, 07/25/34(c)...........       350,089
    518,129   Countrywide Alternative Loan
                Trust, Series 2005-36, Class
                3A1, Floating Rate,
                4.98%, 08/25/35(c)...........       507,403
  1,454,196   Countrywide Alternative Loan
                Trust, Series 2005-56, Class
                4A1, Floating Rate,
                5.63%, 11/25/35(c)...........     1,459,894
  1,446,043   Countrywide Alternative Loan
                Trust, Series 2005-59, Class
                1A1, Floating Rate,
                5.60%, 11/20/35(c)...........     1,452,258
    994,626   Countrywide Asset-Backed
                Certificates, Series 2005-11,
                Class AF1, Floating Rate,
                5.50%, 02/25/36(c)...........       995,597
    390,000   Countrywide Asset-Backed
                Certificates, Series 2005-4,
                Class AF3,
                4.46%, 10/25/35..............       383,139
    956,851   Countrywide Home Equity Loan
                Trust, Series 2005-G, Class
                2A, Floating Rate,
                5.43%, 12/15/35(c)...........       958,795
  1,175,240   Countrywide Home Loans, Series
                2005-R3, Class AF, Floating
                Rate,
                5.72%, 09/25/35(c)...........     1,182,878
    928,731   First Franklin Mortgage Loan
                Asset Backed Certificates,
                Series 2004-FF10, Class A2,
                Floating Rate,
                5.72%, 12/25/32(c)...........       931,568

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$   900,000   GMAC Commercial Mortgage
                Securities, Inc., Series
                1999-C2, Class A2,
                6.95%, 09/15/33..............  $    926,332
  1,175,994   GMAC Mortgage Corp. Loan Trust,
                Series 2005-AR1, Class 3A,
                Floating Rate,
                4.66%, 03/18/35(c)...........     1,139,945
  1,500,000   GMAC Mortgage Corp. Loan Trust,
                Series 2006-HE1, Class A,
                Floating Rate,
                5.53%, 11/25/36(c)...........     1,500,903
  2,708,104   GSAMP Trust, Series 2006-SD2,
                Class A1, Floating Rate,
                5.43%, 05/25/46(c)...........     2,706,994
    546,444   Impac CMB Trust, Series
                2003-10, Class 1A1, Floating
                Rate,
                6.02%, 10/25/33(c)...........       546,836
    634,887   Impac CMB Trust, Series 2004-2,
                Class A1, Floating Rate,
                5.58%, 04/25/34(c)...........       635,358
    888,623   Impac CMB Trust, Series 2004-6,
                Class 1A1, Floating Rate,
                5.72%, 10/25/34(c)...........       896,562
    271,252   IndyMac Index Mortgage Loan
                Trust, Series 2005-AR15,
                Class A2,
                5.10%, 09/25/35..............       256,928
  1,080,000   JPMorgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2005-CB12, Class A4,
                4.90%, 09/12/37..............     1,006,352
  1,001,203   JPMorgan Mortgage Trust, Series
                2004-A3, Class 1A1, Floating
                Rate,
                4.30%, 07/25/34(c)...........       971,534
    870,000   LB-UBS Commercial Mortgage
                Trust, Series 2005-C1, Class
                A3,
                4.55%, 02/15/30..............       820,638
    500,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A4, Class 2A2,
                4.46%, 07/25/35..............       480,520
  1,300,000   Merrill Lynch Mortgage
                Investors, Inc., Series
                2005-A5, Class A3,
                4.44%, 06/25/35..............     1,235,994
    500,000   Merrill Lynch Mortgage Trust,
                Series 2006-C1, Class A4,
                Floating Rate,
                5.66%, 05/12/39(c)...........       495,163
    528,720   MLCC Mortgage Investors, Inc.,
                Series 2003-F, Class A1,
                Floating Rate,
                5.64%, 10/25/28(c)...........       528,743
    717,122   Opteum Mortgage Acceptance
                Corp., Series 2005-4, Class
                1A1A, Floating Rate,
                5.49%, 11/25/35(c)...........       717,802

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 2,739,927   Residential Accredit Loans,
                Inc., Series 2005-Q03, Class
                A1, Floating Rate,
                5.72%, 10/25/45(c)...........  $  2,749,692
  1,205,834   Structured Adjustable Rate
                Mortgage Loan, Series
                2005-15, Class 1A1,
                5.06%, 07/25/35..............     1,179,794
    767,748   Structured Asset Mortgage
                Investments, Inc., Series
                2003-AR4, Class A1, Floating
                Rate,
                5.60%, 01/19/34(c)...........       769,983
  2,354,410   Thornburg Mortgage Securities
                Trust, Series 2006-1, Class
                A3, Floating Rate,
                5.49%, 01/25/36(c)...........     2,351,218
    572,134   Wachovia Mortgage Loan Trust
                LLC, Series 2005-WMC1, Class
                A1, Floating Rate,
                5.43%, 10/25/35(c)...........       572,567
  1,500,000   Zuni Mortgage Loan Trust,
                Series 2006-0A1, Class A1,
                Floating Rate,
                5.41%, 08/25/36(c)...........     1,500,075
                                               ------------
                                                 36,230,082
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.0%
     50,000   Host Marriott LP, Series
                P -- 144A,
                6.75%, 06/01/16..............        47,938
     50,000   Ventas Realty LP/Capital Corp.,
                6.75%, 06/01/10..............        49,750
     40,000   Ventas Realty LP/Ventas Capital
                Corp.,
                7.13%, 06/01/15..............        40,200
                                               ------------
                                                    137,888
                                               ------------
              RETAIL -- 0.0%
     20,000   JC Penney & Company, Inc.,
                7.40%, 04/01/37..............        21,015
                                               ------------
              RETAIL: SUPERMARKETS -- 0.0%
    100,000   Delhaize America, Inc.,
                9.00%, 04/15/31..............       110,161
                                               ------------
              SEMICONDUCTORS -- 0.0%
     25,000   Freescale Semiconductor, Inc.,
                Floating Rate,
                7.82%, 07/15/09(b)...........        25,500
     40,000   MagnaChip Semiconductor, Ltd.,
                Floating Rate,
                8.58%, 12/15/11(b)...........        38,200
                                               ------------
                                                     63,700
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SPECIAL PURPOSE ENTITY -- 0.2%
$    10,000   Hexion US Finance Corp./Hexion
                Nova Scotia Finance, ULC,
                9.00%, 07/15/14..............  $     10,175
    210,000   International Lease Finance
                Corp. E-Capital Trust
                I -- 144A, Variable Rate,
                5.90%, 12/21/65(a)(h)........       204,906
    170,000   Mitsubishi UFJ Financial Group
                Capital Financial I, Ltd.
                (Cayman Islands), Variable
                Rate,
                6.35%, perpetual(a)..........       164,280
    235,000   Resona Preferred Global
                Securities -- 144A (Cayman
                Islands), Variable Rate,
                7.19%, perpetual(a)..........       236,109
                                               ------------
                                                    615,470
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.7%
    190,000   AT&T, Inc.,
                5.10%, 09/15/14..............       176,553
     55,000   Cincinnati Bell, Inc.,
                7.00%, 02/15/15..............        52,113
     15,000   Citizens Communications
                Company,
                9.25%, 05/15/11..............        16,200
     10,000   Citizens Communications
                Company,
                9.00%, 08/15/31..............        10,175
    180,000   Deutsche Telecom International
                Finance BV (the Netherlands),
                5.75%, 03/23/16..............       170,195
     45,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda),
                9.25%, 06/15/16..............        46,688
     15,000   Intelsat Subsidiary Holding
                Company, Ltd. (Bermuda),
                8.25%, 01/15/13..............        14,963
    220,000   Koninklijke KPN NV (the
                Netherlands),
                8.38%, 10/01/30(h)...........       236,813
     10,000   Nextel Communications, Inc.,
                Series D,
                7.38%, 08/01/15..............        10,186
     60,000   Nextel Communications, Inc.,
                Series F,
                5.95%, 03/15/14..............        57,726
    780,000   Qwest Communications
                International, Inc., Floating
                Rate,
                8.67%, 02/15/09(b)...........       798,524
    105,000   Qwest Corp.,
                7.88%, 09/01/11..............       106,838
     40,000   Rogers Wireless, Inc. (Canada),
                6.38%, 03/01/14..............        38,300
    710,000   Sprint Capital Corp.,
                6.00%, 01/15/07..............       711,042

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$   200,000   Telecom Italia Capital
                (Luxembourg),
                5.25%, 10/01/15..............  $    181,346
     50,000   Verizon Global Funding Corp.,
                7.38%, 09/01/12..............        53,214
     25,000   Windstream Corp. -- 144A,
                8.63%, 08/01/16..............        25,688
                                               ------------
                                                  2,706,564
                                               ------------
              TRANSPORTATION -- 0.1%
     85,000   OMI Corp. (Marshall Islands),
                7.63%, 12/01/13..............        85,213
     20,000   Teekay Shipping Corp. (Marshall
                Islands),
                8.88%, 07/15/11..............        21,050
    110,000   Union Pacific Corp.,
                5.38%, 05/01/14..............       106,804
                                               ------------
                                                    213,067
                                               ------------
              UTILITIES -- 0.7%
    760,000   AES Corp.,
                7.75%, 03/01/14..............       767,599
     70,000   Dominion Resources, Inc.,
                4.75%, 12/15/10..............        66,879
    220,000   Dominion Resources, Inc.,
                5.70%, 09/17/12..............       215,559
    110,000   Duke Energy Corp.,
                6.25%, 01/15/12..............       112,024
    200,000   Duke Energy Corp.,
                5.63%, 11/30/12..............       197,886
     40,000   Exelon Corp.,
                5.63%, 06/15/35..............        35,205
    160,000   FirstEnergy Corp., Series B,
                6.45%, 11/15/11..............       162,986
    470,000   FirstEnergy Corp., Series C,
                7.38%, 11/15/31..............       505,737
     50,000   Midwest Generation LLC,
                8.75%, 05/01/34..............        53,250
     40,049   Midwest Generation LLC, Series
                B,
                8.56%, 01/02/16..............        42,077
     80,000   NRG Energy, Inc.,
                7.25%, 02/01/14..............        78,200
    130,000   Oncor Electric Delivery
                Company,
                6.38%, 01/15/15..............       130,514
    130,000   Pacific Gas & Electric Company,
                6.05%, 03/01/34..............       123,094
     15,000   Reliant Energy, Inc.,
                9.25%, 07/15/10..............        15,075

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$   120,000   TXU Corp., Series P,
                5.55%, 11/15/14..............  $    109,442
    120,000   TXU Corp., Series R,
                6.55%, 11/15/34..............       106,018
                                               ------------
                                                  2,721,545
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $79,403,060)...........    77,948,222
                                               ------------
              MUNICIPAL BONDS -- 0.5%
              VIRGINIA
  1,780,000   Virginia State Housing
                Development Authority, Series
                C, Revenue Bond,
                6.00%, 06/25/34 (Cost
                $1,750,544)..................     1,739,879
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 2.1%
    450,000   AID-Israel (Israel),
                5.50%, 04/26/24..............       447,737
    315,000   AID-Israel (Israel),
                5.50%, 09/18/33..............       311,292
  1,000,000   Canada Treasury Bill (Canada),
                4.86%, 09/20/06..............       989,065
    600,000   Federal Republic of Brazil
                (Brazil),
                8.00%, 01/15/18..............       634,500
    120,000   Federal Republic of Brazil
                (Brazil),
                8.88%, 04/15/24..............       133,500
    107,000   Federal Republic of Brazil
                (Brazil),
                10.13%, 05/15/27.............       133,215
     47,000   Federal Republic of Brazil
                (Brazil),
                12.25%, 03/06/30.............        69,090
    319,000   Federal Republic of Brazil
                (Brazil),
                11.00%, 08/17/40.............       395,959
     28,000   Federal Republic of Brazil
                (Brazil), Series B,
                8.88%, 04/15/24..............        31,108
    346,620   Government of Canada Real
                Return Bonds (Canada),
                4.00%, 12/01/31(p)...........       442,784
    920,000   Queensland Treasury Corp.
                (Australia), Series 11G,
                6.00%, 06/14/11(o)...........       686,358
    176,000   Republic of Colombia
                (Colombia),
                11.75%, 02/25/20.............       232,320
    206,000   Republic of Panama (Panama),
                7.13%, 01/29/26..............       199,820
  1,510,000   Russian Federation
                (Russia) -- 144A,
                5.00%, 03/31/30..............     1,610,507
     16,000   United Mexican States (Mexico),
                5.63%, 01/15/17..............        14,920

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$   320,000   United Mexican States (Mexico),
                Series MTN,
                8.30%, 08/15/31..............  $    370,400
  1,197,000   United Mexican States (Mexico),
                Series MTNA,
                7.50%, 04/08/33..............     1,274,805
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS (Cost
                $7,936,393)..................     7,977,380
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.2%
              FEDERAL HOME LOAN BANK,
    710,000   Series 633,
                4.80%, 02/15/07 (Cost
                $710,000)....................       710,000
                                               ------------
              SECURITIES LENDING COLLATERAL -- 7.1%
 26,894,601   Securities Lending Collateral
                Investment (Note 4)
                (Cost $26,894,601)...........    26,894,601
                                               ------------
              TOTAL SECURITIES
                (Cost $428,330,241)..........   442,822,130
                                               ------------
              REPURCHASE AGREEMENTS -- 2.3%
  8,707,948   With Investors Bank and Trust,
                dated 06/30/06,
                4.76%, due 07/03/06,
                repurchase proceeds at
                maturity $8,711,403
                (Collateralized by various
                Small Business
                Administrations,
                7.63% -- 8.38%, due
                05/25/16 -- 03/25/26, with a
                total value of $9,143,346)
                (Cost $8,707,948)............     8,707,948
                                               ------------
              Total Investments before Call
                and Put Options
                Written -- 119.5%
                (Cost $437,038,189)..........   451,530,078
                                               ------------
 CONTRACTS                                        VALUE
-----------                                    ------------
              CALL OPTIONS WRITTEN -- (0.0)%
         (1)  IMM Euro, September Future,
                Expiring September 2006 @
                94.75........................  $        (25)
        (14)  US Treasury Note (10 Year)
                December Future, Expiring
                November 2006 @ 107..........        (5,031)
        (14)  US Treasury Note (10 Year)
                December Future, Expiring
                November 2006 @ 108..........        (2,625)
                                               ------------
              TOTAL CALL OPTIONS WRITTEN
                (Premium $6,061).............        (7,681)
                                               ------------
              PUT OPTIONS WRITTEN -- (0.0)%
        (14)  US Treasury Note (10 Year)
                December Future, Expiring
                November 2006 @ 101..........        (2,188)
        (14)  US Treasury Note (10 Year)
                December Future, Expiring
                November 2006 @ 102..........        (3,937)
                                               ------------
              TOTAL PUT OPTIONS WRITTEN
                (Premium $7,516).............        (6,125)
                                               ------------
              Total Investments net of Call
                and Put Options
                Written -- 119.5%
                (Cost $437,024,612)..........   451,516,272
              Liabilities less other
                assets -- (19.5)%............   (73,687,848)
                                               ------------
              NET ASSETS -- 100.0%...........  $377,828,424
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $437,024,612.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $23,502,092
    Gross unrealized depreciation...........   (9,010,432)
                                              -----------
    Net unrealized appreciation.............  $14,491,660
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 98.3%
               ADVERTISING -- 0.3%
   1,070,000   The Interpublic Group of
                 Companies, Inc.*(h).......  $    8,934,500
                                             --------------
               AEROSPACE AND DEFENSE -- 1.9%
     200,000   Goodrich Corp. .............       8,058,000
     215,000   Northrop Grumman Corp. .....      13,772,900
     455,700   The Boeing Company..........      37,326,387
                                             --------------
                                                 59,157,287
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.6%
     341,600   Jones Apparel Group,
                 Inc. .....................      10,859,464
     320,000   Limited Brands, Inc. .......       8,188,800
                                             --------------
                                                 19,048,264
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 2.0%
     104,000   Borg Warner, Inc. ..........       6,770,400
     146,600   DaimlerChrysler AG
                 (Germany)(h)..............       7,236,176
     933,800   General Motors Corp.(h).....      27,817,902
     142,725   Lear Corp.(h)...............       3,169,922
      31,350   Magna International,
                 Inc. -- Class A
                 (Canada)(h)...............       2,256,260
     150,000   Toyota Motor Corp. (ADR)
                 (Japan)...................      15,688,500
                                             --------------
                                                 62,939,160
                                             --------------
               BANKS -- 3.9%
   1,126,082   Bank of America Corp. ......      54,164,544
     397,300   National City Corp. ........      14,378,287
     215,800   SunTrust Banks, Inc. .......      16,456,908
     530,000   Wachovia Corp. .............      28,662,400
     132,800   Wells Fargo & Company.......       8,908,224
                                             --------------
                                                122,570,363
                                             --------------
               BROADCAST SERVICES/MEDIA -- 5.6%
     813,500   CBS Corp. -- Class B........      22,005,175
   1,031,900   Clear Channel
                 Communications, Inc. .....      31,937,305
   1,198,265   Comcast Corp. -- Class
                 A*(h).....................      39,231,196
     645,000   Comcast Corp. -- Special
                 Class A*..................      21,143,100
   3,470,200   Time Warner, Inc. ..........      60,034,460
                                             --------------
                                                174,351,236
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 7.1%
   1,972,200   Electronic Data Systems
                 Corp. ....................      47,451,132
     500,000   EMC Corp. --
                 Massachusetts*............       5,485,000

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)
   2,482,600   Hewlett-Packard Company.....  $   78,648,768
     553,500   International Business
                 Machines Corp. ...........      42,519,870
     680,000   Microsoft Corp. ............      15,844,000
   7,530,300   Sun Microsystems, Inc.*.....      31,250,745
                                             --------------
                                                221,199,515
                                             --------------
               CONSUMER GOODS AND SERVICES -- 3.9%
     525,000   Altria Group, Inc. .........      38,550,750
     493,800   Avon Products, Inc. ........      15,307,800
     474,800   Kimberly-Clark Corp. .......      29,295,160
     353,000   Procter & Gamble Company....      19,626,800
     320,000   The Clorox Company..........      19,510,400
                                             --------------
                                                122,290,910
                                             --------------
               CONTAINERS AND PACKAGING -- 0.2%
     440,000   Owens-Illinois, Inc.*.......       7,374,400
                                             --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 1.8%
   1,270,800   General Electric Company....      41,885,568
     149,000   Textron, Inc. ..............      13,734,820
                                             --------------
                                                 55,620,388
                                             --------------
               ELECTRONICS -- 2.9%
     125,116   Arrow Electronics, Inc.*....       4,028,735
   1,121,400   Flextronics International,
                 Ltd. (Singapore)*.........      11,909,268
   1,939,177   Sanmina-SCI Corp.*..........       8,920,214
   8,424,205   Solectron Corp.*............      28,810,781
     841,900   Sony Corp. (ADR)
                 (Japan)(h)................      37,077,277
                                             --------------
                                                 90,746,275
                                             --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.5%
     450,800   Waste Management, Inc. .....      16,174,704
                                             --------------
               FINANCIAL SERVICES -- 12.0%
     353,900   American Express
                 Company(h)................      18,834,558
     270,800   Capital One Financial
                 Corp. ....................      23,139,860
   1,495,500   Citigroup, Inc. ............      72,142,920
     948,800   Fannie Mae..................      45,637,280
     399,900   Freddie Mac.................      22,798,299
   2,311,940   JPMorgan Chase & Company....      97,101,480
   1,099,600   Merrill Lynch & Company,
                 Inc.(h)...................      76,488,176
      84,000   The Goldman Sachs Group,
                 Inc. .....................      12,636,120
                                             --------------
                                                368,778,693
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE -- 2.8%
     265,000   Kellogg Company.............  $   12,833,950
   1,239,500   Kraft Foods, Inc. -- Class
                 A(h)......................      38,300,550
     255,000   PepsiCo, Inc. ..............      15,310,200
     490,000   The Coca-Cola Company.......      21,079,800
                                             --------------
                                                 87,524,500
                                             --------------
               INSURANCE -- 8.8%
     368,000   Aetna, Inc. ................      14,694,240
   1,166,500   American International
                 Group, Inc. ..............      68,881,825
     235,000   Genworth Financial,
                 Inc. -- Class A...........       8,187,400
     450,200   MetLife, Inc. ..............      23,054,742
      61,566   PartnerRE, Ltd.
                 (Bermuda)(h)..............       3,943,302
     170,000   RenaissanceRe Holdings, Ltd.
                 (Bermuda).................       8,238,200
     159,300   The Allstate Corp. .........       8,718,489
   1,019,000   The Chubb Corp.(h)..........      50,848,100
     145,000   The Hartford Financial
                 Services Group, Inc. .....      12,267,000
   1,255,938   The St. Paul Travelers
                 Companies, Inc. ..........      55,989,716
     238,000   XL Capital, Ltd. -- Class A
                 (Cayman Islands)..........      14,589,400
                                             --------------
                                                269,412,414
                                             --------------
               INTERNET SERVICES -- 0.4%
     580,000   Cisco Systems, Inc.*........      11,327,400
                                             --------------
               MANUFACTURING -- 2.3%
     204,000   Cooper Industries,
                 Ltd. -- Class A
                 (Bermuda).................      18,955,680
     100,000   Eaton Corp. ................       7,540,000
     758,600   Honeywell International,
                 Inc. .....................      30,571,580
     592,950   Smurfit-Stone Container
                 Corp.*....................       6,486,873
     126,400   SPX Corp. ..................       7,072,080
                                             --------------
                                                 70,626,213
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 3.3%
     878,200   Boston Scientific Corp.*....      14,788,888
     733,800   HCA, Inc.(h)................      31,663,470
     671,900   Medco Health Solutions,
                 Inc.*.....................      38,486,432
   2,708,000   Tenet Healthcare
                 Corp.*(h).................      18,901,840
                                             --------------
                                                103,840,630
                                             --------------
               METALS AND MINING -- 0.6%
     280,200   United States Steel
                 Corp. ....................      19,647,624
                                             --------------
               OIL, COAL AND GAS -- 8.1%
     916,700   ChevronTexaco Corp. ........      56,890,402
   1,170,702   ConocoPhillips..............      76,716,102

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               OIL, COAL AND GAS (CONTINUED)
     138,950   ENSCO International,
                 Inc.(h)...................  $    6,394,479
   1,354,800   Exxon Mobil Corp. ..........      83,116,980
     140,000   GlobalSantaFe Corp. (Cayman
                 Islands)..................       8,085,000
     178,000   Noble Corp. (Cayman
                 Islands)..................      13,246,760
      80,000   Occidental Petroleum
                 Corp. ....................       8,204,000
                                             --------------
                                                252,653,723
                                             --------------
               PAPER AND FOREST PRODUCTS -- 0.9%
     984,100   MeadWestvaco Corp. .........      27,485,913
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 5.2%
     294,600   Eli Lilly and Company.......      16,282,542
     363,800   Merck & Company, Inc. ......      13,253,234
   2,407,300   Millennium Pharmaceuticals,
                 Inc.*(h)..................      24,000,781
   1,555,000   Pfizer, Inc. ...............      36,495,850
   1,076,000   Watson Pharmaceuticals,
                 Inc.*.....................      25,049,280
   1,026,000   Wyeth.......................      45,564,660
                                             --------------
                                                160,646,347
                                             --------------
               PRINTING AND PUBLISHING -- 0.2%
     500,000   The Reader's Digest
                 Association, Inc.(h)......       6,980,000
                                             --------------
               RETAIL -- 3.6%
     594,162   Federated Department Stores,
                 Inc. .....................      21,746,329
   1,192,600   Office Depot, Inc.*.........      45,318,800
     196,700   Sears Holdings Corp.*(h)....      30,457,028
     304,000   Target Corp. ...............      14,856,480
                                             --------------
                                                112,378,637
                                             --------------
               RETAIL: RESTAURANTS -- 0.8%
     705,000   McDonald's Corp. ...........      23,688,000
                                             --------------
               RETAIL: SUPERMARKETS -- 1.4%
     819,925   Safeway, Inc.(h)............      21,318,050
     150,800   SUPERVALU, Inc..............       4,629,560
     779,350   The Kroger Company..........      17,036,591
                                             --------------
                                                 42,984,201
                                             --------------
               RUBBER PRODUCTS -- 0.0%
     103,292   Cooper Tire & Rubber
                 Company(h)................       1,150,673
                                             --------------
               SEMICONDUCTORS -- 1.7%
   1,549,400   Intel Corp. ................      29,361,130
     994,900   Intersil Corp. -- Class A...      23,131,425
                                             --------------
                                                 52,492,555
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 7.9%
     234,500   American Tower
                 Corp. -- Class A*(h)......  $    7,297,640
   2,306,900   AT&T, Inc. .................      64,339,441
     109,400   BellSouth Corp. ............       3,960,280
     214,500   Crown Castle International
                 Corp.*....................       7,408,830
      58,940   Embarq Corp.*...............       2,415,951
  11,430,300   Lucent Technologies,
                 Inc.*.....................      27,661,326
   1,529,200   Nokia Oyj (ADR) (Finland)...      30,981,592
   7,006,700   Qwest Communications
                 International, Inc.*(h)...      56,684,203
   1,178,800   Sprint Nextel Corp. ........      23,564,212
     724,650   Tellabs, Inc.*..............       9,645,092
     320,652   Verizon Communications,
                 Inc. .....................      10,738,635
                                             --------------
                                                244,697,202
                                             --------------
               TOYS -- 1.0%
   1,838,300   Mattel, Inc. ...............      30,350,333
                                             --------------
               TRANSPORTATION -- 4.0%
     358,620   Con-way, Inc. ..............      20,774,857
   1,316,600   CSX Corp. ..................      92,741,303
     191,380   Norfolk Southern Corp. .....      10,185,244
                                             --------------
                                                123,701,404
                                             --------------
               UTILITIES -- 2.6%
   1,200,180   American Electric Power
                 Company, Inc. ............      41,106,165
     224,800   Constellation Energy
                 Group.....................      12,256,096
     225,000   Entergy Corp. ..............      15,918,750
     305,800   Wisconsin Energy Corp. .....      12,323,740
                                             --------------
                                                 81,604,751
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $2,695,681,260).....   3,052,378,215
                                             --------------
 PRINCIPAL
 ---------
               SECURITIES LENDING
                 COLLATERAL -- 8.9%
$275,454,038   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $275,454,038).......     275,454,038
                                             --------------
               TOTAL SECURITIES
                 (Cost $2,971,135,298).....   3,327,832,253
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               REPURCHASE AGREEMENTS -- 0.9%
$ 27,223,217   With Investors Bank & Trust,
                 dated 06/30/06,
                 4.76%, due 07/03/06,
                 repurchase proceeds at
                 maturity $27,234,016
                 (Collateralized by various
                 Fannie Maes,
                 4.04% -- 5.67%, due
                 05/25/34 -- 07/01/34, with
                 a total value of
                 $16,663,784, and various
                 Small Business
                 Administrations,
                 7.38% -- 7.63%, due
                 05/25/27 -- 09/25/30, with
                 a total value of
                 $11,920,594)
                 (Cost $27,223,217)........  $   27,223,217
                                             --------------
               Total Investments -- 108.1%
                 (Cost $2,998,358,515).....   3,355,055,470
               Liabilities less other
                 assets -- (8.1)%..........    (250,033,739)
                                             --------------
               NET ASSETS -- 100.0%........  $3,105,021,731
                                             ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $2,998,358,515.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $489,356,082
    Gross unrealized depreciation..........  (132,659,127)
                                             ------------
    Net unrealized appreciation............  $356,696,955
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                                VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCKS -- 102.2%
           ADVERTISING -- 1.0%
  50,300   The Interpublic Group of
             Companies, Inc.*................  $   420,005
                                               -----------
           AEROSPACE AND DEFENSE -- 5.0%
  16,600   Lockheed Martin Corp. ............    1,190,884
   6,800   Northrop Grumman Corp. ...........      435,608
   9,600   Raytheon Company..................      427,872
                                               -----------
                                                 2,054,364
                                               -----------
           AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
             EQUIPMENT -- 1.0%
   5,800   Magna International, Inc. -- Class
             A (Canada)......................      417,426
                                               -----------
           BANKS -- 3.6%
  13,355   Bank of America Corp. ............      642,376
   8,200   Comerica, Inc. ...................      426,318
   6,000   KeyCorp...........................      214,080
   3,300   UnionBanCal Corp. ................      213,147
                                               -----------
                                                 1,495,921
                                               -----------
           CHEMICALS -- 2.3%
  61,800   The Mosaic Company*...............      967,170
                                               -----------
           COMMERCIAL SERVICES -- 2.4%
  60,400   Cendant Corp. ....................      983,916
                                               -----------
           COMPUTER EQUIPMENT, SOFTWARE AND
             SERVICES -- 12.2%
 101,400   CA, Inc. .........................    2,083,770
  87,300   Electronic Data Systems Corp. ....    2,100,438
  37,100   Microsoft Corp. ..................      864,430
                                               -----------
                                                 5,048,638
                                               -----------
           CONSTRUCTION SERVICES AND SUPPLIES -- 5.9%
  31,600   Centex Corp. .....................    1,589,480
  29,000   Pulte Homes, Inc. ................      834,910
                                               -----------
                                                 2,424,390
                                               -----------
           CONSUMER GOODS AND SERVICES -- 5.0%
  16,100   Altria Group, Inc. ...............    1,182,223
  39,360   Unilever PLC (ADR) (United
             Kingdom)........................      887,174
                                               -----------
                                                 2,069,397
                                               -----------
           ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
             SERVICES -- 1.6%
  17,900   Waste Management, Inc. ...........      642,252
                                               -----------

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCKS (CONTINUED)
           FINANCIAL SERVICES -- 11.0%
  23,300   Freddie Mac.......................  $ 1,328,333
  35,700   JPMorgan Chase & Company..........    1,499,400
  13,200   MasterCard, Inc. -- Class A*......      633,600
   6,900   Prudential Financial, Inc. .......      536,130
  11,700   Washington Mutual, Inc. ..........      533,286
                                               -----------
                                                 4,530,749
                                               -----------
           FOOD AND BEVERAGE -- 2.0%
  13,600   Kraft Foods, Inc. -- Class A......      420,240
  25,900   Sara Lee Corp. ...................      414,918
                                               -----------
                                                   835,158
                                               -----------
           INSURANCE -- 14.4%
   9,000   Assurant, Inc. ...................      435,600
  18,600   Conseco, Inc.*....................      429,660
  37,300   Genworth Financial, Inc. -- Class
             A...............................    1,299,532
  27,600   MetLife, Inc. ....................    1,413,396
   5,100   The Hartford Financial Services
             Group, Inc. ....................      431,460
  33,300   The St. Paul Travelers Companies,
             Inc. ...........................    1,484,514
   6,900   XL Capital, Ltd. -- Class A
             (Cayman Islands)................      422,970
                                               -----------
                                                 5,917,132
                                               -----------
           LEISURE AND RECREATION -- 1.8%
  10,600   Harrah's Entertainment, Inc.......      754,508
                                               -----------
           MANUFACTURING -- 6.7%
  16,400   Flowserve Corp.*..................      933,160
  66,700   Tyco International, Ltd.
             (Bermuda).......................    1,834,250
                                               -----------
                                                 2,767,410
                                               -----------
           MEDICAL EQUIPMENT, SUPPLIES, AND
             SERVICES -- 2.7%
  17,800   HCA, Inc. ........................      768,070
  51,100   Tenet Healthcare Corp.*...........      356,678
                                               -----------
                                                 1,124,748
                                               -----------
           METALS AND MINING -- 3.2%
  41,400   Alcoa, Inc. ......................    1,339,704
                                               -----------
           OIL, COAL AND GAS -- 1.1%
   9,500   Petro-Canada (Canada).............      450,395
                                               -----------
           PAPER AND FOREST PRODUCTS -- 2.1%
   9,900   International Paper Company.......      319,770
   8,700   Weyerhaeuser Company..............      541,575
                                               -----------
                                                   861,345
                                               -----------

                       See notes to financial statements.

                                VALUE PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCKS (CONTINUED)
           PHARMACEUTICALS/RESEARCH AND
             DEVELOPMENT -- 2.1%
  24,200   Merck & Company, Inc. ............  $   881,606
                                               -----------
           REAL ESTATE DEVELOPMENT AND SERVICES -- 1.3%
  11,400   The St. Joe Company...............      530,556
                                               -----------
           RETAIL -- 3.3%
  28,900   The Home Depot, Inc. .............    1,034,331
   7,000   Wal-Mart Stores, Inc. ............      337,190
                                               -----------
                                                 1,371,521
                                               -----------
           RETAIL: RESTAURANTS -- 1.6%
   6,500   McDonald's Corp. .................      218,400
   8,500   YUM! Brands, Inc. ................      427,295
                                               -----------
                                                   645,695
                                               -----------
           RETAIL: SUPERMARKETS -- 2.2%
  34,300   Safeway, Inc. ....................      891,800
                                               -----------
           TELECOMMUNICATIONS EQUIPMENT AND
             SERVICES -- 0.5%
   3,400   ALLTEL Corp. .....................      217,022
                                               -----------
           UTILITIES -- 6.2%
   4,500   Entergy Corp. ....................      318,375
  34,300   FPL Group, Inc. ..................    1,419,334
  12,700   Public Service Enterprise Group,
             Inc. ...........................      839,724
                                               -----------
                                                 2,577,433
                                               -----------
           Total Investments -- 102.2% (Cost
             $43,417,472)....................   42,220,261
           Liabilities less other
             assets -- (2.2)%................     (897,761)
                                               -----------
           NET ASSETS -- 100.0%..............  $41,322,500

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCKS (CONTINUED)
           UTILITIES (CONTINUED)
                                               ===========

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $43,417,472.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 1,040,865
    Gross unrealized depreciation...........   (2,238,076)
                                              -----------
    Net unrealized depreciation.............  $(1,197,211)
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 98.7%
               AEROSPACE AND DEFENSE -- 2.8%
      53,100   Lockheed Martin Corp. ......  $    3,809,394
     127,500   Northrop Grumman Corp. .....       8,167,650
     124,200   Raytheon Company............       5,535,594
     124,100   The Boeing Company..........      10,165,031
      60,300   United Technologies
                 Corp. ....................       3,824,226
                                             --------------
                                                 31,501,895
                                             --------------
               AGRICULTURE -- 0.6%
      86,100   Monsanto Company............       7,248,759
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 1.0%
      23,700   AnnTaylor Stores Corp.*.....       1,028,106
      15,000   Coach, Inc.*................         448,500
      63,100   Jones Apparel Group,
                 Inc. .....................       2,005,949
      22,700   Liz Claiborne, Inc. ........         841,262
      67,200   Nordstrom, Inc. ............       2,452,800
      24,900   Payless ShoeSource, Inc.*...         676,533
     228,700   Urban Outfitters, Inc.*.....       3,999,963
                                             --------------
                                                 11,453,113
                                             --------------
               AUTOMOBILE: RETAIL -- 0.2%
     108,000   AutoNation, Inc.*...........       2,315,520
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 0.4%
      60,700   Autoliv, Inc. ..............       3,433,799
      27,200   TRW Automotive Holdings
                 Corp.*....................         742,016
                                             --------------
                                                  4,175,815
                                             --------------
               BANKS -- 5.9%
     158,000   Bank of America Corp. ......       7,599,800
      93,400   Commerce Bancorp, Inc. --
                 New Jersey(h).............       3,331,578
       5,600   Golden West Financial
                 Corp. ....................         415,520
      70,700   IndyMac Bancorp, Inc.(h)....       3,241,595
     136,300   KeyCorp.....................       4,863,184
       8,800   M&T Bank Corp. .............       1,037,696
      46,800   National City Corp.(h)......       1,693,692
      92,000   UnionBanCal Corp. ..........       5,942,280
     336,100   US Bancorp(h)...............      10,378,768
     260,200   Wachovia Corp. .............      14,071,616
     209,100   Wells Fargo & Company.......      14,026,428
                                             --------------
                                                 66,602,157
                                             --------------
               BROADCAST SERVICES/MEDIA -- 2.9%
      90,282   CBS Corp. -- Class B(h).....       2,442,128
      88,000   Clear Channel
                 Communications, Inc. .....       2,723,600

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BROADCAST SERVICES/MEDIA (CONTINUED)
      34,100   Comcast Corp. -- Class
                 A*(h).....................  $    1,116,434
       7,763   Hearst-Argyle Television,
                 Inc. -- Class A...........         171,252
       9,705   Liberty Media Holding
                 Corp. -- Capital -- Series
                 A*........................         812,988
      18,500   News Corp. -- Class B.......         373,330
     120,100   Shaw Communications, Inc. --
                 Class B (Canada)(h).......       3,397,629
     115,000   The DIRECTV Group, Inc.*....       1,897,500
      47,600   The McGraw-Hill Companies,
                 Inc. .....................       2,390,948
     144,300   The Walt Disney Company.....       4,329,000
     697,900   Time Warner, Inc. ..........      12,073,669
      12,700   Univision Communications,
                 Inc. -- Class A*..........         425,450
          83   Viacom, Inc. -- Class B*....           2,975
                                             --------------
                                                 32,156,903
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 1.2%
     152,400   First Data Corp. ...........       6,864,096
      82,400   Fiserv, Inc.*...............       3,737,664
      18,600   Global Payments, Inc. ......         903,030
      41,900   Moody's Corp. ..............       2,281,874
                                             --------------
                                                 13,786,664
                                             --------------
               CHEMICALS -- 0.3%
      25,000   Ashland, Inc. ..............       1,667,500
      95,500   Methanex Corp.
                 (Canada)(h)...............       2,022,690
                                             --------------
                                                  3,690,190
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 7.0%
     110,900   Apple Computer, Inc.*.......       6,334,608
     100,900   Cadence Design Systems,
                 Inc.*.....................       1,730,435
      84,300   Computer Sciences Corp.*....       4,083,492
     307,500   Electronic Arts, Inc.*(h)...      13,234,800
      20,500   Electronic Data Systems
                 Corp. ....................         493,230
     346,700   Hewlett-Packard Company.....      10,983,456
     175,700   Ingram Micro, Inc. -- Class
                 A*........................       3,185,441
      68,100   International Business
                 Machines Corp. ...........       5,231,442
      50,000   Lexmark International,
                 Inc. -- Class A*..........       2,791,500
   1,045,700   Microsoft Corp. ............      24,364,810
      13,300   Red Hat, Inc.*(h)...........         311,220
     127,100   SanDisk Corp.*(h)...........       6,479,558
                                             --------------
                                                 79,223,992
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.5%
      71,600   Eagle Materials, Inc. ......  $    3,401,000
      29,900   Martin Marietta Materials,
                 Inc. .....................       2,725,385
                                             --------------
                                                  6,126,385
                                             --------------
               CONSUMER GOODS AND SERVICES -- 4.2%
     146,100   Altria Group, Inc. .........      10,728,123
     116,800   Colgate-Palmolive Company...       6,996,320
      37,300   Energizer Holdings,
                 Inc.*(h)..................       2,184,661
      32,700   FedEx Corp. ................       3,821,322
      31,700   Herbalife, Ltd. (Cayman
                 Islands)*.................       1,264,830
     228,305   Procter & Gamble Company....      12,693,758
      38,600   Reynolds American,
                 Inc.(h)...................       4,450,580
      24,100   The Clorox Company..........       1,469,377
       7,400   United Parcel Service,
                 Inc. -- Class B...........         609,242
      12,800   UST, Inc. ..................         578,432
      25,400   Whirlpool Corp. ............       2,099,310
                                             --------------
                                                 46,895,955
                                             --------------
               CONTAINERS AND PACKAGING -- 0.5%
      52,300   Bemis Company, Inc. ........       1,601,426
     143,300   Pactiv Corp.*...............       3,546,675
                                             --------------
                                                  5,148,101
                                             --------------
               DISTRIBUTION -- 0.3%
      37,400   Tech Data Corp.*............       1,432,794
      23,700   WESCO International,
                 Inc.*.....................       1,582,212
                                             --------------
                                                  3,015,006
                                             --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 1.9%
     565,400   General Electric Company....      18,635,584
      29,700   Textron, Inc. ..............       2,737,746
                                             --------------
                                                 21,373,330
                                             --------------
               ELECTRONICS -- 0.6%
      29,600   Arrow Electronics, Inc.*....         953,120
      56,100   Avnet, Inc.*................       1,123,122
      39,800   Emerson Electric Company....       3,335,638
      28,800   Jabil Circuit, Inc. ........         737,280
      14,000   Plexus Corp.*...............         478,940
                                             --------------
                                                  6,628,100
                                             --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.1%
      14,600   Republic Services, Inc. ....         588,964
                                             --------------
               FINANCIAL SERVICES -- 9.4%
      27,400   AG Edwards, Inc. ...........       1,515,768
     160,200   American Express Company....       8,525,844
      77,300   AmeriCredit Corp.*(h).......       2,158,216

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      35,800   Ameriprise Financial,
                 Inc. .....................  $    1,599,186
      49,600   CIT Group, Inc. ............       2,593,584
     543,600   Citigroup, Inc. ............      26,223,263
      99,900   Countrywide Financial
                 Corp. ....................       3,804,192
      74,700   E*TRADE Financial Corp.*....       1,704,654
       4,200   Franklin Resources, Inc. ...         364,602
      20,400   Janus Capital Group,
                 Inc. .....................         365,160
     415,600   JPMorgan Chase & Company....      17,455,200
     117,000   Lehman Brothers Holdings,
                 Inc. .....................       7,622,550
     217,500   Merrill Lynch & Company,
                 Inc. .....................      15,129,300
     121,400   Morgan Stanley..............       7,673,694
      13,200   Prudential Financial,
                 Inc. .....................       1,025,640
      19,600   TD Ameritrade Holding
                 Corp. ....................         290,276
      33,600   The Goldman Sachs Group,
                 Inc. .....................       5,054,448
      79,500   Washington Mutual, Inc. ....       3,623,610
                                             --------------
                                                106,729,187
                                             --------------
               FOOD AND BEVERAGE -- 2.9%
      74,500   Archer-Daniels-Midland
                 Company...................       3,075,360
      57,700   Campbell Soup Company.......       2,141,247
      42,300   Dean Foods Company*.........       1,573,137
      90,600   General Mills, Inc. ........       4,680,396
      20,100   Kraft Foods, Inc. -- Class
                 A(h)......................         621,090
     143,100   PepsiCo, Inc. ..............       8,591,724
     171,200   The Coca-Cola Company.......       7,365,024
     101,100   The Pepsi Bottling Group,
                 Inc. .....................       3,250,365
      74,000   Tyson Foods, Inc. -- Class
                 A(h)......................       1,099,640
                                             --------------
                                                 32,397,983
                                             --------------
               INSURANCE -- 5.4%
      56,000   Aetna, Inc. ................       2,236,080
      44,300   Ambac Financial Group,
                 Inc. .....................       3,592,730
      52,900   American International
                 Group, Inc.(h)............       3,123,745
      18,900   Assurant, Inc.(h)...........         914,760
      27,100   CIGNA Corp. ................       2,669,621
      43,700   First American Corp. .......       1,847,199
      75,500   Genworth Financial, Inc. --
                 Class A...................       2,630,420
     169,400   Loews Corp. ................       6,005,230
      41,952   MBIA, Inc.(h)...............       2,456,290
      67,400   MetLife, Inc. ..............       3,451,554

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
       9,000   Nationwide Financial
                 Services, Inc. -- Class
                 A.........................  $      396,720
      94,200   Principal Financial Group,
                 Inc. .....................       5,242,230
      72,600   Radian Group, Inc. .........       4,485,228
      70,400   SAFECO Corp.(h).............       3,967,040
     110,700   The Allstate Corp. .........       6,058,610
      76,800   The Chubb Corp.(h)..........       3,832,320
      77,200   The PMI Group, Inc. ........       3,441,576
      38,100   The St. Paul Travelers
                 Companies, Inc. ..........       1,698,498
      87,150   WR Berkley Corp. ...........       2,974,430
                                             --------------
                                                 61,024,281
                                             --------------
               INTERNET SERVICES -- 3.6%
     109,400   Akamai Technologies,
                 Inc.*(h)..................       3,959,186
     678,600   Cisco Systems, Inc.*........      13,253,058
      35,688   Google, Inc. -- Class A*....      14,965,049
     379,700   Juniper Networks,
                 Inc.*(h)..................       6,071,403
      54,200   YAHOO!, Inc.*...............       1,788,600
                                             --------------
                                                 40,037,296
                                             --------------
               LEISURE AND RECREATION -- 1.0%
      54,900   Boyd Gaming Corp.(h)........       2,215,764
      50,500   Carnival Corp.
                 (Panama)(h)...............       2,107,870
      18,600   Choice Hotels International,
                 Inc. .....................       1,127,160
     105,000   Starwood Hotels & Resorts
                 Worldwide, Inc. ..........       6,335,700
                                             --------------
                                                 11,786,494
                                             --------------
               MACHINERY -- 1.0%
      87,300   Caterpillar, Inc. ..........       6,502,104
      34,500   Cummins, Inc. ..............       4,217,625
                                             --------------
                                                 10,719,729
                                             --------------
               MANUFACTURING -- 0.8%
      94,600   3M Company..................       7,640,842
      27,700   Furniture Brands
                 International, Inc.(h)....         577,268
       5,100   Parker Hannifin Corp. ......         395,760
       9,400   SPX Corp.(h)................         525,930
                                             --------------
                                                  9,139,800
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 3.8%
      22,800   Becton, Dickinson and
                 Company...................       1,393,764
      52,700   Dade Behring Holdings,
                 Inc. .....................       2,194,428
      55,200   DaVita, Inc.*...............       2,743,440
      30,200   Humana, Inc.*...............       1,621,740
     209,400   Johnson & Johnson...........      12,547,248

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)
      66,100   Kinetic Concepts, Inc.*.....  $    2,918,315
      90,400   McKesson Corp. .............       4,274,112
      94,800   Medco Health Solutions,
                 Inc.*.....................       5,430,144
      16,100   Medtronic, Inc. ............         755,412
      11,100   St Jude Medical, Inc.*......         359,862
      76,400   UnitedHealth Group, Inc. ...       3,421,192
      34,400   Varian Medical Systems,
                 Inc.*.....................       1,628,840
      43,600   WellPoint, Inc.*............       3,172,772
                                             --------------
                                                 42,461,269
                                             --------------
               METALS AND MINING -- 1.3%
     147,100   Alcoa, Inc. ................       4,760,156
      28,400   Freeport-McMoRan Copper &
                 Gold, Inc. -- Class B.....       1,573,644
      15,100   IPSCO, Inc. (Canada)........       1,444,919
       7,400   Newmont Mining Corp. .......         391,682
      87,600   Nucor Corp. ................       4,752,300
      27,200   Steel Dynamics, Inc. .......       1,788,128
                                             --------------
                                                 14,710,829
                                             --------------
               OIL AND GAS: PIPELINES -- 0.0%
       4,900   Questar Corp. ..............         394,401
                                             --------------
               OIL, COAL AND GAS -- 9.4%
      61,100   Anadarko Petroleum Corp. ...       2,913,859
      43,500   Apache Corp. ...............       2,968,875
      45,700   Baker Hughes, Inc. .........       3,740,545
     129,200   ChevronTexaco Corp. ........       8,018,152
     194,186   ConocoPhillips..............      12,725,009
     147,000   Devon Energy Corp. .........       8,880,270
      72,000   EnCana Corp. (Canada)(h)....       3,790,080
      39,300   EOG Resources, Inc. ........       2,725,062
     546,100   Exxon Mobil Corp. ..........      33,503,235
      70,200   Holly Corp. ................       3,383,640
      41,700   Marathon Oil Corp. .........       3,473,610
     105,300   Newfield Exploration
                 Company*..................       5,153,382
      51,400   Petro-Canada (Canada).......       2,436,874
      72,200   Schlumberger, Ltd.
                 (Netherlands Antilles)....       4,700,942
      34,000   Sunoco, Inc. ...............       2,355,860
      93,600   Talisman Energy, Inc.
                 (Canada)..................       1,636,128
      18,300   Ultra Petroleum Corp.
                 (Canada)*.................       1,084,641
      33,600   Unit Corp.*.................       1,911,504
                                             --------------
                                                105,401,668
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 8.0%
     104,800   Abbott Laboratories.........  $    4,570,328
      66,300   Allergan, Inc.(h)...........       7,111,338
     137,700   AmerisourceBergen Corp. ....       5,772,384
     181,800   Amgen, Inc.*................      11,858,814
      63,100   Amylin Pharmaceuticals,
                 Inc.*(h)..................       3,115,247
      25,300   Biogen Idec, Inc.*..........       1,172,149
     160,700   Cardinal Health, Inc. ......      10,337,831
     123,400   Caremark Rx, Inc. ..........       6,153,958
      69,500   Eli Lilly and Company.......       3,841,265
      32,300   Express Scripts, Inc.*......       2,317,202
      25,800   Forest Laboratories,
                 Inc.*.....................         998,202
      25,800   Genentech, Inc.*(h).........       2,110,440
      20,000   Hospira, Inc.*..............         858,800
     156,900   King Pharmaceuticals,
                 Inc.*(h)..................       2,667,300
     116,600   Merck & Company, Inc. ......       4,247,738
     927,500   Pfizer, Inc. ...............      21,768,425
      24,200   Wyeth.......................       1,074,722
                                             --------------
                                                 89,976,143
                                             --------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 0.6%
      39,600   Brookfield Asset Management,
                 Inc. -- Class A
                 (Canada)..................       1,608,552
     136,200   CB Richard Ellis Group,
                 Inc. -- Class A*..........       3,391,380
      20,100   Jones Lang LaSalle, Inc. ...       1,759,755
                                             --------------
                                                  6,759,687
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.3%
      37,700   Equity Office Properties
                 Trust.....................       1,376,427
      11,800   Kimco Realty Corp. .........         430,582
      24,800   New Century Financial
                 Corp.(h)..................       1,134,600
      16,800   ProLogis....................         875,616
                                             --------------
                                                  3,817,225
                                             --------------
               RETAIL -- 4.6%
      81,303   Circuit City Stores,
                 Inc. .....................       2,213,068
     237,900   CVS Corp. ..................       7,303,530
      98,500   Dillard's, Inc. -- Class
                 A.........................       3,137,225
      59,700   JC Penney Company, Inc. ....       4,030,347
     143,200   Kohl's Corp.*...............       8,465,984
     210,800   Office Depot, Inc.*.........       8,010,400
      56,600   OfficeMax, Inc. ............       2,306,450
      45,700   Sears Holdings Corp.*(h)....       7,076,188
       7,200   Target Corp. ...............         351,864
       9,900   The Home Depot, Inc. .......         354,321
     179,900   Wal-Mart Stores, Inc. ......       8,665,783
                                             --------------
                                                 51,915,160
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               RETAIL: RESTAURANTS -- 0.6%
      56,600   Brinker International,
                 Inc.(h)...................  $    2,054,580
      60,400   Darden Restaurants, Inc. ...       2,379,760
      10,900   McDonald's Corp. ...........         366,240
      61,500   Starbucks Corp.*............       2,322,240
                                             --------------
                                                  7,122,820
                                             --------------
               RETAIL: SUPERMARKETS -- 1.2%
     164,700   Safeway, Inc.(h)............       4,282,200
      64,100   SUPERVALU, Inc. ............       1,967,870
     306,800   The Kroger Company..........       6,706,648
                                             --------------
                                                 12,956,718
                                             --------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.5%
     160,900   Agilent Technologies,
                 Inc.*.....................       5,078,004
                                             --------------
               SEMICONDUCTORS -- 3.6%
      22,900   Advanced Micro Devices,
                 Inc.*.....................         559,218
     315,300   Applied Materials, Inc. ....       5,133,084
     115,900   Broadcom Corp. -- Class
                 A*........................       3,482,795
      63,999   Freescale Semiconductor,
                 Inc. -- Class B*..........       1,881,571
      61,600   Intel Corp. ................       1,167,320
     373,900   Micron Technology, Inc.*....       5,630,934
     272,700   National Semiconductor
                 Corp. ....................       6,503,895
     155,400   Teradyne, Inc.*(h)..........       2,164,722
     478,800   Texas Instruments, Inc. ....      14,502,852
                                             --------------
                                                 41,026,391
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 5.0%
     150,500   AT&T, Inc. .................       4,197,445
     149,700   BCE, Inc. (Canada)(h).......       3,540,405
      37,800   BellSouth Corp. ............       1,368,360
     163,600   CenturyTel, Inc.(h).........       6,077,740
     123,000   Citizens Communications
                 Company...................       1,605,150
     220,200   Corning, Inc.*..............       5,326,638
       4,905   Embarq Corp.*...............         201,056
     644,300   JDS Uniphase Corp.*(h)......       1,630,079
      34,200   Motorola, Inc. .............         689,130
     360,000   QUALCOMM, Inc. .............      14,425,200
      97,500   Sprint Nextel Corp. ........       1,949,025
      10,400   Telephone and Data Systems,
                 Inc. -- Special Common
                 Shares....................         404,560

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
      24,800   Tellabs, Inc.*..............  $      330,088
     447,400   Verizon Communications,
                 Inc. .....................      14,983,426
                                             --------------
                                                 56,728,302
                                             --------------
               TOYS -- 0.1%
      41,600   Mattel, Inc. ...............         686,816
                                             --------------
               TRANSPORTATION -- 2.1%
       6,100   Burlington Northern Santa Fe
                 Corp. ....................         483,425
      16,000   Con-way, Inc. ..............         926,880
      69,700   CSX Corp.(h)................       4,909,668
      31,900   Laidlaw International,
                 Inc. .....................         803,880
     121,700   Norfolk Southern Corp. .....       6,476,874
      35,800   Ryder System, Inc. .........       2,091,794
      68,900   Union Pacific Corp. ........       6,404,944
      65,400   UTI Worldwide, Inc. (British
                 Virgin Islands)...........       1,650,042
                                             --------------
                                                 23,747,507
                                             --------------
               UTILITIES -- 3.1%
     112,900   Alliant Energy Corp. .......       3,872,470
      92,000   American Electric Power
                 Company, Inc. ............       3,151,000
      44,200   Constellation Energy
                 Group.....................       2,409,784
      20,400   DTE Energy Company..........         831,096
     166,400   Edison International........       6,489,600
      63,500   Entergy Corp. ..............       4,492,625
      82,600   FirstEnergy Corp. ..........       4,477,746
     157,300   PG&E Corp. .................       6,178,744
      53,000   TXU Corp. ..................       3,168,870
                                             --------------
                                                 35,071,935
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $1,028,426,531).....   1,111,620,494
                                             --------------
 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES LENDING COLLATERAL -- 9.3%
$104,216,777   Securities Lending
                 Collateral Investment
                 (Note 4) (Cost
                 $104,216,777).............  $  104,216,777
                                             --------------
               TOTAL SECURITIES
                 (Cost $1,132,643,308).....   1,215,837,271
                                             --------------
               REPURCHASE AGREEMENTS -- 0.8%
   8,543,416   With Investors Bank and
                 Trust, dated 06/30/06,
                 4.76%, due 07/03/06,
                 repurchase proceeds at
                 maturity $8,546,805
                 (Collateralized by various
                 Small Business
                 Administrations,
                 7.79% -- 7.88% due
                 04/25/27 -- 02/25/29, with
                 a total value of
                 $8,970,587) (Cost
                 $8,543,416)...............       8,543,416
                                             --------------
               Total Investments -- 108.8%
                 (Cost $1,141,186,724).....   1,224,380,687
               Liabilities less other
                 assets -- (8.8)%..........     (98,903,169)
                                             --------------
               NET ASSETS -- 100.0%........  $1,125,477,518
                                             ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $1,141,186,724.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation..............  $118,093,540
Gross unrealized depreciation..............   (34,899,577)
                                             ------------
Net unrealized appreciation................  $ 83,193,963
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 96.2%
               AEROSPACE AND DEFENSE -- 2.6%
     322,244   General Dynamics Corp. .....  $   21,094,092
     310,015   The Boeing Company..........      25,393,329
     258,885   United Technologies
                 Corp. ....................      16,418,487
                                             --------------
                                                 62,905,908
                                             --------------
               AGRICULTURE -- 0.7%
     217,915   Monsanto Company............      18,346,264
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 1.1%
     288,060   Nordstrom, Inc.(h)..........      10,514,190
     981,260   Urban Outfitters, Inc.*.....      17,162,237
                                             --------------
                                                 27,676,427
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 1.1%
     250,942   Toyota Motor Corp. (ADR)
                 (Japan)...................      26,246,024
                                             --------------
               BANKS -- 2.4%
     400,665   Commerce Bancorp, Inc. --
                 New Jersey(h).............      14,291,721
     416,136   UBS AG (Switzerland)(h).....      45,650,119
                                             --------------
                                                 59,941,840
                                             --------------
               BROADCAST SERVICES/MEDIA -- 1.2%
     891,188   Comcast Corp. -- Class A*...      29,177,495
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.7%
     386,050   First Data Corp. ...........      17,387,692
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 7.7%
     477,635   Apple Computer, Inc.*.......      27,282,511
   1,319,088   Electronic Arts, Inc.*......      56,773,548
   3,264,490   Microsoft Corp. ............      76,062,617
     545,530   SanDisk Corp.*(h)...........      27,811,119
                                             --------------
                                                187,929,795
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 0.7%
     408,213   Lennar Corp. -- Class A.....      18,112,411
                                             --------------
               CONSUMER GOODS AND SERVICES -- 6.8%
     274,960   Altria Group, Inc. .........      20,190,313
     276,445   Colgate-Palmolive Company...      16,559,056
     565,115   FedEx Corp. ................      66,039,338
   1,133,761   Procter & Gamble Company....      63,037,112
                                             --------------
                                                165,825,819
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED OPERATIONS AND SERVICES -- 2.2%
   1,274,575   General Electric Company....  $   42,009,992
     127,225   Textron, Inc. ..............      11,727,601
                                             --------------
                                                 53,737,593
                                             --------------
               FINANCIAL SERVICES -- 7.0%
     687,370   American Express Company....      36,581,831
      40,140   Chicago Mercantile Exchange
                 Holdings, Inc.(h).........      19,714,761
     429,088   Lehman Brothers Holdings,
                 Inc. .....................      27,955,083
     209,105   Merrill Lynch & Company,
                 Inc. .....................      14,545,344
     520,054   SLM Corp. ..................      27,521,258
     296,308   The Goldman Sachs Group,
                 Inc. .....................      44,573,613
                                             --------------
                                                170,891,890
                                             --------------
               FOOD AND BEVERAGE -- 2.1%
     535,299   PepsiCo, Inc. ..............      32,139,352
     469,415   The Coca-Cola Company.......      20,194,233
                                             --------------
                                                 52,333,585
                                             --------------
               INSURANCE -- 0.8%
     549,029   Genworth Financial, Inc. --
                 Class A...................      19,128,170
                                             --------------
               INTERNET SERVICES -- 5.1%
     469,493   Akamai Technologies,
                 Inc.*(h)..................      16,990,952
   1,591,130   Cisco Systems, Inc.*........      31,074,769
     101,573   Google, Inc. -- Class A*....      42,592,606
   1,629,205   Juniper Networks,
                 Inc.*(h)..................      26,050,988
     232,685   YAHOO!, Inc.*...............       7,678,605
                                             --------------
                                                124,387,920
                                             --------------
               LEISURE AND RECREATION -- 5.7%
     235,420   Boyd Gaming Corp.(h)........       9,501,551
     142,558   Four Seasons Hotels, Inc.
                 (Canada)(h)...............       8,758,764
     396,424   Las Vegas Sands Corp.*(h)...      30,865,573
     795,179   MGM MIRAGE*.................      32,443,302
     450,440   Starwood Hotels & Resorts
                 Worldwide, Inc. ..........      27,179,550
     414,912   Wynn Resorts, Ltd.*(h)......      30,413,050
                                             --------------
                                                139,161,790
                                             --------------
               MACHINERY -- 2.6%
     672,363   Caterpillar, Inc. ..........      50,077,596
     174,839   Deere & Company.............      14,597,308
                                             --------------
                                                 64,674,904
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MANUFACTURING -- 0.6%
     184,290   3M Company..................  $   14,885,103
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 7.7%
     236,930   DaVita, Inc.*...............      11,775,421
     365,685   Johnson & Johnson...........      21,911,845
     283,685   Kinetic Concepts, Inc.*.....      12,524,693
     406,535   Medco Health Solutions,
                 Inc.*.....................      23,286,325
   1,882,830   UnitedHealth Group, Inc. ...      84,313,127
     147,740   Varian Medical Systems,
                 Inc.*.....................       6,995,489
     187,150   WellPoint, Inc.*............      13,618,906
     258,721   Zimmer Holdings, Inc.*......      14,674,655
                                             --------------
                                                189,100,461
                                             --------------
               OIL, COAL AND GAS -- 4.0%
     194,515   Baker Hughes, Inc.(h).......      15,921,053
     449,626   Halliburton Company.........      33,366,745
     451,915   Newfield Exploration
                 Company*..................      22,116,720
     418,562   Schlumberger, Ltd.
                 (Netherlands Antilles)....      27,252,572
                                             --------------
                                                 98,657,090
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 8.5%
     352,492   Abbott Laboratories.........      15,372,176
     194,505   Allergan, Inc. .............      20,862,606
     489,069   Amgen, Inc.*................      31,901,971
     270,560   Amylin Pharmaceuticals,
                 Inc.*(h)..................      13,357,547
     402,160   Cardinal Health, Inc. ......      25,870,953
     529,440   Caremark Rx, Inc. ..........      26,403,173
     298,301   Eli Lilly and Company.......      16,487,096
     722,935   Genentech, Inc.*............      59,136,082
                                             --------------
                                                209,391,604
                                             --------------
               RETAIL -- 7.9%
   1,020,830   CVS Corp. ..................      31,339,481
     614,250   Kohl's Corp.*(h)............      36,314,460
     620,179   Lowe's Companies, Inc.(h)...      37,626,259
     340,780   Office Depot, Inc.*.........      12,949,640

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               RETAIL (CONTINUED)
     195,940   Sears Holdings Corp.*(h)....  $   30,339,350
      47,510   Target Corp. ...............       2,321,814
     401,258   The Home Depot, Inc. .......      14,361,024
     615,720   Wal-Mart Stores, Inc. ......      29,659,232
                                             --------------
                                                194,911,260
                                             --------------
               RETAIL: RESTAURANTS -- 0.9%
     585,007   Starbucks Corp.*............      22,089,864
                                             --------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.6%
     451,877   Agilent Technologies,
                 Inc.*.....................      14,261,238
                                             --------------
               SEMICONDUCTORS -- 6.0%
   1,352,740   Applied Materials, Inc. ....      22,022,607
     497,210   Broadcom Corp. -- Class
                 A*........................      14,941,161
     941,765   Micron Technology, Inc.*....      14,182,981
   1,170,000   National Semiconductor
                 Corp. ....................      27,904,500
     666,855   Teradyne, Inc.*(h)..........       9,289,290
   1,950,752   Texas Instruments, Inc. ....      59,088,278
                                             --------------
                                                147,428,817
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 5.3%
     734,813   Corning, Inc.*..............      17,775,126
   2,764,000   JDS Uniphase Corp.*(h)......       6,992,920
   1,200,374   Motorola, Inc. .............      24,187,536
   2,053,158   QUALCOMM, Inc. .............      82,270,042
                                             --------------
                                                131,225,624
                                             --------------
               TRANSPORTATION -- 4.2%
     443,791   Burlington Northern Santa Fe
                 Corp. ....................      35,170,437
     289,615   Norfolk Southern Corp. .....      15,413,310
     490,030   Union Pacific Corp. ........      45,553,189
     280,745   UTI Worldwide, Inc. (British
                 Virgin Islands)...........       7,083,196
                                             --------------
                                                103,220,132
                                             --------------
               TOTAL COMMON STOCKS (Cost
                 $2,154,810,007)...........   2,363,036,720
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               SECURITIES LENDING COLLATERAL -- 8.5%
$207,745,519   Securities Lending
                 Collateral Investment
                 (Note 4) (Cost
                 $207,745,519).............  $  207,745,519
                                             --------------
               TOTAL SECURITIES (Cost
                 $2,362,555,526)...........   2,570,782,239
                                             --------------
               REPURCHASE AGREEMENTS -- 1.9%
  45,591,828   With Investors Bank and
                 Trust, dated 06/30/06,
                 4.76%, due 07/03/06,
                 repurchase proceeds at
                 maturity $45,609,912
                 (Collateralized by Fannie
                 Mae, 5.82%, due 03/25/33,
                 with a value of
                 $19,956,100, Freddie Mac,
                 4.23%, due 03/01/34, with
                 a value of $8,717,322 and
                 various Small Business
                 Administrations, 7.75% --
                 8.63%, due 03/25/15-
                 10/25/28, with a total
                 value of $19,197,997)
                 (Cost $45,591,828)........      45,591,828
                                             --------------
               Total Investments -- 106.6%
                 (Cost $2,408,147,354).....   2,616,374,067
               Liabilities less other
                 assets -- (6.6)%..........    (162,012,030)
                                             --------------
               NET ASSETS -- 100.0%........  $2,454,362,037
                                             ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $2,408,147,354.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $304,914,336
    Gross unrealized depreciation.........   (96,687,623)
                                            ------------
    Net unrealized appreciation...........  $208,226,713
                                            ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        ------------
              COMMON STOCKS -- 96.6%
              AEROSPACE AND DEFENSE -- 1.8%
    351,500   Goodrich Corp. .................  $ 14,161,935
                                                ------------
              AGRICULTURAL EQUIPMENT -- 0.5%
    137,200   AGCO Corp.*.....................     3,611,104
                                                ------------
              AIRLINES -- 0.3%
     46,400   Alaska Air Group, Inc.*.........     1,829,088
    121,900   ExpressJet Holdings, Inc.*......       842,329
                                                ------------
                                                   2,671,417
                                                ------------
              APPAREL: MANUFACTURING AND RETAIL -- 1.3%
     95,300   Jones Apparel Group, Inc. ......     3,029,587
     62,400   Kellwood Company................     1,826,448
     59,600   Russell Corp. ..................     1,082,336
     98,550   The Cato Corp. -- Class A.......     2,547,518
     28,000   VF Corp. .......................     1,901,760
                                                ------------
                                                  10,387,649
                                                ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 1.7%
     97,600   ArvinMeritor, Inc.(h)...........     1,677,744
     52,900   Autoliv, Inc. ..................     2,992,553
    140,000   Genuine Parts Company...........     5,832,400
    100,900   Navistar International Corp.*...     2,483,149
                                                ------------
                                                  12,985,846
                                                ------------
              BANKS -- 7.2%
    149,800   AmSouth Bancorp.................     3,962,210
     88,400   Comerica, Inc. .................     4,595,916
     35,300   Downey Financial Corp.(h).......     2,395,105
     61,900   Huntington Bancshares, Inc. ....     1,459,602
    153,200   KeyCorp(h)......................     5,466,176
    270,100   Marshall & Ilsley Corp. ........    12,354,374
     84,100   Northern Trust Corp. ...........     4,650,730
    157,600   PNC Financial Services Group,
                Inc. .........................    11,058,792
     98,900   State Street Corp. .............     5,745,101
     34,600   UnionBanCal Corp. ..............     2,234,814
     67,259   United Bankshares, Inc. ........     2,463,697
                                                ------------
                                                  56,386,517
                                                ------------
              BROADCAST SERVICES/MEDIA -- 0.6%
    103,200   Tribune Company(h)..............     3,346,776
    166,400   Westwood One, Inc. .............     1,248,000
                                                ------------
                                                   4,594,776
                                                ------------
              BUSINESS SERVICES AND SUPPLIES -- 2.5%
    169,800   Convergys Corp.*................     3,311,100
     97,800   Dun & Bradstreet Corp.*.........     6,814,704

  SHARES                                           VALUE
  ------                                        ------------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES AND SUPPLIES (CONTINUED)
     48,800   John H Harland Company..........  $  2,122,800
    109,000   Manpower, Inc. .................     7,041,400
                                                ------------
                                                  19,290,004
                                                ------------
              CHEMICALS -- 3.0%
     38,100   Ashland, Inc. ..................     2,541,270
     42,300   Eastman Chemical Company........     2,284,200
    146,500   PolyOne Corp.*..................     1,286,270
     38,100   PPG Industries, Inc. ...........     2,514,600
     92,600   Sensient Technologies Corp. ....     1,936,266
     57,100   Spartech Corp. .................     1,290,460
    274,900   Syngenta AG (ADR)
                (Switzerland).................     7,301,344
     60,800   The Lubrizol Corp. .............     2,422,880
     63,400   The Valspar Corp. ..............     1,674,394
      2,036   Tronox, Inc. -- Class B.........        26,814
                                                ------------
                                                  23,278,498
                                                ------------
              COMMERCIAL SERVICES -- 0.8%
    155,600   ChoicePoint, Inc.*(h)...........     6,499,412
                                                ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 3.4%
    426,000   Activision, Inc.*...............     4,847,880
     24,800   Computer Sciences Corp.*........     1,201,312
     47,500   Lexmark International,
                Inc. -- Class A*..............     2,651,925
    285,200   NCR Corp.*......................    10,449,728
    132,400   Sybase, Inc.*...................     2,568,560
     85,100   The Reynolds and Reynolds
                Company -- Class A............     2,610,017
    101,200   Western Digital Corp.*..........     2,004,772
                                                ------------
                                                  26,334,194
                                                ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.3%
    275,400   American Standard Companies,
                Inc. .........................    11,916,558
     43,100   Beazer Homes USA, Inc.(h).......     1,976,997
     15,200   KB Home.........................       696,920
    118,600   Masco Corp.(h)..................     3,515,304
                                                ------------
                                                  18,105,779
                                                ------------
              CONSUMER GOODS AND SERVICES -- 2.8%
     73,500   Blyth, Inc. ....................     1,356,810
     82,900   Eastman Kodak Company(h)........     1,971,362
    124,900   Fortune Brands, Inc. ...........     8,869,149
     77,200   Newell Rubbermaid, Inc. ........     1,994,076
     36,900   The Black & Decker Corp. .......     3,116,574
     77,700   Tupperware Corp. ...............     1,529,913
     37,900   Whirlpool Corp. ................     3,132,435
                                                ------------
                                                  21,970,319
                                                ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        ------------
              COMMON STOCKS (CONTINUED)
              CONTAINERS AND PACKAGING -- 1.9%
    325,700   Ball Corp. .....................  $ 12,063,928
     77,700   Sonoco Products Company.........     2,459,205
                                                ------------
                                                  14,523,133
                                                ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 1.9%
     36,600   LandAmerica Financial Group,
                Inc.(h).......................     2,364,360
    137,000   Textron, Inc. ..................    12,628,660
                                                ------------
                                                  14,993,020
                                                ------------
              ELECTRONICS -- 2.7%
    146,000   Amphenol Corp. -- Class A.......     8,170,160
    273,300   Avnet, Inc.*....................     5,471,466
     47,600   Belden CDT, Inc. ...............     1,573,180
    335,200   Sanmina-SCI Corp.*..............     1,541,920
    327,400   Solectron Corp.*................     1,119,708
    217,600   Vishay Intertechnology,
                Inc.*(h)......................     3,422,848
                                                ------------
                                                  21,299,282
                                                ------------
              EQUIPMENT RENTAL AND LEASING -- 0.3%
     83,100   United Rentals North America,
                Inc.*(h)......................     2,657,538
                                                ------------
              FINANCIAL SERVICES -- 3.4%
     75,964   Advanta Corp. -- Class B........     2,730,906
     58,100   AG Edwards, Inc. ...............     3,214,092
     44,900   AmeriCredit Corp.*..............     1,253,608
    331,800   Amvescap PLC (ADR) (United
                Kingdom)(h)...................     6,134,982
     60,000   CIT Group, Inc. ................     3,137,400
    344,500   E*TRADE Financial Corp.*........     7,861,490
     80,500   Friedman, Billings, Ramsey
                Group, Inc. -- Class A(h).....       883,085
     54,800   H&R Block, Inc. ................     1,307,528
                                                ------------
                                                  26,523,091
                                                ------------
              FOOD AND BEVERAGE -- 2.8%
    322,600   Del Monte Foods Company.........     3,622,798
    172,800   McCormick & Company, Inc. ......     5,797,440
    319,200   Sysco Corp. ....................     9,754,752
     53,200   The Pepsi Bottling Group,
                Inc. .........................     1,710,380
     76,500   Tyson Foods, Inc. -- Class
                A(h)..........................     1,136,790
                                                ------------
                                                  22,022,160
                                                ------------
              INSURANCE -- 7.9%
    342,500   Aon Corp. ......................    11,925,849
     14,800   CIGNA Corp. ....................     1,457,948
     64,680   Cincinnati Financial Corp. .....     3,040,607
    232,600   Genworth Financial,
                Inc. -- Class A...............     8,103,784
    102,000   Horace Mann Educators Corp. ....     1,728,900
     81,399   Lincoln National Corp. .........     4,594,160

  SHARES                                           VALUE
  ------                                        ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
    196,500   MBIA, Inc.(h)...................  $ 11,505,075
     28,400   MGIC Investment Corp. ..........     1,846,000
     92,000   Nationwide Financial Services,
                Inc. -- Class A...............     4,055,360
     62,500   Principal Financial Group,
                Inc. .........................     3,478,125
     71,500   Radian Group, Inc. .............     4,417,270
     56,300   SAFECO Corp. ...................     3,172,505
     55,000   Unitrin, Inc. ..................     2,397,450
                                                ------------
                                                  61,723,033
                                                ------------
              INTERNET SERVICES -- 0.2%
    172,100   EarthLink, Inc.*................     1,490,386
                                                ------------
              LEISURE AND RECREATION -- 1.2%
    128,900   Harrah's Entertainment, Inc. ...     9,175,102
                                                ------------
              MANUFACTURING -- 4.0%
    121,300   Carlisle Companies, Inc.(h).....     9,619,090
     41,300   Crane Company...................     1,718,080
     64,700   EnPro Industries, Inc.*.........     2,173,920
     84,900   Furniture Brands International,
                Inc.(h).......................     1,769,316
    164,500   Ingersoll-Rand Company,
                Ltd. -- Class A (Bermuda).....     7,037,310
     87,800   ITT Industries, Inc. ...........     4,346,100
     60,600   Leggett & Platt, Inc. ..........     1,513,788
     28,800   SPX Corp. ......................     1,611,360
    104,900   Tredegar Corp. .................     1,659,518
                                                ------------
                                                  31,448,482
                                                ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 3.8%
    340,401   Boston Scientific Corp.*........     5,732,353
    199,700   CR Bard, Inc. ..................    14,630,022
     60,700   Invacare Corp. .................     1,510,216
     31,400   Kindred Healthcare, Inc.*.......       816,400
     31,200   Universal Health Services,
                Inc. -- Class B...............     1,568,112
     98,000   Zimmer Holdings, Inc.*..........     5,558,560
                                                ------------
                                                  29,815,663
                                                ------------
              METALS AND MINING -- 1.6%
     31,800   Nucor Corp. ....................     1,725,150
    162,300   Precision Castparts Corp. ......     9,699,048
     20,700   United States Steel Corp. ......     1,451,484
                                                ------------
                                                  12,875,682
                                                ------------
              OFFICE EQUIPMENT -- 0.2%
    145,100   IKON Office Solutions, Inc. ....     1,828,260
                                                ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        ------------
              COMMON STOCKS (CONTINUED)
              OIL AND GAS: PIPELINES -- 3.9%
     57,100   National Fuel Gas Company.......  $  2,006,494
    255,000   Questar Corp. ..................    20,524,950
    340,900   The Williams Companies, Inc. ...     7,963,424
                                                ------------
                                                  30,494,868
                                                ------------
              OIL, COAL AND GAS -- 4.4%
     85,200   Hess Corp.(h)...................     4,502,820
     20,198   Kerr-McGee Corp. ...............     1,400,731
     68,306   Marathon Oil Corp. .............     5,689,890
    326,400   ONEOK, Inc. ....................    11,110,656
    131,700   Praxair, Inc. ..................     7,111,800
     40,200   Sunoco, Inc. ...................     2,785,458
     49,340   Swift Energy Company*...........     2,118,166
                                                ------------
                                                  34,719,521
                                                ------------
              PAPER AND FOREST PRODUCTS -- 0.6%
    161,200   MeadWestvaco Corp. .............     4,502,316
                                                ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 2.9%
    318,700   Endo Pharmaceuticals Holdings,
                Inc.*.........................    10,510,726
    169,700   King Pharmaceuticals,
                Inc.*(h)......................     2,884,900
    148,200   Millipore Corp.*(h).............     9,335,118
                                                ------------
                                                  22,730,744
                                                ------------
              PRINTING AND PUBLISHING -- 0.4%
     61,000   Gannett Company, Inc. ..........     3,411,730
                                                ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.9%
    173,150   Brookfield Asset Management,
                Inc. -- Class A (Canada)(h)...     7,033,353
                                                ------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.1%
     47,800   American Home Mortgage
                Investment Corp.(h)...........     1,761,908
    227,500   Anthracite Capital, Inc. .......     2,766,400
     53,200   Crescent Real Estate Equities
                Company.......................       987,392
     71,700   Hospitality Properties Trust....     3,149,064
    335,800   HRPT Properties Trust...........     3,881,848
    101,200   Innkeepers USA Trust............     1,748,736
     13,900   PS Business Parks, Inc. ........       820,100
     38,998   RAIT Investment Trust...........     1,138,742
                                                ------------
                                                  16,254,190
                                                ------------
              RETAIL -- 2.5%
    107,200   Borders Group, Inc. ............     1,978,912
    390,600   Dollar Tree Stores, Inc.*.......    10,350,900
    131,200   Federated Department Stores,
                Inc. .........................     4,801,920
     42,100   JC Penney Company, Inc..........     2,842,171
                                                ------------
                                                  19,973,903
                                                ------------

  SHARES                                           VALUE
  ------                                        ------------
              COMMON STOCKS (CONTINUED)
              RETAIL: RESTAURANTS -- 1.5%
    234,000   YUM! Brands, Inc. ..............  $ 11,763,180
                                                ------------
              RETAIL: SUPERMARKETS -- 0.4%
     97,611   SUPERVALU, Inc. ................     2,996,658
                                                ------------
              RUBBER PRODUCTS -- 0.3%
    183,200   The Goodyear Tire & Rubber
                Company*(h)...................     2,033,520
                                                ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.2%
    445,700   PerkinElmer, Inc. ..............     9,315,130
                                                ------------
              SEMICONDUCTORS -- 0.9%
    547,300   LSI Logic Corp.*(h).............     4,898,335
    134,300   Micron Technology, Inc.*........     2,022,558
                                                ------------
                                                   6,920,893
                                                ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 2.4%
    598,800   Avaya, Inc.*....................     6,838,296
     86,100   CenturyTel, Inc.(h).............     3,198,615
    359,000   Comverse Technology, Inc.*......     7,097,430
     69,500   Polycom, Inc.*..................     1,523,440
                                                ------------
                                                  18,657,781
                                                ------------
              TOYS -- 0.6%
    300,800   Mattel, Inc. ...................     4,966,208
                                                ------------
              TRANSPORTATION -- 1.7%
     45,300   Arkansas Best Corp. ............     2,274,513
     64,500   CSX Corp. ......................     4,543,380
     15,700   GATX Corp. .....................       667,250
    135,400   Sabre Holdings Corp. -- Class
                A.............................     2,978,800
     98,700   Swift Transportation Company,
                Inc.*.........................     3,134,712
                                                ------------
                                                  13,598,655
                                                ------------
              UTILITIES -- 9.8%
    164,100   AGL Resources, Inc. ............     6,255,492
     73,100   Alliant Energy Corp. ...........     2,507,330
    135,300   American Electric Power Company,
                Inc. .........................     4,634,025
    118,300   Cleco Corp. ....................     2,750,475
    605,900   CMS Energy Corp.*...............     7,840,346
     53,200   DTE Energy Company..............     2,167,368
     24,500   Duquesne Light Holdings,
                Inc.(h).......................       402,780
    134,200   FirstEnergy Corp. ..............     7,274,982
    119,300   NiSource, Inc. .................     2,605,512

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES (CONTINUED)
    387,300   Northeast Utilities(h)..........  $  8,005,491
     52,100   OGE Energy Corp. ...............     1,825,063
     62,700   Pinnacle West Capital Corp. ....     2,502,357
    302,100   PPL Corp.(h)....................     9,757,829
     24,800   Progress Energy, Inc. ..........     1,063,176
    107,200   Public Service Enterprise Group,
                Inc. .........................     7,088,064
    135,900   Puget Energy, Inc.(h)...........     2,919,132
    210,300   TECO Energy, Inc. ..............     3,141,882
    262,400   Xcel Energy, Inc.(h)............     5,032,832
                                                ------------
                                                  77,774,136
                                                ------------
              TOTAL COMMON STOCKS (Cost
                $716,389,731).................   757,799,068
                                                ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 12.3%
$96,209,905   Securities Lending Collateral
                Investment (Note 4) (Cost
                $96,209,905)..................    96,209,905
                                                ------------
              TOTAL SECURITIES (Cost
                $812,599,636).................   854,008,973
                                                ------------
              REPURCHASE AGREEMENTS -- 2.9%
 23,057,477   With Investors Bank and Trust,
                dated 06/30/06, 4.76%, due
                07/03/06, repurchase proceeds
                at maturity $23,066,623
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                4.69%, due 11/01/34, with a
                value of $8,207,286 and
                various Small Business
                Administrations,
                7.82% -- 7.88%, due
                07/25/27 -- 07/25/29, with a
                total value of $16,003,065)
                (Cost $23,057,477)............    23,057,477
                                                ------------
              Total Investments -- 111.8%
                (Cost $835,657,113)...........   877,066,450
              Liabilities less other
                assets -- (11.8)%.............   (92,864,662)
                                                ------------
              NET ASSETS -- 100.0%............  $784,201,788
                                                ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $835,657,113.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation.............  $ 65,313,130
Gross unrealized depreciation.............   (23,903,793)
                                            ------------
Net unrealized appreciation...............  $ 41,409,337
                                            ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 97.7%
              ADVERTISING -- 1.7%
     98,000   Lamar Advertising Company --
                Class A*.....................  $  5,278,280
                                               ------------
              AIRLINES -- 1.5%
     91,000   US Airways Group, Inc.*........     4,599,140
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 1.6%
    108,500   Oshkosh Truck Corp. ...........     5,155,920
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 4.5%
     89,245   Fluor Corp. ...................     8,293,538
     91,340   Manpower, Inc. ................     5,900,564
                                               ------------
                                                 14,194,102
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 9.1%
    228,000   BEA Systems, Inc.*.............     2,984,520
    250,835   Citrix Systems, Inc.*..........    10,068,516
    155,961   FactSet Research Systems,
                Inc. ........................     7,376,955
     59,812   SanDisk Corp.*.................     3,049,216
    163,760   VeriFone Holdings, Inc.*.......     4,991,405
                                               ------------
                                                 28,470,612
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 3.3%
    163,000   Chicago Bridge & Iron NV (the
                Netherlands)(h)..............     3,936,450
    117,480   Washington Group International,
                Inc. ........................     6,266,383
                                               ------------
                                                 10,202,833
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.3%
    180,600   Herbalife, Ltd. (Cayman
                Islands)*....................     7,205,940
                                               ------------
              ENGINEERING -- 2.1%
    146,800   McDermott International, Inc.
                (Panama)*....................     6,674,996
                                               ------------
              FINANCIAL SERVICES -- 6.4%
    210,255   Lazard, Ltd. -- Class A
                (Bermuda)(h).................     8,494,302
    100,000   MasterCard, Inc. -- Class A*...     4,800,000
    177,470   T Rowe Price Group, Inc. ......     6,710,141
                                               ------------
                                                 20,004,443
                                               ------------
              INTERNET SERVICES -- 6.7%
    148,185   Akamai Technologies, Inc.*.....     5,362,815
    176,250   CheckFree Corp.*(h)............     8,734,950
    159,005   Monster Worldwide, Inc.*.......     6,783,153
                                               ------------
                                                 20,880,918
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              LEISURE AND RECREATION -- 5.0%
    230,015   Hilton Hotels Corp. ...........  $  6,504,825
     85,035   Penn National Gaming, Inc.*....     3,297,657
     86,965   Station Casinos, Inc. .........     5,920,577
                                               ------------
                                                 15,723,059
                                               ------------
              MACHINERY -- 4.9%
     61,100   Joy Global, Inc. ..............     3,182,699
     97,885   Rockwell Automation, Inc. .....     7,048,699
    133,620   Wabtec Corp. ..................     4,997,388
                                               ------------
                                                 15,228,786
                                               ------------
              MANUFACTURING -- 2.1%
    141,368   Roper Industries, Inc. ........     6,608,954
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 7.7%
    146,280   Hologic, Inc.*.................     7,220,381
    132,790   Psychiatric Solutions, Inc.*...     3,805,761
    134,110   Varian Medical Systems,
                Inc.*........................     6,350,109
    211,445   VCA Antech, Inc.*..............     6,751,439
                                               ------------
                                                 24,127,690
                                               ------------
              METALS AND MINING -- 1.5%
     76,000   Precision Castparts Corp. .....     4,541,760
                                               ------------
              OIL AND GAS: EQUIPMENT -- 3.0%
    194,075   Cameron International
                Corp.*(h)....................     9,270,963
                                               ------------
              OIL, COAL AND GAS -- 5.9%
     38,925   Diamond Offshore Drilling,
                Inc.(h)......................     3,266,975
    155,765   Quicksilver Resources,
                Inc.*(h).....................     5,733,710
    299,715   Southwestern Energy Company*...     9,339,119
                                               ------------
                                                 18,339,804
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 5.7%
    206,255   Celgene Corp.*.................     9,782,675
    228,200   Pharmaceutical Product
                Development, Inc. ...........     8,014,384
                                               ------------
                                                 17,797,059
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 1.7%
    212,715   CB Richard Ellis Group, Inc. --
                Class A*.....................     5,296,604
                                               ------------
              RETAIL -- 4.6%
    174,020   Circuit City Stores, Inc. .....     4,736,824
    226,245   Coldwater Creek, Inc.*.........     6,054,317
     84,862   GameStop Corp. -- Class
                A*(h)........................     3,564,204
                                               ------------
                                                 14,355,345
                                               ------------

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              RETAIL: RESTAURANTS -- 2.1%
     95,954   Panera Bread Company -- Class
                A*(h)........................  $  6,451,947
                                               ------------
              SEMICONDUCTORS -- 2.9%
    204,995   Broadcom Corp. -- Class A*.....     6,160,100
    122,035   Intersil Corp. -- Class A......     2,837,314
                                               ------------
                                                  8,997,414
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 11.4%
    259,921   American Tower Corp. -- Class
                A*...........................     8,088,741
    275,320   Crown Castle International
                Corp.*.......................     9,509,552
    172,742   Harris Corp. ..................     7,170,520
    982,345   Level 3 Communications,
                Inc.*(h).....................     4,361,612
    121,415   NII Holdings, Inc.*............     6,845,378
                                               ------------
                                                 35,975,803
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $274,492,991)................   305,382,372
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 14.6%
$45,722,857   Securities Lending Collateral
                Investment (Note 4) (Cost
                $45,722,857).................    45,722,857
                                               ------------
              TOTAL SECURITIES (Cost
                $320,215,848)................   351,105,229
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 0.8%
$ 2,563,163   With Investors Bank and Trust,
                dated 06/30/06, 4.76%, due
                07/03/06, repurchase proceeds
                at maturity $2,564,180
                (Collateralized by Government
                National Mortgage
                Association, 4.38%, due
                04/20/24, with a value of
                $2,691,321) (Cost
                $2,563,163)..................  $  2,563,163
                                               ------------
              Total Investments -- 113.1%
                (Cost $322,779,011)..........   353,668,392
              Liabilities less other
                assets -- (13.1)%............   (40,976,340)
                                               ------------
              NET ASSETS -- 100.0%...........  $312,692,052
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $322,779,011.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $36,093,809
    Gross unrealized depreciation..........   (5,204,428)
                                             -----------
    Net unrealized appreciation............  $30,889,381
                                             ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 97.4%
              AEROSPACE AND DEFENSE -- 1.8%
    130,854   Moog, Inc. -- Class A*.........  $  4,477,824
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 3.4%
    128,572   Phillips-Van Heusen Corp. .....     4,906,308
    217,714   Stein Mart, Inc. ..............     3,222,167
                                               ------------
                                                  8,128,475
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 2.2%
    171,600   Winnebago Industries,
                Inc.(h)......................     5,326,464
                                               ------------
              BANKS -- 6.9%
    189,800   BankUnited Financial
                Corp. -- Class A.............     5,792,696
    146,600   Digital Insight Corp.*.........     5,026,914
    186,473   Oriental Financial Group,
                Inc. -- Puerto Rico(h).......     2,379,395
     55,400   Pacific Capital Bancorp........     1,724,048
     56,600   Sterling Financial
                Corp. -- Spokane.............     1,726,866
                                               ------------
                                                 16,649,919
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 1.3%
     90,100   Administaff, Inc. .............     3,226,481
                                               ------------
              COLLECTIBLES -- 1.6%
    145,100   Sotheby's Holdings,
                Inc. -- Class A*.............     3,808,875
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 3.0%
    162,400   Checkpoint Systems, Inc.*......     3,606,904
    125,900   Verint Systems, Inc.*..........     3,675,021
                                               ------------
                                                  7,281,925
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 4.1%
    110,200   Hovnanian Enterprises,
                Inc. -- Class A*(h)..........     3,314,816
     70,600   Meritage Homes Corp.*..........     3,335,850
    125,200   Standard Pacific Corp. ........     3,217,640
                                               ------------
                                                  9,868,306
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.1%
    169,200   Elizabeth Arden, Inc.*.........     3,025,296
     47,900   The Scotts Miracle-Gro
                Company -- Class A...........     2,027,128
                                               ------------
                                                  5,052,424
                                               ------------
              DISTRIBUTION -- 3.4%
    136,453   Watsco, Inc. ..................     8,162,618
                                               ------------
              EDUCATION -- 1.4%
    108,362   School Specialty, Inc.*(h).....     3,451,330
                                               ------------
              ELECTRONICS -- 2.2%
    318,100   Sonic Solutions*(h)............     5,248,650
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              ENGINEERING -- 1.5%
     83,900   URS Corp.*.....................  $  3,523,800
                                               ------------
              FINANCIAL SERVICES -- 6.5%
     72,070   Accredited Home Lenders Holding
                Company*(h)..................     3,445,667
    110,300   Asset Acceptance Capital
                Corp.*.......................     2,183,940
    113,700   Eaton Vance Corp.(h)...........     2,837,952
    120,800   Jefferies Group, Inc. .........     3,579,304
    119,593   Raymond James Financial,
                Inc. ........................     3,620,080
                                               ------------
                                                 15,666,943
                                               ------------
              FOOD AND BEVERAGE -- 2.4%
    176,300   United Natural Foods,
                Inc.*(h).....................     5,821,426
                                               ------------
              INSURANCE -- 10.3%
    104,000   American Physicians Capital,
                Inc.*........................     5,469,360
    205,819   Delphi Financial Group,
                Inc. -- Class A..............     7,483,579
     59,600   Philadelphia Consolidated
                Holding Corp.*...............     1,809,456
     35,600   Protective Life Corp. .........     1,659,672
    116,300   State Auto Financial Corp. ....     3,784,402
     83,400   The Commerce Group, Inc. ......     2,463,636
     77,000   United Fire & Casualty
                Company......................     2,320,010
                                               ------------
                                                 24,990,115
                                               ------------
              INTERNET SERVICES -- 2.6%
    157,500   Digital River, Inc.*(h)........     6,361,425
                                               ------------
              LEISURE AND RECREATION -- 1.8%
    156,300   WMS Industries, Inc.*(h).......     4,281,057
                                               ------------
              MACHINERY -- 2.8%
    136,100   Bucyrus International,
                Inc. -- Class A..............     6,873,050
                                               ------------
              MANUFACTURING -- 1.7%
     61,200   FLIR Systems, Inc.*(h).........     1,350,072
    170,700   Hexcel Corp.*..................     2,681,697
                                               ------------
                                                  4,031,769
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 13.6%
    109,400   AMERIGROUP Corp.*..............     3,395,776
     47,400   Covance, Inc.*(h)..............     2,901,828
    174,200   Healthways, Inc.*(h)...........     9,169,887
    235,800   Immucor, Inc.*.................     4,534,434
    154,100   Matria Healthcare, Inc.*(h)....     3,300,822
    201,300   Sunrise Senior Living,
                Inc.*(h).....................     5,565,945
    141,150   United Surgical Partners
                International, Inc.*.........     4,244,381
                                               ------------
                                                 33,113,073
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              OIL, COAL AND GAS -- 10.9%
     93,100   Cabot Oil & Gas Corp.(h).......  $  4,561,900
     96,600   Energy Partners, Ltd.*(h)......     1,830,570
    119,139   Headwaters, Inc.*(h)...........     3,045,193
    143,800   Oceaneering International,
                Inc.*........................     6,593,230
     65,600   ONEOK, Inc. ...................     2,233,024
     96,500   Swift Energy Company*..........     4,142,745
     66,300   The Houston Exploration
                Company*.....................     4,056,897
                                               ------------
                                                 26,463,559
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 2.8%
    112,600   Salix Pharmaceuticals,
                Ltd.*(h).....................     1,384,980
    147,100   Serologicals Corp.*(h).........     4,624,824
    178,000   VaxGen, Inc.*(h)...............       868,640
                                               ------------
                                                  6,878,444
                                               ------------
              PRINTING AND PUBLISHING -- 0.9%
     84,904   Scholastic Corp.*..............     2,204,957
                                               ------------
              RETAIL -- 1.0%
     53,600   Guitar Center, Inc.*(h)........     2,383,592
                                               ------------
              RETAIL: RESTAURANTS -- 3.3%
     58,400   Brinker International,
                Inc.(h)......................     2,119,920
    124,200   CEC Entertainment, Inc.*.......     3,989,304
     88,500   Sonic Corp.*...................     1,839,915
                                               ------------
                                                  7,949,139
                                               ------------
              TOOLS -- 1.0%
     60,700   Snap-on, Inc. .................     2,453,494
                                               ------------
              UTILITIES -- 0.9%
     91,400   PNM Resources, Inc. ...........     2,281,344
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $220,582,924)..........   235,960,478
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SECURITIES LENDING COLLATERAL -- 21.6%
$52,391,519   Securities Lending Collateral
                Investment (Note 4)
                (Cost $52,391,519)...........  $ 52,391,519
                                               ------------
              TOTAL SECURITIES
                (Cost $272,974,443)..........   288,351,997
                                               ------------
              REPURCHASE AGREEMENTS -- 2.7%
  6,608,926   With Investors Bank and Trust,
                dated 06/30/06,
                4.76%, due 07/03/06,
                repurchase proceeds at
                maturity $6,611,548
                (Collateralized by various
                Small Business
                Administrations,
                7.63% -- 8.13%, due
                11/25/12 -- 01/25/15, with a
                total value of $6,939,372)
                (Cost $6,608,926)............     6,608,926
                                               ------------
              Total Investments -- 121.7%
                (Cost $279,583,369)..........   294,960,923
              Liabilities less other
                assets -- (21.7)%............   (52,501,164)
                                               ------------
              NET ASSETS -- 100.0%...........  $242,459,759
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $279,583,369.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 31,343,893
    Gross unrealized depreciation..........   (15,966,339)
                                             ------------
    Net unrealized appreciation............  $ 15,377,554
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS -- 96.7%
               ADVERTISING -- 0.4%
     122,550   ADVO, Inc. .................  $    3,015,956
      70,700   Catalina Marketing Corp. ...       2,012,122
                                             --------------
                                                  5,028,078
                                             --------------
               AEROSPACE AND DEFENSE -- 0.5%
       7,000   Armor Holdings, Inc.*.......         383,810
      21,400   Innovative Solutions and
                 Support, Inc.*............         300,884
       3,300   K&F Industries Holdings,
                 Inc.*.....................          58,509
       2,200   Kaman Corp. ................          40,040
      89,650   Moog, Inc. -- Class A*......       3,067,823
     114,300   Orbital Sciences Corp.*.....       1,844,802
      18,100   Teledyne Technologies,
                 Inc.*.....................         592,956
       2,600   Triumph Group, Inc.*........         124,800
       4,500   United Industrial Corp. ....         203,625
                                             --------------
                                                  6,617,249
                                             --------------
               AGRICULTURE -- 0.0%
      23,900   UAP Holding Corp. ..........         521,259
                                             --------------
               AIRLINES -- 0.8%
     228,150   AirTran Holdings,
                 Inc.*(h)..................       3,390,309
     122,100   Continental Airlines,
                 Inc. -- Class B*(h).......       3,638,580
     185,800   ExpressJet Holdings,
                 Inc.*.....................       1,283,878
     110,300   Mesa Air Group, Inc.*.......       1,086,455
                                             --------------
                                                  9,399,222
                                             --------------
               APPAREL: MANUFACTURING AND RETAIL -- 4.0%
      26,700   AnnTaylor Stores Corp.*.....       1,158,246
     193,230   Cache, Inc.*................       3,350,608
      48,060   Carter's, Inc. .............       1,270,226
      23,400   Charlotte Russe Holding,
                 Inc.*.....................         560,196
      21,500   Charming Shoppes, Inc.*.....         241,660
      36,600   Citi Trends, Inc.*(h).......       1,562,454
       8,150   Columbia Sportswear
                 Company*(h)...............         368,869
      84,700   Crocs, Inc.*(h).............       2,130,205
      35,600   Deckers Outdoor Corp.*(h)...       1,372,736
      28,100   Genesco, Inc.*..............         951,747
       7,400   Guess?, Inc.*...............         308,950
     127,520   Iconix Brand Group, Inc.*...       2,083,677
      67,423   Jos A Bank Clothiers,
                 Inc.*(h)..................       1,615,455
      81,400   Kellwood Company............       2,382,578
     133,400   Payless ShoeSource, Inc.*...       3,624,478
     111,450   Phillips-Van Heusen
                 Corp. ....................       4,252,932
      27,150   Polo Ralph Lauren Corp. ....       1,490,535
     351,550   Quiksilver, Inc.*(h)........       4,281,879
      10,500   Skechers USA, Inc. -- Class
                 A*........................         253,155

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               APPAREL: MANUFACTURING AND RETAIL
                 (CONTINUED)
     160,100   Stage Stores, Inc. .........  $    5,283,300
     118,200   Stein Mart, Inc. ...........       1,749,360
       9,600   Steven Madden, Ltd. ........         284,352
     175,200   The Cato Corp. -- Class A...       4,528,920
       8,500   The Dress Barn, Inc.*.......         215,475
      30,200   The Gymboree Corp.*.........       1,049,752
      81,700   The Wet Seal, Inc. -- Class
                 A*........................         398,696
       7,300   Too, Inc.*..................         280,247
      93,400   Wolverine World Wide,
                 Inc. .....................       2,179,022
                                             --------------
                                                 49,229,710
                                             --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 0.8%
      16,200   Accuride Corp.*.............         202,014
      66,800   Aftermarket Technology
                 Corp.*....................       1,659,980
      11,400   Commercial Vehicle Group,
                 Inc.*.....................         235,752
     266,800   CSK Auto Corp.*.............       3,193,596
      64,550   Modine Manufacturing
                 Company...................       1,507,888
     121,912   Spartan Motors, Inc. .......       1,875,007
      44,700   Winnebago Industries,
                 Inc.(h)...................       1,387,488
                                             --------------
                                                 10,061,725
                                             --------------
               BANKS -- 6.7%
       8,900   1st Source Corp. ...........         301,087
      88,100   AMCORE Financial, Inc. .....       2,582,211
      12,800   Ameris Bancorp..............         296,192
       1,500   Anchor BanCorp Wisconsin,
                 Inc. .....................          45,255
       1,500   Arrow Financial Corp. ......          41,145
     149,100   Astoria Financial Corp. ....       4,540,094
      19,100   BancFirst Corp. ............         854,725
      18,200   BancorpSouth, Inc. .........         495,950
      10,300   Bank of Granite Corp. ......         214,549
      58,373   BankUnited Financial
                 Corp. -- Class A..........       1,781,544
      92,513   Boston Private Financial
                 Holdings, Inc. ...........       2,581,113
       7,000   Cadence Financial Corp......         155,890
       6,500   Camden National Corp. ......         259,350
       1,800   Capital Corp of the West....          57,600
       5,200   Center Financial Corp. .....         122,928
      10,100   Chittenden Corp. ...........         261,085
       3,000   Citizens Banking Corp. .....          73,230
       1,100   City Bank -- Lynwood,
                 Washington................          51,326
      18,400   City Holding Company........         664,976
      19,800   Columbia Banking System,
                 Inc. .....................         740,124

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
       4,400   Community Bancorp*..........  $      136,752
       5,500   Community Bank System,
                 Inc. .....................         110,935
      11,000   Community Trust Bancorp,
                 Inc. .....................         384,230
     133,800   Corus Bankshares, Inc.(h)...       3,502,883
       5,500   Dime Community Bancshares...          74,635
      15,100   Downey Financial Corp. .....       1,024,535
      45,300   East West Bancorp, Inc. ....       1,717,323
      13,600   First Charter Corp. ........         333,608
       5,350   First Citizens Bancshares,
                 Inc. -- Class A...........       1,072,675
       7,200   First Community Bancorp.....         425,376
       1,500   First Community Bancshares,
                 Inc. .....................          49,485
      67,600   First Financial
                 Bancorp(h)................       1,007,916
      20,900   First Financial Bankshares,
                 Inc. .....................         763,686
       2,200   First Financial Corp. ......          66,022
       5,600   First Financial Holdings,
                 Inc. .....................         179,200
      30,800   First Indiana Corp. ........         801,724
      80,950   First Midwest Bancorp,
                 Inc. .....................       3,001,626
       2,200   First Place Financial
                 Corp. ....................          50,622
         400   First Regional Bancorp*.....          35,200
       8,700   First State Bancorp.........         206,886
      64,500   FirstFed Financial
                 Corp.*(h).................       3,719,714
      10,200   Flushing Financial Corp. ...         183,192
     137,800   Fremont General Corp.(h)....       2,557,568
      28,100   Frontier Financial
                 Corp.(h)..................         955,119
      34,100   Hancock Holding Company.....       1,909,600
       7,700   Harbor Florida Bancshares,
                 Inc. .....................         285,978
       6,300   Horizon Financial Corp. ....         172,809
      12,300   Independent Bank
                 Corp. -- Massachusetts....         399,381
       5,500   Independent Bank
                 Corp. -- Michigan.........         144,650
      10,200   Integra Bank Corp. .........         221,850
      92,000   International Bancshares
                 Corp. ....................       2,528,160
      32,900   Irwin Financial Corp. ......         637,931
       9,100   ITLA Capital Corp. .........         478,478
       8,100   Kearny Financial Corp. .....         119,880
       8,800   Lakeland Financial Corp. ...         213,752
       1,650   Macatawa Bank Corp. ........          38,594
       8,400   MainSource Financial Group,
                 Inc. .....................         146,412
      65,150   MB Financial, Inc.(h).......       2,303,704
      15,700   MBT Financial Corp.(h)......         251,200
      28,100   Mid-State Bancshares........         786,800
       3,300   National Penn Bancshares,
                 Inc. .....................          65,538
       3,000   NBT Bancorp, Inc. ..........          69,690

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
     164,750   New Alliance Bancshares,
                 Inc.(h)...................  $    2,357,573
      10,200   OceanFirst Financial
                 Corp. ....................         226,644
       6,600   Old National Bancorp........         131,802
      13,500   Old Second Bancorp, Inc. ...         418,500
      45,900   Oriental Financial Group,
                 Inc. -- Puerto Rico(h)....         585,684
      75,300   Pacific Capital Bancorp.....       2,343,336
         700   Park National Corp. ........          69,167
       2,200   PennFed Financial Services,
                 Inc. .....................          41,030
       3,000   People's Bancorp, Inc. .....          89,520
      43,400   PFF Bancorp, Inc. ..........       1,439,144
       2,200   Placer Sierra Bancshares....          51,018
       1,500   Preferred Bank -- Los
                 Angeles, California.......          80,415
      78,090   PrivateBancorp, Inc.(h).....       3,233,707
       4,400   Provident Bankshares
                 Corp. ....................         160,116
      37,600   Republic Bancorp, Inc. .....         465,864
      27,900   S&T Bancorp, Inc. ..........         927,117
       5,000   Sandy Spring Bancorp,
                 Inc. .....................         180,300
      20,400   Santander BanCorp -- Puerto
                 Rico......................         502,248
       4,300   SCBT Financial Corp. .......         153,295
       7,400   Simmons First National
                 Corp. -- Class A..........         214,674
       6,900   Sterling Financial Corp. --
                 Pennsylvania(h)...........         151,110
      66,950   Sterling Financial Corp. --
                 Spokane...................       2,042,645
       8,400   Suffolk Bancorp.............         275,100
     117,400   SVB Financial Group*(h).....       5,337,003
       9,000   SY Bancorp, Inc. ...........         247,320
       7,100   Taylor Capital Group,
                 Inc. .....................         289,751
      46,870   Texas Regional Bancshares,
                 Inc. -- Class A...........       1,777,310
      22,400   TierOne Corp. ..............         756,448
      10,400   TrustCo Bank Corp. NY.......         114,608
      31,700   Trustmark Corp. ............         981,749
       2,500   Uninvest Corp. of
                 Pennsylvania(h)...........          69,050
       8,600   Union Bankshares Corp. .....         371,004
      39,100   United Bankshares, Inc. ....       1,432,233
      26,200   United Community Financial
                 Corp. ....................         314,400
      12,300   USB Holding Company,
                 Inc. .....................         276,750
      88,270   Virginia Commerce Bancorp,
                 Inc.*(h)..................       2,109,653
      12,500   Washington Trust Bancorp,
                 Inc. .....................         346,500
       9,800   WesBanco, Inc. .............         303,702

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
       2,200   West Bancorp................  $       41,074
      11,300   West Coast Bancorp..........         333,011
      51,050   Westamerica Bancorp.........       2,499,919
      16,550   Wintrust Financial Corp. ...         841,568
      10,800   WSFS Financial Corp. .......         663,660
                                             --------------
                                                 84,502,415
                                             --------------
               BROADCAST SERVICES/MEDIA -- 0.5%
      88,700   Citadel Broadcasting
                 Company...................         789,430
      87,650   CKX, Inc.*..................       1,189,411
      19,500   Cumulus Media, Inc. -- Class
                 A*........................         208,065
      49,300   Entercom Communications
                 Corp. ....................       1,289,688
      12,200   Gray Television, Inc. ......          70,638
      36,400   Martha Stewart Living
                 Omnimedia, Inc. -- Class
                 A*(h).....................         608,244
     114,500   Sinclair Broadcast Group,
                 Inc. -- Class A...........         980,120
      98,200   Westwood One, Inc. .........         736,500
                                             --------------
                                                  5,872,096
                                             --------------
               BUSINESS SERVICES AND SUPPLIES -- 3.5%
      52,200   Acxiom Corp. ...............       1,305,000
      99,150   Administaff, Inc. ..........       3,550,562
      19,900   Ambassadors Group, Inc. ....         574,712
     129,278   Barrett Business Services,
                 Inc.*.....................       2,372,251
     139,700   CSG Systems International,
                 Inc.*.....................       3,456,178
      11,800   First Consulting Group,
                 Inc.*.....................         104,312
     136,440   FirstService Corp.
                 (Canada)*.................       3,634,762
      13,800   Forrester Research, Inc.*...         386,124
       5,400   FTI Consulting, Inc.*.......         144,558
     100,000   Global Payments, Inc. ......       4,854,999
      27,200   Huron Consulting Group,
                 Inc.*.....................         954,448
      65,100   John H Harland Company......       2,831,850
       3,500   Kenexa Corp.*...............         111,475
      69,200   LightBridge, Inc.*..........         896,140
      98,050   MAXIMUS, Inc. ..............       2,269,858
     104,000   MoneyGram International,
                 Inc. .....................       3,530,800
     187,990   Optimal Group, Inc. -- Class
                 A (Canada)*(h)............       2,539,745
      64,440   Portfolio Recovery
                 Associates, Inc.*(h)......       2,944,908
     116,100   Spherion Corp.*.............       1,058,832
      77,100   Symyx Technologies, Inc.*...       1,861,965
       6,200   TALX Corp. .................         135,594
     103,700   TeleTech Holdings, Inc.*....       1,312,842

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               BUSINESS SERVICES AND SUPPLIES (CONTINUED)
      50,300   UniFirst Corp. .............  $    1,735,350
      23,900   Vertrue, Inc.*(h)...........       1,028,417
                                             --------------
                                                 43,595,682
                                             --------------
               CHEMICALS -- 1.0%
     136,800   Compass Minerals
                 International, Inc. ......       3,413,160
       7,800   HB Fuller Company...........         339,846
       4,600   Innospec, Inc. .............         116,932
      19,900   NewMarket Corp. ............         976,294
      29,800   Olin Corp. .................         534,314
       8,500   Pioneer Companies, Inc.*....         231,880
      80,000   PolyOne Corp.*..............         702,400
       7,400   Rockwood Holdings, Inc.*....         170,274
      27,400   Spartech Corp. .............         619,240
     128,800   Tetra Tech, Inc.*...........       2,284,912
      54,500   The Valspar Corp. ..........       1,439,345
       8,600   VeraSun Energy
                 Utilities*(h).............         225,664
      32,100   Westlake Chemical Corp. ....         956,580
                                             --------------
                                                 12,010,841
                                             --------------
               COMMERCIAL SERVICES -- 0.4%
       3,000   Central Parking Corp. ......          48,000
       7,800   Coinmach Service
                 Corp. -- Class A..........          79,950
       3,700   ICT Group, Inc.*............          90,761
      76,130   Providence Service Corp.*...       2,073,020
      60,170   Steiner Leisure, Ltd.
                 (Bahama Islands)*.........       2,378,520
                                             --------------
                                                  4,670,251
                                             --------------
               COMPUTER EQUIPMENT, SOFTWARE AND
                 SERVICES -- 5.3%
      81,700   Activision, Inc.*...........         929,746
      17,800   Advent Software, Inc.*......         642,046
     115,100   Agilysys, Inc. .............       2,071,800
       6,800   Altiris, Inc.*..............         122,672
      20,100   Ansoft Corp.*...............         411,648
      19,600   Avid Technology, Inc.*(h)...         653,268
      31,000   Black Box Corp. ............       1,188,230
       9,200   Blackbaud, Inc. ............         208,840
      71,600   Brocade Communications
                 Systems, Inc.*............         439,624
     106,850   Checkpoint Systems, Inc.*...       2,373,139
     144,480   Concur Technologies,
                 Inc.*.....................       2,235,106
      10,500   Electronics For Imaging,
                 Inc.*.....................         219,240
      13,550   FactSet Research Systems,
                 Inc. .....................         640,915
      71,700   Imation Corp. ..............       2,943,285
     171,200   Intergraph Corp.*...........       5,391,087

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES
                 (CONTINUED)
      17,600   Itron, Inc.*................  $    1,042,976
      48,300   Jack Henry & Associates,
                 Inc. .....................         949,578
      61,200   Keane, Inc.*................         765,000
      66,700   Lawson Software, Inc.*......         446,890
      26,800   Manhattan Associates,
                 Inc.*.....................         543,772
      31,800   MicroStrategy, Inc. -- Class
                 A*........................       3,101,136
      74,140   M-Systems Flash Disk
                 Pioneers, Ltd.
                 (Israel)*(h)..............       2,196,768
      33,400   MTS Systems Corp. ..........       1,319,634
      64,340   Neoware Systems, Inc*(h)....         790,739
     150,560   Omniture, Inc.*.............       1,097,582
       9,100   Open Solutions, Inc.*.......         242,151
      13,990   Parametric Technology
                 Corp.*....................         177,813
     137,190   PDF Solutions, Inc.*........       1,702,528
      43,490   Rackable Systems, Inc.*.....       1,717,420
     107,054   Radiant Systems, Inc.*......       1,131,561
      50,300   Red Hat, Inc.*(h)...........       1,177,020
      93,340   Retalix, Ltd.
                 (Israel)*(h)..............       2,082,415
      35,200   Salesforce.com, Inc.*.......         938,432
       3,700   SPSS, Inc.*.................         118,918
      15,900   Sybase, Inc.*...............         308,460
     125,000   Sykes Enterprises, Inc.*....       2,020,000
      67,900   Synaptics, Inc.*(h).........       1,453,060
     145,250   Synopsys, Inc.*.............       2,726,343
     175,093   Synplicity, Inc.*...........       1,027,796
     188,200   The Reynolds and Reynolds
                 Company -- Class A........       5,772,093
     136,200   THQ, Inc.*..................       2,941,920
      31,200   Transaction Systems
                 Architects, Inc. -- Class
                 A*........................       1,300,728
      55,700   Trident Microsystems,
                 Inc.*(h)..................       1,057,186
      10,600   Tyler Technologies, Inc.*...         118,720
      25,800   Western Digital Corp.*......         511,098
     512,500   Wind River Systems, Inc.*...       4,561,250
                                             --------------
                                                 65,811,633
                                             --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 2.6%
      35,400   BlueLinx Holdings, Inc. ....         461,262
      16,800   Brookfield Homes Corp.(h)...         553,560
     107,100   Building Materials Holding
                 Corp.(h)..................       2,984,877
       6,500   Dycom Industries, Inc.*.....         138,385
      44,200   Eagle Materials, Inc. ......       2,099,500
      23,200   Granite Construction,
                 Inc. .....................       1,050,264
     100,650   Hovnanian Enterprises,
                 Inc. -- Class A*(h).......       3,027,552
     133,250   Meritage Homes Corp.*.......       6,296,062

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               CONSTRUCTION SERVICES AND SUPPLIES
                 (CONTINUED)
     102,950   Simpson Manufacturing
                 Company, Inc.(h)..........  $    3,711,348
     115,500   Standard Pacific Corp. .....       2,968,350
      87,420   Team, Inc.*.................       2,189,871
      42,925   Technical Olympic USA,
                 Inc. .....................         616,403
     118,750   Trex Company, Inc.*(h)......       3,074,438
     121,150   WCI Communities, Inc.*(h)...       2,439,961
                                             --------------
                                                 31,611,833
                                             --------------
               CONSUMER GOODS AND SERVICES -- 2.4%
      23,600   American Greetings
                 Corp. -- Class A..........         495,836
      70,000   Central Garden & Pet
                 Company*..................       3,013,500
      40,600   Chattem, Inc.*(h)...........       1,233,022
       4,900   CNS, Inc. ..................         120,050
      96,100   Elizabeth Arden, Inc.*......       1,718,268
      17,300   FTD Group, Inc.*............         233,550
     100,850   Helen Of Troy, Ltd.
                 (Bermuda)*(h).............       1,855,640
      68,350   Herbalife, Ltd. (Cayman
                 Islands)*.................       2,727,165
      86,050   NBTY, Inc.*.................       2,057,456
     140,020   Rollins, Inc. ..............       2,749,993
       1,500   Stanley Furniture Company,
                 Inc. .....................          35,955
     140,550   Tempur-Pedic International,
                 Inc.*(h)..................       1,898,831
      58,400   The Scotts Miracle-Gro
                 Company -- Class A(h).....       2,471,488
     160,250   The Yankee Candle Company,
                 Inc. .....................       4,007,852
      80,500   Vector Group, Ltd.(h).......       1,308,125
       1,900   WD-40 Company...............          63,783
      89,250   Weight Watchers
                 International, Inc. ......       3,649,432
                                             --------------
                                                 29,639,946
                                             --------------
               CONTAINERS AND PACKAGING -- 0.2%
       3,500   Greif, Inc. -- Class A......         262,360
      48,700   Silgan Holdings, Inc. ......       1,802,387
                                             --------------
                                                  2,064,747
                                             --------------
               CORRECTIONAL FACILITIES -- 0.1%
      18,800   The Geo Group, Inc.*........         658,940
                                             --------------
               DISTRIBUTION -- 1.0%
      93,750   United Stationers, Inc.*....       4,623,750
     132,850   Universal Corp.(h)..........       4,944,677
      49,400   Watsco, Inc. ...............       2,955,108
                                             --------------
                                                 12,523,535
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED OPERATIONS AND SERVICES -- 0.4%
      73,200   LandAmerica Financial Group,
                 Inc. .....................  $    4,728,720
      15,500   Resource America,
                 Inc. -- Class A...........         295,275
                                             --------------
                                                  5,023,995
                                             --------------
               EDUCATION -- 0.2%
      24,060   Laureate Education, Inc.*...       1,025,678
      62,000   School Specialty,
                 Inc.*(h)..................       1,974,700
                                             --------------
                                                  3,000,378
                                             --------------
               ELECTRONICS -- 2.4%
     161,699   Belden CDT, Inc. ...........       5,344,152
      17,300   Cirrus Logic, Inc.*.........         140,822
     456,350   Flextronics International,
                 Ltd. (Singapore)*.........       4,846,437
      48,350   Harman International
                 Industries, Inc. .........       4,127,640
     168,400   Micrel, Inc.*...............       1,685,684
     110,200   Nam Tai Electronics, Inc.
                 (British Virgin
                 Islands)..................       2,465,174
      42,600   Park Electrochemical
                 Corp. ....................       1,096,950
      56,100   Plexus Corp.*...............       1,919,181
     631,650   Sanmina-SCI Corp.*..........       2,905,590
      98,250   Sonic Solutions*............       1,621,125
     367,390   SRS Labs, Inc.*.............       1,833,276
     142,100   TTM Technologies, Inc.*.....       2,056,187
                                             --------------
                                                 30,042,218
                                             --------------
               ENGINEERING -- 0.3%
      11,700   EMCOR Group, Inc.*..........         569,439
      76,850   URS Corp.*..................       3,227,700
                                             --------------
                                                  3,797,139
                                             --------------
               ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                 SERVICES -- 0.4%
     276,500   Allied Waste Industries,
                 Inc.*(h)..................       3,141,040
      62,800   Metal Management, Inc. .....       1,922,936
                                             --------------
                                                  5,063,976
                                             --------------
               EQUIPMENT RENTAL AND LEASING -- 0.2%
      80,720   McGrath Rentcorp............       2,244,823
       4,800   Rent-A-Center, Inc.*........         119,328
                                             --------------
                                                  2,364,151
                                             --------------
               FINANCIAL SERVICES -- 5.4%
      91,750   Accredited Home Lenders
                 Holding Company*(h).......       4,386,568
       3,700   Advanta Corp. -- Class B....         133,015
      22,750   Affiliated Managers Group,
                 Inc.*(h)..................       1,976,748
     142,800   AmeriCredit Corp.*(h).......       3,986,976

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      37,600   Asset Acceptance Capital
                 Corp.*....................  $      744,480
      70,700   ASTA Funding, Inc.(h).......       2,647,715
      60,700   Calamos Asset Management,
                 Inc. -- Class A...........       1,759,693
      87,600   CapitalSource, Inc.(h)......       2,055,096
     286,050   E*TRADE Financial Corp.*....       6,527,660
     137,150   Eaton Vance Corp.(h)........       3,423,264
      33,700   Federal Agricultural
                 Mortgage Corp. -- Class
                 C.........................         933,490
      48,260   GFI Group, Inc.*............       2,603,627
      71,620   Greenhill & Company,
                 Inc.(h)...................       4,351,631
      61,140   Investment Technology Group,
                 Inc.*.....................       3,109,580
     252,600   Jefferies Group, Inc. ......       7,484,537
     277,700   Knight Capital Group,
                 Inc. -- Class A*..........       4,229,371
     160,100   LaBranche & Company,
                 Inc.*(h)..................       1,938,811
      19,600   Morningstar, Inc.*..........         813,008
       2,700   Nelnet, Inc. -- Class A*....         109,485
      35,350   Nuveen Investments -- Class
                 A(h)......................       1,521,818
      78,600   optionsXpress Holdings,
                 Inc. .....................       1,832,166
      11,400   Piper Jaffray Companies,
                 Inc.*.....................         697,794
     156,350   Raymond James Financial,
                 Inc. .....................       4,732,715
      51,550   SEI Investments Company.....       2,519,764
      20,600   Susquehanna Bancshares,
                 Inc. .....................         492,340
      15,450   The Student Loan Corp. .....       3,120,900
      28,100   W Holding Company,
                 Inc. -- Puerto Rico(h)....         186,865
                                             --------------
                                                 68,319,117
                                             --------------
               FOOD AND BEVERAGE -- 0.2%
      36,200   Boston Beer Company,
                 Inc. -- Class A*..........       1,060,298
       1,500   Coca-Cola Bottling
                 Company...................          76,155
       1,900   Farmer Brothers Company.....          41,192
       1,100   Green Mountain Coffee
                 Roasters, Inc.*...........          44,187
      57,300   Nash Finch Company(h).......       1,219,917
      33,300   Premium Standard Farms,
                 Inc. .....................         540,459
                                             --------------
                                                  2,982,208
                                             --------------
               INSURANCE -- 4.1%
      14,900   American Physicians Capital,
                 Inc.*.....................         783,591
     265,874   Amerisafe, Inc.*............       3,307,473
     187,200   Assured Guaranty, Ltd.
                 (Bermuda).................       4,749,264

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
     189,125   Delphi Financial Group,
                 Inc. -- Class A...........  $    6,876,584
       5,500   Direct General Corp. .......          93,060
       2,600   FBL Financial Group,
                 Inc. -- Class A...........          84,240
      10,000   FPIC Insurance Group,
                 Inc.*.....................         387,500
      12,000   Infinity Property & Casualty
                 Corp. ....................         492,000
      47,000   IPC Holdings, Ltd.
                 (Bermuda).................       1,159,020
       1,800   James River Group, Inc.*....          44,820
         550   National Western Life
                 Insurance Company -- Class
                 A.........................         131,808
     197,500   Philadelphia Consolidated
                 Holding Corp.*............       5,996,100
     123,050   Platinum Underwriters
                 Holdings, Ltd.
                 (Bermuda).................       3,442,939
      25,900   Presidential Life Corp. ....         636,622
      33,950   Protective Life Corp. ......       1,582,749
      97,800   Reinsurance Group of
                 America, Inc. ............       4,806,870
      28,800   Safety Insurance Group,
                 Inc. .....................       1,369,440
      79,900   Scottish Re Group, Ltd. ....       1,332,732
      23,700   State Auto Financial
                 Corp. ....................         771,198
      45,700   Stewart Information Services
                 Corp.(h)..................       1,659,367
      99,200   The Commerce Group, Inc. ...       2,930,368
      71,140   The Navigators Group,
                 Inc.*.....................       3,117,355
      69,500   United Fire & Casualty
                 Company...................       2,094,035
     193,000   Universal American Financial
                 Corp.*....................       2,537,950
       7,400   Zenith National Insurance
                 Corp. ....................         293,558
                                             --------------
                                                 50,680,643
                                             --------------
               INTERNET SERVICES -- 4.6%
     152,750   aQuantive, Inc.*(h).........       3,869,158
      45,350   CheckFree Corp.*(h).........       2,247,546
     315,430   CNET Networks, Inc.*(h).....       2,517,131
      35,400   Ctrip.com International,
                 Ltd. (ADR)
                 (Cayman Islands)(h).......       1,807,170
      28,800   Digital River, Inc.*(h).....       1,163,232
     241,485   Digitas, Inc.*..............       2,806,056
     243,500   EarthLink, Inc.*............       2,108,710
      42,389   Equinix, Inc.*(h)...........       2,325,461
     189,100   eResearch Technology,
                 Inc.*(h)..................       1,720,810
     109,600   Internet Security Systems,
                 Inc.*.....................       2,065,960
     127,810   j2 Global Communications,
                 Inc.*(h)..................       3,990,228

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               INTERNET SERVICES (CONTINUED)
      93,319   Marchex, Inc. -- Class
                 B*(h).....................  $    1,533,231
     336,400   Move, Inc.*.................       1,843,472
     160,740   Netflix, Inc.*(h)...........       4,373,735
      57,470   Nutri/System, Inc.*(h)......       3,570,611
     300,120   Online Resources Corp.*.....       3,103,241
     229,540   Openwave Systems,
                 Inc.*(h)..................       2,648,892
      12,900   Priceline.com, Inc.*(h).....         385,194
     169,920   RADVision, Ltd. (Israel)*...       2,708,525
     103,110   RADWARE, Ltd. (Israel)*.....       1,323,932
     122,680   Redback Networks, Inc.*.....       2,249,951
     205,700   SonicWALL, Inc.*............       1,849,243
      12,000   Stamps.com, Inc.*(h)........         333,840
     117,700   The TriZetto Group, Inc.*...       1,740,783
     179,000   United Online, Inc.(h)......       2,148,000
      15,300   webMethods, Inc.*...........         151,011
                                             --------------
                                                 56,585,123
                                             --------------
               LEISURE AND RECREATION -- 1.2%
     228,440   Century Casinos, Inc.*......       2,446,592
     112,200   Dover Downs Gaming &
                 Entertainment, Inc. ......       2,203,608
      31,400   Four Seasons Hotels, Inc.
                 (Canada)(h)...............       1,929,216
      73,800   Monarch Casino & Resort,
                 Inc.*.....................       2,075,256
     121,950   Scientific Games
                 Corp. -- Class A*.........       4,343,859
      64,800   The9, Ltd. (ADR) (Cayman
                 Islands)*(h)..............       1,502,712
                                             --------------
                                                 14,501,243
                                             --------------
               MACHINERY -- 2.2%
      86,400   Applied Industrial
                 Technologies, Inc. .......       2,100,384
     120,225   Bucyrus International,
                 Inc. -- Class A(h)........       6,071,362
      19,300   Columbus McKinnon Corp.*....         419,582
     146,594   Flow International
                 Corp.*(h).................       2,062,578
      70,170   Gardner Denver, Inc.*.......       2,701,545
     110,750   Joy Global, Inc. ...........       5,768,967
      14,700   Middleby Corp.*(h)..........       1,272,432
      10,000   Nordson Corp. ..............         491,800
      53,210   Regal-Beloit Corp. .........       2,349,222
     114,800   The Timken Company..........       3,846,948
                                             --------------
                                                 27,084,820
                                             --------------
               MANUFACTURING -- 4.2%
     170,350   Acuity Brands, Inc. ........       6,628,319
       4,600   AEP Industries, Inc.*.......         153,732

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MANUFACTURING (CONTINUED)
      42,200   Albany International
                 Corp. -- Class A..........  $    1,788,858
      61,300   AO Smith Corp. .............       2,841,868
      61,650   AptarGroup, Inc. ...........       3,058,457
      87,200   Carlisle Companies, Inc. ...       6,914,959
      23,600   Ceradyne, Inc.*(h)..........       1,167,964
      22,600   CIRCOR International,
                 Inc. .....................         689,074
       5,200   Coherent, Inc.*.............         175,396
     137,650   Deswell Industries, Inc.
                 (British Virgin
                 Islands)..................       1,161,766
       5,200   EnPro Industries, Inc.*.....         174,720
     178,150   FLIRSystems, Inc.*(h).......       3,929,989
      53,300   Freightcar America, Inc. ...       2,958,683
     157,400   Furniture Brands
                 International, Inc.(h)....       3,280,216
      50,200   Harsco Corp. ...............       3,913,592
     267,500   Hexcel Corp.*(h)............       4,202,425
      96,310   Intevac, Inc.*..............       2,088,001
      44,200   Kaydon Corp. ...............       1,649,102
      13,200   LSI Industries, Inc. .......         224,268
      98,900   Matthews International
                 Corp. -- Class A..........       3,409,083
       4,600   PW Eagle, Inc.(h)...........         139,104
      15,300   Rofin-Sinar Technologies,
                 Inc.*.....................         879,291
                                             --------------
                                                 51,428,867
                                             --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND
                 SERVICES -- 7.4%
      10,600   AirMethods Corp.*...........         277,508
     152,480   American Medical Systems
                 Holdings, Inc.*...........       2,538,792
     115,800   AMERIGROUP Corp.*...........       3,594,432
     250,470   AMNHealthcare Services,
                 Inc.*.....................       5,084,540
      91,700   AmSurg Corp.*(h)............       2,086,175
     104,246   AngioDynamics, Inc.*........       2,819,854
      72,700   Apria Healthcare Group,
                 Inc.*.....................       1,374,030
      30,150   Beckman Coulter, Inc. ......       1,674,833
      81,600   CorVel Corp.*...............       2,040,000
      92,500   Covance, Inc.*..............       5,662,849
      17,300   DJ Orthopedics, Inc.*.......         637,159
     281,910   Five Star Quality Care,
                 Inc.*.....................       3,120,744
       4,500   Genesis HealthCare Corp.*...         213,165
      61,800   Haemonetics Corp.*..........       2,874,318
      90,900   Healthspring, Inc.*.........       1,704,375
      88,850   Healthways, Inc.*(h)........       4,677,063
      19,300   Hologic, Inc.*..............         952,648
      72,200   ICON PLC (ADR) (Ireland)*...       3,992,659
      11,600   ICU Medical, Inc.*..........         489,984

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                 (CONTINUED)
      73,930   I-Flow Corp.*(h)............  $      799,923
      22,260   Illumina, Inc.*.............         660,232
      94,625   Immucor, Inc.*..............       1,819,639
       9,500   inVentiv Health, Inc.*......         273,410
      50,690   Kyphon, Inc.*(h)............       1,944,468
      29,580   LCA-Vision, Inc.(h).........       1,565,078
      81,600   Luminex Corp.*..............       1,419,024
      31,600   Magellan Health Services,
                 Inc.*.....................       1,431,796
       5,800   MedCath Corp.*..............         109,272
       9,200   Meridian Bioscience,
                 Inc. .....................         229,540
      30,600   Molina Healthcare, Inc.*....       1,164,330
      12,300   Natus Medical, Inc.*........         121,647
       5,700   Neurometrix, Inc.*..........         173,622
     127,320   NuVasive, Inc.*(h)..........       2,321,044
      68,100   Odyssey HealthCare,
                 Inc.*(h)..................       1,196,517
      89,900   OraSure Technologies,
                 Inc.*(h)..................         855,848
     429,130   Orthovita, Inc.*............       1,810,929
      17,700   Pediatrix Medical Group,
                 Inc.*.....................         801,810
      77,521   PolyMedica Corp.(h).........       2,787,655
      30,700   PSS World Medical,
                 Inc.*(h)..................         541,855
       3,700   RehabCare Group, Inc.*......          64,306
      57,740   ResMed, Inc.*...............       2,710,893
       4,000   Sierra Health Services,
                 Inc.*.....................         180,120
      56,930   SonoSite, Inc.*(h)..........       2,222,547
      99,500   Sunrise Senior Living,
                 Inc.*.....................       2,751,175
      57,900   Techne Corp.*...............       2,948,268
      75,550   The Cooper Companies,
                 Inc. .....................       3,346,110
     250,700   The Spectranetics Corp.*....       2,687,504
      79,600   Thoratec Corp.*.............       1,104,052
      57,500   Universal Health Services,
                 Inc. -- Class B...........       2,889,950
      71,650   Vital Signs, Inc. ..........       3,548,825
      16,000   Zoll Medical Corp.*.........         524,160
                                             --------------
                                                 92,820,677
                                             --------------
               METALS AND MINING -- 1.8%
      59,280   Dynamic Materials
                 Corp.(h)..................       1,999,514
      91,800   Mueller Industries, Inc. ...       3,032,154
     261,650   Novelis, Inc. (Canada)(h)...       5,646,407
      59,300   Olympic Steel, Inc. ........       2,098,627
      31,600   Reliance Steel & Aluminum
                 Company...................       2,621,220
      47,300   Ryerson Tull, Inc.(h).......       1,277,100
      80,700   Steel Dynamics, Inc. .......       5,305,218
                                             --------------
                                                 21,980,240
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               OFFICE EQUIPMENT -- 0.3%
      80,250   Herman Miller, Inc. ........  $    2,068,043
     108,850   Knoll, Inc. ................       1,998,486
                                             --------------
                                                  4,066,529
                                             --------------
               OIL AND GAS: EQUIPMENT -- 0.9%
      27,050   Hydril Company*.............       2,123,966
       3,000   Lone Star Technologies,
                 Inc.*.....................         162,060
      47,880   Maverick Tube Corp.*(h).....       3,025,537
      78,750   Oil States International,
                 Inc.*.....................       2,699,550
      86,410   Superior Energy Services,
                 Inc.*.....................       2,929,299
                                             --------------
                                                 10,940,412
                                             --------------
               OIL, COAL AND GAS -- 5.3%
     159,150   Cabot Oil & Gas Corp.(h)....       7,798,349
      11,400   Callon Petroleum Company*...         220,476
      21,100   Clayton Williams Energy,
                 Inc.*.....................         728,794
     225,750   Encore Acquisition
                 Company*..................       6,056,872
     121,950   Energy Partners, Ltd.*(h)...       2,310,953
     148,200   EXCO Resources, Inc.*.......       1,689,480
      49,500   Global Industries, Ltd.*....         826,650
      19,100   Grey Wolf, Inc.*............         147,070
     185,100   Harvest Natural Resources,
                 Inc.*(h)..................       2,506,254
     120,800   Headwaters, Inc.*(h)........       3,087,648
      53,300   Helix Energy Solutions
                 Group, Inc.*(h)...........       2,151,188
     143,200   Oceaneering International,
                 Inc.*.....................       6,565,719
      79,700   ONEOK, Inc.(h)..............       2,712,988
      32,550   Patterson-UTI Energy,
                 Inc.(h)...................         921,491
       8,400   Penn Virginia Corp. ........         586,992
       9,000   Range Resources Corp. ......         244,710
      17,400   Southwest Gas Corp. ........         545,316
      90,600   St Mary Land & Exploration
                 Company...................       3,646,650
     143,200   Swift Energy Company*.......       6,147,575
      60,600   The Houston Exploration
                 Company*..................       3,708,114
      35,300   Todco -- Class A............       1,442,005
       9,150   Ultra Petroleum Corp.
                 (Canada)*.................         542,321
      41,150   Unit Corp.*.................       2,341,024
      19,800   W&T Offshore, Inc.(h).......         770,022
      93,990   Warrior Energy Service
                 Corp.*....................       2,286,777
     122,000   Whiting Petroleum
                 Corp.*(h).................       5,108,140
                                             --------------
                                                 65,093,578
                                             --------------

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               PAPER AND FOREST PRODUCTS -- 0.1%
       1,500   Neenah Paper, Inc. .........  $       45,675
      39,900   Rock-Tenn
                 Company -- Class A........         636,405
                                             --------------
                                                    682,080
                                             --------------
               PHARMACEUTICALS/RESEARCH AND
                 DEVELOPMENT -- 5.0%
      10,900   Adams Respiratory
                 Therapeutics, Inc.*.......         486,358
      63,500   Affymetrix, Inc.*...........       1,625,600
     127,000   Albany Molecular Research,
                 Inc.*.....................       1,356,360
      82,300   Alkermes, Inc.*(h)..........       1,557,116
     153,300   Alpharma, Inc. -- Class A...       3,685,332
      60,550   Barr Pharmaceuticals,
                 Inc.*.....................       2,887,630
      38,900   BioMarin Pharmaceutical,
                 Inc.*(h)..................         558,993
      15,700   Bradley Pharmaceuticals,
                 Inc.*(h)..................         160,140
      12,600   Caraco Pharmaceutical
                 Laboratories, Ltd.*.......         115,290
     123,850   Cephalon, Inc.*(h)..........       7,443,384
     134,600   Cubist Pharmaceuticals,
                 Inc.*(h)..................       3,389,228
     124,050   CV Therapeutics, Inc.*(h)...       1,732,979
      20,100   deCODE genetics, Inc.*(h)...         124,419
     224,950   Dendreon Corp.*(h)..........       1,088,758
     175,550   DepoMed, Inc.*..............       1,030,479
      38,100   Digene Corp.*(h)............       1,475,994
      97,200   Endo Pharmaceuticals
                 Holdings, Inc.*...........       3,205,656
     234,100   Enzon Pharmaceuticals,
                 Inc.*(h)..................       1,765,114
      19,300   InterMune, Inc.*(h).........         317,485
      13,600   Kos Pharmaceuticals,
                 Inc.*.....................         511,632
     125,340   LifeCell Corp.*.............       3,875,513
       9,500   Ligand Pharmaceuticals,
                 Inc. -- Class B*..........          80,275
     458,400   Medarex, Inc.*..............       4,405,224
       1,800   Medicis Pharmaceuticals
                 Corp. -- Class A..........          43,200
      21,462   Metabasis Therapeutics,
                 Inc.*.....................         163,755
     208,200   Pain Therapeutics,
                 Inc.*(h)..................       1,738,470
     198,172   Pharmaceutical Product
                 Development, Inc. ........       6,959,800
      67,700   Regeneron Pharmaceuticals,
                 Inc.*.....................         867,914
      19,000   Replidyne, Inc.*............         197,220
      63,100   Sciele Pharma, Inc.*(h).....       1,463,289
      71,100   Serologicals Corp.*.........       2,235,384
     204,060   Solexa, Inc.*(h)............       1,734,510

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS/RESEARCH AND DEVELOPMENT
                 (CONTINUED)
     136,250   Telik, Inc.*(h).............  $    2,248,125
      57,000   Trimeris, Inc.*.............         654,930
       3,200   United Therapeutics
                 Corp.*(h).................         184,864
                                             --------------
                                                 61,370,420
                                             --------------
               PRINTING AND PUBLISHING -- 0.5%
     226,100   Bowne & Company, Inc. ......       3,233,230
       1,100   Consolidated Graphics,
                 Inc.*.....................          57,266
       5,200   Playboy Enterprises,
                 Inc. -- Class B*(h).......          51,896
     121,150   Valassis Communications,
                 Inc.*(h)..................       2,857,929
                                             --------------
                                                  6,200,321
                                             --------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 0.1%
      36,200   Getty Realty Corp.(h).......       1,029,528
                                             --------------
               REAL ESTATE INVESTMENT TRUSTS -- 5.1%
     210,250   Acadia Realty Trust.........       4,972,412
       1,500   Agree Realty Corp. .........          50,955
      19,900   CentraCore Properties
                 Trust.....................         492,525
      39,200   Commercial Net Lease
                 Realty....................         782,040
      21,100   Corporate Office Properties
                 Trust(h)..................         887,888
      59,150   Cousins Properties, Inc. ...       1,829,510
      30,800   Crescent Real Estate
                 Equities Company..........         571,648
     275,300   Equity Inns, Inc.(h)........       4,558,968
     197,200   FelCor Lodging Trust,
                 Inc. .....................       4,287,128
      52,100   Gramercy Capital Corp. .....       1,349,390
       3,400   Heritage Property Investment
                 Trust.....................         118,728
     105,100   Innkeepers USA Trust........       1,816,128
     110,630   KKR Financial Corp. ........       2,302,210
      34,700   LaSalle Hotel Properties....       1,606,610
      74,000   LTC Properties, Inc. .......       1,653,900
      73,250   Maguire Properties, Inc. ...       2,576,203
      64,200   Mid-America Apartment
                 Communities, Inc. ........       3,579,150
       4,100   Mission West Properties,
                 Inc. .....................          45,428
      20,100   National Health Realty,
                 Inc. .....................         540,489
      42,900   NorthStar Realty Finance
                 Corp. ....................         515,229
     166,100   OMEGA Healthcare Investors,
                 Inc. .....................       2,195,842
      41,600   Pennsylvania Real Estate
                 Investment Trust..........       1,679,392
      73,650   PS Business Parks, Inc. ....       4,345,350
      65,500   RAIT Investment Trust.......       1,912,600
       1,800   Ramco-Gershenson Properties
                 Trust.....................          48,474

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     143,250   Realty Income Corp. ........  $    3,137,175
      11,000   Saul Centers, Inc. .........         448,580
       4,800   Senior Housing Properties
                 Trust.....................          85,968
      40,500   Sizeler Property Investors,
                 Inc. .....................         650,430
      38,800   SL Green Realty Corp.(h)....       4,247,436
      52,300   Sovran Self Storage(h)......       2,656,317
      52,600   Spirit Finance Corp. .......         592,276
       6,300   Tanger Factory Outlet
                 Centers, Inc. ............         203,931
      25,300   Taubman Centers, Inc. ......       1,034,770
     195,150   U-Store-It Trust............       3,680,529
      32,000   Washington Real Estate
                 Investment Trust..........       1,174,400
                                             --------------
                                                 62,630,009
                                             --------------
               REGISTERED INVESTMENT COMPANIES -- 0.7%
     206,100   Ares Capital Corp.(h).......       3,489,273
      72,000   iShares Russell 2000 Value
                 Index Fund................       5,193,360
      35,400   MCG Capital Corp. ..........         562,860
                                             --------------
                                                  9,245,493
                                             --------------
               RETAIL -- 0.9%
     179,550   Casey's General Stores,
                 Inc. .....................       4,490,546
      10,550   Circuit City Stores,
                 Inc. .....................         287,171
       4,900   GameStop Corp. -- Class
                 A*........................         205,800
      54,400   Longs Drug Stores Corp. ....       2,481,728
      28,200   Pantry, Inc.*...............       1,622,628
      19,800   Tractor Supply
                 Company*(h)...............       1,094,346
      56,800   Zale Corp.*(h)..............       1,368,312
                                             --------------
                                                 11,550,531
                                             --------------
               RETAIL: RESTAURANTS -- 1.4%
      71,000   Brinker International,
                 Inc.(h)...................       2,577,300
      55,925   CEC Entertainment, Inc.*....       1,796,311
      80,400   Domino's Pizza, Inc. .......       1,989,096
      10,900   IHOP Corp. .................         524,072
      35,600   Jack in the Box, Inc.*......       1,395,520
       3,000   Luby's, Inc.*...............          31,290
      24,150   Panera Bread
                 Company -- Class A*(h)....       1,623,846
      98,100   Papa John's International,
                 Inc.*.....................       3,256,920
      39,300   PF Chang's China Bistro,
                 Inc.*(h)..................       1,494,186
     104,425   Sonic Corp.*................       2,170,996
                                             --------------
                                                 16,859,537
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               RETAIL: SUPERMARKETS -- 0.0%
       2,600   Ingles Markets,
                 Inc. -- Class A...........  $       44,200
      23,300   Spartan Stores, Inc. .......         340,879
                                             --------------
                                                    385,079
                                             --------------
               SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.8%
      87,500   Cymer, Inc.*................       4,065,249
       9,750   Energy Conversion Devices,
                 Inc.*.....................         355,193
       9,000   FEI Company*................         204,120
     136,550   GSI Group, Inc. (Canada)*...       1,172,965
      63,900   Varian, Inc.*...............       2,652,489
      33,700   Woodward Governor Company...       1,028,187
                                             --------------
                                                  9,478,203
                                             --------------
               SECURITY SERVICES -- 0.1%
     121,050   Identix, Inc.*..............         846,140
                                             --------------
               SEMICONDUCTORS -- 3.3%
     461,250   Altera Corp.*...............       8,094,937
      63,600   Amkor Technology,
                 Inc.*(h)..................         601,656
     209,900   ANADIGICS, Inc.*(h).........       1,410,528
     280,050   Brooks Automation,
                 Inc.*(h)..................       3,304,590
      87,700   Cree, Inc.*(h)..............       2,083,752
      12,500   Diodes, Inc.*...............         518,000
      39,300   Intersil Corp. -- Class A...         913,725
      25,900   Kulicke and Soffa
                 Industries, Inc.*.........         191,919
     428,700   Lattice Semiconductor
                 Corp.*....................       2,649,366
      92,700   LTX Corp.*..................         649,827
      30,400   Mattson Technology, Inc.*...         297,008
      90,670   Microsemi Corp.*............       2,210,535
      21,200   MKS Instruments, Inc.*......         426,544
     113,430   Netlogic Microsystems,
                 Inc.*(h)..................       3,658,117
      87,450   Novellus Systems, Inc.*.....       2,160,015
      71,000   OmniVision Technologies,
                 Inc.*(h)..................       1,499,520
     228,900   Pixelworks, Inc.*...........         624,897
     348,150   Skyworks Solutions, Inc.*...       1,918,307
     261,850   Teradyne, Inc.*(h)..........       3,647,571
      10,200   Veeco Instruments, Inc.*....         243,168
     123,040   Volterra Semiconductor
                 Corp.*(h).................       1,877,590
      61,600   Zoran Corp.*................       1,499,344
                                             --------------
                                                 40,480,916
                                             --------------
               TELECOMMUNICATIONS EQUIPMENT AND
                 SERVICES -- 3.3%
      27,600   Anaren, Inc.*...............         565,524
       5,200   Atheros Communications*.....          98,592

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                 (CONTINUED)
     514,350   Avaya, Inc.*................  $    5,873,877
     149,500   Brightpoint, Inc.*..........       2,022,735
      96,600   Cincinnati Bell, Inc.*......         396,060
      35,600   Commonwealth Telephone
                 Enterprises, Inc. ........       1,180,496
     133,800   CommScope, Inc.*............       4,203,996
      14,700   Consolidated Communications
                 Holdings, Inc. ...........         244,461
      36,000   CT Communications, Inc. ....         823,320
      16,900   Digi International, Inc.*...         211,757
     154,500   Ditech Networks, Inc.*......       1,347,240
      96,400   FairPoint Communications,
                 Inc. .....................       1,388,160
     130,300   InterDigital Communications
                 Corp.*....................       4,548,773
      31,600   Iowa Telecommunications
                 Services, Inc. ...........         597,872
      14,900   North Pittsburgh Systems,
                 Inc. .....................         410,644
     500,350   Polycom, Inc.*..............      10,967,672
     687,200   RF Micro Devices,
                 Inc.*(h)..................       4,102,584
       2,900   Shenandoah
                 Telecommunications
                 Company...................         136,300
      27,000   Syniverse Holdings, Inc.*...         396,900
     114,300   TALK America Holdings,
                 Inc.*(h)..................         707,517
       2,800   USA Mobility, Inc. .........          46,480
                                             --------------
                                                 40,270,960
                                             --------------
               TOOLS -- 0.2%
      72,200   Snap-on, Inc. ..............       2,918,324
                                             --------------
               TOYS -- 0.3%
      93,600   JAKKS Pacific, Inc.*........       1,880,424
     114,900   Marvel Entertainment,
                 Inc.*.....................       2,298,000
                                             --------------
                                                  4,178,424
                                             --------------
               TRANSPORTATION -- 1.3%
      30,530   American Commercial Lines,
                 Inc.*.....................       1,839,433
      62,120   American Railcar Industries,
                 Inc. .....................       2,056,793
      25,900   EGL, Inc.*..................       1,300,180
     110,500   Genesee & Wyoming,
                 Inc. -- Class A*..........       3,919,435
      49,985   Old Dominion Freight Line,
                 Inc.*.....................       1,878,936
       5,300   PAM Transportation Services,
                 Inc.*.....................         153,117
       2,900   SCS Transportation, Inc.*...          79,837

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                        VALUE
   ------                                    --------------
               COMMON STOCKS (CONTINUED)
               TRANSPORTATION (CONTINUED)
       5,300   Swift Transportation
                 Company, Inc.*............  $      168,328
     187,610   Vitran Corp., Inc. -- Class
                 A (Canada)*...............       4,406,959
                                             --------------
                                                 15,803,018
                                             --------------
               UTILITIES -- 1.9%
      51,950   Atmos Energy Corp. .........       1,449,925
      35,300   Avista Corp. ...............         805,899
      75,100   Black Hills Corp. ..........       2,578,183
      12,900   Cleco Corp. ................         299,925
      50,250   New Jersey Resources
                 Corp. ....................       2,350,695
     109,600   Nicor, Inc.(h)..............       4,548,400
     226,450   PNM Resources, Inc. ........       5,652,191
      20,600   Unisource Energy Corp. .....         641,690
      16,300   Valor Communications Group,
                 Inc.(h)...................         186,635
      74,300   Westar Energy, Inc. ........       1,564,015
     100,450   WGL Holdings, Inc. .........       2,908,028
                                             --------------
                                                 22,985,586
                                             --------------
               TOTAL COMMON STOCKS
                 (Cost $1,086,537,367).....   1,196,509,045
                                             --------------
 PRINCIPAL
 ---------
               SHORT-TERM US TREASURY SECURITIES -- 0.1%
               US TREASURY BILL
$    750,000   4.77%, 09/14/06(e)
                 (Cost $742,547)...........         742,547
                                             --------------
               SECURITIES LENDING COLLATERAL -- 20.8%
 256,811,854   Securities Lending
                 Collateral Investment
                 (Note 4)
                 (Cost $256,811,854).......     256,811,854
                                             --------------
               TOTAL SECURITIES
                 (Cost $1,344,091,768).....   1,454,063,446
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
               REPURCHASE AGREEMENTS -- 3.5%
$ 43,740,789   With Investors Bank and
                 Trust, dated 06/30/06,
                 4.76%, due 07/03/06,
                 repurchase proceeds at
                 maturity $43,758,140
                 (Collateralized by various
                 Small Business
                 Administrations,
                 7.13% -- 8.13%, due
                 05/25/15 -- 08/25/29, with
                 a total value of
                 $45,927,829) (Cost
                 $43,740,789)..............  $   43,740,789
                                             --------------
               Total Investments -- 121.1%
                 (Cost $1,387,832,557).....   1,497,804,235
               Liabilities less other
                 assets -- (21.1)%.........    (261,217,051)
                                             --------------
               NET ASSETS -- 100.0%........  $1,236,587,184
                                             ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $1,387,832,557.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $169,384,602
    Gross unrealized depreciation.........   (59,412,924)
                                            ------------
    Net unrealized appreciation...........  $109,971,678
                                            ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 94.7%
              ADVERTISING -- 0.4%
     61,200   24/7 Real Media, Inc.*.........  $    537,336
                                               ------------
              AEROSPACE AND DEFENSE -- 1.1%
     25,200   Esterline Technologies
                Corp.*.......................     1,048,068
     26,200   MTC Technologies, Inc.*........       619,106
                                               ------------
                                                  1,667,174
                                               ------------
              AIRLINES -- 0.2%
     18,700   AirTran Holdings, Inc.*(h).....       277,882
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 6.3%
     43,400   Bebe Stores, Inc.(h)...........       669,228
     31,800   Carter's, Inc. ................       840,474
     24,700   Genesco, Inc.*.................       836,589
     16,950   Jos A Bank Clothiers,
                Inc.*(h).....................       406,122
     31,800   Phillips-Van Heusen Corp. .....     1,213,488
     28,000   Rocky Brands, Inc.*............       595,000
     25,513   Steven Madden, Ltd. ...........       755,695
     15,200   The Children's Place Retail
                Stores, Inc.*(h).............       912,760
     32,600   The Dress Barn, Inc.*..........       826,410
     42,600   The Stride Rite Corp. .........       561,894
     32,300   Too, Inc.*.....................     1,239,997
     19,094   Under Armour, Inc. -- Class
                A*...........................       813,786
                                               ------------
                                                  9,671,443
                                               ------------
              AUTOMOBILE: RETAIL -- 1.2%
     37,700   Copart, Inc.*..................       925,912
     42,500   Sonic Automotive, Inc. ........       942,650
                                               ------------
                                                  1,868,562
                                               ------------
              BANKS -- 2.9%
     18,200   BankUnited Financial
                Corp. -- Class A.............       555,464
     18,800   Central Pacific Financial
                Corp. .......................       727,560
     28,100   Corus Bankshares, Inc.(h)......       735,658
     22,700   First BanCorp -- Puerto Rico...       211,110
      3,500   First Citizens Bancshares,
                Inc. -- Class A..............       701,750
      6,346   Hanmi Financial Corp. .........       123,366
     29,600   Nara Bancorp, Inc. ............       555,000
     10,900   The South Financial Group,
                Inc. ........................       287,869
     15,200   United Community Banks,
                Inc. -- Georgia(h)...........       462,688
                                               ------------
                                                  4,360,465
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 1.6%
      8,495   Access Integrated Technologies,
                Inc. -- Class A*(h)..........        83,336
     33,000   Barrett Business Services,
                Inc.*........................       605,550
     28,300   Labor Ready, Inc.*.............       640,995

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES AND SUPPLIES (CONTINUED)
     18,500   Mobile Mini, Inc.*.............  $    541,310
     26,200   Paxar Corp.*...................       538,934
                                               ------------
                                                  2,410,125
                                               ------------
              CHEMICALS -- 1.3%
     24,806   A Schulman, Inc. ..............       567,809
     15,800   Albemarle Corp. ...............       756,504
     81,700   PolyOne Corp.*.................       717,326
                                               ------------
                                                  2,041,639
                                               ------------
              COMMERCIAL SERVICES -- 1.5%
     92,300   CBIZ, Inc.*....................       683,943
     23,000   Providence Service Corp.*......       626,290
     24,600   Steiner Leisure, Ltd. (Bahama
                Islands)*....................       972,438
                                               ------------
                                                  2,282,671
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 8.2%
    110,140   Actuate Corp.*.................       444,966
     39,900   Agilysys, Inc. ................       718,200
     15,800   ANSYS, Inc.*...................       755,556
     48,232   Aspen Technology, Inc.*........       632,804
     23,000   Avocent Corp.*.................       603,750
     10,300   Black Box Corp. ...............       394,799
     23,287   Blackbaud, Inc. ...............       528,615
     46,678   Bottomline Technologies,
                Inc.*........................       379,959
     11,300   Checkpoint Systems, Inc.*......       250,973
     32,576   Epicor Software Corp.*.........       343,025
     21,600   Hyperion Solutions Corp.*......       596,160
     55,000   Infocrossing, Inc.*(h).........       635,250
      7,100   Kronos, Inc.*..................       257,091
     42,500   Mentor Graphics Corp.*.........       551,650
     56,854   Nuance Communications, Inc.*...       571,951
     43,200   Omnicell, Inc.*................       597,024
     54,900   Quest Software, Inc.*..........       770,796
     65,800   Radiant Systems, Inc.*.........       695,506
     62,900   SumTotal Systems, Inc.*........       394,383
     25,000   The Ultimate Software Group,
                Inc.*........................       479,000
     27,200   Transaction Systems Architects,
                Inc. -- Class A*.............     1,133,968
     32,763   Xyratex, Ltd. (Bermuda)*.......       866,581
                                               ------------
                                                 12,602,007
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 5.0%
     36,600   Builders FirstSource, Inc.*....       745,176
     14,600   Cavco Industries, Inc.*........       648,824
     74,400   Champion Enterprises, Inc.*....       821,376
     16,300   Eagle Materials, Inc. .........       774,250

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES
                (CONTINUED)
     16,900   Granite Construction, Inc. ....  $    765,063
     31,217   Insituform Technologies,
                Inc. -- Class A*(h)..........       714,557
     20,300   NCI Building Systems, Inc.*....     1,079,351
     20,986   Simpson Manufacturing Company,
                Inc.(h)......................       756,545
     18,900   The Genlyte Group, Inc.*.......     1,368,927
                                               ------------
                                                  7,674,069
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.1%
     17,400   Craftmade International,
                Inc. ........................       291,450
     22,600   Ethan Allen Interiors, Inc. ...       826,030
     40,356   Kimball International,
                Inc. -- Class B..............       795,417
     20,300   The Toro Company...............       948,010
     31,400   Ultralife Batteries,
                Inc.*(h).....................       318,082
                                               ------------
                                                  3,178,989
                                               ------------
              CORRECTIONAL FACILITIES -- 0.7%
     21,500   Corrections Corp. of
                America*.....................     1,138,210
                                               ------------
              DISTRIBUTION -- 0.5%
     28,494   Central European Distribution
                Corp.*(h)....................       716,909
                                               ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 0.6%
     16,300   Chemed Corp. ..................       888,839
                                               ------------
              EDUCATION -- 0.3%
      4,500   Strayer Education, Inc. .......       437,040
                                               ------------
              ELECTRONICS -- 3.6%
     65,218   Aeroflex, Inc.*................       761,094
     77,291   Cirrus Logic, Inc.*............       629,149
     47,151   Comtech Group, Inc.*(h)........       524,791
     57,400   Micrel, Inc.*..................       574,574
     11,726   Multi-Fineline Electronix,
                Inc.*(h).....................       389,186
     28,294   Orbotech, Ltd. (Israel)*.......       648,781
     22,811   Park Electrochemical Corp. ....       587,383
     27,600   Technitrol, Inc. ..............       638,940
     52,940   TTM Technologies, Inc.*........       766,042
                                               ------------
                                                  5,519,940
                                               ------------
              ENGINEERING -- 0.3%
      9,100   EMCOR Group, Inc.*.............       442,897
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 0.7%
     15,400   Aleris International, Inc.*....       706,090
     13,700   Metal Management, Inc. ........       419,494
                                               ------------
                                                  1,125,584
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              EQUIPMENT RENTAL AND LEASING -- 0.6%
     36,700   Aaron Rents, Inc. .............  $    986,496
                                               ------------
              FINANCIAL SERVICES -- 0.8%
     22,500   CompuCredit Corp.*.............       864,900
      3,030   Encore Capital Group, Inc.*....        37,178
     56,500   W Holding Company,
                Inc. -- Puerto Rico(h).......       375,725
                                               ------------
                                                  1,277,803
                                               ------------
              FOOD AND BEVERAGE -- 0.2%
     23,700   M&F Worldwide Corp.*...........       381,570
                                               ------------
              INSURANCE -- 4.0%
     21,100   FPIC Insurance Group, Inc.*....       817,625
      8,100   Hanover Insurance Group,
                Inc. ........................       384,426
     17,529   Harleysville Group, Inc. ......       556,020
     23,300   Infinity Property & Casualty
                Corp. .......................       955,300
     16,000   Safety Insurance Group,
                Inc. ........................       760,800
     18,300   Selective Insurance Group,
                Inc. ........................     1,022,421
     14,900   Triad Guaranty, Inc.*..........       728,312
     22,100   Zenith National Insurance
                Corp. .......................       876,707
                                               ------------
                                                  6,101,611
                                               ------------
              INTERNET SERVICES -- 6.7%
    165,800   @Road, Inc.*...................       915,216
    146,600   Art Technology Group, Inc.*....       436,868
     39,200   Click Commerce, Inc.*(h).......       773,416
     16,000   CryptoLogic, Inc.
                (Canada)(h)..................       387,520
     41,500   Digitas, Inc.*.................       482,230
     83,600   LivePerson, Inc.*..............       405,460
     76,197   Packeteer, Inc.*...............       864,074
     47,600   Performance Technologies,
                Inc.*........................       328,440
     35,500   Priceline.com, Inc.*(h)........     1,060,030
     47,500   RADVision, Ltd. (Israel)*......       757,150
     27,100   Secure Computing Corp.*........       233,060
     52,100   SonicWALL, Inc.*...............       468,379
     81,100   Stellent, Inc. ................       774,505
     48,400   The TriZetto Group, Inc.*......       715,836
     31,800   Vignette Corp.*................       463,644
     80,000   webMethods, Inc.*..............       789,600
     13,400   Websense, Inc.*................       275,236
      3,977   WebSideStory, Inc.*............        48,519
                                               ------------
                                                 10,179,183
                                               ------------
              LEISURE AND RECREATION -- 0.7%
     13,200   Speedway Motorsports, Inc. ....       498,168
     20,700   WMS Industries, Inc.*(h).......       566,973
                                               ------------
                                                  1,065,141
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              MACHINERY -- 2.9%
     30,739   Columbus McKinnon Corp.*.......  $    668,266
     85,391   Flow International Corp.*(h)...     1,201,451
     21,400   Gardner Denver, Inc.*..........       823,900
     68,045   Presstek, Inc.*(h).............       633,499
     30,900   Wabtec Corp. ..................     1,155,660
                                               ------------
                                                  4,482,776
                                               ------------
              MANUFACTURING -- 4.8%
     34,300   Advanced Energy Industries,
                Inc.*........................       454,132
     10,800   Albany International
                Corp. -- Class A.............       457,812
      4,443   Ameron International Corp. ....       297,770
     40,960   Barnes Group, Inc. ............       817,151
     21,400   Brady Corp. -- Class A.........       788,376
     15,800   Ceradyne, Inc.*(h).............       781,942
     18,497   Griffon Corp.*.................       482,772
      8,000   Lincoln Electric Holdings,
                Inc. ........................       501,200
     17,700   Matthews International
                Corp. -- Class A.............       610,119
     71,000   Power-One, Inc.*...............       468,600
     13,921   Rofin-Sinar Technologies,
                Inc.*........................       800,040
     14,400   Rogers Corp.*..................       811,296
                                               ------------
                                                  7,271,210
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 8.5%
     15,600   Amedisys, Inc.*(h).............       591,240
     41,358   AMICAS, Inc.*..................       133,586
     39,300   Aspect Medical Systems,
                Inc.*........................       685,392
     32,600   Hologic, Inc.*.................     1,609,137
      8,900   ICU Medical, Inc.*.............       375,936
     43,600   inVentiv Health, Inc.*.........     1,254,808
     22,323   IRIS International, Inc.*......       293,771
     25,000   LHC Group, Inc.*...............       498,000
      2,689   Matria Healthcare, Inc.*(h)....        57,598
     30,700   Meridian Bioscience, Inc. .....       765,965
     39,878   Natus Medical, Inc.*...........       394,393
     27,600   Palomar Medical Technologies,
                Inc.*(h).....................     1,259,388
     43,100   Per-Se Technologies, Inc.*.....     1,085,258
     45,694   Phase Forward, Inc. ...........       526,395
     39,900   Res-Care, Inc.*................       798,000
     28,960   SurModics, Inc.*(h)............     1,045,746
     76,100   Third Wave Technologies*.......       226,778
     69,000   TriPath Imaging, Inc.*.........       456,780
     21,200   West Pharmaceutical Services,
                Inc. ........................       769,136
                                               ------------
                                                 12,827,307
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              METALS AND MINING -- 1.8%
     30,322   AMCOL International Corp. .....  $    798,985
      6,700   Carpenter Technology Corp. ....       773,850
     21,752   Gibraltar Industries, Inc. ....       630,808
     18,100   Mueller Industries, Inc. ......       597,843
                                               ------------
                                                  2,801,486
                                               ------------
              OIL AND GAS: EQUIPMENT -- 1.1%
     30,100   Superior Energy Services,
                Inc.*........................     1,020,390
     12,000   Veritas DGC, Inc.*.............       618,960
                                               ------------
                                                  1,639,350
                                               ------------
              OIL AND GAS: PIPELINES -- 0.5%
     22,600   Hornbeck Offshore Services,
                Inc.*........................       802,752
                                               ------------
              OIL, COAL AND GAS -- 4.5%
     30,925   Allis-Chalmers Energy, Inc.*...       420,271
      2,518   Bill Barrett Corp.*............        74,558
        947   Comstock Resources, Inc.*......        28,277
     11,000   Core Laboratories NV (the
                Netherlands)*................       671,440
      4,700   Giant Industries, Inc.*........       312,785
    100,800   Grey Wolf, Inc.*...............       776,160
     20,100   Helix Energy Solutions Group,
                Inc.*(h).....................       811,236
     26,600   KCS Energy, Inc.*..............       790,020
     13,000   Oceaneering International,
                Inc.*........................       596,050
     33,845   PetroQuest Energy, Inc.*.......       415,617
     30,000   Pioneer Drilling Company*......       463,200
     19,260   RPC, Inc. .....................       467,633
     16,600   TETRA Technologies, Inc.*......       502,814
     11,365   W-H Energy Services, Inc.*.....       577,683
        700   World Fuel Services Corp. .....        31,983
                                               ------------
                                                  6,939,727
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.3%
     26,100   Glatfelter.....................       414,207
                                               ------------
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 4.5%
     73,800   Arena Pharmaceuticals,
                Inc.*(h).....................       854,604
     28,800   Bentley Pharmaceuticals,
                Inc.*........................       315,648
     37,400   Cubist Pharmaceuticals,
                Inc.*........................       941,732
     34,700   Hi-Tech Pharmacal Company,
                Inc.*........................       574,979
     28,733   Kendle International, Inc.*....     1,055,363
     36,000   LifeCell Corp.*................     1,113,120
     38,500   PDL BioPharma, Inc.*(h)........       708,785
     22,633   PetMed Express, Inc.*..........       248,284

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS/RESEARCH AND DEVELOPMENT
                (CONTINUED)
     28,600   Sciele Pharma, Inc.*(h)........  $    663,234
     49,071   ViroPharma, Inc.*..............       422,992
                                               ------------
                                                  6,898,741
                                               ------------
              RETAIL -- 1.0%
     24,497   Conn's, Inc.*(h)...............       650,395
     20,000   First Cash Financial Services,
                Inc.*........................       395,000
     19,600   Movado Group, Inc. ............       449,820
                                               ------------
                                                  1,495,215
                                               ------------
              RETAIL: RESTAURANTS -- 2.3%
     17,690   Bob Evans Farms, Inc. .........       530,877
     16,100   CBRL Group, Inc. ..............       546,112
     42,600   Luby's, Inc.*..................       444,318
     13,900   Panera Bread Company  --
                Class A*(h)..................       934,636
     26,486   RARE Hospitality International,
                Inc.*........................       761,737
     15,900   Sonic Corp.*...................       330,561
                                               ------------
                                                  3,548,241
                                               ------------
              RETAIL: SUPERMARKETS -- 0.3%
     20,946   Wild Oats Markets, Inc.*.......       410,542
                                               ------------
              RUBBER PRODUCTS -- 0.2%
     16,314   Myers Industries, Inc. ........       280,438
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 2.3%
     14,700   Cymer, Inc.*...................       682,962
     23,400   FEI Company*...................       530,712
     28,000   Molecular Devices Corp.*.......       855,680
     17,800   Trimble Navigation, Ltd.*......       794,592
     23,923   Woodward Governor Company......       729,891
                                               ------------
                                                  3,593,837
                                               ------------
              SECURITY SERVICES -- 0.4%
     41,400   Ituran Location and Control,
                Ltd. (Israel)................       580,014
                                               ------------
              SEMICONDUCTORS -- 2.9%
     58,800   ANADIGICS, Inc.*(h)............       395,136
    153,800   Atmel Corp.*...................       853,589
     24,000   BTU International, Inc.*.......       325,680
     20,100   Credence Systems Corp.*........        70,350
     14,900   Cree, Inc.*(h).................       354,024
     25,100   Cypress Semiconductor
                Corp.*(h)....................       364,954
     25,800   Integrated Device Technology,
                Inc.*........................       365,844

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
     19,637   Kopin Corp.*...................  $     70,890
     60,136   MIPS Technologies, Inc.*.......       365,026
     11,295   Netlogic Microsystems,
                Inc.*(h).....................       364,264
     41,500   Photronics, Inc.*..............       614,200
     19,600   PortalPlayer, Inc.*............       192,276
     35,800   TriQuint Semiconductor,
                Inc.*........................       159,668
                                               ------------
                                                  4,495,901
                                               ------------
              SPORTING GOODS AND EQUIPMENT -- 0.3%
      3,063   Dick's Sporting Goods, Inc. ...       121,295
     13,800   Hibbett Sporting Goods,
                Inc.*........................       329,820
                                               ------------
                                                    451,115
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.7%
     55,549   Arris Group, Inc.*.............       728,803
     53,295   CalAmp Corp.*..................       473,793
     21,851   CommScope, Inc.*...............       686,558
     61,000   Ditech Networks, Inc.*.........       531,920
     35,800   General Cable Corp.*...........     1,253,000
     28,200   NICE Systems, Ltd. (ADR)
                (Israel)*....................       793,548
     49,200   Radyne Corp.*..................       559,896
     11,200   Tekelec*.......................       138,320
     43,300   Tollgrade Communications,
                Inc*.........................       420,010
     50,400   Westell Technologies,
                Inc. -- Class A*.............       110,376
                                               ------------
                                                  5,696,224
                                               ------------
              TRANSPORTATION -- 0.9%
     18,400   Hub Group, Inc. -- Class A*....       451,352
     22,800   Kansas City Southern*..........       631,560
     15,900   Marten Transport, Ltd.*........       345,666
                                               ------------
                                                  1,428,578
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $142,321,418)..........   144,891,246
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 13.0%
$19,876,959   Securities Lending Collateral
                Investment (Note 4)
                (Cost $19,876,959)...........    19,876,959
                                               ------------
              TOTAL SECURITIES
                (Cost $162,198,377)..........   164,768,205
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 5.6%
$ 8,493,672   With Investors Bank and Trust,
                dated 06/30/06, 4.76%, due
                07/03/06, repurchase proceeds
                at maturity $8,497,041
                (Collateralized by various
                Small Business
                Administrations,
                7.63% -- 7.88%, due
                01/25/27 -- 06/25/28, with a
                total value of $8,918,356)
                (Cost $8,493,672)............  $  8,493,672
                                               ------------
              Total Investments -- 113.3%
                (Cost $170,692,049)..........   173,261,877
              Liabilities less other
                assets -- (13.3)%............   (20,300,565)
                                               ------------
              NET ASSETS -- 100.0%...........  $152,961,312
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $170,692,049.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation...............  $11,602,671
Gross unrealized depreciation...............   (9,032,843)
                                              -----------
Net unrealized appreciation.................  $ 2,569,828
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 98.8%
              ADVERTISING -- 1.0%
     41,000   Omnicom Group, Inc. ...........  $  3,652,690
                                               ------------
              AEROSPACE AND DEFENSE -- 1.8%
     80,550   The Boeing Company.............     6,597,851
                                               ------------
              AGRICULTURE -- 1.5%
     64,400   Monsanto Company...............     5,421,836
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 1.8%
    213,020   Coach, Inc.*...................     6,369,298
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 1.2%
     42,640   Toyota Motor Corp. (ADR)
                (Japan)......................     4,459,718
                                               ------------
              BANKS -- 1.3%
     43,960   UBS AG (Switzerland)...........     4,822,412
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.9%
     98,000   Comcast Corp. -- Class A*......     3,208,520
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 1.1%
     79,560   Global Payments, Inc. .........     3,862,638
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 8.6%
    151,090   Apple Computer, Inc.*..........     8,630,260
     91,400   Citrix Systems, Inc.*..........     3,668,796
    219,410   Hewlett-Packard Company........     6,950,909
    184,700   Red Hat, Inc.*(h)..............     4,321,980
    154,430   Salesforce.com, Inc.*(h).......     4,117,104
    891,000   Sun Microsystems, Inc.*........     3,697,650
                                               ------------
                                                 31,386,699
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.1%
      3,280   Cemex SA de CV (ADR)
                (Mexico)*....................       186,862
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.9%
    107,490   Avon Products, Inc. ...........     3,332,190
                                               ------------
              DIVERSIFIED OPERATIONS AND SERVICES -- 5.7%
    464,200   General Electric Company.......    15,300,032
     56,800   Textron, Inc. .................     5,235,824
                                               ------------
                                                 20,535,856
                                               ------------
              FINANCIAL SERVICES -- 4.5%
     12,000   Chicago Mercantile Exchange
                Holdings, Inc. ..............     5,893,801
    362,140   The Charles Schwab Corp. ......     5,786,997
     31,310   The Goldman Sachs Group,
                Inc. ........................     4,709,963
                                               ------------
                                                 16,390,761
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 2.9%
    149,640   Archer-Daniels-Midland
                Company......................  $  6,177,139
     23,300   Hansen Natural Corp.*(h).......     4,435,621
                                               ------------
                                                 10,612,760
                                               ------------
              INTERNET SERVICES -- 9.5%
    140,000   Akamai Technologies,
                Inc.*(h).....................     5,066,600
    628,390   Cisco Systems, Inc.*...........    12,272,456
     27,630   Google, Inc. -- Class A*.......    11,586,088
    181,800   YAHOO!, Inc.*..................     5,999,400
                                               ------------
                                                 34,924,544
                                               ------------
              LEISURE AND RECREATION -- 7.0%
    140,200   International Game
                Technology...................     5,319,188
     67,900   Las Vegas Sands Corp.*.........     5,286,694
    124,840   Scientific Games Corp. --
                Class A*.....................     4,446,801
    100,400   Starwood Hotels & Resorts
                Worldwide, Inc. .............     6,058,136
     61,000   Station Casinos, Inc. .........     4,152,880
                                               ------------
                                                 25,263,699
                                               ------------
              MACHINERY -- 3.2%
     58,000   Caterpillar, Inc. .............     4,319,840
     53,680   Joy Global, Inc. ..............     2,796,191
     65,080   Rockwell Automation, Inc. .....     4,686,411
                                               ------------
                                                 11,802,442
                                               ------------
              MANUFACTURING -- 1.0%
     75,900   Roper Industries, Inc. ........     3,548,325
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 5.7%
     56,100   Covance, Inc.*.................     3,434,442
     77,440   DaVita, Inc.*..................     3,848,768
     22,110   Henry Schein, Inc.*............     1,033,200
     40,100   Intuitive Surgical, Inc.*(h)...     4,730,597
     63,200   Quest Diagnostics, Inc. .......     3,786,944
     81,200   ResMed, Inc.*..................     3,812,340
                                               ------------
                                                 20,646,291
                                               ------------
              METALS AND MINING -- 2.2%
     62,270   Allegheny Technologies,
                Inc. ........................     4,311,575
     89,070   Tenaris SA (ADR)...............     3,606,444
                                               ------------
                                                  7,918,019
                                               ------------
              OIL AND GAS: EQUIPMENT -- 0.7%
     40,000   National-Oilwell Varco,
                Inc.*........................     2,532,800
                                               ------------
              OIL, COAL AND GAS -- 0.8%
     45,400   Valero Energy Corp. ...........     3,020,008
                                               ------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS/RESEARCH AND
                DEVELOPMENT -- 10.5%
     42,070   Allergan, Inc.(h)..............  $  4,512,428
     85,400   AstraZeneca PLC (ADR) (United
                Kingdom).....................     5,108,628
    155,000   Celgene Corp.*.................     7,351,650
     60,860   Express Scripts, Inc.*.........     4,366,096
     49,240   Genentech, Inc.*...............     4,027,832
    151,250   Gilead Sciences, Inc.*.........     8,947,950
     91,100   Shire PLC (ADR) (United
                Kingdom).....................     4,029,353
                                               ------------
                                                 38,343,937
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 1.0%
    146,700   CB Richard Ellis Group, Inc. --
                Class A*.....................     3,652,830
                                               ------------
              RETAIL -- 1.0%
     64,800   Best Buy Company, Inc. ........     3,553,632
                                               ------------
              RETAIL: RESTAURANTS -- 2.8%
    153,030   Starbucks Corp.*...............     5,778,413
     87,300   YUM! Brands, Inc. .............     4,388,571
                                               ------------
                                                 10,166,984
                                               ------------
              RETAIL: SUPERMARKETS -- 1.3%
     70,620   Whole Foods Market, Inc. ......     4,564,877
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.2%
    121,980   Thermo Electron Corp.*(h)......     4,420,555
                                               ------------
              SEMICONDUCTORS -- 8.7%
    454,500   Applied Materials, Inc. .......     7,399,260
    193,340   Broadcom Corp. -- Class A*.....     5,809,867
    436,000   Intel Corp. ...................     8,262,200
    118,600   MEMC Electronic Materials,
                Inc.*(h).....................     4,447,500
    388,980   Micron Technology, Inc.*.......     5,858,039
                                               ------------
                                                 31,776,866
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 6.8%
    299,270   Corning, Inc.*.................     7,239,341
  1,530,290   JDS Uniphase Corp.*(h).........     3,871,634
     83,490   NII Holdings, Inc.*............     4,707,166
    220,760   QUALCOMM, Inc. ................     8,845,853
                                               ------------
                                                 24,663,994
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              TRANSPORTATION -- 2.1%
     61,500   CH Robinson Worldwide, Inc. ...  $  3,277,950
     60,400   CSX Corp. .....................     4,254,576
                                               ------------
                                                  7,532,526
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $324,694,809)................   359,172,420
                                               ------------
 PRINCIPAL
 ---------
              SECURITIES LENDING COLLATERAL -- 9.7%
$35,186,388   Securities Lending Collateral
                Investment (Note 4) (Cost
                $35,186,388).................    35,186,388
                                               ------------
              TOTAL SECURITIES (Cost
                $359,881,197)................   394,358,808
                                               ------------
              REPURCHASE AGREEMENTS -- 3.0%
 10,908,030   With Investors Bank and Trust,
                dated 06/30/06, 4.76%, due
                07/03/06, repurchase proceeds
                at maturity $10,912,357
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                4.23% due 07/01/33, with a
                value of $6,710,014 and Small
                Business Administration,
                7.63%, due 02/25/27, with a
                value of $4,743,417) (Cost
                $10,908,030).................    10,908,030
                                               ------------
              Total Investments -- 111.5%
                (Cost $370,789,227)..........   405,266,838
              Liabilities less other
                assets -- (11.5)%............   (41,902,621)
                                               ------------
              NET ASSETS -- 100.0%...........  $363,364,217
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $370,789,227.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 44,584,406
    Gross unrealized depreciation..........   (10,106,795)
                                             ------------
    Net unrealized appreciation............  $ 34,477,611
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 91.8%
              ADVERTISING -- 1.9%
$ 3,555,000   Advanstar Communications, Inc.,
                10.75%, 08/15/10.............  $  3,830,513
    470,000   Affinion Group, Inc. -- 144A,
                10.13%, 10/15/13.............       474,700
    660,000   Affinion Group, Inc. -- 144A,
                11.50%, 10/15/15.............       650,100
  2,680,000   RH Donnelley Corp. -- 144A,
                6.88%, 01/15/13..............     2,479,000
  1,080,000   RH Donnelley Corp. -- 144A,
                8.88%, 01/15/16..............     1,094,850
                                               ------------
                                                  8,529,163
                                               ------------
              AEROSPACE AND DEFENSE -- 0.4%
    395,000   Argo-Tech Corp.,
                9.25%, 06/01/11..............       408,825
    415,000   Armor Holdings, Inc.,
                8.25%, 08/15/13..............       431,600
    980,000   DRS Technologies, Inc.,
                7.63%, 02/01/18..............       980,000
                                               ------------
                                                  1,820,425
                                               ------------
              AGRICULTURAL EQUIPMENT -- 0.7%
  3,035,000   Case New Holland, Inc.,
                9.25%, 08/01/11..............     3,209,513
                                               ------------
              AIRLINES -- 0.7%
  1,700,000   American Airlines, Inc., Series
                2001-2,
                7.80%, 10/01/06..............     1,703,188
    831,490   Continental Airlines, Inc.,
                Series 2001-1,
                7.03%, 06/15/11..............       812,242
    500,000   Delta Air Lines, Inc.,
                7.90%, 12/15/09(i)...........       143,750
    320,000   Delta Air Lines, Inc. -- 144A,
                9.50%, 11/18/08(i)...........       322,400
                                               ------------
                                                  2,981,580
                                               ------------
              APPAREL: MANUFACTURING AND RETAIL -- 4.9%
  4,035,000   Levi Strauss & Company,
                12.25%, 12/15/12.............     4,478,849
  2,940,000   Levi Strauss & Company,
                Floating Rate,
                9.74%, 04/01/12(b)...........     3,006,150
  3,175,000   Neiman Marcus Group, Inc. --
                144A,
                9.00%, 10/15/15..............     3,333,750
  1,405,000   Neiman Marcus Group, Inc. --
                144A,
                10.38%, 10/15/15.............     1,499,838
  2,695,000   Oxford Industries, Inc.,
                8.88%, 06/01/11..............     2,708,475
  2,780,000   Perry Ellis International,
                Inc., Series B,
                8.88%, 09/15/13..............     2,738,300

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              APPAREL: MANUFACTURING AND RETAIL (CONTINUED)
$ 1,830,000   Phillips Van-Heusen Corp.,
                7.25%, 02/15/11..............  $  1,820,850
    685,000   Phillips Van-Heusen Corp.,
                8.13%, 05/01/13..............       703,838
    170,000   Quiksilver, Inc.,
                6.88%, 04/15/15..............       158,950
  1,065,000   Russell Corp.,
                9.25%, 05/01/10..............     1,119,581
                                               ------------
                                                 21,568,581
                                               ------------
              AUTOMOBILE: RENTAL -- 1.3%
  4,335,000   Hertz Corp. -- 144A,
                8.88%, 01/01/14..............     4,465,050
  1,100,000   Hertz Corp. -- 144A,
                10.50%, 01/01/16.............     1,171,500
                                               ------------
                                                  5,636,550
                                               ------------
              AUTOMOBILE: RETAIL -- 0.2%
    660,000   AutoNation, Inc. -- 144A,
                Floating Rate,
                7.04%, 04/15/13(b)...........       660,000
                                               ------------
              AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                EQUIPMENT -- 1.9%
  2,610,000   Collins & Aikman Products
                Company, Series B,
                9.75%, 02/15/10..............     2,577,374
    395,000   Commercial Vehicle Group,
                8.00%, 07/01/13..............       380,188
    270,000   Keystone Automotive Operations,
                Inc.,
                9.75%, 11/01/13..............       256,500
    260,000   Rexnord Corp.,
                10.13%, 12/15/12.............       287,908
  1,000,000   Tenneco Automotive, Inc.,
                8.63%, 11/15/14..............     1,002,500
  2,195,000   Tenneco Automotive, Inc.,
                Series B,
                10.25%, 07/15/13.............     2,417,244
    354,000   TRW Automotive, Inc.,
                11.00%, 02/15/13.............       388,515
    680,000   Visteon Corp.,
                8.25%, 08/01/10..............       639,200
    370,000   Visteon Corp.,
                7.00%, 03/10/14..............       303,863
                                               ------------
                                                  8,253,292
                                               ------------
              BROADCAST SERVICES/MEDIA -- 4.5%
    620,000   Adelphia Communications,
                10.25%, 11/01/06(i)..........       334,800
    840,000   Adelphia Communications,
                10.25%, 06/15/11(i)..........       487,200
    305,000   Adelphia Communications, Series
                B,
                9.25%, 10/01/02(i)(m)........       165,463

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$ 1,025,000   Cablevision Systems Corp.,
                Class B, Floating Rate,
                9.62%, 04/01/09(k)...........  $  1,091,625
  5,970,000   CCO Holdings LLC/Capital Corp.,
                8.75%, 11/15/13..............     5,850,599
    980,000   CSC Holdings, Inc.,
                7.25%, 07/15/08..............       986,125
    405,000   CSC Holdings, Inc., Series B,
                7.63%, 04/01/11..............       407,025
  4,700,000   Insight Communications Company,
                Inc.,
                12.25%, 02/15/11.............     4,982,000
    805,000   Kabel Deutschland GMBH -- 144A
                (Germany),
                10.63%, 07/01/14.............       853,300
    715,000   LBI Media, Inc.,
                10.13%, 07/15/12.............       765,050
    570,000   LBI Media, Inc.,
                zero coupon, 10/15/13(g).....       464,550
  1,030,000   Nexstar Financial Holdings LLC,
                Inc.,
                zero coupon, 04/01/13(g).....       839,450
  2,885,000   Sirius Satellite Radio, Inc.,
                9.63%, 08/01/13..............     2,719,113
                                               ------------
                                                 19,946,300
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 0.1%
    275,000   Affinity Group, Inc.,
                9.00%, 02/15/12..............       275,000
                                               ------------
              CHEMICALS -- 3.9%
  1,210,000   Equistar Chemical/Funding,
                10.63%, 05/01/11.............     1,305,288
  1,086,000   Huntsman LLC,
                11.63%, 10/15/10.............     1,205,460
    760,000   IMC Global, Inc.,
                10.88%, 08/01/13.............       849,300
  1,675,000   IMC Global, Inc., Series B,
                11.25%, 06/01/11.............     1,775,500
  3,400,000   Ineos Group Holdings PLC --
                144A (United Kingdom),
                8.50%, 02/15/16..............     3,200,249
    320,000   Lyondell Chemical Company,
                11.13%, 07/15/12.............       348,800
  1,301,000   Lyondell Chemical Company,
                10.50%, 06/01/13.............     1,437,605
    830,000   Nova Chemicals Corp. (Canada),
                Floating Rate,
                8.41%, 11/15/13(k)...........       827,925
  2,900,000   OM Group, Inc.,
                9.25%, 12/15/11..............     3,001,500
  1,100,000   PolyOne Corp.,
                10.63%, 05/15/10.............     1,188,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CHEMICALS (CONTINUED)
$   365,000   PolyOne Corp.,
                8.88%, 05/01/12..............  $    368,194
    380,000   PQ Corp.,
                7.50%, 02/15/13..............       359,100
  1,148,000   Rockwood Specialties Corp.,
                10.63%, 05/15/11.............     1,232,665
                                               ------------
                                                 17,099,586
                                               ------------
              COMPUTER EQUIPMENT, SOFTWARE AND
                SERVICES -- 1.5%
    475,000   Activant Solutions,
                Inc. -- 144A,
                9.50%, 05/01/16..............       461,938
  1,800,000   Interface, Inc.,
                10.38%, 02/01/10.............     1,977,749
    170,000   Interface, Inc.,
                9.50%, 02/01/14..............       176,375
  1,685,000   SunGard Data Systems, Inc. --
                144A,
                9.13%, 08/15/13..............     1,756,613
  1,414,000   SunGard Data Systems, Inc. --
                144A,
                10.25%, 08/15/15.............     1,468,793
    840,000   SunGard Data Systems, Inc. --
                144A, Floating Rate,
                9.43%, 08/15/13(k)...........       883,050
                                               ------------
                                                  6,724,518
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.7%
  2,025,000   Dayton Superior Corp.,
                10.75%, 09/15/08.............     2,065,500
    861,000   Goodman Global Holdings, Series
                B, Floating Rate,
                8.33%, 06/15/12(k)...........       865,305
    650,000   Interline Brands, Inc.,
                8.13%, 06/15/14..............       651,625
  2,885,000   Nortek, Inc.,
                8.50%, 09/01/14..............     2,805,663
    930,000   NTK Holdings, Inc.,
                zero coupon, 03/01/14(g).....       677,738
  1,280,000   Panolam Industries
                International -- 144A,
                10.75%, 10/01/13.............     1,248,000
  3,000,000   RMCC Acquisition Company --
                144A,
                9.50%, 11/01/12..............     3,134,999
    330,000   Stanley-Martin Communities LLC,
                9.75%, 08/15/15..............       283,800
                                               ------------
                                                 11,732,630
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSUMER GOODS AND SERVICES -- 0.4%
$   630,000   Fedders North America,
                9.88%, 03/01/14..............  $    496,125
    755,000   Steinway Musical Instruments --
                144A,
                7.00%, 03/01/14..............       734,238
    358,000   WH Holdings, Ltd./WH Capital
                Corp.,
                9.50%, 04/01/11..............       393,800
                                               ------------
                                                  1,624,163
                                               ------------
              CONTAINERS AND PACKAGING -- 0.2%
    865,000   Intertape Polymer US, Inc.,
                8.50%, 08/01/14..............       800,125
    285,000   Stone Container Finance Company
                of Canada (Canada),
                7.38%, 07/15/14..............       253,650
                                               ------------
                                                  1,053,775
                                               ------------
              DISTRIBUTION -- 0.2%
    916,000   Jafra Cosmetics International,
                10.75%, 05/15/11.............       986,990
                                               ------------
              EDUCATION -- 0.8%
  1,350,000   Education Management LLC --
                144A,
                8.75%, 06/01/14..............     1,343,250
  1,640,000   Education Management LLC --
                144A,
                10.25%, 06/01/16.............     1,640,000
    740,000   Knowledge Learning Center --
                144A,
                7.75%, 02/01/15..............       680,800
                                               ------------
                                                  3,664,050
                                               ------------
              ELECTRONICS -- 0.1%
    550,000   Muzak LLC,
                10.00%, 02/15/09.............       464,750
                                               ------------
              ENVIRONMENTAL WASTE MANAGEMENT AND RECYCLING
                SERVICES -- 1.1%
  1,225,000   Aleris International, Inc.,
                10.38%, 10/15/10.............     1,329,125
    881,000   Aleris International, Inc.,
                9.00%, 11/15/14..............       900,823
  1,150,000   Allied Waste North America,
                Inc.,
                7.25%, 03/15/15..............     1,104,000
  1,555,000   Waste Services, Inc.,
                9.50%, 04/15/14..............     1,578,325
                                               ------------
                                                  4,912,273
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              EQUIPMENT RENTAL AND LEASING -- 0.6%
$   100,000   United Rentals North America,
                Inc.,
                6.50%, 02/15/12..............  $     95,000
    365,000   United Rentals North America,
                Inc.,
                7.75%, 11/15/13..............       348,575
  2,400,000   United Rentals North America,
                Inc.,
                7.00%, 02/15/14..............     2,205,000
                                               ------------
                                                  2,648,575
                                               ------------
              FINANCIAL SERVICES -- 5.6%
  2,050,000   Alamosa Delaware, Inc.,
                11.00%, 07/31/10.............     2,255,000
  1,335,000   BCP US Crystal Holdings Corp.,
                9.63%, 06/15/14..............     1,455,150
    315,000   E*TRADE Financial Corp.,
                8.00%, 06/15/11..............       322,875
  1,765,000   Ford Motor Credit Company,
                6.63%, 06/16/08..............     1,680,661
  3,090,000   Ford Motor Credit Company,
                7.38%, 10/28/09..............     2,858,853
  1,465,000   Ford Motor Credit Company,
                7.88%, 06/15/10..............     1,352,557
  5,220,000   Ford Motor Credit Company,
                Floating Rate,
                8.15%, 11/02/07(b)...........     5,216,711
  1,060,000   General Motors Acceptance
                Corp.,
                6.13%, 09/15/06..............     1,058,485
    935,000   General Motors Acceptance
                Corp.,
                5.13%, 05/09/08..............       896,119
    470,000   General Motors Acceptance
                Corp.,
                5.85%, 01/14/09..............       450,802
    170,000   General Motors Acceptance
                Corp.,
                7.00%, 02/01/12..............       161,546
  4,410,000   General Motors Acceptance
                Corp.,
                8.00%, 11/01/31..............     4,249,855
  2,380,000   Residential Capital
                Corp. -- 144A, Floating Rate,
                7.34%, 04/17/09(b)...........     2,381,652
                                               ------------
                                                 24,340,266
                                               ------------
              FOOD AND BEVERAGE -- 2.3%
  3,725,000   ASG Consolidated LLC/ASG
                Finance, Inc.,
                zero coupon, 11/01/11(g).....     3,156,938
  2,475,000   Dean Foods Company,
                7.00%, 06/01/16..............     2,406,938
  1,415,000   Pierre Foods, Inc.,
                9.88%, 07/15/12..............     1,446,838
  3,240,000   Pinnacle Foods Holding Corp.,
                8.25%, 12/01/13..............     3,199,499
                                               ------------
                                                 10,210,213
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FUNERAL SERVICES -- 0.2%
$ 1,090,000   Service Corp. International --
                144A,
                7.00%, 06/15/17..............  $  1,024,600
                                               ------------
              INSURANCE -- 0.4%
  1,865,000   Multiplan, Inc. -- 144A,
                10.38%, 04/15/16.............     1,897,638
                                               ------------
              LEISURE AND RECREATION -- 9.2%
  2,365,000   AMC Entertainment, Inc.,
                9.88%, 02/01/12..............     2,365,000
    820,000   AMC Entertainment, Inc.,
                11.00%, 02/01/16.............       881,500
    270,000   AMC Entertainment, Inc.,
                Floating Rate,
                9.42%, 08/15/10(b)...........       279,450
    172,437   Eldorado Casino Shreveport,
                10.00%, 08/01/12.............       149,158
  3,025,000   GreekTown Holdings -- 144A,
                10.75%, 12/01/13.............     3,206,500
    970,000   HRP Myrtle Beach Holdings/
                CA -- 144A,
                14.50%, 04/01/14(l)..........       996,675
    945,000   HRP Myrtle Beach Operations --
                144A,
                12.50%, 04/01/13.............       949,725
  1,730,000   HRP Myrtle Beach Operations --
                144A, Floating Rate,
                9.82%, 04/01/12(k)...........     1,721,350
  1,870,000   Inn of The Mountain Gods,
                12.00%, 11/15/10.............     1,996,225
  4,430,000   Kerzner International (Bahama
                Islands),
                6.75%, 10/01/15..............     4,645,962
    890,000   Majestic Holdco, LLC -- 144A,
                zero coupon, 10/15/11(g).....       667,500
  1,500,000   MGM MIRAGE,
                6.63%, 07/15/15..............     1,406,250
    460,000   Mohegan Tribal Gaming
                Authority,
                8.00%, 04/01/12..............       469,775
  2,275,000   OED Corp./Diamond JO,
                8.75%, 04/15/12..............     2,300,594
  1,330,000   San Pasqual Casino -- 144A,
                8.00%, 09/15/13..............     1,333,325
  2,875,000   Six Flags, Inc.,
                8.88%, 02/01/10..............     2,745,625
    735,000   Six Flags, Inc.,
                9.63%, 06/01/14..............       672,525
    610,000   The Majestic Star Casino LLC,
                9.50%, 10/15/10..............       642,025
  1,080,000   The Majestic Star Casino LLC/
                The Majestic Star Casino
                Capital Corp. -- 144A,
                9.75%, 01/15/11..............     1,088,100
  5,965,000   Trump Entertainment Resorts,
                Inc.,
                8.50%, 06/01/15..............     5,763,680

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$ 1,035,000   Tunica-Biloxi Gaming
                Authority -- 144A,
                9.00%, 11/15/15..............  $  1,066,050
  1,821,000   Waterford Gaming LLC -- 144A,
                8.63%, 09/15/12..............     1,930,260
  2,715,000   Wynn Las Vegas LLC/Capital
                Corp.,
                6.63%, 12/01/14..............     2,572,463
                                               ------------
                                                 39,849,717
                                               ------------
              MACHINERY -- 1.5%
  1,225,000   Allis Chalmers Energy,
                Inc. -- 144A,
                9.00%, 01/15/14..............     1,231,125
  2,780,000   Case New Holland, Inc. -- 144A,
                7.13%, 03/01/14..............     2,668,800
    830,000   Chart Industries, Inc. -- 144A,
                9.13%, 10/15/15..............       850,750
    905,000   Stewart & Stevenson LLC --
                144A,
                10.00%, 07/15/14.............       914,050
    305,000   The Manitowoc Company, Inc.,
                10.50%, 08/01/12.............       332,450
    610,000   Thermadyne Holdings Corp.,
                9.25%, 02/01/14..............       558,150
                                               ------------
                                                  6,555,325
                                               ------------
              MANUFACTURING -- 1.4%
    985,000   Amsted Industries,
                Inc. -- 144A,
                10.25%, 10/15/11.............     1,058,875
  3,585,000   Dresser, Inc.,
                9.88%, 04/15/11..............     3,647,737
     10,000   Koppers, Inc.,
                9.88%, 10/15/13..............        10,775
    575,000   Nutro Products, Inc. -- 144A,
                10.75%, 04/15/14.............       594,406
    380,000   Nutro Products, Inc. -- 144A,
                Floating Rate,
                9.23%, 10/15/13(k)...........       389,025
    305,000   Samsonite Corp.,
                8.88%, 06/01/11..............       317,963
    720,000   Venture Holdings Trust, Series
                B, 9.50%, 07/01/05(i)(m).....         6,300
                                               ------------
                                                  6,025,081
                                               ------------
              MEDICAL EQUIPMENT, SUPPLIES, AND
                SERVICES -- 4.9%
  2,625,000   Accellent, Inc., 10.50%,
                12/01/13.....................     2,697,187
  1,485,000   CDRV Investors, Inc., zero
                coupon, 01/01/15(g)..........     1,009,800
    270,000   Concentra Operating Corp.,
                9.50%, 08/15/10..............       280,800
    220,000   Concentra Operating Corp.,
                9.13%, 06/01/12..............       228,800

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES
                (CONTINUED)
$ 1,335,000   Encore Medical IHC, Inc.,
                9.75%, 10/01/12..............  $  1,348,350
    870,000   Inverness Medical Innovations,
                8.75%, 02/15/12..............       848,250
    910,000   National Mentor
                Holdings -- 144A,
                11.25%, 07/01/14.............       930,475
  1,170,000   Norcross Safety Products LLC --
                Series B,
                9.88%, 08/15/11..............     1,219,725
    985,000   Res-Care, Inc.,
                7.75%, 10/15/13..............       982,538
  2,070,562   Safety Products Holdings,
                Series B,
                11.75%, 01/01/12(l)(n).......     2,042,092
  1,300,000   Tenet Healthcare Corp.,
                6.50%, 06/01/12..............     1,153,750
    975,000   Tenet Healthcare Corp.,
                9.88%, 07/01/14..............       979,875
    185,000   Tenet Healthcare Corp. -- 144A,
                9.25%, 02/01/15..............       182,225
    945,000   Triad Hospitals, Inc.,
                7.00%, 05/15/12..............       945,000
  1,115,000   Triad Hospitals, Inc.,
                7.00%, 11/15/13..............     1,089,913
    575,000   US Oncology Holdings, Inc.,
                Floating Rate,
                10.32%, 03/15/15(k)..........       589,375
  1,570,000   US Oncology, Inc.,
                9.00%, 08/15/12..............     1,640,650
  1,345,000   US Oncology, Inc.,
                10.75%, 08/15/14.............     1,466,050
  1,985,000   VWR International, Inc.,
                8.00%, 04/15/14..............     1,937,856
                                               ------------
                                                 21,572,711
                                               ------------
              METALS AND MINING -- 1.8%
  1,349,000   Ispat Inland ULC (Canada),
                9.75%, 04/01/14..............     1,489,322
  1,635,000   Mueller Group, Inc.,
                10.00%, 05/01/12.............     1,765,800
  1,240,000   Mueller Holdings (NA), Inc.,
                zero coupon, 04/15/14(g).....     1,047,800
  1,580,000   Novelis, Inc. -- 144A (Canada),
                8.00%, 02/15/15..............     1,524,700
  2,050,000   Rathgibson, Inc. -- 144A,
                11.25%, 02/15/14.............     2,121,750
                                               ------------
                                                  7,949,372
                                               ------------
              OIL AND GAS: PIPELINES -- 2.1%
    320,000   Copano Energy LLC -- 144A,
                8.13%, 03/01/16..............       320,000
  1,550,000   Dynegy Holdings, Inc.,
                7.63%, 10/15/26..............     1,364,000
  1,895,000   Dynegy Holdings, Inc. -- 144A,
                8.38%, 05/01/16..............     1,876,050

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS: PIPELINES (CONTINUED)
$   105,000   El Paso Corp.,
                7.50%, 08/15/06..............  $    105,394
    740,000   El Paso Corp.,
                9.63%, 05/15/12..............       812,150
    380,000   Northwest Pipeline Corp.,
                8.13%, 03/01/10..............       397,100
  1,120,000   Semgroup LP -- 144A,
                8.75%, 11/15/15..............     1,120,000
  2,510,000   Transmontaigne, Inc.,
                9.13%, 06/01/10..............     2,679,424
    375,000   Williams Companies, Inc.,
                8.75%, 03/15/32..............       409,688
                                               ------------
                                                  9,083,806
                                               ------------
              OIL, COAL AND GAS -- 2.5%
    415,000   Alpha Natural Resources,
                10.00%, 06/01/12.............       446,125
    490,000   Clayton William Energy,
                7.75%, 08/01/13..............       453,250
    160,000   El Paso Production Holding
                Company,
                7.75%, 06/01/13..............       162,000
    685,000   Encore Acquisition Corp.,
                7.25%, 12/01/17..............       661,025
    695,000   Giant Industries, Inc.,
                8.00%, 05/15/14..............       689,788
    390,000   Ocean Rig Norway AS -- 144A
                (Norway),
                8.38%, 07/01/13..............       401,700
    525,000   Parker Drilling Company,
                9.63%, 10/01/13..............       572,250
  1,125,000   Petrobras International Finance
                (Cayman Islands),
                9.13%, 07/02/13..............     1,254,375
    175,000   Petrobras International Finance
                (Cayman Islands),
                7.75%, 09/15/14..............       182,438
  2,715,000   Petrohawk Energy Corp. -- 144A,
                9.13%, 07/15/13..............     2,714,999
    655,000   Quicksilver Resources, Inc.,
                7.13%, 04/01/16..............       617,338
    440,000   Ram Energy, Inc.,
                11.50%, 02/15/08.............       463,650
  2,360,000   United Refining Company,
                10.50%, 08/15/12.............     2,454,400
                                               ------------
                                                 11,073,338
                                               ------------
              PAPER AND FOREST PRODUCTS -- 2.5%
    820,000   Abitibi Consolidated, Inc.
                (Canada),
                6.95%, 04/01/08..............       798,475
  1,185,000   Georgia-Pacific Corp.,
                9.50%, 12/01/11..............     1,244,250

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PAPER AND FOREST PRODUCTS (CONTINUED)
$ 6,700,000   Georgia-Pacific Corp.,
                5.30%, 12/23/13..............  $  6,764,742
  1,260,000   NewPage Corp.,
                10.00%, 05/01/12.............     1,310,400
    855,000   NewPage Corp., Floating Rate,
                11.40%, 05/01/12(b)..........       936,225
                                               ------------
                                                 11,054,092
                                               ------------
              PRINTING AND PUBLISHING -- 3.1%
  3,300,000   American Media Operations,
                Inc., Series B,
                10.25%, 05/01/09.............     3,093,750
  2,281,634   CanWest Media, Inc. (Canada),
                8.00%, 09/15/12..............     2,270,226
    410,000   CBD Media LLC/CBD Finance,
                Inc.,
                8.63%, 06/01/11..............       410,000
  1,241,000   Dex Media West Finance Company,
                Series B,
                9.88%, 08/15/13..............     1,351,133
  3,795,000   Houghton Mifflin Company,
                9.88%, 02/01/13..............     3,956,287
  1,500,000   Houghton Mifflin Company, zero
                coupon, 10/15/13(g)..........     1,245,000
    475,000   MediaNews Group, Inc.,
                6.88%, 10/01/13..............       434,625
  1,000,000   Primedia, Inc., Floating Rate,
                10.55%, 05/15/10(b)..........     1,026,250
                                               ------------
                                                 13,787,271
                                               ------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.2%
    915,000   HydroChem Industrial Services,
                Inc. -- 144A,
                9.25%, 02/15/13..............       887,550
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.2%
    350,000   FelCor Lodging LP, Floating
                Rate,
                9.57%, 06/01/11(k)...........       362,250
    150,000   Host Marriott LP, Series O,
                6.38%, 03/15/15..............       141,750
    485,000   Ventas Realty LP/Ventas Capital
                Corp.,
                7.13%, 06/01/15..............       487,425
                                               ------------
                                                    991,425
                                               ------------
              RETAIL -- 3.4%
    515,000   General Nutrition Centers,
                Inc.,
                8.63%, 01/15/11..............       518,219
  4,540,000   GSC Holdings Corp.,
                8.00%, 10/01/12..............     4,562,699
  4,090,000   GSC Holdings Corp., Floating
                Rate,
                8.87%, 10/01/11(b)...........     4,222,925

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              RETAIL (CONTINUED)
$ 2,440,000   Rite Aid Corp.,
                8.13%, 05/01/10..............  $  2,464,400
  2,845,000   Rite Aid Corp. -- 144A,
                6.13%, 12/15/08..............     2,766,763
    380,000   The Jean Coutu Group (PJC),
                Inc. (Canada),
                8.50%, 08/01/14..............       351,500
                                               ------------
                                                 14,886,506
                                               ------------
              RETAIL: RESTAURANTS -- 0.5%
  1,140,000   EPL Finance Corp. -- 144A,
                11.75%, 11/15/13.............     1,308,150
  1,050,000   NPC International,
                Inc. -- 144A,
                9.50%, 05/01/14..............     1,021,125
                                               ------------
                                                  2,329,275
                                               ------------
              SEMICONDUCTORS -- 0.2%
    635,000   Avago Technologies Finance --
                144A (Singapore),
                10.13%, 12/01/13.............       671,513
                                               ------------
              SPECIAL PURPOSE ENTITY -- 7.8%
  1,010,000   Altra Industrial Motion,
                9.00%, 12/01/11..............     1,020,100
  2,100,000   AMR Holding Company/Emcare
                Holding Company,
                10.00%, 02/15/15.............     2,210,250
    890,000   Aventine Renewable Energy
                Holdings, Inc. -- 144A,
                Floating Rate,
                11.33%, 12/15/11(b)..........       938,950
    645,000   CCM Merger, Inc. -- 144A,
                8.00%, 08/01/13..............       612,750
  1,200,000   Chukchansi Economic Development
                Authority -- 144A, Floating
                Rate,
                8.78%, 11/15/12(k)...........     1,230,000
    450,000   CPI Holdco, Inc., Floating
                Rate,
                10.56%, 02/01/15(k)..........       461,250
  1,381,000   Crystal US Holdings 3 LLC/
                Crystal US Sub 3 Corp. --
                Series B,
                zero coupon, 10/01/14(g).....     1,087,538
  1,650,000   Digicel, Ltd. -- 144A
                (Jamaica),
                9.25%, 09/01/12..............     1,732,500
  2,090,000   Galaxy Entertainment Finance --
                144A (British Virgin
                Islands),
                9.88%, 12/15/12..............     2,184,050
  1,000,000   Galaxy Entertainment Finance --
                144A (British Virgin
                Islands), Floating Rate,
                10.42%, 12/15/10(k)..........     1,051,250
    535,000   Hexion US Finance Corp./Hexion
                Nova Scotia Finance, ULC,
                9.00%, 07/15/14..............       544,363
  2,280,000   Marquee Holdings, Inc., zero
                coupon, 08/15/14(g)..........     1,638,750

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SPECIAL PURPOSE ENTITY (CONTINUED)
$ 2,625,000   MDP Acquisitions PLC (Ireland),
                9.63%, 10/01/12..............  $  2,716,875
  1,880,000   Rainbow National Services
                LLC -- 144A,
                8.75%, 09/01/12..............     1,983,400
  2,670,000   Rainbow National Services
                LLC -- 144A,
                10.38%, 09/01/14.............     2,970,375
  4,325,000   UGS Corp.,
                10.00%, 06/01/12.............     4,670,999
  2,915,000   Universal City Development
                Partners, Ltd.,
                11.75%, 04/01/10.............     3,188,280
  2,640,000   Universal City Florida,
                Floating Rate,
                9.90%, 05/01/10(b)...........     2,739,000
  1,000,000   Vanguard Health Holding Company
                II,
                9.00%, 10/01/14..............     1,002,500
                                               ------------
                                                 33,983,180
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 10.2%
    345,000   Airgate PCS, Inc., Floating
                Rate,
                8.83%, 10/15/11(b)...........       354,488
  1,460,000   Centennial Cellular/
                Communications,
                10.13%, 06/15/13.............     1,543,950
    755,000   General Cable Corp.,
                9.50%, 11/15/10..............       804,075
  1,600,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda),
                9.25%, 06/15/16..............     1,660,000
  4,910,000   Intelsat Bermuda, Ltd. -- 144A
                (Bermuda),
                11.25%, 06/15/16.............     5,057,299
  5,000,000   Intelsat Bermuda, Ltd.
                (Bermuda),
                5.25%, 11/01/08..............     4,724,999
  2,520,000   Intelsat Subsidiary Holding
                Company, Ltd. (Bermuda),
                Floating Rate,
                9.61%, 01/15/12(k)...........     2,557,800
  1,000,000   IWO Holdings, Inc.,
                14.00%, 01/15/11(i)(n).......            --
    185,000   IWO Holdings, Inc., Floating
                Rate,
                8.82%, 01/15/12(b)...........       192,400
  1,195,000   LCI International, Inc.,
                7.25%, 06/15/07..............     1,197,988
  2,160,000   New Skies Satellites NV (the
                Netherlands),
                9.13%, 11/01/12..............     2,295,000
    955,000   New Skies Satellites NV (the
                Netherlands), Floating Rate,
                10.41%, 11/01/11(k)..........       990,813
  6,300,000   Nortel Networks, Inc.,
                8.38%, 02/15/07..............     6,296,062

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$   905,000   Nortel Networks, Ltd. -- 144A
                (Canada),
                10.75%, 07/15/16.............  $    933,847
    905,000   Nortel Networks, Ltd. -- 144A
                (Canada), Floating Rate,
                9.73%, 07/15/11(b)...........       923,100
  1,085,000   NTL Cable PLC (United Kingdom),
                8.75%, 04/15/14..............     1,082,288
    255,000   Qwest Capital Funding, Inc.,
                7.00%, 08/03/09..............       251,813
     60,000   Qwest Communications
                International, Series B,
                7.50%, 11/01/08..............        60,150
  1,745,000   Qwest Communications
                International, Series B,
                7.50%, 02/15/14..............     1,710,100
  1,035,000   Qwest Corp.,
                7.88%, 09/01/11..............     1,053,113
    470,000   Qwest Corp.,
                7.63%, 06/15/15..............       466,475
    110,000   Qwest Corp.,
                7.20%, 11/10/26..............       100,925
  2,430,000   Qwest Corp., Floating Rate,
                8.58%, 06/15/13(b)...........     2,581,874
    140,000   Rogers Wireless, Inc. (Canada),
                8.00%, 12/15/12..............       143,850
  1,065,000   Rogers Wireless, Inc. (Canada),
                Floating Rate,
                8.45%, 12/15/10(b)...........     1,100,944
    450,000   Telemig Celular Participacoes
                SA/ Amazonia Cel -- 144A
                (Brazil),
                8.75%, 01/20/09..............       466,875
  1,590,000   Ubiquitel Operating Company,
                9.88%, 03/01/11..............     1,737,075
  1,360,000   Windstream Corp. -- 144A,
                8.13%, 08/01/13..............     1,394,000
  2,720,000   Windstream Corp. -- 144A,
                8.63%, 08/01/16..............     2,794,799
                                               ------------
                                                 44,476,102
                                               ------------
              TRANSPORTATION -- 1.2%
    497,000   H-Lines Finance Holding, zero
                coupon, 04/01/13(g)..........       428,663
  1,277,000   Horizon Lines LLC,
                9.00%, 11/01/12..............     1,302,540
    705,000   Kansas City Southern,
                9.50%, 10/01/08..............       742,013
  1,890,000   TFM, SA de CV (Mexico),
                9.38%, 05/01/12..............     2,022,299
    610,000   TFM, SA de CV (Mexico),
                12.50%, 06/15/12.............       675,575
                                               ------------
                                                  5,171,090
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES -- 2.5%
$   400,000   AES Corp. -- 144A,
                8.75%, 05/15/13..............  $    430,000
    310,000   AES Corp. -- 144A,
                9.00%, 05/15/15..............       334,800
    477,908   AES Eastern Energy, Series
                99-A,
                9.00%, 01/02/17..............       520,023
  1,305,000   Inergy LP/Inergy Finance Corp.,
                6.88%, 12/15/14..............     1,220,175
  2,750,000   Mission Energy Holding Company,
                13.50%, 07/15/08.............     3,080,000
    660,000   NRG Energy, Inc.,
                7.25%, 02/01/14..............       645,150
    995,000   NRG Energy, Inc.,
                7.38%, 02/01/16..............       972,613
  2,015,000   Orion Power Holdings, Inc.,
                12.00%, 05/01/10.............     2,287,025
  1,360,000   Verasun Energy Corp. -- 144A,
                9.88%, 12/15/12..............     1,441,600
                                               ------------
                                                 10,931,386
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $401,291,758)..........   402,543,171
                                               ------------
              LOAN PARTICIPATIONS -- 1.5%
  1,200,000   BLB WorldWide Holdings Corp.,
                8.74%, 06/30/12..............     1,210,500
  3,260,000   HIT Entertainment, Inc.,
                Tranche LN 227525,
                10.58%, 02/05/13.............     3,290,562
  2,300,000   Masonite International Corp.,
                11.00%, 10/06/06.............     2,238,666
                                               ------------
              TOTAL LOAN PARTICIPATIONS (Cost
                $6,789,278)..................     6,739,728
                                               ------------
  SHARES
  ------
              COMMON STOCKS -- 0.9%
              LEISURE AND RECREATION -- 0.4%
        970   HRP -- Class B(n)..............            --
      1,100   Shreveport Gaming Holdings,
                Inc.*(n).....................        19,635
    104,876   Trump Entertainment Resorts,
                Inc.*........................     2,113,251
                                               ------------
                                                  2,132,886
                                               ------------
              UTILITIES -- 0.5%
  1,770,000   Mirant Corp. (Escrow
                Certificates)*...............        26,550
     73,215   Mirant Corp.*..................     1,962,162
                                               ------------
                                                  1,988,712
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $3,227,291)..................     4,121,598
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              CONVERTIBLE PREFERRED STOCKS -- 1.1%
              OIL, COAL AND GAS -- 0.6%
      5,273   Chesapeake Energy
                Corp. -- 144A, 5.00%.........  $    539,823
     21,865   Chesapeake Energy Corp.,
                4.50%........................     2,049,844
                                               ------------
                                                  2,589,667
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.5%
     38,375   Crown Castle International
                Corp., 6.25%.................     2,139,406
                                               ------------
              TOTAL CONVERTIBLE PREFERRED
                STOCKS (Cost $4,427,021).....     4,729,073
                                               ------------
              WARRANTS -- 0.1%
      1,125   American Tower Corp., Expires
                08/01/08*....................       493,318
      1,000   IPCS, Inc. -- 144A, Expires
                07/15/10*(n).................            --
      1,000   IWO Holdings, Inc., Expires
                01/15/11*(n).................            --
         84   New World Restaurant Group,
                Inc.,
                Expires 06/20/06*(n).........             1
      1,000   ONO Finance PLC (United
                Kingdom),
                Expires 03/16/11*(n).........        69,000
        250   Ubiquitel, Inc. -- 144A,
                Expires 04/15/10*(n).........            --
                                               ------------
              TOTAL WARRANTS (Cost
                $75,402).....................       562,319
                                               ------------
 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.6%
              AEROSPACE AND DEFENSE -- 0.3%
$ 1,305,000   L-3 Communications Corp. --
                144A,
                3.00%, 08/01/35..............     1,278,900
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.2%
  1,000,000   XM Satellite Radio Holdings,
                Inc., 1.75%, 12/01/09........       778,750
                                               ------------
              LEISURE AND RECREATION -- 0.1%
    375,000   Kerzner International (Bahama
                Islands),
                2.38%, 04/15/24..............       511,406
                                               ------------
              TOTAL CONVERTIBLE BONDS (Cost
                $2,658,342)..................     2,569,056
                                               ------------
              TOTAL SECURITIES (Cost
                $418,469,092)................   421,264,945
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 4.5%
$19,789,607   With Investors Bank and Trust,
                dated 06/30/06,
                4.76%, due 07/03/06,
                repurchase proceeds at
                maturity $19,797,457
                (Collateralized by various
                Small Business
                Administrations,
                7.75% -- 8.38%, due
                07/25/16 -- 02/25/29, with a
                total value of $20,779,088)
                (Cost $19,789,607)...........  $ 19,789,607
                                               ------------
              Total Investments -- 100.5%
                (Cost $438,258,699)..........   441,054,552
              Liabilities less other
                assets -- (0.5)%.............    (2,086,620)
                                               ------------
              NET ASSETS -- 100.0%...........  $438,967,932
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $438,258,699.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 8,929,998
    Gross unrealized depreciation...........   (6,134,145)
                                              -----------
    Net unrealized appreciation.............  $ 2,795,853
                                              ===========

---------------

See summary of footnotes and abbreviations to portfolios.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS -- 99.1%
               AEROSPACE AND DEFENSE -- 0.4%
   1,131,100   Bae Systems PLC.......  $    7,733,802     BRI
                                       --------------
               AGRICULTURE -- 0.6%
  11,951,000   Chaoda Modern
                 Agriculture
                 (Holdings), Ltd. ...       7,463,315     CAY
      26,800   Syngenta AG...........       3,562,227     SWI
                                       --------------
                                           11,025,542
                                       --------------
               AIRLINES -- 1.3%
   1,022,201   British Airways
                 PLC*................       6,478,846     BRI
     485,035   easyJet PLC*..........       3,464,379     BRI
   3,537,400   Qantas Airways,
                 Ltd. ...............       7,780,781     AUS
     123,000   Ryanair Holdings PLC
                 (ADR)*(h)...........       6,484,560     IRE
                                       --------------
                                           24,208,566
                                       --------------
               APPAREL: MANUFACTURING AND RETAIL -- 0.3%
     336,700   Benetton Group SpA....       5,030,064     ITA
                                       --------------
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT -- 6.3%
     127,500   Alpine Electronics,
                 Inc. ...............       1,754,740     JPN
     244,600   DaimlerChrysler AG....      12,085,613     GER
   1,504,000   Fuji Heavy Industries,
                 Ltd.(h).............       8,792,171     JPN
      10,200   Georg Fischer AG*.....       4,380,189     SWI
   1,726,700   GKN PLC...............       8,716,927     BRI
     351,600   Honda Motor Company,
                 Ltd. ...............      11,152,639     JPN
     286,600   Koyo Seiko Company,
                 Ltd. ...............       5,534,656     JPN
     878,800   Nissan Motor Company,
                 Ltd. ...............       9,598,916     JPN
     150,042   PSA Peugeot Citroen...       9,336,481     FRA
     740,300   Toyota Motor Corp. ...      38,748,663     JPN
     104,788   Valeo SA*(h)..........       3,731,370     FRA
                                       --------------
                                          113,832,365
                                       --------------
               BANKS -- 20.8%
     369,060   ABN AMRO Holding NV...      10,097,068     NET
     621,002   Banco Bilbao Vizcaya
                 Argentaria SA.......      12,772,225     SPA
     927,600   Banco Comercial
                 Portugues
                 SA -- Class R.......       2,633,912     POR
   1,009,800   Banco Santander
                 Central Hispano
                 SA..................      14,749,897     SPA
   2,469,900   Barclays PLC..........      28,066,299     BRI
     312,600   BNP Paribas SA........      29,927,354     FRA
     266,800   Canadian Imperial Bank
                 of Commerce(h)......      17,855,978     CDA

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
     499,382   Commerzbank AG........  $   18,165,611     GER
     571,500   Commonwealth Bank of
                 Australia...........      18,860,112     AUS
     357,700   Credit Suisse Group...      20,012,826     SWI
     169,200   Danske Bank A/S.......       6,440,906     DEN
      19,400   Deutsche Bank AG......       2,183,594     GER
      83,901   Dexia.................       2,017,495     BEL
     250,800   DNB NOR ASA...........       3,112,387     NOR
     147,067   Erste Bank der
                 oesterreichischen
                 Sparkassen AG.......       8,276,666     AST
      89,200   ForeningsSparbanken
                 AB..................       2,342,557     SWE
     367,000   Fortis................      12,495,730     BEL
   1,107,700   HBOS PLC..............      19,254,573     BRI
      79,160   KBC GROEP NV..........       8,494,841     BEL
     243,900   Laurentian Bank of
                 Canada(h)...........       6,382,083     CDA
   2,574,600   Lloyds TSB Group PLC..      25,304,451     BRI
      70,200   National Australia
                 Bank, Ltd. .........       1,834,143     AUS
     231,600   National Bank of
                 Canada(h)...........      11,825,853     CDA
   1,472,300   Nordea Bank AB........      17,593,747     SWE
     462,300   SanPaolo IMI SpA......       8,177,746     ITA
   1,331,000   Shinsei Bank, Ltd. ...       8,432,148     JPN
     153,700   Societe Generale......      22,607,848     FRA
     348,927   Standard Chartered
                 PLC.................       8,517,113     BRI
     104,100   The Sumitomo Trust and
                 Banking Company,
                 Ltd. ...............       1,137,059     JPN
     260,950   UBS AG*...............      28,601,939     SWI
                                       --------------
                                          378,174,161
                                       --------------
               BROADCAST SERVICES/MEDIA -- 1.3%
     588,800   Grupo Televisa SA
                 (ADR)...............      11,369,728     MEX
     155,000   Rogers Communications,
                 Inc. -- Class B.....       6,235,824     CDA
     143,800   Vivendi Universal
                 SA..................       5,039,610     FRA
                                       --------------
                                           22,645,162
                                       --------------
               BUSINESS SERVICES AND SUPPLIES -- 0.4%
   1,220,000   Marubeni Corp. .......       6,502,971     JPN
                                       --------------
               CHEMICALS -- 1.6%
      45,100   Akzo Nobel NV.........       2,432,006     NET
       6,140   Arkema*...............         239,606     FRA
      56,300   Ciba Specialty
                 Chemicals AG........       3,138,395     SWI

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS (CONTINUED)
               CHEMICALS (CONTINUED)
     264,800   Methanex Corp.(h).....  $    5,581,604     CDA
   1,102,800   Mitsubishi Chemical
                 Holdings Corp. .....       6,890,091     JPN
     171,800   Nova Chemicals
                 Corp.(h)............       4,934,075     CDA
     597,500   Sumitomo Bakelite
                 Company, Ltd.*......       5,607,436     JPN
                                       --------------
                                           28,823,213
                                       --------------
               COMPUTER EQUIPMENT, SOFTWARE AND SERVICES --1.7%
     833,200   CGI Group, Inc.*......       5,194,905     CDA
     338,912   Logitech International
                 SA*.................      13,084,656     SWI
      66,900   Open Text Corp.*......         959,481     CDA
      50,467   SAP AG................      10,650,720     GER
                                       --------------
                                           29,889,762
                                       --------------
               CONSTRUCTION SERVICES AND SUPPLIES -- 2.3%
     353,700   Barratt Developments
                 PLC.................       6,200,508     BRI
       8,800   Cementos Portland
                 Valderrivas SA......         913,395     SPA
      15,600   Ciments Francais SA...       2,591,918     FRA
     139,900   Compagnie de
                 Saint-Gobain........      10,002,696     FRA
     644,700   George Wimpey PLC.....       5,421,435     BRI
     801,000   Hanson PLC............       9,724,138     BRI
      43,500   Lafarge SA............       5,460,936     FRA
      91,000   Maeda Road
                 Construction
                 Company, Ltd. ......         694,189     JPN
                                       --------------
                                           41,009,215
                                       --------------
               CONSUMER GOODS AND SERVICES -- 2.4%
     129,600   Electrolux AB --
                 Series B............       1,872,845     SWE
     129,600   Husqvarna AB -- Class
                 B*(h)...............       1,562,205     SWE
       1,762   Japan Tobacco,
                 Inc. ...............       6,420,430     JPN
     112,189   LVMH Moet Hennessy
                 Louis Vuitton SA....      11,135,239     FRA
     200,463   Reckitt Benckiser
                 PLC.................       7,488,063     BRI
     254,614   Swatch Group AG.......       8,892,902     SWI
     413,600   Swedish Match AB......       6,666,565     SWE
                                       --------------
                                           44,038,249
                                       --------------
               DIVERSIFIED OPERATIONS AND SERVICES -- 0.8%
     189,300   BASF AG...............      15,200,555     GER
                                       --------------

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS (CONTINUED)
               ELECTRONICS -- 2.5%
   1,357,000   Hon Hai Precision
                 Industry Company,
                 Ltd. ...............  $    8,382,364     TWN
     209,000   Hosiden Corp.(h)......       2,164,147     JPN
     413,978   Koninklijke (Royal)
                 Philips Electronics
                 NV..................      12,935,650     NET
      22,222   Samsung Electronics
                 Company, Ltd. ......      14,123,707     KOR
     182,000   Sharp Corp. ..........       2,875,358     JPN
     810,100   Toshiba Tec Corp. ....       4,013,690     JPN
                                       --------------
                                           44,494,916
                                       --------------
               ENGINEERING -- 0.4%
     254,113   SNC-Lavalin Group,
                 Inc. ...............       6,688,023     CDA
                                       --------------
               FINANCIAL SERVICES -- 6.7%
     535,600   Alliance & Leicester
                 PLC.................      11,548,432     BRI
     983,100   Bradford & Bingley
                 PLC.................       8,448,916     BRI
      87,800   Credit Saison Company,
                 Ltd. ...............       4,158,301     JPN
   1,204,000   Daiwa Securities
                 Group, Inc. ........      14,350,366     JPN
     161,005   Euronext NV(h)........      15,094,921     NET
     188,070   Hana Financial Group,
                 Inc. ...............       8,841,025     KOR
     226,900   Hitachi Capital
                 Corp. ..............       3,965,397     JPN
     319,800   Irish Life & Permanent
                 PLC.................       7,608,148     IRE
     204,376   Man Group PLC.........       9,629,710     BRI
      51,800   Muenchener
                 Rueckversicherungs-
                 Gesellschaft AG.....       7,076,674     GER
     261,000   Namco Bandhai
                 Holdings, Inc. .....       3,966,087     JPN
      20,800   Orix Corp. ...........       5,080,042     JPN
     132,700   Promise Company,
                 Ltd. ...............       7,687,880     JPN
      38,300   Sanyo Shinpan Finance
                 Company, Ltd. ......       1,947,798     JPN
     119,100   Sun Life Financial,
                 Inc.(h).............       4,731,779     CDA
     103,500   Takefuji Corp. .......       6,168,036     JPN
                                       --------------
                                          120,303,512
                                       --------------
               FOOD AND BEVERAGE -- 2.0%
     585,700   Asahi Breweries,
                 Ltd. ...............       8,224,571     JPN
     134,340   Groupe Danone.........      17,071,069     FRA
   1,537,300   Northern Foods PLC....       2,260,006     BRI
     695,700   Tate & Lyle PLC.......       7,789,688     BRI
                                       --------------
                                           35,345,334
                                       --------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS (CONTINUED)
               INSURANCE -- 5.3%
     874,200   Aviva PLC.............  $   12,374,848     BRI
      91,100   CNP Assurances........       8,663,370     FRA
   1,939,300   Friends Provident
                 PLC.................       6,410,249     BRI
     516,000   ING Groep NV..........      20,281,488     NET
   1,003,300   Milano Assicurazioni
                 SpA*................       7,321,060     ITA
   2,215,400   Old Mutual PLC........       6,687,892     BRI
   1,467,700   Promina Group,
                 Ltd. ...............       6,129,441     AUS
   5,458,900   Royal & Sun Alliance
                 Insurance Group
                 PLC.................      13,577,234     BRI
      94,700   Swiss Re..............       6,619,046     SWI
      36,300   Zurich Financial
                 Services AG(h)......       7,957,466     SWI
                                       --------------
                                           96,022,094
                                       --------------
               INTERNET SERVICES -- 0.9%
      26,460   Rakuten, Inc. ........      15,722,475     JPN
                                       --------------
               LEISURE AND RECREATION -- 1.7%
   2,722,872   EMI Group PLC.........      15,294,222     BRI
     274,042   Greek Organisation of
                 Football Prognostics
                 SA..................       9,919,530     GRC
     255,300   TUI AG(h).............       5,058,127     GER
                                       --------------
                                           30,271,879
                                       --------------
               MACHINERY -- 1.4%
     148,400   MAN AG................      10,747,100     GER
     182,400   Mori Seiki Company,
                 Ltd.(h).............       3,944,775     JPN
      15,900   Rieter Holding AG.....       6,112,633     SWI
      59,300   Saurer AG.............       4,510,981     SWI
                                       --------------
                                           25,315,489
                                       --------------
               MANUFACTURING -- 0.3%
     704,000   Kurabo Industries,
                 Ltd. ...............       2,233,065     JPN
     725,000   Nippon Paint Company,
                 Ltd. ...............       3,433,677     JPN
                                       --------------
                                            5,666,742
                                       --------------
               MEDICAL EQUIPMENT, SUPPLIES, AND SERVICES --0.4%
      75,384   Essilor International
                 SA CIE Generale
                 D'Optique...........       7,588,247     FRA
                                       --------------
               METALS AND MINING -- 6.3%
     367,346   BHP Billiton PLC......       7,125,817     BRI
   1,257,100   BlueScope Steel,
                 Ltd. ...............       7,426,501     AUS

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS (CONTINUED)
               METALS AND MINING (CONTINUED)
     207,500   Cameco Corp.(h).......  $    8,293,775     CDA
     550,500   Companhia Vale do Rio
                 Doce (CVRD) (ADR)...      13,234,020     BRA
      37,300   Norddeutsche Affinerie
                 AG..................         913,142     GER
     331,500   Rautaruukki Oyj.......      10,015,000     FIN
      78,100   Russel Metals,
                 Inc. ...............       1,812,049     CDA
      58,000   Salzgitter AG.........       4,923,652     GER
     308,300   Sims Group, Ltd. .....       4,581,955     AUS
     224,200   Tenaris SA (ADR)......       9,077,858     LUX
     341,100   ThyssenKrupp AG.......      11,679,321     GER
      15,694   Vallourec SA(h).......      18,869,005     FRA
      41,400   voestalpine AG........       6,290,777     AST
     254,400   Xstrata PLC...........       9,643,948     BRI
                                       --------------
                                          113,886,820
                                       --------------
               OFFICE EQUIPMENT -- 0.5%
     315,000   Ricoh Company, Ltd. ..       6,179,439     JPN
   3,314,500   TPV Technology,
                 Ltd. ...............       3,136,832     HNG
                                       --------------
                                            9,316,271
                                       --------------
               OIL, COAL AND GAS -- 8.1%
   1,176,600   BP PLC................      13,718,222     BRI
     988,200   Cosmo Oil Company,
                 Ltd. ...............       4,447,073     JPN
     635,400   Eni SpA...............      18,716,674     ITA
   1,702,000   Nippon Oil Corp. .....      12,433,345     JPN
     227,500   Norsk Hydro ASA.......       6,030,217     NOR
   2,114,000   Osaka Gas Company,
                 Ltd. ...............       6,797,903     JPN
     287,000   Repsol YPF SA.........       8,219,086     SPA
     887,700   Royal Dutch Shell
                 PLC -- Class B......      31,041,423     BRI
     406,000   Statoil ASA...........      11,511,671     NOR
     137,800   Suncor Energy,
                 Inc. ...............      11,151,888     CDA
     353,738   Total SA..............      23,278,480     FRA
                                       --------------
                                          147,345,982
                                       --------------
               PAPER AND FOREST PRODUCTS -- 0.8%
     660,000   Hokuetsu Paper Mills,
                 Ltd. ...............       3,852,499     JPN
     301,800   Norbord, Inc.(h)......       2,541,360     CDA
   1,263,000   Oji Paper Company,
                 Ltd.(h).............       7,184,664     JPN
                                       --------------
                                           13,578,523
                                       --------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS/RESEARCH AND DEVELOPMENT -- 4.9%
     265,798   AstraZeneca PLC.......  $   16,043,006     BRI
     224,900   Biovail Corp. ........       5,250,286     CDA
     257,300   Daiichi Sanyko
                 Company, Ltd. ......       7,082,270     JPN
     197,100   Eisai Company,
                 Ltd. ...............       8,869,844     JPN
     414,600   Elan Corp. PLC
                 (ADR)*(h)...........       6,923,820     IRE
     173,800   GlaxoSmithKline PLC...       4,856,217     BRI
      75,043   Roche Holding AG......      12,405,374     SWI
     213,260   Sanofi-Aventis........      20,812,367     FRA
     476,000   Tanabe Seiyaku
                 Company, Ltd.*......       5,856,414     JPN
                                       --------------
                                           88,099,598
                                       --------------
               PRINTING AND PUBLISHING -- 0.5%
     126,000   Quebecor World,
                 Inc.(h).............       1,399,624     CDA
     335,018   Reed Elsevier PLC.....       3,382,553     BRI
     439,000   Toppan Printing
                 Company, Ltd. ......       4,963,876     JPN
                                       --------------
                                            9,746,053
                                       --------------
               REAL ESTATE DEVELOPMENT AND SERVICES -- 1.6%
     290,287   British Land Company
                 PLC.................       6,779,768     BRI
   3,720,000   Shun Tak Holdings,
                 Ltd. ...............       4,861,775     HNG
     345,000   Sumitomo Realty &
                 Development Company,
                 Ltd. ...............       8,501,398     JPN
      52,111   Unibail...............       9,084,745     FRA
                                       --------------
                                           29,227,686
                                       --------------
               RETAIL -- 2.4%
     673,071   Boots Group PLC.......       9,577,527     BRI
   2,814,786   Carphone Warehouse
                 PLC.................      16,526,200     BRI
   1,648,617   Debenhams PLC*........       5,731,410     BRI
   1,912,500   Dixons Group PLC......       6,754,896     BRI
     590,900   JJB Sports PLC........       1,958,651     BRI
      10,300   Valora Holding AG.....       2,232,629     SWI
                                       --------------
                                           42,781,313
                                       --------------
               RETAIL: RESTAURANTS -- 0.2%
     112,200   Plenus Company,
                 Ltd. ...............       3,823,663     JPN
                                       --------------
               RETAIL: SUPERMARKETS -- 0.0%
     143,110   Tesco PLC.............         883,894     BRI
                                       --------------

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS (CONTINUED)
               RUBBER PRODUCTS -- 0.4%
     257,400   JSR Corp. ............  $    6,500,227     JPN
                                       --------------
               SEMICONDUCTORS -- 1.7%
   5,886,026   ARM Holdings PLC......      12,326,627     BRI
     458,547   ASML Holding NV*......       9,290,232     NET
     132,200   Tokyo Electron,
                 Ltd. ...............       9,241,524     JPN
                                       --------------
                                           30,858,383
                                       --------------
               TELECOMMUNICATIONS EQUIPMENT AND SERVICES --4.9%
     347,500   America Movil SA de
                 CV -- Series L
                 (ADR)...............      11,557,850     MEX
   4,355,600   BT Group PLC..........      19,270,093     BRI
     277,800   Deutsche Telekom AG...       4,469,927     GER
     159,600   Elcoteq Network
                 Corp. -- Class A....       3,215,148     FIN
   1,765,000   MobileOne, Ltd. ......       2,308,210     SIN
       4,200   Nippon Telegraph and
                 Telephone Corp. ....      20,588,955     JPN
      12,700   NTT DoCoMo, Inc. .....      18,643,831     JPN
      20,800   Swisscom AG...........       6,847,982     SWI
     395,600   VTech Holdings,
                 Ltd. ...............       2,062,990     BER
                                       --------------
                                           88,964,986
                                       --------------
               TOYS -- 0.8%
      82,100   Nintendo Company,
                 Ltd. ...............      13,774,205     JPN
                                       --------------
               TRANSPORTATION -- 0.4%
   2,535,000   Neptune Orient Lines,
                 Ltd. ...............       2,898,790     SIN
   1,367,100   Orient Overseas
                 International,
                 Ltd. ...............       4,955,238     BER
                                       --------------
                                            7,854,028
                                       --------------
               UTILITIES -- 3.8%
      95,900   ATCO, Ltd. -- Class
                 I...................       3,144,262     CDA
     118,900   Chubu Electric Power
                 Company, Inc. ......       3,210,425     JPN
     500,900   Endesa SA.............      17,419,984     SPA
   1,130,300   Energias de Portugal
                 SA..................       4,438,330     POR
     314,200   Hokkaido Electric
                 Power Company,
                 Inc. ...............       7,454,151     JPN
     248,000   Kyushu Electric Power
                 Company, Inc. ......       5,764,418     JPN
     222,700   Shikoku Electric Power
                 Company, Inc. ......       4,991,485     JPN
     954,800   Toho Gas Company,
                 Ltd. ...............       4,163,275     JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

   SHARES                                  VALUE        COUNTRY
   ------                              --------------   -------
               COMMON STOCKS (CONTINUED)
               UTILITIES (CONTINUED)
      12,535   Union Fenosa SA.......  $      485,155     SPA
     343,546   Veolia Environment....      17,756,660     FRA
                                       --------------
                                           68,828,145
                                       --------------
               TOTAL COMMON STOCKS
                 (Cost
                 $1,510,357,086).....   1,791,002,115
                                       --------------
               RIGHTS -- 0.0%
               AUTOMOBILES/MOTOR VEHICLES AND AUTOMOTIVE
                 EQUIPMENT
     390,900   TI Automotive, Ltd. --
                 Class A*(n) (Cost
                 $0).................              --     BRI
                                       --------------
 PRINCIPAL
 ---------
               SECURITIES LENDING COLLATERAL -- 7.8%
$141,231,821   Securities Lending
                 Collateral
                 Investment (Note 4)
                 (Cost
                 $141,231,821).......     141,231,821     USA
                                       --------------
               TOTAL SECURITIES (Cost
                 $1,651,588,907).....   1,932,233,936
                                       --------------
               REPURCHASE AGREEMENTS -- 0.6%
  10,515,844   With Investors Bank
                 and Trust, dated
                 06/30/06, 4.76%, due
                 07/03/06, repurchase
                 proceeds at maturity
                 $10,520,016
                 (Collateralized by
                 Fannie Mae, 5.72%,
                 due 06/25/42, with a
                 value of $6,697,636
                 and various Small
                 Business
                 Administrations,
                 7.79% -- 8.63%, due
                02/25/16 -- 02/25/29,
                 with a total value
                 of $4,344,000)
                 (Cost
                 $10,515,844)........      10,515,844     USA
                                       --------------
               Total
                Investments -- 107.5%
                 (Cost
                 $1,662,104,751).....   1,942,749,780
               Liabilities less other
                 assets -- (7.5)%....    (135,559,351)
                                       --------------
               NET ASSETS --100.0%...  $1,807,190,429
                                       ==============

The aggregate cost of securities for federal income tax purposes at June 30, 2006 is $1,662,104,751.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $317,081,579
    Gross unrealized depreciation..........   (36,436,550)
                                             ------------
    Net unrealized appreciation............  $280,645,029
                                             ============

---------------

See summary of footnotes and abbreviations to portfolios.

                                         PERCENT OF TOTAL
COUNTRY COMPOSITION                    INVESTMENTS AT VALUE
-------------------                    --------------------
Australia (AUS)......................           2.40%
Austria (AST)........................           0.75
Belgium (BEL)........................           1.19
Bermuda (BER)........................           0.52
Brazil (BRA).........................           0.68
Canada (CDA).........................           5.35
Cayman Islands (CAY).................           0.39
Denmark (DEN)........................           0.33
Finland (FIN)........................           0.68
France (FRA).........................          11.49
Germany (GER)........................           5.31
Greece (GRC).........................           0.51
Hong Kong (HNG)......................           0.25
Ireland (IRE)........................           1.08
Italy (ITA)..........................           2.02
Japan (JPN)..........................          19.33
Luxembourg (LUX).....................           0.47
Mexico (MEX).........................           1.18
Norway (NOR).........................           1.06
Portugal (POR).......................           0.36
Singapore (SIN)......................           0.27
South Korea (KOR)....................           1.18
Spain (SPA)..........................           2.81
Sweden (SWE).........................           1.55
Switzerland (SWI)....................           7.10
Taiwan (TWN).........................           0.43
The Netherlands (NET)................           3.61
United Kingdom (BRI).................          19.89
United States (USA)..................           7.81
                                              ------
TOTAL PERCENTAGE.....................         100.00%
                                              ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            PORTFOLIO OF INVESTMENTS

              SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS

                                 JUNE 30, 2006

                                  (UNAUDITED)

Footnotes:

*     Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. It may be resold in a transaction exempt from registration, normally to qualified institutional buyers.

(a)   Variable rate security. The rate shown was in effect at June 30, 2006.

(b)   Quarterly reset provision. The rate shown was in effect at June 30, 2006.

(c)   Monthly reset provision. The rate shown was in effect at June 30, 2006.

(d) Security is segregated as collateral for written options and/or short sales.

(e)   Security is segregated as initial margin for futures contracts.

(f) Represents a restricted and/or illiquid security, as defined by the Securities Act of 1933.

(g) Represents a zero coupon bond which will convert to an interest bearing security at a later date.

(h)   All or part of this security is on loan.

(i)   Bond is in default.

(j) Variable rate security. Interest rate is based on the credit rating of the issuer. The rate shown was in effect at June 30, 2006.

(k) Floating rate security. The interest rate is subject to change semi-annually based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at June 30, 2006.

(l) PIK ("Payment-In-Kind") bond. These bonds pay interest in the form of additional bonds.

(m) Security was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.

(n)   Fair valued at June 30, 2006.

      Following are the market values (as determined by fair valuation) and the corresponding percentage of Portfolio net assets of all fair valued securities at June 30, 2006.

SERIES                          MARKET VALUE   PERCENTAGE
------                          ------------   ----------
High Quality Bond.............   $6,633,191      0.81%
High Yield Bond...............    2,130,728      0.49%

(o) Principal amount shown for this debt security is denominated in Australian Dollars.

(p) Principal amount shown for this debt security is denominated in Canadian Dollars.

(q)   Principal amount shown for this debt security is denominated in Euros.

(r)   Principal amount shown for this debt security is denominated in Japanese
      Yen.

(s)   Principal amount shown for this debt security is denominated in Mexican
      Pesos.

(t) Principal amount shown for this debt security is denominated in New Zealand Dollars.

(u)   Principal amount shown for this debt security is denominated in Swedish
      Krona.

Abbreviations:

ADR American Depository Receipt.

FDR Foreign Depository Receipt.

GDR Global Depository Receipt.

TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
---------------

    - Securities issued by companies registered outside the United States are denoted with their domestic country in parenthesis.
    - Fixed income securities designated as "perpetual" are securities that make (or are scheduled to make) a steady payment of interest. They do not have a maturity date, and the interest payments are indefinite.
    - Footnotes and abbreviations may or may not appear in each portfolio of investments.

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                             PORTFOLIO COMPOSITION

                                 JUNE 30, 2006

                                  (UNAUDITED)

The following charts summarize the portfolio composition of each Series by asset type.

MONEY MARKET SERIES
Commercial Paper................................    41.8%
Yankee Certificates of Deposit..................    19.4
Short-Term Corporate Notes......................    14.0
Short-Term US Government Agency Securities......    11.7
Repurchase Agreements/Cash Equivalents..........    11.4
Medium Term Corporate Notes.....................     1.5
Other assets less liabilities...................     0.2
                                                   -----
                                                   100.0%
                                                   =====
HIGH QUALITY BOND SERIES
Corporate Bonds and Notes.......................    74.2%
US Government Agency Securities.................    21.4
Securities Lending Collateral...................     3.3
US Treasury Securities..........................     2.4
Municipal Bonds.................................     0.8
Foreign Government Obligations..................     0.5
Repurchase Agreements/Cash Equivalents..........     0.1
Liabilities less other assets...................    (2.7)
                                                   -----
                                                   100.0%
                                                   =====
INTERMEDIATE GOVERNMENT BOND SERIES
US Treasury Securities..........................    68.6%
Securities Lending Collateral...................    31.6
Corporate Bonds and Notes.......................    18.8
US Government Agency Securities.................     9.8
Repurchase Agreements/Cash Equivalents..........     0.6
Liabilities less other assets...................   (29.4)
                                                   -----
                                                   100.0%
                                                   =====
CORE BOND SERIES
Corporate Bonds and Notes.......................    57.9%
US Government Agency Securities.................    38.2
US Treasury Securities..........................    12.1
Repurchase Agreements/Cash Equivalents..........     3.0
Foreign Government Obligations..................     1.9
Securities Lending Collateral...................     1.5
Short-Term Corporate Notes......................     0.4
Call Options Written............................    (0.0)*
Put Options Written.............................    (0.0)*
Securities Sold Short...........................    (4.3)
Liabilities less other assets...................   (10.7)
                                                   -----
                                                   100.0%
                                                   =====
TOTAL RETURN BOND SERIES
Corporate Bonds and Notes.......................    45.6%
US Government Agency Securities.................    43.3
US Treasury Securities..........................    17.3
Repurchase Agreements/Cash Equivalents..........    19.1
Foreign Government Obligations..................     4.3
Municipal Bonds.................................     1.1
Short-Term US Government Agency Securities......     0.4
Convertible Preferred Stocks....................     0.3
Call Options Written............................    (0.0)*
Put Options Written.............................    (0.0)*
Liabilities less other assets...................   (31.4)
                                                   -----
                                                   100.0%
                                                   =====
BALANCED SERIES
Common Stocks...................................    58.7%
Corporate Bonds and Notes.......................    20.6
US Government Agency Securities.................    19.4
US Treasury Securities..........................     8.5
Securities Lending Collateral...................     7.1
Repurchase Agreements/Cash Equivalents..........     2.3
Foreign Government Obligations..................     2.1
Municipal Bonds.................................     0.5
Short-Term US Government Agency Securities......     0.2
Convertible Preferred Stocks....................     0.1
Call Options Written............................    (0.0)*
Put Options Written.............................    (0.0)*
Liabilities less other assets...................   (19.5)
                                                   -----
                                                   100.0%
                                                   =====
VALUE & INCOME SERIES
Common Stocks...................................    98.3%
Securities Lending Collateral...................     8.9
Repurchase Agreements/Cash Equivalents..........     0.9
Liabilities less other assets...................    (8.1)
                                                   -----
                                                   100.0%
                                                   =====
VALUE SERIES
Common Stocks...................................   102.2%
Liabilities less other assets...................    (2.2)
                                                   -----
                                                   100.0%
                                                   =====
GROWTH & INCOME SERIES
Common Stocks...................................    98.7%
Securities Lending Collateral...................     9.3
Repurchase Agreements/Cash Equivalents..........     0.8
Liabilities less other assets...................    (8.8)
                                                   -----
                                                   100.0%
                                                   =====

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                 JUNE 30, 2006

                                  (UNAUDITED)

The following charts summarize the portfolio composition of each Series by asset type.

EQUITY GROWTH SERIES
Common Stocks...................................    96.2%
Securities Lending Collateral...................     8.5
Repurchase Agreements/Cash Equivalents..........     1.9
Liabilities less other assets...................    (6.6)
                                                   -----
                                                   100.0%
                                                   =====
MID-CAP VALUE SERIES
Common Stocks...................................    96.6%
Securities Lending Collateral...................    12.3
Repurchase Agreements/Cash Equivalents..........     2.9
Liabilities less other assets...................   (11.8)
                                                   -----
                                                   100.0%
                                                   =====
MID-CAP GROWTH SERIES
Common Stock....................................    97.7%
Securities Lending Collateral...................    14.6
Repurchase Agreements/Cash Equivalents..........     0.8
Liabilities less other assets...................   (13.1)
                                                   -----
                                                   100.0%
                                                   =====
SMALL-CAP VALUE SERIES
Common Stocks...................................    97.4%
Securities Lending Collateral...................    21.6
Repurchase Agreements/Cash Equivalents..........     2.7
Liabilities less other assets...................   (21.7)
                                                   -----
                                                   100.0%
                                                   =====
SPECIAL EQUITY SERIES
Common Stocks...................................    96.7%
Securities Lending Collateral...................    20.8
Repurchase Agreements/Cash Equivalents..........     3.5
Short-Term US Treasury Securities...............     0.1
Liabilities less other assets...................   (21.1)
                                                   -----
                                                   100.0%
                                                   =====
SMALL-CAP GROWTH SERIES
Common Stocks...................................    94.7%
Securities Lending Collateral...................    13.0
Repurchase Agreements/Cash Equivalents..........     5.6
Liabilities less other assets...................   (13.3)
                                                   -----
                                                   100.0%
                                                   =====
AGGRESSIVE EQUITY SERIES
Common Stocks...................................    98.8%
Securities Lending Collateral...................     9.7
Repurchase Agreements/Cash Equivalents..........     3.0
Liabilities less other assets...................   (11.5)
                                                   -----
                                                   100.0%
                                                   =====
HIGH YIELD BOND SERIES
Corporate Bonds and Notes.......................    91.8%
Repurchase Agreements/Cash Equivalents..........     4.5
Loan Participations.............................     1.5
Convertible Preferred Stocks....................     1.1
Common Stocks...................................     0.9
Convertible Bonds...............................     0.6
Warrants........................................     0.1
Liabilities less other assets...................    (0.5)
                                                   -----
                                                   100.0%
                                                   =====
INTERNATIONAL EQUITY SERIES
Common Stocks...................................    99.1%
Securities Lending Collateral...................     7.8
Repurchase Agreements/Cash Equivalents..........     0.6
Rights..........................................     0.0*
Liabilities less other assets...................    (7.5)
                                                   -----
                                                   100.0%
                                                   =====

---------------

* Amount rounds to less than 0.05%.

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. ORGANIZATION AND BUSINESS

Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of eighteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the Total Return Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Value Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Mid-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Value Portfolio, the Special Equity Portfolio, the Small-Cap Growth Portfolio, the Aggressive Equity Portfolio, the High Yield Bond Portfolio, and the International Equity Portfolio (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

The investment objectives of each Series are as follows:

Money Market -- The Series' goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

High Quality Bond -- The Series' goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

Intermediate Government Bond -- The Series' goal is to provide as high a level of current income as is consistent with the preservation of capital.

Core Bond -- The Series' goal is to achieve maximum total return.

Total Return Bond -- The Series' goal is to maximize long-term total return.

Balanced -- The Series' goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Value & Income -- The Series' goal is to provide a high level of current income through investment in a broadly diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

Value -- The Series' goal is to provide capital appreciation. Dividend income is a secondary goal.

Growth & Income -- The Series' goal is to provide capital appreciation and current income.

Equity Growth -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Mid-Cap Value -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Mid-Cap Growth -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small-Cap Value -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Special Equity -- The Series' goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

1. ORGANIZATION AND BUSINESS (CONTINUED)

Small-Cap Growth -- The Series' goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Aggressive Equity -- The Series' goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

High Yield Bond -- The Series' goal is to provide a high level of current income.

International Equity -- The Series' goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION:

Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day at the last sale price. Bonds are valued at the mean of the last available bid and asked prices by an independent pricing service. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the last settlement price on the exchange on which they are traded. When valuations are not readily available, securities will be valued at their fair value as determined by the Board of Trustees. Unlisted securities are valued at the last sales price provided by an independent pricing agent or the principal market maker.

Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the calculation of net asset value when the investment advisor deems that the particular event or circumstance would materially affect its asset value. In accordance with procedures adopted by the Board of Trustees, the International Equity Series applies fair value pricing on a daily basis for all non-US and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Series' investment advisor determines that use of another valuation methodology is appropriate.

     B. REPURCHASE AGREEMENTS:

Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series' investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C. FOREIGN CURRENCY TRANSLATION:

The accounting records of each Series are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to US dollars based on the prevailing exchange rates each business day. Income, expenses, purchases, and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

Each Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward and spot contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series' books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward and spot contracts, resulting from changes in the prevailing exchange rates.

     D. FOREIGN CURRENCY FORWARD AND SPOT CONTRACTS:

Each Series, with the exception of the Money Market Series, may enter into foreign currency forward and spot contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with those series that participate in such contracts. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A spot contract is also an agreement to buy and sell a currency, but will settle within a week or less from the date it is entered into. The market value of a foreign currency forward or spot contract fluctuates with changes in forward currency exchange rates. Foreign currency forward and spot contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward or spot contract is extinguished, through delivery or by entering into another offsetting foreign currency forward or spot contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

As of June 30, 2006, the Core Bond Series, Total Return Bond Series, Balanced Series, and International Equity Series each had outstanding foreign currency forward contracts as listed in Note 10.

     E. WRITTEN OPTIONS:

Each Series, with the exception of the Money Market Series, may write or purchase options for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. These options are settled for cash and subject the Series to unlimited risk of loss. The Series, however, are not subject to credit

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

risk on written options, as the counterparty has already performed its obligation by paying the premium at the inception of the contract. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

Transactions in options written for the period ended June 30, 2006 were as follows:

                                         CORE BOND          TOTAL RETURN BOND           BALANCED
                                   ---------------------   --------------------   ---------------------
                                   NUMBER OF               NUMBER OF              NUMBER OF
                                   CONTRACTS   PREMIUMS    CONTRACTS   PREMIUMS   CONTRACTS   PREMIUMS
                                   ---------   ---------   ---------   --------   ---------   ---------
Written call options outstanding
  at December 31, 2005...........     172      $  98,503       --      $     --       --      $      --
Call options written.............     364        176,543      158        52,705      294        106,324
Call options terminated in
  closing purchase
  transactions...................    (367)      (190,769)    (142)      (49,332)    (265)      (100,263)
Call options expired.............      --             --       --            --       --             --
                                     ----      ---------     ----      --------     ----      ---------
Written call options outstanding
  at June 30, 2006...............     169      $  84,277       16      $  3,373       29      $   6,061
                                     ====      =========     ====      ========     ====      =========
Written put options outstanding
  at December 31, 2005...........     172      $  87,812       --      $     --       --      $      --
Put options written..............     364        188,762      109        28,440      257         65,528
Put options terminated in closing
  purchase transactions..........    (367)      (169,297)     (93)      (24,145)    (229)       (58,012)
Put options expired..............      --             --       --            --       --             --
                                     ----      ---------     ----      --------     ----      ---------
Written put options outstanding
  at June 30, 2006...............     169      $ 107,277       16      $  4,295       28      $   7,516
                                     ====      =========     ====      ========     ====      =========

     F. FUTURES CONTRACTS:

Each Series, with the exception of the Money Market Series, may enter into futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the market value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.

Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or losses reflected in the Series' Statement of Assets and Liabilities.

Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the Series to unlimited risk of loss. The Series may enter into futures contracts on exchanges or boards of trade. In that case, the exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series' credit risk is limited to failure of the exchange or board of trade.

Open futures contracts as of June 30, 2006:

                                                                                                         NET UNREALIZED
                        NUMBER OF                                         EXPIRATION      VALUE AS OF    APPRECIATION/
SERIES                  CONTRACTS              DESCRIPTION                   DATE        JUNE 30, 2006   (DEPRECIATION)
------                 -----------   --------------------------------   --------------   -------------   --------------
Core Bond............   1,002 Long   US Treasury Notes 10 Year Future   September 2006   $105,069,094     $  (210,021)
                        1,997 Long   US Long Bond Future                September 2006    212,992,531      (1,553,930)
                         980 Short   US Treasury Note 5 Year Future     September 2006    101,338,125         340,115
                                                                                                          -----------
                                                                                                          $(1,423,836)
                                                                                                          ===========
Total Return Bond....     135 Long   US Treasury Note 5 Year Future     September 2006   $ 13,959,844     $   (67,512)
                           22 Long   US Treasury Note 2 Year Future     September 2006      4,461,188         (15,236)
                            2 Long   US Long Bond                       September 2006        213,313             732
                          33 Short   US 10 Year Note Future             September 2006      3,460,359          21,804
                                                                                                          -----------
                                                                                                          $   (60,212)
                                                                                                          ===========
Balanced.............       1 Long   Euro -- Bobl Future                September 2006   $    236,050     $    (1,580)
                           17 Long   S&P 500 Future                     September 2006      1,087,575          (1,522)
                          138 Long   US Treasury Notes 5 Year Future    September 2006     14,270,063         (67,050)
                           44 Long   US Treasury Note 2 Year Future     September 2006      8,922,375         (30,471)
                            6 Long   US Long Bond Future                September 2006        639,938            (468)
                          88 Short   US Treasury Note 10 Year Future    September 2006      9,227,625          52,739
                                                                                                          -----------
                                                                                                          $   (48,352)
                                                                                                          ===========
Growth & Income......      17 Long   S&P 500 Future                     September 2006   $  1,087,575     $    15,903
                                                                                                          ===========
Special Equity.......      24 Long   Russell 2000 Future                September 2006   $  8,778,000     $   493,543
                                                                                                          ===========

The Core Bond Series and Special Equity Series has segregated securities as collateral for their respective open futures contracts. The segregated securities are identified within each Series' portfolio of investments. The Total Return Bond Series has segregated $150,000 of cash, the Balanced Series has segregated $430,600 of cash and the Growth & Income Series has segregated $560,000 of cash as collateral for their respective open futures contracts.

     G. SHORT SALES:

Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which a Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

     H. DOLLAR ROLLS:

Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA's) in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Series maintains liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities.

     I. FEDERAL INCOME TAXES:

It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

Each Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

     J. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     K. OPERATING EXPENSES:

The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among all Series based on their relative net assets, or another methodology that is appropriate based on the circumstances.

     L. RESTRICTED AND ILLIQUID SECURITIES:

Each Series is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. At June 30, 2006, there were no securities held in any Series that

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

were considered illiquid or restricted with the exception of securities registered under Rule 144A of the Securities Act of 1933.

     M. OTHER:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). The Advisor is an indirect, wholly-owned subsidiary of AEGON, a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series as follows:

TFLIC SUB-ACCOUNT                                             INVESTMENT IN PORTFOLIO
-----------------                                             -----------------------
Money Market................................................            8.50%
High Quality Bond...........................................           10.05
Intermediate Government Bond................................           25.30
Core Bond...................................................            8.24
Balanced....................................................           29.86
Value & Income..............................................           20.81
Growth & Income.............................................           23.82
Equity Growth...............................................           16.23
Mid-Cap Value...............................................            3.65
Mid-Cap Growth..............................................            0.36
Small-Cap Value.............................................            0.07
Special Equity..............................................           26.15
Small-Cap Growth............................................            0.01
Aggressive Equity...........................................           23.02
High Yield Bond.............................................            6.55
International Equity........................................           12.49

The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

For its services, the Advisor receives a fee from each Series, and the Subadvisors receive a fee from the Advisor, at an annual rate equal to the percentages specified in the table below of the portion of the corresponding Series' average daily net assets which they subadvise.

                                                                               ADVISOR   SUBADVISOR
SERIES                                         SERIES SUBADVISOR               FEE (%)    FEE (%)
------                             ------------------------------------------  -------   ----------
Money Market.....................  GE Asset Management, Inc.                    0.25        0.05
High Quality Bond................  Merganser Capital Management, LP             0.35            (2)
Intermediate Government Bond.....  Allegiance Investment Management, LLC        0.35(1)         (3)
Core Bond........................  BlackRock Advisors, Inc.                     0.35            (4)
Total Return Bond................  Western Asset Management Company             0.35(1)         (5)
Balanced.........................  (6)                                          0.45(1)         (7)
Value & Income...................  (8)                                          0.45            (9)
Value............................  Hotchkis and Wiley Capital Management, LLC   0.50(1)         (10)
Growth & Income..................  (11)                                         0.60(1)         (12)
Equity Growth....................  (13)                                         0.62            (14)
Mid-Cap Value....................  (15)                                         0.67(1)         (16)
Mid-Cap Growth...................  Columbus Circle Investors                    0.72(1)         (17)
Small-Cap Value..................  Earnest Partners, LLC                        0.82(1)     0.50
Special Equity...................  (18)                                         0.80(1)         (19)
Small-Cap Growth.................  Trusco Capital Management, Inc.              0.87(1)         (20)
Aggressive Equity................  Turner Investment Partners, Inc.             0.77(1)         (21)
High Yield Bond..................  Eaton Vance Management                       0.55            (22)
International Equity.............  (23)                                         0.75            (24)

---------------

(1)  The Advisor is currently voluntarily waiving a portion of its fee.

(2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $300,000,000.

(3) Allegiance Investment Management, LLC received 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $30,000,000 in average daily net assets, 0.20% on the next $50,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $100,000,000. Effective January 22, 2006 the Intermediate Government Bond Series terminated Stephens Capital Management as subadvisor. For the period January 1, 2006 to January 22, 2006, Stephens Capital Management received 0.10% on all average daily net assets.

(4) 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000.

(5) 0.30% on the first $100,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $100,000,000. In addition, Western Asset Management Company, Ltd. manages the foreign fixed income securities of this Series. Their fee is included as part of the same fee schedule listed above.

(6) The Balanced Series has three subadvisors: Goldman Sachs Asset Management, LP, Western Asset Management Company and Western Asset Management Company, Ltd. which manages equity, fixed income and foreign fixed income securities, respectively.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(7) Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in combined average daily net assets of the Balanced Series and the Growth & Income Series, 0.12% on the next $1,000,000,000 in combined average daily net assets and 0.10% on all combined average daily net assets in excess of $1,500,000,000. Western Asset Management Company and Western Asset Management Company, Ltd. received 0.30% on the first $100,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $100,000,000.

(8) The Value & Income Series has two subadvisors: TCW Investment Management Company and AllianceBernstein LP.

     During the period ended June 30, 2006, the Value & Income Series executed $37,957,845 of purchase transactions and $33,766,151 of sales transactions through Sanford C. Bernstein & Company, LLC, an affiliate of Alliance Capital Management, LP. Commissions paid for such transactions amounted to $57,739.

(9) TCW Investment Management Company received 0.70% on the first $25,000,000 in average daily net assets, 0.50% on the next $75,000,000 in average daily net assets, 0.30% on the next $400,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000. AllianceBernstein received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets and 0.13% on all average daily net assets in excess of $1,000,000,000.

(10) 0.75% on the first $15,000,000 in average daily net assets, 0.50% on the next $35,000,000 in average daily net assets, 0.35% on the next $100,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $150,000,000.

(11) The Growth & Income Series has three subadvisors: Ark Asset Management, Inc., Goldman Sachs Asset Management, LP and Aronson + Johnson + Ortiz, LP.

     During the period ended June 30, 2006, the Growth & Income Series executed $4,965,513 of purchase transactions and $4,923,634 of sales transactions through Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $5,731.

(12) Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in combined average daily net assets of the Growth & Income Series and the Equity Growth Series, 0.18% on the next $250,000,000 in combined average daily net assets and 0.15% on all combined average daily net assets in excess of $1,000,000,000. Goldman Sachs Asset Management, LP received 0.14% on the first $500,000,000 in combined average daily net assets of the Balanced Series and the Growth & Income Series, 0.12% on the next $1,000,000,000 in combined average daily net assets and 0.10% on all combined average daily net assets in excess of $1,500,000,000. Aronson + Johnson + Ortiz, LP received 0.30% on the first $250,000,000 in average daily net assets, 0.20% on the next $250,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $500,000,000. If assets are less than $100,000,000, then Aronson + Johnson + Ortiz, LP will receive 0.55% on the first $50,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $50,000,000.

(13) The Equity Growth Series has two subadvisors: Ark Asset Management Company, Inc. and Marsico Capital Management, LLC.

     During the period ended June 30, 2006, the Equity Growth Series executed $705,472 of purchase transactions and $3,770,704 of sales transactions through Bank of America Securities, LLC, an affiliate of Marsico Capital Management, LLC. Commissions paid for such transactions amounted to $10,027.

(14) Ark Asset Management, Inc. received 0.20% on the first $750,000,000 in combined average daily net assets of the Growth & Income Series and the Equity Growth Series, 0.18% on the next $250,000,000 in combined average daily net assets and 0.15% on all combined average daily net assets in excess of

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     $1,000,000,000. Marsico Capital Management, LLC received 0.30% on the first $1,000,000,000 in average daily net assets and 0.25% on all average daily net assets in excess of $1,000,000,000. If assets are greater than $2,000,000,000, then Marsico Capital Management, LLC will receive 0.27% on all average daily net assets.

(15) The Mid-Cap Value Series has two subadvisors: LSV Asset Management, and Cramer, Rosenthal, McGlynn, LLC.

(16) Cramer Rosenthal McGlynn, LLC received 0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000. LSV Asset Management received 0.50% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets, and 0.33% on all average daily net assets in excess of $800,000,000. In determining the basis point fee applicable to the Series, the combined average daily net assets of the Series and the portion of the International Equity Series managed by LSV Asset Management were applied to the fee schedule.

(17) 0.40% on the first $135,000,000 in average daily net assets and 0.35% on all average daily net assets in excess of $135,000,000.

(18) The Special Equity Series has five subadvisors: EARNEST Partners, LLC, Wellington Management Company, LLP, RS Investment Management Co, LLC, Mazama Capital Management, LLC, and INVESCO Institutional (NA), Inc. ("INVESCO").

(19) Wellington Management Company, LLP received 0.45% on the first $200,000,000 of average daily net assets and 0.375% on average daily net assets in excess of $200,000,000. EARNEST Partners, LLC received 0.50% of all average daily net assets. RS Investments Management Co, LLC received 0.50% on the first $100,000,000 in average daily net assets and 0.40% on all average daily net assets in excess of $100,000,000. For the portion of the portfolio invested in accordance with a small-cap core strategy, INVESCO received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next $100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000. For the period June 13, 2006 to June 30, 2006, for the portion of the portfolio invested in accordance with a small-cap value strategy, INVESCO received 0.41% on the first $100,000,000 in average daily net assets, 0.34% on the next $100,000,000 in average daily net assets, 0.22% on the next $100,000,000 and 0.20% on all average daily net assets in excess of $300,000,000. Mazama Capital Management, LLC received 0.55% in average daily net assets.

(20) 0.80% on the first $10,000,000 in average daily net assets, 0.64% on the next $40,000,000 in average daily net assets, and 0.48% on all average daily net assets in excess of $50,000,000.

(21) 0.35% on the first $100,000,000 in average daily net assets, 0.30% on the next $200,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $500,000,000.

(22) 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets and 0.15% on all average daily net assets in excess of $125,000,000.

(23) The International Equity Series has two subadvisors: LSV Asset Management and Wellington Management Company, LLP.

(24) LSV Asset Management received 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $100,000,000 in average daily net assets, 0.37% on the next $400,000,000 in average daily net assets, 0.35% on the next $200,000,000 in average daily net assets and 0.33% on all average daily net

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

   assets in excess of $800,000,000. Wellington Management Company, LLP received 0.375% on the first $400,000,000 in average daily net assets, 0.35% on the next $600,000,000 in average daily net assets and 0.325% on all average daily net assets in excess of $1,000,000,000.

For the period ended June 30, 2006, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

SERIES                                                             EXPENSE CAP
------                                                        ----------------------
Money Market................................................  30 basis points (b.p.)
High Quality Bond...........................................         40 b.p.
Intermediate Government Bond................................         40 b.p.
Core Bond...................................................         40 b.p.
Total Return Bond...........................................         40 b.p.
Balanced....................................................         50 b.p.
Value & Income..............................................         50 b.p.
Value.......................................................         55 b.p.
Growth & Income.............................................         65 b.p.
Equity Growth...............................................         65 b.p.
Mid-Cap Value...............................................         70 b.p.
Mid-Cap Growth..............................................         75 b.p.
Small-Cap Value.............................................         85 b.p.
Special Equity..............................................         85 b.p.
Small-Cap Growth............................................         90 b.p.
Aggressive Equity...........................................         80 b.p.
High Yield Bond.............................................         60 b.p.
International Equity........................................         90 b.p.

Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the period ended June 30, 2006 amounted to $69,348.

4. SECURITIES LENDING

Each Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% for domestic securities and 105% for international securities of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

During the term of the loan, a Series receives payments from borrowers equivalent to the dividends, interest, and any other distributions that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, each Series retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by collateral other than cash, the borrower pays a securities loan fee to the lending agent.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

4. SECURITIES LENDING (CONTINUED)

Any compensation (net of related expenses) received by a Series for lending its securities, as described above, is reported on its respective Statement of Operations. This includes interest income on short term investments purchased with cash collateral received.

At June 30, 2006, the Series loaned securities having market values as follows:

                                                                             CASH COLLATERAL
SERIES                                                        MARKET VALUE      RECEIVED
------                                                        ------------   ---------------
High Quality Bond...........................................  $ 26,730,205    $ 27,278,625
Intermediate Government Bond................................    50,804,215      52,114,730
Core Bond...................................................    29,735,373      30,335,855
Balanced....................................................    26,134,604      26,894,601
Value & Income..............................................   265,337,590     275,454,038
Growth & Income.............................................   101,151,314     104,216,777
Equity Growth...............................................   202,552,919     207,745,519
Mid-Cap Value...............................................    92,303,001      96,209,905
Mid-Cap Growth..............................................    43,862,716      45,722,857
Small-Cap Value.............................................    50,613,437      52,391,519
Special Equity..............................................   246,338,505     256,811,854
Small-Cap Growth............................................    19,069,579      19,876,959
Aggressive Equity...........................................    33,607,409      35,186,388
International Equity........................................   134,504,988     141,231,821

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)
4. SECURITIES LENDING (CONTINUED)

Each Series has invested the cash collateral received from securities loaned in the following short-term securities:

                                                HIGH       INTERMEDIATE
                                              QUALITY       GOVERNMENT       CORE                       VALUE &        GROWTH &
                                                BOND           BOND          BOND        BALANCED        INCOME         INCOME
                                            ------------   ------------   -----------   -----------   ------------   ------------
ABN Amro Bank NV Chicago, Floating Rate
 CD, 5.31%(1), 11/21/06...................  $   483,796    $   924,274    $   538,018   $   476,986   $  4,885,280   $  1,848,324
Bank of America NA, Floating Rate Note,
 5.31%(1), 08/10/06.......................      967,593      1,848,548      1,076,035       953,972      9,770,559      3,696,646
Bank of America NA, Floating Rate Note,
 5.31%(1), 03/08/07.......................      967,593      1,848,548      1,076,035       953,972      9,770,559      3,696,646
Bank of Montreal, Time Deposit, 5.29%,
 08/03/06.................................      967,593      1,848,548      1,076,035       953,972      9,770,559      3,696,646
Bank of Nova Scotia, Time Deposit, 5.29%,
 08/08/06.................................      967,593      1,848,548      1,076,035       953,971      9,770,559      3,696,646
Barclays, Time Deposit, 5.15%, 08/01/06...      967,593      1,848,548      1,076,035       953,971      9,770,559      3,696,646
Barclays Global Investors Money Market
 Fund -- Institutional Shares.............      580,556      1,109,129        645,621       572,383      5,862,336      2,217,988
Branch Banking & Trust, Time Deposit,
 5.25%, 07/26/06..........................      967,593      1,848,548      1,076,035       953,971      9,770,559      3,696,646
Calyon, Time Deposit, 5.30%, 08/08/06.....      967,593      1,848,548      1,076,035       953,971      9,770,559      3,696,646
Canadian Imperial Bank of Commerce, Time
 Deposit, 5.31%, 07/31/06.................      677,315      1,293,984        753,225       667,780      6,839,393      2,587,653
Credit Suisse First Boston Corp., Time
 Deposit, 5.28%, 07/24/06.................      387,037        739,419        430,415       381,589      3,908,224      1,478,659
Deutsche Bank, Time Deposit, 5.25%,
 07/05/06.................................      580,556      1,109,129        645,621       572,383      5,862,336      2,217,988
Dexia Group, Time Deposit, 5.30%,
 08/09/06.................................      967,593      1,848,548      1,076,035       953,971      9,770,559      3,696,646
First Tennessee National Corp., Time
 Deposit, 5.27%, 07/24/06.................      774,074      1,478,839        860,828       763,177      7,816,447      2,957,317
Fortis Bank, Time Deposit, 5.25%,
 07/03/06.................................      387,037        739,419        430,414       381,589      3,908,224      1,478,659
Fortis Bank, Time Deposit, 5.09%,
 07/05/06.................................      483,797        924,274        538,018       476,986      4,885,280      1,848,324
Fortis Bank, Time Deposit, 5.25%,
 07/06/06.................................    1,451,390      2,772,822      1,614,053     1,430,957     14,655,839      5,544,970
Harris NA, Time Deposit, 5.08%,
 07/05/06.................................      774,074      1,478,839        860,828       763,177      7,816,447      2,957,317
HBOS Treasury Services NY, Floating Rate
 CD, 5.11%(1), 07/10/06...................      483,796        924,274        538,018       476,986      4,885,280      1,848,323
Merrimac Cash Fund-Premium Class..........      154,815        295,768        172,166       152,635      1,563,289        591,463
National Australia Bank, Time Deposit,
 5.29%, 07/03/06..........................    1,391,022      2,657,493      1,546,920     1,371,440     14,046,261      5,314,339
Skandinaviska Enskilda Banken AB (SEB),
 Time Deposit, 5.13%, 07/12/06............      967,593      1,848,548      1,076,035       953,971      9,770,559      3,696,646
Societe Generale, Time Deposit, 5.27%,
 07/17/06.................................    1,161,112      2,218,258      1,291,242     1,144,766     11,724,671      4,435,976
Standard Chartered Bank, Time Deposit,
 5.26%, 07/07/06..........................      387,037        739,419        430,415       381,589      3,908,224      1,478,659
Svenska Handlesbanken, Time Deposit,
 5.29%, 07/03/06..........................      768,886      1,468,926        855,058       758,062      7,764,056      2,937,495
The Bank of the West, Time Deposit, 5.25%,
 08/07/06.................................      967,593      1,848,548      1,076,035       953,971      9,770,559      3,696,646
The Bear Stearns Companies, Inc., Floating
 Rate Note, 5.45%(1), 09/07/06............      193,519        369,710        215,207       190,794      1,954,112        739,329
Toronto Dominion Bank, Time Deposit,
 5.30%, 07/26/06..........................      483,797        924,274        538,018       476,986      4,885,280      1,848,324
Toronto Dominion Bank, Time Deposit,
 5.30%, 07/31/06..........................      483,797        924,274        538,018       476,986      4,885,280      1,848,324
UBS AG Stamford, Connecticut, Time
 Deposit, 5.25%, 07/21/06.................      483,797        924,274        538,018       476,986      4,885,280      1,848,324
UBS AG Stamford, Connecticut, Time
 Deposit, 5.25%, 08/04/06.................    1,451,390      2,772,823      1,614,053     1,430,957     14,655,839      5,544,970
Wells Fargo Bank NA, Time Deposit, 5.17%,
 07/03/06.................................    1,451,390      2,772,823      1,614,053     1,430,957     14,655,839      5,544,970
Wells Fargo Bank NA, Time Deposit, 5.25%,
 07/03/06.................................      677,315      1,293,984        753,225       667,780      6,839,392      2,587,653
Wells Fargo Bank NA, Time Deposit, 5.21%,
 07/06/06.................................      483,797        924,274        538,018       476,986      4,885,280      1,848,323
Wells Fargo Bank NA, Time Deposit, 5.16%,
 07/13/06.................................      967,593      1,848,548      1,076,035       953,971      9,770,559      3,696,646
                                            -----------    -----------    -----------   -----------   ------------   ------------
                                            $27,278,625    $52,114,730    $30,335,855   $26,894,601   $275,454,038   $104,216,777
                                            ===========    ===========    ===========   ===========   ============   ============
Information pertaining to the investment
of the cash collateral is shown on each
Series' Portfolio of Investments.
---------------
(1) Variable rate security. The rate shown
   was in effect at June 30, 2006.

             EQUITY        MID-CAP       MID-CAP      SMALL-CAP      SPECIAL       SMALL-CAP    AGGRESSIVE    INTERNATIONAL
             GROWTH         VALUE        GROWTH         VALUE         EQUITY        GROWTH        EQUITY         EQUITY
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -------------
             3,684,444   $ 1,706,318   $   810,912   $   929,183   $  4,554,654   $   352,525   $   624,044   $  2,504,798
          $
             7,368,887     3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,087      5,009,598
             7,368,887     3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,087      5,009,598
             7,368,887     3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,087      5,009,598
             7,368,888     3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,087      5,009,598
             7,368,888     3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,087      5,009,598
                           2,047,582       973,094     1,115,020      5,465,584       423,030       748,852      3,005,759
             4,421,333
             7,368,888     3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,087      5,009,598
             7,368,888     3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,087      5,009,598
                           2,388,846     1,135,277     1,300,856      6,376,515       493,535       873,661      3,506,718
             5,158,222
             2,947,555     1,365,055       648,729       743,347      3,643,723       282,020       499,235      2,003,839
             4,421,333     2,047,582       973,094     1,115,020      5,465,584       423,030       748,852      3,005,759
             7,368,888     3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,088      5,009,598
             5,895,110     2,730,109     1,297,459     1,486,693      7,287,446       564,040       998,470      4,007,678
             2,947,555     1,365,055       648,729       743,347      3,643,723       282,020       499,235      2,003,839
             3,684,444     1,706,318       810,912       929,183      4,554,654       352,525       624,044      2,504,798
            11,053,332     5,118,955     2,432,735     2,787,549     13,663,961     1,057,576     1,872,131      7,514,396
             5,895,110     2,730,109     1,297,459     1,486,693      7,287,446       564,040       998,470      4,007,678
                           1,706,318       810,912       929,183      4,554,654       352,525       624,044      2,504,799
             3,684,444
             1,179,022       546,022       259,492       297,339      1,457,489       112,808       199,694        801,536
            10,593,593     4,906,043     2,331,551     2,671,607     13,095,638     1,013,588     1,794,264      7,201,852
                           3,412,637     1,621,824     1,858,366      9,109,307       705,051     1,248,088      5,009,598
             7,368,888
             8,842,665     4,095,164     1,946,188     2,230,039     10,931,169       846,061     1,497,705      6,011,517
             2,947,555     1,365,055       648,729       743,347      3,643,723       282,020       499,235      2,003,839
             5,855,597     2,711,810     1,288,762     1,476,728      7,238,600       560,260       991,777      3,980,816
             7,368,888     3,412,637     1,621,824     1,858,366      9,109,307       705,050     1,248,087      5,009,598
                             682,527       324,364       371,673      1,821,861       141,010       249,617      1,001,920
             1,473,778
             3,684,444     1,706,319       810,912       929,183      4,554,654       352,525       624,044      2,504,798
             3,684,444     1,706,319       810,912       929,183      4,554,654       352,525       624,044      2,504,798
             3,684,444     1,706,318       810,912       929,183      4,554,654       352,525       624,044      2,504,798
            11,053,332     5,118,955     2,432,735     2,787,549     13,663,961     1,057,576     1,872,131      7,514,396
            11,053,332     5,118,955     2,432,735     2,787,549     13,663,961     1,057,576     1,872,131      7,514,396
             5,158,222     2,388,846     1,135,277     1,300,856      6,376,515       493,535       873,661      3,506,718
             3,684,444     1,706,318       810,912       929,183      4,554,654       352,525       624,044      2,504,798
             7,368,888     3,412,637     1,621,824     1,858,366      9,109,307       705,050     1,248,087      5,009,598
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   ------------
          $207,745,519   $96,209,905   $45,722,857   $52,391,519   $256,811,854   $19,876,959   $35,186,388   $141,231,821
          ============   ===========   ===========   ===========   ============   ===========   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

5.  PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended June 30, 2006 were as follows:

                                                                      COST OF          PROCEEDS
SERIES                                                               PURCHASES        FROM SALES
------                                                             --------------   --------------
High Quality Bond........................  Government Obligations  $   27,998,457   $   27,308,898
                                           Other                      231,584,837      161,845,754
Intermediate Government Bond.............  Government Obligations     535,015,334      566,654,419
                                           Other                       20,749,149       28,874,194
Core Bond................................  Government Obligations   5,537,409,432    5,821,378,875
                                           Other                      536,498,496      234,624,770
Total Return Bond........................  Government Obligations     174,127,012      173,684,021
                                           Other                       12,160,145        6,615,478
Balanced.................................  Government Obligations     370,330,362      346,660,629
                                           Other                       75,638,564      116,940,745
Value & Income...........................  Other                      439,811,680      489,705,441
Value....................................  Other                       29,810,502       21,119,215
Growth & Income..........................  Other                      450,225,198      515,784,465
Equity Growth............................  Other                      981,643,715    1,095,876,947
Mid-Cap Value............................  Other                      366,208,236      263,305,598
Mid-Cap Growth...........................  Other                      248,731,426      220,520,999
Small-Cap Value..........................  Other                       55,993,167       38,990,048
Special Equity...........................  Other                      627,102,438      753,419,530
Small-Cap Growth.........................  Other                      107,845,382       92,713,223
Aggressive Equity........................  Other                      272,223,734      294,539,138
High Yield Bond..........................  Other                      189,970,704      201,309,367
International Equity.....................  Other                      796,904,467      824,552,070

6. LEGAL AND REGULATORY MATTERS

On December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J. P. Morgan Securities, Inc. et al. The Complaint names as defendants the Intermediate Government Bond Portfolio and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Intermediate Government Bond Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546 (e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Discovery is underway, with depositions scheduled to commence in

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

6. LEGAL AND REGULATORY MATTERS (CONTINUED)

September 2006 and to continue through much of 2007. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because only limited discovery has taken place, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss.

Diversified Investors Securities Corp. ("DISC") is the distributor for each of the Series and a subsidiary of the Series Portfolio's investment advisor, Diversified Investment Advisor, Inc. ("DIA").

On February 18, 2005, DISC was notified by NASD Staff that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. The settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million; (iii) restitution of approximately $949,011 to the Diversified International Equity Portfolio for losses attributable to the trading described in the AWC; and (iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing. The restitution payment of $949,011 referred to above was made on February 14, 2006.

DISC and DIA have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and DIA have cooperated fully with each request. Although it is not anticipated that these developments will have an adverse effect on the Series Portfolio, there can be no assurance at this time.

7.  PROXY VOTING POLICIES AND PROCEDURES

A description of the Series Portfolio's proxy voting policies and procedures is included in the Statement of Additional Information ("SAI"), which is available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Series Portfolio's website at www.divinvest.com. (Click on the icon for Participants, then click on Fund Information, choose Investment Funds, click on a Fund, then click on the Fund Information tab) or (iii) on the SEC's website at www.sec.gov. In addition, the Series Portfolio is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Series Portfolio's filing for the twelve months ended June 30, 2006, will be available without charge, upon request: (i) by calling 1-800-755-5803; (ii) on the Series Portfolio's website at www.divinvest.com. (Click on the icon for Participants, then click on the Fund Information, choose Investment Funds, click on a Fund, then click on the Fund Information tab) or (iii) on the SEC's website at www.sec.gov.

8. QUARTERLY PORTFOLIOS

The Series Portfolio will file its portfolios of investments for the first and third quarters (March 31 and September 30, respectively) with the SEC by May 30 and November 29, respectively, each year on Form N-Q. The Series Portfolio's Form N-Q is available on the SEC's website at www.sec.gov. The Series Portfolio's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the SEC's Public Reference Room, call

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

8. QUARTERLY PORTFOLIOS (CONTINUED)

1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-800-755-5803.

9. CONCENTRATIONS AND INDEMNIFICATIONS

Some Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.

As of June 30, 2006, the High Yield Bond Series invested approximately 11.20% of its portfolio in issuers outside the United States.

As of June 30, 2006, substantially all of the International Equity Series' net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of June 30, 2006, the International Equity Series invested approximately 11.49%, 19.33% and 19.89% respectively, of its portfolio in issuers in France, Japan and United Kingdom, respectively.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

Credit risk is measured by the loss a Series would record if its counter-parties failed to perform pursuant to the terms of their obligations to the Series. Since certain Series enters into various types of debt obligations including private placements and swaps, forward currency contracts, spot contracts, forward commitments and over-the-counter options, credit exposure exists with counterparties.

In the normal course of business, the Series Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series Portfolio that have not yet occurred. However, based on experience, the Series Portfolio expects the risk of loss to be remote.

During 2005, AEGON deposited seed money into the Total Return Bond Series through an investment in a feeder fund of the Series. At June 30, 2006, this amount represented 32% of the assets invested in the Total Return Bond Series. It is anticipated that this seed money will be withdrawn as new deposits eliminate the need for such seed money.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

10. FOREIGN CURRENCY FORWARD AND SPOT CONTRACTS

At June 30, 2006, the Core Bond Series, Total Return Bond Series, Balanced Series, and International Equity Series had entered into foreign currency forward and spot contracts which contractually obligate each portfolio to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                      NET UNREALIZED
                                  FOREIGN     IN EXCHANGE   SETTLEMENT    VALUE AT    APPRECIATION/
                                 CURRENCY         FOR          DATE       06/30/06    (DEPRECIATION)
                                -----------   -----------   ----------   ----------   --------------
CORE BOND
PURCHASE CONTRACTS:
Euro..........................    6,050,401   $7,657,496      07/20/06   $7,746,631      $ 89,135
Euro..........................    2,131,704    2,685,371      07/20/06    2,729,327        43,956
                                                                                         --------
TOTAL.........................                                                           $133,091
                                                                                         ========
SALE CONTRACTS:
Euro..........................    5,926,574   $7,521,000      07/20/06   $7,588,089      $(67,089)
Euro..........................      123,827      156,791      07/20/06      158,542        (1,751)
Euro..........................    2,131,704    2,683,839      07/20/06    2,729,327       (45,488)
Mexican Peso..................   11,644,563    1,014,347      07/20/06    1,025,953       (11,606)
New Zealand Dollar............   11,358,753    7,065,144      07/20/06    6,915,157       149,987
                                                                                         --------
TOTAL.........................                                                           $ 24,053
                                                                                         ========
TOTAL RETURN BOND
PURCHASE CONTRACTS:
Canadian Dollar...............      153,287   $  135,055      08/08/06   $  137,449      $  2,394
                                                                                         ========
SALE CONTRACTS:
Australian Dollar.............        9,600   $    7,150      07/03/06   $    7,134      $     16
Australian Dollar.............      323,539      240,390      08/08/06      240,315            75
Canadian Dollar...............      320,464      282,347      08/08/06      287,352        (5,005)
                                                                                         --------
TOTAL.........................                                                           $ (4,914)
                                                                                         ========
BALANCED
SALE CONTRACTS:
Australian Dollar.............      940,286   $  698,632      08/08/06   $  698,416      $    216
Canadian Dollar...............      910,497      802,200      08/08/06      816,421       (14,221)
                                                                                         --------
TOTAL.........................                                                           $(14,005)
                                                                                         ========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

10. FOREIGN CURRENCY FORWARD AND SPOT CONTRACTS (CONTINUED)


                                                                                      NET UNREALIZED
                                  FOREIGN     IN EXCHANGE   SETTLEMENT    VALUE AT    APPRECIATION/
                                 CURRENCY         FOR          DATE       06/30/06    (DEPRECIATION)
                                -----------   -----------   ----------   ----------   --------------
INTERNATIONAL EQUITY
PURCHASE CONTRACTS:
Canadian Dollar...............       31,627   $   28,457      07/05/06   $   28,332      $   (125)
Canadian Dollar...............       32,065       28,724      07/05/06       28,724            --
Euro..........................    1,917,819    2,425,082      07/03/06    2,452,986        27,904
Great British Pound...........    1,329,991    2,408,081      07/03/06    2,459,419        51,338
Great British Pound...........    1,410,389    2,605,694      07/05/06    2,608,091         2,397
Norwegian Krone...............   15,835,699    2,507,632      07/03/06    2,543,928        36,296
                                                                                         --------
TOTAL.........................                                                           $117,810
                                                                                         ========
SALE CONTRACTS:
Euro..........................      685,810   $  877,151      07/05/06   $  877,185      $    (34)
Euro..........................      112,829      124,056      12/29/06      145,944       (21,888)
Great British Pound...........        2,378        4,342      07/03/06        4,397           (55)
Great British Pound...........       15,588       28,457      07/05/06       28,826          (369)
Great British Pound...........       15,541       28,724      07/05/06       28,737           (13)
Japanese Yen..................    5,552,565       48,199      07/03/06       48,519          (320)
Japanese Yen..................    2,332,440       20,247      07/03/06       20,381          (134)
Japanese Yen..................  226,462,517    1,942,717      07/05/06    1,978,876       (36,159)
Japanese Yen..................  143,210,477    1,253,154      07/05/06    1,251,402         1,752
                                                                                         --------
TOTAL.........................                                                           $(57,220)
                                                                                         ========

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS

                                     RATIOS TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                       NET       NET INVESTMENT
       FOR THE                     NET EXPENSES     INVESTMENT    INCOME (LOSS)                  NET ASSETS,
     PERIOD/YEAR         NET          (NET OF         INCOME         (NET OF       PORTFOLIO        END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER      PERIOD/YEAR     RETURN
     -----------       --------   ---------------   ----------   ---------------   ---------    --------------   ------
MONEY MARKET
06/30/2006(a)            0.27%*        0.27%*          4.47%*         4.47%*           N/A      $  886,558,935    2.24%
12/31/2005               0.28          0.28            2.97           2.97             N/A         765,777,258    3.00
12/31/2004               0.28          0.28            1.17           1.17             N/A         809,352,385    1.17
12/31/2003               0.28          0.28            1.11           1.11             N/A         799,572,598    1.11
12/31/2002               0.28          0.28            1.70           1.70             N/A         864,772,946    1.72
12/31/2001               0.27          0.27            3.85           3.85             N/A         704,577,191    4.04
HIGH QUALITY BOND
06/30/2006(a)            0.38*         0.38*           3.93*          3.93*             25%        820,383,628    1.20
12/31/2005               0.39          0.39            3.25           3.25              58         788,399,166    1.95
12/31/2004               0.38          0.38            2.96           2.96              48         690,594,378    1.48
12/31/2003               0.38          0.38            3.19           3.19              50         622,748,334    2.34
12/31/2002               0.38          0.38            4.36           4.36              54         439,015,018    6.21
12/31/2001               0.38          0.38            5.74           5.74              53         330,502,956    8.26
INTERMEDIATE GOVERNMENT BOND
06/30/2006(a)            0.40*         0.40*           4.42*          4.42*            301         165,022,802   (0.33)
12/31/2005               0.40          0.40            3.45           3.45             756         261,106,523    1.34
12/31/2004               0.42          0.40            2.46           2.48             554         256,502,651    1.59
12/31/2003               0.38          0.38            2.91           2.91             392         265,519,988    1.60
12/31/2002               0.39          0.39            3.93           3.93             134         358,005,390    8.31
12/31/2001               0.38          0.38            5.25           5.25              40         260,795,117    6.83
CORE BOND
06/30/2006(a)            0.38*         0.38*           4.35*          4.35*            269(b)    2,040,398,340   (0.27)
12/31/2005               0.39          0.39            3.99           3.99           1,003(b)    2,052,893,035    2.38
12/31/2004               0.39          0.39            3.62           3.62             885       1,655,367,885    4.65
12/31/2003               0.39          0.39            3.52           3.52             922       1,468,787,007    4.64
12/31/2002               0.39          0.39            4.85           4.85             462         999,624,604    9.24
12/31/2001               0.38          0.38            5.32           5.32             547         761,473,139    6.97
TOTAL RETURN BOND
06/30/2006(a)            0.53*         0.40*           4.51*          4.64*            220(b)       75,179,830   (0.63)
12/31/2005(1)            0.55*         0.40*           3.93*          4.08*            327          70,072,859    2.35

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)


                                     RATIOS TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                       NET       NET INVESTMENT
       FOR THE                     NET EXPENSES     INVESTMENT    INCOME (LOSS)                   NET ASSETS,
     PERIOD/YEAR         NET          (NET OF         INCOME         (NET OF       PORTFOLIO         END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER       PERIOD/YEAR     RETURN
     -----------       --------   ---------------   ----------   ---------------   ---------     --------------   ------
BALANCED
06/30/2006(a)            0.57%*        0.50%*          2.49%*         2.56%*          105%(b)    $  377,828,424     1.72%
12/31/2005               0.54          0.50            2.21           2.25            367           410,747,655     5.59
12/31/2004               0.52          0.50            2.19           2.21            338           419,726,689     8.31
12/31/2003               0.51          0.50            2.15           2.16            377           434,085,832    17.69
12/31/2002               0.52          0.50            2.63           2.65            289           375,745,612   (10.01)
12/31/2001               0.49          0.49            2.82           2.82            312           497,836,597    (5.27)
VALUE & INCOME
06/30/2006(a)            0.48*         0.48*           1.37*          1.37*            14         3,105,021,731     5.73
12/31/2005               0.48          0.48            1.38           1.38             89         3,018,060,297     6.88
12/31/2004               0.48          0.48            1.79           1.79             44         2,705,463,322    12.91
12/31/2003               0.47          0.47            1.91           1.91             70         2,198,085,735    26.52
12/31/2002               0.48          0.48            1.97           1.97             31         1,553,159,805   (15.25)
12/31/2001               0.48          0.48            2.07           2.07             32         1,653,702,046    (1.98)
VALUE
06/30/2006(a)            0.78*         0.55*           1.14*          1.37*            57            41,322,500    (0.55)
12/31/2005(1)            1.18*         0.55*           1.15*          1.78*            21            35,138,512     9.47
GROWTH & INCOME
06/30/2006(a)            0.63*         0.63*           1.04*          1.04*            38         1,125,477,518     1.19
12/31/2005               0.64          0.64            0.96           0.96             79         1,178,758,869     7.12
12/31/2004               0.64          0.64            1.22           1.22            184         1,135,948,434    10.79
12/31/2003               0.63          0.63            1.02           1.02            100         1,063,389,332    24.16
12/31/2002               0.66          0.65            0.77           0.78            115           799,621,503   (22.57)
12/31/2001               0.63          0.63            0.50           0.50            153           968,765,767   (22.31)
EQUITY GROWTH
06/30/2006(a)            0.64*         0.64*           0.33*          0.33*            39         2,454,362,037    (3.01)
12/31/2005               0.65          0.65            0.34           0.34             76         2,587,382,061     7.18
12/31/2004               0.65          0.65            0.68           0.68            129         2,290,559,947     7.75
12/31/2003               0.65          0.65            0.34           0.34             61         1,975,636,700    26.48
12/31/2002               0.65          0.65            0.22           0.22             75         1,146,889,083   (23.60)
12/31/2001               0.64          0.64            0.09           0.09             63         1,230,944,333   (20.22)

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)


                                     RATIOS TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                       NET       NET INVESTMENT
       FOR THE                     NET EXPENSES     INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR         NET          (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
     -----------       --------   ---------------   ----------   ---------------   ---------   --------------   ------
MID-CAP VALUE
06/30/2006(a)            0.70%*        0.70%*          1.10%*          1.10%*          38%     $  784,201,788     6.89%
12/31/2005               0.72          0.70            1.26            1.28           112         641,531,538     9.77
12/31/2004               0.71          0.70            0.78            0.79           147         414,710,679    25.47
12/31/2003               0.75          0.70            0.51            0.56           156         216,193,119    41.63
12/31/2002               1.02          0.70            0.20            0.52           156          47,629,380   (15.09)
12/31/2001(2)            1.91*         0.70*          (0.48)*          0.73*           87          13,632,294     8.28
MID-CAP GROWTH
06/30/2006(a)            0.75*         0.75*          (0.28)*         (0.28)*          74         312,692,052     0.91
12/31/2005               0.76          0.75           (0.39)          (0.38)          142         282,950,442    13.42
12/31/2004               0.79          0.75           (0.33)          (0.29)          223         210,100,872    15.38
12/31/2003               0.81          0.75           (0.37)          (0.31)          100         165,747,874    26.91
12/31/2002               0.96          0.75           (0.62)          (0.41)          138          44,270,757   (25.29)
12/31/2001(2)            1.93*         0.75*          (1.50)*         (0.32)*          63          15,562,948   (13.27)
SMALL-CAP VALUE
06/30/2006(a)            0.86*         0.85*           0.19*           0.20*           17         242,459,759     5.09
12/31/2005               0.88          0.85            0.07            0.10           143         218,749,221    (4.70)
12/31/2004               0.89          0.85            0.27            0.31            42         172,735,949    21.75
12/31/2003               0.94          0.85            1.19            1.28            40         100,887,458    41.10
12/31/2002(3)            1.39*         0.85*          (0.17)*          0.37*           26          17,920,226   (21.90)
SPECIAL EQUITY
06/30/2006(a)            0.85*         0.85*           0.21*           0.21*           49       1,236,587,184     3.67
12/31/2005               0.85          0.85            0.09            0.09            92       1,296,671,909    10.53
12/31/2004               0.84          0.84            0.15            0.15           103       1,227,530,742    12.63
12/31/2003               0.85          0.85           (0.02)          (0.02)          103       1,270,601,125    43.96
12/31/2002               0.84          0.84            0.05            0.05           109       1,005,958,858   (24.33)
12/31/2001               0.83          0.83           (0.02)          (0.02)           88       1,323,223,840    (3.09)

                        DIVERSIFIED INVESTORS PORTFOLIOS

11. FINANCIAL HIGHLIGHTS (CONTINUED)


                                     RATIOS TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                       NET       NET INVESTMENT
       FOR THE                     NET EXPENSES     INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR         NET          (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
     -----------       --------   ---------------   ----------   ---------------   ---------   --------------   ------
SMALL-CAP GROWTH
06/30/2006(a)            1.08%*        0.90%*         (0.53)%*        (0.35)%*         64%     $  152,961,312     2.59%
12/31/2005               0.98          0.90           (0.49)          (0.41)          183         132,903,534     0.55
12/31/2004               0.97          0.90           (0.58)          (0.51)           84         108,429,152    11.94
12/31/2003               1.02          0.90           (0.29)          (0.17)           81          83,589,643    39.31
12/31/2002(3)            1.48*         0.90*          (1.03)*         (0.45)*          68          16,521,455   (15.98)
AGGRESSIVE EQUITY
06/30/2006(a)            0.81*         0.80*          (0.21)*         (0.20)*          71         363,364,217     0.11
12/31/2005               0.81          0.80           (0.15)          (0.14)          187         382,129,060     8.20
12/31/2004               0.95          0.94           (0.49)          (0.48)          252         397,726,867    12.14
12/31/2003               1.01          1.00           (0.61)          (0.60)          165         371,333,010    28.12
12/31/2002               1.01          1.00           (0.60)          (0.59)           87         312,299,599   (26.56)
12/31/2001               1.00          1.00           (0.72)          (0.72)           98         372,579,133   (31.15)
HIGH YIELD BOND
06/30/2006(a)            0.59*         0.59*           7.74*           7.74*           46         438,967,932     4.55
12/31/2005               0.60          0.60            7.74            7.74            68         416,027,255     3.34
12/31/2004               0.60          0.60            8.06            8.06            80         351,772,536    10.32
12/31/2003               0.61          0.60            9.07            9.08           136         282,700,774    27.91
12/31/2002               0.61          0.60            9.15            9.16            95         208,085,535     2.19
12/31/2001               0.59          0.59            9.41            9.41            90         174,019,465     5.15
INTERNATIONAL EQUITY
06/30/2006(a)            0.85          0.85            2.59            2.59            44       1,807,190,429     9.74
12/31/2005               0.88          0.88            2.03            2.03            94       1,721,786,149    11.20
12/31/2004               0.87          0.87            1.85            1.85           171       1,401,617,944    19.66
12/31/2003               0.86          0.86            1.11            1.11            23       1,049,033,896    33.52
12/31/2002               0.87          0.87            0.83            0.83            25         656,888,348   (16.90)
12/31/2001               0.88          0.88            0.67            0.67            28         632,888,725   (18.57)

---------------

(a) Unaudited.

(b) Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions. Refer to Note 2H.

*   Annualized.

(1) Commencement of Operations, May 6, 2005.

(2) Commencement of Operations, April 27, 2001.

(3) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                   APPROVAL OF INVESTMENT ADVISORY CONTRACTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios (each, a "Portfolio") pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with Diversified Investors Portfolios. For each Portfolio, Diversified has entered into an Investment Subadvisory Agreement (each, a "Subadvisory Agreement") with a subadviser.

In approving the continuation of each Diversified Advisory Agreement and each Subadvisory Agreement, the Board, including the independent Trustees, reviewed and considered the advisory fees and total expenses of each underlying fund investing in a Portfolio (each, a "Fund"). In this regard, the Trustees had reviewed, among other things, comparative fee information with respect to comparable funds. The Trustees reviewed the advisory fees and expense ratios, before and after the advisory and other fee waivers, and compared them to investment advisory fees paid by and expense ratios of other investment companies with similar investment objectives. The Trustees considered that Diversified did not have any non-mutual fund clients to whom advisory services were provided. The Trustees also considered that Diversified had agreed to waive a portion of certain Portfolios' advisory fees, as necessary, to maintain certain "caps" on total expenses (noting that this agreement had been in effect for each of the last four calendar years). The Trustees also reviewed and considered information relating to the costs of the services provided to the Funds and the resulting profitability to Diversified and the subadvisers of the relationship with the Funds.

The Trustees reviewed and considered information relating to the investment performance of each of the Funds, which was considered in connection with each Fund's total expenses, contractual management fees, and Diversified's (and where provided, the applicable subadviser's) profitability. In reviewing Fund performance, the Trustees considered gross performance results relative to benchmark for the past one- and three-year periods ended December 31, 2005 (except where there was a new subadviser), as well as information regarding net performance in comparison to funds with similar strategies over the same time periods. Performance was also considered in light of the performance of comparable products managed by the subadviser. For Funds managed by multiple subadvisers, the Board considered both individual subadviser performance and the combined performance of each such Fund in recognition of the fact that managers had been selected on the basis of their complementary investment strategies, which would be expected to perform differently under different market conditions.

The Trustees also reviewed extensive information provided by the subadvisers, primarily elicited through questionnaires regarding, among other things: the nature and quality of services provided; legal, regulatory and compliance matters; actual fees paid by Diversified to each subadviser, comparable fees paid to each subadviser and subadviser profitability data; and other practices and developments. The Trustees also noted instances where information was not disclosed by certain subadvisers, considered the reasons such information was withheld and weighed the relative importance of such information among the other data available to the Trustees. In light of Diversified's expertise and the extensive monitoring provided by Diversified, as well as the arms'-length nature of the relationship between Diversified and the subadvisers, the Trustees placed considerable value on Diversified's views regarding the subadvisers.

After requesting and reviewing such information as they deemed necessary (including additional information provided by Diversified in response to inquiries from the Independent Trustees) and after meetings conducted by the independent Trustees without management being present, the Board concluded that each Diversified Advisory Agreement and each sub-advisory agreement was in the best interests of the applicable Portfolio and its investors. The Board based its conclusions, in part, on its observations regarding the performance of and the management fees and total expenses paid by each Portfolio and underlying Fund, some of which observations are summarized below. In reaching this conclusion, the Board noted that this continuation reaffirmed the choice of each investor in each fund, who had decided to invest in a fund overseen by Diversified and managed by the applicable subadviser or subadvisers.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                 JUNE 30, 2006

                                  (UNAUDITED)

MONEY MARKET PORTFOLIO. For Money Market Portfolio (GE Asset Management, Incorporated as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors Money Market Fund and Diversified Institutional Money Market Fund. The Board found total expenses to be above the median for the expense universe in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

BOND PORTFOLIOS. For High Quality Bond Portfolio (Merganser Capital Management as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors High Quality Bond Fund and Diversified Institutional High Quality Bond Fund. The Board found total expenses to be above the median for the expense universe in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Intermediate Government Bond Portfolio (Allegiance Investment Management as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, but that net performance was below median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors Intermediate Government Bond Fund and Diversified Institutional Intermediate Government Bond Fund. The Board found total expenses to be above the median for the expense universe for the Investors fund, but below the median in the case of the Institutional fund. The Board noted that a subadviser to the Portfolio had been terminated in January, 2006 in an effort to improve performance, and determined that it was appropriate to see the impact of that change on the Portfolio's performance going forward. The Board determined that while performance had been below the median for the one- and three-year periods, given the recent subadviser change, the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Core Bond Fund Portfolio (BlackRock Advisors, Inc. as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors Core Bond Fund and Diversified Institutional Core Bond Fund. The Board found total expenses to be above the median for the expense universe in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For High Yield Bond Fund Portfolio (Eaton Vance Management as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors High Yield Bond Fund and Diversified Institutional High Yield Bond Fund. The Board found total expenses to be at or below the median for the expense universe for both funds. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements. The Board noted that the performance of the subadviser continued to be strong (top quartile).

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                 JUNE 30, 2006

                                  (UNAUDITED)

BALANCED PORTFOLIO. For Balanced Portfolio (Goldman Sachs Asset Management, Western Asset Management Company, and Western Asset Management Company Limited as subadvisers), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors Balanced Fund and Diversified Institutional Balanced Fund. The Board found total expenses to be above the median for the expense universe in the case of the Investors fund and below the median in the case of the Institutional fund. The Board noted that the two existing subadvisers had been added in May, 2005 in an effort to improve performance, and determined that it was appropriate to continue to monitor the impact of that change on the Portfolio's performance going forward. The Board determined that given the relatively recent subadviser change, the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

STOCK PORTFOLIOS. For Value & Income Portfolio (AllianceBernstein and TCW Investment Management Company as subadvisers), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors Value & Income Fund and Diversified Institutional Value & Income Fund. The Board found total expenses to be at or below the median for the expense universe for both funds. The Board noted that TCW had been added as a subadviser in March, 2005, in an effort to improve performance, and that TCW's performance since its inception with the Portfolio had been good. The Board also noted that Alliance's reported profitability was substantial but that Alliance's performance continued to be good. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Growth & Income Portfolio (Aronson+Johnson+Ortiz (AJO), Ark Asset Management and Goldman Sachs Asset Management as subadvisers), the Board observed that the subadvisers to the Portfolio had been replaced in May, 2004. In addition, the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. The Board noted that Diversified's profitability for this Fund was higher than for others, but that the profitability nonetheless appeared reasonable and Fund performance was good. The Board noted that AJO's reported profitability was substantial but that AJO had strong performance. Contractual management fees were at or below the median for the peer group for both Diversified Investors Growth & Income Fund and Diversified Institutional Growth & Income Fund. The Board found total expenses to be above the median for the expense universe (but less than the average) in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board noted that the change of subadvisers in May, 2004 had improved performance. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Equity Growth Portfolio (Ark Asset Management and Marsico Capital Management as subadvisers), the Board observed that one of the advisers to the Portfolio had been replaced in September, 2004. Additionally, the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. The Board noted that Marsico had not provided profitability information but had good performance. Contractual management fees were at or below the median for the peer group for both Diversified Investors Equity Growth Fund and Diversified Institutional Equity Growth Fund. The Board found total expenses to be above the median for the expense universe (but less than the average) in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board noted that the change of subadvisers in

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                 JUNE 30, 2006

                                  (UNAUDITED)

September, 2004 had improved performance. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Mid-Cap Value Portfolio (Cramer, Rosenthal, McGlynn and LSV Asset Management as subadvisers), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors Mid-Cap Value Fund and Diversified Institutional Mid-Cap Value Fund. The Board found total expenses to be at or below the median for the expense universe for both funds. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Mid-Cap Growth Portfolio (Columbus Circle Investors as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were at or below the median for the peer group for both Diversified Investors Mid-Cap Growth Fund and Diversified Institutional Mid-Cap Growth Fund. The Board found total expenses to be above the median for the expense universe (but less than the average) in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

For Small-Cap Value Portfolio (EARNEST Partners as subadviser), the Board noted that EARNEST had replaced the former subadviser in April, 2005 in an effort to improve performance. The Board also noted that gross performance was behind the relevant benchmark for the one- and three-year periods, and that net performance was well below median. The Board found that contractual management fees were above the median for the peer group for both Diversified Investors Small-Cap Value Fund and Diversified Institutional Small-Cap Value Fund, and that total expenses were above the median for the expense universe in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board noted that EARNEST had been added as a subadviser relatively recently. In response to the Board's questioning, management had confirmed its continued confidence in EARNEST as a subadviser. Accordingly, the Board determined that it was appropriate to continue to monitor the impact of the subadviser change on the Portfolio's performance going forward. The Board determined that given the relatively recent subadviser change, the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements, but noted that they would be monitoring performance and fees carefully.

For Special Equity Portfolio (Mazama Capital Management, RS Investment Management, EARNEST Partners, Wellington Management Company and INVESCO Institutional as subadvisers), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, and that net performance was at or above median for the performance universe for the same periods. Contractual management fees were above the median for the peer group for both Diversified Investors Special Equity Fund and Diversified Institutional Special Equity Fund. The Board found total expenses to be above the median for the expense universe in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board noted that Mazama had replaced a subadviser in March, 2005, in an effort to improve performance, and that Mazama's performance since its inception with the Portfolio had been good. The Board also noted that INVESCO's profitability appeared high but that INVESCO's performance continued to be good. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                 JUNE 30, 2006

                                  (UNAUDITED)

For Small-Cap Growth Portfolio (Trusco Capital Management as subadviser), the Board noted that Trusco had replaced the former subadviser in December, 2005 in an effort to improve performance. The Board also noted that gross performance was behind the relevant benchmark for the one- and three-year periods, and that net performance was below median for the performance universe for the same periods. The Board found that contractual management fees were above the median for the peer group for both Diversified Investors Small-Cap Growth Fund and Diversified Institutional Small-Cap Growth Fund, and that total expenses were above the median for the expense universe in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board noted that Trusco had been added as a subadviser recently, and that management had confirmed its continued confidence in Trusco as a subadviser despite somewhat disappointing short-term results. Accordingly, the Board determined that it was appropriate to continue to monitor the impact of the subadviser change on the Portfolio's performance going forward. The Board determined that given the recent subadviser change, the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements, but stated that they would be monitoring performance and fees carefully.

*Subsequent event: Effective July 24, 2006, Diversified Investment Advisors, Inc. terminated its Investment Subadvisory Agreement with Trusco Capital Management, Inc. with respect to the Small-Cap Growth Portfolio and entered into an Interim Investment Subadvisory Agreement with Perimeter Capital Partners LLC.

For Aggressive Equity Portfolio (Turner Investment Partners as subadviser), the Board noted that gross performance was ahead of the relevant benchmark for the one- and three-year periods, but that net performance was below median for the performance universe for the same periods. The Board found that contractual management fees were above the median for the peer group for both Diversified Investors Aggressive Equity Fund and Diversified Institutional Aggressive Equity Fund, and that total expenses were above the median for the expense universe (but less than the average) in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board noted that Turner was a manager that took bets consistent with its investment style, but that given the performance, it was appropriate to continue to monitor the performance closely going forward. The Board noted that Diversified's profitability for these funds was higher than for others, but that the profitability nonetheless appeared reasonable and had dropped substantially from prior years. The Board also considered that in 2004 Diversified had reduced its management fee by 20 basis points. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements, but said that they would be monitoring performance and fees carefully.

For International Equity Portfolio (LSV Asset Management and Wellington Management Company as subadvisers), the Board noted that gross performance was behind the relevant benchmark for the one- and three-year periods, and that net performance was below median for the performance universe for the same periods. The Board found that contractual management fees were at or below the median for the peer group for both Diversified Investors International Equity Fund and Diversified Institutional International Equity Fund, and that total expenses were above the median for the expense universe in the case of the Investors fund, but below the median in the case of the Institutional fund. The Board noted that Wellington had been placed under increased scrutiny by Diversified because of recent performance, but that management had confirmed its continued confidence in Wellington as a subadviser. Accordingly, the Board determined that it was appropriate to continue to monitor Wellington's performance going forward. The Board determined that the investment performance and advisory fees were sufficient to warrant continuance of the advisory and subadvisory agreements, but noted that they would be monitoring performance carefully.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                 JUNE 30, 2006

                                  (UNAUDITED)

                                   * * * * *

These conclusions were based upon the Board's determination for each Portfolio that the Portfolio's performance compared sufficiently favorably with other funds in the individual fund's peer group and/or benchmark over recent one- and three-year periods, with exceptions discussed above; that management fees and total expenses after giving effect to waivers and reimbursements compared sufficiently favorably to the peer group, with exceptions discussed above; and that, in reviewing Diversified's profitability with respect to its services for the funds, that profitability (together with additional benefits received by Diversified and its affiliated, Diversified Investors Securities Corp.) generally appeared to be reasonable in view of the nature and quality of the services provided by Diversified. The Board also considered that the fee waivers and reimbursements for certain funds were contractually agreed and as a result could not be discontinued or modified without Board approval. In addition to the foregoing, the Trustees were satisfied with the overall quality of the services provided by Diversified, including selecting and monitoring subadvisers and providing compliance services to the Portfolios.

                         S&P 500 INDEX MASTER PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2006

                                  (UNAUDITED)

ASSETS
Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers (Cost: $2,530,586,920).................   $2,650,714,689
Affiliated issuers (b) (Cost: $20,938,914)..................       20,938,914
RECEIVABLES:
Dividends and interest......................................        2,816,181
                                                               --------------
Total Assets................................................    2,674,469,784
                                                               --------------
LIABILITIES
PAYABLES:
  Due to broker -- variation margin.........................           65,107
  Collateral for securities on loan (Note 4)................      276,532,492
  Investment advisory fees (Note 2).........................           92,442
Accrued expenses............................................            7,707
                                                               --------------
Total Liabilities...........................................      276,697,748
                                                               --------------
NET ASSETS..................................................   $2,397,772,036
                                                               ==============

---------------
(a) Securities on loan with market value of $269,381,807. See Note 4.
(b) See Note 2.

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                            STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                  (UNAUDITED)

NET INVESTMENT INCOME
Dividends from unaffiliated issuers.........................   $ 22,947,028
Interest from unaffiliated issuers..........................         44,461
Interest from affiliated issuers (a)........................        596,889
Securities lending income...................................        116,716
                                                               ------------
TOTAL INVESTMENT INCOME.....................................     23,705,094
                                                               ------------
EXPENSES (NOTE 2)
Investment advisory fees....................................        611,184
Professional fees...........................................          8,784
Independent trustees' fees..................................          2,562
                                                               ------------
Total expenses..............................................        622,530
Less expense reductions (Note 2)............................        (11,346)
                                                               ------------
Net expenses................................................        611,184
                                                               ------------
NET INVESTMENT INCOME.......................................     23,093,910
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from sale of investments in unaffiliated
  issuers...................................................    (27,174,234)
Net realized loss on futures contracts......................       (743,649)
Net change in unrealized appreciation (depreciation) of
  investments...............................................     67,946,009
Net change in unrealized appreciation (depreciation) of
  futures contracts.........................................        639,437
                                                               ------------
NET REALIZED AND UNREALIZED GAIN............................     40,667,563
                                                               ------------
Net increase in net assets resulting from operations........   $ 63,761,473
                                                               ============

---------------
(a) See Note 2.

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE SIX MONTHS
                                                           ENDED JUNE 30, 2006    FOR THE YEAR ENDED
                                                               (UNAUDITED)        DECEMBER 31, 2005
                                                           -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income....................................    $   23,093,910         $   43,812,074
Net realized gain (loss).................................       (27,917,883)             7,404,269
Net change in unrealized appreciation (depreciation).....        68,585,446             61,163,102
                                                             --------------         --------------
Net increase in net assets resulting from operations.....        63,761,473            112,379,445
                                                             --------------         --------------
INTERESTHOLDER TRANSACTIONS:
Contributions............................................       370,017,752            749,027,738
Withdrawals..............................................      (444,532,839)          (859,684,082)
                                                             --------------         --------------
Net decrease in net assets resulting from interestholder
  transactions...........................................       (74,515,087)          (110,656,344)
                                                             --------------         --------------
Increase (decrease) in net assets........................       (10,753,614)             1,723,101
NET ASSETS:
Beginning of period......................................     2,408,525,650          2,406,802,549
                                                             --------------         --------------
End of period............................................    $2,397,772,036         $2,408,525,650
                                                             ==============         ==============

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS -- 98.96%
              ADVERTISING -- 0.16%
     89,559   Interpublic Group of
                Companies Inc.(1)(2).......  $      747,817
     35,220   Omnicom Group Inc. ..........       3,137,750
                                             --------------
                                                  3,885,567
                                             --------------
              AEROSPACE & DEFENSE -- 2.13%
    165,045   Boeing Co. (The).............      13,518,836
     83,330   General Dynamics Corp. ......       5,454,782
     25,866   Goodrich (B.F.) Co.(2).......       1,042,141
     25,123   L-3 Communications Holdings
                Inc. ......................       1,894,777
     73,105   Lockheed Martin Corp. .......       5,244,553
     70,963   Northrop Grumman Corp. ......       4,545,890
     92,106   Raytheon Co. ................       4,105,164
     35,239   Rockwell Collins Inc.(2).....       1,968,803
    208,658   United Technologies Corp. ...      13,233,090
                                             --------------
                                                 51,008,036
                                             --------------
              AGRICULTURE -- 1.90%
    431,011   Altria Group Inc. ...........      31,649,138
    135,094   Archer-Daniels-Midland
                Co. .......................       5,576,680
     55,855   Monsanto Co. ................       4,702,432
     17,679   Reynolds American Inc.(2)....       2,038,389
     33,325   UST Inc.(2)..................       1,505,957
                                             --------------
                                                 45,472,596
                                             --------------
              AIRLINES -- 0.10%
    145,449   Southwest Airlines Co. ......       2,381,000
                                             --------------
                                                  2,381,000
                                             --------------
              APPAREL -- 0.35%
     79,475   Coach Inc.(1)................       2,376,302
     23,493   Jones Apparel Group Inc. ....         746,842
     21,780   Liz Claiborne Inc.(2)........         807,167
     38,974   Nike Inc. Class B............       3,156,894
     18,209   VF Corp.(2)..................       1,236,755
                                             --------------
                                                  8,323,960
                                             --------------
              AUTO MANUFACTURERS -- 0.39%
    387,290   Ford Motor Co.(2)............       2,683,920
    116,755   General Motors Corp.(2)......       3,478,131
     12,553   Navistar International
                Corp.(1)...................         308,929
     34,474   PACCAR Inc.(2)...............       2,839,968
                                             --------------
                                                  9,310,948
                                             --------------

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              AUTO PARTS & EQUIPMENT -- 0.16%
     13,285   Cooper Tire & Rubber
                Co.(2).....................  $      147,995
     36,965   Goodyear Tire & Rubber Co.
                (The)(1)...................         410,311
     40,248   Johnson Controls Inc.(2).....       3,309,191
                                             --------------
                                                  3,867,497
                                             --------------
              BANKS -- 6.68%
     71,855   AmSouth Bancorp..............       1,900,565
    941,947   Bank of America Corp. .......      45,307,651
    159,313   Bank of New York Co. Inc.
                (The)......................       5,129,879
    113,539   BB&T Corp. ..................       4,722,087
     33,536   Comerica Inc. ...............       1,743,537
     38,261   Commerce Bancorp Inc.(2).....       1,364,770
     26,443   Compass Bancshares Inc.(2)...       1,470,231
    114,880   Fifth Third Bancorp(2).......       4,244,816
     25,250   First Horizon National
                Corp.(2)...................       1,015,050
     50,649   Huntington Bancshares
                Inc. ......................       1,194,303
     83,443   KeyCorp......................       2,977,246
     16,271   M&T Bank Corp.(2)............       1,918,676
     46,399   Marshall & Ilsley Corp. .....       2,122,290
     85,370   Mellon Financial Corp. ......       2,939,289
    111,983   National City Corp.(2).......       4,052,665
     96,034   North Fork Bancorp Inc. .....       2,897,346
     38,396   Northern Trust Corp. ........       2,123,299
     61,103   PNC Financial Services
                Group......................       4,287,598
     94,130   Regions Financial Corp. .....       3,117,586
     68,608   State Street Corp.(2)........       3,985,439
     75,063   SunTrust Banks Inc. .........       5,724,304
     66,294   Synovus Financial Corp.(2)...       1,775,353
    367,397   U.S. Bancorp.................      11,345,219
    332,013   Wachovia Corp.(2)............      17,955,263
    346,774   Wells Fargo & Co. ...........      23,261,600
     21,792   Zions Bancorporation.........       1,698,468
                                             --------------
                                                160,274,530
                                             --------------
              BEVERAGES -- 2.13%
    159,522   Anheuser-Busch Companies
                Inc.(2)....................       7,272,608
     17,051   Brown-Forman Corp. Class
                B(2).......................       1,218,294
    423,047   Coca-Cola Co. (The)..........      18,199,482
     62,187   Coca-Cola Enterprises
                Inc. ......................       1,266,749
     41,404   Constellation Brands
                Inc.(1)(2).................       1,035,100

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              BEVERAGES (CONTINUED)
     11,740   Molson Coors Brewing Co.
                Class B(2).................  $      796,911
     27,765   Pepsi Bottling Group Inc. ...         892,645
    341,093   PepsiCo Inc. ................      20,479,224
                                             --------------
                                                 51,161,013
                                             --------------
              BIOTECHNOLOGY -- 1.02%
    243,406   Amgen Inc.(1)................      15,877,373
     70,985   Biogen Idec Inc.(1)..........       3,288,735
     53,745   Genzyme Corp.(1)(2)..........       3,281,132
     51,104   MedImmune Inc.(1)(2).........       1,384,918
     10,926   Millipore Corp.(1)...........         688,229
                                             --------------
                                                 24,520,387
                                             --------------
              BUILDING MATERIALS -- 0.23%
     36,466   American Standard Companies
                Inc.(2)....................       1,577,884
     82,003   Masco Corp. .................       2,430,569
     20,839   Vulcan Materials Co.(2)......       1,625,442
                                             --------------
                                                  5,633,895
                                             --------------
              CHEMICALS -- 1.35%
     46,279   Air Products & Chemicals
                Inc.(2)....................       2,958,154
     14,617   Ashland Inc.(2)..............         974,954
    198,517   Dow Chemical Co. (The)(2)....       7,748,119
    190,169   Du Pont (E.I.) de Nemours and
                Co.(2).....................       7,911,030
     16,647   Eastman Chemical Co. ........         898,938
     37,914   Ecolab Inc.(2)...............       1,538,550
     23,272   Hercules Inc.(1)(2)..........         355,131
     16,021   International Flavors &
                Fragrances Inc.(2).........         564,580
     34,186   PPG Industries Inc.(2).......       2,256,276
     66,704   Praxair Inc. ................       3,602,016
     30,156   Rohm & Haas Co. .............       1,511,419
     22,974   Sherwin-Williams Co. (The)...       1,090,806
     13,896   Sigma-Aldrich Corp. .........       1,009,405
                                             --------------
                                                 32,419,378
                                             --------------
              COAL -- 0.07%
     37,790   CONSOL Energy Inc. ..........       1,765,549
                                             --------------
                                                  1,765,549
                                             --------------

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              COMMERCIAL SERVICES -- 0.80%
     28,759   Apollo Group Inc. Class
                A(1).......................  $    1,485,978
     68,135   Block (H & R) Inc.(2)........       1,625,701
    206,489   Cendant Corp. ...............       3,363,706
     29,374   Convergys Corp.(1)...........         572,793
     44,211   Donnelley (R.R.) & Sons
                Co. .......................       1,412,541
     26,630   Equifax Inc. ................         914,474
     62,784   McKesson Corp. ..............       2,968,428
     50,429   Moody's Corp. ...............       2,746,363
     68,817   Paychex Inc. ................       2,682,487
     35,286   Robert Half International
                Inc. ......................       1,482,012
                                             --------------
                                                 19,254,483
                                             --------------
              COMPUTERS -- 3.60%
     24,722   Affiliated Computer Services
                Inc. Class A(1)............       1,275,902
    175,559   Apple Computer Inc.(1).......      10,027,930
     38,687   Computer Sciences Corp.(1)...       1,873,998
    468,898   Dell Inc.(1).................      11,445,800
    107,021   Electronic Data Systems
                Corp. .....................       2,574,925
    488,111   EMC Corp.(1).................       5,354,578
     51,610   Gateway Inc.(1)..............          98,059
    575,799   Hewlett-Packard Co. .........      18,241,312
    320,019   International Business
                Machines Corp.(2)..........      24,583,860
     21,532   Lexmark International
                Inc.(1)....................       1,202,132
     37,708   NCR Corp.(1).................       1,381,621
     77,062   Network Appliance
                Inc.(1)(2).................       2,720,289
     40,117   SanDisk Corp.(1).............       2,045,165
    722,076   Sun Microsystems Inc.(1).....       2,996,615
     71,074   Unisys Corp.(1)..............         446,345
                                             --------------
                                                 86,268,531
                                             --------------
              COSMETICS & PERSONAL CARE -- 2.03%
     15,689   Alberto-Culver Co.(2)........         764,368
     92,682   Avon Products Inc. ..........       2,873,142
    106,239   Colgate-Palmolive Co. .......       6,363,716
     24,729   Estee Lauder Companies Inc.
                (The) Class A(2)...........         956,270
    677,326   Procter & Gamble Co. ........      37,659,326
                                             --------------
                                                 48,616,822
                                             --------------

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION & WHOLESALE -- 0.11%
     35,958   Genuine Parts Co.(2).........  $    1,498,010
     15,920   Grainger (W.W.) Inc. ........       1,197,662
                                             --------------
                                                  2,695,672
                                             --------------
              DIVERSIFIED FINANCIAL SERVICES -- 8.16%
    254,681   American Express Co.(2)......      13,554,123
     50,432   Ameriprise Financial Inc. ...       2,252,797
     24,898   Bear Stearns Companies Inc.
                (The)......................       3,487,712
     62,557   Capital One Financial
                Corp. .....................       5,345,496
     41,350   CIT Group Inc. ..............       2,162,191
  1,026,107   Citigroup Inc. ..............      49,499,402
    125,430   Countrywide Financial
                Corp. .....................       4,776,374
     87,702   E*TRADE Financial
                Corp.(1)(2)................       2,001,360
    142,636   Federal Home Loan Mortgage
                Corp. .....................       8,131,678
    199,793   Federal National Mortgage
                Association................       9,610,043
     17,624   Federated Investors Inc.
                Class B....................         555,156
     31,665   Franklin Resources Inc. .....       2,748,839
     89,181   Goldman Sachs Group Inc.
                (The)......................      13,415,498
     43,702   Janus Capital Group
                Inc.(2)....................         782,266
    717,183   JP Morgan Chase & Co. .......      30,121,686
     27,262   Legg Mason Inc. .............       2,713,114
    110,524   Lehman Brothers Holdings
                Inc. ......................       7,200,639
    190,729   Merrill Lynch & Co. Inc. ....      13,267,109
    221,089   Morgan Stanley...............      13,975,036
     54,772   Rowe (T.) Price Group
                Inc. ......................       2,070,929
    212,912   Schwab (Charles) Corp.
                (The)......................       3,402,334
     84,816   SLM Corp. ...................       4,488,463
                                             --------------
                                                195,562,245
                                             --------------
              ELECTRIC -- 3.09%
    135,912   AES Corp. (The)(1)(2)........       2,507,576
     33,567   Allegheny Energy
                Inc.(1)(2).................       1,244,329
     42,574   Ameren Corp.(2)..............       2,149,987
     81,125   American Electric Power Co.
                Inc. ......................       2,778,531
     65,171   CenterPoint Energy Inc. .....         814,638
     46,135   CMS Energy Corp.(1)(2).......         596,987
     50,459   Consolidated Edison Inc. ....       2,242,398
     37,108   Constellation Energy Group
                Inc. ......................       2,023,128

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              ELECTRIC (CONTINUED)
     71,743   Dominion Resources Inc.(2)...  $    5,365,659
     36,881   DTE Energy Co.(2)............       1,502,532
    254,927   Duke Energy Corp. ...........       7,487,206
     67,104   Edison International.........       2,617,056
     42,857   Entergy Corp. ...............       3,032,133
    137,992   Exelon Corp. ................       7,842,085
     68,090   FirstEnergy Corp. ...........       3,691,159
     83,454   FPL Group Inc. ..............       3,453,327
     71,671   PG&E Corp.(2)................       2,815,237
     20,170   Pinnacle West Capital
                Corp. .....................         804,985
     78,261   PPL Corp.(2).................       2,527,830
     52,459   Progress Energy Inc.(2)......       2,248,917
     51,913   Public Service Enterprise
                Group Inc. ................       3,432,488
    153,180   Southern Co. (The)(2)........       4,909,419
     43,692   TECO Energy Inc. ............         652,758
     95,455   TXU Corp. ...................       5,707,254
     83,603   Xcel Energy Inc.(2)..........       1,603,506
                                             --------------
                                                 74,051,125
                                             --------------
              ELECTRICAL COMPONENTS & EQUIPMENT -- 0.37%
     34,557   American Power Conversion
                Corp.(2)...................         673,516
     84,729   Emerson Electric Co. ........       7,101,137
     29,336   Molex Inc.(2)................         984,810
                                             --------------
                                                  8,759,463
                                             --------------
              ELECTRONICS -- 0.49%
     87,908   Agilent Technologies
                Inc.(1)....................       2,774,376
     38,131   Applera Corp.-- Applied
                Biosystems Group...........       1,233,538
     25,527   Fisher Scientific
                International Inc.(1)......       1,864,747
     36,394   Jabil Circuit Inc. ..........         931,686
     26,161   PerkinElmer Inc. ............         546,765
    109,718   Sanmina-SCI Corp.(1).........         504,703
    190,093   Solectron Corp.(1)...........         650,118
     52,579   Symbol Technologies Inc. ....         567,327
     17,304   Tektronix Inc. ..............         509,084
     33,439   Thermo Electron Corp.(1).....       1,211,829
     21,655   Waters Corp.(1)(2)...........         961,482
                                             --------------
                                                 11,755,655
                                             --------------

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              ENGINEERING & CONSTRUCTION -- 0.07%
     18,033   Fluor Corp.(2)...............  $    1,675,807
                                             --------------
                                                  1,675,807
                                             --------------
              ENTERTAINMENT -- 0.11%
     70,004   International Game Technology
                Inc. ......................       2,655,952
                                             --------------
                                                  2,655,952
                                             --------------
              ENVIRONMENTAL CONTROL -- 0.19%
     50,238   Allied Waste Industries
                Inc.(1)(2).................         570,704
    112,348   Waste Management Inc. .......       4,031,046
                                             --------------
                                                  4,601,750
                                             --------------
              FOOD -- 1.46%
     38,244   Campbell Soup Co.(2).........       1,419,235
    106,823   ConAgra Foods Inc.(2)........       2,361,857
     28,346   Dean Foods Co.(1)............       1,054,188
     73,477   General Mills Inc.(2)........       3,795,822
     69,033   Heinz (H.J.) Co. ............       2,845,540
     36,668   Hershey Co. (The)(2).........       2,019,307
     50,345   Kellogg Co.(2)...............       2,438,208
    149,355   Kroger Co. ..................       3,264,900
     27,403   McCormick & Co. Inc. NVS.....         919,371
     92,478   Safeway Inc.(2)..............       2,404,428
    156,554   Sara Lee Corp. ..............       2,507,995
     42,590   SUPERVALU Inc. ..............       1,307,513
    127,686   Sysco Corp.(2)...............       3,902,084
     51,221   Tyson Foods Inc. Class
                A(2).......................         761,144
     28,827   Whole Foods Market Inc.(2)...       1,863,377
     45,834   Wrigley (William Jr.)
                Co.(2).....................       2,079,030
                                             --------------
                                                 34,943,999
                                             --------------
              FOREST PRODUCTS & PAPER -- 0.43%
    101,640   International Paper Co.(2)...       3,282,972
     21,879   Louisiana-Pacific Corp. .....         479,150
     37,750   MeadWestvaco Corp.(2)........       1,054,358
     38,077   Plum Creek Timber Co.
                Inc.(2)....................       1,351,734
     23,032   Temple-Inland Inc. ..........         987,382
     50,831   Weyerhaeuser Co.(2)..........       3,164,230
                                             --------------
                                                 10,319,826
                                             --------------
              GAS -- 0.24%
     36,110   KeySpan Corp. ...............       1,458,844
      9,189   Nicor Inc.(2)................         381,344

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              GAS (CONTINUED)
     56,244   NiSource Inc.(2).............  $    1,228,369
      7,893   Peoples Energy Corp.(2)......         283,438
     53,731   Sempra Energy................       2,443,686
                                             --------------
                                                  5,795,681
                                             --------------
              HAND & MACHINE TOOLS -- 0.10%
     15,693   Black & Decker Corp. ........       1,325,431
     12,087   Snap-On Inc.(2)..............         488,557
     14,557   Stanley Works (The)(2).......         687,382
                                             --------------
                                                  2,501,370
                                             --------------
              HEALTH CARE -- PRODUCTS -- 3.05%
     21,341   Bard (C.R.) Inc.(2)..........       1,563,442
     11,305   Bausch & Lomb Inc. ..........         554,397
    135,170   Baxter International Inc. ...       4,968,849
     51,005   Becton, Dickinson & Co. .....       3,117,936
     50,452   Biomet Inc. .................       1,578,643
    250,820   Boston Scientific Corp.(1)...       4,223,809
    611,184   Johnson & Johnson............      36,622,145
    249,146   Medtronic Inc.(2)............      11,689,930
     28,357   Patterson Companies
                Inc.(1)(2).................         990,510
     74,600   St. Jude Medical Inc.(1).....       2,418,532
     60,197   Stryker Corp.(2).............       2,534,896
     51,226   Zimmer Holdings Inc.(1)......       2,905,539
                                             --------------
                                                 73,168,628
                                             --------------
              HEALTH CARE -- SERVICES -- 1.67%
    117,045   Aetna Inc.(2)................       4,673,607
     33,338   Coventry Health Care
                Inc.(1)....................       1,831,590
     84,231   HCA Inc. ....................       3,634,568
     50,021   Health Management Associates
                Inc. Class A(2)............         985,914
     33,920   Humana Inc.(1)...............       1,821,504
     25,652   Laboratory Corp. of America
                Holdings(1)(2).............       1,596,324
     16,582   Manor Care Inc.(2)...........         778,027
     33,542   Quest Diagnostics Inc.(2)....       2,009,837
     98,616   Tenet Healthcare
                Corp.(1)(2)................         688,340
    278,041   UnitedHealth Group Inc. .....      12,450,676
    131,577   WellPoint Inc.(1)............       9,574,858
                                             --------------
                                                 40,045,245
                                             --------------

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              HOME BUILDERS -- 0.24%
     24,991   Centex Corp.(2)..............  $    1,257,047
     55,763   Horton (D.R.) Inc. ..........       1,328,275
     15,310   KB Home......................         701,964
     29,068   Lennar Corp. Class A.........       1,289,747
     44,160   Pulte Homes Inc.(2)..........       1,271,366
                                             --------------
                                                  5,848,399
                                             --------------
              HOME FURNISHINGS -- 0.10%
     13,789   Harman International
                Industries Inc.(2).........       1,177,167
     16,191   Whirlpool Corp.(2)...........       1,338,186
                                             --------------
                                                  2,515,353
                                             --------------
              HOUSEHOLD PRODUCTS & WARES -- 0.47%
     22,855   Avery Dennison Corp.(2)......       1,326,961
     31,119   Clorox Co. (The).............       1,897,325
     30,430   Fortune Brands Inc.(2).......       2,160,834
     94,904   Kimberly-Clark Corp. ........       5,855,577
                                             --------------
                                                 11,240,697
                                             --------------
              HOUSEWARES -- 0.06%
     57,131   Newell Rubbermaid Inc.(2)....       1,475,694
                                             --------------
                                                  1,475,694
                                             --------------
              INSURANCE -- 4.81%
     67,131   ACE Ltd. ....................       3,396,157
    102,931   AFLAC Inc. ..................       4,770,852
    131,154   Allstate Corp. (The).........       7,178,058
     21,944   Ambac Financial Group
                Inc.(2)....................       1,779,658
    536,143   American International Group
                Inc. ......................      31,659,244
     65,788   AON Corp.(2).................       2,290,738
     85,651   Chubb Corp. .................       4,273,985
     24,725   CIGNA Corp. .................       2,435,660
     35,658   Cincinnati Financial
                Corp.(2)...................       1,676,283
     75,315   Genworth Financial Inc. Class
                A..........................       2,623,975
     62,567   Hartford Financial Services
                Group Inc. (The)...........       5,293,168
     59,275   Lincoln National Corp.(2)....       3,345,481
     83,820   Loews Corp. .................       2,971,419
    113,424   Marsh & McLennan Companies
                Inc.(2)....................       3,049,971
     27,867   MBIA Inc.(2).................       1,631,613
    156,598   MetLife Inc. ................       8,019,384

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
     18,197   MGIC Investment Corp.(2).....  $    1,182,805
     57,179   Principal Financial Group
                Inc.(2)....................       3,182,011
    161,532   Progressive Corp. (The)(2)...       4,152,988
    101,559   Prudential Financial Inc. ...       7,891,134
     24,443   SAFECO Corp.(2)..............       1,377,363
    143,723   St. Paul Travelers Companies
                Inc. ......................       6,407,171
     20,535   Torchmark Corp.(2)...........       1,246,885
     61,419   UNUMProvident Corp.(2).......       1,113,526
     37,171   XL Capital Ltd. Class A(2)...       2,278,582
                                             --------------
                                                115,228,111
                                             --------------
              INTERNET -- 1.73%
     64,151   Amazon.com Inc.(1)(2)........       2,481,361
    238,683   eBay Inc.(1)(2)..............       6,991,025
     42,542   Google Inc. Class A(1).......      17,839,137
     26,481   Monster Worldwide Inc.(1)....       1,129,679
    213,686   Symantec Corp.(1)............       3,320,680
     50,803   VeriSign Inc.(1)(2)..........       1,177,106
    258,817   Yahoo! Inc.(1)...............       8,540,961
                                             --------------
                                                 41,479,949
                                             --------------
              IRON & STEEL -- 0.27%
     17,891   Allegheny Technologies
                Inc. ......................       1,238,773
     64,326   Nucor Corp. .................       3,489,686
     25,659   United States Steel Corp. ...       1,799,209
                                             --------------
                                                  6,527,668
                                             --------------
              LEISURE TIME -- 0.34%
     19,658   Brunswick Corp. .............         653,629
     89,658   Carnival Corp.(2)............       3,742,325
     55,603   Harley-Davidson Inc. ........       3,052,049
     27,509   Sabre Holdings Corp. ........         605,198
                                             --------------
                                                  8,053,201
                                             --------------
              LODGING -- 0.41%
     38,141   Harrah's Entertainment
                Inc. ......................       2,714,876
     68,528   Hilton Hotels Corp.(2).......       1,937,972
     67,458   Marriott International Inc.
                Class A....................       2,571,499
     44,848   Starwood Hotels & Resorts
                Worldwide Inc. ............       2,706,128
                                             --------------
                                                  9,930,475
                                             --------------

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              MACHINERY -- 0.76%
    138,224   Caterpillar Inc.(2)..........  $   10,294,924
      9,607   Cummins Inc.(2)..............       1,174,456
     48,325   Deere & Co.(2)...............       4,034,654
     36,648   Rockwell Automation
                Inc.(2)....................       2,639,022
                                             --------------
                                                 18,143,056
                                             --------------
              MANUFACTURING -- 5.31%
     19,079   Cooper Industries Ltd.(2)....       1,772,821
     48,705   Danaher Corp.(2).............       3,132,706
     42,096   Dover Corp. .................       2,080,805
     59,508   Eastman Kodak Co.(2).........       1,415,100
     30,961   Eaton Corp. .................       2,334,459
  2,146,313   General Electric Co. ........      70,742,476
    170,905   Honeywell International
                Inc.(2)....................       6,887,472
     85,496   Illinois Tool Works
                Inc.(2)....................       4,061,060
     67,925   Ingersoll-Rand Co. Class A...       2,905,832
     38,407   ITT Industries Inc. .........       1,901,147
     37,442   Leggett & Platt Inc.(2)......         935,301
     26,133   Pall Corp. ..................         731,724
     24,897   Parker Hannifin Corp. .......       1,932,007
     26,868   Textron Inc.(2)..............       2,476,692
    155,624   3M Co. ......................      12,569,750
    420,388   Tyco International Ltd. .....      11,560,670
                                             --------------
                                                127,440,022
                                             --------------
              MEDIA -- 3.22%
    159,467   CBS Corp. Class B............       4,313,582
    103,894   Clear Channel Communications
                Inc. ......................       3,215,519
    436,124   Comcast Corp. Class A(1).....      14,278,700
     12,194   Dow Jones & Co. Inc. ........         426,912
     49,040   Gannett Co. Inc. ............       2,742,807
     73,863   McGraw-Hill Companies Inc.
                (The)......................       3,710,138
      8,656   Meredith Corp.(2)............         428,818
     29,460   New York Times Co. Class
                A(2).......................         722,948
    488,288   News Corp. Class A(2)........       9,365,364
     17,458   Scripps (E.W.) Co. Class A...         753,138
    883,887   Time Warner Inc. ............      15,291,245
     45,205   Tribune Co. .................       1,465,998
     46,053   Univision Communications Inc.
                Class A(1)(2)..............       1,542,776

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              MEDIA (CONTINUED)
    148,842   Viacom Inc. Class B(1).......  $    5,334,497
    453,045   Walt Disney Co. (The)(2).....      13,591,350
                                             --------------
                                                 77,183,792
                                             --------------
              MINING -- 0.68%
    179,612   Alcoa Inc. ..................       5,812,244
     38,760   Freeport-McMoRan Copper &
                Gold Inc. .................       2,147,692
     92,666   Newmont Mining Corp. ........       4,904,811
     42,076   Phelps Dodge Corp. ..........       3,456,964
                                             --------------
                                                 16,321,711
                                             --------------
              OFFICE & BUSINESS EQUIPMENT -- 0.19%
     45,743   Pitney Bowes Inc. ...........       1,889,186
    189,854   Xerox Corp.(1)(2)............       2,640,869
                                             --------------
                                                  4,530,055
                                             --------------
              OIL & GAS -- 8.14%
     94,653   Anadarko Petroleum Corp. ....       4,514,002
     68,193   Apache Corp. ................       4,654,172
     79,841   Chesapeake Energy Corp.(2)...       2,415,190
    457,517   Chevron Corp. ...............      28,393,505
    340,712   ConocoPhillips...............      22,326,857
     90,826   Devon Energy Corp. ..........       5,486,799
     50,016   EOG Resources Inc.(2)........       3,468,109
  1,248,835   Exxon Mobil Corp. ...........      76,616,027
     49,729   Hess Corp.(2)................       2,628,178
     46,899   Kerr-McGee Corp. ............       3,252,446
     74,817   Marathon Oil Corp. ..........       6,232,256
     34,296   Murphy Oil Corp.(2)..........       1,915,775
     64,084   Nabors Industries Ltd.(1)....       2,165,398
     28,519   Noble Corp.(2)...............       2,122,384
     88,404   Occidental Petroleum
                Corp. .....................       9,065,830
     22,973   Rowan Companies Inc.(2)......         817,609
     27,382   Sunoco Inc. .................       1,897,299
     67,070   Transocean Inc.(1)(2)........       5,387,062
    127,042   Valero Energy Corp. .........       8,450,834
     75,173   XTO Energy Inc. .............       3,327,909
                                             --------------
                                                195,137,641
                                             --------------
              OIL & GAS SERVICES -- 1.58%
     70,343   Baker Hughes Inc. ...........       5,757,575
     66,375   BJ Services Co.(2)...........       2,473,133
    106,552   Halliburton Co. .............       7,907,224

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              OIL & GAS SERVICES (CONTINUED)
     36,329   National Oilwell Varco
                Inc.(1)....................  $    2,300,352
    243,542   Schlumberger Ltd.(2).........      15,857,020
     71,979   Weatherford International
                Ltd.(1)(2).................       3,571,598
                                             --------------
                                                 37,866,902
                                             --------------
              PACKAGING & CONTAINERS -- 0.13%
     21,721   Ball Corp. ..................         804,546
     21,525   Bemis Co. Inc. ..............         659,096
     28,750   Pactiv Corp.(1)..............         711,563
     16,909   Sealed Air Corp.(2)..........         880,621
                                             --------------
                                                  3,055,826
                                             --------------
              PHARMACEUTICALS -- 5.88%
    315,034   Abbott Laboratories..........      13,738,633
     31,515   Allergan Inc.(2).............       3,380,299
     43,338   AmerisourceBergen Corp. .....       1,816,729
     22,044   Barr Pharmaceuticals
                Inc.(1)....................       1,051,278
    405,881   Bristol-Myers Squibb Co. ....      10,496,083
     86,220   Cardinal Health Inc.(2)......       5,546,533
     91,291   Caremark Rx Inc. ............       4,552,682
     30,355   Express Scripts Inc.(1)......       2,177,668
     67,094   Forest Laboratories
                Inc.(1)....................       2,595,867
     93,928   Gilead Sciences Inc.(1)......       5,556,780
     32,048   Hospira Inc.(1)..............       1,376,141
     50,799   King Pharmaceuticals
                Inc.(1)....................         863,583
    233,276   Lilly (Eli) & Co. ...........      12,893,165
     62,275   Medco Health Solutions
                Inc.(1)....................       3,567,112
    450,498   Merck & Co. Inc. ............      16,411,642
     42,728   Mylan Laboratories Inc.(2)...         854,560
  1,512,444   Pfizer Inc. .................      35,497,061
    305,726   Schering-Plough Corp. .......       5,817,966
     21,092   Watson Pharmaceuticals
                Inc.(1)(2).................         491,022
    277,825   Wyeth(2).....................      12,338,208
                                             --------------
                                                141,023,012
                                             --------------
              PIPELINES -- 0.32%
     76,604   Dynegy Inc. Class A(1).......         419,024
    144,471   El Paso Corp. ...............       2,167,065
     21,520   Kinder Morgan Inc. ..........       2,149,633
    122,347   Williams Companies Inc.(2)...       2,858,026
                                             --------------
                                                  7,593,748
                                             --------------

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 0.89%
     20,092   Apartment Investment &
                Management Co. Class A(2)..  $      872,997
     44,127   Archstone-Smith Trust(2).....       2,244,740
     18,748   Boston Properties Inc.(2)....       1,694,819
     75,736   Equity Office Properties
                Trust(2)...................       2,765,121
     60,126   Equity Residential(2)........       2,689,436
     43,966   Kimco Realty Corp.(2)........       1,604,319
     50,565   ProLogis(2)..................       2,635,448
     16,969   Public Storage Inc. .........       1,287,947
     37,845   Simon Property Group Inc. ...       3,138,864
     24,553   Vornado Realty Trust.........       2,395,145
                                             --------------
                                                 21,328,836
                                             --------------
              RETAIL -- 5.85%
     30,834   AutoNation Inc.(1)...........         661,081
     10,910   AutoZone Inc.(1)(2)..........         962,262
     58,095   Bed Bath & Beyond
                Inc.(1)(2).................       1,927,011
     83,076   Best Buy Co. Inc. ...........       4,555,888
     23,994   Big Lots Inc.(1)(2)..........         409,818
     31,516   Circuit City Stores
                Inc.(2)....................         857,866
     97,275   Costco Wholesale Corp.(2)....       5,557,321
    168,942   CVS Corp. ...................       5,186,519
     26,629   Darden Restaurants Inc.(2)...       1,049,183
     12,577   Dillard's Inc. Class A(2)....         400,577
     64,268   Dollar General Corp.(2)......         898,467
     32,407   Family Dollar Stores
                Inc.(2)....................         791,703
    114,202   Federated Department Stores
                Inc. ......................       4,179,793
    113,558   Gap Inc. (The)...............       1,975,909
    426,650   Home Depot Inc. .............      15,269,804
     70,183   Kohl's Corp.(1)..............       4,149,219
     70,829   Limited Brands Inc.(2).......       1,812,514
    160,140   Lowe's Companies Inc.(2).....       9,715,694
    257,214   McDonald's Corp. ............       8,642,390
     44,264   Nordstrom Inc. ..............       1,615,636
     59,399   Office Depot Inc.(1).........       2,257,162
     14,754   OfficeMax Inc. ..............         601,226
     48,481   Penney (J.C.) Co. Inc. ......       3,272,952
     28,224   RadioShack Corp. ............         395,136
     20,023   Sears Holdings Corp.(1)(2)...       3,100,361
    150,309   Staples Inc. ................       3,655,515
    158,430   Starbucks Corp.(1)(2)........       5,982,317
    178,223   Target Corp. ................       8,709,758

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
     29,045   Tiffany & Co.(2).............  $      959,066
     94,297   TJX Companies Inc. ..........       2,155,629
    208,511   Walgreen Co. ................       9,349,633
    516,097   Wal-Mart Stores Inc. ........      24,860,392
     24,290   Wendy's International
                Inc. ......................       1,415,864
     56,276   Yum! Brands Inc.(2)..........       2,828,995
                                             --------------
                                                140,162,661
                                             --------------
              SAVINGS & LOANS -- 0.61%
     52,874   Golden West Financial
                Corp. .....................       3,923,251
     77,297   Sovereign Bancorp Inc.(2)....       1,569,906
    198,317   Washington Mutual Inc. ......       9,039,289
                                             --------------
                                                 14,532,446
                                             --------------
              SEMICONDUCTORS -- 2.71%
     99,943   Advanced Micro Devices
                Inc.(1)....................       2,440,608
     74,518   Altera Corp.(1)..............       1,307,791
     74,562   Analog Devices Inc. .........       2,396,423
    322,808   Applied Materials Inc. ......       5,255,314
     94,561   Broadcom Corp. Class A(1)....       2,841,558
     83,771   Freescale Semiconductor Inc.
                Class B(1).................       2,462,867
  1,200,695   Intel Corp.(2)...............      22,753,170
     41,212   KLA-Tencor Corp.(2)..........       1,713,183
     62,687   Linear Technology Corp. .....       2,099,388
     82,159   LSI Logic Corp.(1)...........         735,323
     65,888   Maxim Integrated Products
                Inc.(2)....................       2,115,664
    141,406   Micron Technology Inc.(1)....       2,129,574
     69,476   National Semiconductor
                Corp. .....................       1,657,003
     25,570   Novellus Systems Inc.(1).....         631,579
     72,197   NVIDIA Corp.(1)..............       1,537,074
     42,806   PMC-Sierra Inc.(1)...........         402,376
     33,968   QLogic Corp.(1)..............         585,608
     41,257   Teradyne Inc.(1).............         574,710
    321,607   Texas Instruments Inc. ......       9,741,476
     70,620   Xilinx Inc.(2)...............       1,599,543
                                             --------------
                                                 64,980,232
                                             --------------
              SOFTWARE -- 3.55%
    123,596   Adobe Systems Inc.(1)........       3,752,375
     47,994   Autodesk Inc.(1).............       1,653,873
    118,979   Automatic Data Processing
                Inc. ......................       5,395,698

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              SOFTWARE (CONTINUED)
     43,741   BMC Software Inc.(1).........  $    1,045,410
     93,686   CA Inc. .....................       1,925,247
     37,934   Citrix Systems Inc.(1)(2)....       1,522,671
     77,757   Compuware Corp.(1)...........         520,972
     63,206   Electronic Arts Inc.(1)(2)...       2,720,386
    158,028   First Data Corp. ............       7,117,581
     36,276   Fiserv Inc.(1)...............       1,645,479
     41,408   IMS Health Inc. .............       1,111,805
     35,273   Intuit Inc.(1)...............       2,130,136
  1,810,834   Microsoft Corp. .............      42,192,432
     70,054   Novell Inc.(1)...............         464,458
    803,846   Oracle Corp.(1)(2)...........      11,647,729
     22,648   Parametric Technology
                Corp.(1)...................         287,856
                                             --------------
                                                 85,134,108
                                             --------------
              TELECOMMUNICATIONS -- 6.05%
     24,377   ADC Telecommunications
                Inc.(1)....................         410,996
     80,323   Alltel Corp. ................       5,127,017
     33,783   Andrew Corp.(1)..............         299,317
    802,516   AT&T Inc. ...................      22,382,171
     84,884   Avaya Inc.(1)(2).............         969,375
    373,364   BellSouth Corp. .............      13,515,777
     24,202   CenturyTel Inc. .............         899,104
    118,783   CIENA Corp.(1)(2)............         571,346
  1,260,061   Cisco Systems Inc.(1)........      24,608,991
     67,636   Citizens Communications
                Co.(2).....................         882,650
     41,291   Comverse Technology
                Inc.(1)....................         816,323
    321,513   Corning Inc.(1)..............       7,777,399
     30,558   Embarq Corp.(1)..............       1,252,572
    346,006   JDS Uniphase Corp.(1)(2).....         875,395
    117,506   Juniper Networks
                Inc.(1)(2).................       1,878,921
    928,277   Lucent Technologies
                Inc.(1)(2).................       2,246,430
    509,840   Motorola Inc. ...............      10,273,276
    345,984   QUALCOMM Inc. ...............      13,863,579
    322,954   Qwest Communications
                International Inc.(1)(2)...       2,612,698
    614,917   Sprint Nextel Corp.(2).......      12,292,191
     92,528   Tellabs Inc.(1)..............       1,231,548
    602,150   Verizon Communications
                Inc. ......................      20,166,004
                                             --------------
                                                144,953,080
                                             --------------

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

  SHARES                SECURITY                 VALUE
  ------      -----------------------------  --------------
              COMMON STOCKS (CONTINUED)
              TEXTILES -- 0.05%
     28,211   Cintas Corp.(2)..............  $    1,121,669
                                             --------------
                                                  1,121,669
                                             --------------
              TOYS, GAMES & HOBBIES -- 0.08%
     34,628   Hasbro Inc. .................         627,113
     80,845   Mattel Inc. .................       1,334,751
                                             --------------
                                                  1,961,864
                                             --------------
              TRANSPORTATION -- 1.89%
     75,276   Burlington Northern Santa Fe
                Corp. .....................       5,965,623
     45,745   CSX Corp. ...................       3,222,278
     62,983   FedEx Corp. .................       7,360,193
     85,605   Norfolk Southern Corp. ......       4,555,898
     12,517   Ryder System Inc. ...........         731,368
     55,520   Union Pacific Corp. .........       5,161,139
    223,888   United Parcel Service Inc.
                Class B(2).................      18,432,699
                                             --------------
                                                 45,429,198
                                             --------------
              TOTAL COMMON STOCKS
              (Cost: $2,252,768,643).......   2,372,896,016
                                             --------------
 PRINCIPAL
 ---------
              SHORT-TERM INVESTMENTS -- 12.46%
              CERTIFICATES OF DEPOSIT(3) -- 0.33%
              Credit Suisse First Boston NY
$   251,892     5.28%, 04/23/07............         251,892
              Fortis Bank NY
    629,466     4.43%, 07/20/06............         629,466
              Societe Generale
  2,519,019     5.33%, 12/08/06............       2,519,019
              Toronto-Dominion Bank
  1,259,509     3.94%, 07/10/06............       1,259,509
              Washington Mutual Bank
  1,259,509     5.28%, 08/07/06............       1,259,509
              Wells Fargo Bank N.A.
  2,015,215     4.78%, 12/05/06............       2,015,215
                                             --------------
                                                  7,934,610
                                             --------------

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              COMMERCIAL PAPER(3) -- 2.50%
              Amstel Funding Corp.
$ 7,032,546     5.20% - 5.31%, 07/27/06 -
                11/22/06(4)................  $    6,993,033
              ASAP Funding Ltd.
  1,209,129     5.21%, 08/08/06(4).........       1,202,829
              Barton Capital Corp.
  2,407,905     5.29%, 08/01/06(4).........       2,397,644
              Cancara Asset Securitisation
                Ltd.
    957,227     5.30%, 07/19/06(4).........         954,972
              CC USA Inc.
    503,804     5.03%, 10/24/06(4).........         495,849
              Chariot Funding LLC
  1,897,703     5.30%, 07/28/06(4).........       1,890,718
              Concord Minutemen Capital Co.
                LLC
  5,525,845     5.10%, 07/05/06(4).........       5,524,279
              Curzon Funding LLC
  2,519,019     5.30%, 07/31/06(4).........       2,508,635
              Edison Asset Securitization
                LLC
  1,858,330     5.22%, 12/11/06(4).........       1,814,948
              Falcon Asset Securitization
                Corp.
  5,332,107     5.26% - 5.30%, 07/24/06 -
                07/28/06(4)................       5,313,408
              Five Finance Inc.
  1,133,558     5.19%, 12/01/06(4).........       1,108,882
              General Electric Capital
                Services Inc.
    251,902     5.22%, 12/11/06............         246,021
              Govco Inc.
  2,519,019     5.22%, 08/03/06(4).........       2,507,696
              Grampian Funding LLC
    856,466     5.03% - 5.11%, 10/17/06 -
                10/24/06(4)................         843,194
              Jupiter Securitization Corp.
    629,755     5.29%, 07/27/06(4).........         627,534
              Kitty Hawk Funding Corp.
  2,316,993     5.24%, 07/20/06(4).........       2,311,260
              Landale Funding LLC
  2,770,920     5.30%, 08/15/06(4).........       2,753,379
              Lexington Parker Capital Co.
                LLC
  3,900,196     5.09% - 5.23%, 07/05/06 -
                11/15/06(4)................       3,870,526

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              COMMERCIAL PAPER (CONTINUED)
              Lockhart Funding LLC
$ 2,544,209     5.23% - 5.28%, 07/19/06 -
                08/04/06(4)................  $    2,536,743
              Prudential Funding LLC
  1,259,509     5.22%, 07/31/06............       1,254,396
              Ranger Funding Co. LLC
  2,519,019     5.24%, 07/20/06(4).........       2,512,785
              Regency Markets No. 1 LLC
  2,951,509     5.10%, 07/07/06(4).........       2,949,836
              Scaldis Capital LLC
  1,574,563     5.30%, 07/25/06(4).........       1,569,463
              Sydney Capital Corp.
  2,755,554     5.10%, 07/07/06(4).........       2,753,993
              Thames Asset Global
                Securitization No. 1 Inc.
  3,078,971     5.24%, 07/20/06(4).........       3,071,352
                                             --------------
                                                 60,013,375
                                             --------------
              MEDIUM-TERM NOTES(3) -- 0.29%
              Bank of America N.A.
    629,755     5.28%,04/20/07.............         629,755
              Dorada Finance Inc.
    780,896     3.93%, 07/07/06(4).........         780,895
              K2 USA LLC
  1,511,411     3.94%, 07/07/06(4).........       1,511,410
              Marshall & Ilsley Bank
  2,519,019     5.18%, 12/15/06............       2,522,937
              Sigma Finance Inc.
    881,656     5.13%, 03/30/07(4).........         881,656
              US Bank N.A.
    503,804     2.85%, 11/15/06............         500,375
                                             --------------
                                                  6,827,028
                                             --------------
  SHARES
  ------
              MONEY MARKET FUNDS -- 0.87%
              Barclays Global Investors
                Funds Institutional Money
                Market Fund, Institutional
                Shares
 20,938,914     5.20%(5)(6)................      20,938,914
                                             --------------
                                                 20,938,914
                                             --------------

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              REPURCHASE AGREEMENTS(3) -- 2.02%
$ 5,038,037   Banc of America Securities
                LLC Repurchase Agreement,
                5.36%, due 7/3/06, maturity
                value $5,040,289
                (collateralized by non-U.S.
                Government debt securities,
                value $5,196,340, 4.88% to
                7.38%, 9/15/06 to
                2/15/17)...................  $    5,038,037
  3,778,528   Bear Stearns Companies Inc.
                (The) Repurchase Agreement,
                5.37%, due 7/3/06, maturity
                value $3,780,220
                (collateralized by non-U.S.
                Government debt securities,
                value $4,162,177, 2.12% to
                6.47%, 11/25/34 to
                12/25/42)..................       3,778,528
  5,038,037   Citigroup Global Markets
                Holdings Inc. Repurchase
                Agreement, 5.36%, due
                7/3/06, maturity value
                $5,040,289 (collateralized
                by non-U.S. Government debt
                securities, value
                $5,174,768, 5.36% to 6.00%,
                12/25/35 to 12/25/42)......       5,038,037
  6,297,546   Citigroup Global Markets
                Holdings Inc. Repurchase
                Agreement, 5.36%, due
                7/3/06, maturity value
                $6,300,360 (collateralized
                by non-U.S. Government debt
                securities, value
                $7,047,738, 0.00% to
                10.00%, 6/1/28 to
                12/15/35)..................       6,297,546
  1,511,411   Citigroup Global Markets
                Holdings Inc. Repurchase
                Agreement, 5.46%, due
                7/3/06, maturity value
                $1,512,099 (collateralized
                by non-U.S. Government debt
                securities, value
                $1,710,980, 0.00% to
                10.00%, 9/10/34 to
                5/9/36)....................       1,511,411
  2,519,019   Goldman Sachs & Co.
                Repurchase Agreement,
                5.36%, due 7/3/06, maturity
                value $2,520,145
                (collateralized by non-U.S.
                Government debt securities,
                value $2,572,945, 5.22% to
                5.42%, 7/3/06).............       2,519,019

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              REPURCHASE AGREEMENTS (CONTINUED)
$ 4,030,430   Goldman Sachs Group Inc.
                Repurchase Agreement,
                5.46%, due 7/3/06, maturity
                value $4,032,265
                (collateralized by non-U.S.
                Government debt securities,
                value $4,237,791, 0.00% to
                10.00%, 1/1/10 to
                6/6/16)....................  $    4,030,430
  2,519,019   Lehman Brothers Holdings Inc.
                Repurchase Agreement,
                5.36%, due 7/3/06, maturity
                value $2,520,145
                (collateralized by non-U.S.
                Government debt securities,
                value $2,598,222, 6.38% to
                8.49%, 1/7/09 to
                2/23/36)...................       2,519,019
  2,519,019   Lehman Brothers Holdings Inc.
                Repurchase Agreement,
                5.36%, due 7/3/06, maturity
                value $2,520,145
                (collateralized by non-U.S.
                Government debt securities,
                value $2,598,255, 0.07% to
                7.75%, 2/22/11 to
                12/15/45)..................       2,519,019
  5,038,037   Lehman Brothers Holdings Inc.
                Repurchase Agreement,
                5.36%, due 7/3/06, maturity
                value $5,040,289
                (collateralized by non-U.S.
                Government debt securities,
                value $5,297,295, 0.00% to
                8.57%, 6/25/23 to
                4/25/46)...................       5,038,037
  2,519,019   Morgan Stanley Repurchase
                Agreement, 5.36%, due
                7/3/06, maturity value
                $2,520,145 (collateralized
                by non-U.S. Government debt
                securities, value
                $2,650,913, 3.79% to 7.22%,
                5/15/07 to 3/15/42)........       2,519,019
    881,656   Morgan Stanley Repurchase
                Agreement, 5.46%, due
                7/3/06, maturity value
                $882,057 (collateralized by
                non-U.S. Government debt
                securities, value $933,323,
                0.00% to 10.00%, 7/3/06 to
                6/30/36)...................         881,656
  1,763,313   Morgan Stanley Repurchase
                Agreement, 5.51%, due
                6/4/07, maturity value
                $1,854,804 (collateralized
                by non-U.S. Government debt
                securities, value
                $1,866,646, 0.00% to
                10.00%, 7/3/06 to
                6/30/36)(7)................       1,763,313

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              REPURCHASE AGREEMENTS (CONTINUED)
$ 5,038,037   Wachovia Capital Repurchase
                Agreement, 5.38%, due
                7/3/06, maturity value
                $5,040,297 (collateralized
                by non-U.S. Government debt
                securities, value
                $5,297,239, 0.00% to
                10.00%, 1/1/10 to
                5/6/16)....................  $    5,038,037
                                             --------------
                                                 48,491,108
                                             --------------
              TIME DEPOSITS(3) -- 0.99%
  2,519,019   ABN Amro Bank NV
                5.30%, 07/03/06............       2,519,019
  7,557,056   KBC Bank NV
                5.32%, 07/03/06............       7,557,056
  6,297,546   Societe Generale
                5.32%, 07/03/06............       6,297,546
  7,262,557   UBS AG
                5.25% - 5.34%, 07/03/06....       7,262,557
                                             --------------
                                                 23,636,178
                                             --------------
              U.S. TREASURY OBLIGATIONS -- 0.05%
  1,300,000   U.S. Treasury Bill
                4.73%, 09/21/06(8)(9)......       1,286,181
                                             --------------
                                                  1,286,181
                                             --------------
              VARIABLE & FLOATING RATE NOTES(3) -- 5.41%
  6,448,687   Allstate Life Global Funding
                II
                5.11% - 5.35%, 05/04/07 -
                07/27/07(4)................       6,449,595
  1,889,264   American Express Bank
                5.21% - 5.31%, 07/19/06 -
                02/28/07...................       1,889,252
  2,770,920   American Express Centurion
                Bank
                5.34%, 07/19/07............       2,774,230
    755,706   American Express Credit Corp.
                5.23%, 07/05/07............         756,206
    251,902   ASIF Global Financing
                5.17%, 05/03/07(4).........         252,020
  1,637,362   Australia & New Zealand
                Banking Group Ltd.
                5.30%, 07/23/07(4).........       1,637,362
  4,282,331   Beta Finance Inc.
                5.03% - 5.41%, 04/25/07 -
                07/17/07(4)................       4,282,304

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              VARIABLE & FLOATING RATE NOTES (CONTINUED)
$ 2,519,019   BMW US Capital LLC
                5.20%, 07/13/07(4).........  $    2,519,019
  4,660,184   BNP Paribas
                5.14%, 05/18/07(4).........       4,660,184
  1,838,884   Carlyle Loan Investment Ltd.
                5.25% - 5.32%, 04/13/07 -
                07/15/07(4)................       1,838,883
    629,755   Commodore CDO Ltd.
                5.38%, 06/12/07(4).........         629,755
  2,519,019   Credit Agricole SA
                5.31%, 07/23/07............       2,519,019
  2,519,019   Cullinan Finance Corp.
                5.36% - 5.71%, 04/25/07 -
                06/28/07(4)................       2,519,019
  2,519,019   DEPFA Bank PLC
                5.37%, 06/15/07............       2,519,019
  2,896,871   Dorada Finance Inc.
                5.03% - 5.41%, 06/27/07 -
                07/17/07(4)................       2,897,100
  2,519,019   Eli Lilly Services Inc.
                5.08%, 06/29/07(4).........       2,519,019
  5,038,037   Fifth Third Bancorp
                5.28%, 06/22/07(4).........       5,038,037
    755,706   First Tennessee Bank N.A.
                5.21%, 08/25/06............         755,716
  1,889,264   Five Finance Inc.
                5.37% - 5.45%, 12/01/06 -
                06/29/07(4)................       1,889,090
  1,133,558   General Electric Capital
                Corp.
                5.25%, 04/09/07............       1,134,176
  3,778,528   Hartford Life Global Funding
                Trusts
                5.11% - 5.22%, 07/13/07 -
                07/16/07...................       3,779,232
  2,519,019   HBOS Treasury Services PLC
                5.53%, 04/24/07(4).........       2,519,019
  1,889,264   JP Morgan Chase & Co.
                5.12%, 07/02/07............       1,889,264
  3,778,528   K2 USA LLC
                5.20% - 5.46%, 04/02/07 -
                06/28/07(4)................       3,778,428
  2,632,422   Leafs LLC
                5.27%,
                01/22/07 - 02/20/07(4).....       2,632,422

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              VARIABLE & FLOATING RATE NOTES (CONTINUED)
$ 3,148,773   Lexington Parker Capital Co.
                LLC
                4.96%, 01/10/07............  $    3,147,750
  2,770,920   Links Finance LLC
                5.13% - 5.35%, 05/10/07 -
                05/16/07(4)................       2,770,680
  1,224,218   Lothian Mortgages Master
                Issuer PLC
                5.29%, 04/24/07(4).........       1,224,218
  1,385,460   Marshall & Ilsley Bank
                5.18%, 07/13/07............       1,385,460
  3,778,528   Metropolitan Life Global
                Funding I
                5.15%, 07/06/07(4).........       3,778,528
    317,396   Mortgage Interest Networking
                Trust
                5.54%, 08/25/06(4).........         317,503
  2,367,877   Mound Financing PLC
                5.11%, 05/08/07(4).........       2,367,877
  2,519,019   Natexis Banques Populaires
                5.18% - 5.40%, 06/20/07 -
                07/13/07(4)................       2,518,873
  1,259,509   National City Bank of Indiana
                5.17%, 05/21/07............       1,259,603
  6,801,350   Nationwide Building Society
                5.16% - 5.55%, 04/27/07 -
                07/06/07(4)................       6,801,542
    887,954   Newcastle Ltd.
                5.34%, 04/24/07(4).........         887,742
  3,022,822   Northern Rock PLC
                5.17%, 05/03/07(4).........       3,022,896
  1,133,558   Principal Life Global Funding
                I
                5.63%, 02/08/07............       1,136,756
  1,889,264   Sedna Finance Inc.
                5.17% - 5.24%, 09/20/06 -
                05/25/07(4)................       1,889,163
  2,065,595   Sigma Finance Inc.
                5.51%, 06/18/07(4).........       2,065,595
  2,519,019   Skandinaviska Enskilda Bank
                NY
                5.24%, 05/18/07(4).........       2,519,019
    588,863   Strips III LLC
                5.37%, 07/24/06(4).........         588,863
  2,519,019   SunTrust Bank
                5.08%, 05/01/07............       2,519,147

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                                 JUNE 30, 2006

                                  (UNAUDITED)

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              VARIABLE & FLOATING RATE NOTES (CONTINUED)
$ 4,760,945   Tango Finance Corp.
                5.12% - 5.38%, 04/25/07 -
                07/11/07(4)................  $    4,760,438
  3,526,626   Union Hamilton Special
                Funding LLC
                5.42% - 5.49%, 09/28/06 -
                12/21/06(4)................       3,526,626
  1,133,558   US Bank N.A.
                5.28%, 09/29/06............       1,133,487
  4,032,446   Wachovia Asset Securitization
                Inc.
                5.31%, 07/25/06(4).........       4,032,447
  5,038,037   Wachovia Bank N.A.
                5.36%, 05/22/07............       5,038,037
  1,259,509   Wells Fargo & Co.
                5.19%, 07/13/07(4).........       1,259,591
  2,267,117   WhistleJacket Capital Ltd.
                5.21% - 5.35%, 07/28/06 -
                06/13/07(4)................       2,267,092

 PRINCIPAL              SECURITY                 VALUE
 ---------    -----------------------------  --------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              VARIABLE & FLOATING RATE NOTES (CONTINUED)
$ 2,491,309   White Pine Finance LLC
                5.12% - 5.28%, 08/25/06 -
                05/22/07(4)................  $    2,483,117
    850,773   Wind Master Trust
                5.32%,
                08/25/06 - 09/25/06(4).....         850,773
                                             --------------
                                                129,630,193
                                             --------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost: $298,757,191).........     298,757,587
                                             --------------
              Total Investments In
              Securities -- 111.42%
              (Cost: $2,551,525,834).......   2,671,653,603
                                             --------------
              Other Assets, Less
              Liabilities -- (11.42)%......    (273,881,567)
                                             --------------
              NET ASSETS -- 100.00%........  $2,397,772,036
                                             ==============

---------------
NVS Non-Voting Shares
(1) Non-income earning security.
(2) All or a portion of this security represents a security on loan. See Note 4.
(3) All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(4) This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(5) Affiliated issuer. See Note 2.
(6) The rate quoted is the annualized seven-day yield of the fund at period end.
(7) The investment adviser has determined that this security or a portion of these securities is "illiquid," in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.
(8) The rate quoted is the yield to maturity.
(9) This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of futures contracts. See Note 1.

As of June 30, 2006, the open futures contracts held by the Master Portfolio were as follows:

                                                              NUMBER OF      NOTIONAL      NET UNREALIZED
FUTURES CONTRACTS (EXPIRATION DATE)                           CONTRACTS   CONTRACT VALUE    APPRECIATION
-----------------------------------                           ---------   --------------   --------------
S&P 500 Index (09/15/06)....................................     382       $24,436,540        $262,160
                                                                                              --------
                                                                                              $262,160
                                                                                              ========

   The accompanying notes are an integral part of these financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                              PORTFOLIO ALLOCATION

                                 JUNE 30, 2006

                                  (UNAUDITED)

                                                                                % OF NET
SECTOR/INVESTMENT TYPE                                            VALUE          ASSETS
----------------------                                        --------------   ----------
Financial...................................................  $  506,926,168      21.14%
Consumer Non-Cyclical.......................................     489,446,882      20.41
Industrial..................................................     280,004,078      11.68
Communications..............................................     267,502,388      11.16
Energy......................................................     242,363,840      10.11
Technology..................................................     240,912,926      10.05
Consumer Cyclical...........................................     200,304,345       8.35
Utilities...................................................      79,846,806       3.33
Basic Materials.............................................      65,588,583       2.73
Futures Contracts...........................................         262,160       0.01
Short-Term and Other Net Assets.............................      24,613,860       1.03
                                                              --------------     ------
TOTAL.......................................................  $2,397,772,036     100.00%
                                                              ==============     ======

              This table is not part of the financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                       NOTES TO THE FINANCIAL STATEMENTS

                                  (UNAUDITED)

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, series management investment company organized as a Delaware statutory trust. As of June 30, 2006, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

Under MIP's organizational documents, the Master Portfolio's officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

The securities and other assets of the Master Portfolio are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the "Board").

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased, using a constant yield to maturity method.

  FEDERAL INCOME TAXES

In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any).

                         S&P 500 INDEX MASTER PORTFOLIO

                                  (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

However, each interestholder in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

As of June 30, 2006, the cost of investments for federal income tax purposes for the Master Portfolio was $2,607,943,725. Net unrealized appreciation aggregated $63,709,878, of which $392,085,072 represented gross unrealized appreciation on securities and $328,375,194 represented gross unrealized depreciation on securities.

  FUTURES CONTRACTS

The Master Portfolio may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt and equity securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a "realized gain (loss) on futures contracts" in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission ("SEC"), the Master Portfolio is required to segregate cash, U.S. Government securities or high-quality, liquid debt instruments and equity securities in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of June 30, 2006, the Master Portfolio has pledged to brokers U.S. Treasury Bills with a total face amount of $1,300,000 for initial margin requirements on outstanding futures contracts.

  REPURCHASE AGREEMENTS

The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio's custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

                         S&P 500 INDEX MASTER PORTFOLIO

                                  (UNAUDITED)

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services.

The fees and expenses of the independent trustees, counsel to the independent trustees and independent auditors (the "independent expenses") are paid directly by the Master Portfolio. Since the Master Portfolio does not pay an administration fee to Barclays Global Investors, N.A. ("BGI"), BGFA has voluntarily agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses.

For the six months ended June 30, 2006, BGFA waived and/or credited investment advisory fees in the amount of $11,346 for the Master Portfolio.

Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from BGI for its services as sub-administrator of the Master Portfolio.

SEI Investments Distribution Company ("SEI") is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

Pursuant to an exemptive order issued by the SEC, BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio's investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the six months ended June 30, 2006, BGI earned $116,716 in securities lending agent fees for its services to the Master Portfolio.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolio's custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

The Master Portfolio executed cross trades for the six months ended June 30, 2006, pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter, for compliance with the requirements and restrictions set forth by Rule 17a-7.

Pursuant to an exemptive order issued by the SEC, the Master Portfolio may invest in certain money market funds managed by BGFA, the Master Portfolio's investment adviser, including the Government Money Market Fund ("GMMF"), Institutional Money Market Fund ("IMMF"), Prime Money Market Fund ("PMMF") and Treasury Money Market Fund ("TMMF") of Barclays Global Investors Funds. The

                         S&P 500 INDEX MASTER PORTFOLIO

                                  (UNAUDITED)

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the "Master Portfolios"), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Master Portfolio from the investment of securities lending collateral are included in securities lending income in the accompanying Statement of Operations.

The following table provides information about the direct investment by the Master Portfolio (exclusive of investments of securities lending collateral) in issuers of which BGFA is an affiliate, for the six months ended June 30, 2006.

                              NUMBER OF                              NUMBER OF
                             SHARES HELD                            SHARES HELD
                              BEGINNING      GROSS       GROSS        END OF
                              OF PERIOD    ADDITIONS   REDUCTIONS     PERIOD      VALUE AT END   INTEREST
NAME OF AFFILIATED ISSUER     (IN 000S)    (IN 000S)   (IN 000S)     (IN 000S)     OF PERIOD      INCOME
-------------------------    -----------   ---------   ----------   -----------   ------------   --------
IMMF.......................    19,125      3,251,804   3,249,990      20,939      $20,938,914    $596,889

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of June 30, 2006, these officers of BGI and/or BGFA collectively owned less than 1% of MIP's outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the Master Portfolio were $64,309,527 and $119,470,637, respectively, for the six months ended June 30, 2006.

4. PORTFOLIO SECURITIES LOANED

The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of June 30, 2006, the Master Portfolio had loaned securities which were collateralized by cash. Pursuant to an exemptive order issued by the SEC, the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities or non-U.S. Government debt securities. Income from the joint account is allocated daily to the Master Portfolio, based on the Master Portfolio's portion of the total cash collateral received. The market value of the securities on loan as of June 30, 2006 and the value of the related collateral are disclosed

                         S&P 500 INDEX MASTER PORTFOLIO

                                  (UNAUDITED)

4. PORTFOLIO SECURITIES LOANED (CONTINUED)

in the Master Portfolio's Statement of Assets and Liabilities. Securities lending income, which is disclosed in the Master Portfolio's Statement of Operations, is presented net of rebates paid to, or fees paid by, borrowers.

5. FINANCIAL HIGHLIGHTS

Financial highlights for the Master Portfolio were as follows:

                                  SIX MONTHS ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   JUNE 30, 2006     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    (UNAUDITED)          2005           2004           2003           2002           2001
                                  ----------------   ------------   ------------   ------------   ------------   ------------
Ratio of expenses to average
  net assets(a)................         0.05%            0.05%          0.05%           0.05%          0.05%          0.05%
Ratio of expenses to average
  net assets prior to expense
  reductions(a)................         0.05%             n/a            n/a             n/a            n/a            n/a
Ratio of net investment income
  to average net assets(a).....         1.89%            1.84%          1.91%           1.74%          1.57%          1.31%
Portfolio turnover rate(b).....            3%              10%            14%              8%            12%             9%
Total return...................         2.71%(c)         4.87%         10.82%          28.52%        (22.05)%       (11.96)%

(a)  Annualized for periods of less than one year.

(b)  Portfolio turnover rates include in-kind transactions, if any.

(c)  Not annualized.

                         S&P 500 INDEX MASTER PORTFOLIO

           BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT

                                  (UNAUDITED)

Under Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Master Investment Portfolio ("MIP") Board of Trustees (the "Board"), including a majority of Trustees who are not interested persons of MIP, as that term is defined in the 1940 Act (the "Independent Trustees"), is required annually to consider each Investment Advisory Contract between MIP and BGFA (each, an "Advisory Contract") on behalf of the S&P 500 Index Master Portfolio (the "Master Portfolio"). As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on March 15, 2006, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Master Portfolio, the Board, including the Independent Trustees, advised by their independent counsel, considered the following factors, none of which was controlling, and made the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BGFA

The Board determined that there would be no diminution in the scope of services required of BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA's investment philosophy and experience, noting that BGFA and its affiliates have committed significant resources over time, including over the past year, to the support of advised accounts, including the Master Portfolio. The Board considered in particular that BGFA's services for the Master Portfolio capitalize on BGFA's core competencies as an industry leader in index management, including the effective use of its proprietary investment model that maximizes efficiencies in implementing index changes and in maintaining fully invested portfolios. The Board also considered services provided by BGFA and its affiliates in connection with analyzing corporate actions, employing customized trading strategies, reviewing securities lending opportunities and the oversight of intermediaries that provide BGI feeder fund shareholder support and processing functions.

The Board also considered BGFA's compliance program and its compliance record with respect to the Master Portfolio. The Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Master Portfolio. In addition to the above considerations, the Board reviewed and considered BGFA's investment processes and strategies, and matters related to BGFA's portfolio transaction policies and procedures. In addition, the Board reviewed the performance of (i) other registered investment companies with substantially similar investment objectives and strategies as the Master Portfolio for which BGFA provides investment advisory services, and (ii) the Master Portfolio's published performance benchmark, the S&P 500 Index. The Board noted that the Master Portfolio underperformed its published benchmark on an annualized basis over five years, three years and in 2005 and that it outperformed the similar investment companies, including iShares funds, for all periods shown. The Board also noted that during BGFA's term as investment adviser, the Master Portfolio has met its investment objectives consistently over time. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Master Portfolio under the Advisory Contract were appropriate and mitigated in favor of the Board's approval of the Advisory Contract for the coming year.

MASTER PORTFOLIO'S EXPENSES AND PERFORMANCE OF THE MASTER PORTFOLIO

The Board reviewed statistical information prepared by Lipper Inc. ("Lipper"), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Master Portfolio in comparison with the same information for other registered funds, objectively selected solely by Lipper, as comprising the Master Portfolio's applicable peer group (the "Lipper Expense Group"). In addition, the Board reviewed statistical

                         S&P 500 INDEX MASTER PORTFOLIO

                                  (UNAUDITED)

information prepared by Lipper regarding the performance of the Master Portfolio for the one-, three-, five-, and 10-year periods (or since inception) ended December 31, 2005, as applicable, as compared to the performance of other registered funds with similar investment objectives, as selected solely by Lipper (the "Lipper Performance Group", and together with the Lipper Expense Group, the "Lipper Groups"). The Board considered that the component funds of the Lipper Groups are publicly available funds, more analogous in overall expense structure to the Barclays Global Investors Funds Index Funds than to underlying Master Portfolios, which are not available for investment except to other investment companies. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information.

The Board noted that the Master Portfolio performed on par with or slightly better than the median performance of the funds in its respective Lipper Performance Group over relevant periods. The Board noted that the advisory fee for the Master Portfolio was generally lower than the advisory fee rates of the funds in its respective Lipper Expense Group, and the overall expenses for the Master Portfolio were generally lower than the overall expenses of the funds in its respective Lipper Expense Group. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Master Portfolio, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in the Lipper Groups, were satisfactory for the purposes of approving the Advisory Contract for the coming year.

COSTS OF SERVICES PROVIDED TO MASTER PORTFOLIO AND PROFITS REALIZED BY BGFA AND AFFILIATES

The Board reviewed information about the profitability to BGFA of the Master Portfolio, MIP, and the Barclays Global Investors Funds, separately and together, based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by MIP (including any securities lending by the Master Portfolio), revenues received from transactions for MIP executed through affiliates (including any such transactions for the Master Portfolio), and any fee revenue from any investments by the Master Portfolio in other master portfolios and BGFA-advised funds. The Board also discussed the estimated profitability of other mutual fund families advised by BGFA.

ECONOMIES OF SCALE

In connection with its review of BGFA's profitability analysis, the Board received information regarding economies of scale or other efficiencies that may result from increases in the Master Portfolio's asset levels. The Board noted that the Advisory Contract does not provide any breakpoints in the investment advisory fee rate as a result of any increases in the asset levels of the Master Portfolio. However, the Board noted that the investment advisory fee rate for the Master Portfolio had been set initially at the lower end of the marketplace so as to afford the Master Portfolio's interestholders the opportunity to share in anticipated economies of scale from inception. The Board also noted the difficulty of considering the potential for economies of scale based on advisory services independently and separately from any potential for economies of scale based on other services provided by BGFA and its affiliates. Based on the profitability analysis presented to the Board, which indicated that with respect to the Master Portfolio, BGFA and its affiliates are generally providing services at a loss, with the overall MIP complex posting a slight profit to BGFA and its affiliates for the year, the Board discussed the potential for future economies of scale as the asset levels of the Master Portfolio increase. In light of this analysis and the relatively low investment advisory fee rate for the Master Portfolio, the Board determined that whether further economies of scale may be realized by the Master Portfolio or reflected in fee levels was not a significant factor at this juncture in its consideration of whether to approve the Advisory Contract.

                         S&P 500 INDEX MASTER PORTFOLIO

                                  (UNAUDITED)

FEES AND SERVICES PROVIDED FOR OTHER COMPARABLE FUNDS/ACCOUNTS MANAGED BY BGFA AND ITS AFFILIATES

The Board considered the Master Portfolio's annual investment advisory fee rate under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts with substantially similar investment objectives and strategies for which BGFA (or its affiliate BGI) provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the "Other Accounts"). The Board noted that BGFA had provided information distinguishing the level of services provided to the Other Accounts from the level of services provided to the Master Portfolio. In the context of the comparative fee analysis, the Board compared the nature and extent of services provided to the Master Portfolio in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Master Portfolio and the Other Accounts under differing regulatory requirements and client guidelines.

The Board noted that the investment advisory fee rate under the Advisory Contract for the Master Portfolio was generally within the ranges of the investment advisory/management fee rates for the other funds registered under the 1940 Act and collective funds and higher than the investment management fee rates for the separate accounts. The Board further noted that any differences between the investment advisory fee rate for the Master Portfolio and the investment advisory/management fee rates for the Other Accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's-length bargaining, and concluded that the investment advisory fee rate under the Advisory Contract is fair and reasonable.

OTHER BENEFITS TO BGFA AND/OR ITS AFFILIATES

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to MIP and the Master Portfolio by BGFA, such as any payment of revenue to BGI, MIP's securities lending agent, for loaning any portfolio securities, payment of administration fees to BGI, MIP's administrator, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Master Portfolio in other funds for which BGFA provides investment advisory services and/or BGI provides administration services, as well as the associated voluntary waivers by BGFA and/or its affiliates of these fees, if any. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Master Portfolio. The Board further noted that any portfolio transactions placed through a BGFA affiliate are reported to the Board pursuant to Rule 17e-1 under the 1940 Act. The Board concluded that any ancillary benefits would not be disadvantageous to the Master Portfolio's interestholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rate thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolio and its interestholders to approve the Advisory Contract for the coming year.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

DIVERSIFIED INVESTORS SECURITIES CORP. (DISC)
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000



























2876 (8/06)

ITEM 2. CODE OF ETHICS.

Item not applicable to semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item not applicable to semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item not applicable to semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal six-month period that has materially affected, or is likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

(a) (2) Separate certifications by the Registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(a) (3) Not applicable.

(c) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Diversified Investors Funds Group


By /s/ Mark Mullin
   ---------------------------------
   Mark Mullin
   Principal Executive Officer

Date August 31, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ Mark Mullin
   ---------------------------------
   Mark Mullin
   Principal Executive Officer

Date August 31, 2006


By /s/ Joseph Carusone
   ---------------------------------
   Joseph Carusone
   Principal Financial Officer

Date August 31, 2006